             As filed with the Securities and Exchange Commission
                              on November 8, 1999
                     Registration No. 333-74295; 811-09253

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [_]
Pre-Effective Amendment No. ___                                            [_]
Post-Effective Amendment No. 6                                             [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [_]
Amendment No. 7                                                            [X]

                            ------------------------

                            WELLS FARGO FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)

                            ------------------------

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant to Rule 485(b), or

[_]   on _________ pursuant to Rule 485(b)

[_]   60 days after filing pursuant to Rule 485(a)(1), or

[_]   on _________ pursuant to Rule 485(a)(1)

[ ]   75 days after filing pursuant to Rule 485(a)(2), or

[_]   on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            WELLS FARGO FUNDS TRUST
                            -----------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives and Principal Strategies
                Summary of Important Risks
3               Summary of Expenses
4               See Individual Fund Summaries
                Objectives and Principal Strategies
                Important Risk Factors
                General Investment Risks
5               Not Applicable
6               Organization and Management of the Funds
7               Your Account
                How to Buy Shares
                Selling Shares
8               A Choice of Share Classes
                Reduced Sales Charges
                Exchanges
                Distribution Plan
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
12              Investment Policies
                Additional Permitted Investment Activities
                  and Associated Risks
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                               EXPLANATORY NOTE
                               ----------------

     This Post-effective Amendment No. 6 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed to register the definitive forms of prospectuses and statements of additional information for all Funds of the Trust, and to make certain other non-material changes to the prospectuses and statements of additional information for the Funds.

WELLS FARGO MONEY MARKET  FUNDS

                       PROSPECTUS

California Tax-Free Money Market Fund

Government Money Market Fund

Minnesota Money Market Fund

Money Market Fund

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

100% Treasury Money Market Fund

Class A, Class B

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                      NOVEMBER 8
                                                                            1999

Table of Contents                                                                          Money Market Funds
-------------------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                            4

This section contains important             Summary of Important Risks                                     6
summary information about the               Performance History                                            8
Funds.                                      Summary of Expenses                                           12
                                            Key Information                                               15

------------------------------------------------------------------------------------------------------------
The Funds                                   California Tax-Free Money Market Fund                         16

This section contains important             Government Money Market Fund                                  20
information about the individual            Minnesota Money Market Fund                                   22
Funds.                                      Money Market Fund                                             24
                                            National Tax-Free Money Market Fund                           28
                                            Treasury Plus Money Market Fund                               30
                                            100% Treasury Money Market Fund                               32
                                            General Investment Risks                                      34
                                            Organization and Management
                                              of the Funds                                                38

------------------------------------------------------------------------------------------------------------
Your Investment                             Your Account                                                  40

Turn to this section for                      How to Buy Shares                                           41
information on how to open an                 How to Sell Shares                                          44
account and how to buy, sell and              How to Exchange Shares                                      46
exchange Fund shares.

------------------------------------------------------------------------------------------------------------
Reference                                   Additional Services and
                                              Other Information                                           47
Look here for additional                    Table of Predecessors                                         49
information and term definitions.           Glossary                                                      50

Money Market Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in the Prospectus for further details.

     FUND                             OBJECTIVE

     California Tax-Free              Seeks current income exempt from federal
     Money Market Fund                income tax and California personal income
                                      tax, while preserving capital and
                                      liquidity.

     Government Money                 Seeks current income, while preserving
     Market Fund                      capital and liquidity.

     Minnesota Money                  Seeks current income exempt from federal
     Market Fund                      income tax and Minnesota personal income
                                      tax, while preserving capital and
                                      liquidity.

     Money Market Fund                Seeks current income, while preserving
                                      capital and liquidity.

     National Tax-Free                Seeks current income exempt from federal
     Money Market Fund                income taxes, while preserving capital and
                                      liquidity.

     Treasury Plus Money              Seeks current income, while preserving
     Market Fund                      capital and liquidity.


     100% Treasury Money              Seeks current income that is exempt from
     Market Fund                      most state and local personal income
                                      taxes, while preserving capital and
                                      liquidity.

4  Money Market Funds Prospectus

--------------------------------------------------------------------------------


PRINCIPAL STRATEGY


We invest in high-quality, short-term California municipal securities.


We invest in short-term U.S. Government obligations, including repurchase agreements.


We invest primarily in high quality, short-term Minnesota municipal securities.


We invest primarily in high-quality money market instruments.


We invest primarily in high quality, short-term municipal securities.


We invest primarily in obligations issued or guaranteed by the U.S. Treasury, including repurchase agreements.


We invest only in obligations issued or guaranteed by the U.S. Treasury.

                                                 Money Market Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks"section beginning on page 34; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Funds seeks to maintain a stable Net Asset Value ("NAV") of $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund.

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

FUND-SPECIFIC RISKS

California Tax-Free Money Market Fund
Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal obligations. In addition, we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects

Minnesota Money Market Fund
Since we invest heavily in Minnesota municipal obligations, events in Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota municipal obligations. In addition, we may invest up to 25% or more of our assets in Minnesota municipal obligations that are related in such a way that political, economic or business development affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

6  Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Class A Shares for the Government Money Market Fund, Minnesota Money Market Fund and 100% Treasury Money Market Fund in this Prospectus are a new class of shares, so performance history is not available.

     California Tax-Free Money Market Fund Class A Calendar Year Returns (%)*


                             [GRAPH APPEARS HERE]


             92      93      94      95      96      97      98
            2.81    1.89    2.28    3.23    2.76    2.92    2.61



     Best Qtr.: Q2 `95 . 0.85%       Worst Qtr.: Q1 `94 . 0.43%

     *    The Fund's year-to-date performance through September 30, 1999 was
          1.73%.
          To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.


           Average annual total return (%)
                                                                      Since
           for the period ended 12/31/98       1 year     5 years   Inception

           Class A (Incept. 1/1/92)             2.61        2.76       2.64

           IBC Retail Tax-Free Money Market
           Funds Average                        2.90        3.07       2.92


8 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Money Market Fund Class A Calendar Year Returns (%)*


                         [GRAPH APPEARS HERE]


                 93      94      95      96      97      98
                2.70    3.74    5.34    4.78    5.00    4.95



     Best Qtr.: Q2 `95 . 1.35%     Worst Qtr.: Q2 `93 . 0.65%


     *  The Fund's year-to-date performance through September 30, 1999 was
        3.32%.
        To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

         Average annual total return (%)
                                                                      Since
         for the period ended 12/31/98      1 year      5 years     Inception/2/

         Class A (Incept. 7/1/92)            4.95        4.76          4.31

         Class B (Incept. 5/25/95)1          4.25        4.00          3.56

         IBC Retail Taxable Money Market
         Funds Average                       4.94        4.73          4.29

     1. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     2. July 1, 1992.

                                                 Money Market Funds Prospectus 9

Performance History
--------------------------------------------------------------------------------

     National Tax-Free Money Market Fund Class A Calendar Year Returns (%)*


                             [GRAPH APPEARS HERE]


           89    90    91    92    93    94    95    96    97    98
          5.93  5.48  4.07  2.51  2.00  2.51  3.53  3.07  3.20  2.99



     Best Qtr.: Q2 `89 . 1.58%    Worst Qtr.: Q1 `93 . 0.47%


     *  The Fund's year-to-date performance through September 30, 1999 was
        1.94%.
        To obtain a current 7-day yield for the Fund, call toll free 1-800-222-8222.

         Average annual total return (%)

         for the period ended 12/31/98       1 year      5 years     10 years

         Class A (Incept. 1/7/88)             2.99        3.06         3.52

         IBC Retail Tax-Free Money
         Market Funds Average                 2.90        3.07         2.92


10 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Treasury Plus Money Market Fund Class A Calendar Year Returns (%)*


                             [GRAPH APPEARS HERE]


           89    90    91    92    93    94    95    96    97    98
          8.57  7.54  5.44  3.11  2.60  3.63  5.38  4.92  5.03  4.81




     Best Qtr.: Q4 `95 . 1.32%           Worst Qtr.: Q4 `98 . 1.08%


     *  The Fund's year-to-date performance through September 30, 1999 was
        3.18%.
        To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.


         Average annual total return (%)

         for the period ended 12/31/98           1 year    5 years    10 years

         Class A (Incept. 10/1/95)1               4.81      4.75        5.09

         IBC Retail Taxable Money Market
         Funds Average                            4.94      4.73        5.24

     1. Performance shown for periods prior to the inception of this Class shares reflects the performance of the Service Class shares adjusted to reflect this Class's fees and expenses.

                                                Money Market Funds Prospectus 11

Money Market Funds
--------------------------------------------------------------------------------

 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.


 SHAREHOLDER FEES

                                                                                           All      Money Market
                                                                                           Funds        Fund
                                                                                   ----------------------------------
                                                                                         CLASS A      CLASS B
---------------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a percentage of offering price)                                 None         None

 Maximum deferred sales charge (load) (as a percentage of the lower of
 the NAV at purchase or the NAV at redemption)                                            None         5.00%/1/
---------------------------------------------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------------------------------------------------------------
                                                    California Tax-Free                Government                     Minnesota
                                                     Money Market Fund              Money Market Fund             Money Market Fund
                                                  ----------------------------------------------------------------------------------
                                                          CLASS A                        CLASS A                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
  Management Fees                                          0.30%                          0.35%                         0.30%
  Distribution (12b-1) Fees                                0.00%                          0.00%                         0.00%
  Other Expenses/2/                                        0.48%                          0.54%                         0.53%
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.78%                          0.89%                         0.83%
------------------------------------------------------------------------------------------------------------------------------------
  Fee Waivers/3/                                           0.13%                          0.14%                         0.03%
------------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES                                             0.65%                          0.75%                         0.80%
------------------------------------------------------------------------------------------------------------------------------------

/1/ If you exchange Class B shares of a Fund for Money Market Fund Class B shares, and then redeem your Money Market Fund shares, you will be assessed the CDSC applicable to the exchanged shares. Exchange privileges are not available, and CDSCs do not apply, to Money Market Fund Class B shareholders in certain accounts.
/2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

12 Money Market Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
             Money            National Tax-Free        Treasury Plus          100% Treasury
          Market Fund         Money Market Fund      Money Market Fund      Money Market Fund
-----------------------------------------------------------------------------------------------
       CLASS A   CLASS B           CLASS A               CLASS A                 CLASS A
-----------------------------------------------------------------------------------------------
        0.40%     0.40%             0.25%                 0.35%                   0.35%
        0.00%     0.75%             0.00%                 0.00%                   0.00%
        0.53%     0.53%             0.83%                 0.46%                   0.54%
-----------------------------------------------------------------------------------------------
        0.93%     1.68%             1.08%                 0.81%                   0.89%
-----------------------------------------------------------------------------------------------
        0.17%     0.17%             0.43%                 0.46%                   0.24%
-----------------------------------------------------------------------------------------------
        0.76%     1.51%             0.65%                 0.65%                   0.65%
-----------------------------------------------------------------------------------------------

                                                Money Market Funds Prospectus 13

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

 EXAMPLE OF EXPENSES

 This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

 You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                   California Tax-Free     Government           Minnesota
                    Money Market Fund   Money Market Fund   Money Market Fund
                 ---------------------------------------------------------------
                         CLASS A             CLASS A             CLASS A
--------------------------------------------------------------------------------
  1 YEAR                  $ 66               $   77              $   82
  3 YEARS                 $236               $  270              $  262
  5 YEARS                 $420               $  479              $  458
 10 YEARS                 $954               $1,083              $1,023
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Money           National Tax-Free       Treasury Plus
                     Market Fund        Money Market Fund     Money Market Fund
                 ---------------------------------------------------------------
                  CLASS A     CLASS B        CLASS A            CLASS A
--------------------------------------------------------------------------------
  1 YEAR          $   78      $  154         $   66              $ 66
  3 YEARS         $  279      $  519         $  301              $243
  5 YEARS         $  498      $  922         $  554              $434
 10 YEARS         $1,127      $2,119         $1,278              $987
--------------------------------------------------------------------------------

--------------------------------------
                       100% Treasury
                     Money Market Fund
--------------------------------------
  1  YEAR                 $   66
  3  YEARS                $  260
  5  YEARS                $  470
 10  YEARS                $1,074
--------------------------------------


14 Money Market Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                Money Market Funds Prospectus 15

California Tax-Free Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The California Tax-Free Money Market Fund seeks a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term, U.S. dollar-denominated money market instruments, primarily municipal obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal obligations that provide income exempt from federal income tax and federal alternative minimum tax ("AMT"); and

     . at least 65% of total assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal obligations. In addition, we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

     No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

16 Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

California Tax-Free Money Market Fund
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                                        CLASS A SHARES--COMMENCED
                                                                        ON JANUARY 1,1992
                                                                        -------------------------
                                                                              March 31,
  For the period ended:                                                        1999
                                                                        ------------------------
  Net asset value beginning of period                                      $    1.00

  Income from investment operations:
     Net investment income (loss)                                               0.02
     Net realized gain (loss) on investments                                    0.00

  Total from investment operations                                              0.02

  Less distributions:
     Dividends from net investment income                                      (0.02)
     Distributions from net realized gain                                       0.00

  Total from distributions                                                     (0.02)

  Net asset value, end of period                                          $     1.00

  Total return (not annualized)                                                 2.49%

  Ratios/supplemental data:
     Net assets, end of period (000s)                                     $2,246,123

  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                                    0.65%
     Ratio of net investment income (loss) to
       average net assets                                                       2.46%

  Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses (annualized)                           1.03%


  Ratio of net investment income (loss) to average net
     assets prior to waived fees and reimbursed expenses
     (annualized)                                                               2.08%

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.

18 Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       March 31,         March 31,       Sept.30,      Dec.31,     Dec.31,
         1998            1997/1/          1996/2/       1995        1994

--------------------------------------------------------------------------------
   $     1.00           $     1.00   $      1.00    $     1.00     $   1.00


         0.03                 0.01          0.02          0.03         0.02
         0.00                 0.00          0.00          0.00         0.00

         0.03                 0.01          0.02          0.03         0.02


        (0.03)               (0.01)        (0.02)        (0.03)       (0.02)
         0.00                 0.00          0.00          0.00         0.00

        (0.03)               (0.01)        (0.02)        (0.03)       (0.02)

   $     1.00           $     1.00    $     1.00    $     1.00     $   1.00

         2.91%                1.36%         2.04%         3.23%        2.28%


   $2,118,881           $1,384,310    $1,161,431    $1,031,004     $869,745


         0.65%                0.65%         0.65%         0.65%        0.62%

         2.85%                2.72%         2.69%         3.18%        2.26%


         1.05%                1.03%         1.02%         1.01%        1.08%




         2.45%                2.34%         2.32%         2.82%        1.80%

                                               Money Market Funds Prospectus  19

Government Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Government Money Market Fund seeks high current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio composed principally of U.S. Government obligations, or repurchase agreements collateralized by such obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest substantially all of our assets:

     . in U.S. Government obligations; and

     . in repurchase agreements collateralized by U.S. Government obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The A Share Class for the Fund is a new class of shares, so financial highlight information is not available.

20  Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Minnesota Money Market Fund*
--------------------------------------------------------------------------------

     Investment Objective
     The Minnesota Money Market Fund seeks to provide a high level of income exempt from federal income tax, but not the federal AMT, and Minnesota state income tax, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in short-term Minnesota municipal securities, and may also invest a portion of Fund assets in the securities of other states, and in the territories and possessions of the U.S., or its political subdivisions and financing authorities, but which provide income exempt from federal personal income tax and the personal income taxes imposed by the state of Minnesota consistent with stability of principal.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in short-term municipal obligations that pay interest exempt from Minnesota personal income taxes, although it is our intention to invest substantially all of our assets in such obligations.

     We may invest any amount of Fund assets in securities subject to the federal AMT.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Since we invest heavily in Minnesota municipal obligations, events in Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota municipal obligations. In addition, we may invest up to 25% or more of our assets in Minnesota municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The Minnesota Money Market Fund is a new fund, so financial highlight information is not available.

     * As of the date of this Prospectus, this Fund has not commenced operations.

22  Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Money Market Fund seeks high current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of U.S. dollar-denominated high-quality money market instruments, including debt obligations. We may also make certain other investments including, for example, repurchase agreements.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     . commercial paper rated at the date of purchase as "P-1"by Moody's or "A-
       1+"or "A-1"by S&P;

     . negotiable certificates of deposit and banker's acceptances;

     . repurchase agreements;

     . U.S. Government obligations;

     . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

     . municipal obligations; and

     . shares of other money market funds.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Investing in shares of other money market funds will subject the Fund to the fees charged by the other funds, which will reduce returns from these investments.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

24  Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Money Market Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                       ------------------------
                                                       CLASS A SHARES--COMMENCED
                                                       ON JULY 1, 1992
                                                       -----------------------
                                                             March 31,
For the period ended:                                         1999
                                                       -----------------------
Net asset value beginning of period                          $     1.00

Income from investment operations:
  Net investment income (loss)                                     0.05
  Net realized gain (loss) on investments                          0.00

Total from investment operations                                   0.05

Less distributions:
  Dividends from net investment income                            (0.05)
  Distributions from net realized gain                             0.00

Total from distributions                                          (0.05)

Net asset value, end of period                               $     1.00

Total return (not annualized)                                      4.79%

Ratios/supplemental data:
  Net assets, end of period (000s)                           $9,137,812

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          0.75%
  Ratio of net investment income (loss) to
    average net assets                                             4.67%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                 0.93%


Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses
  (annualized)                                                     4.49%

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.


26  Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       March 31,       March 31,     Sept.30,       Dec.31,      Dec.31,
         1998           1997/1/       1996/2/        1995         1994
--------------------------------------------------------------------------------
     $     1.00       $     1.00   $     1.00   $     1.00   $     1.00


           0.05             0.02         0.03         0.05         0.04
           0.00             0.00         0.00         0.00         0.00

           0.05             0.02         0.03         0.05         0.04


          (0.05)           (0.02)       (0.03)       (0.05)       (0.04)
           0.00             0.00         0.00         0.00         0.00

          (0.05)           (0.02)       (0.03)       (0.05)       (0.04)

     $     1.00       $     1.00   $     1.00   $     1.00   $     1.00

           5.07%            2.36%        3.55%        5.34%        3.74%


     $6,711,584       $4,640,148   $3,799,908   $2,892,621   $2,343,942


           0.75%            0.75%        0.75%        0.75%        0.69%

           4.95%            4.71%        4.66%        5.13%        4.12%


           0.93%            0.90%        0.88%        0.83%        0.89%



           4.77%            4.56%        4.53%        5.05%        3.92%


                                               Money Market Funds Prospectus  27

National Tax-Free Money Market Fund
-------------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Money Market Fund seeks high current income exempt from federal income taxes, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest 100% of our assets in short-term municipal instruments, including leases. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT, and up to 20% of net assets in instruments with interest income subject to federal income and federal AMT.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT;

     . up to 20% of net assets in instruments whose income may be subject to federal income tax and the federal AMT; and

     .  up to 35% of total assets in issuers located in a single state.

     We may invest more than 25% of our total assets in industrial development bonds and in participation interests in these securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Increased investment in the securities of issuers in a single state increases the Fund's exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Please remember that some securities in the portfolio may be subject to federal taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.


28  Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                           CLASS A SHARES--COMMENCED
                                                           ON JANUARY 7, 1988
                                                          ----------------------------------------------------------------
                                                            May 31,      May 31,       May 31,       May 31,     May 31,
For the period ended:                                        1999         1998          1997          1996        1995
                                                          ----------------------------------------------------------------
Net asset value, beginning of period                      $  1.00       $  1.00       $  1.00      $  1.00      $  1.00

Income from investment operations:
  Net investment income (loss)                              0.027         0.031         0.030        0.033        0.031
  Net realized and unrealized gain (loss)
    on investments                                          0.000         0.000         0.000        0.000       (0.004)

Total from investment operations                            0.027         0.031         0.030        0.033        0.027

Less distributions:
  Dividends from net investment income                     (0.027)       (0.031)       (0.030)      (0.033)      (0.031)
  Capital contribution from advisor                         0.000         0.000         0.000        0.000        0.004

Total from distributions                                   (0.027)       (0.031)       (0.030)      (0.033)      (0.027)

Net asset value, end of period                            $  1.00       $  1.00       $  1.00      $  1.00      $  1.00

Total return (not annualized)                                2.76%         3.18%         3.08%        3.31%        3.13%/1/

Ratios/supplemental data:
  Net assets, end of period (000s)                        $41,174       $44,070       $54,616      $57,021      $47,424

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                    0.65%         0.65%         0.65%        0.65%        0.65%
  Ratio of net investment income (loss) to
    average net assets                                       2.72%         3.13%         3.01%        3.25%        3.10%

Ratios of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/2/                                   0.86%         0.83%         0.87%        0.88%        0.93%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                      2.51%         2.95%         2.79%        3.02%        2.82%

/1/ The total return for 1995 includes the effect of a capital contribution from the Advisor. Without the capital contribution, the total return would have been 2.59% for the Fund.

/2/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                               Money Market Funds Prospectus  29

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------


     Investment Objective
     The Treasury Plus Money Market Fund seeks current income and stability of principal.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in obligations issued or guaranteed by the U.S. Treasury, "plus" we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest substantially all of our assets:

     .  in U.S. Treasury obligations; and

     .  in repurchase agreements collateralized by U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Investing in shares of other money market funds will subject the Fund to the fees charged by the other funds, which will reduce returns from these investments.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.


30  Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

These tables are intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                                 CLASS A SHARES--COMMENCED
                                                                 ON OCTOBER 1, 1995
                                                                ---------------------------------------------------------
                                                                 March 31,         March 31,   March 31,   Sept. 30,
 For the period ended:                                             1999              1998       1997/1/      1996
                                                                ---------------------------------------------------------
 Net asset value beginning of period                             $   1.00          $   1.00     $  1.00     $  1.00

 Income from investment operations:
   Net investment income (loss)                                      0.05              0.05        0.02        0.05
   Net realized gain (loss) on investments                           0.00              0.00        0.00        0.00

 Total from investment operations                                    0.05              0.05        0.02        0.05

 Less distributions:
   Dividends from net investment income                             (0.05)            (0.05)      (0.02)      (0.05)
   Distributions from net realized gain                              0.00              0.00        0.00        0.00

 Total from distributions                                           (0.05)            (0.05)      (0.02)      (0.05)

 Net asset value, end of period                                  $   1.00          $   1.00     $  1.00     $  1.00

 Total return (not annualized)                                       4.62%             5.06%       2.42%       4.95%

 Ratios/supplemental data:
   Net assets, end of period (000s)                              $543,903          $381,594     $66,486     $53,706

 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                           0.65%             0.62%       0.55%       0.55%
   Ratio of net investment income (loss) to
     average net assets                                              4.50%             4.93%       4.81%       4.96%

 Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)                                             0.79%             0.85%       0.75%       0.67%

 Ratio of net investment income (loss) to
   average net assets prior to waived fees
   and reimbursed expenses (annualized)                              4.36%             4.70%       4.61%       4.84%

/1/ The Fund changed its fiscal year-end from September 30 to March 31.

                                                Money Market Funds Prospectus 31

100% Treasury Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The 100% Treasury Money Market Fund seeks stability of principal and current income that is exempt from most state and local personal income taxes.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    100% of our assets in U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

     Any capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see "Taxes" on page 48, and the Statement of Additional Information.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The A Share Class for the Fund is a new class of shares, so financial highlight information is not available.

32 Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

34 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can,of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities,which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                               Money Market Funds Prospectus  35

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                               CALIFORNIA                                 NATIONAL
                                                                  TAX -                          MONEY     TAX -   TREASURY   100%
                                                                  FREE    GOVERNMENT  MINNESOTA  MARKET    FREE      PLUS   TREASURY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                       RISK
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from                Leverage Risk            .           .          .         .          .       .        .
banks for temporary purposes
to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that      Interest Rate and        .           .          .         .          .       .
are adjusted either on a schedule         Credit Risk
or when an index or benchmark changes.

Foreign Securities
Dollar-denominated debt                   Information, Liquidity,
obligations of foreign branches of        Political, Regulatory                .                    .                  .
U.S. banks or U.S. branches of foreign    and Diplomatic Risk
banks.

Illiquid Securities
A security that cannot be readily         Liquidity Risk           .           .          .         .          .       .
sold, or cannot be readily sold
without negatively affecting its
fair price. Illiquid securities
are limited to 10% of assets.

Loans of Portfolio Securities
The practice of loaning securities to     Credit,
brokers, and financial institutions to    Counter-Party and        .           .          .         .          .       .        .
increase return on those securities.      Leverage Risk
Loans may be made in accordance with
existing Investment Strategies.

Other Mutual Funds
The temporary investment in shares of
another money market fund. A pro rata     Market Risk              .           .          .         .          .       .
portion of the other fund's expenses,
in addition to the expenses paid by the
Funds, will be borne by Fund
shareholders.

Repurchase Agreements
A transaction in which the seller of a    Credit and                           .                    .          .
security agrees to buy back a security    Counter-Party Risk
at an agreed upon time and price, usually
with interest.


36  Money Market Funds Prospectus

                                          This Page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 49 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of Wells Fargo Funds Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders, it may make a change in one of these companies.

------------------------------------------------------------------------------------------------------------------------------------
                                                         BOARD OF TRUSTEES

                                                 Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                    INVESTMENT ADVISOR                                                    CUSTODIAN
     Wells Fargo Bank, N.A.                                           Norwest Bank Minnesota, N.A.
     525 Market St., San Francisco, CA                                6th & Marquette, Minneapolis, MN
     Manages the Funds' investment activities                         Provides safekeeping for the Funds' assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                                                      INVESTMENT SUB-ADVISOR

                                              Wells Capital Management, Incorporated
                                                         525 Market Street
                                                         San Francisco, CA
                                             Manages the Funds' investment activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                                                                         SHAREHOLDER
                                                                      TRANSFER                            SERVICING
          DISTRIBUTOR                   ADMINISTRATOR                 AGENT                                AGENTS

     Stephens Inc.                      Wells Fargo Bank, N.A.        Boston Financial Data              Various Agents
     111 Center St.                     525 Market St.                Services, Inc.
     Little Rock, AR                    San Francisco, CA             Two Heritage Dr.
                                                                      Quincy, MA

     Markets the Funds                  Manages the                   Maintains records                  Provide
     and distributes                    Funds' business               of shares and                      services to
     Fund shares                        activities                    supervises the paying              customers
                                                                      of dividends
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                           SHAREHOLDERS

38 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of June 30, 1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Class B shares of the Money Market Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the distribution plan. For these services the Class B shares of the Money Market Fund pay 0.75% of its average net assets.

     These fees are paid out of the Money Market Fund's assets attributable to the Class B shares on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Money Market Fund Class B shares are available only through certain Class B share exchanges and for direct purchase in certain accounts.

                                                Money Market Funds Prospectus 39

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account, and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We process requests to buy or sell shares of the funds each business day. Requests we receive in proper form for the Government Money Market and Money Market Funds before 3:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the Treasury Plus Money Market Funds before 3:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the National Tax-Free Money Market Fund before 12:00 noon (ET) generally are processed on the same day. For certain institutions with automated arrangements in place, requests we receive in proper form for the Treasury Plus Money Market Fund before 5:00 p.m. (ET) and for the National Tax-Free Money Market Fund before 2:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the 100% Treasury Money Market Fund before 1:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the remaining money market Funds before 12:00 noon (ET) generally are processed on the same day. Earlier purchase and redemption cutoff times may be established by your institution. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

     . We determine the NAV of each Fund's shares each business day. The Funds are open Monday through Friday, and generally are closed on federal bank holidays. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Government Money Market and Money Market Funds at 3:00 p.m. (ET), of the Treasury Plus Money Market Fund at 5:00 p.m. (ET), of the National Tax-Free Money Market Fund at 2:00 p.m. (ET), of the 100% Treasury Money Market Fund at 1:00 p.m. (ET), and of all other funds at 12:00 noon (ET). Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 of the Investment Company Act of 1940. See the Statement of Additional Information for further disclosure.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

40 Money Market Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     BY MAIL

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
    ----------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives you application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Treasury Plus Money Market Fund, Class A."

     . You may start your account with $100 if you elect the Systematic Purchase plan option on the Application.

     .    Mail to: Wells Fargo Funds                   Overnight Mail Only: Wells Fargo Funds
                   Attn: CCSU-Boston Financial         Attn: CCSU-Boston Financial
                   PO Box 8266                         66 Brooks Drive
                   Boston, MA 02266-8266               Braintree, MA 02184

    ----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
    ----------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
          Attn: CCSU-Boston Financial
          PO Box 8266
          Boston, MA 02266-8266

                                                Money Market Funds Prospectus 41

Your Account
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
    ----------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN:CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011-000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Application)
                                    9905-437-1

    ----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
    ----------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below.
          Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011 000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Account)
                                    9905-437-1

42 Money Market Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
   -----------------------------------------------------------------------------

     . You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     Call Shareholder Services and instruct the representative to either:

     . transfer at least $1,000 from a linked settlement account, or

     . exchange at least $1,000 worth of shares from an existing Wells Fargo
       Fund. Please see the "How to Exchange Shares" section for special rules.

     . Call: 1-800-222-8222

   -----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
   ---------------------------------------------------------------------------

     Call Shareholder Services and instruct the representative to either:

     . transfer at least $100 from a linked settlement account, or

     . exchange at least $100 worth of shares from another Wells Fargo Fund.

     . Call: 1-800-222-8222

                                                Money Market Funds Prospectus 43

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

      BY MAIL

      IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

      . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

      . Make sure all the account owners sign the request exactly as their names appear on the account application.

      . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

      .  Mail to:  Wells Fargo Funds
                   Attn: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

      BY PHONE

      . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number. Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

      . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

      . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

      . Telephone requests are not accepted if the address on your account was changed by phone in the last 30 days.

      Call: 1-800-222-8222

44 Money Market Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     BY CHECK

     . Checking-writing privileges are available to clients of certain broker/dealers with shareholder servicing agreements. State Street Bank and Trust Company (the "Bank") will provide shareholders of Class A shares upon request, with forms of checks drawn on the Bank. Checks may be payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege must so elect on their Account Application Form and must execute signature cards (for additional information, see the reverse side of the signature card). Additional documentation will be required from corporations, partnerships, fiduciaries or other institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. Shareholders who purchase shares by check (including certified checks or cashiers checks) may write checks against those shares only after they have been on the Fund's books for 15 days. When such a check is presented to the Bank for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. If the amount of the check is greater than the value of the shares held in the shareholders' account, the check will be returned unpaid, and the shareholder may be subject to extra charges. The check may not draw on month-to-date dividends which have been declared but not distributed. Checks should not be used to close a Fund account because when the check is written, the shareholder will not know the exact total value of the account on the day the check clears. There is presently no charge to the shareholder for the maintenance of this special checking account or for the clearance of any checks, but the Trust reserves the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

     .  Call: 1-800-222-8222 to order checks.

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the "Pricing Fund Shares" section are processed on the same business day.

     . Your redemptions of Money Market Fund Class B shares are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                Money Market Funds Prospectus 45

Your Account                                           How to Exchange Shares
-------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . If you exchange between a money market fund and a Fund with a sales load, you will buy shares at the Public Offering Price ("POP") of the new Fund and a sales load may be assessed.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may exchange shares of the Funds for Class A, Class B or Class C shares of a non-money market fund.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

46 Money Market Funds Prospectus

Additional Services and Other Information
-------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawal may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program,you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program,you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more;

        .  must have your distributions reinvested; and

        .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus declare dividends daily, pay dividends monthly and make capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

                                                Money Market Funds Prospectus 47

Additional Services and Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Class B Share CDSC Reductions
     Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of deferred sales charges is included in the SAI. Please consult your financial advisor or Wells Fargo Funds for assistance.

     Taxes
     The following discussion regarding federal and state income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of the California Tax-Free Money Market, Minnesota Money Market and National Tax-Free Money Market Funds' net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal alternative minimum tax. Distributions of the California Tax-Free Money Market Fund's net interest income from California state and municipal tax-exempt securities will not be subject to California personal tax, although a portion of such distributions could be subject to the California alternative minimum tax. Distributions of the Minnesota Money Market Funds net interest income from Minnesota state and municipal tax-exempt securities will not be subject to Minnesota state income tax, although a portion of such distributions could be subject to the Minnesota alternative minimum tax. Distributions of the Funds' net investment income from other sources and short-term capital gain will be taxable to you as ordinary income. Distributions of the Funds' net long-term capital gain generally will be taxable to you as net capital gain. Corporate shareholders will not be above to deduct any distributions when determining their taxable income. Distributions from the 100% Treasury Money Market Fund's in most jurisdictions from state and local personal income taxes, but may not be exempt from state and local corporate income and/or franchise taxes.

     Any taxable distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and paid in January of the following year will be taxable to you as if they were paid on December 31 of the first year. At the end of every year, we will notify you of the status of your distributions for the year.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

     As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

48 Money Market Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc.or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

        Wells Fargo Funds Trust                 Predecessor Fund
        California Tax-Free Money Market Fund   Stagecoach California Tax-Free Money Market Fund
        Government Money Market Fund            Norwest Advantage U.S. Government Fund
        Minnesota Money Market Fund             N/A
        Money Market Fund                       Stagecoach Money Market Fund
        National Tax-Free Money Market Fund     Norwest Advantage Municipal Money Market Fund
        Treasury Plus Money Market Fund         Stagecoach Treasury Plus Money Market Fund
        100% Treasury Money Market Fund         Norwest Advantage Treasury Fund


                                               Money Markets Fund Prospectus  49

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Generally, Monday through Friday with the exception of any federal bank holiday.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage - and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a mortgage-backed security.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.


50  Money Market Funds Prospectus

--------------------------------------------------------------------------------

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940,such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Moody's
A nationally recognized ratings organization.

Municipal Obligations
Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Rating Organization ("NRRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Preservation of Capital
The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

Principal Stability
The degree to which shares prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.


                                               Money Market Funds Prospectus  51

Glossary
--------------------------------------------------------------------------------
     S&P
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Zero Coupon Securities
     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


52  Money Market Funds Prospectus

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--------------------------------------------------------------------------------

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

Institutional Class

WELLS FARGO MONEY
MARKET FUNDS

PROSPECTUS

Cash Investment Money Market Fund

National Tax-Free Institutional Money Market Fund

Treasury Plus Institutional Money Market Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOVEMBER 8
   1999

Table of Contents                                             Money Market Funds
--------------------------------------------------------------------------------
Overview                           Objectives and Principal Strategies         4

This section contains important    Summary of Important Risks                  6
summary information about          Performance History                         7
the Funds.                         Summary of Expenses                         8
                                   Key Information                            10

--------------------------------------------------------------------------------

The Funds                          Cash Investment Money Market Fund          12

This section contains important    National Tax-Free Institutional
information about the individual   Money Market Fund                          13
Funds.                             Treasury Plus Institutional
                                    Money Market Fund                         14
                                   General Investment Risks                   16
                                   Organization and Management
                                    of the Funds                              20

--------------------------------------------------------------------------------

Your Investment                    Your Account                               22

Turn to this section for           How to Buy Shares                          23
information on how to open an      How to Sell Shares                         24
account and how to buy, sell and   How to Exchange Shares                     25
exchange Fund shares.

--------------------------------------------------------------------------------

Reference                          Other Information                          26

Look here for additional           Table of Predecessors                      27
information and term               Glossary                                   28
definitions.

Money Market Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

     FUND                          OBJECTIVE

     Cash Investment Money         Seeks current income, while preserving
     Market Fund                   capital and liquidity.

     National Tax-Free
     Institutional Money           Seeks current income exempt from federal
     Market Fund                   income taxes, while preserving capital and
                                   liquidity.

     Treasury Plus Institutional
     Money Market Fund             Seeks current income,while preserving capital
                                   and liquidity.

4 Money Market Funds Prospectus

PRINCIPAL STRATEGY

We invest primarily in high-quality money market instruments.


We invest primarily in high-quality, short-term municipal securities.


We invest primarily in obligations issued or guaranteed by the U.S. Treasury, including repurchase agreements.

                                                 Money Market Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;
 . under the "General Investment Risks" section beginning on page 16; and . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Funds seeks to maintain a stable Net Asset Value ("NAV") of $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund.

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

6 Money Market Funds Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     The Cash Investment Money Market and National Tax-Free Institutional Money Market Funds have been in operation less than a calendar year, so return information is not reported for these Funds.

     Treasury Plus Institutional Money Market Fund Institutional Class Calendar Year Returns (%)*

 1989               8.78
 1990               7.75
 1991               5.65
 1992               3.32
 1993               2.80
 1994               3.84
 1995               5.49
 1996               5.23
 1997               5.35
 1998               5.23


     Best Qtr.: Q4 `95 . 1.40%    Worst Qtr.: Q4 `98 . 1.18%

     * The Fund's year-to-date performance through September 30, 1999 was 3.48%.
       To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

     Average annual total return (%)

     for the period ended 12/31/98                             1 year          5 year          10 year
     Institutional Class (Incept.8/11/95)/1/                    5.23            5.03             5.33

     IBC Institutional Taxable                                  5.24            5.58             5.63
     Money Market Funds Average

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted October 1, 1985.

                                                 Money Market Funds Prospectus 7

Money Market Funds
--------------------------------------------------------------------------------

  These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

  SHAREHOLDER FEES

-----------------------------------------------------------------------------------------------------------
                                                                                                 All Funds
-----------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases                                                 None
  (as a percentage of offering price)

  Maximum deferred sales charge (load) (as a percentage of the lower of                            None
  the NAV at purchase or the NAV at redemption)
-----------------------------------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------------------------
                                                                National Tax-Free         Treasury Plus
                                           Cash Investment     Institutional Money     Institutional Money
                                          Money Market Fund        Market Fund             Market Fund
                                         ------------------------------------------------------------------
  Management Fees                               0.10%                 0.10%                     0.10%
  Distribution (12b-1) Fees                     0.00%                 0.00%                     0.00%
  Other Expenses/1/                             0.19%                 0.22%                     0.22%
-----------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES          0.29%                 0.32%                     0.32%
-----------------------------------------------------------------------------------------------------------
  Fee Waivers/2/                                0.04%                 0.02%                     0.07%
-----------------------------------------------------------------------------------------------------------
  NET EXPENSES                                  0.25%                 0.30%                     0.25%
-----------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

8 Money Market Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-----------------------------------------------------------------------------------------------------------
                                                                National Tax-Free         Treasury Plus
                                           Cash Investment     Institutional Money     Institutional Money
                                          Money Market Fund        Market Fund             Market Fund
                                         ------------------------------------------------------------------
  1 YEAR                                        $ 26                    $ 31                   $ 26
  3 YEARS                                       $ 89                    $101                   $ 96
  5 YEARS                                       $159                    $178                   $173
 10 YEARS                                       $364                    $404                   $399
-----------------------------------------------------------------------------------------------------------

                                                 Money Market Funds Prospectus 9

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.


     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

10 Money Market Funds Prospectus

                                              This Page intentionally left blank
--------------------------------------------------------------------------------

Cash Investment Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Cash Investment Money Market Fund seeks high current income, preservation of capital and liquidity.

     ---------------------------------------------------------------------------
     Investment Strategies
     We invest in a broad spectrum of high-quality money market instruments. These include commercial paper, negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S.banks,foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly owned banking-related subsidiaries of foreign banks. We limit our investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion,or the equivalent in other currencies.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     . at least 80% of total assets in high-quality,short-term instruments of domestic and foreign issuers;

     .  up to 25% of total assets in foreign obligations; and

     . no more than 25% of total assets in any single industry, subject to certain exceptions. Please refer to the Statement of Additional Information for details.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Although we seek to maintain a $1.00 per share NAV,there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

     You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 16; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The Institutional Class for the Cash Investment Money Market Fund is a new class of shares, so financial highlight information is not available.

12 Money Market Funds Prospectus

National Tax-Free Institutional Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Institutional Money Market Fund seeks high current income exempt from federal income taxes, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Policies
     We invest 100% of our assets in short-term municipal obligations,including leases. These investments may have fixed, variable,or floating rates of interest and may be zero coupon securities. We invest at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT. We may invest up to 20% of net assets in securities that pay interest income subject to federal income tax and the federal AMT.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT; and

     . up to 20% of net assets in instruments whose income may be subject to federal income tax and the federal AMT; and

     .  up to 35% of total assets in issuers located in a single state.

     We may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV,there is no guarantee that we will be able to do so.Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Increased investment in the securities of issuers in a single state increases the Fund's exposure to risks associated with economic downturns or legislative or regulatory changes in the state.


     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically,less information is available about a municipal issuer than is available for other types of securities issuers.

     Please remember that some securities in the portfolio may be subject to federal taxes.

     You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 16; and the specific risks listed here. They are all important to your investment choice.

     ---------------------------------------------------------------------------

     Financial Highlights
     The Institutional Class for the National Tax-Free Institutional Money Market Fund is a new class of shares, so financial highlight information is not available.

                                                Money Market Funds Prospectus 13

Treasury Plus Institutional Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Treasury Plus Institutional Money Market Fund seeks current income and stability of principal.

     ---------------------------------------------------------------------------
     Investment Policies
     We invest in obligations issued or guaranteed by the U.S. Treasury, "plus" we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations.

     Permitted Investments
     Under normal market conditions, we invest substantially all of our assets:

     .  in U.S. Treasury obligations; and

     .  in repurchase agreements collateralized by U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Investing in shares of other money market funds with substantially similar objectives and investment policies will subject the Fund to the fees charged by the other Funds, which will reduce returns from these investments.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 16; and the specific risks listed here. They are all important to your investment choice.

14 Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995, which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                   March 31,   March 31,  March 31,  Sept.30,   Sept.30,
For the period ended:                                                1999       1998       1997/1/    1996       1995/2/
                                                                  --------------------------------------------------------
Net asset value, beginning of period                              $   1.00    $   1.00    $   1.00   $   1.00    $  1.00

Income from investment operations:
   Net investment income (loss)                                       0.05        0.05        0.03       0.05       0.01
   Net realized and unrealized gain (loss)
     on investments                                                   0.00        0.00        0.00       0.00       0.00

Total from investment operations                                      0.05        0.05        0.03       0.05       0.01

Less distributions:
   Dividends from net investment income                              (0.05)      (0.05)      (0.03)     (0.05)     (0.01)
   Distributions from net realized gain                               0.00        0.00        0.00       0.00       0.00

Total from distributions                                             (0.05)      (0.05)      (0.03)     (0.05)     (0.01)

Net asset value, end of period                                    $   1.00    $   1.00    $   1.00   $   1.00    $  1.00

Total return (not annualized)                                         5.04%       5.41%       2.58%      5.26%      5.51%

Ratios/supplemental data:
   Net assets, end of period (000s)                               $493,987    $501,494    $449,647   $540,689    $36,443

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                            0.25%       0.25%       0.25%      0.25%      0.26%
   Ratio of net investment income (loss) to
     average net assets                                               4.92%       5.28%       5.11%      5.21%      5.42%

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)                   0.41%       0.40%       0.39%      0.59%      0.69%

Ratio of net investment income (loss) to average
   net assetsprior to waived fees and reimbursed
   expenses (annualized)                                              4.76%       5.13%       4.97%      4.87%      4.99%

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ This class of shares commenced operations on August 11, 1995.


                                                Money Market Funds Prospectus 15

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers.Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

16 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                Money Market Funds Prospectus 17

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective. Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                           CASH     NATIONAL TAX-FREE  TREASURY PLUS
                                                       RISK                              INVESTMENT  INSTITUTIONAL    INSTITUTIONAL
Borrowing Policies
The ability to borrow from banks for temporary         Leverage Risk                         .            .                .
purposes to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted      Interest Rate and                     .            .                .
either on a schedule or when an index or benchmark     Credit Risk
changes.


Foreign Securities
Dollar-denominated debt obligations of foreign         Information, Liquidity, Political,    .
branches of U.S. banks or U.S. branches of foreign     Regulatory and Diplomatic Risk
banks.

Illiquid Securities
A security that cannot be readily sold, or cannot      Liquidity Risk
be readily sold without negatively affecting its                                             .            .                .
fair price. Illiquid securities are limited to 10%
of assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,         Credit,Counter-Party and
dealers and financial institutions to increase         Leverage Risk                         .            .                .
return on those securities. Loans may be made in
accordance with existing investment strategies.

Other Mutual Funds
The temporary investment in shares of another          Market Risk
money market fund. A pro rata portion of the other                                           .            .                .
fund's expenses, in addition to the expenses paid by
the Funds, will be borne by Fund shareholders.

Repurchase Agreements
A transaction in which the seller of a security        Credit and
agrees to buy back a security at an agreed upon time   Counter-Party Risk                    .            .                .
and price, usually with interest.

18 Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 27 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of Wells Fargo Funds Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

------------------------------------------------------------------------------------------------------------------------------------
                                                         BOARD OF TRUSTEES

                                                 Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                    INVESTMENT ADVISOR                                                               CUSTODIAN

          Wells Fargo Bank, N.A.                                                Norwest Bank Minnesota, N.A.
          525 Market St., San Francisco, CA                                     6th & Marquette, Minneapolis, MN
          Manages the Funds' investment activities                              Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                      INVESTMENT SUB-ADVISOR
                                              Wells Capital Management, Incorporated
                                                          525 Market St.
                                                         San Francisco, CA
                                             Manages the Funds' investment activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                                                                             SHAREHOLDER
                                                                      TRANSFER                                SERVICING
          DISTRIBUTOR                 ADMINISTRATOR                    AGENT                                    AGENTS

     Stephens Inc.                   Wells Fargo Bank, N.A.      Boston Financial Data                      Various Agents
     111 Center St.                  525 Market St.              Services, Inc.
     Little Rock, AR                 San Francisco, CA           Two Heritage Dr.
                                                                 Quincy, MA
     Markets the Funds               Manages the                 Maintains records                          Provide
     and distributes                 Funds' business             of shares and supervises                   services to
     Fund shares                     activities                  the payment of dividends                   customers
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                               Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                           SHAREHOLDERS

20 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive 0.10% of each Fund's average net assets.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of June
     30, 1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                Money Market Funds Prospectus 21

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We process requests to buy or sell shares of the funds each business day. Requests we receive in proper form for the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds before 3:00 p.m. (ET) generally are processed on the same day. For certain institutions with automated arrangements in place, requests we receive in proper form for the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds before 5:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the National Tax-Free Institutional Money Market Fund before 12:00 noon
          (ET) generally are processed on the same day. Earlier purchase and redemption cutoff times may be established by your institution. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

     . We determine the NAV of each Fund's shares each business day. The Funds are open Monday through Friday, and generally are closed on federal bank holidays. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds at 5:00 p.m. (ET), and of the National Tax-Free Institutional Money Market Fund at 12:00 noon (ET). Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 of the Investment Company Act of 1940. See the Statement of Additional Information for further disclosure.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $5,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount.

22 Money Market Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------


     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Fund is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                Money Market Funds Prospectus 23

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

      GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the "Pricing Fund Shares" section are processed on the same business day. Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally,we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits,it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

24 Money Market Funds Prospectus

                                                          How to Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general,the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . Institutional Class shares may be exchanged for other Institutional Class shares, or for Class A shares in certain qualified accounts. Contact your account representative for further details.

                                                Money Market Funds Prospectus 25

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus declare dividends daily, pay dividends monthly, and make capital gains distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of the National Tax-Free Institutional Money Market Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal alternative minimum tax. Distributions of the National Tax-Free Institutional Money Market Fund's and the other Funds' net investment income from other sources and short-term capital gain will be taxable to you as ordinary income.

     Distributions of the Funds' net long-term capital gain generally will be taxable to you as net capital gain. Corporate shareholders will not be able to deduce any distributions when determining their taxable income.

     Taxable distributions from the Funds normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and paid in January of the following year will be taxable to you as if they were paid on December 31 of the first year. At the end of every year, we will notify you of the status of your distributions for the year.

     Foreign shareholders may be subject to different tax treatment,including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

     As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

26 Money Market Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust                                       Predecessor Funds
          Cash Investment Money Market Fund                             Norwest Advantage Cash Investment Fund

          National Tax-Free Institutional Money Market Fund             Norwest Advantage Municipal Money Market Fund

          Treasury Plus Institutional Money Market Fund                 Stagecoach Treasury Plus Money Market Fund


                                                Money Market Funds Prospectus 27

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Generally, Monday through Friday with the exception of any federal bank holiday.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a mortgage-backed security.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution
An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

28 Money Market Funds Prospectus

--------------------------------------------------------------------------------

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations
Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Rating Organization ("NRRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Stability of Principal
The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Zero Coupon Securities
Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                                Money Market Funds Prospectus 29

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

write to:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

   P010
ICA Reg.No.
 811-09253       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Trust

WELLS FARGO MONEY
MARKET TRUST FUNDS

PROSPECTUS

California Tax-Free Money Market Trust

Money Market Trust

National Tax-Free Money Market Trust

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOVEMBER 8
   1999

This page intentionally left blank
--------------------------------------------------------------------------------


                                    PAGE]2

Table of Contents                                            Money Market Trusts
--------------------------------------------------------------------------------
Overview                           Objectives and Principal
                                   Strategies                                 4
This section contains important    Summary of Important Risks                 6
summary information about the      Performance History                        8
Funds.                             Summary of Expenses                       12
                                   Key Information                           14

--------------------------------------------------------------------------------
The Funds                          California Tax-Free Money Market Trust    16

This section contains              Money Market Trust                        18
important information about the    National Tax-Free Money Market Trust      20
individual Funds.                  General Investment Risks                  22
                                   Organization and Management
                                    of the Funds                             26

--------------------------------------------------------------------------------
Your Investment                    Your Account                              28

Turn to this section for             How to Buy Shares                       29
information on how to open an        How to Sell Shares                      29
account and how to buy and sell
Fund shares.

--------------------------------------------------------------------------------
Reference                          Other Information                         30

Look here for additional           Table of Predecessors                     31
information and term               Glossary                                  32
definitions.

Wells Fargo Money Market Trusts Overview
--------------------------------------------------------------------------------
See the individual Funds descriptions in this Prospectus for further details.

     FUND                          OBJECTIVE

     California Tax-Free Money     Seeks current income exempt from federal
     Market Trust                  income tax and California personal income
                                   tax, while preserving capital and liquidity.

     Money Market Trust            Seeks current income, while preserving
                                   capital and liquidity.

     National Tax-Free Money       Seeks current income exempt from federal
     Market Trust                  income tax, while preserving capital and
                                   liquidity.

4 Money Market Trusts Prospectus

PRINCIPAL STRATEGY

We invest in high-quality, short-term California Municipal Securities.

We invest primarily in high-quality money market instruments.

We invest primarily in high-quality, short-term municipal securities.

                                                Money Markey Trusts Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

     This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

     .  the individual Fund Descriptions later in this Prospectus;
     . under the "General Investment Risks" section beginning on page 22; and . in the Funds'Statement of Additional Information.

     An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Funds seeks to maintain a stable Net Asset Value ("NAV") of $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund.

     The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

6 Money Market Trusts Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------


                                    PAGE]7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, one- and five-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     California Tax-Free Money Market Trust Calendar Year Returns (%)*

 1998               3.03


     Best Qtr.: Q4 `97 . 0.86%    Worst Qtr.: Q3 `98 . 0.71%

     * The Trust's year-to-date performance through September 30, 1999 was 2.04%.
       To obtain a current 7-day yield for the Trust, call toll-free 1-800-222-8222.

       Average annual total return (%)

                                                                                      Since
       for the period ended 12/31/98                               1 year           Inception
       California Tax-Free Money Market Trust (Incept. 5/5/97)      3.03              3.17

       IBC Institutional Tax-Free Money Market Funds Average        3.16              3.25

8 Money Market Trusts Prospectus

     Money Market Trust Calendar Year Returns (%)*

 1991               5.50
 1992               3.42
 1993               2.82
 1994               4.15
 1995               5.86
 1996               5.41
 1997               5.57
 1998               5.51


     Best Qtr.: Q1 `91 . 1.54%    Worst Qtr.: Q2 `93 . 0.68%


     * The Trust's year-to-date performance through September 30, 1999 was 3.74%.
       To obtain a current 7-day yield for the Trust, call toll-free 1-800-222-8222.

Average annual total return (%)

                                                                                       Since
     for the period ended 12/31/98               1 year          5 years             Inception
     Money Market Trust (Incept.9/17/90)          5.51             5.30                 4.84
     IBC Institutional Taxable                    5.24             5.58                 5.79
     Money Market Funds Average

                                                Money Market Trusts Prospectus 9

Performance History
--------------------------------------------------------------------------------

     National Tax-Free Money Market Trust Calendar Year Returns (%)*

 1998               3.29


     Best Qtr.: Q2 `98 . 0.87%    Worst Qtr.: Q4 `98 . 0.78%

     * The Trust's year-to-date performance through September 30, 1999 was 2.22%.
       To obtain a current 7-day yield for the Trust, call toll-free 1-800-222-8222.

Average annual total return (%)

                                                                                       Since
     for the period ended 12/31/98                                   1 year          Inception
     National Tax-Free Money Market Trust (Incept.11/10/97)           3.29             3.38
     IBC Institutional Tax-Free Money Market Funds Average            3.16             3.18

10 Money Market Trusts Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------


                                   PAGE]11

Money Market Trusts
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

--------------------------------------------------------------------------------
                                                                       All Funds

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                             None

Maximum deferred sales charge (load) (as a percentage of the lower of
the NAV at purchase or the NAV at redemption)                               None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         California Tax-Free                           National Tax-Free
                                         Money Market Trust      Money Market Trust    Money Market Trust
---------------------------------------------------------------------------------------------------------
Management Fees                               0.00%                    0.00%                  0.00%
Distribution (12b-1) Fees                     0.00%                    0.00%                  0.00%
Other Expenses/1/                             0.24%                    0.20%                  0.26%
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES          0.24%                    0.20%                  0.26%
---------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                0.04%                    0.00%                  0.06%
---------------------------------------------------------------------------------------------------------
NET EXPENSES                                  0.20%                    0.20%                  0.20%
---------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

12 Money Market Trusts Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------------
                                         California Tax-Free                           National Tax-Free
                                         Money Market Trust      Money Market Trust    Money Market Trust
---------------------------------------------------------------------------------------------------------
 1 YEAR                                         $ 20                    $ 20                  $ 20
 3 YEARS                                        $ 73                    $ 64                  $ 78
 5 YEARS                                        $131                    $113                  $140
10 YEARS                                        $302                    $255                  $325
---------------------------------------------------------------------------------------------------------

                                               Money Market Trusts Prospectus 13

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental,that is, it can be changed by a vote of the Board of Trustees alone.The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

14 Money Market Trusts Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                    PAGE]15

California Tax-Free Money Market Trust
--------------------------------------------------------------------------------

     Investment Objective
     The California Tax-Free Money Market Trust seeks a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of Bonds, notes and commercial paper issued by or on behalf of the State of California, its cities,municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal obligations that provide income exempt from federal income tax and federal alternative minimum tax ("AMT"); and
     . at least 65% of total assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal obligations. In addition,we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section of page 6; the "General Investment Risks" section beginning on page 22; and the specific risks listed here. They are all important to your investment choice.

16 Money Markey Trusts Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING
                                                                            COMMENCED ON MAY 5,1997
                                                                           -------------------------------


                                                                             March 31,       March 31,
For the period ended:                                                          1999            1998
                                                                           -------------------------------
Net asset value,beginning of period                                          $   1.00       $   1.00

Income from investment operations:
Net investment income (loss)                                                     0.03           0.03
Less distributions:
Dividends from net investment income                                            (0.03)         (0.03)

Net asset value,end of period                                                $   1.00       $   1.00

Total return (not annualized)                                                    2.93%          2.94%

Ratios/supplemental data:
Net assets, end of period (000s)                                             $549,289       $636,441

Ratios to average net assets (annualized):
Ratio of expenses to average net assets                                          0.20%          0.20%
Ratio of net investment income (loss) to
average net assets                                                               2.91%          3.18%

Ratio of expenses to average net assets
prior to waived fees and reimbursed expenses (annualized)                        0.91%          0.85%

Ratio of net investment income (loss) to average net assets
prior to waived fees and reimbursed expenses (annualized)                        2.20%          2.53%

                                                Money Market Trust Prospectus 17

Money Market Trust
--------------------------------------------------------------------------------

     Investment Objective
     The Money Market Trust seeks current income and stability of principal.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund pursues its objectives by investing in high-quality U.S. dollar-denominated money market instruments.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest all of our assets in:

     . short-term U.S. Government obligations;

     . obligations of domestic and foreign banks;

     . commercial paper;

     . repurchase agreements;and

     . variable- and floating-rate instruments.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 22; and the specific risks listed here. They are all important to your investment choice.

18 Money Market Trusts Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                COMMENCED ON SEPTEMBER 17,1990
                                             ------------------------------------------------------------------------------------
                                              March 31,   March 31,   March 31,    Sept.30,    Sept.30,       May 31,     May 31,
For the period ended:                           1999        1998       1997/1/       1996      1995/2/         1995        1994
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period         $   1.00    $   1.00     $   1.00   $     1.00    $   1.00       $   1.00   $   1.00

Income from investment operations:
   Net investment income (loss)                  0.05        0.05         0.03         0.05        0.02           0.05       0.03

Less distributions:
   Dividends from net investment income         (0.05)      (0.05)       (0.03)       (0.05)      (0.02)         (0.05)     (0.03)

Net asset value, end of period               $   1.00    $   1.00     $   1.00   $     1.00    $   1.00       $   1.00   $   1.00

Total return (not annualized)                    5.35%       5.62%        2.66%        5.43%       5.70%/1/       5.05%      3.21%

Ratios/supplemental data:
   Net assets, end of period (000s)          $471,923    $630,770     $807,003   $1,143,767    $286,863       $290,483   $300,894


Ratios to average net assets (annualized):
   Ratio of expenses to
     average net assets                          0.20%       0.20%        0.20%        0.18%       0.19%          0.17%      0.18%
   Ratio of net investment income (loss)
     to average net assets                       5.20%       5.46%        5.28%        5.33%       5.70%          5.06%      3.21%

Ratio of expenses to average net assets
  prior to waived fees and
  reimbursed expenses (annualized)               0.61%       0.61%        0.61%        0.55%       1.11%          1.07%      1.02%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)           4.79%       5.05%        4.87%        4.96%       4.78%          4.16%      2.37%

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from May 31 to September 30.

                                               Money Market Trusts Prospectus 19

National Tax-Free Money Market Trust
--------------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Money Market Trust seeks a high level of income exempt from federal income tax, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest 100% of our assets in short-term municipal instruments,including leases. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT, and up to 20% of net assets in instruments with interest income subject to federal income and federal AMT.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions,we invest:

     . at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT;
     . up to 20% of net assets in instruments whose income may be subject to federal income tax and the federal AMT; and . up to 35% of total assets in issuers located in a single state.

     We may also invest up to 25% of total assets in industrial development bonds and in participation interests in these securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so.Generally,short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Increased investment in the securities of issuers in a single state increases the Fund's exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

     Up to 25% or more of our assets invested in municipal obligations may be related in such a way that political,economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply,which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Please remember that some securities in the portfolio may be subject to federal taxes.

     You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 22; and the specific risks listed here. They are all important to your investment choice.

20 Money Market Trusts Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                         COMMENCED ON NOVEMBER 10, 1997
                                                                      ------------------------------------
                                                                         March 31,            March 31,
For the period ended:                                                      1999                 1998
                                                                      ------------------------------------
Net asset value, beginning of period                                      $   1.00            $   1.00

Income from investment operations:
  Net investment income (loss)                                                0.03                0.01

Less distributions:
  Dividends from net investment income                                       (0.03)              (0.01)

Net asset value, end of period                                            $   1.00            $   1.00

Total return (not annualized)                                                 3.16%               1.30%

Ratios/supplemental data:
  Net assets, end of period (000s)                                        $233,546            $229,447

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     0.20%               0.20%
  Ratio of net investment income (loss) to
    average net assets                                                        3.09%               3.32%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses (annualized)                   0.68%               0.63%

Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses (annualized)                   2.61%               2.89%

                                               Money Market Trusts Prospectus 21

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of a Fund,nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

22 Money Market Trusts Prospectus

--------------------------------------------------------------------------------

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above,you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                      Money Market Prospectus 23

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.


                                                                                          CALIFORNIA     MONEY     NATIONAL
INVESTMENT PRACTICE                                    RISK                                TAX- FREE    MARKET     TAX-FREE
Borrowing Policies
The ability to borrow from banks for temporary         Leverage Risk                           .          .           .
purposes to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are               Interest Rate and                       .          .           .
adjusted either on a schedule or when an index         Credit Risk
or benchmark changes.

Foreign Securities
Dollar-denominated debt obligations of foreign         Information, Liquidity, Political,                 .
branches of U.S. banks or U.S. branches of foreign     Regulatory and Diplomatic Risk
banks.

Illiquid Securities
A security that cannot be readily sold, or             Liquidity Risk                          .          .           .
cannot be readily sold without negatively affecting
its fair price. Illiquid securities are limited to
10% of assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,         Credit, Counter-Party and               .          .           .
dealers and financial institutions to increase         Leverage Risk
return on those securities. Loans may be made
in accordance with existing Investment Strategies.

Other Mutual Funds
The temporary investment in shares of another money    Market Risk                             .          .           .
market fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the
Funds, will be borne by Fund shareholders.

Repurchase Agreements
A transaction in which the seller of a security        Credit and                                         .
agrees to buy back a security at an agreed upon time   Counter-Party Risk
and price, usually with interest.

24 Money Market Trusts Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------


                                    PAGE]25

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one Stagecoach Fund. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach Funds. The Table on page 31 identifies the Stagecoach Fund predecessors to the Funds.

The Board of Trustees of Wells Fargo Funds Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                           BOARD OF TRUSTEES

                                      Supervises the Funds' activities
---------------------------------------------------------------------------------------------------------
                                                   .
       INVESTMENT ADVISOR                                             CUSTODIAN
Wells Fargo Bank, N.A.                                    Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                         6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities                  Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------------------------
                                                   .

                                        INVESTMENT SUB-ADVISOR
                                            Wells Capital
                                       Management, Incorporated
                                            525 Market St.
                                          San Francisco, CA
                                Manages the Funds' investment activities
---------------------------------------------------------------------------------------------------------
                                                   .

                                                                                        SHAREHOLDER
                                                          TRANSFER                      SERVICING
    DISTRIBUTOR               ADMINISTRATOR                 AGENT                         AGENTS

Stephens Inc.               Wells Fargo Bank, N.A.        Boston Financial Data        Various Agents
111 Center St.              525 Market St.                Services, Inc.
Little Rock, AR             San Francisco, CA             Two Heritage Dr.
                                                          Quincy, MA

Markets the Funds           Manages the                   Maintains records            Provide
and distributes             Funds' business               of shares and                services to
Fund shares                 activities                    supervises the payment       customers
                                                          of dividends
---------------------------------------------------------------------------------------------------------
                                                   .

                                FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                     Advise current and prospective shareholders on their Fund investments
---------------------------------------------------------------------------------------------------------
                                                   .

                                               SHAREHOLDERS
---------------------------------------------------------------------------------------------------------

26 Money Market Trusts Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. Wells Fargo Bank does not receive a fee for providing these services.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of June 30,1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.


                                               Money Market Trusts Prospectus 27

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Fund's shares each business day. The Funds are open Monday through Friday, and generally are closed on federal bank holidays. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. We determine the NAV for the Money Market Trust at 12:00 noon (Pacific time)/2:00 p.m. (Central time), and for the other Funds at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time). Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 of the Investment Company Act of 1940. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day. Requests we receive in proper form for each Fund except the Money Market Trust generally are processed at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time) on the same day. Requests we receive in proper form for the Money Market Trust generally are processed at 12:00 noon (Pacific time)/2:00 p.m.(Central time), on the same day. Earlier purchase and redemption cut off times may be established by your Institution. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times are processed the next business day.

     Minimum Investments
     . Trust shares have no minimum initial or subsequent investment requirement, but must be purchased only within certain trust accounts.


28 Money Market Trusts Prospectus

--------------------------------------------------------------------------------

     How to Buy Shares
     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Fund is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

     How to Sell Shares
     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

      GENERAL NOTES FOR SELLING SHARES

      . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the "Pricing Fund Shares" section are processed on the same business day. Redemption proceeds are usually wired to the redeeming Institution the following business day.

      . Redemption proceeds are usually wired to the redeeming Institution the following business day.

      . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

      . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

      . Generally,we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                               Money Market Trusts Prospectus 29

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus declare dividends daily, pay dividends monthly, and make capital gains distributions at least annually.

     Taxes
     The following discussion regarding federal income and California personal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal and California personal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of the California Tax-Free Money Market and National Tax-Free Money Market Trusts' net interest income from tax exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal alternative minimum tax. Distributions of the California Tax-Free Money Market Trust's net interest income from California state and municipal tax-exempt securities will not be subject to California personal tax, although a portion of such distributions could be subject to the California alternative minimum tax. Distributions of a Fund's net investment income and short-term capital gain generally will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain generally will be taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

     Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and paid in January of the following year will be taxable to you as if they were paid on December 31 of the first year. At the end of every year, we will notify you of the status of your distributions for the year.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S.residents will be subject to back-up withholding taxes.

     As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

30 Money Market Trusts Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach
     Funds, Inc. fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust                      Predecessor Funds
          California Tax-Free Money Market Trust       Stagecoach California Tax-Free Money Market Trust

          Money Market Trust                           Stagecoach Money Market Trust

          National Tax-Free Money Market Trust         Stagecoach National Tax-Free Money Market Trust


                                               Money Market Trusts Prospectus 31

Glossary
------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Generally, Monday through Friday with the exception of any federal bank holiday.

Commercial Paper
Debt instruments issued by banks,corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a mortgage-backed security.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated
Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

32 Money Market Trusts Prospectus

--------------------------------------------------------------------------------

Institution
An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity
The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Municipal Obligations
Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Rating Organization ("NRRO")
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Preservation of Capital
The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

Principal Stability
The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                                               Money Market Trusts Prospectus 33

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                    PAGE]34

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and s incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO BOX 8266
BOSTON, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

  P012
ICA Reg.No.
 811-09253      NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                              [LOGO OF WELLS FARGO APPEARS HERE]

Service Class

WELLS FARGO MONEY
MARKET FUNDS

PROSPECTUS

California Tax-Free Money Market Fund

Cash Investment Money Market Fund

Government Money Market Fund

National Tax-Free Institutional Money Market Fund

Prime Investment Money Market Fund

Treasury Plus Institutional Money Market Fund

100% Treasury Money Market Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOVEMBER 8
   1999

Table of Contents                                              Money Market Funds
---------------------------------------------------------------------------------
Overview                           Objectives and Principal Strategies         4
This section contains important    Summary of Important Risks                  6
summary information about the      Performance History                         8
Funds.                             Summary of Expenses                        14
                                   Key Information                            17

---------------------------------------------------------------------------------

The Funds                          California Tax-Free Money Market Fund      18
This section contains important    Cash Investment Money Market Fund          20
information about the individual   Government Money Market Fund               22
Funds.                             National Tax-Free Institutional
                                     Money Market Fund                        24
                                   Prime Investment Money Market Fund         26
                                   Treasury Plus Institutional
                                     Money Market Fund                        28
                                   100% Treasury Money Market Fund            32
                                   General Investment Risks                   34
                                   Organization and Management
                                     of the Funds                             37

---------------------------------------------------------------------------------

Your Investment                    Your Account                               39
Turn to this section for             How to Buy Shares                        40
information on how to open an        How to Sell Shares                       43
account and how to buy, sell and     How to Exchange Shares                   45
exchange Fund shares.

---------------------------------------------------------------------------------

Reference                          Additional Services and
                                     Other Information                        46
Look here for additional
information and term               Table of Predecessors                      48
definitions.                       Glossary                                   49

Money Market Funds Overview
--------------------------------------------------------------------------------
See the individual Funds descriptions in this Prospectus for further details.

--------------------------------------------------------------------------------
     FUND                          OBJECTIVE
--------------------------------------------------------------------------------
     California Tax-Free Money     Seeks current income exempt from federal
     Market Fund                   income tax and California personal income
                                   tax, while preserving capital and liquidity.

     Cash Investment Money         Seeks current income, while preserving
     Market Fund                   capital and liquidity.

     Government Money Market       Seeks current income, while preserving
     Fund                          capital and liquidity.

     National Tax-Free             Seeks current income exempt from federal
     Institutional Money           income taxes, while preserving capital and
     Market Fund                   liquidity.

     Prime Investment Money        Seeks current income, while preserving
     Market Fund                   capital and liquidity.

     Treasury Plus Institutional   Seeks current income, while preserving
     Money Market Fund             capital and liquidity.

     100% Treasury Money           Seeks current income that is exempt from
     Market Fund                   most state and local personal income taxes,
                                   while preserving capital and liquidity.

4    Money Market Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We invest in high-quality, short-term California municipal securities.

We invest primarily in high-quality money market instruments.

We invest in short-term U.S. Government obligations including repurchase agreements.

We invest primarily in high-quality, short-term municipal securities.

We invest primarily in high-quality money market instruments.

We invest primarily in obligations issued or guaranteed by the U.S. Treasury, including repurchase agreements.

We invest only in obligations issued or guaranteed by the U.S. Treasury.

                                              Money Market Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 34; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Funds seeks to maintain a stable Net Asset Value ("NAV") of $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in a Fund.

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,which will reduce the resale value of securities in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

6    Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and one-, five- and ten-year periods as applicable, are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Service Class for the California Tax-Free Money Market Fund and the Prime Investment Money Market Fund have been in operation less than a calendar year, so return information is not reported for these Funds.

     Cash Investment Money Market Fund Service Class Calendar Year Returns (%)*

               1989               9.20
               1990               8.18
               1991               6.06
               1992               3.79
               1993               3.18
               1994               3.84
               1995               5.75
               1996               5.21
               1997               5.36
               1998               5.32

     Best Qtr.: Q2 '89 . 2.37%         Worst Qtr.: '94 . 0.74%

     * The Fund's year-to-date performance through September 30, 1999 was 3.56%. To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

     Average annual total return (%)
     for the period ended 12/31/98          1 year       5 years        10 years

     Service Class (Incept. 10/14/87)         5.32          5.09            5.57

     IBC Institutional Taxable
     Money Market Funds Average               5.24          5.58            5.63


8    Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Government Money Market Fund Service Class Calendar Year Returns (%)*

               1989               8.86
               1990               7.87
               1991               5.78
               1992               3.49
               1993               2.98
               1994               3.80
               1995               5.51
               1996               5.01
               1997               5.16
               1998               5.07

     Best Qtr.: Q2 '89 . 2.27%            Worst Qtr.: Q2 '93 . 0.72%

     * The Fund's year-to-date performance through September 30, 1999 was 3.42%. To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222

       Average annual total return (%)
       for the period ended 12/31/98        1 year       5 years        10 years

       Service Class (Incept. 11/16/87)       5.07          4.91            5.34

       IBC Institutional Taxable
       Money Market Funds Average             5.24          5.58            5.63


                                              Money Market Funds Prospectus    9

Performance History
--------------------------------------------------------------------------------

     National Tax-Free Institutional Money Market Fund Service Class Calendar Year Returns (%)*

               1989               5.93
               1990               5.48
               1991               4.07
               1992               2.51
               1993               2.07
               1994               2.72
               1995               3.74
               1996               3.28
               1997               3.40
               1998               3.19

     Best Qtr.: Q2 '89 . 1.58%    Worst Qtr.: Q2 '93 . 0.47%

     * The Fund's year-to-date performance through September 30, 1999 was 2.09%. To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

       Average annual total return (%)
       for the period ended 12/31/98         1 year        5 years      10 years

       Service Class (Incept. 8/3/93)/1/       3.19           3.26          3.63

       IBC Institutional Tax-Free
       Money Market Funds Average              3.16           3.14          3.68

    1. Performance shown for periods prior to the inception of the Service Class shares reflects the performance of the Class A Shares, which incepted January 1, 1988.

10   Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Treasury Plus Institutional Money Market Fund Service Class Calendar Year Returns (%)*

               1989               8.78
               1990               7.75
               1991               5.65
               1992               3.32
               1993               2.80
               1994               3.84
               1995               5.56
               1996               5.00
               1997               5.14
               1998               5.02

     Best Qtr.: Q2 '89 . 2.29%       Worst Qtr.: Q2 '93 . 0.69%

     * The Fund's year-to-date performance through September 30, 1999 was 3.33%. To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

       Average annual total return (%)
       for the period ended 12/31/98        1 year        5 years       10 years

       Service Class (Incept. 10/1/85)        5.02           4.91           5.27

       IBC Institutional Taxable
       Money Market Funds Average             5.24           5.58           5.63


                                             Money Market Funds Prospectus    11

Performance History
--------------------------------------------------------------------------------
     100% Treasury Money Market Fund Service Class Calendar Year Returns (%)*

               1991               5.79
               1992               3.45
               1993               2.78
               1994               3.63
               1995               5.29
               1996               4.83
               1997               4.95
               1998               4.80

     Best Qtr.: Q1 '91 . 1.60%    Worst Qtr.: Q2 '94 . 0.68%

   * The Fund's year-to-date performance through September 30, 1999 was 3.21%. To obtain a current 7-day yield for the Fund, call toll-free
     1-800-222-8222.

     Average annual total return (%)                                    Since
     for the period ended 12/31/98          1 year      5 years       Inception

     Service Class (Incept.12/03/90)          4.80         4.70          4.47

     IBC Institutional Taxable
     Money Market Funds Average               5.24         5.58          5.62


12   Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Money Market Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund Shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                               All Funds

  ------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                             None

  Maximum deferred sales charge (load) (as a percentage
  of the lower of the NAV at purchase or the NAV at
  redemption)                                                     None

  ------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  ------------------------------------------------------------------------------

                                                           California Tax-Free
                                                            Money Market Fund
  ------------------------------------------------------------------------------
  Management Fees                                                 0.30%
  Distribution (12b-1) Fees                                       0.00%
  Other Expenses/1/                                               0.29%
  ------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                            0.59%
  ------------------------------------------------------------------------------
  Fee Waivers/2/                                                  0.14%
  ------------------------------------------------------------------------------

  NET EXPENSES                                                    0.45%
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

                                                            Prime Investment
                                                            Money Market Fund
  ------------------------------------------------------------------------------

  Management Fees                                                 0.10%
  Distribution (12b-1) Fees                                       0.00%
  Other Expenses/1/                                               0.61%
  ------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                            0.71%
  ------------------------------------------------------------------------------
  Fee Waivers/2/                                                  0.16%
  ------------------------------------------------------------------------------

  NET EXPENSES                                                    0.55%

  ------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

14      Money Market Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

                                                           National Tax-Free
 Cash Investment              Government                     Institutional
Money Market Fund          Money Market Fund               Money Market Fund
--------------------------------------------------------------------------------
      0.10%                       0.35%                           0.10%
      0.00%                       0.00%                           0.00%
      0.45%                       0.19%                           0.47%
--------------------------------------------------------------------------------
      0.55%                       0.54%                           0.57%
--------------------------------------------------------------------------------
      0.07%                       0.04%                           0.12%
--------------------------------------------------------------------------------
      0.48%                       0.50%                           0.45%
--------------------------------------------------------------------------------

---------------------------------------------
  Treasury Plus
  Institutional              100% Treasury
Money Market Fund          Money Market Fund
---------------------------------------------
      0.10%                       0.35%
      0.00%                       0.00%
      0.47%                       0.20%
---------------------------------------------
      0.57%                       0.55%
---------------------------------------------
      0.11%                       0.09%
---------------------------------------------
      0.46%                       0.46%
---------------------------------------------

                                              Money Market Funds Prospectus   15

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------

              California Tax-Free     Cash Investment          Government
               Money Market Fund     Money Market Fund     Money Market Fund
--------------------------------------------------------------------------------
1  YEAR              $ 46                  $ 49                  $ 51
3  YEARS             $175                  $169                  $169
5  YEARS             $315                  $300                  $298
10 YEARS             $725                  $683                  $673
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               National Tax-Free                             Treasury Plus
                 Institutional       Prime Investment        Institutional
               Money Market Fund     Money Market Fund     Money Market Fund
--------------------------------------------------------------------------------
1  YEAR              $ 46                  $ 56                  $ 47
3  YEARS             $171                  $211                  $172
5  YEARS             $306                  $379                  $307
10 YEARS             $702                  $867                  $703
--------------------------------------------------------------------------------

----------------------------------
                 100% Treasury
               Money Market Fund
----------------------------------
1  YEAR              $ 47
3  YEARS             $167
5  YEARS             $298
10 YEARS             $681
----------------------------------

16   Money Market Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                              Money Market Funds Prospectus   17

California Tax-Free Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The California Tax-Free Money Market Fund seeks a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. The Fund invests in high-quality, short-term, U.S. dollar-denominated money market instruments, primarily municipal obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal obligations that provide income exempt from federal income and alternative minimum taxes;

     . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various pacific rim countries. The current economic crises in Asia, while recovering, may have a disproportionate impact on California municipal obligations. In addition, we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

18   Money Market Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Cash Investment Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Cash Investment Money Market Fund seeks high current income, preservation of capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a broad spectrum of high quality money market instruments. These include commercial paper, negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking-related subsidiaries of foreign banks. We limit our investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion, or the equivalent in other currencies.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of total assets in high-quality, short-term instruments of domestic and foreign issuers;

     . up to 25% of total assets in foreign obligations; and

     . no more than 25% of total assets in any single industry, subject to certain exceptions (see Statement of Additional Information for details).

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

20   Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                              SERVICE CLASS SHARES--
                                                              COMMENCED ON OCTOBER 14,1987
                                                            ------------------------------------------------------------------------
                                                              May 31,         May 31,        May 31,        May 31,        May 31,
For the period ended:                                          1999            1998          1997/1/         1996           1995
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period                        $     1.00      $     1.00      $     1.00    $     1.00     $     1.00

Income from investment operations:
  Net investment income (loss)                                   0.049           0.053           0.051         0.054          0.049
  Net realized and unrealized gain (loss) on investments         0.000           0.000           0.000         0.000          0.000

Total from investment operations                                 0.049           0.053           0.051         0.054          0.049

Less distributions:
  Dividends from net investment income                          (0.049)         (0.053)         (0.051)       (0.054)        (0.049)
  Distributions from net realized gain                           0.000           0.000           0.000         0.000          0.000

Total from distributions                                        (0.049)         (0.053)         (0.051)       (0.054)        (0.049)

Net asset value, end of period                              $     1.00      $     1.00      $     1.00    $     1.00     $     1.00

Total return (not annualized)                                     5.04%           5.42%           5.21%         5.50%          4.96%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $5,481,802      $4,685,818      $2,147,894    $1,739,549     $1,464,304

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         0.48%/1/        0.48%/1/        0.48%         0.48%          0.48%
  Ratio of net investment income (loss) to
    to average net assets                                         4.91%/1/        5.29%/1/        5.07%         5.36%          4.87%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/1/                                        0.57%/1/        0.57%/1/        0.49%         0.49%          0.50%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                4.82%           5.20%           5.06%         5.35%          4.85%

/1/ Includes expenses allocated from the affiliated Portfolio(s) in which the Fund invests.

                                             Money Market Funds Prospectus    21

Government Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Government Money Market Fund seeks high current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio composed principally of U.S. Government obligations, or repurchase agreements collateralized by such obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest at least 65% of total assets:

     . in U.S. Government obligations; and

     . in repurchase agreements collateralized by U.S. Government obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

22   Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

------------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                             SERVICE CLASS SHARES--
                                                             COMMENCED ON NOVEMBER 16, 1987
                                                            ------------------------------------------------------------------------
                                                              May 31,          May 31,       May 31,     May 31,           May 31,
For the period ended:                                          1999             1998         1997/1/      1996               1995
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period                        $    1.00       $     1.00    $     1.00   $     1.00        $     1.00

Income from investment operations:
  Net investment income (loss)                                  0.047            0.051         0.049        0.052             0.047
  Net realized and unrealized gain (loss) on investments        0.000            0.000         0.000        0.000             0.000

Total from investment operations                                0.047            0.051         0.049        0.052             0.047

Less distributions:
  Dividends from net investment income                         (0.047)          (0.051)       (0.049)      (0.052)           (0.047)
  Distributions from net realized gain                          0.000            0.000         0.000        0.000             0.000

Total from distributions                                       (0.047)          (0.051)       (0.049)      (0.052)           (0.047)

Net asset value, end of period                             $     1.00       $     1.00    $     1.00   $     1.00        $     1.00

Total return (not annualized)                                    4.81%            5.20%         5.04%        5.27%             4.81%

Ratios/supplemental data:
  Net assets, end of period (000s)                         $3,368,534       $2,260,208    $1,912,574   $1,649,721        $1,159,421

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                        0.50%            0.50%         0.49%        0.50%             0.50%
  Ratio of net investment income (loss) to
    to average net assets                                        4.69%            5.08%         4.91%        5.13%             4.68%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/1/                                       0.52%            0.51%         0.49%        0.51%             0.52%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                               4.67%            5.07%         4.91%        5.12%             4.66%

/1/ During each period,various fees were waived and reimbursed.The ratio of expenses to average net assets reflects the expense ratio in the absence of any waiver and reimbursements.

                                             Money Market Funds Prospectus    23

National Tax-Free Institutional Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Institutional Money Market Fund seeks high current income exempt from federal income taxes, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest 100% of our assets in short-term municipal obligations, including leases. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. We invest at least 80% of net assets in instruments with interest exempt from federal income taxes and the federal AMT, and up to 20% of net assets in securities that pay interest income subject to federal income and federal AMT taxes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     . at least 80% of net assets in instruments with interest exempt from federal income tax and the federal AMT;

     . up to 20% of net assets in instruments whose income may be subject to federal income tax and the federal AMT; and

     . up to 35% of total assets in issuers located in a single state.

     We may invest more than 25% of total assets in industrial development bonds and in participation interests in these types of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. Increased investment in the securities of issuers in a single state increases the Fund's exposure to risks associated with economic downturns or legislative or regulatory changes in the state.

     Municipal obligations rely on the creditworthiness or revenue production of their issuers. Municipal obligations may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Please remember that some securities in the portfolio may be subject to federal taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

24   Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements,is available upon request in the Fund's annual report.

-----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                              SERVICE CLASS SHARES--
                                                              COMMENCED ON AUGUST 3, 1993
                                                              ---------------------------------------------------------------------
                                                                 May 31,          May 31,       May 31,      May 31,      May 31,
For the period ended:                                             1999             1998          1997/1/      1996         1995
                                                              ---------------------------------------------------------------------
Net asset value, beginning of period                             $     1.00       $   1.00     $   1.00     $   1.00    $   1.00

Income from investment operations:
  Net investment income (loss)                                        0.029          0.033        0.032        0.035       0.033
  Net realized and unrealized gain (loss)
    on investments                                                    0.000          0.000        0.000        0.000      (0.004)

Total from investment operations                                      0.029          0.033        0.032        0.035       0.029

Less distributions:
  Dividends from net investment income                               (0.029)        (0.033)      (0.032)      (0.035)     (0.033)
  Capital contribution from advisor                                   0.000          0.000        0.000        0.000       0.004

Total from distributions                                             (0.029)        (0.033)      (0.032)      (0.035)     (0.029)

Net asset value, end of period                                   $     1.00       $   1.00     $   1.00     $   1.00    $   1.00

Total return (not annualized)                                          2.97%          3.39%        3.28%        3.52%       3.33%/2/

Ratios/supplemental data:
  Net assets, end of period (000s)                               $1,019,589       $977,693     $635,655     $592,436    $278,953

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                              0.45%          0.45%        0.45%        0.45%       0.45%
  Ratio of net investment income (loss) to
     average net assets                                                2.91%          3.32%        3.21%        3.41%       3.37%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/1/                                             0.57%          0.59%        0.70%        0.72%       0.74%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                     2.79%          3.18%        2.96%        3.14%       3.08%

/1/ During each period,various fees were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waiver and reimbursements.
/2/ The total return for 1995 includes the effect of a capital contribution from the Advisor. Without the capital contribution,the total return would have been 2.59% for investor shares and 2.79% for Institutional shares.


                                              Money Market Funds Prospectus  25

Prime Investment Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Prime Investment Money Market Fund seeks high current income consistent with the preservation of capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a broad spectrum of high quality money market instruments of United States and foreign issuers. These include negotiable certificates of deposit, bank notes, bankers' acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non U.S. branches, U.S. branches and agencies of foreign banks, and wholly-owned banking related subsidiaries of foreign banks. We limit investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we:

     . invest at least 80% of total assets in high quality, short-term obligations of domestic and foreign issuers;

     . may invest 25% or more of total assets in the obligations of financial institutions, their holding companies, and their subsidiaries; and

     .  may invest 25% or more of total assets in foreign investments.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund. Foreign investments may be subject to additional political and economic risks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.


26  Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                          SERVICE CLASS SHARES--
                                                          COMMENCED ON
                                                          SEPTEMBER 2, 1998
                                                          ----------------------
                                                                 May 31,
For the period ended:                                             1999
                                                          ----------------------
Net asset value, beginning of period                             $   1.00

Income from investment operations:
  Net investment income (loss)                                      0.035
  Net realized gain (loss) on investments                           0.000

Total from investment operations                                    0.035

Less distributions:
  Dividends from net investment income                             (0.035)
  Distributions from net realized gain                              0.000

Total from distributions                                           (0.035)

Net asset value, end of period                                   $   1.00

Total return (not annualized)                                        3.59%

Ratios/supplemental data:
  Net assets, end of period (000s)                               $ 68,771

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.54%/1/
  Ratio of net investment income (loss) to average net assets        4.69%/1/

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                              0.74%/1/

Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses (annualized)                          4.49%/1/

/1/ Includes expenses allocated from the affiliated Portfolio(s) in which the Fund invests.

                                               Money Market Funds Prospectus 27

Treasury Plus Institutional Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Treasury Plus Institutional Money Market Fund seeks current income and stability of principal.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in obligations issued or guaranteed by the U.S.Treasury,"plus"we also invest in repurchase agreements and other instruments collateralized or secured by U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest substantially all of our assets:

     .   in U.S.Treasury obligations; and

     .   in repurchase agreements collateralized by U.S. Treasury obligations.

     --------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.Investing in shares of other money market funds with substantially similar objectives and investment strategies will subject the Fund to the fees charged by the other Funds, which will reduce returns from these investments.

     You should consider the "Summary of Important Risks"section on page 6; the "General Investment Risks"section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.


28  Money Market Funds Prospectus

                                              This Page intentionally left blank
--------------------------------------------------------------------------------

Treasury Plus Institutional Money Market Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30,1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            SERVICE CLASS SHARES--
                                                            COMMENCED ON OCTOBER 1,1985
                                                            -------------------------------
                                                                 March 31,       March 31,
For the period ended:                                              1999           1998
                                                            -------------------------------
Net asset value, beginning of period                              $   1.00        $   1.00

Income from investment operations:
  Net investment income (loss)                                        0.05            0.05
  Net realized gain (loss) on investments                             0.00            0.00

Total from investment operations                                      0.05            0.05

Less distributions:
  Dividends from net investment income                               (0.05)          (0.05)
  Distributions from net realized gain                                0.00            0.00

Total from distributions                                             (0.05)          (0.05)

Net asset value, end of period                                    $   1.00        $   1.00

Total return (not annualized)                                         4.83%           5.20%

Ratios/supplemental data:
  Net assets, end of period (000s)                                $447,886        $367,111

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                             0.45%           0.45%
  Ratio of net investment income (loss) to average net assets         4.70%           5.07%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                               0.70%           0.65%

Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses (annualized)                           4.45%           4.87%

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from March 31 to September 30.

30 Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
              March 31,      Sept.30,            Sept.30,         Sept.30,
               1997/1/        1996/2/              1995            1994/3/
--------------------------------------------------------------------------------
            $   1.00       $      1.00           $     1.00       $   1.00


                0.02              0.05                 0.05           0.02
                0.00              0.00                 0.00           0.00

                0.02              0.05                 0.05           0.02


               (0.02)            (0.05)               (0.05)         (0.02)
                0.00              0.00                 0.00           0.00

               (0.02)            (0.05)               (0.05)         (0.02)

            $   1.00       $      1.00           $     1.00       $   1.00

                2.47%             5.03%                5.42%          3.75%

            $483,401       $ 1,340,325           $1,001,707       $690,630


                0.45%             0.45%                0.42%          0.43%
                4.91%             4.98%                5.32%          3.72%



                0.61%             0.60%                0.66%          0.90%

                4.75%             4.83%                5.08%          3.25%

                                               Money Market Funds Prospectus  31

100% Treasury Money Market Fund
--------------------------------------------------------------------------------

     Investment Objective
     The 100% Treasury Money Market Fund seeks stability of principal and current income that is exempt from most state and local personal taxes.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury.

     --------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .  100% of our assets in U.S. Treasury obligations.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Although we seek to maintain a $1.00 per share NAV, there is no guarantee that we will be able to do so. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund. Treasury obligations have historical involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury Obligations in the Fund's portfolio to fluctuate.

     Any capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see "Taxes" on page 47, and the Statement of Additional Information.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

32  Money Market Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            SERVICE CLASS SHARES--
                                                            COMMENCED ON DECEMBER 3, 1990
                                                            --------------------------------------------------------------------
                                                              May 31,        May 31,        May 31,       May 31,      May 31,
For the period ended:                                          1999           1998           1997          1996         1995
                                                            --------------------------------------------------------------------
Net asset value,beginning of period                         $     1.00     $     1.00     $     1.00     $   1.00     $   1.00

Income from investment operations:
  Net investment income (loss)                                   0.044          0.049          0.047        0.050        0.046
  Net realized gain (loss) on investments                        0.000          0.000          0.000        0.000        0.000

Total from investment operations                                 0.044          0.049          0.047        0.050        0.046

Less distributions:
  Dividends from net investment income                          (0.044)        (0.049)        (0.047)      (0.050)      (0.046)
  Distributions from net realized gain                           0.000          0.000          0.000        0.000        0.000

Total from distributions                                        (0.044)        (0.049)        (0.047)      (0.050)      (0.046)

Net asset value, end of period                              $     1.00     $     1.00     $     1.00     $   1.00     $   1.00

Total return (not annualized)                                     4.49%          5.00%          4.87%        5.04%        4.65%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $1,548,549     $1,440,515     $1,003,697     $802,270     $661,098

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         0.46%          0.46%          0.46%        0.46%        0.46%
  Ratio of net investment income (loss) to average
  net assets                                                      4.34%          4.89%          4.74%        4.91%        4.62%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/1/                                        0.53%          0.54%          0.53%        0.56%        0.57%

Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses (annualized)                       4.27%          4.81%          4.67%        4.81%        4.51%

/1/ During each period, various fees were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                Money Market Funds Prospectus 33

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of a Fund,nor can we assure you that the market value of your investment will not decline. We will not "make good"any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

34 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired,or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                Money Market Funds Prospectus 35

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                 NATIONAL             TREA-
                                                                                                   TAX                SURY
                                                                    CALI-     CASH                -FREE     PRIME     PLUS    100%
                                                                    FORNIA   INVEST-   GOVERN-   INSTITU-  INVEST-  INSTITU-  TREA-
                                                                   TAX-FREE   MENT      MENT      TIONAL    MENT     TIONAL   SURY
INVESTMENT PRACTICE                       RISK
Borrowing Policies
The ability to borrow from banks          Leverage Risk               .        .         .          .        .         .       .
for temporary purposes to meet
shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates           Interest Rate and           .        .         .          .        .         .
that are adjusted either on a             Credit Risk
schedule or when an index or
benchmark changes.

Foreign Securities                        Information, Liquidity,              .                             .
Dollar-denominated debt obligations       Political, Regulatory
of foreign branches of U.S. banks or      and Diplomatic Risk
U.S. branches of foreign banks.

Illiquid Securities
A security that cannot be readily         Liquidity Risk              .        .         .          .        .         .
sold, or cannot be readily sold
without negatively affecting its
fair price. Illiquid securities are
limited to 10% of assets.

Loans of Portfolio Securities             Credit,
The practice of loaning securities        Counter-Party and           .        .         .          .        .         .       .
to brokers, dealers and financial         Leverage Risk
institutions to increase return on
those securities. Loans may be made in
accordance with existing Investment
Strategies.

Other Mutual Funds
The temporary investment in shares
of another money market fund. A pro rata  Market Risk                 .        .         .          .        .         .
portion of the other fund's expenses,
in addition to the expenses paid by
the Funds, will be borne by Fund
shareholders.

Repurchase Agreements
A transaction in which the seller of      Credit and                          .         .                   .         .
a security agrees to buy back a           Counter-Party Risk
security at an agreed upon time
and price, usually with interest.

36 Money Market Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 48 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of Wells Fargo Funds Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                               BOARD OF TRUSTEES
                        Supervises the Funds' activities
--------------------------------------------------------------------------------
                                       .

      INVESTMENT ADVISOR                                     CUSTODIAN

Wells Fargo Bank, N.A.                         Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA              6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities       Provides safekeeping for the
                                               Funds' assets
--------------------------------------------------------------------------------
                                       .

                            INVESTMENT SUB-ADVISOR

                     Wells Capital Management Incorporated
                                525 Market St.
                               San Francisco, CA
                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       .
                                                                    SHAREHOLDER
                                               TRANSFER             SERVICING
  DISTRIBUTOR         ADMINISTRATOR              AGENT                AGENTS

Stephens Inc.      Wells Fargo Bank, N.A.  Boston Financial       Various Agents
111 Center St.     525 Market St.          Data Services, Inc.
Little Rock, AR    San Francisco, CA       Two Heritage Dr.
                                           Quincy, MA

Markets the Funds  Manages the             Maintains records      Provide
and distributes    Funds' business         of shares and          services to
Fund shares        activities              supervises the         customers
                                           payment of dividends
--------------------------------------------------------------------------------
                                       .

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       .

                                 SHAREHOLDERS

                                                Money Market Funds Prospectus 37

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections,the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly-owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999 Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus.

     The Sub-Advisor
     Wells Capital Management, Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of June 30, 1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Cash Investment Money
     Market, National Tax-Free Institutional Money Market, Prime Investment Money Market and the Treasury Plus Institutional Money Market Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

38 Money Market Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced,how to open an account and how to buy, sell or Exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We process requests to buy or sell shares of the funds each business day. Requests we receive in proper form for the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds before 3:00 p.m. (ET) generally are processed on the same day. For certain institutions with automated arrangements in place, requests we receive in proper form for the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds before 5:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the Government Money Market and Prime Investment Money Market Funds before 3:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the 100% Treasury Money Market Fund before 1:00 p.m. (ET) generally are processed on the same day. Requests we receive in proper form for the remaining money market Funds before 12:00 noon (ET) generally are processed on the same day. Earlier purchase and redemption cutoff times may be established by your institution. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times or via the automated voice response system by 4:00 p.m. (ET) are processed the next business day.

     . We determine the NAV of each Fund's shares each business day.The Funds are open Monday through Friday, and generally are closed on federal bank holidays. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the results by the total number of outstanding shares of that class. We determine the NAV of the Cash Investment Money Market and Treasury Plus Institutional Money Market Funds at 5:00 p.m. (ET), of the Government Money Market and Prime Investment Money Market Funds at 3:00 p.m. (ET), of the 100% Treasury Money Market Fund at 1:00 p.m. (ET), and of all other funds at 12:00 noon (ET). Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 of the Investment Company Act of 1940. See the Statement of Additional Information for further disclosure.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .  $100,000 minimum initial investment.

     . No minimum subsequent investment limitation so long as the account balance does not fall below the minimum initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                Money Market Funds Prospectus 39

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
      BY MAIL
     ---------------------------------------------------------------------------
      IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

      . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

      . Enclose a check for at least $100,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Treasury Plus Institutional Money Market Fund."

      .  Mail to: Wells Fargo Funds              Overnight Mail Only: Wells Fargo Funds
                  ATTN: CCSU - Boston Financial                       ATTN: CCSU - Boston Financial
                  PO Box 8266                                         66 Brooks Drive
                  Boston, MA 02266-8266                               Braintree, MA 02184

--------------------------------------------------------------------------------
      IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

      . Make a check payable to the full name and share class of your Fund. Be sure to write your account number on the check as well.

      .  Enclose the payment stub/card from your statement if available.

      .  Mail to: Wells Fargo Funds
                  ATTN: CCSU - Boston Financial
                  PO Box 8266
                  Boston, MA 02266-8266

40 Money Market Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     BY WIRE
    ----------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
    ----------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $100,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Mail Application to: Wells Fargo Funds
                                         ATTN: CCSU-Boston Financial
                                         66 Brooks Drive
                                         Braintree, MA 02184

     .    Wire money to:                      State Street Bank & Trust         Attention:
                                              Boston, MA                        Wells Fargo Funds (Name
                                                                                of Fund and Share Class)
                                              Bank Routing Number:
                                              ABA 011-000028                    Account Name:
                                                                                (Registration Name
                                              Wire Purchase Account Number:     Indicated on Application)
                                              9905-437-1

    ----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
    ----------------------------------------------------------------------------

     . Instruct your wiring bank to transmit the amount of your investment according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011-000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Account)
                                    9905-437-1

                                                Money Market Funds Prospectus 41

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
    ----------------------------------------------------------------------------

     . You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     Call Shareholder Services and instruct the representative to either:

     .    transfer at least $100,000 from a linked settlement account, or

     . exchange at least $100,000 worth of shares from an existing Wells Fargo Fund. Please see the "How to Exchange Shares" section for special rules.

     .    Call: 1-800-222-8222

    ----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
    ----------------------------------------------------------------------------

     Call Shareholder Services and instruct the representative to either:

     .    transfer from a linked settlement account, or

     .    exchange shares from another Wells Fargo Fund.

     .    Call: 1-800-222-8222

42 Money Market Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
    ----------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to: Wells Fargo Funds
                   ATTN: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Shareholder Services to request a redemption. Be prepared to provide your account number and Taxpayer Identification Number. Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . Telephone requests are not accepted if the address on your account was changed by phone in the last 30 days.

     Call: 1-800-222-8222

                                                Money Market Funds Prospectus 43

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the "Pricing Fund Shares" section are processed on the same business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

44 Money Market Funds Prospectus

                                                          How to Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . If you exchange between a money market fund and a Fund with a sales load, you will buy shares at the Public Offering Price ("POP") of the new Fund and a sales load may be assessed.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . Service Class shares may be exchanged for other Service Class shares, or for Class A shares in certain qualified accounts. Contact your account representative for further details.

                                               Money Market Funds Prospectus 45

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25/th/ day of the month. Systematic withdrawal may only be processed on or about the 25/th/ day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus declare dividends daily, pay dividends monthly and make capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

46 Money Market Funds Prospectus

--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Well Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Taxes
     The following discussion regarding federal and state income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of a Fund's net investment income and capital gains. Distributions of the California Tax-Free Money Market and National Tax-Free Money Market Funds' net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal alternative minimum tax. Distributions of the California Tax-Free Money Market Fund's net interest income from California state and municipal tax-exempt securities will not be subject to California personal tax, although a portion of such distributions could be subject to the California alternative minimum tax. Distributions of a Fund's net investment income and short-term capital gain generally will be taxable to you as ordinary income. Distributions of a Fund's net long-term capital gain generally will be taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income. Distributions from the 100% Treasury Money Market Fund's net investment income will be exempt in most jurisdictions from state and local personal income taxes, but may not be exempt from state and local corporate income and/or franchise taxes.

     Distributions from a Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and paid in January of the following year will be taxable to you as if they were paid on December 31 of the first year. At the end of every year, we will notify you of the status of your distributions for the year.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

     As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

                                                Money Market Funds Prospectus 47

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust                           Predecessor Fund

          California Tax-Free Money Market Fund             Stagecoach California Tax-Free Money Market Fund

          Cash Investment Money Market Fund                 Norwest Advantage Cash Investment Fund

          Government Money Market Fund                      Norwest Advantage U.S.Government Fund

          National Tax-Free Institutional                   Norwest Advantage Municipal
          Money Market Fund                                 Money Market Fund

          Prime Investment                                  Norwest Advantage Ready Cash
          Money Market Fund                                 Investment Fund (Public Entities Shares)

          Treasury Plus Institutional                       Stagecoach Treasury Plus Money Market Fund
          Money Market Fund

          100% Treasury Money Market Fund                   Norwest Advantage Treasury Fund

48 Money Market Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day
Generally, Monday through Friday with the exception of any federal bank holiday.

Commercial Paper
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a mortgage-backed security.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

                                                Money Market Funds Prospectus 49

Glossary
--------------------------------------------------------------------------------

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Municipal Obligations
     Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal obligations are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Preservation of Capital
     The attempt by a fund's manager to defend against drops in the net asset value of fund shares in order to preserve the initial investment.

     Principal Stability
     The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Zero Coupon Securities
     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

50 Money Market Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and s incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details


          -----------------------------------------------------
          NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
          -----------------------------------------------------

                                                                        WELLS
                                                                        FARGO


WELLS FARGO OVERLAND EXPRESS SWEEP FUND

                                                       ---------------------

                                                               PROSPECTUS
                                                       ---------------------

Overland Express Sweep Fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                                 November 8 1999

Table of Contents                                       Overland Express Sweep Fund
-----------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategy     4
This section contains important             Summary of Important Risks            6
summary information about the Fund.         Performance History                   7
                                            Summary of Expenses                   8
                                            Key Information                       9

-----------------------------------------------------------------------------------
The Funds                                   Overland Express Sweep Fund          10
This section contains important             General Investment Risks             14
information about the Fund.                 Organization and Management
                                             of the Fund                         17

-----------------------------------------------------------------------------------
Your Investment                             Your Account                         20
Turn to this section for                      How to Buy Shares                  21
information on how to buy and                 How to Sell Shares                 21
sell Fund shares.

-----------------------------------------------------------------------------------
Reference                                   Other Information                    22
Look here for additional                    Glossary                             23
information and term definitions.

Overland Express Sweep Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details.

--------------------------------------------------------------------------------
     FUND                   OBJECTIVE
--------------------------------------------------------------------------------

     Overland Express       Seeks current income, while preserving capital and
                            liquidity.
     Sweep Fund

4  Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

     We invest in a broad range of U.S. dollar-denominated, high-quality money market instruments, including debt securities and repurchase agreements.

                                       Overland Express Sweep Fund Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks for the Fund described in this Prospectus. Additional information about these and other risks is included in:

 . the individual Fund Description later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 14; and

 . in the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable Net Asset Value ("NAV") of $1.00 per share, there is no assurance it will be able to do so, and it is possible to lose money by investing in the Fund.

The Fund invests in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk.Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal.Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in the Fund investments, including U.S.Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk.Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

6 Overland Express Sweep Fund Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns since inception, one and five year periods are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Overland Express Sweep Fund Calendar Year Returns (%)*

                    1992                  2.55
                    1993                  1.98
                    1994                  3.11
                    1995                  4.80
                    1996                  4.29
                    1997                  4.47
                    1998                  4.42

Best Qtr.: Q2 `95 . 1.21%    Worst Qtr.: Q2 `93 . 0.47%

* The Fund's year-to-date performance through September 30, 1999 was 2.94%.
  To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total return (%)
                                                                        Since
for the period ended 12/31/98               1 year       5 years      Inception
Overland Express
Sweep Fund (Incept.10/1/91)/1/               4.42          4.22          3.66
IBC Retail Taxable Money Market
Funds Average                                4.94          5.22          4.90

1. Performance shown for periods prior to December 15,1997 reflects the performance of the predecessor portfolio.

                                       Overland Express Sweep Fund Prospectus  7

Summary of Expenses
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                   Overland Express Sweep
                                                                             Fund
--------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                          None

Maximum deferred sales charge (load) (as a percentage of
the NAV at purchase or the NAV at redemption)                                None
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                   Overland Express Sweep
                                                                            Fund
--------------------------------------------------------------------------------------------
Management Fees                                                             0.45%
Distribution (12b-1) Fees                                                   0.30%
Other Expenses/1/                                                           0.50%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                        1.25%
--------------------------------------------------------------------------------------------
Fee Waivers                                                                 0.00%
--------------------------------------------------------------------------------------------
NET EXPENSES                                                                1.25%
--------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------
                                                                   Overland Express Sweep
                                                                            Fund
--------------------------------------------------------------------------------------------
1 YEAR                                                                     $  127
3 YEARS                                                                    $  397
5 YEARS                                                                    $  686
10 YEARS                                                                   $1,511
--------------------------------------------------------------------------------------------

8  Overland Express Sweep Fund Prospectus

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

--------------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategy descriptions for the Fund tell you:

     . what the Fund is trying to achieve; and

     . how we intend to invest your money.

--------------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted are defined in the Glossary.

                                      Overland Express Sweep Fund Prospectus   9

Overland Express Sweep Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Overland Express Sweep Fund seeks a high level of current income, while preserving capital and liquidity.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio consisting of a broad range of U.S. dollar-denominated, high-quality money market instruments. We may also make certain other investments including, for example, repurchase agreements.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

     .  negotiable certificates of deposit and banker's acceptances;

     .  repurchase agreements;

     .  U.S. Government obligations;

     . short-term, U.S. dollar-denominated debt securities of U.S. branches of foreign banks and foreign branches of U.S. banks; and

     .  shares of other money market funds.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that we will be able to maintain a $1.00 per share NAV. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 14; and the specific risks listed here. They are all important to your investment choice.

10  Overland Express Sweep Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Overland Express Sweep Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                                     March 31,
For the period ended:                                                  1999
                                                                    -----------
Net asset value, beginning of period                                $     1.00

Income from investment operations:
  Net investment income (loss)                                            0.04

Less distributions:
  Dividends from net investment income                                   (0.04)

Net asset value, end of period                                      $     1.00

Total return (not annualized)                                             4.26%

Ratios/supplemental data:
  Net assets, end of period (000s)                                  $3,097,219

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/1/                              1.25%
  Ratio of net investment income (loss) to
    average net assets/1/                                                 4.16%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses(annualized)1                                                   1.28%

Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses(annualized)/1/                             4.13%

/1/ Ratios include activity of the Cash Investment Trust Master Portfolio prior to December 15, 1997.
/2/ The Fund changed its fiscal year-end from December 31 to March 31.
/3/ The Fund commenced operations on October 1, 1991.

12  Overland Express Sweep Fund Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     March 31,         Dec. 31,        Dec. 31,        Dec. 31,     Dec. 31,
      1998/2/            1997            1996            1995       1994/3/
--------------------------------------------------------------------------------
   $     1.00       $     1.00      $     1.00      $     1.00     $   1.00


         0.01             0.04            0.04            0.05         0.03


        (0.01)           (0.04)          (0.04)          (0.05)       (0.03)

   $     1.00       $     1.00      $     1.00      $     1.00     $   1.00

         1.11%            4.47%           4.29%           4.80%        3.11%


   $2,594,910       $2,956,090      $2,002,725      $1,209,183     $812,559


         1.25%            1.24%           1.24%           1.25%        1.25%

         4.49%            4.40%           4.20%           4.70%        2.92%


         1.26%            1.26%           1.26%           1.28%        1.33%


         4.48%            4.38%           4.18%           4.67%        2.84%
--------------------------------------------------------------------------------

                                     Overland Express Sweep Fund Prospectus   13

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share NAV.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

     . The Fund may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund's investments and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

14  Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase the Fund exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at a particular time, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Fund's principal service providers have advised the Fund that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

                                      Overland Express Sweep Fund Prospectus  15

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

                                                                                                           -----------------
                                                                                                           OVERLAND EXPRESS
                                                                                                           SWEEP
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                        RISK
----------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks                           Leverage Risk                                           .
for temporary purposes to meet
shareholder redemptions.

Floating and Variable Rate Debt                            Interest Rate and Credit Risk                           .
Instruments with interest rates
that are adjusted either on a
schedule or when an index or benchmark
changes.

Foreign Securities
Dollar-denominated debt securities of                      Information, Liquidity, Political,                      .
foreign branches of U.S. banks or                          Regulatory, and Diplomatic Risk
U.S. branches of foreign banks.

Illiquid Securities
A security that cannot be readily sold,                    Liquidity Risk                                          .
or cannot be readily sold without
negatively affecting its fair price.
Illiquid securities are limited to 10%
of assets.

Loans of Portfolio Securities
The practice of loaning securities to                      Credit, Counter-Party and Leverage Risk                 .
brokers, dealers and financial institutions
to increase return on those securities.
Loans may be made in accordance with existing
Investment Strategies.

Other Mutual Funds
The temporary investment in shares of another              Market Risk                                             .
money market fund. A pro rata portion of the
other fund's expenses, in addition to the
expenses paid by the Fund, will be borne by
Fund shareholders.

Repurchase Agreements
A transaction in which the seller of a security            Credit and Counter-Party Risk                           .
agrees to buy back a security at an agreed upon
time and price, usually with interest.

16  Overland Express Sweep Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

     A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

     About Wells Fargo Funds Trust
     Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

     The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. The Overland Express Sweep Fund described in this prospectus has succeeded to the assets and operations of the Overland Express Sweep Fund of Stagecoach. The performance and financial statement history of the predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transaction was approved by the shareholders of the Stagecoach Fund.

                                      Overland Express Sweep Fund Prospectus  17

Organization and Management of the Fund
--------------------------------------------------------------------------------

The Board of Trustees of Wells Fargo Funds Trust supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisors, which requires shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

---------------------------------------------------------------------------------------------------------------------
                                                 BOARD OF TRUSTEES
---------------------------------------------------------------------------------------------------------------------
                                         Supervises the Fund's activities
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
          INVESTMENT ADVISOR                                       CUSTODIAN
---------------------------------------------------------------------------------------------------------------------
  Wells Fargo Bank, N.A.                                 Norwest Bank Minnesota, N.A.
  525 Market St., San Francisco, CA                      6th St. & Marquette, Minneapolis, MN
  Manages the Fund's investment activities               Provides safekeeping for the Fund's assets

---------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT SUB-ADVISOR
                                        Wells Capital Management Incorporated
                                                   525 Market St.
                                                  San Francisco, CA
                                      Manages the Fund's investment activities

---------------------------------------------------------------------------------------------------------------------
                                                                 TRANSFER                          SHAREHOLDER
DISTRIBUTOR                 ADMINISTRATOR                          AGENT                         SERVICING AGENTS
---------------------------------------------------------------------------------------------------------------------
Stephens Inc.               Wells Fargo Bank, N.A.          Boston Financial Data             Various Agents
111 Center St.              525 Market St.                  Services, Inc.
Little Rock, AR             San Francisco, CA               Two Heritage Dr.
                                                            Quincy, MA
Markets the Fund and        Manages the                     Maintains records                 Provide
distributes Fund shares     Fund's business                 of shares and                     services to
                            activities                      supervises the payment            customers
                                                            of dividends

---------------------------------------------------------------------------------------------------------------------
                                     FINANCIAL SERVICES FIRMS AND SELLING AGENTS
---------------------------------------------------------------------------------------------------------------------
                        Advise current and prospective shareholders on their Fund investments
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------

18  Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30,1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive 0.45% of the Fund's average daily net assets.

     The Sub-Advisor
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of June 30, 1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

     The Administrator
     Wells Fargo Bank provides the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct the Fund's business. For providing administration services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the Fund's average annual net assets.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays 0.30% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Fund.

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the distribution plan. For these services, the Fund pays 0.30% of its average net assets.

                                      Overland Express Sweep Fund Prospectus  19

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell and exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of the Fund's shares each business day. The Fund is open Monday through Friday, and generally is closed on federal bank holidays. We determine the NAV by subtracting the Fund's liabilities from its total assets,and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 of the Investment Company Act of 1940. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Fund each business day. Requests we receive in proper form generally are processed at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time) on the same day. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

20  Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------


     How to Buy Shares
     You can buy Fund shares exclusively through a Shareholder Servicing Agent who has entered into an agreement with us to make investments in the Fund on your behalf. Share purchases are made through your Customer Account with a Shareholder Servicing Agent and are governed in accordance with the terms of the Customer Account. Shareholder Servicing Agents automatically invest or "sweep" balances in your Customer Account into shares of the Fund, and there are no minimum initial or subsequent purchase amounts applicable to Fund shares. Please contact your Shareholder Servicing Agent for more information.

     How to Sell Shares
     Shares may be redeemed on any day your Shareholder Servicing Agent is open for business in accordance with the terms of your Customer Account agreement. Please read your account agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your Customer Account by your Shareholder Servicing Agent. The Fund does not charge redemption fees.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We process requests to sell shares each business day. Requests we receive in proper form before 9:00 a.m.(Pacific time)/11:00 a.m. (Central time) generally are processed at 9:00 a.m. (Pacific time)/11:00 a.m. (Central time) on the same day.

     . Requests we receive after the above-specified time are deemed to be received and are processed the next business day at the applicable NAV.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash,unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                      Overland Express Sweep Fund Prospectus  21

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Fund declares dividends daily, pays dividends monthly, and makes capital gains distributions at least annually.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in the Fund. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you substantially all of the Fund's net investment income and capital gains. Distributions of the Fund's net investment income and short-term capital gain generally will be taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain generally will be taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

     Distributions from the Fund normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. However, distributions declared in October, November and December of one year and paid in January of the following year will be taxable to you as if they were paid on December 31 of the first year. At the end of every year, we will notify you of the status of your distributions for the year.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

     As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

22  Overland Express Sweep Fund Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans such as car loans or credit card debit, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Fund.

     Commercial Paper
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Dollar-Denominated
     Securities issued by foreign banks, companies or governments in U.S.
     dollars.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

                                      Overland Express Sweep Fund Prospectus  23

Glossary
--------------------------------------------------------------------------------

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of the Fund assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Fund's distributors that allows them to sell the Fund shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     U.S.Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted-Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

24  Overland Express Sweep Fund Prospectus

                                         This page intentionally left blank
--------------------------------------------------------------------------------

                                         This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details


               -------------------------------------------------
               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
               -------------------------------------------------

                                                       Printed on Recycled Paper

                                                                           WELLS
                                                                           FARGO

                                                                           FUNDS

                            WELLS FARGO STOCK FUNDS


                                      ---------------------

                                             PROSPECTUS
                                      ---------------------


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Diversified Equity Fund
Diversified Small Cap Fund
Equity Income Fund
Equity Index Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
International Fund
International Equity Fund
Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Class A, Class B, Class C


                                                                 NOVEMBER 8 1999

Table of Contents                                                                             Stock Funds
---------------------------------------------------------------------------------------------------------
Overview                                        Objectives and Principal Strategies                     4
                                                Summary of Important Risks                              6
This section contains important                 Performance History                                    10
summary information about the Funds.            Summary of Expenses                                    22
                                                Key Information                                        26

 --------------------------------------------------------------------------------------------------------
The Funds                                       Diversified Equity Fund                                28
                                                Diversified Small Cap Fund                             32
This section contains important                 Equity Income Fund                                     36
information about the individual Funds.         Equity Index Fund                                      40
                                                Equity Value Fund                                      44
                                                Growth Fund                                            48
                                                Growth Equity Fund                                     52
                                                International Fund                                     56
                                                International Equity Fund                              60
                                                Large Company Growth Fund                              64
                                                Small Cap Growth Fund                                  66
                                                Small Cap Opportunities Fund                           70
                                                General Investment Risks                               74
                                                Organization and Management of the Funds               79
  -------------------------------------------------------------------------------------------------------
Your Investment                                 A Choice of Share Classes                              82
                                                Reduced Sales Charges                                  85
Turn to this section for                        Exchanges                                              88
information on how to open an                   Your Account                                           89
account and how to buy, sell and                  How to Buy Shares                                    90
exchange Fund shares.                             How to Sell Shares                                   93
 --------------------------------------------------------------------------------------------------------
Reference                                       Additional Services and
                                                  Other Information                                    95
Look here for additional                        Table of Predecessors                                  97
information and term definitions.               Portfolio Managers                                    100
                                                Glossary                                              104

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

FUND                             OBJECTIVE
Diversified Equity Fund          Seeks long-term capital appreciation with moderate annual return volatility.

Diversified Small                Seeks long-term capital appreciation with moderate annual return volatility.
Cap Fund

Equity Income Fund               Seeks long-term capital appreciation and above-average dividend income.

Equity Index Fund                Seeks to approximate the total rate of return of substantially all common stock comprising the S&P 500 Index.

Equity Value Fund                Seeks long-term capital appreciation.

Growth Fund                      Seeks long-term capital appreciation.

Growth Equity Fund               Seeks long-term capital appreciation with moderate annual return volatility.

International Fund               Seeks long-term capital appreciation.

International Equity Fund        Seeks total return,with an emphasis on capital appreciation over the long-term.

Large Company                    Seeks long-term capital appreciation.
Growth Fund

Small Cap Growth Fund            Seeks long-term capital appreciation.

Small Cap Opportunities Fund     Seeks long-term capital appreciation.

4 Stock Funds Prospectus

--------------------------------------------------------------------------------


     PRINCIPAL STRATEGY

     The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 10 core portfolios.

     The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

     The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid-to large-capitalization index.

     The Fund invests in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, the Fund attempts to achieve a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results.

     We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

     We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

     The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 7 core portfolios.

     The Fund is a Gateway fund that invests in an international equity investment style. The Fund invests in common stock of high-quality companies based outside of the United States.

     We invest in equity securities of companies based in developed non-
     U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

     We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     The Fund invests in equity securities of U.S. companies that, at the time purchase, have market capitalizations of $1.5 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

                                                        Stock Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------


This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;

 .  under the "General Investment Risks" section beginning on page 74; and

 .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

    COMMON RISKS FOR THE FUNDS

    Equity Securities
    The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

--------------------------------------------------------------------------------

FUND                          SPECIFIC RISKS

                              Stocks selected for their high dividend income may
                              be more sensitive to interest rate changes that
                              other stocks. Dividend-producing large company
                              stocks have experienced unprecedented appreciation
                              in recent years. There is no guarantee such
                              performance levels will continue. Fund assets that
                              track the performance of an index do so whether
                              the index rises or falls.
Diversified Equity Fund       During periods when an index loses value, Fund
                              assets invested pursuant to this strategy will also lose value. Stocks of smaller and medium-sized companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Foreign company stocks involve special risk, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries.

                              Stocks of smaller companies purchased for this
                              Fund may be more volatile and less liquid than
                              larger company stocks. Some of these companies
                              have no or relatively short operating histories,
                              or are newly public companies. They may have
Diversified Small Cap Fund    aggressive capital structures, including high
                              debt levels, or are involved in growing or changing industries and/or new technologies.

                              Stocks selected for their high dividend income may
                              be more sensitive to interest rate changes than
Equity Income Fund            other stocks. The Fund is primarily subject to the
                              equity securities risks described in the Common
                              Risks section above.

                              We attempt to match as closely as possible the
                              performance of the S&P 500 Index. Therefore,
Equity Index Fund             during periods when the S&P 500 Index is losing
                              value, your investment will also lose value.

                              There is no guarantee that securities selected as
                              "undervalued" will perform as expected. Stocks of
Equity Value Fund             smaller, medium-sized and foreign companies
                              purchased using the value strategy may be more volatile and less liquid than other comparable securities.

                              We select growth stocks based on prospects for
                              future earnings, which may not grow as expected.
Growth Fund                   In addition, at times, the overall market or the
                              market for value stocks may outperform growth stocks.

                              Dividend-producing large company stocks have
                              experienced unprecedented appreciation in recent
                              years. There is no guarantee such performance
                              levels will continue. Stocks of smaller and
                              medium-sized companies purchased for the Fund may
                              be more volatile and less liquid than larger
Growth Equity Fund            company stocks. Foreign company stocks involve
                              special risks, including generally higher commission rates, political, social and monetary or diplomatic developments that could affect U.S.
                              investments in foreign countries.

                                                        Stock Funds Prospectus 7

Summary of Important Risks
--------------------------------------------------------------------------------

FUND                          SPECIFIC RISKS

                              Foreign company stocks involve special
                              risks, including generally higher commission
                              rates, political, social and monetary or
                              diplomatic developments that could affect
                              U.S. investments in foreign countries. Emerging
                              market countries may experience increased
                              political instability, and are often dependent on
                              international trade, making them more vulnerable
                              to events in other countries. They may have less
International Fund and        developed financial systems and volatile
International Equity Fund     currencies and may be more sensitive than more
                              mature markets to a variety of economic factors.
                              Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.

                              The Fund is primarily subject to the equity market
                              risks described in the Common Risks section above.
                              Dividend-producing large company stocks have
                              experienced unprecedented appreciation in
Large Company Growth Fund     recent years. There is no guarantee such
                              performance levels will continue. We select stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                              This Fund may invest in companies that pay low or
                              no dividends, have smaller market
                              capitalizations, have less market liquidity, have
                              no or relatively short operating histories, or are
                              newly public companies. Some of these companies
                              have aggressive capital structures, including high
                              debt levels, or are involved in rapidly growing or
                              changing industries and/or new technologies.
                              Because the Fund may invest in such aggressive
                              securities, share prices may rise and fall more
Small Cap Growth Fund         than the share prices of other funds. In addition,
                              our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. We select stocks for this Fund based in part on their prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

                              Stocks of smaller companies purchased for this Fund may be more volatile and less liquid than larger company stocks. Some of these companies
Small Cap Opportunities Fund  have no or relatively short operating histories, or are newly public companies. They may have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

8 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

          Diversified Equity Fund Class A Calendar Year Returns (%)*


     '89     '90    '91   '92   '93    '94   '95    '96    '97    '98
     28.35  -1.38  37.58  4.74  12.14  0.83  30.94 20.47  25.68  22.35


Best Qtr.: Q4 `98 . 19.88%    Worst Qtr.: Q3 `90 . -15.86%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 5.01%.

Average annual total return (%)/1/

for the period ended 12/31/98                1 year               5 years                10 years
Class A (Incept. 5/2/96)/2/                  15.32                 18.18                   16.77
Class B (Incept. 5/6/96)/2/                  16.46                 18.50                   16.58
Class C (Incept. 10/1/98)/2/                 20.73                 18.76                   16.63
S&P 500 Index/3/                             28.58                 24.06                   19.21

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
3. S&P 500 is a registered trademark of Standard and Poor's.

10 Stock Funds Prospectus

         Diversified Small Cap Fund Class A Calendar Year Returns (%)*



                                      '98
                                     -8.55

Best Qtr.: Q4 `98 . 14.74%       Worst Qtr.: Q3 `98 . -23.73%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -1.45%.

Average annual total return (%)/1/
                                                                       Since
for the period ended 12/31/98               1 year                  Inception/3/
Class A (Incept. 10/6/98)/2/               -13.81                    -13.81
Class B (Incept. 10/1/98)/2/               -13.65                    -13.65
Russell 2000 Index                          -2.55                     -2.55

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class.
3. December 31, 1997.

                                                       Stock Funds Prospectus 11

Performance History
-------------------------------------------------------------------------------

             Equity Income Fund Class A Calendar Year Returns (%)*

      '90   '91   '92   '93   '94    '95    '96    '97    '98
     1.30  28.76  5.51  7.63  4.64  38.43  20.25  28.07  17.82

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 4.40%.

Average annual total return(%)/1/
                                                                     Since
for the period ended 12/31/98    1 year         5 years            Inception/4/
Class A (Incept. 5/2/96)/2/       11.04          19.89              16.50
Class B (Incept. 5/2/96)/2/       11.96          20.23              16.34
Class C (Incept. 10/1/98)/2/      15.85          20.41              16.34
S&P 500 Index/3/                  28.58          24.06              18.89

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
3. S&P 500 is a registered trademark of Standard and Poor's.
4. March 31,1989.

12 Stock Funds Prospectus

--------------------------------------------------------------------------------

             Equity Index Fund Class A Calendar Year Returns (%)*

   '89    '90    '91   '92   '93   '94    '95    '96    '97    '98
  29.79  -3.95  28.73  6.59  8.91  0.42  35.99  21.66  31.89  27.67


Best Qtr.: Q4 `98 . 21.00%    Worst Qtr.: Q3 `90 . -13.80%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 4.81%.

Average annual total return (%)/1/

for the period ended 12/31/98         1 year          5 years        10 years
Class A (Incept. 1/25/84)              20.33           21.40          17.26
Class B (Incept. 2/17/98)/2/           21.72           21.95          17.22
S&P 500 Index/3/                       28.58           24.06          19.21

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 13

Performance History
-------------------------------------------------------------------------------

             Equity Value Fund Class A Calendar Year Returns (%)*

    '91    '92    '93    '94    '95    '96     '97    '98
   20.79  10.54  25.82  -1.71  24.20  26.46   27.32   6.68

Best Qtr.: Q2 `97 . 15.19%    Worst Qtr.: Q3 `90 . -15.20%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -8.43%.

Average annual total return (%)/1/
                                                                    Since
for the period ended 12/31/98         1 year         5 years     Inception/4/
Class A (Incept. 7/2/90)                0.57          14.57          14.17
Class B (Incept. 6/6/96)/2/             1.11          14.99          14.23
Class C (Incept. 4/1/98)/2/             4.92          15.20          14.22
S&P 500 Index/3/                       28.58          24.06          18.61

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard and Poor's.
4. July 2, 1990.

14 Stock Funds Prospectus

                Growth Fund Class A Calendar Year Returns (%)*

   '91    '92   '93    '94    '95    '96    '97    '98
  24.78  13.44  8.44  -0.29  28.90  21.72  19.05  29.16

Best Qtr.: Q2 `97 . 13.78%    Worst Qtr.: Q3 `98 . -10.70%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 4.98%.

Average annual total return (%)/1/
                                                                      Since
for the period ended 12/31/98       1 year              5 years     Inception/4/
Class A (Incept. 8/2/90)             21.78               17.80       16.37
Class B (Incept. 1/1/95)2            23.29               18.27       16.47
S&P 500 Index3                       28.58               24.06       18.84

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares to reflect adjusted this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard and Poor's.
4. August 2, 1990.

                                                       Stock Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

               Growth Equity Fund Class A Calendar Year Returns (%)*

   '90    '91    '92    '93    '94    '95    '96    '97   '98
  -1.36  46.72   5.06  19.75  -1.38  24.87  18.78  20.09  16.50

Best Qtr.: Q1 `91 . 20.28%    Worst Qtr.: Q3 `90 . -20.14%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 4.61%.

Average annual total return (%)/1/
                                                                Since
for the period ended 12/31/98     1 year      5 years         Inception/4/
Class A (Incept. 5/2/96)/2/         9.80       14.05           15.45
Class B (Incept. 5/2/96)/2/        10.64       14.32           15.31
Class C (Incept. 10/1/98)/2/       15.56       14.72           15.40
S&P 500 Index/3/                   28.58       24.06           18.44

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
3. S&P 500 is a registered trademark of Standard and Poor's.
4. April 30, 1989.

16 Stock Funds Prospectus

International Fund Class A Calendar Year Returns (%)*

   '89     '90   '91    '92    '93   '94    '95   '96   '97   '98
  22.57  -11.27  4.72  -4.05  45.24  0.74  11.67  9.69  3.06  12.61

Best Qtr.: Q3 `89 . 17.97%    Worst Qtr.: Q3 `90 . -19.67%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 6.39%.

Average annual total return (%)/1/
for the period ended 12/31/98            1 year     5 years     10 years
Class A (Incept. 4/12/95)/2/              6.13       6.36        8.00
Class B (Incept. 5/12/95)/2/              6.75       6.34        7.75
MSCI/EAFE Index/3/                        20.00      9.19        5.54

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
3. Morgan Stanley Capital International/Europe, Asia, Far East and India
   Index.

                                                       Stock Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------

            International Equity Fund Class A Calendar Year Returns (%)*

                                      '98
                                     16.03

Best Qtr.: Q1 `98 . 14.27%    Worst Qtr.: Q3 `98 . -17.89%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 13.19%.

Average annual total return (%)/1/
                                                        Since
for the period ended 12/31/98    1 year              Inception/4/
Class A (Incept. 9/24/97)          9.36                  4.53
Class B (Incept. 9/24/97)         10.34                  5.72
Class C (Incept. 4/1/98)2         14.34                  8.82
MSCI/EAFE Index3                  20.00                  8.70

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. Morgan Stanley Capital International/Europe, Asia, Far East Index.
4. September 24, 1997

18 Stock Funds Prospectus

         Large Company Growth Fund Class A Calendar Year Returns (%)*

    '89   '90    '91   '92    '93    '94   '95    '96   '97    '98
   27.05  3.43  67.03  1.85  -0.36  -107  29.24  25.11  33.35  47.97

Best Qtr.: Q4 `98 . 31.61%      Worst Qtr.: Q3 `90 . -17.49%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 6.39%.

Average annual total return (%)/1/

for the period ended 12/31/98        1 year     5 years        10 years
Class A (Incept. 10/6/98)/2/          39.46      24.36          20.54
Class B (Incept. 10/1/98)/2/          42.00      24.78          20.65
Class C (Incept. 11/8/99)/3/            N/A        N/A            N/A
S&P 500 Index/4/                      28.58      24.06          19.21

1. Returns reflect applicable sales charges.
2. Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
3. Class C did not exist prior to 11/8/99, therefore returns are not available.
4. S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 19

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Class A Calendar Year Returns (%)*

     1995                 69.10
     1996                 20.89
     1997                 11.09
     1998                 -5.97

     Best Qtr.: Q2 `97 . 13.78%    Worst Qtr.: Q3 `98 . -10.70%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 33.83%.

         Average annual total return (%)/1/
                                                                                        Since
         for the period ended 12/31/98                                1 year          Inception/3/
         Class A (Incept.9/16/96)                                     -11.40             19.81
         Class B (Incept.9/16/96)                                     -10.97             20.49
         Class C (Incept.12/15/97)/2/                                  -7.52             20.74
         Russell 2000 Index                                            -2.55             10.60

/1/. Returns reflect applicable sales charges.
/2/. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/. Performance shown for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund, which incepted on November
     1, 1994.

20  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Class A Calendar Year Returns (%)*

     1994              4.45
     1995             49.08
     1996             22.56
     1997             27.43
     1998             -9.32


     Best Qtr.: Q2 `97 . 18.72%        Worst Qtr.: Q3 `98 . -23.23%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 1.18%.

         Average annual total return (%)/1/
                                                                                           Since
         for the period ended 12/31/98                     1 year        5 years         Inception/3/
         Class A (Incept.10/9/96)/2/                       -14.54         15.76             16.89

         Class B (Incept.11/8/96)/2/                       -14.53         16.05             17.21

         Russell 2000 Index                                 -2.55         11.87             12.87

/1/. Returns reflect applicable sales charges.
/2/. Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
/3/. August 1, 1993.

                                                      Stock Funds Prospectus  21

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

-------------------------------------------------------------------------------------------------------------------

                                                                                              All Funds
                                                                                -----------------------------------
                                                                                   CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                 5.75%      None        None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                   None/1/    5.00%       1.00%
--------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------------
                                                                     Diversified Equity                  Diversified
                                                                            Fund                       Small Cap Fund
                                                              --------------------------------------------------------------
                                                               CLASS A     CLASS B   CLASS C        CLASS A      CLASS B
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 0.87%       0.87%     0.87%           0.99%       0.99%
Distribution (12b-1) Fees                                       0.00%       0.75%     0.75%           0.00%       0.75%
Other Expenses/2/                                               0.61%       0.60%     0.64%           0.72%       0.92%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.48%       2.22%     2.26%           1.71%       2.66%
----------------------------------------------------------------------------------------------------------------------------
Fee Waivers/3/                                                  0.48%       0.47%     0.51%           0.31%       0.51%
----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                    1.00%       1.75%     1.75%           1.40%       2.15%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                         Growth Equity                  International
                                                                             Fund                           Fund
                                                              --------------------------------------------------------------
                                                               CLASS A     CLASS B   CLASS C        CLASS A      CLASS B
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 1.07%       1.07%     1.07%           1.00%       1.00%
Distribution (12b-1) Fees                                       0.00%       0.75%     0.75%           0.00%       0.75%
Other Expenses/2/                                               0.61%       0.66%     0.66%           0.91%       0.92%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.68%       2.48%     2.48%           1.91%       2.67%
----------------------------------------------------------------------------------------------------------------------------
Fee Waivers/3/                                                  0.18%       0.23%     0.23%           0.16%       0.17%
----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                    1.50%       2.25%     2.25%           1.75%       2.50%
----------------------------------------------------------------------------------------------------------------------------


/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/  Other expenses are based on estimated amounts for the current fiscal year.


22  Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           Equity Income                     Equity Index               Equity Value              Growth Fund
               Fund                             Fund                       Fund
------------------------------------------------------------------------------------------------------------------
CLASS A      CLASS B      CLASS C      CLASS A       CLASS B    CLASS A   CLASS B   CLASS C   CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------
0.75%         0.75%        0.75%        0.25%        0.25%      0.75%     0.75%     0.75%      0.75%      0.75%
0.00%         0.75%        0.75%        0.00%        0.75%      0.00%     0.75%     0.75%      0.00%      0.75%
0.61%         0.51%        0.51%        0.60%        0.61%      0.62%     0.68%     0.60%      0.60%      0.51%
------------------------------------------------------------------------------------------------------------------
1.36%         2.01%        2.01%        0.85%        1.61%      1.37%     2.18%     2.10%      1.35%      2.01%
------------------------------------------------------------------------------------------------------------------
0.26%         0.16%        0.16%        0.14%        0.15%      0.19%     0.25%     0.17%      0.23%      0.14%
------------------------------------------------------------------------------------------------------------------
1.10%         1.85%        1.85%        0.71%        1.46%      1.18%     1.93%     1.93%      1.12%      1.87%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         International                        Large Company                    Small Cap Growth                Small Cap
          Equity Fund                          Growth Fund                           Fund                  Opportunities Fund
-------------------------------------------------------------------------------------------------------------------------------
CLASS A    CLASS B    CLASS C        CLASS A     CLASS B   CLASS C        CLASS A   CLASS B   CLASS C      CLASS A      CLASS B
1.00%       1.00%      1.00%          0.75%       0.75%     0.75%          0.90%     0.90%     0.90%         0.90%       0.90%
0.00%       0.75%      0.75%          0.00%       0.75%     0.75%          0.00%     0.75%     0.75%         0.00%       0.75%
1.02%       1.13%      1.19%          0.50%       0.54%     0.60%          0.76%     0.80%     0.68%         0.92%       1.00%
-------------------------------------------------------------------------------------------------------------------------------
2.02%       2.88%      2.94%          1.25%       2.04%     2.10%          1.66%     2.45%     2.33%         1.82%       2.65%
-------------------------------------------------------------------------------------------------------------------------------
0.27%       0.38%      0.44%          0.05%       0.29%     0.35%          0.37%     0.41%     0.29%         0.42%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
1.75%       2.50%      2.50%          1.20%       1.75%     1.75%          1.29%     2.04%     2.04%         1.40%       2.15%
-------------------------------------------------------------------------------------------------------------------------------

     /3/ Fee waivers are contractual and apply for one year from the closing ate of the reorganization (two years for the Equity Income Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.
                                                      Stock Funds Prospectus  23

Stock Funds
--------------------------------------------------------------------------------


EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and the fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

----------------------------------------------------------------------------------------------------------------
                                                    Diversified Equity                   Diversified
                                                          Fund                         Small Cap Fund
                                              ------------------------------------------------------------------
                                              CLASS A     CLASS B     CLASS C       CLASS A         CLASS B
                                              ------------------------------------------------------------------
 1 YEAR                                       $   671     $   678     $   278       $   709         $   718
 3 YEARS                                      $   972     $   949     $   657       $ 1,054         $ 1,078
 5 YEARS                                      $ 1,294     $ 1,347     $ 1,164       $ 1,422         $ 1,565
10 YEARS                                      $ 2,203     $ 2,242     $ 2,556       $ 2,454         $ 2,616
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                       Growth Equity                    International
                                                           Fund                              Fund
                                              ------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C       CLASS A         CLASS B
                                              ------------------------------------------------------------------
 1 YEAR                                       $   719     $   728     $   328        $    743        $    753
 3 YEARS                                      $ 1,058     $ 1,051     $   751        $  1,126        $  1,113
 5 YEARS                                      $ 1,419     $ 1,500     $ 1,300        $  1,533        $  1,600
10 YEARS                                      $ 2,434     $ 2,509     $ 2,799        $  2,667        $  2,720
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         Diversified Equity                   Diversified
                                                               Fund                          Small Cap Fund
                                                   -------------------------------------------------------------
                                                   CLASS A    CLASS B    CLASS C         CLASS A      CLASS B
----------------------------------------------------------------------------------------------------------------
 1 YEAR                                            $   671    $   178    $   178         $   709      $   218
 3 YEARS                                           $   972    $   649    $   657         $ 1,054      $   778
 5 YEARS                                           $ 1,294    $ 1,147    $ 1,164         $ 1,422      $ 1,365
10 YEARS                                           $ 2,203    $ 2,242    $ 2,556         $ 2,454      $ 2,616

----------------------------------------------------------------------------------------------------------------
                                                          Growth Equity                  International
                                                              Fund                           Fund
                                                  --------------------------------------------------------------
                                                   CLASS A    CLASS B    CLASS C      CLASS A      CLASS B
----------------------------------------------------------------------------------------------------------------
 1 YEAR                                           $   719     $   228    $   228      $   743      $   253
 3 YEARS                                          $ 1,058     $   751    $   751      $ 1,126      $   813
 5 YEARS                                          $ 1,419     $ 1,300    $ 1,300      $ 1,533      $ 1,400
10 YEARS                                          $ 2,434     $ 2,509    $ 2,799      $ 2,667      $ 2,720
----------------------------------------------------------------------------------------------------------------

24  Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        Equity Income             Equity Index              Equity Value                Growth Fund
            Fund                     Fund                     Fund
-----------------------------------------------------------------------------------------------------
CLASS A   CLASS B  CLASS C    CLASS A   CLASS B    CLASS A   CLASS B    CLASS C    CLASS A    CLASS B
-----------------------------------------------------------------------------------------------------
$   681   $   688  $   288    $   643   $   649    $   688   $   696    $   296    $   683    $   690
$   931   $   899  $   599    $   817   $   793    $   966   $   958    $   642    $   957    $   917
$ 1,229   $ 1,253  $ 1,053    $ 1,006   $ 1,062    $ 1,265   $ 1,347    $ 1,113    $ 1,251    $ 1,270
$ 2,072   $ 2,065  $ 2,311    $ 1,551   $ 1,599    $ 2,111   $ 2,192    $ 2,418    $ 2,087    $ 2,077
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
       International                        Large Company                  Small Cap Growth             Small Cap
        Equity Fund                          Growth Fund                        Fund                Opportunities Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS A   CLASS B   CLASS C      CLASS A     CLASS B     CLASS C    CLASS A    CLASS B    CLASS C   CLASS A    CLASS B
-------------------------------------------------------------------------------------------------------------------------
$   743   $   753   $   353      $   690     $   678     $   278    $   699    $   707    $   307   $   709    $   718
$ 1,148   $ 1,156   $   868      $   944     $   912     $   624    $ 1,034    $ 1,024    $   700   $ 1,076    $ 1,076
$ 1,577   $ 1,685   $ 1,509      $ 1,217     $ 1,272     $ 1,097    $ 1,393    $ 1,469    $ 1,219   $ 1,467    $ 1,561
$ 2,768   $ 2,877   $ 3,230      $ 1,995     $ 2,047     $ 2,403    $ 2,398    $ 2,468    $ 2,644   $ 2,557    $ 2,650
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           Equity Income                   Equity Index                 Equity Value                    Growth Fund
               Fund                           Fund                          Fund
-----------------------------------------------------------------------------------------------------------------------------
CLASS A      CLASS B     CLASS C      CLASS A     CLASS B        CLASS A    CLASS B     CLASS C       CLASS A    CLASS B
-----------------------------------------------------------------------------------------------------------------------------
$   681      $   188     $   188      $   643     $   149        $   688    $   196     $   196       $   683    $   190
$   931      $   599     $   599      $   817     $   493        $   966    $   658     $   642       $   957    $   617
$ 1,229      $ 1,053     $ 1,053      $ 1,006     $   862        $ 1,265    $ 1,147     $ 1,113       $ 1,251    $ 1,070
$ 2,072      $ 2,065     $ 2,311      $ 1,551     $ 1,599        $ 2,111    $ 2,192     $ 2,418       $ 2,087    $ 2,077
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           International                    Large Company                  Small Cap Growth              Small Cap
            Equity Fund                      Growth Fund                         Fund                 Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------
CLASS A      CLASS B     CLASS C    CLASS A   CLASS B   CLASS C     CLASS A   CLASS B   CLASS C      CLASS A    CLASS B
-----------------------------------------------------------------------------------------------------------------------------
$   743      $   253     $   253    $   690   $   178   $   178     $   699   $   207   $   207      $   709    $   218
$ 1,148      $   856     $   868    $   944   $   612   $   624     $ 1,034   $   724   $   700      $ 1,076    $   776
$ 1,577      $ 1,485     $ 1,509    $ 1,217   $ 1,072   $ 1,097     $ 1,393   $ 1,269   $ 1,219      $ 1,467    $ 1,361
$ 2,768      $ 2,877     $ 3,230    $ 1,995   $ 2,047   $ 2,403     $ 2,398   $ 2,468   $ 2,644      $  2,557   $ 2,650
-----------------------------------------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  25

Key Information
--------------------------------------------------------------------------------

     Core/Gateway
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios.References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;
     . how we intend to invest your money; and . what makes a Fund different from the other Funds offered in this
       Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

26   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including

     U.S. Government obligations,shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations were as follows:

     Investment Style/Portfolios                        Allocation
     Index Portfolio                                    25%
     Equity Income Portfolio                            25%
     Large Company Style                                25%
          Large Company Growth Portfolio                        20%
          Disciplined Growth Portfolio                           5%
     Diversified Small Cap Style                        10%
          Small Cap Index Portfolio                            2.5%
          Small Company Growth Portfolio                       2.5%
          Small Company Value Portfolio                        2.5%
          Small Cap Value Portfolio                            2.5%
     International Style                                15%
          International Portfolio                            11.25%
          International Equity Portfolio                      3.75%
     TOTAL FUND ASSETS                                 100%


28 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio                Sub-Advisor      Portfolio Manager(s)
     Index                         WCM              David D. Sylvester and
                                                    Laurie R. White
     Equity Income                 WCM              David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA
     Large Company Growth          Peregrine        John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA

     Disciplined Growth            Smith            Stephen S. Smith, CFA

     Small Cap Index               WCM              David D. Sylvester and
                                                    Laurie R. White
     Small Company Growth          Peregrine        Robert B. Mersky, CFA and
                                                    Paul E. von Kuster, CFA
     Small Company Value           Peregrine        Tasso H. Coin, Jr., CFA
                                                    and Douglas G. Pugh, CFA

     Small Cap Value               Smith            Stephen S. Smith, CFA

     International                 Schroders        Michael Perelstein

     International Equity          WCM              Katherine Schapiro, CFA
                                                    and Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors

     Stocks of foreign companies purchased by this Fund may be subject to political and economic instability. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 6,the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  29

     Diversified Equity Fund
     ---------------------------------------------------------------------------

     This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

     ---------------------------------------------------------------------------

     FOR A SHARE OUTSTANDING

     --------------------------------------------------------------------------------------
                                           CLASS A SHARES--COMMENCED
                                           ON MAY 2, 1996
                                           ------------------------------------------------

                                                   May 31,     May 31,         May 31,
                                                    1999        1998            1997
                                           ------------------------------------------------
For the period ended:

Net asset value, beginning of period                 $ 43.06     $ 36.51         $ 30.56

Income from investment operations:
Net investment income (loss)                            0.08        0.16            0.20
Net realized and unrealized gain (loss)
on investments                                          6.29        8.99            6.10

Total from investment operations                        6.37        9.15            6.30

Less distributions:
Dividends from net investment income                   (0.20)      (0.27)          (0.16)
Distributions from net realized gain                   (0.98)      (2.33)          (0.19)

Total from distributions                               (1.18)      (2.60)          (0.35)

Net asset value, end of period                       $ 48.25     $ 43.60         $ 36.51

Total return (not annualized)/4/                       15.08%      26.08%          20.75%

Ratios/supplemental data:
Net assets, end of period (000s)                     $69,768     $56,350         $25,271

Ratios to average net assets (annualized):
Ratio of expenses to average net assets                 1.00%/1/    1.00%/1/        1.02%/1/
Ratio of net investment income (loss) to
average net assets                                      0.47%/1/    0.60%/1/        0.81%/1/

Portfolio turnover                                        N/A/2/      N/A/2/       48.08%

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses (annualized)/3/     1.22%/1/    1.20%/1/        1.40%/1/

Ratio of net investment income (loss) to average
net assetsprior to waived fees and
reimbursed expenses (annualized)                        0.25%/1/    0.40%/1/        0.43%/1/
-------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

30 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


----------------------------------------------------------------------------

----------------------------------------------------------------------------
          CLASS B SHARES--COMMENCED                         CLASS C SHARES--
          ON MAY 2, 1996                                    COMMENCED ON
                                                            OCTOBER 1, 1998
----------------------------------------------------------------------------
May 31,       May 31,      May 31,     May 31,     May 31,     May 31,
 1996          1999         1998        1997        1996        1999
----------------------------------------------------------------------------
$29.89       $  42.69     $ 36.31     $ 30.54      $29.41       $38.71


  0.02          (0.11)      (0.06)       0.03        0.02         0.08

  0.65           6.09        8.85        6.00        1.11        10.65

  0.67           5.98        8.79        6.03        1.13        10.73


  0.00           0.00       (0.08)      (0.07)       0.00        (0.20)
  0.00          (0.98)      (2.33)      (0.19)       0.00        (0.98)

  0.00          (0.98)      (2.41)      (0.26)       0.00        (1.18)

$30.56       $  47.69     $ 42.69     $ 36.31      $30.54       $48.26

  2.24%         14.24%      25.13%      19.86%       3.84%       28.02%


$2,699       $111,106     $81,548     $33,870      $2,447       $  542



  1.52%/1/       1.75%/1/    1.75%/1/    1.76%/1/    2.37%/1/     1.75%/1/

  1.88%/1/      (0.28%)/1/  (0.15%)/1/   0.09%/1/    1.24%/1/    (0.28%)/1/

  5.76%           N/A/2/      N/A/2/    48.08/%/     5.76/%/       N/A/2/


  4.06%/1/       2.22%/1/    2.19%/1/    2.41%/1/    4.95%/1/     5.15%/1/


 (0.66%)/1/     (0.75%)/1/  (0.59%)/1/  (0.56%)/1/  (1.34%)/1/   (3.68%)/1/
----------------------------------------------------------------------------

                                                      Stock Funds Prospectus  31

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the fund were as follows:

     Investment Style/Portfolios                      Allocation
     Small Cap Index Portfolio                            25%
     Small Company Growth Portfolio                       25%
     Small Company Value Portfolio                        25%
     Small Cap Value Portfolio                            25%
     TOTAL FUND ASSETS                                    100%

32 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio               Sub-Advisor        Portfolio Manager(s)
     Small Cap Index              WCM                David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth         Peregrine          Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA
     Small Company Value          Peregrine          Tasso H. Coin,Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value              Smith              Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings,and may not grow as expected.There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 6,the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  33

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

--------------------------------------------------------------------------------
                                              CLASS A SHARES--    CLASS B SHARES--
                                               COMMENCED ON        COMMENCED ON
                                               OCTOBER 6, 1998     OCTOBER 1, 1998
                                              ------------------------------------
                                                  May 31,             May 31,
For the period ended:                               1999                1999
                                              ------------------------------------
Net asset value, beginning of period            $   7.77            $   7.97

Income from investment operations:
     Net investment income (loss)                  (0.02)              (0.03)
     Net realized and unrealized gain (loss)
       on investments                               1.77                1.02

Total from investment operations                    1.75                0.99

Less distributions:
     Dividends from net investment income           0.00/1/             0.00
     Distributions from net realized gain           0.00                0.00

Total from distributions                            0.00                0.00

     Net asset value, end of period             $   9.52            $   8.96

Total return (not annualized)/5/                   22.52%              12.42%

Ratios/supplemental data:
     Net assets, end of period (000s)           $  1,504            $    476

Ratios to average net assets (annualized):
     Ratio of expenses to average net assets       1.402                1.99%/2/
     Ratio of net investment income (loss) to
       average net assets                        (0.22%)/2/           (0.84%)/2/

Portfolio turnover                                   N/A/3/               N/A/3/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses
   (annualized)/4/                                 2.30%/2/              5.63/2/

Ratio of net investment income (loss) to average
     net assets prior to waived fees and
     reimbursed expenses (annualized)            (1.12%)/2/           (4.48%)/2/

----------------------------------------------------------------------------------

/1/ Actual dividends per share were less than $0.01.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

34  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of total assets in income-producing equity securities;
          and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of March 31, 1999, this median was approximately $3.7 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

36 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                                          CLASS A SHARES--COMMENCED
                                                                          ON MAY 2, 1996
                                                                          -------------------------------------------------------
                                                                             May 31,         May 31,      May 31,
                                                                              1999            1998         1997
                                                                          -------------------------------------------------------
  For the period ended:

  Net asset value, beginning of period                                       $  41.19        $ 33.16       $ 27.56

  Income from investment operations:
       Net investment income (loss)                                              0.51           0.52          0.57
       Net realized and unrealized gain (loss)
         on investments                                                          5.45           8.77          5.54

  Total from investment operations                                               5.96           9.29          6.11

  Less distributions:
       Dividends from net investment income                                     (0.53)         (0.54)        (0.51)
       Distributions from net realized gain                                     (0.26)         (0.72)         0.00

  Total from distributions                                                      (0.79)         (1.26)        (0.51)

  Net asset value, end of period                                             $  46.36        $ 41.19       $ 33.16

  Total return (not annualized)/4/                                              14.74%         28.64%        22.40%

  Ratios/supplemental data:
       Net assets, end of period (000s)                                      $105,162        $75,144       $43,708

  Ratios to average net assets (annualized):
       Ratio of expenses to average net assets                                   0.85%/1/       0.85%/1/      0.85%
       Ratio of net investment income (loss) to
         average net assets                                                      1.23%/1/       1.44%/1/      1.95%

  Portfolio turnover                                                             3.21%/2/       3.46%/2/      4.76%

  Ratio of expenses to average net assets prior to
       waived fees and reimbursed expenses (annualized)/3/                       0.93%/1/       0.91%/1/      0.93%

  Ratio of net investment income (loss) to average net
       assets prior to waived fees and reimbursed
       expenses (annualized)                                                     1.15%/1/       1.38%/1/      1.87%


/1/ Includes expenses allocated from the Portfolio in which the Fund invests. /2/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

38 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  CLASS B SHARES--COMMENCED                                           CLASS C SHARES--
                                  ON MAY 2, 1996                                                      COMMENCED ON
                                                                                                      OCTOBER 1, 1998
------------------------------------------------------------------------------------------------------------------------------
                      May 31,            May 31,           May 31,         May 31,        May 31,        May 31,
                       1996               1999              1998            1997           1996           1999
------------------------------------------------------------------------------------------------------------------------------
                      $ 26.94            $  41.12          $ 33.09         $ 27.54        $ 26.94        $   37.26

                         0.07                0.19             0.24            0.36           0.02             0.47

                         0.55                5.45             8.75            5.52           0.58            10.39

                         0.62                5.64             8.99            5.88           0.60            10.86

                         0.00               (0.23)           (0.24)          (0.33)          0.00            (0.48)

                         0.00               (0.26)           (0.72)           0.00           0.00            (0.15)

                         0.00               (0.49)           (0.96)          (0.33)          0.00            (0.63)

                      $ 27.56            $  46.27          $ 41.12         $ 33.09        $ 27.54        $   47.49

                         2.30%              13.90%           27.67%          21.48%          2.23%           28.55%

                      $31,448            $106,688          $67,385         $33,626        $17,318        $   1,106

                         0.91%               1.60%/1/         1.60%/1/        1.59%          1.72%           1.60%/1/

                         3.69%               0.48%/1/         0.69%/1/        1.24%          2.92%           0.48%/1/

                         0.69%               3.21%/2/         3.46%/2/        4.76%          0.69%           3.21%/2/

                         1.91%               1.94%/1/         1.91%/1/        1.96%          2.63%           4.37%/1/

                         2.69%               0.14%/1/         0.38%/1/        0.87%          2.01%          (2.29%)/1/
------------------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 39

Equity Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David D. Sylvester; Laurie R. White

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the S&P 500 Index.

     ---------------------------------------------------------------------------

     Investment Policies
     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index, and adjust the Fund's portfolio as necessary in order to achieve the at least 95% correlation.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . in a diversified portfolio of common stocks designed to replicate the holdings and weightings of the stocks listed on the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest rate swaps and index swaps.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of approximating the total rate of return of the S&P 500 Index.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We attempt to match as closely as possible the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

40 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                          CLASS A SHARES--COMMENCED
                                                          ON JANUARY 25, 1984
                                                          ----------------------------------------------------
                                                              (Unaudited)
                                                               March 31,        Sept. 30,    March 31,
For the period ended:                                            1999             1998         1998
                                                          ----------------------------------------------------
Net asset value, beginning of period                           $  64.93         $  70.32     $  49.60

Income from investment operations:
  Net investment income (loss)                                     0.24             0.33         0.48
  Net realized and unrealized gain (loss)
    on investments                                                16.79            (5.39)       22.31

Total from investment operations                                  17.03            (5.06)       22.79

Less distributions:
  Dividends from net investment income                            (0.24)           (0.33)       (0.48)
  Distributions from net realized gain                            (3.33)            0.00        (1.59)

Total from distributions                                          (3.57)           (0.33)       (2.07)

Net asset value, end of period                                 $  78.39         $  64.93     $  70.32

Total return (not annualized)                                     26.78%           (7.22%)      46.48%

Ratios/supplemental data:
  Net assets, end of period (000s)                             $625,041         $518,778     $578,882

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          0.71%            0.71%        0.89%/4/
  Ratio of net investment income (loss) to
    average net assets                                             0.66%            0.94%        0.80%/4/

Portfolio turnover                                                    4%               3%           4%/4/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                 0.77%            0.77%        0.95%/4/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                            0.60%            0.88%        0.74%/4/
--------------------------------------------------------------------------------------------------------------

/1/ The Fund changed year-end from March 31 to September 30.
/2/ The Fund changed fiscal year-end from September 30 to March 31.
/3/ The Fund changed fiscal year-end from December 31 to September 30.
/4/ Reflects activity of the Master Portfolio prior to December 15, 1997.
/5/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 3%.

42 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                  CLASS B SHARES--COMMENCED
                                                                  ON FEBRUARY 17, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                     (Unaudited)
          March 31,      Sept. 30,      Dec. 31,       Dec. 31,       March 31,      Sept. 30,      March 31,
           1997           1996           1995           1994           1999            1998           1999
-----------------------------------------------------------------------------------------------------------------
        $  46.24         $  41.45       $  31.42       $  33.00      $  65.03        $ 70.41        $ 65.18


            0.25             0.42           0.59           0.63         (0.03)          0.04          (0.01)

            4.61             4.79          10.65          (0.50)        16.80          (5.38)          5.24

            4.86             5.21          11.24           0.13         16.77          (5.34)          5.23

           (0.25)           (0.42)         (0.59)         (0.63)         0.00          (0.04)          0.00
           (1.25)            0.00          (0.62)         (1.08)        (3.33)          0.00           0.00

           (1.50)           (0.42)         (1.21)         (1.71)        (3.33)         (0.04)          0.00

        $  49.60         $  46.24       $  41.45       $  31.42      $  78.47        $ 65.03        $ 70.41

           10.63%           12.60%         35.99%          0.42%        26.31%         (7.59%)         8.02%


        $406,739         $370,439       $327,208       $236,265      $ 42,522        $17,499        $ 3,811


            0.97%/4/         1.01%/4/       0.96%          0.97%         1.45%          1.45%          1.45%

            1.02%/4/         1.28%/4/       1.59%          1.92%        (0.08%)         0.14%         (0.19%)

               2%/4/            1%/4,5/        6%             7%            4%             3%             4%

            1.07%/4/         1.08%/4/       1.00%          1.00%         1.56%          1.58%          1.64%

            0.92%/4/         1.21%/4/       1.55%          1.89%        (0.19%)         0.01%         (0.38%)
-----------------------------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus 43

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allen Wisniewski, CFA; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt instruments that may be converted into the common stock of both
       U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary
       Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6,the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

44 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information for periods subsequent to September 30, 1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                               CLASS A SHARES--COMMENCED
                                                               ON JULY 2, 1990
                                                              -----------------------------------------------------
                                                               (Unaudited)
For the period ended:                                           March 31,   Sept. 30,    March 31,   March 31,
                                                                  1999        1998         1998        1997
                                                              -----------------------------------------------------
Net asset value, beginning of period                             $ 14.93     $ 18.15      $ 14.43     $ 12.66

Income from investment operations:
  Net investment income (loss)                                      0.08        0.09         0.17        0.08
  Net realized and unrealized gain (loss)
   on investments                                                   1.43       (3.22)        5.58        1.89

Total from investment operations                                    1.51       (3.13)        5.75        1.97

Less distributions:
  Dividends from net investment income                             (0.08)      (0.09)       (0.17)      (0.08)
  Distributions from net realized gain                             (1.26)       0.00        (1.86)      (0.12)

Total from distributions                                           (1.34)      (0.09)       (2.03)      (0.20)

Net asset value, end of period                                   $ 15.10     $ 14.93      $ 18.15     $ 14.43

Total return (not annualized)                                      10.16%     (17.27%)      41.76%      15.63%

Ratios/supplemental data:
  Net assets, end of period (000s)                               $39,437     $43,679      $52,392     $20,798

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                           1.16%       1.09%        1.07%       1.05%
  Ratio of net investment income (loss) to
   average net assets                                               1.02%       1.06%        1.03%       1.14%

Portfolio turnover                                                    36%         23%          50%         45%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                  1.30%       1.09%        1.16%       1.12%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                             0.88%       1.06%        0.94%       1.07%

/1/ The Fund changed its fiscal year-end from March 31 to September 30.

/2/ The Fund changed its fiscal year-end from September 30 to March 31.

/3/ The Fund changed its Investment Advisor during this fiscal year.

/4/ Per share data based upon average monthly shares outstanding.


46 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                 CLASS B SHARES--COMMENCED                                CLASS C SHARES--COMMENCED
                                                 ON FEBRUARY 17, 1995                                     ON APRIL 1, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                               (Unaudited)                                                 (Unaudited)
      Sept. 30,    Sept. 30,    Sept. 30,       March 31,    Sept. 30,   March 31,   Sept. 30,   Sept. 30,   March 31,  Sept. 30,
       1996         1995          1994            1999         1998       1998         1997        1996        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
      $13.27      $  12.36      $  13.17        $ 12.23      $ 14.86     $ 11.81      $10.34       $10.00     $12.23     $ 14.86


        0.20         0.24/4/       0.20/4/         0.02         0.02        0.05        0.01         0.00       0.02        0.02

        1.60         1.63/4/       0.74/4/         1.17        (2.63)       4.57        1.57         0.34       1.17       (2.63)

        1.80          1.87          0.94           1.19        (2.61)       4.62        1.58         0.34       1.19       (2.61)


       (0.19)        (0.25)        (0.21)         (0.02)       (0.02)      (0.05)      (0.01)        0.00      (0.02)      (0.02)
       (2.22)        (0.71)        (1.54)         (1.03)        0.00       (1.52)      (0.10)        0.00      (1.03)       0.00

       (2.41)        (0.96)        (1.75)         (1.05)       (0.02)      (1.57)      (0.11)        0.00      (1.05)      (0.02)

      $12.66      $  13.27      $  12.36        $ 12.37      $ 12.23     $ 14.86      $11.81       $10.34     $12.37     $ 12.23

       14.27%        16.58%         7.49%          9.80%      (17.54%)     40.87%      15.31%        3.40%      9.80%     (17.57%)


     $18,453      $170,406      $168,852        $70,170      $73,343     $72,428      $2,542       $    0     $1,099     $ 1,239


        1.18%         0.96%         0.99%          1.83%        1.81%       1.76%       1.70%        0.00%      1.83%       1.83%

        1.73%         1.97%         1.60%          0.35%        0.36%       0.42%       0.34%        1.83%      0.35%       0.41%

          91%           75%           41%            36%          23%         50%         45%          91%        36%         23%


        1.22%         0.98%         1.01%          2.06%        1.81%       1.83%       2.19%         N/A       2.46%       2.84%



        1.69%         1.95%         1.58%          0.12%        0.36%       0.35%      (0.15%)        N/A       0.28%      (0.60%)

                                                       Stock Funds Prospectus 47

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Kelli Hill

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-capitalization index (As of March 31, 1999, this range was from $20 million to $452 billion. The range is expected to change frequently.); and

     . up to 25% of total assets in foreign companies through American
       Depositary Receipts ("ADRs") and similar instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

48 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                          CLASS A SHARES--COMMENCED
                                                                          ON AUGUST 2, 1990
                                                                         ---------------------------------------------------------
                                                                           (Unaudited)
For the period ended:                                                       March 31,   Sept. 30,   March 31,   March 31,
                                                                              1999        1998        1998        1997
                                                                          ---------------------------------------------------------
Net asset value, beginning of period                                       $  20.48    $  22.09    $  19.20     $  17.91

Income from investment operations:
  Net investment income (loss)                                                 0.01        0.05        0.11         0.06
  Net realized and unrealized gain (loss)
   on investments                                                              5.71       (1.61)       6.18         1.34

Total from investment operations                                               5.72       (1.56)       6.29         1.40

Less distributions:
  Dividends from net investment income                                        (0.01)      (0.05)      (0.11)       (0.06)
  Distributions from net realized gain                                        (3.28)       0.00       (3.29)       (0.05)

Total from distributions                                                      (3.29)      (0.05)      (3.40)       (0.11)

Net asset value, end of period                                             $  22.91    $  20.48    $  22.09     $  19.20

Total return (not annualized)                                                 29.88%      (7.08%)     34.65%        7.86%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $348,008    $305,309    $365,405     $283,468

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      1.10%       1.08%       1.12%        1.14%
  Ratio of net investment income (loss) to
   average net assets                                                          0.08%       0.42%       0.53%        0.65%

Portfolio turnover                                                               17%         18%        137%          40%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                             1.10%       1.08%       1.13%         N/A

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                                        0.08%       0.42%       0.52%         N/A

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September
    30.

50 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                 CLASS B SHARES--COMMENCED
                                                 ON JANUARY 1, 1995
-----------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)
         Sept. 30,      Dec. 31,    Dec. 31,     March 31,    Sept. 30,    March 31,    March 31,    Sept. 30,   Dec. 31,
           1996           1995        1994         1999         1998         1998         1997         1996        1995
-------------------------------------------------------------------------------------------------------------------------------
        $  17.26       $  14.10   $   14.75       $ 14.53      $ 15.70      $ 13.64      $ 12.74      $ 12.29      $10.00


            0.07           0.19        0.22         (0.05)       (0.02)       (0.01)        0.00        (0.01)       0.05

            2.00           3.87       (0.27)         4.06        (1.15)        4.38         0.94         1.42        2.79

            2.07           4.06       (0.05)         4.01        (1.17)        4.37         0.94         1.41        2.84


           (0.07)         (0.19)      (0.22)         0.00         0.00         0.00         0.00         0.00       (0.05)
           (1.35)         (0.71)      (0.38)        (2.33)        0.00        (2.31)       (0.04)       (0.96)      (0.50)

           (1.42)         (0.90)      (0.60)        (2.33)        0.00        (2.31)       (0.04)       (0.96)      (0.55)

        $  17.91       $  17.26   $   14.10       $ 16.21      $ 14.53      $ 15.70      $ 13.64      $ 12.74      $12.29

           12.45%         28.90%      (0.29%)       29.48%       (7.45%)      33.83%        7.36%       11.89%      28.47%


        $254,498       $178,488   $ 113,525       $61,590      $48,772      $52,901      $23,010      $12,832      $4,682


            1.18%          1.18%       1.11%         1.79%        1.79%        1.79%        1.86%        1.93%       1.87%

            0.56%          1.23%       1.51%        (0.61%)      (0.29%)      (0.15%)      (0.06%)      (0.12%)      0.43%

              83%           100%         71%           17%          18%         137%          40%          83%        100%


            1.19%          1.21%       1.15%         1.82%        1.79%        1.80%        1.89%        2.03%       2.21%



            0.55%          1.20%       1.47%        (0.64%)      (0.29%)      (0.16%)      (0.09%)      (0.22%)      0.09%
----------------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 51

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. The Fund currently invests in 7 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a high level of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the fund were as follows:

     Investment Style/Portfolios                       Allocation
     Large Company Growth Portfolio                        35%
     Diversified Small Cap Style                           35%
          Small Cap Index Portfolio                      8.75%
          Small Company Growth Portfolio                 8.75%
          Small Company Value Portfolio                  8.75%
          Small Cap Value Portfolio                      8.75%
     International Style                                   30%
          International Portfolio                        22.5%
          International Equity Portfolio                  7.5%
     TOTAL FUND ASSETS                                    100%

52 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 98 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 100 for the professional summaries for these managers.

     Core Portfolio                            Sub-Advisor             Portfolio Manager(s)

     Large Company Growth                      Peregrine               John S. Dale, CFA and
                                                                       Gary E. Nussbaum, CFA
     Small Cap Index                           WCM                     David D. Sylvester and
                                                                       Laurie R. White
     Small Company Growth                      Peregrine               Robert B. Mersky, CFA and
                                                                       Paul E. von Kuster, CFA
     Small Company Value                       Peregrine               Tasso H. Coin, Jr., CFA and
                                                                       Douglas G. Pugh, CFA
     Small Cap Value                           Smith                   Stephen S. Smith, CFA
     International                             Schroders               Michael Perelstein
     International Equity                      WCM                     Katherine Schapiro, CFA and
                                                                       Stacey Ho, CFA

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 53

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                          CLASS A SHARES--COMMENCED
                                                                          ON MAY 2, 1996
                                                                          -------------------------------------------------
                                                                              May 31,          May 31,         May 31,
For the period ended:                                                          1999             1998            1997
                                                                          -------------------------------------------------
Net asset value, beginning of period                                       $   35.73         $   32.49       $   29.08

Income from investment operations:
  Net investment income (loss)                                                 (0.02)            (0.06)          (0.02)
  Net realized and unrealized gain
       on investments                                                           2.56              6.88            4.06

Total from investment operations                                                2.54              6.82            4.04

Less distributions:
  Dividends from net investment income                                         (0.03)            (0.04)          (0.04)
  Distributions from net realized gain                                         (2.07)            (3.54)          (0.59)

Total from distributions                                                       (2.10)            (3.58)          (0.63)

Net asset value, end of period                                             $   36.17         $   35.73       $   32.49

Total return (not annualized)/4/                                                7.57%            22.55%          14.11%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $  17,335         $  21,567       $  14,146

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                       1.25%/1/          1.25%/1/        1.30%/1/
  Ratio of net investment income (loss) to
    average net assets                                                         (0.08%)/1/        (0.11%)/1/      (0.12%)/1/

Portfolio turnover                                                                N/A/2/            N/A/2/        9.06%

Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses (annualized)/3/                            1.44%/1/          1.42%/1/        1.95%/1/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                             (0.27%)/1/        (0.28%)/1/      (0.77%)/1/
----------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

54 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                                CLASS C SHARES--
                              CLASS B SHARES--COMMENCED                         COMMENCED ON
                              ON MAY 6, 1996                                    OCTOBER 1, 1998
--------------------------------------------------------------------------------------------------------
                May 31,        May 31,       May 31,      May 31,     May 31,       May 31,
                 1996           1999          1998         1997        1996          1999
--------------------------------------------------------------------------------------------------------
               $28.50          $ 35.23      $ 32.28        $29.07      $28.18      $ 30.66


                 0.00            (0.25)       (0.23)        (0.13)       0.00        (0.13)

                 0.58             2.48         6.72          3.93        0.89         7.86

                 0.58             2.23         6.49          3.80        0.89         7.73


                 0.00             0.00         0.00          0.00        0.00        (0.03)
                 0.00            (2.07)       (3.54)        (0.59)       0.00        (2.07)

                 0.00            (2.07)       (3.54)        (0.59)       0.00        (2.10)

               $29.08          $ 35.39      $ 35.23        $32.28      $29.07      $ 36.29

                 2.04%            6.78%       21.63%        13.28%       3.16%       25.73%


               $3,338          $18,976      $16,615        $8,713      $  703      $    60


                 2.08%/1/         2.00%/1/     2.00%/1/      2.04%/1/    2.92%/1/     2.01%/1/

                 0.34%/1/        (0.83%)/1/   (0.85%)/1/    (0.82%)/1/  (0.40%)/1/   (0.87%)/1/

                 7.39%             N/A/2/       N/A/2/       9.06%       7.39%         N/A/2/


                 6.40%/1/         2.45%/1/     2.45%/1/      3.02%/1/    7.44%/1/    21.40%/1/



                (3.98%)/1/       (1.28%)/1/   (1.30%)/1/    (1.80%)/1/  (4.92%)/1/  (20.26%)1
--------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 55

International Fund
--------------------------------------------------------------------------------

     Portfolio Manager:           Michael Perelstein

     ---------------------------------------------------------------------------

     Investment Objective
     The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

56 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

International Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                            CLASS A SHARES--COMMENCED
                                                                            ON APRIL 12, 1995
                                                                          -----------------------------------------------
                                                                             May 31,        May 31,       May 31,
For the period ended:                                                         1999           1998          1997
                                                                          -----------------------------------------------
Net asset value, beginning of period                                         $ 23.84        $ 21.66       $  19.82

Income from investment operations:
  Net investment income (loss)                                                  0.04           0.03           0.10
  Net realized and unrealized gain (loss)
    on investments                                                             (0.43)          2.35           1.94

Total from investment operations                                               (0.39)          2.38           2.04

Less distributions:
  Dividends from net investment income                                         (0.21)         (0.20)         (0.20)
  Distributions from net realized gain                                         (0.46)          0.00           0.00

Total from distributions                                                       (0.67)         (0.20)         (0.20)

Net asset value, end of period                                               $ 22.78        $ 23.84       $  21.66

Total return (not annualized)/5/                                               (1.36%)        11.20%         10.33%

Ratios/supplemental data:
  Net assets, end of period (000s)                                           $ 2,866        $ 3,342       $  2,240

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                       1.50%/1/       1.47%/1/       1.43%/1/
  Ratio of net investment income (loss) to
    average net assets                                                          0.37%/1/       0.44%/1/       0.42%/1/

Portfolio turnover                                                               N/A/2/       48.23%/3/        N/A/2/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/4/                           1.80%/1/       1.72%/1/       1.72%/1/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                                         0.07%/1/       0.19%/1/       0.13%/1/
------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.


58 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                           CLASS B SHARES--COMMENCED
                           ON MAY 12, 1995
---------------------------------------------------------------------------------------------------------
  May 31,     Oct. 31,      May 31,          May 31,           May 31,      May 31,          Oct. 31,
   1996        1995          1999             1998              1997         1996             1995
---------------------------------------------------------------------------------------------------------
  $17.97     $  16.50      $   23.70        $ 21.55        $     19.71       $   17.91       $  17.20

    0.35         0.01          (0.06)         (0.09)             (0.06)           0.25           0.01

    1.83         1.46          (0.49)          2.31               1.93            1.83           0.70

    2.18         1.47          (0.55)          2.22               1.87            2.08           0.71

   (0.33)        0.00          (0.03)         (0.07)             (0.03)          (0.28)          0.00
    0.00         0.00          (0.46)          0.00               0.00            0.00           0.00

   (0.33)        0.00          (0.49)         (0.07)             (0.03)          (0.28)          0.00

  $19.82     $  17.97      $   22.66        $ 23.70        $     21.55       $   19.71       $  17.91

   12.31%        8.91%         (2.08%)        10.39%              9.44%          11.79%          4.30%

  $1,080     $    216      $   1,973        $ 2,245        $     1,667       $     995       $    395

    1.50%/1/     1.32%/1/       2.25%/1/       2.22%/1/           2.18%/1/        2.25%/1/       1.27%/1/

    0.92%/1/     0.26%/1/      (0.30%)/1/     (0.29%)/1/         (0.34%)/1/      (0.02%)/1/      0.17%/1/

   14.12%/3/    29.41%/3/        N/A/2/         N/A/2/           48.23%/3/       14.12%/3/      29.41%/3/

    2.51%/1/    20.95%/1/       2.89%/1/       2.81%/1/           2.76%/1/        3.11%/1/      14.57%/1/

   (0.09%)/1/  (19.37%)/1/     (0.94%)/1/     (0.88%)/1/         (0.92%)/1/      (0.88%)/1/    (13.13%)
------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 59

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     . in a minimum of five countries exclusive of the U.S.;

     . up to 50% of total assets in any one country;

     . up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs"), Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of total return, with an emphasis on capital appreciation.

60 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 61

International Equity Fund                                   Financial Highlights
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                             CLASS A SHARES--COMMENCED
                                                             ON SEPTEMBER 24, 1997
                                                             ------------------------------------------
                                                               (Unaudited)
                                                                 March 31,    Sept. 30,   March 31,
  For the period ended:                                            1999         1998         1998
                                                             ------------------------------------------
  Net asset value, beginning of period                           $  9.36     $ 11.05      $ 10.00

  Income from investment operations:
    Net investment income (loss)                                   (0.03)       0.00         0.02
    Net realized and unrealized gain (loss) on
      investments                                                   2.23       (1.69)        1.03

  Total from investment operations                                  2.20       (1.69)        1.05

  Less distributions:
    Dividends from net investment income                            0.00        0.00         0.00
    Distributions from net realized gain                            0.00        0.00         0.00

  Total from distributions                                          0.00        0.00         0.00

  Net asset value, end of period                                 $ 11.56     $  9.36      $ 11.05

  Total return (not annualized)                                    23.50%     (15.29%)      10.52%

  Ratios/supplemental data:
    Net assets, end of period (000s)                             $28,725     $23,857      $26,770

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                         1.75%       1.75%        1.75%
    Ratio of net investment income (loss) to
       average net assets                                          (0.63%)      0.10%        0.35%

  Portfolio turnover                                                  16%         21%          12%

  Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses
    (annualized)                                                    2.12%       2.06%        2.20%

  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses (annualized)                           (1.00%)     (0.21%)      (0.10%)
------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30.


62 Stock Funds Prospectus

--------------------------------------------------------------------------------

      CLASS B SHARES--COMMENCED                          CLASS C SHARES--COMMENCED
      ON SEPTEMBER 24, 1997                              ON APRIL 1, 1998
---------------------------------------------------------------------------------------------
        (Unaudited)                                       (Unaudited)
         March 31,        Sept. 30,         March 31,       March 31,         Sept. 30,
           1999             1998              1998            1999              1998
---------------------------------------------------------------------------------------------
        $9.30             $ 11.01           $ 10.00          $ 9.30           $ 11.01

        (0.07)              (0.03)            (0.01)          (0.07)            (0.03)

         2.22               (1.68)             1.02            2.22             (1.68)

         2.15               (1.71)             1.01            2.15             (1.71)

         0.00                0.00              0.00            0.00              0.00
         0.00                0.00              0.00            0.00              0.00

         0.00                0.00              0.00            0.00              0.00

       $11.45             $  9.30           $ 11.01          $11.45           $  9.30

        23.12%             (15.53%)           10.10%          23.12%           (15.53%)

      $35,082             $30,070           $33,003          $  336           $   297

         2.40%               2.40%             2.40%           2.40%             2.40%

        (1.28%)             (0.56%)           (0.31%)         (1.25%)           (1.15%)

           16%                 21%               12%             16%               21%

         2.77%               2.70%             2.84%           2.77%             2.66%

        (1.65%)             (0.86%)           (0.75%)         (1.62%)           (1.41%)
---------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  63

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:   John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of March 31, 1999, was approximately $3.7 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.

64 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                                     CLASS A SHARES--         CLASS B SHARES--
                                                                     COMMENCED ON             COMMENCED ON
                                                                     OCTOBER 6, 1998          OCTOBER 1, 1998
                                                                   ----------------------------------------------
                                                                           May 31,                May 31,
  For the period ended:                                                      1999                   1999
                                                                   ----------------------------------------------
  Net asset value, beginning of period                                    $   38.48              $   39.80

  Income from investment operations:
     Net investment income (loss)                                             (0.16)                 (0.17)
     Net realized and unrealized gain (loss)
       on investments                                                         20.82                  15.92

  Total from investment operations                                            20.66                  15.75

  Less distributions:
     Dividends from net investment income                                      0.00                   0.00
     Distributions from net realized gain                                     (1.05)                 (1.05)

  Total from distributions                                                    (1.05)                 (1.05)

  Net asset value, end of period                                          $   58.09              $   54.50

  Total return (not annualized)/4/                                            54.16%                 40.01%

  Ratios/supplemental data:
     Net assets, end of period (000s)                                     $ 191,233              $ 156,870

  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                                   1.20%/1/               1.76%/1/
     Ratio of net investment income (loss)
       to average net assets                                                  (0.68%)/1/             (1.22%)/1/

  Portfolio turnover                                                          28.15%/2/              28.15%/2/

  Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses (annualized)/3/                       1.35%/1/               2.15%/1/

  Ratio of net investment income (loss) to average
     net assets prior to waived fees and
     reimbursed expenses (annualized)                                         (0.83%)/1/             (1.61%)/1/
-----------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio in which the Fund invests. /2/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                       Stock Funds Prospectus 65

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Chris Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------
     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of March 31, 1999, the range was $3.8 million to $8.55 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues;and

     . no more than 25% of total assets in foreign companies through American
       Depositary Receipts or similar issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     . pay low or no dividends;

     . have smaller market capitalization;

     . have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     . have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

66 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 67

Small Cap Growth Fund
-------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                         CLASS A SHARES--COMMENCED
                                                         ON SEPTEMBER 16, 1996
                                                       ------------------------------------------------------------------
For the period ended:                                  (Unaudited)
                                                        March 31,         Sept.30,      March 31,        March 31,
                                                          1999              1998          1998             1997
                                                       ------------------------------------------------------------------
Net asset value, beginning of period                    $ 17.86           $ 25.62       $  18.98         $  22.45

Income from investment operations:
  Net investment income (loss)                            (0.09)            (0.09)         (0.06)           (0.01)
  Net realized and unrealized gain
    (loss) on investments                                  3.66             (7.67)          8.76            (3.46)

Total from investment operations                           3.57             (7.76)          8.70            (3.47)

Less distributions:
  Dividends from net investment income                     0.00              0.00           0.00             0.00
  Distributions from net realized gain                    (1.44)             0.00          (2.06)            0.00

Total from distributions                                  (1.44)             0.00          (2.06)            0.00

Net asset value, end of period                          $ 19.99           $ 17.86       $  25.62         $  18.98

Total return (not annualized)                             21.03%           (30.29%)        47.03%          (15.46%)

Ratios/supplemental data:
  Net assets, end of period (000s)                      $11,514           $10,899       $ 15,611         $  3,107

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.36%             1.36%          1.22%/3/         1.10%/3/
  Ratio of net investment income (loss) to
    average net assets                                    (1.01%)           (0.82%)        (0.43%)/3/       (0.23%)/3/

Portfolio turnover/4/                                       106%              110%           291%              69%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)         1.44%             1.49%          1.57%/3/         2.80%/3/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                    (1.09%)           (0.95%)        (0.78%)/3/       (1.93%)/3/
-------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from March 31 to September 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio for periods prior to December 15, 1997.
/4/ Reflects activity of the Master Portfolio for periods prior to December 15, 1997.

68 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                          CLASS B SHARES--COMMENCED                                           CLASS C SHARES--COMMENCED
                          ON SEPTEMBER 16, 1996                                                ON DEC. 15, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                    (Unaudited)                                                         (Unaudited)
 Sept. 30,           March 31,     Sept. 30,   March 31,    March 31,      Sept. 30,     March 31,       Sept. 30,    March 31,
  1996                1999          1998        1998         1997           1996          1999            1998        1998
-----------------------------------------------------------------------------------------------------------------------------------
 $22.01              $ 17.64      $ 25.38     $  18.93      $  22.46        $22.02        $17.63        $ 25.38       $21.77


   0.00                (0.16)       (0.18)       (0.11)        (0.04)         0.00         (0.16)         (0.18)       (0.08)

   0.44                 3.61        (7.56)        8.61         (3.49)         0.44          3.61          (7.57)        3.69

   0.44                 3.45        (7.74)        8.50         (3.53)         0.44          3.45          (7.75)        3.61


   0.00                 0.00         0.00         0.00          0.00          0.00          0.00           0.00         0.00
   0.00                (1.42)        0.00        (2.05)         0.00          0.00         (1.42)          0.00         0.00

   0.00                (1.42)        0.00        (2.05)         0.00          0.00         (1.42)          0.00         0.00

 $22.45              $ 19.67      $ 17.64     $  25.38      $  18.93        $22.46        $19.66        $ 17.63       $25.38

   2.00%               20.57%      (30.50%)      46.02%       (15.72%)        2.00%        20.58%        (30.54%)      16.58%


 $   96              $14,791      $13,071     $ 15,320      $  1,905        $    0        $1,320        $ 1,426       $2,495


   1.03%/3/             2.09%        2.11%        1.92%/3/      1.75%/3/      0.00%         2.11%          2.11%        2.10%

  (0.59%)/3/           (1.74%)      (1.56%)      (1.13%)/3/    (0.85%)/3/     0.00%        (1.76%)        (1.56%)      (1.17%)

     10%                 106%         110%         291%           69%           10%          106%           110%         291%


  38.54%/3/             2.18%        2.13%        2.21%/3/      3.55%/3/      0.00%         2.74%          2.71%        2.66%


 (38.10%)/3/           (1.83%)      (1.58%)      (1.42%)/3/    (2.65%)/3/     0.00%        (2.39%)        (2.16%)      (1.73%)
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 69

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Ira Unschuld

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

     We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in small cap equity securities, including common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .    pay low or no dividends;

     .    have smaller market capitalization;

     .    have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     .    have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

70 Stock Funds Prospectus

--------------------------------------------------------------------------------


     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.


                                                       Stock Funds Prospectus 71

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                             CLASS A SHARES--COMMENCED
                                                             ON OCTOBER 9, 1996
                                                            --------------------------------------------------------
                                                                 May 31,                May 31,
For the period ended:                                             1999                    1998
                                                            -------------------------------------------------------
Net asset value, beginning of period                            $   23.60             $   19.83

Income from investment operations:
  Net investment income (loss)                                      (0.11)                (0.07)
  Net realized and unrealized gain (loss)
    on investments                                                  (2.97)                 4.37

Total from investment operations                                    (3.08)                 4.30

Less distributions:
  Dividends from net investment income                               0.00                  0.00
  Distributions from net realized gain                              (0.02)                (0.53)

Total from distributions                                            (0.02)                (0.53)

Net asset value, end of period                                  $   20.50             $   23.60

Total return (not annualized)/4/                                   (13.03%)               21.97%

Ratios/supplemental data:
  Net assets, end of period (000s)                              $   4,698             $   6,870

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            1.25%/1/              1.27%/1/
  Ratio of net investment income (loss) to average
    net assets                                                      (0.47%)/1/            (0.43%)/1/

Portfolio turnover                                                 238.84%/2/             54.98%/2/

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses (annualized)/3/             1.49%/1/              1.86%/1/

Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses (annualized)                                  (0.71%)/1/            (1.02%)/1/
-------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/2/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/3/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

72 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                               CLASS B SHARES--COMMENCED
                               ON NOVEMBER 8, 1996
-------------------------------------------------------------------------------------------------------------------------
     May 31,                        May 31,                         May 31,                       May 31,
      1997                           1999                            1998                          1997
-------------------------------------------------------------------------------------------------------------------------
     $17.39                        $   23.32                      $  19.75                      $   17.41


      (0.01)                           (0.31)                        (0.05)                         (0.05)

       2.46                            (2.90)                         4.15                           2.40

       2.45                            (3.21)                         4.10                           2.35


       0.00                             0.00                          0.00                           0.00
      (0.01)                           (0.02)                        (0.53)                         (0.01)

      (0.01)                           (0.02)                        (0.53)                         (0.01)

     $19.83                        $   20.09                      $  23.32                      $   19.75

      11.37%                          (13.74%)                       21.03%                         13.53%


     $  522                        $   4,187                      $  6,140                      $     158


       1.25%/1/                         2.06%/1/                      2.02%/1/                       2.06%/1/

      (0.18%)/1/                       (1.28%)/1/                    (1.21%)/1/                     (0.99%)/1/

      34.45%/2/                       238.84%/2/                     54.98%/2/                      34.45%/2/


      10.51%/1/                         2.51%/1/                      3.05%/1/                      27.27%/1/




      (9.44%)/1/                       (1.73%)/1/                    (2.24%)/1/                    (26.20%)/1/
-------------------------------------------------------------------------------------------------------------------------

                                                       Stock Funds Prospectus 73

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value

     . of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

74 Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                       Stock Funds Prospectus 75

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

76 Stock Funds Prospectus

--------------------------------------------------------------------------------
Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent.
Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                               -------------------------------------------------------------------------------------
                                                                                                                              SMALL
                                                      DIVER-                                            IN-     LARGE         CAP
                                               DIVER- SIFIED                                    IN-     TERNA-  COM-   SMALL  OPPOR-
                                               SIFIED SMALL  EQUITY EQUITY EQUITY        GROWTH TERNA-  TIONAL  PANY   CAP    TUNI-
                                               EQUITY CAP    INCOME INDEX  VALUE  GROWTH EQUITY TIONAL  EQUITY  GROWTH GROWTH TIES
INVESTMENT PRACTICE              RISK
Borrowing Policies
The ability to borrow from banks Leverage Risk   .      .      .      .      .       .      .     .       .       .      .       .
for temporary purposes to meet
shareholder redemptions

Emerging Markets
Securities of companies located  Information,
or operating in countries consi- Political,
dered developing or to have      Regulatory,
"emerging" stock markets.        Diplomatic      .      .      .            .       .      .     .       .       .      .       .
Generally, these  securities     Liquidity
have the same type of risks as   and Currency
foreign securities but to a      Risk
higher degree.

Floating and Variable Rate Debt  Interest
Instruments with interest rates  Rate and        .      .      .      .     .       .      .             .      .      .       .
that are adjusted either         Credit Risk
on a schedule or when an index
or benchmark changes

Foreign Securities
Equity securities issued by a    Information
non-U.S. company or debt         Political,
securities of a foreign govern-  Regulatory,
ment in the form of an           Diplomatic      .      .      .      .     .       .      .     .       .       .      .       .
American Depositary Receipt or   Liquidity
similar instrument. Foreign      and Currency
securities may also be emerging  Risk
market securities, which are
subject to the same risks, but
to a higher degree.

Forward Commitment, When-Issued
and Delayed Delivery
Transactions
Securities bought or sold for    Interest Rate
delivery at a later date or      Leverage,
bought or sold for a fixed price Credit and      .      .      .      .     .       .      .     .       .       .      .       .
at a fixed date.                 Experience
                                 Risk
                                              -------------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   77

General Investment Risks
--------------------------------------------------------------------------------

                                               -------------------------------------------------------------------------------------
                                                                                                                              SMALL
                                                      DIVER-                                            IN-     LARGE         CAP
                                               DIVER- SIFIED                                    IN-     TERNA-  COM-   SMALL  OPPOR-
                                               SIFIED SMALL  EQUITY EQUITY EQUITY        GROWTH TERNA-  TIONAL  PANY   CAP    TUNI-
                                               EQUITY CAP    INCOME INDEX  VALUE  GROWTH EQUITY TIONAL  EQUITY  GROWTH GROWTH TIES
INVESTMENT PRACTICE              RISK
Illiquid Securities
A security that cannot be        Liquidity        .      .      .            .       .      .     .       .       .      .       .
readily sold, or cannot be       Risk
readily sold without negatively
affecting its fair price.
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning          Credit
securities to brokers, dealers   Counter-         .      .      .      .     .       .      .     .       .       .      .       .
and financial institutions to    Party and
increase return on those         Leverage
securities. Loans may be made    Risk
up to investment Company Act of
1940 limits (currently one-third
of total assets including the
value of the collateral
received).

Mortgage-Backed Securities
Securities consisting of         Interest
undivided fractional interests   Rate, Credit
in pools of mortgages origi-     Prepayment       .      .      .                           .     .               .              .
nated by lenders such as         and
commercial banks, savings        Experience
associations and  mortgage       Risk
bankers and brokers.

Options
The right or obligation to       Credit,
receive or deliver a security    Information
or cash payment depending on     and              .                    .     .      .                     .              .       .
the security's price or the      Liquidity
performance of an index or       Risk
benchmark. Types of options
used may include: options on
securities, options on a stock
index, stock index futures and
options on stock index futures
to protect liquidity and
portfolio value.

Other Mutual Funds
The temporary investment in      Market Risk
shares of another mutual fund.                    .      .      .      .     .       .      .     .       .       .      .       .
A pro rata portion of the other
fund's expenses, in addition to
the expenses paid by the
Funds, will be borne by
Fund shareholders.

Privately Issued Securities
Securities that are not          Liquidity
publicly traded but which        Risk             .      .      .      .     .       .      .     .       .       .      .       .
may or may not be resold in
accordance with Rule 144A of
the Securities Act of 1933.

Repurchase Agreements
A transaction in which the       Credit
seller of a security agrees to   and              .      .      .      .     .       .      .     .       .       .      .       .
buy back a security at an        Counter-
agreed upon time and price,      Party Risk
usually with interest.

Small Company Securities
The risk that investments in     Market,
small companies may be more      Experience       .      .      .            .       .      .     .       .       .      .       .
volatile than investments in     and Liquidity
larger companies.                Risk
                                               -------------------------------------------------------------------------------------

78   Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 97 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interest of the shareholders it may make a change in one of these companies.

                               BOARD OF TRUSTEES
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

                      INVESTMENT ADVISOR                                                            CUSTODIAN
    Wells Fargo Bank, N.A.                                                  Norwest Bank Minnesota, N.A.
    525 Market St., San Francisco, CA                                       6th St. &  Marquette, Minneapolis, MN
    Manages the Funds' investment activities                                Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR
                                Varies by Fund
                 See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------

                                                                                                           SHAREHOLDER
                                                                            TRANSFER                        SERVICING
        DISTRIBUTOR                  ADMINISTRATOR                            AGENT                           AGENTS
   Stephens Inc.                    Wells Fargo Bank, N.A.               Boston Financial Data             Various Agents
   111 Center St.                   525 Market St.                       Services, Inc.
   Little Rock, AR                  San Francisco, CA                    Two Heritage Dr.
                                                                         Quincy, MA

   Markets the Funds,               Manages the                          Maintains records                 Provide
   and distributes                  Funds' business                      of shares and                     services to
   Fund shares                      activities                           supervises the                    customers
                                                                         paying of dividends
------------------------------------------------------------------------------------------------------------------------------------

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS

                                                     Stock Funds Prospectus   79

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

     The Diversified Equity, Diversified Small Cap and Growth Equity are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing services to each Fund including the determination of the asset allocations of each Fund's investments in the various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Well Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Well Fargo Bank does not receive any compensation under this agreement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for the Equity Income, Equity Index, Equity Value, Growth, International Equity and Small Cap Growth Funds. In this capacity, it is responsible for the day-to-day investment management activities of these Funds. As of June 30, 1999, WCM provided advisory services for over $42 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth Fund. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of June 30, 1999, Peregrine managed approximately $6.9 billion in assets.

     WCM, Peregrine, Schroders and Smith Asset Management Group, LP ("Smith Group") are each sub-advisors to certain core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, the Smith Group managed over $818 million in assets.

80   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                     Stock Funds Prospectus   81

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares .

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

     Class C shares are available for the Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Company Growth and Small Cap Growth Funds. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels, "the POP is lower for these purchases.

82   Stock Funds Prospectus

--------------------------------------------------------------------------------

     CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:

                                                             FRONT-END SALES                FRONT-END SALES
                                                               CHARGE AS %                    CHARGE AS %
                 AMOUNT                                         OF PUBLIC                      OF AMOUNT
               OF PURCHASE                                    OFFERING PRICE                    INVESTED
     Less than $50,000                                            5.75%                          6.10%

     $50,000 to $99,999                                           4.75%                          4.99%

     $100,000 to $249,999                                         3.75%                          3.90%

     $250,000 to $499,999                                         2.75%                          2.83%

     $500,000 to $999,999                                         2.00%                          2.04%

     $1,000,000 and over/1/                                       0.00%                          0.00%

     /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00%
         CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions"and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:

     REDEMPTION WITHIN    1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS     8 YEARS
     CDSC                 5.00%      4.00%       3.00%       3.00%       2.00%       1.00%       0.00%       A shares

     The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule. Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                     Stock Funds Prospectus   83

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN    1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS
     CDSC                 5.00%      4.00%       3.00%       3.00%       2.00%       1.00%       A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

      CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

      REDEMPTION WITHIN    1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS
      CDSC                 3.00%      2.00%       1.00%       1.00%       0.00%       0.00%       A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

      REDEMPTION WITHIN    1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS     8 YEARS
      CDSC                 4.00%      3.00%       3.00%       2.00%       2.00%       1.00%       0.00%       A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share CDSC Schedule
     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

     The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

84   Stock Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level.See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     . a trustee or fiduciary purchasing for a single fiduciary relationship; or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company, "which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                     Stock Funds Prospectus   85

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions

     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all of the following circumstances:

     .  withdrawals are made by participating in the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .  you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors, trustees and officers of:

     .  Wells Fargo Funds and its affiliates;

     .  Wells Fargo & Company and its affiliates;

     .  Stephens Inc. and its affiliates;and

     .  Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts. "If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

86   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

     FUND                           CLASS B               CLASS C
     Diversified Equity             0.75%                 0.75%
     Diversified Small Cap          0.75%                  N/A
     Equity Income                  0.75%                 0.75%
     Equity Index                   0.75%                  N/A
     Equity Value                   0.75%                 0.75%
     Growth Fund                    0.75%                  N/A
     Growth Equity                  0.75%                 0.75%
     International                  0.75%                  N/A
     International Equity           0.75%                 0.75%
     Large Company Growth           0.75%                 0.75%
     Small Cap Growth               0.75%                 0.75%
     Small Cap Opportunities        0.75%                  N/A

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                     Stock Funds Prospectus   87

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions:a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.

88   Stock Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                     Stock Funds Prospectus   89

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     BY MAIL
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1, 000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Equity Fund, Class B."

     . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

     .    Mail to: Wells Fargo Funds           Overnight Mail Only: Wells Fargo Funds
                   ATTN: CCSU-Boston Financial                      ATTN: CCSU-Boston Financial
                   P. O. Box 8266                                   66 Brooks Drive
                   Boston, MA 02266-8266                            Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
                   ATTN: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

90   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust      Attention:
                                    Boston, MA                     Wells Fargo Funds (Name
                                                                   of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011-000028                 Account Name:
                                                                   (Registration Name
                                    Wire Purchase Account Number:  Indicated on Application)
                                    9905-437-1

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:      State Street Bank & Trust             Attention:
                              Boston, MA                            Wells Fargo Funds (Name
                                                                    of Fund and Share  Class)
                              Bank Routing Number:
                              ABA 011 000028                        Account Name:
                                                                    (Registration Name Wire Purchase
                              Wire Purchase Account Number:         Indicated on Account)
                              9905-437-1

                                                     Stock Funds Prospectus   91

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     BY PHONE
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     --------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     .    Call Shareholder Services and instruct the representative to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see "Exchanges" section for special rules.

     .    Call: 1-800-222-8222

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     .    Call Shareholder Services and instruct the representative to either:

          .    transfer at least $100 from a linked settlement account, or

          .    exchange at least $100 worth of shares from another Wells Fargo
               Fund.

     .    Call: 1-800-222-8222

92   Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

       BY MAIL

       . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

       . Make sure all the account owners sign the request exactly as their names appear on the account application.

       . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

       . Mail to:   Wells Fargo Funds
                    ATTN:CCSU - Boston Financial
                    PO Box 8266
                    Boston, MA 02266-8266

       BY PHONE

       . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

       . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

       . You may request that redemption proceeds be sent to you by check,by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

       . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

       . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

       . Call: 1-800-222-8222

                                                      Stock Funds Prospectus  93

Your Account
--------------------------------------------------------------------------------

       GENERAL NOTES FOR SELLING SHARES

       . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

       . Your redemptions are net of any applicable CDSC.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

94  Stock Funds Prospectus

Additional Services and Other Information
-------------------------------------------------------------------------------

       Automatic Programs
       These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic Withdrawals may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

       . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase and specify an amount of at least $100.

       . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

       . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

         . must have a Fund account valued at $10,000 or more;

         . must have your distributions reinvested; and

         . may not simultaneously participate in the Systematic Purchase Plan.

       It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

       Dividend and Capital Gain Distributions
       The Funds in this Prospectus pay any dividends and capital gains distributions at least annually.

       We offer the following distribution options:

       . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

       . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

       . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

       . Directed Distribution Purchase Option--Lets you buy shares of a different Well Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                      Stock Funds Prospectus  95

Additional Services and Other Information
-------------------------------------------------------------------------------

       Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

       Taxes
       The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

       Dividends distributed from the Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

       We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

96  Stock Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

       The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

       Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

  Wells Fargo Funds Trust         Predecessor Fund
  Diversified Equity Fund         Norwest Advantage Diversified Equity Fund

  Diversified Small Cap Fund      Norwest Advantage Diversified Small Cap Fund

  Equity Income Fund              Norwest Advantage Income Equity Fund

  Equity Index Fund               Stagecoach Equity Index Fund

  Equity Value Fund               Stagecoach Equity Value Fund

  Growth Fund                     Stagecoach Growth Fund

  Growth Equity Fund              Norwest Advantage Growth Equity Fund

  International Fund              Norwest Advantage International Fund

  International Equity Fund       Stagecoach International Equity Fund

  Large Company Growth Fund       Norwest Advantage Large Company Growth Fund

  Small Cap Growth Fund           Stagecoach Small Cap Fund

  Small Cap Opportunities Fund    Norwest Advantage Small Cap Opportunities Fund

                                                      Stock Funds Prospectus  97

Description of Core Portfolios
--------------------------------------------------------------------------------

FUND                                    OBJECTIVE

Disciplined Growth Portfolio            The Portfolio seeks capital appreciation
                                        by investing in common stocks of larger
                                        companies.

Equity Income Portfolio                 The Portfolio seeks to provide long-term
                                        capital appreciation consistent with
                                        above-average dividend income.

Index Portfolio                         The Portfolio seeks to replicate the
                                        return of the S&P 500 Index with minimum
                                        tracking error and to minimize
                                        transaction costs.

International Equity Portfolio          The Portfolio seeks total return, with an
                                        emphasis on capital appreciation, over
                                        the long-term by investing in equity
                                        securities of companies located or
                                        operating in developed non-U.S. countries
                                        and in emerging markets of the world.

International Portfolio                 The Portfolio seeks to provide long-term
                                        capital appreciation by investing
                                        directly or indirectly high-quality
                                        companies based outside the United
                                        States.

Large Company Growth Portfolio          The Portfolio seeks to provide long-term
                                        capital appreciation primarily in
                                        large, high-quality domestic companies
                                        that the advisor believes have superior
                                        growth potential.

Small Cap Index Portfolio               The Portfolio seeks to replicate the
                                        total return of the S&P Small Cap 600
                                        Index with minimum tracking error and to
                                        minimize transaction costs.

Small Cap Value Portfolio               The Portfolio seeks capital appreciation
                                        by investing in common stocks of smaller
                                        companies.


Small Company Growth Portfolio          The Portfolio seeks to provide long-
                                        term capital appreciation by investing
                                        in smaller domestic companies.

Small Company Value Portfolio           The Portfolio seeks to provide long-
                                        term capital appreciation by investing
                                        primarily in common stocks of smaller
                                        companies whose market capitalization
                                        is less than the largest stock in the
                                        Russell 2000 Index, which, as of June
                                        1999 was $1.4 billion, but is expected
                                        to change frequently.

98 Stock Funds Prospectus

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGY

     The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

     Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

     The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

     The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $3.7 billion as of June 1999, but it expected to change frequently.

     Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of June 1999, ranged from $221.9 billion to $1.4 billion, but is expected to change frequently.

     The Portfolio invests primarily in the common stock of small- and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of June 1999, was $1.4 billion, but is expected to change frequently.

     The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

                                                     Stock Funds Prospectus   99

Portfolio Managers
--------------------------------------------------------------------------------

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     Gregg Giboney, CFA
     Equity Value Fund and its predecessor since 1997
     Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

     Christopher F. Greene
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene received a BA in Economics from Claremont McKenna College.

     Kelli K. Hill
     Growth Fund and its predecessor since 1997
     Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill holds a BA in Economics and International Relations from the University of Southern California.

100   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Stacey Ho, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     International Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

                                                    Stock Funds Prospectus   101

Portfolio Managers
--------------------------------------------------------------------------------

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Ira Unschuld
     Small Cap Opportunities Fund and its predecessor since 1998
     Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1998 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the domestic small capitalization product. He has more than 9 years of investment experience. Mr. Unschuld has a BA in Economics from Brown University and a MBA from the Wharton School.

102   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserves Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     Allen E. Wisniewski, CFA
     Equity Value Fund and its predecessor since 1992
     Mr. Wisniewski joined WCM in 1997 as a Portfolio Manager for the Value Equity Strategy Team and as a Research Analyst focusing on the higher yield segment of the value strategy. Before joining WCM in 1997, he was a Value Equity Portfolio Manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and a MBA from the University of California at Los Angeles.

     Thomas Zeifang, CFA
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Zeifang joined WCM in 1997 and as a Portfolio Manager and currently is a Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a Small Cap Equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang holds a BS in Business Administration from St. Bonaventure University and a MBA from the University of Rochester.

                                                    Stock Funds Prospectus   103

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans, or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Commercial Paper
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

104   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are commonly known as "Fannie Maes," and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security that cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

                                                    Stock Funds Prospectus   105

Glossary
--------------------------------------------------------------------------------

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

106   Stock Funds Prospectus

------------------------------------------------------------------------------

     Selling Agent
     A person who has an agreement with the Fund's distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar. functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S.Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                      Stock Funds Prospectus 107

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


YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room Washington, DC 20549-6009 Call: 1-800-SEC-0330 for details.

                                                                          WELLS
                                                                          FARGO
                                                                          FUNDS

Institutional Class

WELLS FARGO STOCK FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


----------------------
   PROSPECTUS
----------------------

Disciplined Growth Fund

Diversified Equity Fund

Diversified Small Cap Fund

Equity Income Fund

Equity Value Fund

Growth Fund

Growth Equity Fund

Index Fund

International Fund

International Equity Fund

Large Company Growth Fund

Small Cap Growth Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                                    Objectives and Principal Strategies              4
This section contains important             Summary of Important Risks                       8
summary information about the               Performance History                             12
Funds.                                      Summary of Expenses                             26
                                            Key Information                                 29

----------------------------------------------------------------------------------------------
The Funds                                   Disciplined Growth Fund                         30
This section contains important             Diversified Equity Fund                         32
information about the individual            Diversified Small Cap Fund                      36
Funds.                                      Equity Income Fund                              40
                                            Equity Value Fund                               42
                                            Growth Fund                                     44
                                            Growth Equity Fund                              46
                                            Index Fund                                      50
                                            International Fund                              52
                                            International Equity Fund                       54
                                            Large Company Growth Fund                       56
                                            Small Cap Growth Fund                           58
                                            Small Cap Opportunities Fund                    62
                                            Small Cap Value Fund                            66
                                            Small Company Growth Fund                       70
                                            General Investment Risks                        74
                                            Organization and Management
                                              of the Funds                                  80

----------------------------------------------------------------------------------------------
Your Investment                             Your Account                                    84
Turn to this section for                      How to Buy Shares                             85
information on how to open an                 How to Sell Shares                            86
account and how to buy, sell and              Exchanges                                     87
exchange Fund shares.

----------------------------------------------------------------------------------------------
Reference                                   Other Information                               88
Look here for additional                    Table of Predecessors                           89
information and term                        Description of Core Portfolios                  90
definitions.                                Portfolio Managers                              92
                                            Glossary                                        94

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

   FUND                                  OBJECTIVE
                                         Seeks capital appreciation by investing primarily in common stock of
   Disciplined Growth Fund               larger companies.

                                         Seeks long-term capital appreciation with moderate annual return
   Diversified Equity Fund               volatility.

                                         Seeks long-term capital appreciation with moderate annual return
   Diversified Small Cap Fund            volatility.

                                         Seeks long-term capital appreciation and above-average dividend
   Equity Income Fund                    income.

   Equity Value Fund                     Seeks long-term capital appreciation.

   Growth Fund                           Seeks long-term capital appreciation.

                                         Seeks long-term capital appreciation with moderate annual return
   Growth Equity Fund                    volatility.

   Index Fund                            Seeks to replicate the return of the S&P 500 Composite Stock Price Index.

   International Fund                    Seeks long-term capital appreciation.

                                         Seeks total return, with an emphasis on capital appreciation, over the
   International Equity Fund             long-term.

4  Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
We invest in stock of companies that appear to possess above average potential for growth.

The Fund is a Gateway fund that invests in five different equity investment styles--an index style, an equity income style, a large company style, a diversified small cap style and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 10 core portfolios.

The Fund is a Gateway fund that invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. The Fund currently invests in 4 core portfolios.

The Fund is a Gateway fund that invests in the common stocks of large, high-quality domestic companies with above-average return potential and above-average dividend income. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in equity securities that we believe are undervalued in relation to the overall stock markets.

We invest in common stocks and other equity securities of domestic and foreign companies whose market capitalization falls within the range of the Russell 1000 Index, which is considered a mid- to large-capitalization index. We buy stocks of companies that have a strong earnings growth trend and above-average prospects for future growth, or that we believe are undervalued.

The Fund is a Gateway fund that invests in three different equity investment styles--a large company growth style, a diversified small cap style, and an international style to minimize the volatility and risk of investing in a single equity investment style. The Fund currently invests in 7 core portfolios.

The Fund invests in common stocks to replicate the S&P 500 Index. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, the Fund attempts to achieve 95% correlation between the performance of the S&P 500 Index and the Fund's investment results.

The Fund is a Gateway fund that invests in an international equity investment style. The Fund invests in common stock of high-quality companies based outside of the United States.

We invest in equity securities of companies located or operating in developed non-U.S. countries and in emerging markets of the world. We expect that the securities held by the Fund will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

                                                       Stock Funds Prospectus  5

Stock Funds Overview
--------------------------------------------------------------------------------

  FUND                                 OBJECTIVE
  Large Company Growth
  Fund                                 Seeks long-term capital appreciation.

  Small Cap Growth Fund                Seeks long-term capital appreciation.

  Small Cap Opportunities
  Fund                                 Seeks long-term capital appreciation.

  Small Cap Value Fund                 Seeks long-term capital appreciation.

  Small Company Growth                 Seeks long-term capital appreciation.
  Fund

6  Stock Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Fund is a Gateway fund that invests in the common stock of large, high-quality domestic companies that have superior growth potential. We consider "large"companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which is considered a mid- to large-capitalization index.

We invest in common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index, which is considered a small capitalization index. We invest in the common stocks of domestic and foreign issuers we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

The Fund invests in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less. We buy stocks of companies we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of June 1999, ranged from $221.9 billion to $1.4 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of June 1999, was $1.4 billion, but is expected to change frequently.

                                                       Stock Funds Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .  the individual Fund Descriptions later in this Prospectus;

 .  under the "General Investment Risks" section beginning on page 74; and

 .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

    COMMON RISKS FOR THE FUNDS

    Equity Securities
    The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

8  Stock Funds Prospectus

--------------------------------------------------------------------------------

FUND                                     SPECIFIC RISKS

                                         The Fund is primarily subject to the
                                         equity market risks described in the
                                         Common Risks section above. Dividend-
Disciplined Growth Fund                  producing large company stocks have
                                         experienced unprecedented appreciation
                                         in recent years. There is no guarantee
                                         such performance levels will continue.

                                         Stocks selected for their high dividend
                                         income may be more sensitive to
                                         interest rate changes than other
                                         stocks. Dividend-producing large
                                         company stocks have experienced
                                         unprecedented appreciation in recent
                                         years. There is no guarantee such
                                         performance levels will continue. Fund
                                         assets that track the performance of an
                                         index do so whether the index rises or
                                         falls. During periods when an index
                                         loses value, Fund assets invested
                                         pursuant to this strategy will also
Diversified Equity Fund                  lose value. Stocks of smaller and
                                         medium-sized companies purchased for
                                         the Fund may be more volatile and less
                                         liquid than larger company stocks.
                                         Foreign company stocks involve special
                                         risks, including generally higher
                                         commission rates, political, social and
                                         monetary or diplomatic developments
                                         that could affect U.S. investments in
                                         foreign countries.

                                         Stocks of smaller companies purchased
                                         for this Fund may be more volatile and
                                         less liquid than larger company
                                         stocks. Some of these companies have no
                                         or relatively short operating
Diversified Small Cap Fund               histories, or are newly public
                                         companies, they may have aggressive
                                         capital structures, including high debt
                                         levels or are involved in rapidly
                                         growing or changing industries and/or
                                         new technologies.

                                         Stocks selected for their high dividend
                                         yields for this Fund may be more
                                         sensitive to interest rate changes than
                                         other stocks. The Fund is primarily
Equity Income Fund                       subject to the equity securities risks
                                         described above.

                                         There is no guarantee that securities
                                         selected as "undervalued" will perform
                                         as expected. Stocks of smaller, medium-
                                         sized and foreign companies purchased
Equity Value Fund                        using the value strategy may be more
                                         volatile and less liquid than other
                                         comparable securities.

                                         We select growth stocks based on
                                         prospects for future earnings, which
                                         may not grow as expected. In
                                         addition, at times, the overall market
                                         or the market for value stocks may
Growth Fund                              outperform growth stocks.

                                                        Stock Funds Prospectus 9

Summary of Important Risks
--------------------------------------------------------------------------------


FUND                                     SPECIFIC RISKS

                                         Dividend-producing large company stocks
                                         have experienced unprecedented
                                         appreciation in recent years. There is
                                         no guarantee such performance levels
                                         will continue. Stocks of smaller and
                                         medium-sized companies purchased for
                                         the Fund may be more volatile and less
Growth Equity Fund                       liquid than larger company
                                         stocks. Foreign company stocks involve
                                         special risks, including generally
                                         higher commission rates, political,
                                         social and monetary or diplomatic
                                         developments that could affect
                                         U.S. investments in foreign countries.

                                         We attempt to match as closely as
                                         possible the performance of
Index Fund                               the S&P 500 Index. Therefore, during
                                         periods when the S&P 500 Index is
                                         losing value, your investment will also
                                         lose value.

                                         Foreign company stocks involve special
                                         risks, including generally higher
                                         commission rates, political, social and
                                         monetary or diplomatic developments
                                         that could affect U.S. investments in
                                         foreign countries. Emerging market
                                         countries may experience increased
                                         political instability, and are often
                                         dependent on international trade,
                                         making them more vulnerable to events
                                         in other countries. They may have less
International Fund and                   developed financial systems and
International Equity Fund                volatile currencies and may be more
                                         sensitive than more mature markets to a
                                         variety of economic factors. Emerging
                                         market securities may also be less
                                         liquid than securities of more
                                         developed countries, which may make
                                         them more difficult to sell,
                                         particularly during a market downturn.
                                         Additionally, dispositions of foreign
                                         securities and dividends and interest
                                         payable on those securities may be
                                         subject to foreign taxes.

                                         The Fund is primarily subject to the
                                         equity market risks described in the
                                         Common Risks section above. Dividend-
                                         producing large company stocks have
                                         experienced unprecedented appreciation
                                         in recent years. There is no guarantee
                                         such performance levels will continue.
Large Company Growth Fund                We select growth stocks based on
                                         prospects for future earnings, which
                                         may not grow as expected. In
                                         addition, at times, the overall market
                                         or the market for value stocks may
                                         outperform growth stocks.

10 Stock Funds Prospectus

--------------------------------------------------------------------------------

FUND                                     SPECIFIC RISKS

                                         This Fund may invest in companies that
                                         pay low or no dividends, have smaller
                                         market capitalizations, have less
                                         market liquidity, have no or relatively
                                         short operating histories, or are newly
                                         public companies. Some of these
                                         companies have aggressive capital
                                         structures, including high debt
                                         levels, or are involved in rapidly
                                         growing or changing industries and/or
                                         new technologies. Because the Fund may
                                         invest in such aggressive securities,
                                         share prices may rise and fall more
Small Cap Growth Fund                    than the share prices of other funds.
                                         In addition, our active trading
                                         investment strategy may result in a
                                         higher-than-average portfolio turnover
                                         ratio, increased trading expenses, and
                                         higher short-term capital gains. We
                                         select stocks for this Fund based in
                                         part on their prospects for future
                                         earnings, which may not grow as
                                         expected. In addition, at times, the
                                         overall market or the market for value
                                         stocks may outperform growth stocks.

                                         Stocks of smaller companies purchased
                                         for this Fund may be more volatile and
                                         less liquid than larger company
                                         stocks. Some of these companies have no
                                         or relatively short operating
                                         histories, or are newly public
Small Cap Opportunities Fund             companies, they may have aggressive
                                         Capital Structures, including high debt
                                         levels or are involved in rapidly
                                         growing or changing industries and/or
                                         new technologies.

                                         Stocks of smaller companies purchased
                                         for this Fund may be more volatile and
                                         less liquid than larger company
                                         stocks. Some of these companies have no
                                         or relatively short operating
                                         histories, or are newly public
                                         companies, they may have aggressive
                                         Capital Structures, including high
Small Cap Value Fund                     debt levels or are involved in rapidly
                                         growing or changing industries and/or
                                         new technologies. There is no guarantee
                                         that securities selected as
                                         "undervalued" will perform as expected.

                                         Stocks of the smaller and medium-sized
                                         companies purchased for this Fund may
                                         be more volatile and less liquid than
                                         larger company stocks. We select stocks
                                         for this Fund based in part on their
Small Company Growth Fund                prospects for future earnings, which
                                         may not grow as expected. In addition,
                                         at times, the overall market or the
                                         market for value stocks may outperform
                                         growth stocks.

                                                       Stock Funds Prospectus 11

Performance History
--------------------------------------------------------------------------------

    The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

    The International Equity Fund Institutional Class has been in operation for less than one calendar year, therefore performance information is not shown for this class.

    Please remember that past performance is no guarantee of future results.

    Disciplined Growth Fund Institutional Class Calendar Year Returns (%)*

         1998            16.79


    Best Qtr.: Q4 `98 . 19.17%    Worst Qtr.: Q3 `98 . 13.04%


    *  The Fund's year-to-date performance through September 30, 1999 was 2.52%.

     Average annual total return (%)                                    Since
     for the period ended 12/31/98                        1 year      Inception

     Institutional Class (Incept. 10/15/97)               16.79          9.33

     S&P 500 Index/1/                                     28.58         25.09

     1. S&P 500 is a registered trademark of Standard & Poor's.

12 Stock Funds Prospectus

--------------------------------------------------------------------------------

Diversified Equity Fund Institutional Class Calendar Year Returns (%)*

1989              28.35
1990              -1.38
1991              37.88
1992               4.74
1993              12.14
1994               0.83
1995              30.94
1996              20.43
1997              25.72
1998              22.35

Best Qtr.: Q4 `98 . 19.88%           Worst Qtr.: Q3 `90 . -15.86%

* The Fund's year-to-date performance through September 30, 1999 was 5.01%.

Average annual total return (%)

for the period ended 12/31/98                                1 year               5 years                 10 years

Institutional Class (Incept. 11/11/94)1                       22.35                19.59                    17.47

S&P 500 Index/2/                                              28.58                24.06                    19.21

1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

2. S&P 500 is a registered trademark of Standard and Poor's.

                                                       Stock Funds Prospectus 13

Performance History
--------------------------------------------------------------------------------


     Diversified Small Cap Fund Institutional Class Calendar Year Returns (%)*

     1998         -8.60


     Best Qtr.: Q4 `98 . 14.68%    Worst Qtr.: Q3 `98 . -23.73%


     *The Fund's year-to-date performance through September 30, 1999 was -1.31%.

      Average annual total return (%)
                                                                   Since
      for the period ended 12/31/98                 1 year       Inception
      Institutional Class (Incept.12/31/97)         -8.60         -8.60
      Russell 2000 Index                            -2.55         -2.55


14 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Equity Income Fund Institutional Class Calendar Year Returns(%)*

     1990        1.30
     1991       28.76
     1992        5.51
     1993        7.63
     1994        4.64
     1995       38.43
     1996       20.25
     1997       28.04
     1998       17.85

     Best Qtr.: Q4 `98 . 15.68%        Worst Qtr.: Q3 `93 . -10.74%

     *The Fund's year-to-date performance through September 30, 1999 was 4.38%.

     Average annual total return (%)
                                                                             Since
     for the period ended 12/31/98                      1 year   5 years   Inception/3/
     Institutional Class (Incept.11/11/94)/1/           17.85    21.32         17.21
     S&P 500 Index/2/                                   28.58    24.06         18.89

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard and Poor's.
     3. March 31, 1989.

                                                       Stock Funds Prospectus 15

Performance History
--------------------------------------------------------------------------------

     Equity Value Fund Institutional Class Calendar Year Returns (%)*

     1991       20.79
     1992       10.54
     1993       25.82
     1994       -1.71
     1995       24.37
     1996       26.69
     1997       27.46
     1998        6.84

     Best Qtr.: Q2 `97 . 15.19%    Worst Qtr.: Q3 '90 . -15.20%

     *The Fund's year-to-date performance through September 30, 1999 was -8.30%.

     Average annual total return (%)
                                                                            Since
     for the period ended 12/31/98               1 year     5 years      Inception/3/
     Institutional Class (Incept.10/1/95)/1/      6.84       16.10           15.07
     S&P 500 Index/2/                            28.58       24.06           18.61

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. July 2, 1990.

16 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Fund Institutional Class Calendar Year Returns (%)*

     1991       24.78
     1992       13.44
     1993        8.44
     1994       -0.29
     1995       28.90
     1996       21.48
     1997       19.31
     1998       29.24

     Best Qtr.: Q2 `97 . 13.78%     Worst Qtr.: Q3 `98 . -10.70%

     *The Fund's year-to-date performance through September 30, 1999 was 5.08%.

     Average annual total return (%)
                                                                           Since
     for the period ended 12/31/98                1 year    5 years    Inception/3/
     Institutional Class (Incept.10/1/95)/1/       29.24     19.21         17.20
     S&P 500 Index/2/                              28.58     24.06         18.84

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. August 2, 1990.

                                                       Stock Funds Prospectus 17

Performance History
--------------------------------------------------------------------------------


     Growth Equity Fund Institutional Class Calendar Year Returns (%)*

     1990       -1.36
     1991       46.72
     1992        5.06
     1993       19.75
     1994       -1.38
     1995       24.87
     1996       18.78
     1997       20.09
     1998       16.50

     Best Qtr.: Q1 `91 . 20.28%    Worst Qtr.: Q3 `90 . -20.14%

     *The Fund's year-to-date performance through September 30, 1999 was 4.61%.

     Average annual total return (%)
                                                                           Since
     for the period ended 12/31/98                1 year    5 years     Inception/3/
     Institutional Class (Incept.11/11/94)/1/      16.50     15.40          16.16
     S&P 500 Index/2/                              28.58     24.06          18.44

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. April 30, 1989.

18 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Index Fund Institutional Class Calendar Year Returns (%)*

     1989       30.47
     1990       -3.70
     1991       30.00
     1992        7.77
     1993        8.95
     1994        1.11
     1995       36.00
     1996       22.26
     1997       33.18
     1998       28.33

     Best Qtr.: Q4 `98 . 21.32%     Worst Qtr.: Q3 `90 . -13.86%

     *The Fund's year-to-date performance through September 30, 1999 was 5.09%.

     Average annual total return (%)
     for the period ended 12/31/98                     1 year    5 years   10 years
     Institutional Class (Incept.11/11/94)/1/           28.33     23.50      18.61
     S&P 500 Index/2/                                   28.58     24.06      19.21

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 19

Performance History
--------------------------------------------------------------------------------

     International Fund Institutional Class Calendar Year Returns (%)*

     1989           22.57
     1990          -11.27
     1991            4.72
     1992           -4.05
     1993           45.24
     1994            0.74
     1995           11.79
     1996            9.63
     1997            3.06
     1998           12.60

     Best Qtr.: Q3 `95 . 18.00%    Worst Qtr.: Q3 `90 . -19.69%

     *The Fund's year-to-date performance through September 30, 1999 was 6.44%.

          Average annual total return (%)
          for the period ended 12/31/98                1 year    5 years  10 years
          Institutional Class (Incept.11/11/94)/1/      12.60     7.46      8.56
          MSCI/EAFE Index/2/                            20.00     9.19      5.54


     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.  Morgan Stanley Capital International/Europe, Asia, Far East Index.

20   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns (%)*

     1989           27.05
     1990            3.43
     1991           67.04
     1992            1.85
     1993           -0.36
     1994           -1.07
     1995           29.24
     1996           25.11
     1997           33.35
     1998           48.01

     Best Qtr.: Q4 `98 . 31.64%    Worst Qtr.: Q3 `93 . -17.49%

     *    The Fund's year-to-date performance through September 30, 1999 was
          6.56%.

          Average annual total return (%)
          for the period ended 12/31/98              1 year  5 years   10 years
          Institutional Class (Incept.11/11/94)/1/    48.01   25.85      21.54
          S&P 500 Index/2/                            28.58   24.06      19.21

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.  S&P 500 is a registered trademark of Standard & Poor's.

                                                       Stock Funds Prospectus 21

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Institutional Class Calendar Year Returns (%)*

     1995            69.6
     1996           23.45
     1997           11.57
     1998           -5.39

     Best Qtr.: Q2 `97 . 24.71%    Worst Qtr.: Q3 `98 . -26.35%

     * The Small Cap Growth Fund's year-to-date performance through September 30, 1999 was 34.58%.

          Average annual total return (%)
                                                                    Since
          for the period ended 12/31/98                1 year    Inception/2/
          Institutional Class (Incept.9/1/96)/1/       -5.39        22.56
          Russell 2000 Index                           -2.55        10.60

     1. Performance shown for periods prior to September 16, 1996 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.  November 1, 1994.

22   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Institutional Class Calendar Year Returns(%)*

     1994           4.45
     1995          49.08
     1996          22.63
     1997          27.42
     1998          -9.36

     Best Qtr.: Q2 `97 . 18.65%    Worst Qtr.: Q3 `98 . 23.27%

     *    The Fund's year-to-date performance through September 30, 1999 was
          1.18%.

     Average annual total return (%)
                                                                       Since
     for the period ended 12/31/98              1 year    5 years   Inception/2/
     Institutional Class (Incept.8/15/96)/1/     -9.36     17.14       18.17
     Russell 2000 Index                          -2.55     11.87       12.87

     1. Performance shown for periods prior to the inception of this Class reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and adjusted to reflect the fees and expenses of this Class.
     2.  August 1, 1993.

                                                       Stock Funds Prospectus 23

Performance History
--------------------------------------------------------------------------------

     Small Cap Value Fund Institutional Class Calendar Year Returns (%)*

     1998           -5.53

     Best Qtr.: Q4 `98 . 16.78%    Worst Qtr.: Q3 `98 . -25.94%

     *The Fund's year-to-date performance through September 30, 1999 was -2.07%.

          Average annual total return (%)
                                                                   Since
          for the period ended 12/31/98                1 year    Inception
          Institutional Class (Incept.10/15/97)        -5.53       -10.86
          Russell 2000 Index                           -2.55        -4.68

24   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Company Growth Fund Institutional Class Calendar Year Returns (%)*

     1989           32.05
     1990            2.75
     1991           72.43
     1992           17.02
     1993           22.14
     1994           -3.44
     1995           39.48
     1996           19.82
     1997           22.16
     1998           -9.11

     Best Qtr.: Q1 `91 . 30.61%    Worst Qtr.: Q3 `98 . -24.63%

     *    The Fund's year-to-date performance through September 30, 1999 was
          0.52%.

          Average annual total return (%)
          for the period ended 12/31/98                1 year  5 years  10 years
          Institutional Class (Incept.11/11/94)/1/     -9.11    12.37     19.61
          Russell 2000 Index                           -2.55    11.87     12.87

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

                                                       Stock Funds Prospectus 25

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

-------------------------------------------------------------------------------------------------------
                                                                                             All Funds
-------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                                             None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                              None
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------
                                                              Disciplined   Diversified     Diversified
                                                              Growth Fund   Equity Fund   Small Cap Fund
--------------------------------------------------------------------------------------------------------
  Management Fees                                                0.75%         0.87%           0.99%
  Distribution (12b-1) Fees                                      0.00%         0.00%           0.00%
  Other Expenses/1/                                              0.39%         0.26%           0.47%
--------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                           1.14%         1.13%           1.46%
--------------------------------------------------------------------------------------------------------
  Fee Waivers/2/                                                 0.14%         0.13%           0.26%
--------------------------------------------------------------------------------------------------------
  NET EXPENSES                                                   1.00%         1.00%           1.20%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              International  International  Large Company
                                                                  Fund        Equity Fund    Growth Fund
----------------------------------------------------------------------------------------------------------
  Management Fees                                                1.00%          1.20%           0.75%
  Distribution (12b-1) Fees                                      0.00%          0.00%           0.00%
  Other Expenses/1/                                              0.52%          0.31%           0.26%
----------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                           1.52%          1.51%           1.01%
----------------------------------------------------------------------------------------------------------
  Fee Waivers/2/                                                 0.02%          0.01%           0.01%
----------------------------------------------------------------------------------------------------------
  NET EXPENSES                                                   1.50%          1.50%           1.00%
----------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization (two years for the Equity Income Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.


26  Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

---------------------------------------------------------
  Equity         Equity     Growth      Growth     Index
Income Fund    Value Fund    Fund    Equity Fund    Fund
---------------------------------------------------------
   0.75%          0.75%     0.75%       1.07%      0.15%
   0.00%          0.00%     0.00%       0.00%      0.00%
   0.26%          0.27%     0.26%       0.26%      0.25%
---------------------------------------------------------
   1.01%          1.02%     1.01%       1.33%      0.40%
---------------------------------------------------------
   0.16%          0.02%     0.01%       0.08%      0.15%
---------------------------------------------------------
   0.85%          1.00%     1.00%       1.25%      0.25%
---------------------------------------------------------

-------------------------------------------------------------
 Small Cap      Small Cap       Small Cap      Small Company
Growth Fund   Opportunities     Value Fund      Growth Fund
-------------------------------------------------------------
   0.90%          0.90%            0.90%           0.90%
   0.00%          0.00%            0.00%           0.00%
   0.47%          0.46%            0.71%           0.36%
-------------------------------------------------------------
   1.37%          1.36%            1.61%           1.26%
-------------------------------------------------------------
   0.17%          0.11%            0.36%           0.01%
-------------------------------------------------------------
   1.20%          1.25%            1.25%           1.25%
-------------------------------------------------------------

                                                      Stock Funds Prospectus  27

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------------------
               Disciplined    Diversified   Diversified Small       Equity        Equity
               Growth Fund    Equity Fund       Cap Fund         Income Fund    Value Fund
               -----------------------------------------------------------------------------
 1 YEAR          $   102        $   102          $   122          $    87        $   102
 3 YEARS         $   348        $   346          $   436          $   289        $   323
 5 YEARS         $   614        $   610          $   773          $   526        $   561
10 YEARS         $ 1,374        $ 1,363          $ 1,724          $ 1,206        $ 1,246
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                  Growth         Growth           Index         International  International
                   Fund       Equity Fund          Fund              Fund       Equity Fund
               -----------------------------------------------------------------------------
 1 YEAR          $   102        $   127          $    26          $   153        $   153
 3 YEARS         $   321        $   414          $   113          $   478        $   476
 5 YEARS         $   557        $   721          $   209          $   827        $   823
10 YEARS         $ 1,235        $ 1,594          $   491          $ 1,811        $ 1,801
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                Small Cap       Small Cap
               Large Company     Growth       Opportunities        Small Cap   Small Company
                Growth Fund       Fund            Fund            Value Fund    Growth Fund
               -----------------------------------------------------------------------------
 1 YEAR          $   102        $   122          $   127          $   127        $   127
 3 YEARS         $   321        $   417          $   420          $   473        $   399
 5 YEARS         $   557        $   734          $   734          $   842        $   691
10 YEARS         $ 1,235        $ 1,632          $ 1,626          $ 1,881        $ 1,522
--------------------------------------------------------------------------------------------

28   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                       Stock Funds Prospectus 29

Disciplined Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Disciplined Growth Fund seeks capital appreciation by investing primarily in common stocks of larger companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and Investment Strategies.

     The Fund seeks higher long-term returns by investing primarily in the common stock of companies that, in the view of the Advisor, possess above average potential for growth. The Fund invests in companies with average market capitalizations greater than $5 billion.

     The Fund seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the Advisor uses both quantitative and fundamental analysis. The Advisor may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The Advisor uses a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals identified by the Advisor. In addition to approximately equal weighting of portfolio securities, the Adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the "Common Risks" section.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

30 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

FOR A SHARE OUTSTANDING

                                                      INSTITUTIONAL SHARES--COMMENCED
                                                      ON OCTOBER 15, 1997
                                                      --------------------------------

                                                            May 31,         May 31,
                                                             1999            1998
                                                      --------------------------------
For the period ended:                                     $ 10.44        $  10.00

Net asset value, beginning of period
                                                            (0.01)           0.01
Income from investment operations:
  Net investment income (loss)                               0.98            0.44
  Net realized and unrealized gain (loss)
    on investments                                           0.97            0.45

Total from investment operations
                                                             0.00           (0.01)
Less distributions:                                          0.00            0.00
  Dividends from net investment income
  Distributions from net realized gain                       0.00           (0.01)

Total from distributions                                  $ 11.41        $  10.44

Net asset value, end of period                               9.29%           4.50%

Total return (not annualized)/1/
                                                          $54,307        $ 12,325
Ratios/supplemental data:
  Net assets, end of period (000s)
                                                            (0.14%)          0.14%
Ratios to average net assets:
  Ratio of expenses to average net assets/2/                 1.25%           1.25%
  Ratio of net investment income (loss) to
    average net assets/2/                                   90.39%          68.08%/4/

Portfolio turnover/3/
                                                             1.45%           2.44%
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed expen      (0.34%)         (1.05%)
--------------------------------------------------------------------------------

/1/ Total return would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/4/ The Portfolio in which the Fund invests had a different period of operations than the Fund. The period of operations was October 15, 1997 to May 31, 1998.

                                                       Stock Funds Prospectus 31

Diversified Equity Fund
-------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 10 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in equity securities by combining 5 different equity investment styles--an index style, an income equity style, a large company style, a diversified small cap style, and an international style for the Fund's investments. We allocate the assets dedicated to large company investments to 2 Portfolios, and the assets allocated to small company investments to 4 Portfolios. Because we blend 5 equity investment styles for the Diversified Equity Fund, we anticipate that its price and return volatility will be less than that of the Growth Equity Fund, which blends 3 equity investment styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations were as follows:

     Investment Style/Portfolios                  Allocation
     Index Portfolio                                  25%
     Income Equity Portfolio                          25%
     Large Company Style                              25%
        Large Company Growth Portfolio                20%
        Disciplined Growth Portfolio                   5%
     Diversified Small Cap Style                      10%
        Small Cap Index Portfolio                    2.5%
        Small Company Growth Portfolio               2.5%
        Small Company Value Portfolio                2.5%
        Small Cap Value Portfolio                    2.5%
     International Style                              15%
        International Portfolio                    11.25%
        International Equity Portfolio              3.75%
     TOTAL FUND ASSETS                               100%

32 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 90 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 92 for the professional summaries for these managers.

     Core Portfolio              Sub-Advisor      Portfolio Manager(s)
     Index                       WCM              David D. Sylvester and
                                                  Laurie R. White

     Equity Income               WCM              David L. Roberts, CFA and
                                                  Gary J. Dunn, CFA

     Large Company Growth        Peregrine        John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA

     Disciplined Growth          Smith            Stephen S. Smith, CFA

     Small Cap Index             WCM              David D. Sylvester and
                                                  Laurie R. White

     Small Company Growth        Peregrine        Robert B. Mersky, CFA and
                                                  Paul E. von Kuster, CFA

     Small Company Value         Peregrine        Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA

     Small Cap Value             Smith            Stephen S. Smith, CFA

     International               Schroders        Michael Perelstein

     International Equity        WCM              Katherine Schapiro, CFA and
                                                  Stacey Ho, CFA
     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of foreign companies purchased by this Fund may be subject to political and economic instability. Also, stocks of the smaller and medium-sized companies purchased for this Fund may be more volatile and less liquid than larger company stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 33

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund`s financial statements, is available upon request in the Fund`s annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                            ------------------------------------------------------------------
                                                                May 31,      May 31,       May 31,      May 31,    Oct. 31,
For the period ended:                                            1999         1998          1997        1996       1995
                                                            ------------------------------------------------------------------
Net asset value, beginning of period                        $     43.06    $    36.50   $     30.55   $   27.53  $   22.21

Income from investment operations:
  Net investment income (loss)                                     0.22          0.22          0.25        0.16       0.22
  Net realized and unrealized gain (loss)
   on investments                                                  6.15          8.94          6.05        4.25       5.10

Total from investment operations                                   6.37          9.16          6.30        4.41       5.32

Less distributions:
  Dividends from net investment income                            (0.20)        (0.27)        (0.16)      (0.42)      0.00
  Distributions from net realized gain                            (0.98)        (2.33)        (0.19)      (0.97)      0.00

Total from distributions                                          (1.18)        (2.60)        (0.35)      (1.39)      0.00

Net asset value, end of period                              $     48.25    $    43.06    $    36.50   $   30.55  $   27.23

Total return (not annualized)/2/                                  15.08%        26.12%        20.76%      16.38%     23.95%

Ratios/supplemental data:
  Net assets, end of period (000s)                          $ 1,629,191    $1,520,343    $1,212,565   $ 907,223  $ 711,111

Ratios to average net assets (annualized)/2/:
  Ratio to expenses to average net assets                          1.00%/1/      1.00%/1/      1.02%/1/    1.06%/1/   1.09%/1/
  Ratio of net investment income to
   average net assets                                              0.47%/1/      0.60%/1/      0.79%/1/    1.00%/1/   1.01%/1/

Portfolio turnover                                                  N/A/3/        N/A/3/      48.08%       5.76%     10.33%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/4/                                         1.17%/1/      1.13%/1/      1.31%/1/    1.30%/1/   1.37%/1/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                             0.30%/1/      0.47%/1/      0.50%/1/    0.76%/1/   0.73%/1/
------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

34 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund.

     The Fund invests in several different small capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. The Fund currently invests in 4 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect the transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Funds also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                       Allocation
     Small Cap Index Portfolio                            25%
     Small Company Growth Portfolio                       25%
     Small Company Value Portfolio                        25%
     Small Cap Value Portfolio                            25%
     TOTAL FUND ASSETS                                   100%

36 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 90 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 92 for the professional summaries for these managers.

       Core Portfolio               Sub-Advisor      Portfolio Manager(s)

       Small Cap Index              WCM              David D. Sylvester and
                                                     Laurie R. White

       Small Company Growth         Peregrine        Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA

       Small Company Value          Peregrine        Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

       Small Cap Value              Smith            Stephen S. Smith, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks of smaller companies purchased for the Fund may be more volatile and less liquid than larger company stocks. Also, short term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make the prices of these securities fall more in response to selling pressure. Growth style stocks are selected in part based on their prospects for future earnings, and may not grow as expected. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.


                                                       Stock Funds Prospectus 37

Diversified Small Cap Fund                                  Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                         INSTITUTIONAL CLASS SHARES--
                                                                         COMMENCED ON DECEMBER 31, 1997
                                                                       ---------------------------------------
                                                                           May 31,                May 31,
For the period ended:                                                       1999                    1998
                                                                       ---------------------------------------
Net asset value, beginning of period                                     $   10.52              $   10.00

Income from investment operations:
  Net investment income (loss)                                                0.00                   0.00
  Net realized and unrealized gain (loss) on investments                     (1.53)                  0.52

Total from investment operations                                             (1.53)                  0.52

Less distributions:
  Dividends from net investment income                                        0.00                   0.00
  Distributions from net realized gain                                        0.00                   0.00

Total from distributions                                                      0.00                   0.00

Net asset value, end of period                                           $    8.99              $   10.52

Total return (not annualized)/3/                                            (14.54%)                 5.20%

Ratios/supplemental data:
  Net assets, end of period (000s)                                       $  60,261              $  12,551

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     1.20%/1/               1.21%/1/
  Ratio of net investment income (loss) to average net assets                (0.05%)/1/              0.25%/1/

Portfolio turnover                                                             N/A/2/                 N/A/2/

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)/4/                                         1.65%/1/               2.65%/1/

Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses (annualized)                           (0.50%)/1/             (1.19%)/1/
-------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

38 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. We primarily emphasize investments in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in income-producing equity securities; and

     . in issues of companies with market capitalization greater than the median of the Russell 1000 Index (as of March 31, 1999, this median was approximately $3.7 billion; the median is expected to change frequently).

     We may invest in preferred stocks, convertible securities, and securities of foreign companies. We will normally limit our investment in a single issuer to 10% or less of our total assets. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Stocks selected for their high dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

40 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON NOVEMBER 11, 1994
                                                      -----------------------------------------------------------------------
                                                         May 31,        May 31,       May 31,     May 31,       Oct. 31,
For the period ended:                                     1999           1998          1997        1996          1995
                                                      -----------------------------------------------------------------------
Net asset value, beginning of period                  $    41.18      $    33.16      $  27.56     $  24.02     $  18.90

Income from investment operations:
  Net investment income (loss)                              0.51            0.52          0.56         0.29         0.46
  Net realized and unrealized gain (loss)
   on investments                                           5.45            8.76          5.55         4.02         4.66

Total from investment operations                            5.96            9.28          6.11         4.31         5.12

Less distributions:
  Dividends from net investment income                     (0.53)          (0.54)        (0.51)       (0.69)        0.00
  Distributions from net realized gains                    (0.26)          (0.72)         0.00        (0.08)        0.00

Total from distributions                                   (0.79)          (1.26)        (0.51)       (0.77)        0.00

Net asset value, end of period                        $    46.35      $    41.18      $  33.16     $  27.56     $  24.02

Total return (not annualized)/2/                           14.75%          28.61%        22.40%       18.14%       27.09%

Ratios/supplemental data:
  Net assets, end of period (000s)                    $1,519,541      $1,214,385      $425,197     $230,831     $ 49,000

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   0.85%/1/        0.85%/1/      0.85%        0.86%        0.85%
  Ratio of net investment income (loss) to
   average net assets                                       1.23%/1/        1.43%/1/      1.97%        2.72%        2.51%

Portfolio turnover                                          3.21%/3/        3.46%/3/      4.76%        0.69%        7.03%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/4/                                  0.89%/1/        0.86%/1/      0.90%        1.13%        1.12%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                      1.19%/1/        1.42%/1/      1.92%        2.45%        2.24%
-----------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                       Stock Funds Prospectus 41

Equity Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Allen Wisniewski, CFA; Gregg Giboney, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Value Fund seeks to provide investors with long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

     . in debt instruments that may be converted into the common stock of both
       U.S. and foreign companies; and

     . up to 25% of our assets in foreign companies through American Depositary
       Receipts and similar instruments.

     We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders. During such periods, the Fund may not achieve its objective of long term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks of smaller, medium-sized and foreign companies purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

42 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                      INSTITUTIONAL CLASS SHARES--COMMENCED
                                                      ON OCTOBER 1, 1995
                                                      -------------------------------------------------------
                                                      (Unaudited)
                                                        Mar. 31,  Sept. 30,   Mar. 31,   Mar. 31,    Sept. 30,
For the period ended:                                    1999      1998        1998       1997        1996
                                                      -------------------------------------------------------
Net asset value, beginning of period                  $  14.92   $  18.15    $  14.43   $  12.65   $  13.27

Income from investment operations:
  Net investment income (loss)                            0.09       0.10        0.20       0.09       0.22
  Net realized and unrealized
   gain (loss) on investments                             1.43      (3.23)       5.58       1.89       1.61

Total from investment operations                          1.52      (3.13)       5.78       1.98       1.83

Less distributions:
  Dividends from net investment income                   (0.09)     (0.10)      (0.20)     (0.08)     (0.23)
  Distributions from net realized gain                   (1.26)      0.00       (1.86)     (0.12)     (2.22)

Total from distributions                                 (1.35)     (0.10)      (2.06)     (0.20)     (2.45)

Net asset value, end of period                        $  15.09   $  14.92    $  18.15   $  14.43   $  12.65

Total return (not annualized)                            10.22%    (17.26%)     42.02%     15.73%     14.58%

Ratios/supplemental data:
  Net assets, end of period (000s)                    $160,440   $166,616    $228,452   $193,161   $206,620

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 1.06%      0.97%       0.95%      0.95%      0.87%
  Ratio of net investment income (loss)
   to average net assets                                  1.12%      1.17%       1.18%      1.25%      1.69%

Portfolio turnover                                          36%        23%         50%        45%        91%

Ratio of expenses to average net
  assets prior to waived fees and                         1.10%      0.97%       0.98%      0.99%      0.92%
  reimbursed expenses (annualized)

Ratio of net investment income (loss)
  to average net assets prior to waived                   1.08%      1.17%       1.15%      1.21%      1.64%
  reimbursed expenses (annualized)
-------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its Investment Advisor during this fiscal year.

                                                       Stock Funds Prospectus 43

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Kelli Hill

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth. We focus our investment strategy on larger capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;

     . the majority of total assets in issues of companies with market capitalization that falls within, but towards the higher end of, the range of the Russell 1000 Index, an index comprised of the 1,000 largest U.S. companies based on total market capitalization, that is considered a mid-capitalization index (As of March 31, 1999, this range was from $20 million to $452 billion. The range is expected to change frequently.); and

     . up to 25% of total assets in foreign companies through American Depositary Receipts ("ADRs") and similar instruments.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------
     Important Risk Factors
     This Fund is primarily subject to the risks associated with equity securities, including foreign equity and mid-capitalization equity securities, described under Common Risks in the "Summary of Important Risks" section. The advisor selects growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.


44 Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING


                                                          INSTITUTIONAL CLASS SHARES--COMMENCED
                                                          ON SEPTEMBER 6, 1996
                                                          ------------------------------------------------------
                                                           (Unaudited)
                                                            Mar. 31,   Sept. 30,  Mar. 31,  Mar. 31,  Sept. 30,
For the period ended:                                         1999        1998       1998      1997      1996
                                                          ------------------------------------------------------
Net asset value, beginning of period                        $ 24.01    $ 25.91    $ 22.52   $ 21.01    $ 20.03

Income from investment operations:
  Net investment income (loss)                                 0.02       0.07       0.17      0.09       0.02
  Net realized and unrealized
    gain (loss) on investments                                 6.71      (1.90)      7.25      1.57       0.97

Total from investment operations                               6.73      (1.83)      7.42      1.66       0.99

Less distributions:
  Dividends from net investment income                        (0.02)     (0.07)     (0.17)    (0.09)     (0.01)
  Dividends from net realized gain                            (3.85)      0.00      (3.86)    (0.06)      0.00

Total from distributions                                      (3.87)     (0.07)     (4.03)    (0.15)     (0.01)

Net asset value, end of period                              $ 26.87    $ 24.01    $ 25.91   $ 22.52    $ 21.01

Total return (not annualized)                                 30.00%     (7.10%)    34.86%     7.92%      3.41%

Ratios/supplemental data:
  Net assets, end Of period (000s)                          $18,126    $14,355    $18,180   $19,719    $18,508

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                      1.00%      1.02%      0.99%     1.01%      0.96%
  Ratio of net investment income (loss)
    to average net assets                                      0.18%      0.48%      0.65%     0.78%      1.27%

Portfolio turnover                                               17%        18%       137%       40%        83%

Ratio of expenses to average net
  assets prior to waived fees and                              1.01%      1.04%       N/A       N/A        N/A
  reimbursed expenses (annualized)

Ratio of net investment income (loss)
  to average net assets prior to waived                        0.17%      0.46%       N/A       N/A        N/A
  reimbursed expenses (annualized)
----------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30. /2/ The Fund changed its fiscal year-end from September 30 to March 31.

                                                       Stock Funds Prospectus 45

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. The Fund currently invests in 7 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests primarily in equity securities by combining 3 different equity investment styles--a large company growth style, a diversified small cap style, and an international style. The Fund allocates the assets dedicated to small company investments to 4 Portfolios. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of the Diversified Equity Fund, which blends 5 equity styles.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a high level of long-term capital appreciation with moderate annual return volatility.

     ---------------------------------------------------------------------------


     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                        Allocation
     Large Company Growth Portfolio                         35%
     Diversified Small Cap Style                            35%
       Small Cap Index Portfolio                          8.75%
       Small Company Growth Portfolio                     8.75%
       Small Company Value Portfolio                      8.75%
       Small Cap Value Portfolio                          8.75%
     International Style                                    30%
       International Portfolio                            22.5%
       International Equity Portfolio                      7.5%
     TOTAL FUND ASSETS                                     100%

46 Stock Funds Prospectus

--------------------------------------------------------------------------------


     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 90 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 92 for the professional summaries for these managers.

     Core Portfolio               Sub-Advisor        Portfolio Manager(s)
     Large Company Growth         Peregrine          John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA

     Small Cap Index              WCM                David D. Sylvester and
                                                     Laurie R. White

     Small Company Growth         Peregrine          Robert B. Mersky, CFA and
                                                     Paul E. von Kuster, CFA

     Small Company Value          Peregrine          Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA

     Small Cap Value              Smith              Stephen S. Smith, CFA

     International                Schroders          Michael Perelstein

     International Equity         WCM                Katherine Schapiro, CFA and
                                                     Stacy Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the equity market risks described in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 47

Growth Equity Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                       INSTITUTIONAL CLASS SHARES--COMMENCED
                                                       ON NOVEMBER 11, 1994
                                                      ----------------------------------------------------------------------------
                                                       May 31,           May 31,      May 31,       May 31,        Oct. 31,
For the period ended:                                   1999              1998          1997          1996           1995
                                                      ----------------------------------------------------------------------------
Net asset value, beginning of period                  $  35.72      $    32.48       $   29.08      $  26.97       $  22.28

Income from investment operations:
  Net investment income (loss)                           (0.03)          (0.04)          (0.02)         0.00          (0.02)
  Net realized and unrealized gain (loss)
    on investments                                        2.58            6.86            4.05          4.09           4.71

Total from investment operations                          2.55            6.82            4.03          4.09           4.69

Less distributions:
  Dividends from net investment income                   (0.03)          (0.04)          (0.04)        (0.12)          0.00
  Distributions from net realized gain                   (2.07)          (3.54)          (0.59)        (1.86)          0.00

Total from distributions                                 (2.10)          (3.58)          (0.63)        (1.98)          0.00

Net asset value, end of period                        $  36.17      $    35.72       $   32.48      $  29.08       $  26.97

Total return (not annualized)/3/                          7.60%          22.52%          14.11%        15.83%         21.10%

Ratios/supplemental data:
  Net assets, end of period (000s)                    $920,586      $1,033,251       $ 895,420      $735,728       $564,004

Ratios to average net assets (annualized):
  Ratio to expenses to average net assets                 1.25%/1/        1.25%/1/        1.30%/1/      1.35%/1/       1.38%/1/
  Ratio of net investment income (loss)
    to average net assets                                (0.08%)/1/      (0.11%)/1/      (0.09%)/1/     0.01%/1/      (0.11%)/1/

Portfolio turnover                                         N/A/2/           N/A/2/        9.06%         7.39%          8.90%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/4/                                1.38%/1/        1.35%/1/        1.84%/1/      1.85%/1/       1.92%/1/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                   (0.21%)/1/      (0.21%)/1/      (0.63%)/1/    (0.49%)/1/     (0.65%)/1/
----------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

48 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David D. Sylvester; Laurie R. White

     ---------------------------------------------------------------------------

     Investment Objective
     The Index Fund seeks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest rate swaps and index swaps.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of replicating the total rate of return of the S&P 500 Index.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We attempt to replicate the performance of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

50   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                       INSTITUTIONAL CLASS SHARES--COMMENCED
                                                       ON NOVEMBER 11, 1994
                                                       -------------------------------------------------------------------
                                                          May 31,        May 31,       May 31,      May 31,     Oct. 31,
For the period ended:                                      1999           1998          1997         1996        1995
                                                       -------------------------------------------------------------------
Net asset value, beginning of period                   $     46.36     $   39.49      $   31.49    $   27.67   $   21.80

Income from investment operations:
  Net investment income (loss)                                0.57          0.58           0.49         0.36        0.45
  Net realized and unrealized gain (loss)
    on investments                                            8.87         10.74           8.50         4.08        5.42

Total from investment operations                              9.44         11.32           8.99         4.44        5.87

Less distributions:
  Dividends from net investment income                       (0.57)        (0.65)         (0.48)       (0.43)       0.00
  Distributions from net realized gain                       (0.40)        (3.80)         (0.51)       (0.19)       0.00

Total from distributions                                     (0.97)        (4.45)         (0.99)       (0.62)       0.00

Net asset value, end of period                         $     54.83     $   46.36     $    39.49    $   31.49   $   27.67

Total return (not annualized)/2/                             20.57%        30.32%         29.02%       16.27%      26.93%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $ 1,154,289     $ 784,205     $  513,134    $ 249,644   $ 186,197

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                     0.25%/1/      0.25%/1/       0.25%        0.31%       0.50%
  Ratio of net investment income (loss)
    to average net assets                                     1.28%/1/      1.53%/1/       2.10%        2.25%       2.12%

Portfolio turnover                                            3.55%/3/      6.68%/3/      24.17%        9.12%      14.48%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/4/                                    0.55%/1/      0.58%/1/       0.56%        0.57%       0.64%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                        0.98%/1/      1.20%/1/       1.79%        1.99%       1.98%
--------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                      Stock Funds Prospectus  51

International Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael Perelstein

     ---------------------------------------------------------------------------

     Investment Objective
     The International Fund seeks long-term capital appreciation by investing in high-quality companies based outside the United States.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     ---------------------------------------------------------------------------

     Permitted Investments
     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

52   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                       INSTITUTIONAL CLASS SHARES--COMMENCED
                                                       ON NOVEMBER 11, 1994
                                                       -------------------------------------------------------------------------
                                                          May 31,        May 31,       May 31,       May 31,       Oct. 31,
For the period ended:                                      1999           1998          1997          1996          1995
                                                       -------------------------------------------------------------------------
Net asset value, beginning of period                   $    23.85      $    21.67      $   19.84     $   17.99     $   17.28

Income from investment operations:
  Net investment income (loss)                               0.10            0.09           0.09          0.14          0.09
  Net realized and unrealized gain (loss)
    on investments                                          (0.48)           2.29           1.94          2.04          0.62

Total from investment operations                            (0.38)           2.38           2.03          2.18          0.71

Less distributions:
  Dividends from net investment income                      (0.21)          (0.20)         (0.20)        (0.33)         0.00
  Distributions from net realized gain                      (0.46)           0.00           0.00          0.00          0.00

Total from distributions                                    (0.67)          (0.20)         (0.20)        (0.33)         0.00

Net asset value, end of period                         $    22.80      $    23.85      $   21.67     $   19.84     $   17.99

Total return (not annualized)/5/                            (1.32%)         11.19%         10.27%        12.31%         4.11%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $  271,240      $  279,667      $ 228,552     $ 143,643     $  91,401

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                    1.50%/1/        1.47%/1/       1.43%/1/      1.50%/1/      1.50%/1/
  Ratio of net investment income (loss)
    to average net assets                                    0.44%/1/        0.45%/1/       0.40%/1/      0.60%/1/      0.54%/1/

Portfolio turnover/3/                                         N/A/2/          N/A/2/       48.23%        14.12%        29.41%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/4/                                   1.61%/1/        1.50%/1/       1.44%/1/      1.52%/1/      1.66%/1/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                       0.33%/1/        0.42%/1/       0.39%/1/      0.58%/1/      0.38%/1/
--------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/5/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                     Stock Funds Prospectus   53

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Katherine Schapiro, CFA; Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of equity securities of companies based in developed non-U.S. countries and in emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of total assets in equity securities of companies located or operating outside the U.S.;

     .    in a minimum of five countries exclusive of the U.S.;

     .    up to 50% of total assets in any one country;

     .    up to 25% of total assets in emerging markets;

     . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

     . in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, American Depositary Receipts ("ADRs"), Government Depositary Receipts ("GDRs") (and similar instruments) and shares of other mutual funds.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of total return, with an emphasis on capital appreciation.

54   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed here. They are all important to your investment choice.

                                                     Stock Funds Prospectus   55

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that the Advisor believes have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We consider "large" companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which, as of March 31, 1999, was approximately $3.7 billion, and is expected to change frequently. In selecting securities for the Fund, we seek issuers whose stock is attractively valued with fundamental characteristics that are significantly better than the market average and that support internal earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest up to 20% of the Fund's total assets in the securities of foreign companies and may hedge against currency risk by using foreign currency forward contracts. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.

56  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                              INSTITUTIONAL CLASS SHARES--COME
                                              ON NOVEMBER 11, 1994
                                             -------------------------------------------------------------------------
                                              May 31,          May 31,      May 31,        May 31,         Oct. 31,
For the period ended:                          1999             1998         1997           1996             1995
                                             -------------------------------------------------------------------------
Net asset value, beginning of period         $  39.94       $  32.63       $  26.97       $  23.59        $   18.50

Income from investment operations:
  Net investment income (loss)                  (0.17)         (0.11)         (0.03)         (0.04)           (0.05)
  Net realized and unrealized gain (loss)
    on investments                              15.95          10.20           5.91           3.64             5.14

Total from investment operations                15.78          10.09           5.88           3.60             5.09

Less distributions:
  Dividends from net investment income           0.00           0.00           0.00           0.00             0.00
  Distributions from net realized gain          (1.05)         (2.78)         (0.22)         (0.22)            0.00

Total from distributions                        (1.05)         (2.78)         (0.22)         (0.22)            0.00

Net asset value, end of period               $  54.67       $  39.94       $  32.63       $  26.97        $   23.59

Total return (not annualized)/3/                39.96%         32.29%         21.93%         15.40%           27.51%

Ratios/supplemental data:
  Net assets at end of period (000s)         $645,385       $232,499       $131,768       $ 82,114        $  63,567

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets        1.00%          1.00%          0.99%          1.00%            1.00%
  Ratio of net investment income (loss)
    to average net assets                       (0.49%)/1/     (0.36%)/1/     (0.18%)        (0.30%)          (0.23%)

Portfolio turnover                              28.15%/2/      13.03%/2/      216.93%        31.60%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
    expenses (annualized)/4/                     1.09%/1/       1.03%/1/        1.09%         1.13%            1.20%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)          (0.58%)/1/     (0.39%)/1/     ((0.43%)/1/    (0.43%)/1/
-----------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expen ratio in the absence of any waivers and reimbursements.

                                                      Stock Funds Prospectus  57

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Thomas Zeifang, CFA; Chris Greene

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. As of March 31, 1999, the range was $3.8 million to $8.55 billion, but it is expected to change frequently. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days.

     We invest in the common stocks of domestic and foreign companies we believe have above-average prospects for capital growth, or that may be involved in new or innovative products, services and processes.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of small cap growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . no more than 25% of total assets in foreign companies through American Depositary Receipts or similar issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

58  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .    pay low or no dividends;

     .    have smaller market capitalization;

     .    have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings, whose stocks are typically more volatile than stocks of more seasoned companies;

     .    have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     Because we invest in aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains. Stocks of foreign companies, whether purchased directly or through American Depositary Receipts, may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  59

Small Cap Growth Fund                                       Financial Highlights
--------------------------------------------------------------------------------


This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL CLASS SHARES--COMMENCED
                                             ON SEPTEMBER 16, 1996
                                             ------------------------------------------------------------------------------------
                                                         (Unaudited)
For the period ended:                                      Mar. 31,        Sept. 30,   Mar. 31,     Mar. 31,     Sept. 30,
                                                            1999             1998       1998         1997          1996
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  18.02          $ 25.77     $   19.01    $   22.45    $   22.01

Income from investment operations:
 Net investment income (loss)                               (0.04)           (0.02)         0.00         0.02         0.00
 Net realized and unrealized
  gain (loss) on investments                                 3.71            (7.73)         8.84        (3.46)        0.44

Total from investment operations                             3.67            (7.75)         8.84        (3.44)        0.44

Less distributions:
 Dividends from net investment income                        0.00             0.00         (0.01)        0.00         0.00
 Distributions from net realized gain                       (1.46)            0.00         (2.07)        0.00         0.00

Total from distributions                                    (1.46)            0.00         (2.08)        0.00         0.00

Net asset value, end of period                           $  20.23          $ 18.02     $   25.77    $   19.01    $   22.45

Total return (not annualized)                               21.39%          (30.07%)       47.70%      (15.32%)       2.00%

Ratios/supplemental data:
 Net assets, end of period (000s)                        $ 67,047          $56,438     $  78,856    $  29,200    $  24,553

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                     0.76%            0.76%         0.75%/3/     0.75%/3/     1.60%/3/
 Ratio of net investment income (loss)
  to average net assets                                     (0.41%)          (0.21%)        0.01%/3/     0.16%/3/    (1.15%)/3/

 Portfolio turnover                                           106%             110%          291%/4/       69%/4/       10%/4/

 Ratio of expenses to average net
  assets prior to waived fees and                            1.23%            1.21%         1.26%/3/     1.65%/3/     1.63%/3/
  reimbursed expenses (annualized)

 Ratio of net investment income (loss)
  to average net assets prior to waived                     (0.88%)          (0.66%)       (0.50%)/3/   (0.74%)/3/   (1.18%)/3/
  reimbursed expenses (annualized)
---------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to September 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ Ratio includes income and expenses allocated from the Master Portfolio. /4/ Reflects activity of the Master Portfolio.

60   Stock Funds Prospectus

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--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Ira Unschuld

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio that invests primarily in equity securities of U.S. companies that, at the time of purchase, have market capitalizations of $1.5 billion or less.

     We attempt to identify securities of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. Our assessment of a company's management's competence will be an important consideration. These criteria are not rigid and we may make other investments to achieve the Fund's objective.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest primarily in small cap equity securities, including common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

62  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .   pay low or no dividends;

     .   have smaller market capitalization;

     .   have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     .   have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 8, the "General Investment Risks" section beginning on page 74, and the specific risks listed above. They are all important to your investment choice.

                                                      Stock Funds Prospectus  63

Small Cap Opportunities Fund                                Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                          INSTITUTIONAL CLASS SHARES--COMMENCED
                                                          ON AUGUST 15, 1996
                                                          --------------------------------------------------------
                                                              May 31,           May 31,           May 31,
For the period ended:                                          1999              1998              1997
                                                          --------------------------------------------------------
Net asset value, beginning of period                      $    23.61          $  19.84           $ 16.26

Income from investment operations:
  Net investment income (loss)                                 (0.11)            (0.06)            (0.01)
  Net realized and unrealized gain (loss)
   on investments                                              (2.97)             4.36              3.60

Total from investment operations                               (3.08)             4.30              3.59

Less distributions:
  Dividends from net investment income                          0.00              0.00              0.00
  Distributions from net realized gain                         (0.02)            (0.53)            (0.01)

Total from distributions                                       (0.02)            (0.53)            (0.01)

Net asset value, end of period                            $    20.51          $  23.61           $ 19.84

Total return (not annualized)                                 (13.02%)           21.95%            11.42%

Ratios/supplemental data:
  Net assets at end of period (000s)                      $  201,816          $284,828           $77,174

Ratios to average net assets:
 Ratio of expenses to average net assets                        1.25%/1/          1.25%/1/          1.25%/1/
 Ratio of net investment income (loss)
  to average net assets                                        (0.47%)/1/        (0.40%)/1/        (0.16%)1

Portfolio turnover/2/                                         238.84%            54.98%            34.45%

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)                                          1.35%/1/          1.38%/1/          1.89%/1/

Ratio of net investment income (loss) to
 average net assets prior to waived fees
 and reimbursed expenses (annualized)                          (0.57%)/1/        (0.53%)/1/        (0.80%)/1/
----------------------------------------------------------------------------------------------------------------------


/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

64  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Stephen S. Smith, CFA

     --------------------------------------------------------------------------

     Investment Objective
     The Small Cap Value Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of smaller companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     The Fund seeks capital appreciation by investing in common stocks of smaller companies. The Fund will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which range from approximately $220 million to approximately $1.4 billion.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that the Advisor believes to be undervalued and likely to report a level of corporate earnings exceeding the level expected by investors. The Advisor values companies based upon both the price-to-earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company independently using public market value as one factor in its analysis. In seeking companies that will report a level of earnings exceeding that expected by investors, the Advisor uses both quantitative and fundamental analysis. Among other factors, the Advisor considers changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of capital appreciation.

66  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

     .  pay low or no dividends;

     .  have smaller market capitalization;

     .  have less market liquidity;

     . have no or relatively short operating histories, or are new public companies or are initial public offerings;

     .  have aggressive capital structures including high debt levels; or

     . are involved in rapidly growing or changing industries and/or new technologies.

     There is no guarantee that securities selected as "undervalued" will perform as expected.

     Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

     You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

                                                      Stock Funds Prospectus  67

Small Cap Value Fund                                        Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                    INSTITUTIONAL CLASS SHARES--
                                                                    COMMENCED ON OCTOBER 15, 1997
                                                                    -----------------------------------
                                                                       May 31,             May 31,
For the period ended:                                                   1999                1998
                                                                    -----------------------------------
Net asset value, beginning of period                                $   10.16              $  10.00

Income from investment operations:
 Net investment income (loss)                                           (0.03)                (0.01)
 Net realized and unrealized gain (loss) on investments                 (2.08)                 0.17

Total from investment operations                                        (2.11)                 0.16

Less distributions:
 Dividends from net investment income                                    0.00                  0.00
 Distributions from net realized gain                                   (0.01)                 0.00

Total from distributions                                                (0.01)                 0.00

Net asset value, end of period                                      $    8.04              $  10.16

Total return (not annualized)/1/                                       (20.77%)                1.60%

Ratio/supplementary data:
 Net assets at end of period (000s)                                 $  16,791              $  6,422

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                                 1.30%/2/              1.30%/2/
 Ratio of net investment income (loss) to average net assets            (0.46%)/2/            (0.56%)/2/

Portfolio turnover/3/                                                  107.50%                79.43%/4/

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)                                                   1.72%/2/              3.54%/2/

Ratio of net investment income (loss) to
 average net assets prior to waived fees
 and reimbursed expenses (annualized)                                   (0.88%)/2/            (2.80%)/2/

/1/ Total return would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in its corresponding Portfolio.
/4/ The Portfolio in which the Fund invests had a different period of operations than the Fund. For all Portfolios, except the Portfolio in which Performa Global Growth Fund invests, the period of operations was October 1, 1997 to May 31, 1998. The period of operations for the Portfolio in which Performa Global Growth Fund invests is October 15, 1997 to
     May 31, 1998.

68  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Growth Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests its assets in a core portfolio with a substantially similar investment objective and Investment Strategies. The Fund invests primarily in the common stock of small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion.

     In selecting securities for the Fund, the Adviser seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between share price and takeover/asset value.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund may invest up to 10% of its total assets in securities of foreign companies. The Fund will not invest more than 10% of its total assets in the securities of a single issuer, or more than 35% of its total assets in the securities of companies considered to be "mid-capitalization." The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term capital appreciation.

70 Stock Funds Prospectus

--------------------------------------------------------------------------------

Important Risk Factors
This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

 . pay low or no dividends;

 . have smaller market capitalization;

 . have less market liquidity;

 . have no or relatively short operating histories, or are new public companies or are initial public offerings;

 . have aggressive capital structures including high debt levels; or

 . are involved in rapidly growing or changing industries and/or new technologies.

Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. We select growth stocks based on prospects for future earnings, which may not grow as expected. In addition, at times, the overall market or the market for value stocks may outperform growth stocks. Our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

You should consider the "Summary of Important Risks" section on page 8; the "General Investment Risks" section beginning on page 74; and the specific risks listed here. They are all important to your investment choice.

                                                       Stock Funds Prospectus 71

Small Company Growth Fund                                   Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--COMMENCED
                                                              ON NOVEMBER 11, 1994
                                                            ----------------------------------------------------------------
                                                                                                              Nov. 11, 1994
For the period ended:                                          May 31,      May 31,     May 31,     May 31,        to
                                                                1999         1998        1997        1996      Oct. 31, 1995
                                                            ----------------------------------------------------------------
Net asset value, beginning of period                         $   33.69    $   31.08    $  33.00    $  29.99       $  21.88

Income from investment operations:
  Net investment income (loss)                                   (0.15)       (0.23)      (0.18)      (0.07)         (0.11)
  Net realized and unrealized gain (loss)
    on investments                                               (3.67)        6.88        1.83        5.94           8.22

Total from investment operations                                 (3.82)        6.65        1.65        5.87           8.11

Less distributions:
  Dividends from net investment income                            0.00         0.00        0.00        0.00           0.00
  Distributions from net realized gain                           (2.43)       (4.04)      (3.57)      (2.86)          0.00

Total from distributions                                         (2.43)       (4.04)      (3.57)      (2.86)          0.00

Net asset value, end of period                               $   27.44    $   33.69    $  31.08    $  33.00       $  29.99

Total return (not annualized)/3/                                (10.72%)      22.38%       5.65%      21.43%         37.07%

Ratios/supplemental data:
  Net assets at end of period (000s)                         $ 557,516    $ 748,269    $447,580    $378,546       $278,058

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         1.25%/1/     1.25%/1/    1.24%       1.25%          1.25%
  Ratio of net investment income (loss)
    to average net assets                                        (0.52%)/1/   (0.73%)/1/  (0.71%)     (0.41%)        (0.47%)

Portfolio turnover                                              133.98%/2/   123.36%/2/  124.03%      62.06%        106.55%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                           1.30%/1/     1.26%/1/     1.29%      1.29%          1.35%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                           (0.57%)/1/   (0.74%)/1/   (0.76%)    (0.45%)        (0.57%)
----------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

72 Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

74 Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                       Stock Funds Prospectus 75

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce a portfolio's return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of suchimpact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

76 Stock Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                 -------------------------------------------------------------------
                                                                 DISCIPLINED  DIVERSIFIED  DIVERSIFIED EQUITY  EQUITY         GROWTH
                                                                   GROWTH       EQUITY      SMALL CAP  INCOME  VALUE  GROWTH  EQUITY
                                                                 -------------------------------------------------------------------
  INVESTMENT PRACTICE                     RISK
  Borrowing Policies
  The ability to                        Leverage Risk                .             .           .         .       .      .       .
  borrow from banks
  for temporary
  purposes to meet
  shareholder
  redemptions.

  Emerging Markets
  Securities of                         Information, Political,      .             .           .         .       .      .       .
  companies located or                  Regulatory, Diplomatic,
  operating in                          Liquidity and Currency
  countries considered                  Risk
  developing or to
  have "emerging"
  stock markets.
  Generally, these
  securities have the
  same type of risks
  as foreign
  securities, but to a
  higher degree.

  Floating and Variable Rate Debt
  Instruments with                      Interest Rate and            .             .           .         .       .      .       .
  interest rates that                   Credit Risk
  are adjusted either
  on a schedule or
  when an index or
  benchmark changes.

  Foreign Securities
  Equity securities                     Information,                 .             .           .         .       .      .       .
  issued by a non-U.S.                  Political, Regulatory,
  company or debt                       Diplomatic, Liquidity
  securities of a                       and Currency Risk
  foreign government
  in the form of an
  American Depositary
  Receipt or similar
  instrument. Foreign
  securities may also
  be emerging market
  securities, which
  are subject to the
  same risks, but to a
  higher degree.

  Forward Commitment, When-Issued and
  Delayed Delivery Transactions
  Securities bought or                  Interest Rate,               .             .           .         .       .      .       .
  sold for delivery at                  Leverage, Credit and
  a later date or                       Experience Risk
  bought or sold for a
  fixed price at a
  fixed date.

                                       ---------------------------------------------------------------------------------------------
                                                            INTERNATIONAL LARGE COMPANY SMALL CAP  SMALL CAP    SMALL CAP
                                       INDEX  INTERNATIONAL     EQUITY        GROWTH     GROWTH   OPPORTUNITIES   VALUE
                                       ---------------------------------------------------------------------------------------------
  INVESTMENT PRACTICE                   RISK
  Borrowing Policies
  The ability to                         .          .             .             .          .           .           .
  borrow from banks
  for temporary
  purposes to meet
  shareholder
  redemptions.

  Emerging Markets
  Securities of                                     .             .             .          .           .           .
  companies located or
  operating in
  countries considered
  developing or to
  have "emerging"
  stock markets.
  Generally, these
  securities have the
  same type of risks
  as foreign
  securities, but to a
  higher degree.

  Floating and Variable Rate Debt
  Instruments with                       .                                      .          .           .           .
  interest rates that
  are adjusted either
  on a schedule or
  when an index or
  benchmark changes.

  Foreign Securities
  Equity securities                      .          .             .             .          .           .           .
  issued by a non-U.S.
  company or debt
  securities of a
  foreign government
  in the form of an
  American Depositary
  Receipt or similar
  instrument. Foreign
  securities may also
  be emerging market
  securities, which
  are subject to the
  same risks, but to a
  higher degree.

  Forward Commitment, When-Issued an
  Delayed Delivery Transactions
  Securities bought or                   .          .             .             .          .           .           .
  sold for delivery at
  a later date or
  bought or sold for a
  fixed price at a
  fixed date.

                                                  --------------
                                                     SMALL
                                                  COMPANY GROWTH
                                                  --------------
  Borrowing Policies
  The ability to                                        .
  borrow from banks
  for temporary
  purposes to meet
  shareholder
  redemptions.

  Emerging Markets
  Securities of                                         .
  companies located or
  operating in
  countries considered
  developing or to
  have "emerging"
  stock markets.
  Generally, these
  securities have the
  same type of risks
  as foreign
  securities, but to a
  higher degree.

  Floating and Variable Rate Debt
  Instruments with                                      .
  interest rates that
  are adjusted either
  on a schedule or
  when an index or
  benchmark changes.

  Foreign Securities
  Equity securities                                     .
  issued by a non-U.S.
  company or debt
  securities of a
  foreign government
  in the form of an
  American Depositary
  Receipt or similar
  instrument. Foreign
  securities may also
  be emerging market
  securities, which
  are subject to the
  same risks, but to a
  higher degree.

  Forward Commitment, When-Issued a
  Delayed Delivery Transactions
  Securities bought or                                  .
  sold for delivery at
  a later date or
  bought or sold for a
  fixed price at a
  fixed date.

                                                       Stock Funds Prospectus 77

General Investment Risks
--------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
                                                               DISCIPLINED  DIVERSIFIED  DIVERSIFIED  EQUITY  EQUITY         GROWTH
                                                                 GROWTH       EQUITY      SMALL CAP   INCOME  VALUE  GROWTH  EQUITY
                                                               ---------------------------------------------------------------------
INVESTMENT PRACTICE                                 RISK
Illiquid Securities
A security that cannot be readily sold,           Liquidity
or cannot be readily sold without negatively        Risk            .            .           .          .       .       .       .
affecting its fair price. Limited to 15% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,    Credit,
dealers and financial institutions to increase    Counter-Party
increase those securities. Loans may be made      and Leverage
up to Investment Company Act of 1940 limits       Risk              .            .           .          .       .       .       .
(currently one-third of total assets including
the value of the collateral received).

Mortgage-Backed Securities
Securities consisting of undivided fractional     Interest
interests in pools of mortgage originated by      Rate, Credit,
lenders such as commercial banks, saving          Prepayment and
associations and mortgage bankers and brokers.    Experience Risk   .            .           .          .                       .

Options
The right or obligation to receive or deliver a   Credit,
security or cash payment depending on the         Information and
security's price or the performance of an index   Liquidity Risk
or benchmark. Types of options used may                             .            .                              .       .
include: options on securities, options on a
stock index, stock index futures and options on
stock index futures to protect liquidity and
portfolio value.

Other Mutual Funds
The temporary investment in shares of another     Market Risk
mutual fund. A pro rata portion of the other                        .            .           .          .       .       .       .
fund's expenses, in addition to the expenses
paid by the Funds, will be borne by Fund
shareholders.

Privately Issued Securities
Securities that are not publicly traded but       Liquidity Risk
which may or may not be resold in accordance                                     .           .          .       .       .       .
with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a            Credit and
security agrees to buy back a security at         Counter-Party     .            .           .          .       .       .       .
an agreed upon time and price, usually with       Risk
interest.

Small Company Securities
The risk that investments in small companies      Market,
may be more volatile than investments in          Experience and    .            .           .          .       .       .       .
larger companies.                                 Liquidity Risk

                                                            ---------------------------------------------------------------------
                                                                                                          SMALL
                                                                                INTER-    LARGE   SMALL    CAP     SMALL   SMALL
                                                                       INTER-  NATIONAL  COMPANY   CAP   OPPORTU-   CAP   COMPANY
                                                               INDEX  NATIONAL  EQUITY    GROWTH  GROWTH  NITIES   VALUE   GROWTH
                                                            ---------------------------------------------------------------------
INVESTMENT PRACTICE                                 RISK
Illiquid Securities
A security that cannot be readily sold,           Liquidity
or cannot be readily sold without negatively        Risk                 .        .         .        .       .       .       .
affecting its fair price. Limited to 15% of
total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,    Credit,
dealers and financial institutions to increase    Counter-Party    .     .        .         .        .       .       .       .
increase those securities. Loans may be made      and Leverage
up to Investment Company Act of 1940 limits       Risk
(currently one-third of total assets including
the value of the collateral received).

Mortgage-Backed Securities
Securities consisting of undivided fractional     Interest
interests in pools of mortgage originated by      Rate, Credit,          .                  .                .       .       .
lenders such as commercial banks, saving          Prepayment and
associations and mortgage bankers and brokers.    Experience Risk

Options
The right or obligation to receive or deliver a   Credit,
security or cash payment depending on the         Information and
security's price or the performance of an index   Liquidity Risk
or benchmark. Types of options used may                             .                                         .       .
include: options on securities, options on a
stock index, stock index futures and options on
stock index futures to protect liquidity and
portfolio value.

Other Mutual Funds
The temporary investment in shares of another     Market Risk
mutual fund. A pro rata portion of the other                        .     .        .         .        .       .       .       .
fund's expenses, in addition to the expenses
paid by the Funds, will be borne by Fund
shareholders.

Privately Issued Securities
Securities that are not publicly traded but       Liquidity Risk
which may or may not be resold in accordance                        .     .        .         .        .       .
with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a            Credit and
security agrees to buy back a security at         Counter-Party     .     .        .         .        .       .       .       .
an agreed upon time and price, usually with       Risk
interest.

Small Company Securities
The risk that investments in small companies      Market,
may be more volatile than investments in          Experience and          .        .         .        .       .       .       .

  78  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 89 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


                               BOARD OF TRUSTEES

                       Supervises the Funds' activities

--------------------------------------------------------------------------------------------------------------

    INVESTMENT ADVISOR                            CUSTODIAN
 Wells Fargo Bank, N.A.                       Norwest Bank Minnesota, N.A.
 525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
 Manages the Funds' investment activities     Provides safekeeping for the Funds' assets
--------------------------------------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR

                                Varies by Fund

                 See Individual Fund Descriptions for Details

--------------------------------------------------------------------------------------------------------------

                                                                                              SHAREHOLDER
                                                                  TRANSFER                    SERVICING
          DISTRIBUTOR          ADMINISTRATOR                       AGENT                        AGENTS
     Stephens Inc.             Wells Fargo Bank, N.A.        Boston Financial Data           Various Agents
     111 Center St.            525 Market St.                Services, Inc.
     Little Rock, AR           San Francisco, CA             Two Heritage Dr.
                                                             Quincy, MA

     Markets the Funds         Manages the                   Maintains records               Provide
     and distributes           Funds' business               of shares and                   services to
     Fund shares               activities                    supervises the payment          customers
                                                             of dividends
--------------------------------------------------------------------------------------------------------------


                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS

     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------------------------------------

                                 SHAREHOLDERS

80 Stock Funds Prospectus

--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates provided advisory services for over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

     The Diversified Equity, Diversified Small Cap and Growth Equity Funds are Gateway funds that invest in various core portfolios.Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios.If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for the Equity Income, Equity Value, Growth, Index, International Equity and Small Cap Growth Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. As of June 30, 1999, WCM provided advisory services for over $42 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Large Company Growth and Small Company Growth Funds. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of June 30, 1999, Peregrine managed approximately $6.9 billion in assets.

     Smith Asset Management Group, LP ("Smith Group") is the sub-advisor for the Disciplined Growth and Small Cap Value Funds. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment adviser. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, the Smith Group managed over $818 million in assets.

     WCM, Peregrine, Schroders and Smith Group are each sub-advisors to certain of the core portfolios in which the Diversified Equity, Diversified Small Cap, and Growth Equity Funds invest.

                                                      Stock Funds Prospectus  81

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Diversified Small Cap, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.10% of its average net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

82  Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices.See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the non-money market funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m.(Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount.Minimum initial investment requirements may be waived for certain Institutions.

84  Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                      Stock Funds Prospectus  85

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     General Notes for Selling Shares
     . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m.(Pacific time)/3:00 p.m.(Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

     . Generally,we pay redemption requests in cash, unless the redemption requests is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.

86  Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representatives for further details.

                                                      Stock Funds Prospectus  87

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends and capital gains distributions at least annually. Contact your Institution for distribution options.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

88  Stock Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc., or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust            Predecessor Fund

          Disciplined Growth Fund            Performa Disciplined Growth Fund

          Diversified Equity Fund            Norwest Advantage Diversified Equity Fund

          Diversified Small Cap Fund         Norwest Advantage Diversified Small Cap Fund

          Equity Income Fund                 Norwest Advantage Income Equity Fund

          Equity Value Fund                  Stagecoach Equity Value Fund

          Growth Equity Fund                 Norwest Advantage Growth Equity Fund

          Growth Fund                        Stagecoach Growth Fund

          Index Fund                         Norwest Advantage Index Fund

          International Equity Fund          Stagecoach International Equity Fund

          International Fund                 Norwest Advantage International Fund

          Large Company Growth Fund          Norwest Advantage Large Company Growth Fund

          Small Cap Growth Fund              Stagecoach Small Cap Fund

          Small Cap Opportunities Fund       Norwest Advantage Small Cap Opportunities Fund

          Small Cap Value Fund               Performa Small Cap Value Fund

          Small Company Growth Fund          Norwest Advantage Small Company Growth Fund

                                                      Stock Funds Prospectus  89

Description of Core Portfolios
--------------------------------------------------------------------------------

     FUND                                    OBJECTIVE

                                             The Portfolio seeks capital
     Disciplined Growth Portfolio            appreciation by investing in common
                                             stocks of larger companies.

                                             The Portfolio seeks to provide
     Equity Income Portfolio                 long-term capital appreciation
                                             consistent with above-average
                                             dividend income.

                                             The Portfolio seeks to replicate
     Index Portfolio                         the return of the S&P 500 Index
                                             with minimum tracking error and to
                                             minimize transaction costs.

                                             The Portfolio seeks total return,
     International Equity                    with an emphasis on capital
     Portfolio                               appreciation, over the long-term by
                                             investing in equity securities of
                                             companies located or operating in
                                             developed non-U.S. countries and in
                                             emerging markets of the world.

                                             The Portfolio seeks to provide
     International Portfolio                 long-term capital appreciation by
                                             investing directly or indirectly in
                                             high-quality companies based
                                             outside the United States.

                                             The Portfolio seeks to provide
     Large Company Growth                    long-term capital appreciation by
     Portfolio                               investing primarily in large,
                                             high-quality domestic companies
                                             that the advisor believes have
                                             superior growth potential.

                                             The Portfolio seeks to replicate
     Small Cap Index Portfolio               the total return of the S&P Small
                                             Cap 600 Index with minimum tracking
                                             error and to minimize transaction
                                             costs.

                                             The Portfolio seeks capital
     Small Cap Value Portfolio               appreciation by investing in common
                                             stocks of smaller companies.

     Small Company Growth                    The Portfolio seeks to provide
     Portfolio                               long-term capital appreciation by
                                             investing in smaller domestic
                                             companies.

                                             The Portfolio seeks to provide
     Small Company Value                     long-term capital appreciation by
     Portfolio                               investing primarily in common
                                             stocks of smaller companies whose
                                             market capitalization is less than
                                             the largest stock in the Russell
                                             2000 Index, which, as of June 1999
                                             was $1.4 billion, but is expected
                                             to change frequently.

90 Stock Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

     Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

     The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

     The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $3.7 billion as of June 1999, but its expected to change frequently.

     Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of June 1999, ranged from $221.9 billion to $1.4 billion, but is expected to change frequently.

     The Portfolio invests primarily in the common stock of small and medium-sized companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000
     Index, which, as of June 1999, was $1.4 billion, but is expected to change frequently.

     The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

                                                       Stock Funds Prospectus 91

Portfolio Managers
--------------------------------------------------------------------------------

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     Gregg Giboney, CFA
     Equity Value Fund and its predecessor since 1997
     Mr. Giboney joined WCM in 1996 as a member of the Value Equity Team providing security analysis and portfolio management. Mr. Giboney was with First Interstate Capital Management prior to 1996 in various capacities, including fixed-income trading, derivative management, equity analysis, stable value asset management and as a Portfolio Manager for personal, institutional and trust accounts. Mr. Giboney received his BS in Accounting and Finance from Washington State University and a MBA from the University of Portland.

     Christopher F. Greene
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Greene joined WCM in 1997 as Portfolio Manager and Analyst for the firm's Small Cap Equity Team. He is responsible for fundamental security analysis of small and mid cap growth securities. Before joining WCM, he worked at Hambrecht & Quist, an investment banking firm, as an Analyst in the corporate finance department from 1993 to 1996. Mr. Greene received a BA in Economics from Claremont McKenna College.

     Kelli K. Hill
     Growth Fund and its predecessor since 1997
     Ms. Hill joined WCM in 1997 and is now Managing Director for the Growth Team. Ms. Hill also manages institutional equity portfolios and in her research capacity, specializes in the capital goods and technology sectors. From 1988 to 1997, she was a Portfolio Manager for Wells Fargo Bank, where her responsibilities included portfolio management for high net-worth individuals. Ms. Hill holds a BA in Economics and International Relations from the University of Southern California.

92 Stock Funds Prospectus

--------------------------------------------------------------------------------

     Stacey Ho, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management; and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     International Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President.
     Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to
     1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

                                                      Stock Funds Prospectus  93

Portfolio Managers
--------------------------------------------------------------------------------

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Diversified Equity Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1999
     International Equity Fund and its predecessor since 1997
     Ms. Schapiro joined WCM in 1997 as International Equity Managing
     Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience included investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S. Smith, CFA
     Disciplined Growth Fund and its predecessor since 1997
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Cap Value Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L. P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Ira Unschuld
     Small Cap Opportunities Fund and its predecessor since 1998
     Mr. Unschuld joined Schroder in 1990 as an Associate. Since 1998 Mr. Unschuld has served as Director and Senior Vice President. Mr. Unschuld is responsible for managing the domestic small capitalization product. He has more than 9 years of investment experience. Mr. Unschuld has a BA in Economics from Brown University and a MBA from the Wharton School.

94  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserves Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and an MBA from the University of Minnesota.

     Allen E. Wisniewski, CFA
     Equity Value Fund and its predecessor since 1992
     Mr. Wisniewski joined WCM in 1997 as a Portfolio Manager for the Value Equity Strategy Team and as a Research Analyst focusing on the higher yield segment of the value strategy. Before joining WCM in 1997, he was a value equity Portfolio Manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and an MBA from the University of California at Los Angeles.

     Thomas Zeifang,CFA
     Small Cap Growth Fund and its predecessor since 1999
     Mr. Zeifang joined WCM in 1997 and as a Portfolio Manager and currently is a Managing Director of the Small Cap Equity Team. As strategy leader, he is responsible for fundamental security analysis. Prior to WCM, he was a small cap equity Portfolio Manager from 1995 to 1997 at Wells Fargo Bank. Prior to 1995, he was a Financial Analyst at Fleet Investment Advisors. Mr. Zeifang holds a BS in Business Administration from St. Bonaventure University and an MBA from the University of Rochester.

                                                      Stock Funds Prospectus  95

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial adviser.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Capital Structure
     Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Commercial Paper
     Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

96  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

                                                      Stock Funds Prospectus  97

Glossary
--------------------------------------------------------------------------------

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Price-to-Earnings Ratio
     The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

     Public Offering Price ("POP")
     The NAV with the sales load added.

98  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Value Strategy
     A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

     Warrants
     The right to buy a stock at a set price for a set time.

                                                      Stock Funds Prospectus  99

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


     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

     CALL: 1-800-222-8222

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009
     Call: 1-800-SEC-0330 for details

WELLS FARGO ALLOCATION FUNDS

                PROSPECTUS

Asset Allocation Fund

Growth Balanced Fund

Index Allocation Fund

Class A, B and C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are Not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                      NOVEMBER 8
                                                                            1999

Table of Contents                                           Allocation Funds
----------------------------------------------------------------------------

Overview                           Objectives and Principal Strategies     4

This section contains important    Summary of Important Risks              6
summary information about the      Performance History                     8
Funds.                             Summary of Expenses                    12
                                   Key Information                        16

----------------------------------------------------------------------------
The Funds                          Asset Allocation Fund                  18

This section contains important    Growth Balanced Fund                   22
information about the individual   Index Allocation Fund                  26
Funds.                             General Investment Risks               30
                                   Organization and Management
                                    of the Funds                          35

----------------------------------------------------------------------------
Your Investment                    A Choice of Share Classes              38

Turn to this section for           Reduced Sales Charges                  41
information on how to open an      Exchanges                              44
account and how to buy, sell and   Your Account                           45
exchange Fund shares.                How to Buy Shares                    45
                                     How to Sell Shares                   49

----------------------------------------------------------------------------
Reference                          Additional Services and
                                    Other Information                     51

Look here for additional           Table of Predecessors                  53
information and term               Description of Core Portfolios         54
definitions.                       Portfolio Managers                     56
                                   Glossary                               59

Allocation Funds Overview
-------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

FUND                                   OBJECTIVE


Asset Allocation Fund                  Seeks long-term total return, consistent
                                       with reasonable risk.




                                       Seeks a combination of current income
Growth Balanced Fund                   and capital appreciation by diversified
                                       investments in stocks and bonds.


                                       Seeks to earn a high level of total
Index Allocation Fund                  return, consistent with the assumption of
                                       reasonable risk.

3  Allocation Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate (3-5 years) maturities.

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 100% stocks. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

                                                  Allocation Funds Prospectus  4

Summary Of Important Risks
-------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 30; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

  COMMON RISKS FOR THE FUNDS

  Equity Securities
  Each Fund invests in equity securities,which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

  Debt Securities
  The Funds may invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

5  Allocation Funds Prospectus

--------------------------------------------------------------------------------


   FUND                                  SPECIFIC RISKS

                                         The Asset Allocation and Index
                                         Allocation Funds use investment models
                                         that seek undervalued asset
   Asset Allocation And Index            classes. There is no guarantee that the
   Allocation Funds                      asset allocation models will make
                                         accurate determinations or that an
                                         asset class we believe is undervalued
                                         will perform as expected. We may incur
                                         higher than average portfolio turnover
                                         resulting from allocation shifts
                                         recommended by the models. Portfolio
                                         turnover increases transaction costs
                                         and may trigger capital gains.

                                         This Fund invests in smaller companies
                                         that may be more volatile than
                                         investments in larger companies.
                                         Smaller companies also may have
                                         higher failure rate than larger
                                         companies. The Fund also is subject
                                         to leverage risk, which is the risk
                                         that some small transactions may
                                         multiply smaller market movements
   Growth Balanced Fund                  into large changes in the Fund's net
                                         asset value. This risk may occur when
                                         the Fund borrows money or enters into
                                         transactions that have a similar
                                         effect, such as short sales and
                                         forward commitment transactions. This
                                         risk also may occur when the Fund makes
                                         investment in derivatives, such as
                                         options or futures contracts.

                                                  Allocation Funds Prospectus  6

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods, as applicable, are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Class A Calendar Year Returns (%)*

     1989        11.83
     1990         7.68
     1991        22.15
     1992         7.00
     1993        14.94
     1994        -2.82
     1995        29.18
     1996        11.65
     1997        22.01
     1998        25.58

     Best Qtr.: Q4 `98 . 16.09%    Worst Qtr.: Q3 `98 . -5.55%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 1.87%.


     Average annual total return (%)/1/

     for the period ended 12/31/98       1 year         5 years       10 years

     Class A (Incept. 11/13/86)           18.36          15.14           13.86

     Class B (Incept. 1/1/95)/2/          19.67          15.63           13.92

     Class C (Incept. 4/1/98)/2/          23.74          15.83           13.93

     S&P 500 Index/3/                     28.58          24.06           19.21

     LB Gov't./Corp. Bond Index/4/         9.47           7.30            9.33

      1. Returns reflect applicable sales charges.
      2. Performance shown for periods prior to the inception of this reflects the Class performance of the Class A shares adjusted to reflect this Class's fees and expenses.
      3. S&P 500 is a registered trademark of Standard & Poor's.
      4. Lehman Brothers Government/Corporate Bond Index.

7  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Growth Balanced Fund Class A Shares Calendar Year Returns (%)*

     1990       1.95
     1991      27.92
     1992       5.58
     1993      10.26
     1994       0.16
     1995      23.29
     1996      14.21
     1997      20.78
     1998      22.37

     Best Qtr.: Q4 `98 . 16.81%       Worst Qtr.: Q3 `90 . -10.02%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 3.22%.

     Average annual total return (%)/1/
                                                                    Since
     for the period ended 12/31/98     1 year         5 years       Inception

     Class A (Incept. 10/14/98)/2/     15.35          14.39         13.21

     Class B (Incept. 10/1/98)/2/      16.42          14.66         13.06

     Class C (Incept. 10/1/98)/2/      20.51          14.91         13.07

     S&P 500 Index/3/                  28.58          24.06         18.44

     LB Gov't./Corp.Bond Index/4/       9.47           7.30          9.31


      1. Returns reflect applicable sales charges.
      2. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance. Performance between November 11, 1994 and the inception date of the share class listed is for the Class I shares.
      3. S&P 500 is a registered trademark of Standard & Poor's.
      4. Lehman Brothers Government/Corporate Bond Index.
      5. April 30, 1989.

                                                  Allocation Funds Prospectus  8

Performance History
--------------------------------------------------------------------------------

     Index Allocation Fund Class A Shares Calendar Year Returns (%)*

     1989                10.23
     1990                 7.08
     1991                20.69
     1992                 7.44
     1993                12.54
     1994                 0.68
     1995                34.71
     1996                17.04
     1997                25.18
     1998                26.56

     Best Qtr.: Q4 `98 . 20.85%    Worst Qtr.: Q3 `98 . -10.12%

     * Returns do not reflect sales charges. If they did, returns would be lower.The Fund's year-to-date performance through September 30, 1999 was 4.45%.

     Average annual total return (%)/1/

     for the period ended 12/31/98        1 year        5 years      10 years

     Class A (Incept. 4/7/88)             19.26          18.51        14.95

     Class B (Incept. 12/15/97)/2/        20.57          18.84        14.84

     Class C (Incept.7/1/93)/2/           24.62          19.06        14.85

     S&P 500 Index/3/                     28.58          24.06        19.21

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard & Poor's.

9  Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

--------------------------------------------------------------------------------
                                                               All Funds
                                                   -----------------------------
                                                   Class A    Class B   Class C

Maximum sales charge (load) imposed on
purchases(as a percentage of offering price)       5.75%      None      None

Maximum deferred sales charge (load) (as a
percentage of the lower of the NAV at purchase
or the NAV at redemption)                          None/1/    5.00%     1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                                       Asset Allocation
                                                             Fund
                                               ---------------------------------
                                               CLASS A     CLASS B   CLASS C
                                               ---------------------------------
  Management Fees                               0.80%      0.80%      0.80%
  Distribution (12b-1) Fees                     0.00%      0.75%      0.75%
  Other Expenses/2/                             0.41%      0.40%      0.54%
 -------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES          1.21%      1.95%      2.09%
 -------------------------------------------------------------------------------
  Fee Waivers/3/                                0.22%      0.21%      0.35%
 -------------------------------------------------------------------------------
  NET EXPENSES                                  0.99%      1.74%      1.74%

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ Fee waivers are contractual and apply for one year from the closing date of the organization (two years for the Asset Allocation Fund). After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

11  Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
             Growth Balanced                                       Index Allocation
                   Fund                                                  Fund
-------------------------------------------------------------------------------------------------
CLASS A            CLASS B           CLASS C          CLASS A            CLASS B          CLASS C
-------------------------------------------------------------------------------------------------
0.84%              0.84%             0.84%             0.80%              0.80%             0.80%
0.00%              0.75%             0.75%             0.00%              0.75%             0.75%
0.54%              0.56%             0.56%             0.54%              0.69%             0.57%
-------------------------------------------------------------------------------------------------
1.38%              2.15%             2.15%             1.34%              2.24%             2.12%
-------------------------------------------------------------------------------------------------
0.23%              0.25%             0.25%             0.04%              0.19%             0.07%
-------------------------------------------------------------------------------------------------
1.15%              1.90%             1.90%             1.30%              2.05%             2.05%

                                                  Allocation Funds Prospectus 12

Allocation Funds
-------------------------------------------------------------------------------


EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

-------------------------------------------------------------------------------------------------
                                                                    Asset Allocation
                                                                          Fund
                                                         ----------------------------------------
                                                         CLASS A          CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
1 YEAR                                                   $   670          $   677         $ 277
3 YEARS                                                  $   895          $   871         $ 586
5 YEARS                                                  $ 1,161          $ 1,212         $ 1,058
10 YEARS                                                 $ 1,919          $ 1,957         $ 2,364
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do not redeem your shares at the end of the periods shown:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                     Asset Allocation
                                                                           Fund
                                                         ----------------------------------------
                                                         CLASS A          CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
1 YEAR                                                   $ 670            $   177         $   177
3 YEARS                                                  $ 895            $   571         $   586
5 YEARS                                                  $ 1,161          $ 1,012         $ 1,058
10 YEARS                                                 $ 1,919          $ 1,957         $ 2,364
-------------------------------------------------------------------------------------------------

13 Allocation Funds Prospectus

                                                            Summary of Expenses
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           Growth Balanced                             Index Allocation
               Fund                                         Fund
---------------------------------------------------------------------------------------
CLASS A        CLASS B        CLASS C         CLASS A          CLASS B          CLASS C
---------------------------------------------------------------------------------------
$   685        $   693        $   293         $   700          $   708          $   308
$   965        $   949        $   649         $   971          $   982          $   657
$ 1,266        $ 1,331        $ 1,131         $ 1,263          $ 1,383          $ 1,133
$ 2,118        $ 2,175        $ 2,463         $ 2,092          $ 2,226          $ 2,446
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           Growth Balanced                                Index Allocation
                Fund                                           Fund
---------------------------------------------------------------------------------------
CLASS A        CLASS B        CLASS C         CLASS A          CLASS B          CLASS C
---------------------------------------------------------------------------------------
$   685        $   193        $   193         $   700          $   208          $   208
$   965        $   649        $   649         $   971          $   682          $   657
$ 1,266        $ 1,131        $ 1,131         $ 1,263          $ 1,183          $ 1,133
$ 2,118        $ 2,175        $ 2,463         $ 2,092          $ 2,226          $ 2,446
---------------------------------------------------------------------------------------

                                                  Allocation Funds Prospectus 14

Key Information
-------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.


     ---------------------------------------------------------------------------
     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------
     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

15 Allocation Funds Prospectus

                                              This page intentionally left blank
     ---------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------
     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes,stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

     .  In interest rate and index swaps; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

     We may temporarily hold assets in cash or In money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term total return.


17 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.

                                                  Allocation Funds Prospectus 18

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                               CLASS A SHARES--COMMENCED
                                                               ON NOVEMBER 13, 1986
                                                              --------------------------------------------------------------------
                                                               (Unaudited)
                                                                 Aug. 31,    Feb. 28,     March 31,    March 31,       Sept. 30,
For the period ended:                                             1999         1999         1998          1997           1996
                                                              --------------------------------------------------------------------
Net asset value, beginning of period                          $   25.65   $    24.99  $     20.30    $    21.24    $    20.74

Income from investment operations:
  Net investment income (loss)                                     0.28         0.38         0.69          0.41           0.57
  Net realized and unrealized gain (loss)
    on investments                                                 0.64         2.92         6.37          0.65           0.50

Total from investment operations                                   0.92         3.30         7.06          1.06           1.07

Less distributions:
  Dividends from net investment income                            (0.22)       (0.33)       (0.69)        (0.41)         (0.57)
  Distributions from net realized gain                             0.00        (2.31)       (1.68)        (1.59)         (0.00)

Total from distributions                                          (0.22)       (2.64)       (2.37)        (2.00)         (0.57)

Net asset value, end of period                               $    26.35   $    25.65   $    24.99    $    20.30    $     21.24

Total return (not annualized)/6/                                   3.58%       13.69%       36.08%         4.94%          5.14%

Ratios/supplemental data:
  Net assets, end of period (000s)                           $1,340,042   $1,362,966   $1,305,848    $1,041,622     $1,057,346

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          0.94%        0.92%        0.95%/4/      0.92%/4/       0.90%/4/
  Ratio of net investment income (loss) to
     average net assets                                            2.02%        1.65%        2.99%/4/      3.91%/4/       3.53%/4/

Portfolio turnover                                                 0.33%          31%          51%/4/         5%/4/          1%/5/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                 0.95%         N/A          N/A           N/A            N/A

Ratio of net investment income (loss) to average
   net assets prior to waived fees and reimbursed
   expenses (annualized)                                           2.01%         N/A          N/A           N/A            N/A

----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to February 28.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ Ratio includes income and expenses charged to the Master Portfolio prior to
    December 15, 1997.
/5/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 28, 1996 to September 30, 1996 was 28%.
/6/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

19  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                     CLASS B  SHARES--COMMENCED                                            CLASS C SHARES COMMENCED
                                     ON JANUARY 1, 1995                                                    ON APRIL 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)                                                            (Unaudited)
         Dec. 31,       Dec. 31,       Aug. 31,   Feb. 28,    March 31,    March 31,   Sept. 31,  Dec. 31,   Aug. 31,    Feb. 28,
          1995           1994           1999        1999        1998         1997         1996     1995       1999        1999
------------------------------------------------------------------------------------------------------------------------------------
      $    16.73       $  18.80        $  15.55   $  15.16    $  12.29     $ 12.84     $ 12.50    $ 10.00     $ 15.59    $ 15.16


            0.74           0.77            0.10       0.13        0.29        0.19        0.28       0.22        0.10       0.08

            4.07          (1.31)           0.40       1.77        3.89        0.41        0.34       2.53        0.41       1.82

            4.81          (0.54)           0.50       1.90        4.18        0.60        0.62       2.75        0.51       1.90


           (0.74)         (0.77)          (0.07)     (0.11)      (0.29)      (0.19)      (0.28)     (0.22)      (0.07)     (0.07)
           (0.06)         (0.76)           0.00      (1.40)      (1.02)      (0.96)      (0.00)     (0.03)       0.00      (1.40)

           (0.80)         (1.53)          (0.07)     (1.51)      (1.31)      (1.15)      (0.28)     (0.25)      (0.07)     (1.47)

      $    20.74       $  16.73        $  15.98   $  15.55    $  15.16     $ 12.29     $ 12.84    $ 12.50     $ 16.03    $ 15.59

           29.18%         (2.82%)          3.23%     12.98%      35.16%       4.62%       4.96%     27.72%       3.24%     12.97%


      $1,077,935       $896,943        $490,489   $402,991    $267,060     $89,252     $63,443    $26,271     $19,811    $10,076


            0.84%          0.84%           1.63%      1.62%       1.60%/4/    1.53%/4/    1.14%/4/   1.53%       1.64%      1.64%

            3.81%          4.30%           1.36%      0.91%       2.15%/4/    3.30%/4/    3.37%/4/   2.71%       1.39%      0.69%

              15%            49%             33%        31%         51%/4/       5%/4/       1%/5/     15%         33%        31%


              N/A            N/A           1.65%      1.63%         N/A       1.58%/4/    1.56%/4/   1.76%       1.68%      1.85%



              N/A            N/A           1.34%      0.90%         N/A        3.25%/4/   2.95%/4/   2.48%       1.35%      0.48%

                                                  Allocation Funds Prospectus 20

Growth Balanced Fund
--------------------------------------------------------------------------------

    Investment Objective
    The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

    ----------------------------------------------------------------------------

    Investment Strategies
    The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 core portfolios of Wells Fargo Core Trust.

    ----------------------------------------------------------------------------

    Permitted Investments
    The Fund invests the equity portion of its portfolio in 5 different equity investment styles. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The Fund invests the fixed-income portion of the portfolio in 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

    The percentage of the Fund's assets invested in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. The Advisor will effect transactions periodically to re-establish the current allocation.

    As market or other conditions change, the advisor may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer portfolios or invest directly in a portfolio of securities. Absent unstable market conditions, the Advisor does not anticipate making a substantial number of percentage changes. When the Advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Advisor believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.

    We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of providing a combination of current income and capital appreciation.

21 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                 Allocation

     Diversified Equity Style                       65%
     Index Portfolio                              16.3%
     Equity Income Portfolio                      16.3%
     Large Company Style                          16.3%
     Large Company Growth Portfolio               13.0%
     Disciplined Growth Portfolio                  3.3%
     Diversified Small Cap Style                   6.5%
     Small Cap Index Portfolio                   1.625%
     Small Company Growth Portfolio              1.625%
     Small Company Value Portfolio               1.625%
     Small Cap Value Portfolio                   1.625%
     International Style                           9.8%
     International Portfolio                      7.35%
     International Equity Portfolio               2.45%
     Diversified Bond Style                         35%
     Managed Fixed-Income Portfolio               17.5%
     Strategic Value Bond Portfolio                5.8%
     Positive Return Bond Portfolio               11.7%
     TOTAL FUND ASSETS                             100%

     ---------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 54 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 56 for the professional summaries for these managers.

     Core Portfolio                       Sub-Advisor  Portfolio Manager(s)

     Positive Return Bond Portfolio       Peregrine    William D. Giese, CFA and
                                                       Patricia Burns
     Strategic Value Bond                 Galliard     Richard Merriam, CFA,
                                                       John Huber and David Yim
     Managed Fixed-Income                 Galliard     Richard Merriam, CFA,
                                                       and Ajay Mirza
     Index                                WCM          David D. Sylvester and
                                                       Laurie R. White
     Equity Income                        WCM          David L.Roberts, CFA and
                                                       Gary J. Dunn
     Large Company Growth                 Peregrine    John S. Dale, CFA and
                                                       Gary E.Nussbaum, CFA
     Disciplined Growth                   Smith        Stephen S. Smith, CFA
     Small Cap Index Portfolio            WCM          David D. Sylvester and
                                                       Laurie R. White
     Small Company Growth                 Peregrine    Robert B. Mersky, CFA and
                                                       Paul E. von Kuster, CFA
     Small Company Value                  Peregrine    Tasso H.Coin,Jr., CFA and
                                                       Douglas G. Pugh, CFA
     Small Cap Value                      Smith        Stephen S. Smith, CFA
     International                        Schroder     Michael Perelstein
     International Equity                 WCM          Katherine Schapiro, CFA
                                                       Stacey Ho, CFAF

                                                  Allocation Funds Prospectus 22

Growth Balanced Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.


23  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING
                                                           CLASS A SHARES       CLASS B SHARES     CLASS C SHARES
                                                           COMMENCED ON         COMMENCED ON       COMMENCED ON
                                                           OCT. 14, 1998        OCT. 1, 1998       OCT. 1, 1998
                                                           ---------------------------------------------------------
                                                            May 31,              May 31,            May 31,
For the period ended:                                        1999                 1999               1999
Net asset value, beginning of period                          $ 28.09            $ 26.96          $   26.96

Income from investment operations:
  Net investment income (loss)                                   0.63               0.56               0.65
  Net realized and unrealized gain (loss)
    on investments                                               5.67               4.82               4.79

Total from investment operations                                 6.30               5.38               5.44

Less distributions:
  Dividends from net investment income                          (0.58)             (0.55)             (0.58)
  Distributions from net realized gain                          (1.03)             (1.03)             (1.03)

Total from distributions                                        (1.61)             (1.58)             (1.61)

Net asset value, end of period                                $ 32.78            $ 30.76          $   30.79

Total return (not annualized)/3/                                22.83%             20.36%             20.59%

Ratios/supplemental data:
  Net assets, end of period (000s)                            $ 3,667            $ 8,978          $   1,236

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                        1.15%/1/           1.75%/1/           1.68%/1/
  Ratio of net investment income (loss) to
    average net assets                                           1.92%/1/           1.34%/1/           1.45%/1/


Portfolio turnover/2/                                            N/A                N/A                N/A

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/4/            1.88%/1/           2.43%/1/           4.43%/1/

Ratio of net investment income (loss) to average
   net assets prior to waived fees and reimbursed
   expenses (annualized)                                         1.19%/1/           0.66%/1/          (1.30%)/1/

---------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/4/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.


                                                  Allocation Funds Prospectus 24

Index Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments as represented by the various indexes described below. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest in the following asset classes:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stock on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index.

     . Bond Investments--We invest in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we invest:

     . at least 65% of assets in stocks representative of the S&P 500 Index, Lehman Brothers 20+ Bond Index or a combination of both;

     . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and Interest Rate Futures contracts as a substitute for a comparable market position in stocks;

     .  in interest rate and Index Swaps; and

     . up to 25% of total assets in obligations of foreign banks qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of total return.

25  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     There is no guarantee that securities selected as "undervalued" will perform as expected. Stocks purchased using the value approach may be more volatile and less liquid than other comparable securities.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 30, and the specific risks listed here. They are all important to your investment choice.


                                                 Allocation Funds Prospectus  26

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                        CLASS A SHARES--COMMENCED
                                                        ON APRIL 7, 1988
                                                        ------------------------------------------------------------------------
                                                        (Unaudited)
                                                         Aug. 31,  Feb. 28,  March 31,  Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,
For the period ended:                                     1999       1999      1998       1997      1996      1995       1994
                                                        ------------------------------------------------------------------------
Net asset value, beginning of period                    $ 19.04   $ 17.55   $ 15.51    $ 13.99   $ 13.76    $ 10.67   $ 11.90

Income from investment operations:
  Net investment income (loss)                             0.01      0.03      0.01       0.28      0.29       0.28      0.31
  Net realized and unrealized gain (loss)
    on investments                                         1.26      2.14      2.04       3.23      2.02       3.42     (0.39)

Total from investment operations                           1.27      2.17      2.05       3.51      2.31       3.70     (0.08)

Less distributions:
  Dividends from net investment income                    (0.01)    (0.03)    (0.01)     (0.28)    (0.29)     (0.28)    (0.31)
  Distributions from net realized gain                     0.00     (0.65)     0.00      (1.71)    (1.79)     (0.33)    (0.84)

Total from distributions                                  (0.01)    (0.68)    (0.01)     (1.99)    (2.08)     (0.61)    (1.15)

Net asset value, end of period                          $ 20.30   $ 19.04   $ 17.55    $ 15.51   $ 13.99    $ 13.76   $ 10.67

Total return (not annualized)/3/                           6.69%    12.60%    13.23%     25.18%    17.04%     34.71%    (0.68%)

Ratios/supplemental data:
  Net assets, end of period (000s)                      $97,240   $92,655   $92,733    $80,512   $60,353    $52,007   $40,308

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.27%     1.29%     1.31%      1.26%     1.31%      1.30%     1.30%
  Ratio of net investment income (loss) to
    average net assets                                     0.13%     0.19%     0.30%      1.82%     2.06%      2.07%     2.41%

Portfolio turnover                                            6%       12%        0%        80%       67%        47%       50%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                    1.27%      N/A      1.32%      1.29%     1.44%      1.35%     1.38%

Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses (annualized)                0.13%      N/A      0.29%      1.79%     1.93%      2.02%     2.33%
-------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to February 28. /2/ The Fund changed its fiscal year-end from December 31 to March 31. /3/ Total returns do not include any sales charges.

27   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES--COMMENCED                     CLASS C SHARES--COMMENCED
ON DECEMBER 15, 1997                          ON JULY 1, 1993
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                   (Unaudited)
 Aug. 31,    Feb. 28,   March 31,   Dec. 31,   Aug. 31,   Feb. 28,    March 31,    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
  1999         1999       1998        1997       1999       1999        1998         1997       1996       1995        1994
-----------------------------------------------------------------------------------------------------------------------------
  $23.55     $ 21.81     $19.31    $ 18.99     $ 23.56    $ 21.82      $ 19.32     $ 17.42    $ 17.10    $ 13.26     $14.75


   (0.05)      (0.07)     (0.01)      0.00       (0.06)     (0.10)       (0.02)       0.20       0.22       0.20       0.25

    1.53        2.61       2.51       0.32        1.54       2.64         2.52        4.00       2.54       4.24      (0.45)

    1.48        2.54       2.50       0.32        1.48       2.54         2.50        4.20       2.76       4.44      (0.20)


    0.00        0.00       0.00       0.00        0.00       0.00         0.00       (0.20)     (0.22)     (0.20)     (0.25)
    0.00       (0.80)      0.00       0.00        0.00      (0.80)        0.00       (2.10)     (2.22)     (0.40)     (1.04)

    0.00       (0.80)      0.00       0.00        0.00      (0.80)        0.00       (2.30)     (2.44)     (0.60)     (1.29)

  $25.03     $ 23.55     $21.81    $ 19.31     $ 25.04    $ 23.56      $ 21.82     $ 19.32    $ 17.42    $ 17.10     $13.26

    6.28%      11.88%     12.95%      1.69%       6.28%     11.88%       13.00%      24.07%     16.37%     33.72%     (1.38%)


 $19,077     $12,568     $3,322    $   356     $78,835    $67,364      $56,164     $46,084    $24,655    $16,075     $9,798


    2.03%       2.04%      2.06%      2.05%       2.02%      2.05%        2.05%       2.02%      2.05%      2.05%      2.01%

   (0.63%)     (0.57%)    (0.43%)    (0.17%)     (0.62%)    (0.56%)      (0.44%)      1.00%      1.35%      1.30%      1.75%

       6%         12%         0%        80%          6%        12%           0%         80%        67%        47%        50%



    2.04%       2.26%      4.03%     15.17%       2.02%      2.06%        2.09%       2.05%      2.20%      2.17%      2.20%



   (0.64%)     (0.79%)    (2.40%)   (13.29%)     (0.62%)    (0.57%)      (0.48%)      0.97%      1.20%      1.18%      1.56%
-----------------------------------------------------------------------------------------------------------------------------

                                                Allocation Funds Prospectus   28

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

29  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issue securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                Allocation Funds Prospectus   30

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

31   Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                   ASSET     GROWTH      INDEX
                                                                                                ALLOCATION  BALANCED   ALLOCATION
INVESTMENT PRACTICE                                               RISK
Borrowing Policies
The ability to borrow from banks for temporary purposes           Leverage Risk                      .          .           .
to meet shareholder redemptions.

Emerging Markets
Securities of companies locating or operating in countries        Information, Political,
considered developing or to have "emerging" stock markets.        Regulatory, Diplomatic,                       .
Generally these securities have the same type of risks as         Liquidity and Currency Risk
foreign securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either          Interest Rate and                  .          .           .
on a schedule or when an index or benchmark changes.              Credit Risk

Foreign Securities
Securities issued by a non-U.S. company or debt securities        Information, Political,
of a foreign government in the form of an American                Regulatory, Diplomatic,            .          .           .
Depositary Receipt or similar instrument. Foreign securities      Liquidity and Currency
may also be emerging market securities, which are subject to      Risk
the same risks, but to a higher degree.

Forward Commitment, When-issued and Delayed
Delivery Transactions                                             Interest Rate,
Securities bought or sold for delivery at a later date or         Leverage, Credit and               .          .           .
bought or sold for a fixed price at a fixed date.                 Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally           Interest Rate and
higher rates of return. These securities, also known as           Credit Risk                                   .
"junk bonds," tend to be more sensitive to economic
conditions and during sustained periods of rising interest
rates, may experience interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be              Liquidity Risk
readily sold without negatively affecting its fair price.                                            .          .           .
Limited to 15% of total assets.

                                                Allocation Funds Prospectus   32

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                  ASSET       GROWTH     INDEX
                                                                                                ALLOCATION   BALANCED  ALLOCATION
INVESTMENT PRACTICE                                                   RISK
Loans Of Portfolio Securities
The practice of loaning securities to brokers, dealers and            Credit, Counter-
financial institutions to increase return on those                    Party and Leverage            .           .          .
securities. Loans may be made up to Investment Company Act            Risk
of 1940 limits (currently one-third of total assets including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interest                Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car               Prepayment and                .           .          .
loans, credit card debt or receivables held in trust.                 Experience Risk

Options
The right or obligation to receive or deliver a security              Credit, Information
or cash payment depending on the security's price or the              and Liquidity Risk
performance of an index or benchmark. Types of                                                      .           .          .
options used may include: options on securities,
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual                  Market Risk
fund. A pro rata portion of the other fund's expenses,                                              .           .          .
in addition to the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or              Liquidity Risk                .           .          .
may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to             Credit and
buy back a security at an agreed upon time and price,                 Counter-Party Risk            .           .          .
usually with interest.

33   Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 53 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                                         BOARD OF TRUSTEES

                                                  Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .
               INVESTMENT ADVISOR                                                         CUSTODIANS
     Wells Fargo Bank, N.A.                                           Norwest Bank Minnesota, N.A.
     525 Market St., San Francisco, CA                                6th & Marquette, Minneapolis, MN

     Manages the Funds' investment activities                         (Growth Balanced Fund)

                                                                      Barclays Global Investors, N.A.
                                                                      45 Fremont St., San Francisco, CA

                                                                      (Asset Allocation and Index Allocation Funds)
                                                                      Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                                                      INVESTMENT SUB-ADVISOR

                                                          Varies by Fund

                                        See Individual Fund Summaries for Fund Descriptions
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                                                                                                              SHAREHOLDER
                                                                          TRANSFER                             SERVICING
          DISTRIBUTOR         ADMINISTRATOR                                AGENT                                 AGENTS

     Stephens Inc.            Wells Fargo Bank, N.A.                  Boston Financial Data                   Various Agents
     111 Center St.           525 Market St.                          Services, Inc.
     Little Rock, AR          San Francisco, CA                       Two Heritage Dr.
                                                                      Quincy, MA

     Markets the Funds        Manages the                             Maintains records                       Provide
     and distributes          Funds' business                         of shares and                           services to
     Fund shares              activities                              supervises the payment                  customers
                                                                      of dividends
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                                 .

                                                           SHAREHOLDERS

                                                  Allocation Funds Prospectus 34

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the Advisor for the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing investment advisory services to the Asset Allocation and Index Allocation Funds, Wells Fargo is entitled to receive a fee of 0.80% of each Fund's average annual net assets.

     The Growth Balanced Fund is a Gateway Fund that invests in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of the Fund's average annual net assets for providing advisory services, including the determination of the asset allocations of the Fund's investments in various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, the core portfolios. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of the Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway Fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway Fund invests substantially all of its assets in one or more core portfolios. If a Gateway Fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway Fund for the management of those assets.

     The Sub-Advisors
     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), is the sub-advisor for the Asset Allocation and Index Allocation Funds. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the portfolio. As of June 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $687 billion.

     Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly-owned subsidiaries of Norwest Bank Minnesota, N.A., and Smith Asset Management Group, LP ("Smith Group") are each sub-advisors to certain core portfolios in which the Growth Balanced Fund invests.

     WCM, which is located at 525 Market Street, 10th Floor, San Francisco, California 94163, is a wholly owned investment advisor subsidiary of Wells Fargo Bank, N.A. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of June 30, 1999, WCM provided advisory services for over $42 billion in assets.

     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of June 30, 1999, Peregrine managed approximately $6.9 billion in assets.

35 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30,1999, Galliard managed approximately $5.4 billion in assets.

     Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment adviser. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, the Smith Group managed over $818.9 million in assets.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets, except the Asset Allocation Fund which pays 0.10%.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                  Allocation Funds Prospectus 36

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels, "the POP is lower for these purchases.

37 Allocation Funds Prospectus

--------------------------------------------------------------------------------

       CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
       SCHEDULE:

                                       FRONT-END SALES           FRONT-END SALES
         AMOUNT OF                      CHARGE AS % OF            CHARGE AS % OF
          PURCHASE                   PUBLIC OFFERING PRICE      NET AMOUNT INVESTED
     Less than $50,000                        5.75%                    6.10%

     $50,000 to $99,999                       4.75%                    4.99%

     $100,000 to $249,999                     3.75%                    3.90%

     $250,000 to $499,999                     2.75%                    2.83%

     $500,000 to $999,999                     2.00%                    2.04%

     $1,000,000 and over/1/                   0.00%                    0.00%

   /1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

       Class B Share CDSC Schedule
       If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:


       CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
       SCHEDULE:

      REDEMPTION WITHIN       1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
      CDSC                     5.00%     4.00%     3.00%     3.00%     2.00%     1.00%     0.00%    A shares

       The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

       We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

       Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

       Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                 Allocation Funds Prospectus  38

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

       CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE

      REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS       7 YEARS
      CDSC                        5.00%        4.00%         3.00%         3.00%         2.00%         1.00%        A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March
     3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC Schedule for these shares is below:

       CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

      REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS      7 YEARS
      CDSC                        3.00%        2.00%         1.00%         1.00%         0.00%         0.00%       A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

       CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

      REDEMPTION WITHIN          1 YEAR     2 YEARS      3 YEARS     4 YEARS      5 YEARS      6 YEARS     7 YEARS      8 YEARS
      CDSC                        4.00%      3.00%        3.00%       2.00%        2.00%        1.00%       0.00%        A shares

      If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

      Class C Share CDSC Schedule
      If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

      The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

      We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

39   Allocation Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended, and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                Allocation Funds Prospectus   40

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age
          70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .    We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet of all the following circumstances:

     .    withdrawals are made by participating in the Systematic Withdrawal
          Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .    you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds and its affiliates;

          .    Wells Fargo and Company and its affiliates;

          .    Stephens Inc. and its affiliates; and

          .    Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

41   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                Allocation Funds Prospectus   42

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes.You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.


43   Allocation Funds Prospectus

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                Allocation Funds Prospectus   44

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

        BY MAIL

        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

        . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Growth Balanced Fund, Class B."

        . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

      .  Mail To: Wells Fargo Funds              Overnight Mail Only: Wells Fargo Funds
                  Attn: CCSU-Boston Financial                         Attn: CCSU-Boston Financial
                  PO Box 8266                                         66 Brooks Drive
                  Boston, MA 02266-8266                               Braintree MA 02184

     ---------------------------------------------------------------------------
        IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

        . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

        .  Enclose the payment stub/card from your statement if available.

        .  Mail to:      Wells Fargo Funds
                         Attn: CCSU-Boston Financial
                         PO Box 8266
                         Boston, MA 02266-8266

45  Allocation Funds Prospectus

                                                               How To Buy Shares
--------------------------------------------------------------------------------

        BY WIRE

        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

        . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

        . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

        .  Overnight Application to:     Wells Fargo Funds
                                         ATTN: CCSU-Boston Financial
                                         66 Brooks Drive
                                         Braintree, MA 02184

        .  Wire money to:             State Street Bank               Attention:
                                      & Trust                         Wells Fargo Funds (Name
                                      Boston, MA                      Fund and Share Class)

                                      Bank Routing
                                      Number:
                                      ABA 011-000028                  Account Name:
                                                                      (Registration Name
                                      Wire Purchase Account Number:   Indicated on Application
                                      9905-437-1

     ------------------------------------------------------------------------
        IF YOU ARE BUYING ADDITIONAL SHARES:
     ------------------------------------------------------------------------

        . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

        .  Wire money to:   State Street Bank & Trust      Attention:
                            Boston, MA                     Wells Fargo Funds
                                                           (Name of Fund and
                                                           Share Class)
                            Bank Routing Number:
                            ABA 011 000028                 Account Name:
                                                           (Registration Name
                            Wire Purchase Account Number:  Indicated on Account
                            9905-437-1



                                                 Allocation Funds Prospectus  46

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

        BY PHONE

        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

        .  Call Shareholder Services and instruct the representative to either:

           .  transfer at least $1,000 from a linked settlement account, or

           . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

           .  Call: 1-800-222-8222

     ---------------------------------------------------------------------------
       IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

        .  Call Shareholder Services and instruct the representative to either:

           .  transfer at least $100 from a linked settlement account, or

           .  exchange at least $100 worth of shares from another Wells Fargo
              Fund.

        .  Call: 1-800-222-8222

47 Allocation Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

        BY MAIL

        . Write a "Letter of Instruction" stating your name,your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

        . Make sure all the account owners sign the request exactly as their names appear on the account application.

        . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

        . Signature are required for mailed redemption Guarantees requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

        .  Mail to:     Wells Fargo Funds
                        Attn: CCSU-Boston Financial
                        PO Box 8266
                        Boston, MA 02266-8266

        BY PHONE

        . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

        . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

        . You may request that redemption proceeds be sent to you by check,by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

        . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

        . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

        . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

        .  Call: 1-800-222-8222

                                                 Allocation Funds Prospectus  48

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

      GENERAL NOTES FOR SELLING SHARES

      . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

      .  Your redemptions are net of any applicable CDSC.

      . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

      . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

      . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

49  Allocation Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th of the month. Call Investor Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program,you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program,you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more;

        .  must have your distributions reinvested; and

        .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends periodically and make capital gains distributions annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account.In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.



                                                  Allocation Funds Prospectus 50

Additional Services and Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

51  Allocation Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

        Wells Fargo Funds Trust          Predecessor Fund

        Asset Allocation Fund            Stagecoach Asset Allocation Fund

        Growth Balanced Fund             Norwest Advantage Growth Balanced Fund

        Index Allocation Fund            Stagecoach Index Allocation Fund

                                                 Allocation Funds Prospectus  52

Description of Core Portfolios
--------------------------------------------------------------------------------

FUND                                     OBJECTIVE
                                         The Portfolio seeks capital appreciation by investing in common stocks of
    Disciplined Growth Portfolio         larger companies.

                                         The Portfolio seeks to provide long-term capital appreciation consistent
    Equity Income Portfolio              with above-average dividend income.

                                         The Portfolio seeks to replicate the return of the S&P 500 Index with
    Index Portfolio                      minimum tracking error and to minimize transaction costs.

                                         The Portfolio seeks to provide long-term capital appreciation by investing
    International Portfolio              directly or indirectly in high-quality companies based outside the United
                                         States.

                                         The Portfolio seeks total return, with an emphasis on capital appreciation,
    International Equity                 over the long-term by investing in equity securities of companies located
    Portfolio                            or operating in developed non-U.S. countries and in emerging markets of the world.

                                         The Portfolio seeks to provide long-term capital appreciation by investing
    Large Company Growth                 primarily in large, high-quality domestic companies that the advisor
    Portfolio                            believes have superior growth potential.

    Managed Fixed-income                 The Portfolio seeks consistent fixed-income returns by investing primarily
    Portfolio                            in investment grade intermediate-term securities.

    Positive Return Bond                 The Portfolio seeks positive total return each calendar year regardless of
    Portfolio                            general bond market performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed-income securities.

    Small Cap Value Portfolio            The Portfolio seeks capital appreciation by investing in common stocks of smaller companies.

   Small Company Growth                  The Portfolio seeks to provide long-term capital appreciation by investing
   Portfolio                             in smaller domestic companies.

                                         The Portfolio seeks to provide long-term capital appreciation by investing
   Small Company Value                   primarily in common stocks of smaller companies whose market
   Portfolio                             capitalization is less than the largest stock in the Russell 1000 Index, which, as of June 1999 was $1.4 billion, but is expected to change frequently.

   Strategic Value Bond                  The Portfolio seeks total return by investing primarily in income-
   Portfolio                             producing securities.
----------------------------------------------------------------------------------------------------------------------------------

53   Allocation Funds Prospectus

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $3.7 billion as of June 1999, but it expected to change frequently.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

The Portfolio's assets are divided into two components, "short"bonds with maturities (or average life) of two years or less, and "long"bonds with maturities of 25 years or more.

The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of June 1999, ranged from $221.9 billion to $1.4 billion, but is expected to change frequently.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of June 1999, was $1.4 billion, but is expected to change frequently.

The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.
--------------------------------------------------------------------------------


                                                 Allocation Funds Prospectus  54

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns
     Growth Balanced Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-Income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H. Coin, Jr., CFA
     Growth Balanced Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     William D. Giese, CFA
     Growth Balanced Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-Income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho, CFA
     Growth Balanced Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Growth Balanced Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

55   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Richard Merriam, CFA
     Growth Balanced Fund and its predecessor since 1995
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Growth Balanced Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

     Gary E. Nussbaum, CFA
     Growth Balanced Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Growth Balanced Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L. Roberts, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became

                                                  Allocation Funds Prospectus 56

Portfolio Managers
--------------------------------------------------------------------------------

     Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Growth Balanced Fund and its predecessor since 1999
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

     Stephen S. Smith, CFA
     Growth Balanced Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L. P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Growth Balanced Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the Firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E. von Kuster, CFA
     Growth Balanced Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Growth Balanced Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserves Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Growth Balanced Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

57   Allocation Funds Prospectus

Glossary
--------------------------------------------------------------------------------

     We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, capital Growth
     The increase in the value of a security. See also "total return."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.


                                                  Allocation Funds Prospectus 58

Glossary
--------------------------------------------------------------------------------

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

59 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                  Allocation Funds Prospectus 60

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

   P001
ICA Reg. No.        NOT FDIC INSURED - NO BANK GURANTEE - MAY LOSE VALUE
 811-09253

Institutional Class

WELLS FARGO ALLOCATION FUNDS

--------------------------
       Prospectus
--------------------------

Aggressive Balance-Equity Fund

Asset Allocation Fund

Growth Balanced Fund

Moderate Balanced fund

Strategic Income fund

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                 November 8 1999

Table of Contents                                             Allocation Funds
--------------------------------------------------------------------------------

Overview                          Objectives and Principal Strategies        4

This section contains important   Summary of Important Risks                 6
summary information about the
Funds.                            Performance History                        8

                                  Summary of Expenses                       12

                                  Key Information                           14

------------------------------------------------------------------------------
The Funds                         Aggressive Balanced-Equity Fund           16

This section contains important   Asset Allocation Fund                     20
information about the individual
Funds.                            Growth Balanced Fund                      22

                                  Moderate Balanced Fund                    26

                                  Strategic Income Fund                     30

                                  General Investment Risks                  34

                                  Organization and Management
                                   of the Funds                             39

------------------------------------------------------------------------------
Your Investment                   Your Account                              42

Turn to this section for
information on how to open an      How to Buy Shares                        43
account and how to buy, sell and
exchange Fund shares.              How to Sell Shares                       44

                                   Exchanges                                45

------------------------------------------------------------------------------
Reference                         Other Information                         46

Look here for additional          Table of Predecessors                     47
information and term
definitions.                      Description of Core Portfolios            48

                                  Portfolio Managers                        50

                                  Glossary                                  54

------------------------------------------------------------------------------

Allocation Funds Overview
------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

     FUND                          OBJECTIVE

     Aggressive Balanced-Equity    Seeks a combination of current income and
     Fund                          capital appreciation by diversifying
                                   investments in stocks and bonds.




     Asset Allocation Fund         Seeks long-term total return, consistent with
                                   reasonable risk.



                                   Seeks a combination of current income and
     Growth Balanced Fund          capital appreciation by
                                   diversifying investments in stocks and bonds.



                                   Seeks a combination of current income and
     Moderate Balanced Fund        capital appreciation by diversifying
                                   investments in stocks, bonds and other fixed-income investments.


                                   Seeks a combination of current income and
     Strategic Income Fund         capital appreciation by diversifying
                                   investments in bonds, other fixed-income investments and stocks.

4 Allocation Funds Prospectus

--------------------------------------------------------------------------------


PRINCIPAL STRATEGY

The Fund is a Gateway fund that normally invests 20% of total assets in fixed-income securities and 80% of total assets in equity securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles.

We do not select individual securities for investment, rather, we buy substantially all of the securities of various indexes to replicate the total return of the index. We use an asset allocation model to allocate and reallocate assets among common stocks (S&P 500 Index), U.S. Treasury bonds (Lehman Brothers 20+ Bond Index) and money market instruments, operating from a target allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.

The Fund is a Gateway fund that invests 65% in equity securities and 35% in fixed-income securities by investing in selected core portfolios representing various investment styles. We invest the equity portion of the Fund with an emphasis in large company, income equity and S&P 500 Index securities, and also invest in small cap and international portfolios. We invest the fixed-income portion of the Fund with an emphasis on investment grade securities with intermediate maturities.

The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style"approach designed to minimize the risk of investing in a single investment style.

The Fund is a Gateway fund that normally invests 20% of total assets in equity securities and 80% of total assets in fixed-income securities. The equity portion of the Fund's portfolio uses 5 different equity investment styles. The fixed income portion of the Fund's portfolio uses 4 different fixed-income investment styles.

                                                   Allocation Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 34; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities
     Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory, information and diplomatic risks.

     Debt Securities
     The Funds may invest in debt securities,such as notes and bonds,which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     6 Allocation Funds Prospectus

--------------------------------------------------------------------------------

FUND                               SPECIFIC RISKS

                                   The Asset Allocation Fund uses an investment
                                   model that seeks undervalued asset classes.
                                   There is no guarantee that the asset
                                   allocation model will make accurate
                                   determinations or that an asset class we
Asset Allocation Fund              believe is undervalued will perform as
                                   expected. We may incur higher than average portfolio turnover resulting from allocation shifts recommended by the model. Portfolio turnover increases transaction costs and may trigger capital gains.

                                   These Funds invest in smaller companies that
                                   may be more volatile than investments in
                                   larger companies. Smaller companies also may
                                   have higher failure rates than larger
                                   companies. Investments in foreign markets may
                                   also present special risks, including
                                   currency, political, diplomatic, regulatory
                                   and liquidity risks. The Funds also are
Aggressive Balanced-Equity,        subject to leverage risk, which is the risk
Growth Balanced and                that some small transactions may multiply
Moderate Balanced Funds            smaller market movements into large changes
                                   in a Fund's net asset value. This risk may occur when a Fund borrows money or enters into transactions that have a similar effect, such as short sales and forward commitment transactions. This risk also may occur when a Fund makes investment in derivatives, such as options or futures contracts.

                                   We may invest in debt securities that are in
                                   low or below investment grade categories, or
                                   are unrated or in default at the time of
                                   purchase. Such debt securities have a much
                                   greater risk of default (or in the case of
                                   bonds currently in default, of not returning
                                   principal) and are more volatile than higher-
                                   rated securities of similar maturity. The
                                   value of such debt securities will be
                                   affected by overall economic
                                   conditions, interest rates, and the
                                   creditworthiness of the individual issuers.
                                   Additionally, these lower rated debt
Strategic Income Fund              securities may be less liquid and more
                                   difficult to value than higher rated
                                   securities.

                                   Stocks of the smaller and medium-sized
                                   companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                                    Allocatin Funds Prospectus 7

Performance History
-------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-,five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Institutional Class for the Asset Allocation Fund in this Prospectus is a new class of shares, so performance history is not available.

     Aggressive Balanced-Equity Fund Institutional Class Calendar Year Returns (%)*

     1998                24.21

     Best Qtr.: Q4 `98 . 20.01%    Worst Qtr.: Q3 `98 . -8.89%

     * The Fund's year-to-date performance through September 30, 1999 was 4.46%.

     Average annual total return (%)
                                                                               Since
     for the period ended 12/31/98                        1 year            Inception
     Institutional Class (Incept. 12/02/97)               24.21               22.39
     S&P 500 Index/1/                                     28.58               28.23
     LB Gov't. /Corp. Bond Index/2/                        9.47                9.80

     1. S&P 500 is a registered trademark of Standard & Poor's.
     2. Lehman Brothers Government/Corporate Bond Index.

8   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Growth Balanced Fund Institutional Class Calendar Year Returns (%)*

     1990           1.95
     1991          27.91
     1992           5.58
     1993          10.26
     1994          -0.14
     1995          23.25
     1996          14.25
     1997          20.77
     1998          22.45

     Best Qtr.: Q4 `98 . 16.86%          Worst Qtr.: Q3 `90 . -10.02%

     * The Fund's year-to-date performance through September 30, 1999 was 3.38%.

     Average annual total return (%)
                                                                                                 Since
     for the period ended 12/31/98                         1 year            5 years          Inception/4/
     Institutional Class (Incept.11/11/94)/1/               22.45              15.77             13.91
     S&P 500 Index/2/                                       28.58              24.06             18.44
     LB Gov't. /Corp. Bond Index/3/                          9.47               7.30              9.31

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2.  S&P 500 is a registered trademark of Standard & Poor's.
     3.  Lehman Brothers Government/Corporate Bond Index.
     4.  April 30, 1989.

                                                  Allocation Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns (%)*

     1990                  4.30
     1991                 20.81
     1992                  6.03
     1993                  8.86
     1994                  0.42
     1995                 18.36
     1996                 10.11
     1997                 16.00
     1998                 16.74

     Best Qtr.: Q4 `98 . 10.19%    Worst Qtr.: Q3 `90 . -5.70%

     * The Fund's year-to-date performance through September 30, 1999 was 2.63%.

     Average annual total return (%)
                                                                                                  Since
     for the period ended 12/31/98                         1 year            5 years          Inception/4/
     Institutional Class (Incept.11/11/94)/1/                 16.74             12.13               11.61
     S&P 500 Index/2/                                         28.58             24.06               18.44
     LB Gov't. /Corp. Bond Index/3/                            9.47              7.30                9.31

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. Lehman Brothers Government/Corporate Bond Index.
     4. April 30, 1989.

10 Allocation Funds Prospectus

------------------------------------------------------------------------------

     Strategic Income Fund Institutional Class Calendar Year Returns (%)*

     1990                5.70
     1991               16.90
     1992                6.05
     1993                7.77
     1994                0.49
     1995               15.11
     1996                7.99
     1997               13.23
     1998               12.44

     Best Qtr.: Q2 `97 . 6.21%           Worst Qtr.: Q3 `90 . -3.01%

     * The Fund's year-to-date performance through September 30, 1999 was 1.57%.

     Average annual total return (%)
                                                                                          Since
     for the period ended 12/31/98                      1 year         5 years        Inception/4/
     Institutional Class (Incept. 11/11/94)/1/          12.44           9.72               9.71
     S&P 500 Index/2/                                   28.58          24.06              18.44
     LB Gov't. /Corp. Bond Index/3/                      9.47           7.30               9.31

     1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. Lehman Brothers Government/Corporate Bond Index.
     4. April 30, 1989.

                                                 Allocation Funds Prospectus  11

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Expenses include core and Gateway fees, where applicable.

SHAREHOLDER FEES

                                                                                                                All Funds
 ------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                               None
Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value ("NAV")
at purchase or the NAV at redemption)                                                                              None
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------------------------------------------------------------------
                                                                           Aggressive Balanced-   Asset Allocation
                                                                                Equity Fund             Fund
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                     0.86%              0.80%
Distribution (12b-1) Fees                                                           0.00%              0.00%
Other Expenses/1/                                                                   0.45%              0.25%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.31%              1.05%
-------------------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                                                      0.31%              0.06%
-------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                        1.00%              0.99%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                            Growth Balanced         Moderate Balanced           Strategic Income
                                                                Fund                       Fund                       Fund
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 0.84%                      0.80%                      0.75%
Distribution (12b-1) Fees                                       0.00%                      0.00%                      0.00%
Other Expenses/1/                                               0.27%                      0.27%                      0.28%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.11%                      1.07%                      1.03%
--------------------------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                                  0.18%                      0.19%                      0.23%
--------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                    0.93%                      0.88%                      0.80%
--------------------------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from closing date of the reorganization (two years for the Asset Allocation fund.) After this time, the Advisor, with Board approval,may reduce or eliminate such waivers.

12 Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------
                                    Aggressive Balanced-      Asset Allocation
                                         Equity Fund                Fund
------------------------------------------------------------------------------
1  YEAR                                    $   102                   $   101
3  YEARS                                   $   385                   $   328
5  YEARS                                   $   688                   $   574
10  YEARS                                  $ 1,552                   $ 1,277
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                  Growth Balanced      Moderate Balanced     Strategic Income
                      Fund                  Fund                   Fund
------------------------------------------------------------------------------
 1  YEAR              $    95               $   90                 $    82
 3  YEARS             $   335               $  321                 $   305
 5  YEARS             $   594               $  572                 $   546
10  YEARS             $ 1,336               $1,289                 $ 1,232
-------------------------------------------------------------------------------

                                                  Allocation Funds Prospectus 13

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolio(s). References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted are defined in the Glossary.


14   Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Aggressive Balanced-Equity Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios to achieve a more "aggressive" capital appreciation stance. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities. The Fund currently invests in 13 core portfolios.

     ---------------------------------------------------------------------------
     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of the Fund's portfolio uses 3 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be short-term (generally, 3 years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

16   Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:


     Investment Style/Portfolios                  Allocation

     Diversified Equity Style                         80%
     Index Portfolio                                  20%
     Equity Income Portfolio                          20%
     Large Company Style                              20%
     Large Company Growth Portfolio                   16%
     Disciplined Growth Portfolio                      4%
     Diversified Small Cap Style                       8%
     Small Cap Index Portfolio                         2%
     Small Company Growth Portfolio                    2%
     Small Company Value Portfolio                     2%
     Small Cap Value Portfolio                         2%
     International Style                              12%
     International Portfolio                           8%
     International Equity Portfolio                    4%
     Diversified Bond Style                           20%
     Managed Fixed-Income Portfolio                 10.0%
     Strategic Value Bond Portfolio                  3.3%
     Positive Return Bond Portfolio                  6.7%

     TOTAL FUND ASSETS                               100%


                                                 Allocation Funds Prospectus  17

Aggressive Balanced-Equity Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 48 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 50 for the professional summaries for these managers.


     Core                        Sub-Advisor      Portfolio Manager(s)

     Index                       WCM              David D. Sylvester and
                                                  Laurie R. White
     Equity Income               WCM              David L. Roberts, CFA and
                                                  Gary J. Dunn
     Large Company Growth        Peregrine        John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA
     Disciplined Growth          Smith            Stephen S. Smith, CFA
     Small Cap Index             WCM              David D. Sylvester and
                                                  Laurie R. White
     Small Company Growth        Peregrine        Robert B. Mersky, CFA and
                                                  Paul E. von Kuster, CFA
     Small Company Value         Peregrine        Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA
     Small Cap Value             Smith            Stephen S. Smith, CFA
     International               Schroder         Michael Perelstein
     International Equity        WCM              Katherine Schapiro, CFA and
                                                  Stacey Ho, CFA
     Managed Fixed-Income        Galliard         Richard Merriam, CFA and
                                                  Ajay Mirza
     Strategic Value Bond        Galliard         Richard Merriam, CFA,
                                                  John Huber and
                                                  David Yim
     Positive Return Bond        Peregrine        William D. Giese, CFA and
                                                  Patricia Burns
     ---------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

18   Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON DECEMBER 2, 1997
                                                --------------------------------
                                                 May 31,     May 31,
For the period ended:                             1999       1998
                                                --------------------------------
Net asset value,beginning of period             $ 11.04        $ 10.00

Income from investment operations:
  Net investment income (loss)                     0.15           0.06
  Net realized and unrealized gain (loss)
    on investments                                 1.83           0.99

Total from investment operations                   1.98           1.05

Less distributions:
  Dividends from net investment income            (0.09)         (0.01)
  Distributions from net realized gain             0.00           0.00

Total from distributions                          (0.09)         (0.01)

Net asset value, end of period                  $ 12.93        $ 11.04

Total return (not annualized)/4/                  17.98%         10.55%

Ratios/supplemental data:
  Net assets, end of period (000s)              $31,975        $ 8,872

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets          1.00%/1/       1.00%/1/
  Ratio of net investment income (loss) to
    average net assets                             1.34%/1/       1.58%/1/

Portfolio turnover                                 N/A/2/         N/A/2/

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)/3/                                  1.36%/1/       2.29%/1/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                            0.98%/1/       0.29%/1/
--------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                  Allocation Funds Prospectus 19

Asset Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

     ---------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index to match the total return of the S&P 500 Index as closely as possible;

     . Bond Investments--We invest in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

     . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

     .   In interest rate and index swaps; and

     . Up to 25% of total assets in foreign obligations qualifying as money market investments.

     We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

     We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return. The Fund is a diversified portfolio.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of long-term total return.

20  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

-------------------------------------------------------------------------------

     Financial Highlights
     The Institutional Class for the Funds in this Prospectus are a new class of shares, so the financial highlight information is not available.

                                                Allocation Funds Prospectus   21

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversified investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests in fixed-income and equity core portfolios in varying proportions, with an emphasis on equity portfolios. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The Fund currently invests in 13 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The Fund invests the equity portion of its portfolio in 5 different equity investment core portfolios. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. At least 25% of our total assets will be invested in fixed-income securities.

     The percentage of the Fund's assets invested in different core portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to re-establish the current allocation.

     As market or other conditions change, the investment advisor may attempt to enhance the Fund's returns by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the Advisor does not anticipate making a substantial number of percentage changes. When the Advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the Advisor believes that a change will be short-term (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.


22  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation

     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                             Allocation

       Diversified Equity Style                                     65%
          Index Portfolio                                         16.3%
          Equity Income Portfolio                                 16.3%
          Large Company Style                                     16.3%
          Large Company Growth Portfolio                          13.0%
          Disciplined Growth Portfolio                             3.3%
       Diversified Small Cap Style                                 6.5%
          Small Cap Index Portfolio                              1.625%
          Small Company Growth Portfolio                         1.625%
          Small Company Value Portfolio                          1.625%
          Small Cap Value Portfolio                              1.625%
       International Style                                         9.8%
          International Portfolio                                 7.35%
          International Equity Portfolio                          2.45%
       Diversified Bond Style                                       35%
          Managed Fixed-Income Portfolio                          17.5%
          Strategic Value Bond Portfolio                           5.8%
          Positive Return Bond Portfolio                          11.7%

     TOTAL FUND ASSETS                                             100%

     ---------------------------------------------------------------------------

     Portfolio Management Please see the "Description of Core Portfolios" section on page 48 for the objective and principal strategy of each portfolio, and the "Portfolio Managers" section on page 50 for the professional summaries for these managers.

     Core Portfolio                 Sub-Advisor        Portfolio Manager(s)

     Positive Return Bond           Peregrine          William D. Giese, CFA
                                                       and Patricia Burns
     Strategic Value Bond           Galliard           Richard Merriam, CFA,
                                                       John Huber and David Yim
     Managed Fixed-Income           Galliard           Richard Merriam, CFA and
                                                       Ajay Mirza
     Index                          WCM                David D. Sylvester and
                                                       Laurie R. White
     Equity Income                  WCM                David L.Roberts, CFA and
                                                       Gary J. Dunn, CFA
     Large Company Growth           Peregrine          John S. Dale, CFA and
                                                       Gary E. Nussbaum, CFA
     Disciplined Growth             Smith              Stephen S. Smith, CFA
     Small Cap Index                WCM                David D. Sylvester and
                                                       Laurie R. White
     Small Company Growth           Peregrine          Robert B. Mersky, CFA and
                                                       Paul E. von Kuster, CFA
     Small Company Value            Peregrine          Tasso H. Coin, Jr., CFA
                                                       and Douglas G. Pugh, CFA
     Small Cap Value                Smith              Stephen S. Smith, CFA
     International                  Schroder           Michael Perelstein
     International Equity           WCM                Katherine Schapiro, CFA
                                                       and Stacey Ho, CFA


                                                 Allocation Funds Prospectus  23

Growth Balanced Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of fixed-income securities and the risks of equity securities discussed in the Summary of Important Risks on page 6.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

24  Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                                   INSTITUTIONAL CLASS SHARES--
                                                                   COMMENCED ON NOVEMBER 11, 1994
                                                                  ------------------------------------------------------------------
                                                                    May 31,       May 31,      May 31,      May 31,      Oct. 31,
  For the period ended:                                              1999          1998         1997         1996          1995
                                                                  ------------------------------------------------------------------
  Net asset value, beginning of period                             $  28.06      $  24.77     $  22.83     $  21.25     $  17.95

  Income from investment operations:
    Net investment income (loss)                                       0.60          0.58         0.62         0.31         0.47
    Net realized and unrealized gain (loss)
      on investments                                                   3.88          4.52         2.86         1.95         2.83

  Total from investment operations                                     4.48          5.10         3.48         2.26         3.30

  Less distributions:
    Dividends from net investment income                              (0.58)        (0.60)       (0.63)       (0.51)        0.00
    Distributions from net realized gain                              (1.03)        (1.21)       (0.91)       (0.17)        0.00

  Total from distributions                                            (1.61)        (1.81)       (1.54)       (0.68)        0.00

  Net asset value, end of period                                   $  30.93      $  28.06     $  24.77     $  22.83     $  21.25

  Total return (not annualized)                                       16.38%        21.40%       15.81%       10.87%       18.38%

  Ratios/supplemental data:
    Net assets, end of period (000s)                               $850,503      $665,758     $503,382     $484,641     $374,892

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                            0.93%/1/      0.93%/1/     0.94%/1/     0.98%/1/     0.99%/1/
    Ratio of net investment income (loss) to
      average net assets                                               2.16%/1/      2.38%/1/     2.47%/1/     2.66%/1/     2.63%/1/

  Portfolio turnover                                                    N/A/2/        N/A/2/     24.33%       38.78%       41.04%

  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses (annualized)                   1.13%/1/      1.09%/1/     1.16%/1/     1.16%/1/     1.23%/1/

  Ratio of net investment income (loss) to average
    net assets prior to waived fees and reimbursed
    expenses (annualized)                                              1.96%/1/      2.22%/1/     2.25%/1/     2.48%/1/     2.39%/1/
------------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.

                                                  Allocation Funds Prospectus 25

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund designed for investors seeking roughly equivalent exposure to fixed-income securities and equity securities. The Fund's portfolio is evenly balanced between fixed-income and equity securities and uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. The Fund currently invests in 14 core portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses 5 different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed-income portion of each Balanced Fund's portfolio uses 4 different fixed-income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund.

     The percentage of the Fund's assets invested in different styles may temporarily deviate from the Fund's current allocation due to changes in market values. During such periods, the Fund may not achieve its objective. The investment advisor will effect transactions periodically to reestablish the current allocation. We invest at least 25% of our total assets in fixed-income securities.

     As market or other conditions change, the investment advisor may attempt to enhance the returns of the Fund by changing the percentage of Fund assets invested in fixed-income and equity securities. The Fund also may invest in more or fewer Portfolios or invest directly in portfolio securities. Absent unstable market conditions, the investment advisor does not anticipate making a substantial number of percentage changes. When the investment advisor believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When the investment advisor believes that a change will be temporary (generally, three years or less), it may effect the change by using futures contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

26 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                          Allocation

     Diversified Bond Style                                   45%
     Positive Return Bond Portfolio                         15.0%
     Strategic Value Bond Portfolio                          7.5%
     Managed Fixed-Income Portfolio                         22.5%
     Stable Income Portfolio                                  15%
     Diversified Equity Style                                 40%
     Index Portfolio                                          10%
     Equity Income Portfolio                                  10%
     Large Company Style                                      10%
     Large Company Growth Portfolio                            8%
     Disciplined Growth Portfolio                              2%
     Diversified Small Cap Style                               4%
     Small Cap Index Portfolio                                 1%
     Small Company Growth Portfolio                            1%
     Small Company Value Portfolio                             1%
     Small Cap Value Portfolio                                 1%
     International Style                                       6%
     International Portfolio                                 4.5%
     International Equity Portfolio                          1.5%
     TOTAL FUND ASSETS                                       100%


                                                  Allocation Funds Prospectus 27

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 48 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 50 for the professional summaries for these managers.

     Core                           Sub-Advisor      Portfolio Manager(s)

     Positive Return Bond           Peregrine        William D. Giese, CFA and
                                                     Patricia Burns
     Strategic Value Bond           Galliard         Richard Merriam, CFA,
                                                     John Huber and David Yim
     Managed Fixed-Income           Galliard         Richard Merriam, CFA and
                                                     Ajay Mirza
     Stable Income                  Galliard         Karl P. Tourville and
                                                     John Huber
     Index                          WCM              David D. Sylvester and
                                                     Laurie R. White
     Equity Income                  WCM              David L. Roberts, CFA and
                                                     Gary J. Dunn, CFA
     Large Company Growth           Peregrine        John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Disciplined Growth             Smith            Stephen S. Smith, CFA
     Small Cap Index                WCM              David D. Sylvester and
                                                     Laurie R. White
     Small Company Growth           Peregrine        Robert B. Mersky, CFA and
                                                     Paul E.von Kuster, CFA
     Small Company Value            Peregrine        Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Small Cap Value                Smith            Stephen S. Smith, CFA
     International                  Schroder         Michael Perelstein
     International Equity           WCM              Katherine Schapiro, CFA and
                                                     Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     Investments in the Fund will be subject both to the risks of debt securities and the risks of equity securities discussed in the Common Risks section.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

28 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                                   INSTITUTIONAL CLASS SHARES--
                                                                   COMMENCED ON NOVEMBER 11, 1994
                                                                 -------------------------------------------------------------------
                                                                     May 31,       May 31,    May 31,    May 31,    Oct. 31,
  For the period ended:                                                1999         1998       1997       1996       1995
                                                                 -------------------------------------------------------------------
  Net asset value, beginning of period                            $  22.98       $  21.59     $  20.27     $  19.84     $  17.25

  Income from investment operations:
    Net investment income (loss)                                      0.75           0.80         0.77         0.46         0.65
    Net realized and unrealized gain (loss)
      on investments                                                  1.94           2.72         1.60         0.89         1.94

  Total from investment operations                                    2.69           3.52         2.37         1.35         2.59

  Less distributions:
    Dividends from net investment income                             (0.75)         (0.86)       (0.76)       (0.66)        0.00
    Distributions from net realized gain                             (0.78)         (1.27)       (0.29)       (0.26)        0.00

  Total from distributions                                           (1.53)         (2.13)       (1.05)       (0.92)        0.00

  Net asset value, end of period                                  $  24.14       $  22.98     $  21.59     $  20.27     $  19.84

  Total return (not annualized)                                      12.02%         17.04%       12.04%        7.03%       15.01%

  Ratios/supplemental data:
    Net assets, end of period (000s)                              $527,693       $464,384     $418,680     $398,005     $373,998

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                           0.88%/1/       0.88%/1/     0.88%/1/     0.90%/1/     0.92%/1/
    Ratio of net investment income (loss) to
      average net assets                                              3.26%/1/       3.57%/1/     3.70%/1/     3.95%/1/     3.76%/1/

  Portfolio turnover                                                   N/A/2/         N/A/2/     45.33%       52.71%       62.08%

  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses (annualized)                  1.09%/1/       1.05%/1/     1.04%/1/     1.04%/1/     1.11%/1/

  Ratio of net investment income (loss) to average
    net assets prior to waived fees and reimbursed                    3.05%/1/       3.40%/1/     3.54%/1/     3.81%/1/     3.57%/1/
    expenses (annualized)
------------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio

                                                  Allocation Funds Prospectus 29

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments, and stocks.

--------------------------------------------------------------------------------
     Investment Strategies
     The Fund is a Gateway fund that is designed for investors seeking to invest in fixed-income securities with limited exposure to equity securities. The Fund currently invests in 14 core portfolios.

     The Fund invests the fixed-income portion of its portfolio in: the same 3 Portfolios as the Diversified Bond Fund; in the Stable Income Portfolio; and in the Money Market Portfolio. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses the 5 different equity investment styles of the Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     .    corporate bonds;

     .    a wide range of income producing securities;

     . debt securities that are below investment grade including high risk securities; and

     .    foreign issues.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital appreciation.

30 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

     Investment Style/Portfolios                              Allocation

          Diversified Bond Style                                55%
          Positive Return Bond Portfolio                      18.3%
          Strategic Value Bond Portfolio                       9.2%
          Managed Fixed-Income Portfolio                      27.5%
          Stable Income Portfolio                               25%
          Diversified Equity Style                              20%
          Index Portfolio                                        5%
          Equity Income Portfolio                                5%
          Large Company Style                                    5%
          Large Company Growth Portfolio                         4%
          Disciplined Growth Portfolio                           1%
          Diversified Small Cap Style                            2%
          Small Cap Index Portfolio                            0.5%
          Small Company Growth Portfolio                       0.5%
          Small Company Value Portfolio                        0.5%
          Small Cap Value Portfolio                            0.5%
          International Style                                    3%
          International Portfolio                             2.25%
          International Equity Portfolio                      0.75%
     TOTAL FUND ASSETS                                         100%


                                                  Allocation Funds Prospectus 31

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Core Portfolios" section on page 48 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 50 for the professional summaries for these managers.


     Core Portfolio                Sub-Advisor    Portfolio Manager(s)

     Positive Return Bond          Peregrine      William D. Giese, CFA and
                                                  Patricia Burns
     Strategic Value Bond          Galliard       Richard Merriam, CFA,
                                                  John Huber and David Yim
     Managed Fixed-Income          Galliard       Richard Merriam, CFA and
                                                  Ajay Mirza
     Stable Income                 Galliard       Karl P. Tourville and
                                                  John Huber
     Index                         WCM            David D. Sylvester and
                                                  Laurie R. White
     Equity Income                 WCM            David L. Roberts, CFA and
                                                  Gary J. Dunn, CFA
     Large Company Growth          Peregrine      John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA
     Disciplined Growth            Smith          Stephen S. Smith, CFA
     Small Cap Index               WCM            David D. Sylvester and
                                                  Laurie R. White
     Small Company Growth          Peregrine      Robert B. Mersky, CFA and
                                                  Paul E.von Kuster, CFA
     Small Company Value           Peregrine      Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA
     Small Cap Value               Smith          Stephen S. Smith, CFA
     International                 Schroder       Michael Perelstein
     International Equity          WCM            Katherine Schapiro, CFA and
                                                  Stacey Ho, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     The percentage of the Fund's assets invested in different styles of Portfolios may temporarily deviate from the Fund's current allocation due to changes in market values. The Advisor will effect transactions periodically to reestablish the current allocation.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" beginning on page 34; and the specific risks listed here. They are all important to your investment choice.

32 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING
                                                        INSTITUTIONAL CLASS SHARES --
                                                        COMMENCED ON NOVEMBER 11, 1994
                                                        ------------------------------------------------------------------
                                                        May 31,          May 31,       May 31,     May 31,     Oct.31,
For the period ended:                                    1999             1998          1997        1996        1995
                                                        ------------------------------------------------------------------
Net asset value, beginning of period                    $  19.56       $  18.47      $  18.12     $  18.21     $  16.19

Income from investment operations:
  Net investment income (loss)                              0.82           0.79          0.97         0.48         0.75
  Net realized and unrealized gain (loss)
    on investments                                          0.81           1.75          0.71         0.42         1.27

Total from investment operations                            1.63           2.54          1.68         0.90         2.02

Less distributions:
  Dividends from net investment income                     (0.84)         (0.86)        (0.95)       (0.76)        0.00
  Distributions from net realized gain                     (0.37)         (0.59)        (0.38)       (0.23)        0.00

Total from distributions                                   (1.21)         (1.45)        (1.33)       (0.99)        0.00

Net asset value, end of period                          $  19.98       $  19.56      $  18.47     $  18.12     $  18.21

Total return (not annualized)                               8.45%         14.13%         9.58%        5.14%       12.48%

Ratios/supplemental data:
  Net assets, end of period (000s)                      $263,328       $235,254      $128,777     $146,950     $136,710

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   0.80%/1/       0.80%/1/      0.81%/1/     0.82%/1/     0.82%/1/
  Ratio of net investment income (loss) to
    average net assets                                      4.22%/1/       4.47%/1/      4.38%/1/     4.65%/1/     4.67%/1/

Portfolio turnover                                           N/A/2/         N/A/2/      72.03%       56.47%       65.53%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)          1.04%/1/       1.03%/1/      0.98%/1/     0.97%/1/     1.03%/1/

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                     3.98%/1/       4.24%/1/      4.21%/1/     4.50%/1/     4.46%/1/
 ---------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.

                                                 Allocation Funds Prospectus  33

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences.You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .   We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts ("ADRs") and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

34  Allocation Funds Prospectus

------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock,bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions,events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


                                                Allocation Funds Prospectus   35

General Investment Risks
-------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-based or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds'principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above,you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

36   Allocation Funds Prospectus

-------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each.See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                              AGGRESSIVE
                                                                              BALANCED     ASSET      GROWTH   MODERATE   STRATEGIC
                                                                               EQUITY    ALLOCATION  BALANCED  BALANCED    INCOME
INVESTMENT PRACTICE                                RISK
Borrowing Policies
The ability to borrow from banks for temporary     Leverage Risk                   .         .         .         .           .
purposes to meet shareholder redemptions.

Emerging Markets
Securities of companies located or operating       Information, Political,
in countries considered developing or to have      Regulatory, Diplomatic,         .                   .         .           .
"emerging" stockmarkets. Generally, these          Liquidity and Currency
securities have the same type of risks as          Risk
foreign securities, but to a higher degree.


Floating and Variable Rate Debt
Instruments with interest rates that are           Interest Rate and               .         .         .         .           .
adjusted either on a schedule or when an           Credit Risk
index or benchmark changes.

Foreign Securities
Securities issued by a non-U.S. company or         Information,
debt securities of a foreign government in         Political, Regulatory,          .         .         .         .           .
the form of an American Depositary Receipt         Diplomatic, Liquidity
or similar instrument. Foreign securities may      and Currency Risk
also be emerging market  securities, which
are subject to the same risks, but to a higher
degree.

Forward Commitment, When-Issued and
Delayed Delivery Transactions Securities bought    Interest Rate
or sold for delivery at a later date or bought     Leverage, Credit and            .         .         .         .           .
or sold for a fixed price at a fixed date.         Experience Risk

High Yield Securities
Debt securities of lower quality that produce      Interest Rate and
generally higher rates of return. These            Credit Risk                     .                   .         .           .
securities, also known as "junk  bonds," tend
to be more sensitive to economic conditions and
during sustained periods of rising interest
rates, may experience interest and/or principal
defaults.

Illiquid Securities
A security that cannot be readily sold, or         Liquidity Risk
cannot be readily sold without negatively                                          .         .         .         .           .
affecting its fair price. Limited to 15% of
total assets.

                                                 Allocation Funds Prospectus  37

General Investment Risks
--------------------------------------------------------------------------------

                                                                                AGGRESSIVE
                                                                                 BALANCED  ASSET      GROWTH    MODERATE  STRATEGIC
                                                                                 EQUITY    ALLOCATION  BALANCED  BALANCED  INCOME

INVESTMENT PRACTICE                                        RISK
Loan Participations
Debt obligations that represent a portion of a larger      Credit Risk                                                       .
loan made by a bank. Generally sold without guarantee
or recourse, some participations sell at a discount
because of the borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers     Credit, Counter-
and financial institutions to increase return on those     Party and Leverage
securities. Loans may be made up to Investment Company     Risk                      .          .         .         .         .
Act of 1940 limits (currently one-third of total assets
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests    Interest Rate,
in pools of consumer loans, such as mortgage loans, car    Credit, Prepayment
loans, credit card debt or receivables held in trust.      and Experience Risk       .         .         .         .         .

Options
The right or obligation to receive or deliver a security   Credit,Information
or cash payment depending on the security's price or the   and Liquidity Risk
performance of an index or benchmark.Types of options                                .         .         .         .         .
used may include: options on securities, options on a
stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual       Market Risk
fund. A pro rata portion of the other fund's expenses, in                             .         .         .         .         .
addition to the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or   Liquidity Risk            .         .         .         .         .
may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees     Credit and                .         .         .         .         .
to buy back a security at an agreed upon time and price,   Counter-Party Risk
usually with interest.

Stripped Obligations
Securities that give ownership to either future payments   Interest Rate Risk
of interest or a future payment of principal,but not both.                                               .                   .
These securities tend to have greater interest rate
sensitivity than conventional debt.

   38 Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized on March
10, 1999, as a Delaware business trust. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 47 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                                                         BOARD OF TRUSTEES

                                                 Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

               INVESTMENT ADVISOR                                                                   CUSTODIAN
     Wells Fargo Bank, N.A.                                                Norwest Bank Minnesota, N.A.
     525 Market St., San Francisco, CA                                     6th & Marquette, Minneapolis, MN

     Manages the Funds' investment activities                              (Growth Balanced Fund)

                                                                           Barclays Global Investors, N.A.
                                                                           45 Fremont St., San Francisco, CA

                                                                           (Asset Allocation and Index Allocation Funds)
                                                                           Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                    INVESTMENT SUB-ADVISOR(S)

                                                          Varies by Fund

                                       See Individual Fund Description for Fund descriptions
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                                                                    SHAREHOLDER
                                                                     TRANSFER                        SERVICING
          DISTRIBUTOR         ADMINISTRATOR                           AGENT                            AGENTS

     Stephens Inc.            Wells Fargo Bank, N.A.             Boston Financial Data              Various Agents
     111 Center St.           525 Market St.                     Services, Inc.
     Little Rock, AR          San Francisco, CA                  Two Heritage Dr.
                                                                 Quincy, MA

     Markets the Funds        Manages the                        Maintains records                  Provide
     and distributes          Funds' business                    of shares and                      services to
     Fund shares              activities                         supervises the payment             customers
                                                                 of dividends
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                            FINANCIAL SERVICES FIRMS AND SELLING AGENTS

                               Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------
                                                                .

                                                           SHAREHOLDERS

                                                  Allocation Funds Prospectus 39

Organization and Management of the Funds
--------------------------------------------------------------------------------

     In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for the Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing investment advisory services to the Asset Allocation Fund, Wells Fargo is entitled to receive a fee of 0.80% of the Fund's average annual net assets.

     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds are Gateway funds that invest in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for providing advisory services to each Fund including each Fund's investments in the various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, the core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

     Dormant Investment Advisory Arrangements
     Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

     The Sub-Advisors
     Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors ("BGI") and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Asset Allocation Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of June 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $687 billion.

     Wells Capital Management Incorporated ("WCM"), Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine"), wholly owned subsidiaries of Norwest Bank Minnesota, N.A., and Smith Asset Management Group, LP ("Smith Group") are each sub-advisors to certain core portfolios in which the Aggressive Growth-Balanced, Growth Balanced, Moderate Balanced and Strategic Income Funds invest.

     WCM is a wholly owned investment advisor subsidiary of Wells Fargo Bank, N.A. WCM provides advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of June 30, 1999, WCM provided advisory services for over $42 billion in assets.

     Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of June 30, 1999, Peregrine managed approximately $6.9 billion in assets.

40 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisor subsidiary of Norwest Bank Minnesota, N.A. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 1999, Galliard managed approximately $5.4 billion in assets.

     Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 30, 1999, the Smith Group managed over $818 million in assets.

     The Administrator
     Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trust's Trustees. For providing administration services Wells Fargo Bank is entitled to receive a fee of 0.15% of each Fund's average annual net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                  Allocation Funds Prospectus 41

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

42 Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                  Allocation Funds Prospectus 43

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

      GENERAL NOTES FOR SELLING SHARES

     . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

44 Allocation Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions:a sale of shares of one Fund and the purchase of another.In general, the same rules and procedures that apply to sales and purchases apply to exchanges.There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

                                                  Allocation Funds Prospectus 45

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds declare and pay any dividends at least annually and make capital gains distributions annually. The Asset Allocation Fund pays dividends, if any, periodically and makes any capital gain distributions at least annually. Contact your Institution for distribution options.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short-term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

     In general, all distributions will be taxable to you when paid even if they are paid in additional Fund shares. However, distributions declared in October, November and December are distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents may also be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

46 Allocation Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust           Predecessor Fund

          Aggressive Balanced-Equity Fund   Norwest Advantage Aggressive Balanced-Equity Fund

          Asset Allocation Fund             Stagecoach Asset Allocation Fund

          Growth Balanced Fund              Norwest Advantage Growth Balanced Fund

          Moderate Balanced Fund            Norwest Advantage Moderate Balanced Fund

          Strategic Income Fund             Norwest Advantage Strategic Income Fund

                                                  Allocation Funds Prospectus 47

Description of Core Portfolios
--------------------------------------------------------------------------------

     FUND                               OBJECTIVE

                                        The Portfolio seeks capital appreciation
     Disciplined Growth Portfolio       by investing in common stocks of larger
                                        companies.


                                        The Portfolio seeks to provide long-term
     Equity Income Portfolio            capital appreciation consistent with
                                        above-average dividend income.


                                        The Portfolio seeks to replicate the
     Index Portfolio                    return of the S&P 500 Index with minimum
                                        tracking error and to minimize
                                        transaction costs.


                                        The Portfolio seeks to provide long-term
     International Portfolio            capital appreciation by investing
                                        directly or indirectly in high-quality
                                        companies based outside the United
                                        States.


                                        The Portfolio seeks total return, with
     International Equity               an emphasis on capital appreciation,
     Portfolio                          over the long-term by investing in
                                        equity securities of companies located
                                        or operating in developed non-U.S.
                                        countries and in emerging markets of the world


                                        The Portfolio seeks to provide long-term
     Large Company Growth               capital appreciation by investing
     Portfolio                          primarily in large, high-quality
                                        domestic companies that the advisor
                                        believes have superior growth potential.


     Managed Fixed-Income               The Portfolio seeks consistent
     Portfolio                          fixed-income returns by investing
                                        primarily in investment grade
                                        intermediate-term securities.


                                        The Portfolio seeks positive total
     Positive Return Bond Portfolio     return each calendar year regardless of
                                        general bond market performance by
                                        investing in a portfolio of high quality
                                        U.S. Government securities and corporate fixed-income securities.


                                        The Portfolio seeks to replicate the
     Small Cap Index Portfolio          total return of the S&P Small Cap 600
                                        Index with minimum tracking error and to minimize transaction costs.


                                        The Portfolio seeks capital appreciation
     Small Cap Value Portfolio          by investing in common stocks of smaller
                                        companies.


     Small Company Growth               The Portfolio seeks to provide long-term
     Portfolio                          capital appreciation by investing in
                                        smaller domestic companies.


                                        The Portfolio seeks to provide long-term
                                        capital appreciation by investing
     Small Company Value Portfolio      primarily in common stocks of smaller
                                        companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of June
                                        1999 was $1.4 billion, but is expected
                                        to change frequently.

                                        The Portfolio seeks total return by
     Strategic Value Bond Portfolio     investing primarily in
                                        income-producing securities.

48 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Portfolio seeks higher long-term returns by investing primarily in the common stocks of companies that, in the view of the advisor, possess above-average potential for growth. The Portfolio invests in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations.

     Under normal circumstances, the Portfolio holds stocks representing 100% of the capitalization-weighted market values of the S&P 500 Index.

     In general, the Portfolio will invest only in securities of companies and governments in countries that the advisor, in its judgment, considers both politically and economically stable. The Portfolio may invest more than 25% of its total assets in investments in a particular country, region, or type of investment. The Portfolio also invests in securities of emerging market countries.

     The advisor expects that securities held in the Portfolio will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S. They apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     The advisor considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index, which was $3.7 billion as of June 1999, but is expected to change frequently.

     The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

     The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

     Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market value of the S&P 600 Small Cap Index.

     The Portfolio will normally invest substantially all of its assets in securities of companies with market capitalizations that reflect the market capitalization of companies included in the Russell 2000 Index, which, as of June 1999, ranged from $221.9 billion to $1.4 billion, but is expected to change frequently.

     The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index, which, as of June 1999, was $1.4 billion, but is expected to change frequently.

     The advisor focuses on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, as determined by price/earnings ratios, cash flows, or other measures.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                  Allocation Funds Prospectus 49

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Tasso H. Coin, Jr. CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin received his BBA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale received his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined WCM in 1998 as Principal for its Equity Income Team. WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of NIM. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn received a BA in Economics from Carroll College.

     William D. Giese, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Stacey Ho, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Ho joined WCM in 1997 as an International Equity Portfolio Manager. She manages international equity funds and portfolios for the Firm's institutional clients. In 1995 and 1996 she was an International Equity Portfolio Manager at Clemente Capital Management, and from 1990 to 1995 she


50 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     managed Japanese and U.S. equity portfolios for Edison International. Ms. Ho has over 10 years of international equity investment management experience. Ms. Ho received a BS in Civil Engineering from San Diego State University, a MS in Environmental Engineering from Stanford University and a MBA from the University of California at Los Angeles.

     John Huber
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

     Richard Merriam, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky has been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky received his BS in Accounting from the University of Minnesota.

     Ajay Mirza
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

                                                  Allocation Funds Prospectus 51

Portfolio Managers
--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum received a BBA in Finance and a MBA from the University of Wisconsin.

     Michael Perelstein
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Perelstein joined Schroder in 1997 as a Senior Vice President. Mr. Perelstein currently manages international portfolios and has more than 22 years of investment experience that includes more than 15 years specializing in overseas investing. Mr. Perelstein, along with the Schroder EAFE (Europe, Asia, Far East) Team, manages more than $7 billion in assets. Prior to 1997, Mr. Perelstein was a Director and a Managing Director at MacKay-Shields. Mr. Perelstein has a BA in Economics from Brandies University and a MBA from the University of Chicago.

     Douglas G. Pugh, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh has a BS in Finance and Business Administration from Drake University and a MBA from the University of Minnesota.

     David L. Roberts, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined WCM in 1998 as the Equity Income Managing Director and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He holds a BA in Mathematics from Carroll College.

     Katherine Schapiro, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1999
     Growth Balanced Fund and its predecessor since 1999
     Moderate Balanced Fund and its predecessor since 1999
     Strategic Income Fund and its predecessor since 1999
     Ms. Schapiro joined WCM in 1997 as International Equity Managing Director. She manages international equity funds and portfolios for the Firm's institutional clients. She joined WCM in 1997 from Wells Fargo Bank where she was a Portfolio Manager from 1992 to 1997. Ms. Schapiro's 18 years of investment experience includes investment management from 1988 to 1992 at Newport Pacific Management, an international investment advisory firm. Ms. Schapiro received her BA in Spanish Literature from Stanford University. She was the past President of the Security Analysts of San Francisco.

52 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Stephen S. Smith, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Asset Management Group, L.P. Mr. Smith manages the Disciplined Growth Portfolio and Small Cap Value Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith has a BS in Industrial Engineering and a MBA from the University of Alabama.

     David D. Sylvester
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester joined WCM in 1998 as the firm's Executive Vice President for Liquidity Investments. He simultaneously held the position of Managing Director for Reserve Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities, and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

     Paul E. von Kuster, CFA
     Aggressive Balanced-Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster has a BA in Philosophy from Princeton University.

     Laurie R. White
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Income Fund and its predecessor since 1996
     Ms. White joined WCM in 1998 as a Principal for the Liquidity Investments Team and simultaneously was a Director for Reserves Asset Management at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. White specializes in managing short-term securities, along with structured and derivative securities, and institutional and personal trust assets. Ms. White received a BA in Political Science from Carleton College and a MBA from the University of Minnesota.

     David Yim
     Aggressive Balanced-Equity Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                                                  Allocation Funds Prospectus 53

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

54 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Quantitatively Measured Risk
     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

                                                  Allocation Funds Prospectus 55

Glossary
--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

56 Allocation Funds Prospectus

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--------------------------------------------------------------------------------


                                   PAGE] 57

                                              This page intentionally left blank
--------------------------------------------------------------------------------


                                   PAGE] 58

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

 P002
ICA Reg. No.  NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
811-09253

                          WELLS FARGO LIFEPATH FUNDS

            PROSPECTUS

LifePath Opportunity Fund

LifePath 2010 Fund

LifePath 2020 Fund

LifePath 2030 Fund

LifePath 2040 Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                November 8
                                                                      1999

                                         This page intentionally left blank
------------------------------------------------------------------------------

Table of Contents                                                                                                     LifePath Funds
------------------------------------------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                                                    4

This section contains important             Summary of Important Risks                                                             6
summary information about the
Funds.                                      Performance History                                                                    8

                                            Summary of Expenses                                                                   14

                                            Key Information                                                                       18

------------------------------------------------------------------------------------------------------------------------------------
The Funds                                   LifePath Opportunity Fund                                                             19

This section contains important             LifePath 2010 Fund                                                                    19
information about the individual
Funds.                                      LifePath 2020 Fund                                                                    19

                                            LifePath 2030 Fund                                                                    19

                                            LifePath 2040 Fund                                                                    19

                                            General Investment Risks                                                              30

                                            Organization and Management
                                             of the Funds                                                                         36
------------------------------------------------------------------------------------------------------------------------------------
Your Investment                             A Choice of Share Classes                                                             38

Turn to this section for                    Reduced Sales Charges                                                                 41
information on how to open an
account and how to buy, sell and            Exchanges                                                                             44
exchange Fund shares
                                            Your Account                                                                          46

                                              How to Buy Shares                                                                   47

                                              How to Sell Shares                                                                  50
------------------------------------------------------------------------------------------------------------------------------------
Reference                                   Additional Services and
                                              Other Information                                                                   52
Look here for additional
information and term                        Table of Predecessors                                                                 54
definitions.
                                            Glossary                                                                              55

LifePath Funds
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.


The LifePath Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

FUND                                         OBJECTIVE
                                             The Fund is managed for investors who have retired or who are planning
LifePath Opportunity Fund                    to retire (or begin to withdraw substantial portions of their investment)
                                             approximately in the year 2000.




                                             The Fund is managed for investors planning to retire or begin to
LifePath 2010 Fund                           withdraw substantial portions of their investment approximately in the year 2010.



                                             The Fund is managed for investors planning to retire or begin to
LifePath 2020 Fund                           withdraw substantial portions of their investment approximately in the year 2020.



                                             The Fund is managed for investors planning to retire or begin to
LifePath 2030 Fund                           withdraw substantial portions of their investment approximately in the year 2030.



                                             The Fund is managed for investors planning to retire or begin to
LifePath 2040 Fund                           withdraw substantial portions of their investment approximately in the year 2040.

4    LifePath Funds Prospectus

--------------------------------------------------------------------------------

The LifePath Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks, bonds, and money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGY

We invest in a combination of fixed-income, money market and equity securities using an asset allocation strategy that is designed to maintain the lowest risk profile of all the LifePath Funds. The LifePath Opportunity Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that about 20% of this Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2010. The LifePath 2010 Fund currently holds about 40% of its assets in stocks, 40% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the LifePath Opportunity Fund.

We invest in a combination of equity fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2020. The LifePath 2020 Fund currently holds about 67% of its assets in stocks, 27% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2030. The LifePath 2030 Fund currently holds about 80% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2040. The LifePath 2040 Fund currently holds about 97% of its assets in stocks, 2% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                    LifePath Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

   .  the individual fund descriptions later in this Prospectus;

   .  under the "General Investment Risks" section beginning on page 30; and

   .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The LifePath Funds invest in equity securities;and the longer time horizon Funds, such as the LifePath 2030 and LifePath 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stocks prices will fluctuate and can decline and reduce the value of a Fund's portfolio. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Securities

The LifePath Funds may invest in foreign equity and debt securities. Foreign company investments (made through American Depositary Receipts ("ADRs") and similar instruments), foreign obligations, and emerging market investments are subject to additional risk, including less liquidity and greater price volatility. A Fund's investment in foreign companies, foreign obligations, and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks. The shorter time horizon Funds generally invest less than 15% of their assets in foreign or emerging market securities. Foreign obligations, as well as securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

Fixed-Income Securities

The LifePath Funds invest in debt instruments, such as notes and bonds;and the shorter time horizon funds, such as the LifePath Opportunity and LifePath 2010 Funds, invest a majority of their assets in debt instruments. These types of investments are subject to credit risks and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. The Funds may invest in bonds of any maturity length, depending on the recommended asset allocation. However, the Funds may only invest in securities of investment grade quality, that is, ranked in the four highest categories. Debt instruments with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates, may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your

6  LifePath Funds Prospectus

--------------------------------------------------------------------------------
investment. Mortgage- and asset-backed securities and collateralized mortgage obligations ("CMOs") are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset Allocation Models

The Funds use investment models to assess market conditions and recommend asset mixes appropriate to the risk tolerance of each Fund. We seek allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the level of risk appropriated to the Fund. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected. We seek to replicate the performance of the various indexes in a Fund's allocation. During periods when an index loses value, that portion of your investment will also lose value. We may incur a higher than average portfolio turnover ratio resulting from allocation shifts recommended by the model. Portfolio turnover can result in higher fees and may trigger tax consequences.

                                                    LifePath Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception and for one-year periods are compared to the performance of several appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results.

     LifePath Opportunity Fund Class A Calendar Year Returns (%)*

     1995              17.16
     1996               6.04
     1997              10.43
     1998              10.14

Best Qtr.: Q2 '97 . 5.62%    Worst Qtr.: Q2 '98 . -1.10%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 0.75%.

Average annual total returns (%)/1/

                                                                 Since
for the period ended 12/31/98                  1 year          Inception/5/
Class A (Incept.3/1/94)                         3.85               7.16
Class B (Incept.8/1/98)/2/                      4.51               7.65
Class C (Incept.12/1/98)/2/                     8.44               7.94
S&P 500 Index/3/                               28.58              24.79
LB Gov't./Corp. Bond Index/4/                   9.47               7.71
IBC Taxable Retail Money Market Fund Index      4.94               5.28

1. Returns shown reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard & Poor's.
4. Lehman Brothers Government/Corporate Bond Index.
5. March 1, 1994.

8  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     LifePath 2010 Fund Class A Calendar Year Returns (%)*

     Year
     1995              23.56
     1996              10.50
     1997              16.27
     1998              15.67

Best Qtr.: Q4 '98 . 9.99%    Worst Qtr.: Q3 '98 . -3.57%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30,1999 was 1.96%.

Average annual total returns (%)/1/

                                                                                                Since
for the period ended 12/31/98                                  1 year                         Inception/6/
Class A (Incept.3/1/94)                                         9.00                             11.93
Class B (Incept.3/1/97)/2/                                     10.03                             12.14
Class C (Incept.12/1/98)/2/                                    14.03                             12.40
S&P 500 Index/3/                                               28.58                             24.79
MSCI/EAFE Index/4/                                             20.00                              8.06
LB Gov't./Corp. Bond Index/5/                                   9.47                              7.71
IBC Taxable Retail Money Market Fund Index                      4.94                              5.28

1. Returns shown reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard & Poor's.
4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
5. Lehman Brothers Government/Corporate Bond Index.
6. March 1, 1994.

                                                    LifePath Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

     LifePath 2020 Fund Class A Calendar Year Returns (%)*


     Year
     1995              27.13
     1996              13.21
     1997              20.90
     1998              19.59

Best Qtr.:  Q4 '98 . 14.48%    Worst Qtr.:  Q3 '98 . -6.81%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30,1999 was 2.87%.

Average annual total returns (%)/1/

                                                                                              Since
for the period ended 12/31/98                                         1 year                Inception/6/
Class A (Incept.3/1/94)                                               12.71                     14.62
Class B (Incept.3/1/97)/2/                                            14.10                     15.19
Class C (Incept.12/1/98)/2/                                           18.04                     15.42
S&P 500 Index/3/                                                      28.58                     24.79
MSCI/EAFE Index/4/                                                    20.00                      8.06
LB Gov't./Corp. Bond Index/5/                                          9.47                      7.71
IBC Taxable Retail Money Market Fund Index                             4.94                      5.28

1. Returns shown reflect applicable sales charges.
2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
3. S&P 500 is a registered trademark of Standard & Poor's.
4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
5. Lehman Brothers Government/Corporate Bond Index.
6. March 1, 1994.

10  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     LifePath 2030 Fund Class A Calendar Year Returns (%)*

     1995              30.76
     1996              15.32
     1997              24.14
     1998              22.40

     Best Qtr.: Q4 '98 . 17.93%    Worst Qtr.: Q3 '98 . -9.23%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 2.79%.

          Average annual total returns (%)/1/
                                                                      Since
          for the period ended 12/31/98              1 year         Inception/6/
          Class A (Incept.3/1/94)                    15.36             16.85
          Class B (Incept.3/1/97)/2/                 16.78             17.42
          Class C (Incept.12/1/98)/2/                20.73             17.63
          S&P 500 Index/3/                           28.58             24.79
          MSCI/EAFE Index/4/                         20.00              8.06
          LB Gov't./Corp. Bond Index/5/               9.47              7.71

     1. Returns shown reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
     5. Lehman Brothers Government/Corporate Bond Index.
     6. March 1, 1994.

                                                 LifePath Funds Prospectus    11

Performance History
--------------------------------------------------------------------------------

     LifePath 2040 Fund Class A Calendar Year Returns (%)*

     1995          32.21
     1996          18.41
     1997          26.49
     1998          25.17

     Best Qtr.: Q4 `98 . 21.54%    Worst Qtr.: Q3 `98 . -11.63%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 4.11%.

         Average annual total returns (%)/1/
                                                                      Since
         for the period ended 12/31/98              1 year         Inception/6/
         Class A (Incept.3/1/94)                     17.98            19.01
         Class B (Incept.3/1/97)/2/                  19.61            19.58
         Class C (Incept.7/1/98)/2/                  23.60            19.79
         S&P 500 Index/3/                            28.58            24.79
         MSCI/EAFE Index/4/                          20.00             8.06
         LB Gov't./Corp. Bond Index/5/                9.47             7.71

     1. Returns shown reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
     5. Lehman Brothers Government/Corporate Bond Index.
     6. March 1,  1994.

12    LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

LifePath Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

-------------------------------------------------------------------------------------------------------------------
                                                                                   All Funds   All Funds   All Funds
                                                                                   ---------------------------------
                                                                                    CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                                      5.75%      None        None

Maximum deferred sales charge (load) (as a percentage of the lower of
the net asset value ("NAV") at purchase or the NAV at redemption)                    None/1/    5.00%       1.00%
--------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------------------
                                                                LifePath                         LifePath
                                                            Opportunity Fund                     2010 Fund
                                                      --------------------------------------------------------------
                                                      CLASS A    CLASS B   CLASS C     CLASS A    CLASS B    CLASS C
                                                      --------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  Management Fees                                      0.55%      0.55%     0.55%       0.55%       0.55%     0.55%
  Distribution (12b-1) Fees                            0.25%      0.75%     0.75%       0.25%       0.75%     0.75%
  Other Expenses/2/                                    0.66%      0.65%     0.62%       0.59%       0.63%     0.62%
--------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                 1.46%      1.95%     1.92%       1.39%       1.93%     1.92%
--------------------------------------------------------------------------------------------------------------------
  Fee Waivers/3/                                       0.16%      0.15%     0.12%       0.09%       0.13%     0.12%
--------------------------------------------------------------------------------------------------------------------
  NET EXPENSES                                         1.30%      1.80%     1.80%       1.30%       1.80%     1.80%
--------------------------------------------------------------------------------------------------------------------

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
2  Other expenses are based on estimated amounts for the current fiscal year.
3 Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

14   LifePath Funds Prospectus

Summary of Expenses
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
           LifePath                        LifePath                          LifePath
          2020 Fund                       2030 Fund                         2040 Fund
-----------------------------------------------------------------------------------------------
CLASS A    CLASS B    CLASS C    CLASS A   CLASS B    CLASS C     CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------
0.55%       0.55%      0.55%      0.55%      0.55%     0.55%       0.55%       0.55%     0.55%
0.25%       0.75%      0.75%      0.25%      0.75%     0.75%       0.25%       0.75%     0.75%
0.56%       0.61%      0.63%      0.56%      0.64%     0.85%       0.54%       0.65%     0.57%
-----------------------------------------------------------------------------------------------
1.36%       1.91%      1.93%      1.36%      1.94%     2.15%       1.34%       1.95%     1.87%
-----------------------------------------------------------------------------------------------
0.06%       0.11%      0.13%      0.06%      0.14%     0.35%       0.04%       0.15%     0.07%
-----------------------------------------------------------------------------------------------
1.30%       1.80%      1.80%      1.30%      1.80%     1.80%       1.30%       1.80%     1.80%
-----------------------------------------------------------------------------------------------

                                                 LifePath Funds Prospectus    15

LifePath Funds
--------------------------------------------------------------------------------

 EXAMPLE OF EXPENSES

 These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

 You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                              LifePath                      LifePath
                          Opportunity Fund                  2010 Fund
                    ------------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
 1  YEAR            $  700     $  683    $  283    $  700    $  683     $  283
 3  YEARS           $  995     $  898    $  591    $  981    $  894     $  591
 5  YEARS           $1,312     $1,238    $1,026    $1,284    $1,230     $1,026
 10 YEARS           $2,208     $2,077    $2,234    $2,140    $2,038     $2,234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

--------------------------------------------------------------------------------
                             LifePath                      LifePath
                         Opportunity Fund                  2010 Fund
                    ------------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
 1  YEAR             $  700    $  183    $  183   $  700      $  183     $  183
 3  YEARS            $  995    $  598    $  591   $  981      $  594     $  591
 5  YEARS            $1,312    $1,038    $1,026   $1,284      $1,030     $1,026
 10 YEARS            $2,208    $2,077    $2,234   $2,140      $2,038     $2,234
--------------------------------------------------------------------------------

16   LifePath Funds Prospectus

Summary of Expenses
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         LifePath                  LifePath                 LifePath
         2020 Fund                 2030 Fund                2040 Fund
--------------------------------------------------------------------------------
CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
$  700   $  683    $  283   $  700   $  683   $  283    $  700   $  683   $  283
$  975   $  889    $  594   $  975   $  896   $  639    $  971   $  898   $  581
$1,271   $1,221    $1,030   $1,271   $1,234   $1,122    $1,263   $1,238   $1,004
$2,111   $2,014    $2,243   $2,111   $2,032   $2,455    $2,092   $2,031   $2,185
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         LifePath                  LifePath                 LifePath
         2020 Fund                 2030 Fund                2040 Fund
--------------------------------------------------------------------------------
CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
                                                                         C>
$  700    $  183   $  183   $  700   $  183   $  183    $  700   $  183   $  183
$  975    $  589   $  594   $  975   $  596   $  639    $  971   $  598   $  581
$1,271    $1,021   $1,030   $1,271   $1,034   $1,122    $1,263   $1,038   $1,004
$2,111    $2,014   $2,243   $2,111   $2,032   $2,455    $2,092   $2,031   $2,185
-------------------------------------------------------------------------------

                                                 LifePath Funds Prospectus    17

Key Information
--------------------------------------------------------------------------------

     What is a "Master/Feeder Fund Arrangement" and why is it used?
     The Funds in this Prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable.

     ---------------------------------------------------------------------------

     Key Terms

     An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds (they may also be referred to as the "Stagecoach Funds" or the "Funds") offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

18    LifePath Funds Prospectus

LifePath Funds
--------------------------------------------------------------------------------

     Investment Objective

     Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

     . LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000. The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000, but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

     . LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

     . LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

     . LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

     . LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

     Investment Strategies

     The LifePath Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

     Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Life Path 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

     We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks,but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

                                                  LifePath Funds Prospectus   19

LifePath Funds
--------------------------------------------------------------------------------

     The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will enter its "post target" strategy during which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post-target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.

     Asset Allocation Decisions

     In buying securities for each Fund, Barclays Global Fund Advisors
     ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

     This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

     Risk Tolerance

     Two general rules of investing have shaped the Funds' strategies:

     . Higher investment returns usually go hand-in-hand with higher risk; put another way, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

     . The longer an investors' time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

     The LifePath Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your LifePath investment as the time nears for you to begin drawing on it.

     BGFA does not limit the analysis to long-term expectations. The Funds also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the Funds will not allocate as much of their assets to it as it otherwise might. Conversely, the Funds may reduce their allocation, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gains appears limited.

20   LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Model-Driven Decisions

     The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

     After a Fund Reaches its Time Horizon

     By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments.

     Permitted Investments

     We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across a mix of indexes representing as many as 17 asset classes by measuring their risk levels and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Funds. Where possible, the Funds buy all the securities that comprise an index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match each index's total return as closely as possible.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investment, either to maintain liquidity or for short-term defensive purpose when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

     We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes as closely as possible:

     . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

     . The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

     . The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

                                                   LifePath Funds Prospectus  21

LifePath Funds
--------------------------------------------------------------------------------

     . The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks;and

     . The Morgan Stanley Capital International Europe, Australia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

     We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

     . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U. S. corporate bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

     We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

     We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

     In addition, under normal market conditions, we may invest:

     . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;and

     .    in interest rate and index swaps.

     We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

22  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocations

     As of September 30, 1999, each Fund's asset weighting was as follows:


                                             LIFEPATH
                                           OPPORTUNITY    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
          ASSET CLASS                          FUND      2010 FUND   2020 FUND   2030 FUND   2040 FUND
     Money Market Instruments                   18%          6%          4%          3%          1%

     Bonds                                      62%         51%         31%         17%          3%

     Stocks of Largest U.S. Companies           10%         28%         45%         54%         66%

     Stocks of all other U.S. Companies          4%          5%          6%          8%         10%

     Stocks Trading Outside the U.S.             6%         10%         14%         18%         20%

     Portfolio Management

     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     Important Risk Factors

     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.

                                                   LifePath Funds Prospectus  23

LifePath Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to February 28, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                  LIFEPATH OPPORTUNITY FUND
                                                  CLASS A SHARES--COMMENCED
                                                  ON MARCH 1, 1994
                                                 -------------------------------------------------------------------------
                                                 (Unaudited)
                                                   Aug. 31,   Feb. 28,    Feb. 28,    Feb. 28,     Feb. 28,    Feb. 28,
For the period ended:                                1999       1999        1998        1997         1996        1995
                                                 ------------------------------------------------------------------------
Net asset value, beginning of period               $ 10.52    $ 10.83      $ 10.71     $ 10.64     $   9.92     $ 10.00

Income from investment operations:
  Net investment income (loss)                        0.18       0.36         0.43        0.42         0.40        0.34
  Net realized and unrealized gain (loss)
     on investments                                  (0.01)      0.32         0.81        0.28         0.86       (0.14)

Total from investment operations                      0.17       0.68         1.24        0.70         1.26        0.20

Less distributions:
  Dividends from net investment income               (0.17)     (0.37)       (0.44)      (0.42)       (0.41)      (0.27)
  Distributions from net realized capital gain        0.00      (0.62)       (0.68)      (0.21)       (0.13)      (0.01)

Total from distributions                             (0.17)     (0.99)       (1.12)      (0.63)       (0.54)      (0.28)

  Net asset value, end of period                   $ 10.52    $ 10.52      $ 10.83     $ 10.71     $  10.64     $  9.92

Total return (not annualized)                         1.63%      6.40%       11.99%       6.74%       12.98%       2.10%

Ratios/supplemental data:
  Net assets, end of period (000s)                 $53,117    $56,986      $67,909     $84,949     $100,070     $54,617

Ratios to average net assets (annualized):/1/
Ratio of expenses to average net assets               1.30%      1.25%        1.20%       1.20%        1.20%       1.20%
Ratio of net investment income (loss) to
  average net assets                                  3.24%      3.27%        3.83%       3.93%        4.00%       4.62%

Portfolio turnover/2/                                   32%        66%          39%        108%          84%         17%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                        1.42%      1.31%         N/A         N/A          N/A         N/A

Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses (annualized)                    3.12%      3.21%         N/A         N/A          N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

                                                         CLASS B SHARES--
                                                         COMMENCED ON
                                                         AUGUST 1, 1998
                                                        -------------------------------
                                                        (Unaudited)
                                                          Aug. 31,      Feb.  28,
                                                           1999           1999
                                                        -------------------------------
Net asset value, beginning of period                      $ 10.61        $ 10.91

Income from investment operations:
  Net investment income (loss)                               0.13           0.07
  Net realized and unrealized gain (loss)
     on investments                                          0.01           0.29

Total from investment operations                             0.14           0.36

Less distributions:
  Dividends from net investment income                      (0.11)         (0.04)
  Distributions from net realized capital gain               0.00          (0.62)

Total from distributions                                    (0.11)         (0.66)

Net asset value, end of period                            $ 10.64        $ 10.61

Total return (not annualized)                                1.34%          3.35%

Ratios/supplemental data:
  Net assets, end of period (000s)                        $ 4,494        $ 3,161

Ratios to average net assets (annualized):/1/
Ratio of expenses to average net assets                      1.80%          1.70%
Ratio of net investment income (loss) to
  average net assets                                         2.71%          2.24%

Portfolio turnover/2/                                          32%            66%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                               2.20%          3.01%

Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses (annualized)                           2.31%          0.93%
---------------------------------------------------------------------------------------

/1/  Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio turnover rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.
/3/  Distribution was less than $.01 per share.

24  LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES--              LIFEPATH 2010 FUND
COMMENCED ON                  CLASS A  SHARES--COMMENCED
DECEMBER 1, 1998              ON MARCH 1, 1994
------------------------------------------------------------------------------------------------
(Unaudited)                   (Unaudited)
Aug. 31,     Feb. 28,           Aug. 31,   Feb. 28,  Feb. 28,    Feb. 28,  Feb. 28,   Feb. 28,
 1999         1999              1999        1999       1998        1997     1996        1995
------------------------------------------------------------------------------------------------
$10.62        $11.24           $ 13.27    $ 13.16    $ 12.20    $ 11.42    $  9.99    $ 10.00


  0.13          0.04              0.17       0.32       0.36       0.34       0.32       0.34

  0.01         (0.04)             0.24       0.94       1.82       0.95       1.58      (0.02)

  0.14          0.00              0.41       1.26       2.18       1.29       1.90       0.32


 (0.11)        (0.01)            (0.17)     (0.33)     (0.38)     (0.34)     (0.33)     (0.28)
  0.00         (0.61)             0.00      (0.82)     (0.84)     (0.17)     (0.14)     (0.05)

 (0.11)        (0.62)            (0.17)     (1.15)     (1.22)     (0.51)     (0.47)     (0.33)

$10.65        $10.62           $ 13.51    $ 13.27    $ 13.16    $ 12.20    $ 11.42    $  9.99

  1.31%         0.02%             3.09%      9.91%     18.45%     11.60%     19.40%      3.31%


$8,526        $4,758           $90,442    $89,543    $89,659    $82,971    $67,178    $36,764


  1.80%         1.76%             1.30%      1.25%      1.20%      1.20%      1.20%      1.20%

  2.69%         2.27%             2.49%      2.42%      2.85%      3.16%      3.06%      4.40%

    32%           66%               31%        38%        46%        73%        39%        24%

  2.14%         2.66%             1.36%      1.28%       N/A        N/A        N/A        N/A

  2.35%         1.37%             2.43%      2.39%       N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------

              CLASS B SHARES--                       CLASS C SHARES--
              COMMENCED                              COMMENCED ON
              ON MARCH 1, 1997                       DECEMBER 1, 1998
              --------------------------------------------------------------
              (Unaudited)                            (Unaudited)
                Aug. 31,      Feb. 28,    Feb. 28,   Aug. 31,    Feb. 28,
                 1999         1999         1998       1999        1999
              --------------------------------------------------------------
                $ 13.25      $ 13.10     $12.02       $13.29     $13.98


                   0.13         0.22       0.19         0.09       0.04

                   0.25         0.97       1.88         0.29       0.09

                   0.38         1.19       2.07         0.38       0.13


                  (0.12)       (0.22)     (0.15)       (0.09)      0.00/3/
                   0.00        (0.82)     (0.84)        0.00      (0.82)

                  (0.12)       (1.04)     (0.99)       (0.09)     (0.82)

               $  13.51      $ 13.25     $13.10       $13.58     $13.29

                   2.90%        9.30%     17.64%        2.85%      1.11%


               $ 24,478     $18, 158     $6,248       $3,247     $  675


                   1.80%        1.76%      1.70%        1.80%      1.76%

                   1.97%        1.90%      2.15%        1.87%      2.04%

                     31%          38%        46%          31%        38%



                   1.90%        1.84%       N/A         3.05%      7.72%



                   1.87%        1.82%       N/A         0.62%     (3.92%)

                                                   LifePath Funds Prospectus  25

LifePath Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to February 28, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                          LIFEPATH 2020 FUND
                                                          CLASS A SHARES--COMMENCED
                                                          ON MARCH 1, 1994
                                                          ------------------------------------------------------------------
                                                          (Unaudited)
                                                            Aug. 31,   Feb. 28,   Feb. 28,   Feb. 28,   Feb. 29,   Feb. 28,
For the period ended:                                        1999       1999       1998       1997       1996        1995
                                                          ------------------------------------------------------------------
Net asset value, beginning of period                       $  14.91    $  14.70   $  12.98   $  11.98   $  10.17   $  10.00

Income from investment operations:
  Net investment income (loss)                                 0.13        0.24       0.28       0.27       0.27       0.28
  Net realized and unrealized gain (loss)
  on investments                                               0.57        1.47       2.73       1.43       2.03       0.12

Total from investment operations                               0.70        1.71       3.01       1.70       2.30       0.40

Less distributions:
  Dividends from net investment income                        (0.12)      (0.25)     (0.29)     (0.28)     (0.28)     (0.23)
  Distributions from net realized capital gain                 0.00       (1.25)     (1.00)     (0.42)     (0.21)      0.00

Total from distributions                                      (0.12)      (1.50)     (1.29)     (0.70)     (0.49)     (0.23)

Net asset value, end of period                             $  15.49    $  14.91   $  14.70   $  12.98   $  11.98    $ 10.17

Total return (not annualized)                                  4.71%      12.02%     23.97%     14.65%     22.94%      4.12%

Ratios/supplemental data:
  Net assets, end of period (000s)                         $168,199    $165,584   $166,198   $146,226   $122,488    $66,036

Ratios to average net assets (annualized):/1/
  Ratio of expenses to average net assets                      1.30%       1.25%      1.20%      1.20%      1.20%      1.20%
  Ratio of net investment income (loss) to
  average net assets                                           1.64%       1.61%      2.05%      2.33%      2.45%      3.64%

Portfolio turnover/2/                                            29%         36%        41%        61%        49%        28%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                                 1.33%       1.26%       N/A        N/A        N/A        N/A

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                        1.61%       1.60%       N/A        N/A        N/A        N/A

/1/ Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.
/3/ Distribution was less than $.01 per share.

26  LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

  CLASS B SHARES--                  CLASS C SHARES--         LIFEPATH 2030 FUND
  COMMENCED ON                      COMMENCED ON             CLASS A SHARES--COMMENCED
  MARCH 1, 1997                     DECEMBER 1, 1998         ON MARCH 1, 1994
----------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)                      (Unaudited)               (Unaudited)
  Aug. 31,    Feb. 28,   Feb. 28,   Aug. 31,     Feb. 28,     Aug. 31,   Feb. 28,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 28,
   1999        1999       1998       1999         1999         1999        1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------------
  $14.79       $ 14.55   $ 12.79    $ 14.82      $ 15.82      $  17.15   $  16.51    $  13.83   $  12.34    $ 10.17     $ 10.00


    0.08          0.15      0.14       0.06         0.01          0.10       0.18        0.23       0.22       0.21        0.26

    0.58          1.48      2.74       0.59         0.22          0.81       1.93        3.54       1.83       2.45        0.13

    0.66          1.63      2.88       0.65         0.23          0.91       2.11        3.77       2.05       2.66        0.39


   (0.08)        (0.15)    (0.12)     (0.04)        0.00/3/      (0.09)     (0.19)      (0.23)     (0.23)     (0.22)      (0.22)
    0.00         (1.24)    (1.00)      0.00        (1.23)         0.00      (1.28)      (0.86)     (0.33)     (0.27)       0.00

   (0.08)        (1.39)    (1.12)     (0.04)       (1.23)        (0.09)     (1.47)      (1.09)     (0.56)     (0.49)      (0.22)

  $15.37       $ 14.79    $14.55     $15.43      $ 14.82      $  17.97   $  17.15    $  16.51   $  13.83    $ 12.34     $ 10.17

    4.44%        11.56%    23.05%      4.41%        1.70%         5.27%     13.25%      28.01%     17.01%     26.53%       4.03%


 $39,142       $28,467   $12,129     $1,366      $   192      $134,226   $134,008    $126,131   $101,078    $83,012     $41,153


    1.80%         1.76%     1.70%      1.80%        1.71%         1.30%      1.23%       1.20%      1.20%      1.20%       1.20%

    1.13%         1.04%     1.33%      1.06%        0.76%         1.11%      1.07%       1.50%      1.81%      1.92%      3.35%

      29%           36%       41%        29%          36%           14%        19%         27%        42%        39%        40%



    1.89%         1.84%       N/A      4.83%       52.02%         1.35%      1.26%        N/A        N/A        N/A        N/A



    1.04%         0.96%       N/A     (1.97%)     (49.55%)        1.06%      1.04%        N/A        N/A        N/A        N/A

LifePath Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to February 28, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                         LIFEPATH OPPORTUNITY FUND         CLASS C SHARES--
                                                                         CLASS A SHARES--COMMENCED         COMMENCED ON
                                                                         ON MARCH 1, 1994                  DECEMBER 1, 1998
                                                                         ----------------------------------------------------------
                                                                         (Unaudited)                       (Unaudited)
                                                                           Aug. 31,   Feb. 28,   Feb. 28,   Aug. 31,    Feb. 28,
For the period ended:                                                        1999       1999       1998       1999        1999
                                                                         ----------------------------------------------------------
Net asset value, beginning of period                                     $ 16.93     $ 16.28     $ 13.63    $16.94      $  17.89

Income from investment operations:
  Net investment income (loss)                                              0.05        0.09        0.10      0.04          0.00
  Net realized and unrealized gain (loss) on investments                    0.81        1.92        3.50      0.81          0.31

Total from investment operations                                            0.86        2.01        3.60      0.85          0.31

Less distributions:
  Dividends from net investment income                                     (0.05)      (0.10)      (0.09)    (0.03)        0.003
  Distributions from net realized capital gain                              0.00       (1.26)      (0.86)     0.00         (1.26)

Total from distributions                                                   (0.05)      (1.36)      (0.95)    (0.03)        (1.26)

Net asset value, end of period                                           $ 17.74     $ 16.93     $ 16.28    $17.76      $  16.94

Total return (not annualized)                                               5.05%      12.64%      26.93%     5.02%         1.98%

Ratios/supplemental data:
  Net assets, end of period (000s)                                       $31,675     $25,206     $12,469    $  547      $     92

Ratios to average net assets (annualized):/1/
  Ratio of expenses to average net assets                                   1.80%       1.75%       1.70%     1.80%         1.73%
  Ratio of net investment income (loss) to average net assets               0.60%       0.52%       0.76%     0.55%         0.16%

Portfolio turnover rate/2/                                                    14%         19%         27%       14%           19%

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)                                          1.90%       1.84%         N/A     8.33%        72.87%

Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses (annualized)                 0.50%       0.43%         N/A    (5.98%)      (70.98)%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Ratios include expenses charged to the Master Portfolio.
/2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.
/3/ Distribution was less than $.01 per share.

28  LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


  LIFEPATH 2040 FUND                                                CLASS B SHARES--                    CLASS C SHARES--
  CLASS A SHARES--COMMENCED                                         COMMENCED                           COMMENCED
  ON MARCH 1, 1994                                                  ON MARCH 1, 1997                    JULY 1, 1994
------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)                                                       (Unaudited)                         (Unaudited)
  Aug. 31,    Feb. 28,   Feb. 28,   Feb. 28,   Feb. 29,   Feb. 28,   Aug. 31,    Feb. 28,    Feb. 28,    Aug. 31,    Feb. 28,
   1999        1999       1998       1997       1996       1995        1999        1998        1998        1999        1999
------------------------------------------------------------------------------------------------------------------------------
$  17.87     $  17.07   $  14.50   $  12.84   $  10.37    $ 10.00    $ 17.52     $ 16.76    $ 14.29      $17.53       $18.01


    0.04         0.08       0.13       0.16       0.15       0.18       0.00       (0.01)      0.03        0.00        (0.01)
    1.14         2.39       4.17       2.35       2.82       0.34       1.11        2.33       4.06        1.11         1.08

    1.18         2.47       4.30       2.51       2.97       0.52       1.11        2.32       4.09        1.11         1.07


   (0.04)       (0.08)     (0.14)     (0.16)     (0.16)     (0.15)      0.00       (0.01)     (0.03)       0.00         0.00/3/
    0.00        (1.59)     (1.59)     (0.69)     (0.34)      0.00       0.00       (1.55)     (1.59)       0.00        (1.55)

   (0.04)       (1.67)     (1.73)     (0.85)     (0.50)     (0.15)      0.00       (1.56)     (1.62)       0.00        (1.55)

  $19.01     $  17.87   $  17.07   $  14.50   $  12.84    $ 10.37    $ 18.63     $ 17.52    $ 16.76      $18.64       $17.53

    6.60%       14.98%     30.66%     20.17%     28.91%      5.26%      6.34%      14.37%     29.47%       6.33%        6.40%


$272,653     $261,808   $248,195   $189,560   $142,738    $56,737    $79,264     $63,395    $30,754      $4,537       $3,096


    1.30%        1.25%      1.20%      1.20%      1.80%      1.20%      1.80%       1.75%      1.70%       1.80%        1.71%
    0.41%        0.42%      0.82%      1.22%      1.29%      2.35%     (0.09%)     (0.12%)     0.08%      (0.11%)      (0.39%)

      12%          19%        34%        48%        29%         5%        12%         19%        34%         12%          19%


    1.32%        1.26%       N/A        N/A        N/A         N/A      1.85%       1.78%       N/A         2.64%       4.71%


    0.39%        0.41%       N/A        N/A        N/A         N/A     (0.14%)     (0.15%)      N/A        (0.95%)     (3.39%)
------------------------------------------------------------------------------------------------------------------------------

                                                  LifePath Funds Prospectus   29

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . A Fund's investment in foreign and emerging markets are subject to additional risks, including less liquidity and greater price volatility and may also be subject to special risks associated with international trade, including currency, information, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

30  LifePath Funds Prospectus

--------------------------------------------------------------------------------

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                                                   LifePath Funds Prospectus  31

General Investment Risks
--------------------------------------------------------------------------------

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

32  LifePath Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
Remember each Fund is designed to meet different investment needs and objectives.

                                                                                                                        ------------
                                                                                                                           All FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                       RISK
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks for temporary purposes to meet shareholder               Leverage Risk                       .
redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either on a schedule or                 Interest Rate and                   .
when an index or benchmark changes.                                                       Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt securities of                      Information, Political,
non-U.S. companies or foreign governments. Foreign securities                             Regulatory, Diplomatic,
may also be emerging market securities, which are subject to the                          Liquidity and Currency Risk         .
same risks, but to a higher degree.

Illiquid Securities
A security that cannot be readily sold, or cannot be readily sold without                 Liquidity Risk                      .
negatively affecting its fair price. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial institutions         Credit, Counter-Party               .
to increase return on those securities. Loans may be made up to Investment                and Leverage Risk
Company Act of 1940 limits (currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests in pools of consumer              Interest Rate, Credit               .
loans, such as mortgage loans, car loans, credit card debt, or receivables                Prepayment and
held in trust.                                                                            Experience Risk

Options
The right or obligation to receive or deliver a security or cash payment
depending on the security's price or the performance of an index or benchmark.            Credit, Information                 .
Types of options may include: options on securities, options on a stock index,            and Liquidity Risk
stock index futures and options on stock index futures to protect liquidity and portfolio value.

                                                   LifePath Funds Prospectus  33

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                                        ------------
                                                                                                                           All FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                          RISK
------------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
The temporary investment in shares of another mutual fund. A pro rata portion                Market Risk                       .
of the other fund's expenses, in addition to the expenses paid by the Funds, will be borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or may not be resold in                Liquidity Risk                    .
accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back a security                Credit and                        .
at an agreed upon time and price, usually with interest.                                     Counter-Party Risk

34  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach Funds. The Table on page 54 identifies the Stagecoach Trust predecessors to the Funds.

                                                          BOARD OF TRUSTEES
                                                  Supervises the Funds'activities
------------------------------------------------------------------------------------------------------------------------------------
                    INVESTMENT ADVISOR                                          CUSTODIAN
Barclays Global Fund Advisors                            Investors Bank & Trust Company
45 Fremont Street, San Francisco,  CA                    200 Clarendon Street, Boston, MA
Manages the Funds' investment activities                 Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     SHAREHOLDER
                                                                            TRANSFER                                  SERVICING
DISTRIBUTOR                         ADMINISTRATOR                             AGENT                                     AGENTS

Stephens Inc.                     Wells Fargo Bank, N.A.              Boston Financial Data                      Various Agents
111 Center St.                    525 Market St.                      Services, Inc.
Little Rock, AR                   San Francisco, CA                   Two Heritage Dr. Quincy, MA


Markets the Funds                Manages the                          Maintains records                          Provide
and distributes                  Funds' business                      of shares and                              services to
Fund shares                      activities                           supervises the payment                     customers
                                                                      of dividends
------------------------------------------------------------------------------------------------------------------------------------

                                             FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                                Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------------------------

                                                            SHAREHOLDERS

36  LifePath Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor

Barclay's Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank
PLC, is the advisor for each of the LifePath Master Portfolios. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of June 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $687 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive 0.55% of each Master Portfolio's net assets.

The Administrator

Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trustees. For providing these services Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                   LifePath Funds Prospectus  37

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

38  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                                            FRONT-END SALES                                FRONT-END SALES
                                                              CHARGE AS %                                    CHARGE AS %
          AMOUNT                                               OF PUBLIC                                      OF AMOUNT
        OF PURCHASE                                          OFFERING PRICE                                   INVESTED
     Less than $50,000                                           5.75%                                         6.10%

     $50,000 to $99,999                                          4.75%                                         4.99%

     $100,000 to $249,999                                        3.75%                                         3.90%

     $250,000 to $499,999                                        2.75%                                         2.83%

     $500,000 to $999,999                                        2.00%                                         2.04%

     $1,000,000 and over/1/                                      0.00%                                         0.00%

     /1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds'approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
      REDEMPTION WITHIN        1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS

      CDSC                      5.00%     4.00%      3.00%     3.00%     2.00%     1.00%     0.00%    A shares

     The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER
     MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS        7 YEARS

     CDSC                        5.00%        4.00%         3.00%         3.00%         2.00%         1.00%         A shares

                                                   LifePath Funds Prospectus  39

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED
     PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE :

     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS       6 YEARS      7 YEARS

     CDSC                        3.00%        2.00%         1.00%         1.00%         0.00%         0.00%       A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective CDSC schedule first shown above.

     Class C Share CDSC Schedule

     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

40  LifePath Funds Prospectus

Reduced Sales Charges
-------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Funds Trust front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                   LifePath Funds Prospectus  41

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions

     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

     .  withdrawals are made through the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .  you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, trustees and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo & Company and its affiliates;

        .  Stephens Inc. and its affiliates; and

        .  Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

--------------------------------------------------------------------------------

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 for the Class A, Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

        FUND                                        CLASS A                 CLASS B                   CLASS C
        LifePath Opportunity Fund                   0.25%                   0.75%                     0.75%

        LifePath 2010 Fund                          0.25%                   0.75%                     0.75%

        LifePath 2020 Fund                          0.25%                   0.75%                     0.75%

        LifePath 2030 Fund                          0.25%                   0.75%                     0.75%

        LifePath 2040 Fund                          0.25%                   0.75%                     0.75%

     These fees are paid out of the Funds'assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     MIP Rule 12b-1 Plan

     The Board of Trustees of Master Investment Portfolio ("MIP") has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under
     Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interest in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

                                                   LifePath Funds Prospectus  43

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions:a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Wells Fargo money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSCupon redemption.

44  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time is processed the next business day.

     . The funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments

     .  $1, 000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

46  LifePath Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

        BY MAIL
        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

        . Enclose a check for at least $1, 000 made out in the full name and share class of the Fund. For example, "Wells Fargo LifePath Opportunity Fund, Class B."

        . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

        .  Mail to: Wells Fargo Funds           Overnight Mail Only: Wells Fargo Funds
                    ATTN: CCSU-Boston Financial                      ATTN: CCSU-Boston Financial
                    P.O. Box 8266                                    66 Brooks Drive
                    Boston, MA 02266-8266                            Braintree, MA 02184

     ---------------------------------------------------------------------------
        IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

        . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

        .  Enclose the payment stub/card from your statement if available.

        .  Mail to: Wells Fargo Funds
                    ATTN: CCSU-Boston Financial
                    PO Box 8266
                    Boston,  MA 02266-8266

                                                   LifePath Funds Prospectus  47

Your Account
--------------------------------------------------------------------------------

        BY WIRE
        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

        . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

        . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

        .  Overnight Application to: Wells Fargo Funds
                                     ATTN:CCSU-Boston Financial
                                     66 Brooks Drive
                                     Braintree, MA 02184

        .  Wire money to:            State Street Bank & Trust       Attention:
                                     Boston, MA                      Wells Fargo Funds (Name
                                                                     of Fund and Share Class)
                                     Bank Routing Number:
                                     ABA 011 000028
                                                                     Account Name:
                                     Wire Purchase Account Number    (Registration Name
                                     9905-437-1                      Indicated on Application)

     ---------------------------------------------------------------------------
        IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------
        . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

        .  Wire to:                  State Street Bank & Trust       Attention:
                                     Boston, MA                      Wells Fargo Funds (Name
                                                                     of Fund and Share Class)
                                     Bank Routing Number:
                                     ABA 011 000028                  Account Name:
                                                                     (Registration Name
                                     Wire Purchase Account Number:   Indicated on account
                                     9905-437-1

48  LifePath Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

        BY PHONE
        IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

        .  Call Shareholder Services and instruct the representative to either:

           .  transfer at least $1,000 from a linked settlement account, or

           . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

        .  Call: 1-800-222-8222

     ---------------------------------------------------------------------------
        IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

        .  Call Shareholder Services and instruct the representative to either:

           .  transfer at least $100 from a linked settlement account, or

           .  exchange at least $100 worth of shares from another Wells Fargo
              Fund.

        .  Call: 1-800-222-8222

                                                   LifePath Funds Prospectus  49

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

        BY MAIL
        IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

        . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

        . Make sure all the account owners sign the request exactly as their names appear on the account application.

        . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

        . Signature Guarantees are required for mailed redemption requests over $50, 000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

        .  Mail to: Wells Fargo Funds
                    ATTN: CCSU-Boston Financial
                    PO Box 8266
                    Boston,  MA 02266-8266

        BY PHONE

        . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

        . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

        . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

        . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

        . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

        . We will not mail proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

        .  Call: 1-800-222-8222

50  LifePath Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

     .  Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                   LifePath Funds Prospectus  51

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs:

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program,you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .  must have a Fund account valued at $10,000 or more;

          .  must have your distributions reinvested; and

          .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions

     The Funds in this Prospectus pay any dividends periodically and make capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

52  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior distributions to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes

     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

                                                   LifePath Funds Prospectus  53

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

       Wells Fargo Funds Trust             Predecessor Fund

       LifePath Opportunity Fund           Stagecoach LifePath Opportunity Fund

       LifePath 2010 Fund                  Stagecoach LifePath 2010 Fund

       LifePath 2020 Fund                  Stagecoach LifePath 2020 Fund

       LifePath 2030 Fund                  Stagecoach LifePath 2030 Fund

       LifePath 2040 Fund                  Stagecoach LifePath 2040 Fund

54  LifePath Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation,Capital Growth

The increase in the value of a security. See also "total return."

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Collateralized Mortgage Obligations ("CMOs")

Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

                                                   LifePath Funds Prospectus  55

Glossary
--------------------------------------------------------------------------------

     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets

     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC

     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA

     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     GNMA

     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security

     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

56  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Public Offering Price ("POP")

     The NAV with the sales load added.

     Quantitatively Measured Risk

     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent

     A person who has an agreement with the Funds' distributors that allows him/her to sell a Fund's shares.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee

     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index

     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Time Horizon

     An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule,investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

     Total Return

     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio

     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                   LifePath Funds Prospectus  57

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--------------------------------------------------------------------------------

                                              This page intentionally left Blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:

Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details


F007              --------------------------------------------------
ICA Reg. No.       NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
811-09253         --------------------------------------------------

                                        [LOGO OF WELLS FARGO FUNDS APPEARS HERE]

Institutional Class

WELLS FARGO LIFEPATH FUNDS


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                  PROSPECTUS


LifePath Opportunity Fund

LifePath 2010 Fund

LifePath 2020 Fund

LifePath 2030 Fund

LifePath 2040 Fund

NOVEMBER 8
          1999

Table of Contents                                                            LifePath Funds
-------------------------------------------------------------------------------------------
Overview                                Objectives and Principal Strategies               4
This section contains important         Summary of Important Risks                        6
summary information about the           Performance History                               8
Funds.                                  Summary of Expenses                              10
                                        Key Information                                  12

-------------------------------------------------------------------------------------------
The Funds                               LifePath Opportunity Fund                        14
This section contains important         LifePath 2010 Fund                               14
information about the individual        LifePath 2020 Fund                               14
Funds.                                  LifePath 2030 Fund                               14
                                        LifePath 2040 Fund                               14
                                        General Investment Risks                         19
                                        Organization and Management
                                          of the Funds                                   24

-------------------------------------------------------------------------------------------
Your Investment                         Your Account                                     26
Turn to this section for                  How to Buy Shares                              27
information on how to open                How to Sell Shares                             28
an account and how to buy,                How to Exchange Shares                         29
sell and exchange Fund shares.

-------------------------------------------------------------------------------------------
Reference                               Other Information                                30
Look here for additional                Table of Predecessors                            31
information and term                    Glossary                                         32
definitions.

LifePath Funds Overview
--------------------------------------------------------------------------------
See the individual Funds descriptions in this Prospectus for further details.


The LifePath Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

---------------------------------------------------------------------------------------------------------------
   FUND                               OBJECTIVE
---------------------------------------------------------------------------------------------------------------
                                      The Fund is managed for investors who have retired or who are planning
   LifePath Opportunity Fund          to retire or begin to withdraw substantial portions of their investment approximately in the year 2000.

                                      The Fund is managed for investors planning to retire or begin to
   LifePath 2010 Fund                 withdraw substantial portions of their investment approximately in the year 2010.

                                      The Fund is managed for investors planning to retire or begin to
   LifePath 2020 Fund                 withdraw substantial portions of their investment approximately in the year 2020.

                                      The Fund is managed for investors planning to retire or begin to
   LifePath 2030 Fund                 withdraw substantial portions of their investment approximately in the year 2030.

                                      The Fund is managed for investors planning to retire or begin to
   LifePath 2040 Fund                 withdraw substantial portions of their investment approximately in the year 2040.

4  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     The LifePath Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks, bonds and money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.





--------------------------------------------------------------------------------
     PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

     We invest in a combination of fixed-income, money market and equity securities using an asset allocation strategy that is designed to maintain the lowest risk profile of all the LifePath Funds. The LifePath Opportunity Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that about 20% of this Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

     We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2010. The LifePath 2010 Fund currently holds about 40% of its assets in stocks, 40% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the LifePath Opportunity Fund.

     We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2020. The LifePath 2020 Fund currently holds about 67% of its assets in stocks, 27% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

     We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2030. The LifePath 2030 Fund currently holds about 80% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

     We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2040. The LifePath 2040 Fund currently holds about 97% of its assets in stocks, 2% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                    LifePath Funds Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 19; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
     COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities
     The LifePath Funds invest in equity securities;and the longer time horizon Funds, such as the LifePath 2030 and LifePath 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stocks prices will fluctuate and can decline and reduce the value of a Fund's portfolio. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

     Foreign Securities
     The LifePath Funds may invest in foreign equity and debt securities. Foreign company investments (made through American Depositary Receipts ("ADRs") and similar instruments), foreign obligations, and emerging market investments are subject to additional risk, including less liquidity and greater price volatility. A Fund's investment in foreign companies, foreign obligations and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks. The shorter time horizon Funds generally invest less than 15% of their assets in foreign or emerging market securities. Foreign obligations, as well as securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

6  LifePath Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
     Fixed-Income Securities
     The LifePath Funds invest in debt instruments, such as notes and bonds;and the shorter time horizon funds, such as the LifePath Opportunity and LifePath 2010 Funds, invest a majority of their assets in debt instruments. These types of investments are subject to credit risks and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. The Funds may invest in bonds of any maturity length, depending on the recommended asset allocation. However, the Funds may only invest in securities of investment grade quality, that is, ranked in the four highest categories. Debt instruments with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates, may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Mortgage- and asset-backed securities and collateralized mortgage obligations ("CMOs") are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

     Asset Allocation Models
     The Funds use investment models to assess market conditions and recommend asset mixes appropriate to the risk tolerance of each Fund. We seek allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the level of risk appropriated to the Fund. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected. We seek to replicate the performance of the various indexes in a Fund's allocation. During periods when an index loses value, that portion of your investment will also lose value. We may incur a higher than average portfolio turnover ratio resulting from allocation shifts recommended by the model. Portfolio turnover can result in higher fees and may trigger tax consequences.

                                                    LifePath Funds Prospectus  7

Performance History
--------------------------------------------------------------------------------

     The Institutional Class shares described in this Prospectus have been in operation for less than a calendar year. Therefore, performance information is not shown for these shares.

8  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

LifePath Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                      All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                       None

Maximum deferred sales charge (load) (as a percentage of the lower
of the NAV at purchase or the NAV at redemption)                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              LifePath
                                          Opportunity Fund   LifePath 2010 Fund
--------------------------------------------------------------------------------
Management Fees                                0.55%                0.55%
Distribution (12b-1) Fees                      0.00%                0.00%
Other Expenses/1/                              0.65%                0.65%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.20%                1.20%
--------------------------------------------------------------------------------
Fee Waivers/2/                                 0.15%                0.15%
--------------------------------------------------------------------------------
NET EXPENSES                                   1.05%                1.05%
--------------------------------------------------------------------------------
/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the Reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                              LifePath
                                          Opportunity Fund   LifePath 2010 Fund
--------------------------------------------------------------------------------
 1 YEAR                                       $  207            $  207
 3 YEARS                                      $  366            $  366
 5 YEARS                                      $  645            $  645
10 YEARS                                      $1,441            $1,441
--------------------------------------------------------------------------------


10  LifePath Funds Prospectus

                                                             SUMMARY OF EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            LifePath 2020 Fund      LifePath 2030 Fund      LifePath 2040 Fund
--------------------------------------------------------------------------------
                  0.55%                  0.55%                    0.55%
                  0.00%                  0.00%                    0.00%
                  0.65%                  0.65%                    0.65%
--------------------------------------------------------------------------------
                  1.20%                  1.20%                    1.20%
--------------------------------------------------------------------------------
                  0.15%                  0.15%                    0.15%
--------------------------------------------------------------------------------
                  1.05%                  1.05%                    1.05%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            LifePath 2020 Fund      LifePath 2030 Fund      LifePath 2040 Fund
--------------------------------------------------------------------------------
                $  207                   $  207                   $  207
                $  366                   $  366                   $  366
                $  645                   $  645                   $  645
                $1,441                   $1,441                   $1,441
--------------------------------------------------------------------------------


                                                   LifePath Funds Prospectus  11

Key Information
--------------------------------------------------------------------------------

     What is a "Master/Feeder Fund Arrangement" and why is it used?
     The Funds in this Prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable.

     ---------------------------------------------------------------------------

     Key Terms
     An "asset class"is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

12  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

LifePath Funds
--------------------------------------------------------------------------------

     Investment Objective
     Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

     . LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000. The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000, but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

     . LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

     . LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

     . LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

     . LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

     ---------------------------------------------------------------------------

     Investment Strategies
     The LifePath Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

     Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the LifePath 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

     We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

14  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will enter its "post target" strategy during which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes:equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post-target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.

     ---------------------------------------------------------------------------

     Asset Allocation Decisions
     In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

     This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

     ---------------------------------------------------------------------------

     Risk Tolerance
     Two general rules of investing have shaped the Funds' strategies:

     . Higher investment returns usually go hand-in-hand with higher risk;put another way, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

     . The longer an investors' time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

     The LifePath Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Fund systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your LifePath investment as the time nears for you to begin drawing on it.

     BGFA does not limit the analysis to long-term expectations. The Funds also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the Funds will not allocate as much of their assets to it as it otherwise might. Conversely, the Funds may reduce their allocation, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gains appears limited.


                                                    LifePath Funds Prospectus 15

LifePath Funds
--------------------------------------------------------------------------------

     Model-Driven Decisions
     The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

     ---------------------------------------------------------------------------

     After a Fund Reaches its Time Horizon
     By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments.

     ---------------------------------------------------------------------------

     Permitted Investments
     We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across a mix of indexes representing as many as 17 asset classes by measuring their risk levels and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Funds. Where possible, the Funds buy all the securities that comprise an index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match each index's total return as closely as possible.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investment, either to maintain liquidity or for short-term defensive purpose when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

     We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes as closely as possible:

     . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

     . The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

     . The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

16  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     . The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks;and

     . The Morgan Stanley Capital International Europe, Australia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

     We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

     . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

     . The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;

     . The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

     We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

     We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements. In addition, under normal market conditions, we may invest:

     . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks; and

     .  in interest rate and index swaps.

     We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.


                                                   LifePath Funds Prospectus  17

LifePath Funds
--------------------------------------------------------------------------------

     Portfolio Allocations
     As of September 30, 1999, each fund's asset weighting was as follows:

     --------------------------------------------------------------------------------------------------------------------------
                                               Lifepath
                                             Opportunity         LifePath       LifePath       LifePath       LifePath
     Asset Class                                 Fund           2010 Fund       2020 Fund      2030 Fund      2040 Fund
     --------------------------------------------------------------------------------------------------------------------------
     Money Market Instruments                     18%               6%               4%             3%             1%
     Bonds                                        62%              51%              31%            17%             3%
     Stocks of Largest U.S. Companies             10%              28%              45%            54%            66%
     Stocks of all other U.S. Companies            4%               5%               6%             8%            10%
     Stocks Trading Outside the U.S.               6%              10%              14%            18%            20%

     Portfolio Management
     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 19; and the specific risks listed here. They are all important to your investment choice.

18   LifePath Funds Prospectus

General Investment Risks
-------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the Summary of Important Risks section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . A Fund's investment in foreign and emerging markets are subject to additional risks, including less liquidity and greater price volatility and may also be subject to special risks associated with international trade, including currency, information, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio.

        Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

                                                  LifePath Funds Prospectus   19

General Investment Risks
--------------------------------------------------------------------------------


     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does defaultthe affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


20   LifePath Funds Prospectus

--------------------------------------------------------------------------------


     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                   LifePath Funds Prospectus  21

     General Investment Risks
     ---------------------------------------------------------------------------

     Investment Practice/Risk
     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     Remember each Fund is designed to meet different investment needs and objectives.








                                                                                                               ----------
                                                                                                               ALL FUNDS
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                     RISK
-------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow from banks for temporary purposes                                 Leverage Risk                .
to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either                                Interest Rate and            .
on a schedule or when an index or benchmark changes.                                    Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt                                  Information, Political,
securities of non-U.S. companies or foreign                                             Regulatory,
governments. Foreign securities may also be emerging                                    Diplomatic, Liquidity        .
market securities, which are subject to the same risks,                                 and Currency Risk
but to a higher degree.

Illiquid Securities
A security that cannot be readily sold, or cannot be                                    Liquidity Risk
readily sold without negatively affecting its fair price.                                                            .
Limited to 15% of total assets.


Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial                    Credit, Counter-Party
institutions to increase return on those securities. Loans may be                       and Leverage Risk            .
made up to Investment Company Act of 1940 limits (currently one-third of total assets, including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional                                           Interest Rate, Credit
interests in pools of consumer loans, such as mortgage                                  Prepayment and               .
loans, car loans, credit card debt,  or receivables                                     Experience Risk
held in trust.

22   LifePath Funds Prospectus

--------------------------------------------------------------------------------

                                                                                  ---------------
                                                                                        ALL FUNDS
-------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                     RISK
-------------------------------------------------------------------------------------------------
Options
The right or obligation to receive or deliver a security         Credit, Information
or cash payment depending on the security's price or             and Liquidity Risk
the performance of an index or benchmark. Types of                                           .
options may include: options on securities, options on
a stock index,stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual             Market Risk
fund.A pro rata portion of the other fund's expenses,                                       .
in addition to the expenses paid by the Funds,will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or         Liquidity Risk
may not be resold in accordance with Rule 144A of the                                       .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to        Credit and
buy back a security at an agreed upon time and price,            Counter-Party Risk         .
usually with interest.

                                                    LifePath Funds Prospectus 23

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized,lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach Funds. The Table on page 31 identifies the Stagecoach Trust predecessors to the Funds.

------------------------------------------------------------------------------------------------------------------
                                                BOARD OF TRUSTEES
------------------------------------------------------------------------------------------------------------------
                                          Supervises the Funds'activities
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      INVESTMENT ADVISOR                                                                CUSTODIAN
------------------------------------------------------------------------------------------------------------------
Barclays Global Fund Advisors                           Investors Bank & Trust Company
45 Fremont Street, San Francisco, CA                      200 Clarendon Street, Boston, MA
Manages the Funds'investment activities                 Provides safekeeping for the Funds' assets
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                     SHAREHOLDER
                                                                   TRANSFER                           SERVICING
   DISTRIBUTOR                     ADMINISTRATOR                    AGENT                              AGENTS
------------------------------------------------------------------------------------------------------------------

Stephens Inc.                   Wells Fargo Bank,N.A.       Boston Financial Data                 Various Agents
111 Center St.                  525 Market St.              Services, Inc.
Little Rock, AR                 San Francisco, CA           Two Heritage Dr.
                                                            Quincy, MA
Markets the Funds               Manages the                 Maintains records                     Provide
and distributes                 Funds' business              of shares and                        services to
Fund shares                     activities                  supervises the payment                customers
                                                            of dividends
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    FINANCIAL SERVICES FIRMS AND SELLING AGENTS
------------------------------------------------------------------------------------------------------------------
                       Advise current and prospective shareholders on their Fund investments
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------


24  Lifepath Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each LifePath Fund paid on an annual basis for the services described.

The Investment Advisor
Barclay's Global Fund Advisors ("BGFA"),a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank
PLC, is the advisor for each of the LifePath Master Portfolios. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of June 30, 1999, BGI managed or provided investment advice for assets aggregating in excess of $687 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive 0.55% of each Master Portfolio's net assets.

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trustees. For providing these services Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                LifePath Funds Prospectus     25

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther
        King, Jr.Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

26   LifePath Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                 LifePath Funds Prospectus    27

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

--------------------------------------------------------------------------------
      GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

      . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p. m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

      . Redemption proceeds are usually wired to the redeeming Institution the following business day.

      . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

      . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

      . Generally, we pay redemption requests in cash, unless the redemption requests is for more than $250, 000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.

28  LifePath Funds Prospectus

                                                          How to Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market funds and the Service Class shares of money market Funds.

                                                  LifePath Funds Prospectus   29

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends, periodically and make capital gains distributions at least annually.

     Contact your Institution for distribution options.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

30   LifePath Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management,Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

     Wells Fargo Funds Trust                Predecessor Fund

     LifePath Opportunity Fund              Stagecoach LifePath Opportunity Fund

     LifePath 2010 Fund                     Stagecoach LifePath 2010 Fund

     LifePath 2020 Fund                     Stagecoach LifePath 2020 Fund

     LifePath 2030 Fund                     Stagecoach LifePath 2030 Fund

     LifePath 2040 Fund                     Stagecoach LifePath 2040 Fund

                                                  LifePath Funds Prospectus  31

GLOSSARY
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, capital Growth
     The increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

32  LifePath Funds Prospectus

-------------------------------------------------------------------------------
     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" are issued by the Federal National Mortgage Association, and FHLMC securities, known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Investment-Grade Debt
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers'acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

                                                   LifePath Funds Prospectus  33

Glossary
--------------------------------------------------------------------------------

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Quantitatively Measured Risk
     Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Time Horizon
     An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities,

34  LifePath Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

               NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

                                                                           WELLS
                                                                           FARGO

                                                                           FUNDS


WELLS FARGO INCOME FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PROSPECTUS

Corporate Bond Fund

Income Fund

Income Plus Fund

Intermediate Government Income Fund

Limited Term Government Income Fund

Stable Income Fund

Variable Rate Government Fund

Class A, Class B, Class C



                                                                      NOVEMBER 8
                                                                            1999

Table of Contents                                                                      Income Funds
---------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                   4
This section contains important             Summary of Important Risks                            6
summary information about the               Performance History                                   9
Funds.                                      Summary of Expenses                                  14
                                            Key Information                                      18

---------------------------------------------------------------------------------------------------
The Funds                                   Corporate Bond Fund                                  20
This section contains important             Income Fund                                          24
information about the individual            Income Plus Fund                                     28
Funds.                                      Intermediate Government Income Fund                  32
                                            Limited Term Government Income Fund                  36
                                            Stable Income Fund                                   40
                                            Variable Rate Government Fund                        44
                                            General Investment Risks                             48
                                            Organization and Management
                                             of the Funds                                        54

---------------------------------------------------------------------------------------------------
Your Investment                             A Choice of Share Classes                            56
Turn to this section for                    Reduced Sales Charges                                60
information on how to open an               Exchanges                                            63
account and how to buy, sell and            Your Account                                         64
exchange Fund shares.                         How to Buy Shares                                  65
                                              How to Sell Shares                                 68

---------------------------------------------------------------------------------------------------
Reference                                   Additional Services and
Look here for additional                     Other Information                                   70
information and term                        Table of Predecessors                                72
definitions.                                Portfolio Managers                                   74
                                            Glossary                                             76


Income Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

     FUND                                     OBJECTIVE
     Corporate Bond Fund                      Seeks a high level of current income consistent with reasonable risk.



     Income Fund                              Seeks current income and total return.



     Income Plus Fund                         Seeks to maximize income while maintaining prospects for capital appreciation.



     Intermediate Government                  Seeks current income, consistent with safety of principal.
     Income Fund



     Limited Term Government                  Seeks current income, while preserving capital.
     Income Fund



     Stable Income Fund                       Seeks to maintain stability of principal while providing low volatility total return.



     Variable Rate Government                 Seeks a high level of current income, while reducing principal volatility.
     Fund

3    Income Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     We invest primarily in investment grade corporate debt securities of any maturity. Under normal market conditions we expect to maintain a dollar weighted average maturity for portfolios of between 10 and 15 years. We may also invest in U.S. Government obligations, and up to 25% of our assets in below investment grade securities.

     We invest in a broad spectrum of U.S. issues, including U.S. Government obligations, mortgage-and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We target average portfolio duration in a range based around the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 5-6 years, but is expected to change frequently).

     We invest in corporate and government debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment grade categories. An equity focus will be on securities issued by companies and industries that tend to pay high ongoing dividends, such as utilities. We may also buy preferred stock and other convertible securities, as well as common stock of any size company.

     We invest primarily in fixed and variable rate U.S. Government obligations. Under normal circumstances, we invest at least 65% of our total assets in U.S. Government obligations and may invest up to 35% of our total assets in debt securities that are not U.S. Government obligations. We target the average portfolio duration in a range based on the average duration of 5 year U.S. Treasury securities.

     We invest in short-to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

     The Fund is a Gateway fund that invests in short-term investment-grade securities which includes mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

     We invest in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and we may also invest in U.S. Treasury securities with remaining maturities of up to 5 years. We invest in obligations of any maturity, but under ordinary conditions we will maintain a dollar-weighted average maturity of between 10 to 30 years.

                                                    Income Funds Prospectus    4

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 48; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Debt Securities
     The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

5    Income Funds Prospectus

--------------------------------------------------------------------------------

FUND                                    SPECIFIC RISKS

                                        We may invest in debt securities that
                                        are in low or below investment grade
                                        categories, or are unrated or in default
                                        at the time of purchase. Such debt
                                        securities have a much greater risk of
                                        default (or in the case of bonds
                                        currently in default, of not returning
                                        principal) and are more volatile than
                                        higher-rated securities of similar
Corporate Bond Fund                     maturity. The value of such debt
                                        securities will be affected by overall
                                        economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

                                        Mortgage-backed securities are subject
Income Fund                             to prepayment risk and to extension
                                        risk, either of which can reduce the
                                        rate of return on the portfolio.

                                        We may invest in debt securities that
                                        are in low or below investment grade
                                        categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.
Income Plus Fund
                                        We may invest Fund assets in equity
                                        securities, which are subject to equity
                                        market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

                                        The U.S. Government does not guarantee
Intermediate Government                 the market value or current yield of its
Income Fund and Limited                 obligations. Not all U.S. Government
Term Government Income                  obligations are backed by the full faith
Fund                                    and credit of the U.S. Government.
                                        Mortgage-backed securities are subject
                                        to prepayment risk and to extension
                                        risk, either of which can reduce the
                                        rate of return on the portfolio.

                                                      Income Funds Prospectus  6

Summary of Important Risks
--------------------------------------------------------------------------------

FUND                                     SPECIFIC RISKS

                                         The Fund is primarily subject to the
                                         debt securities risks described in the
                                         "Common Risks" section above.
                                         Investments in foreign obligations may
Stable Income Fund                       also present special risks, including
                                         currency, political, diplomatic,
                                         regulatory and liquidity risks.

                                         Adjustable rate mortgages ("ARMS") have
                                         interest rates tied to an index, such
                                         as U.S. Treasury bill rates or the
                                         federal funds target rate, so that
                                         payments may be periodically reset
                                         according to changes in the index.
                                         Individual ARMS are bundled together
                                         and sold as securities. Unlike
                                         conventional debt securities, which
Variable Rate Government                 typically make semi-annual interest
Fund                                     payments and repay principal at
                                         maturity, ARMs provide a monthly
                                         payment of a pro-rated share of both
                                         interest payments and payments and pre-
                                         payments of principal. Since ARMs
                                         adjust to interest rate changes, they
                                         may be less sensitive to interest rate
                                         changes than their weighted-average
                                         maturity might suggest. Not all U.S.
                                         Government obligations are backed by
                                         the full faith and credit of the
                                         U.S. Government.

7    Income Funds Prospectus

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results. The Corporate Bond Fund and Income Plus Fund have been in operation less than a calendar year, so return information is not reported for these Funds.

     Income Fund Class A Calendar Year Returns (%)*

       1989               9.73
       1990               9.20
       1991              18.87
       1992               7.96
       1993               8.90
       1994              -7.00
       1995              17.34
       1996               1.91
       1997              10.26
       1998               8.98

     Best Qtr.: Q3 '91 . 6.21%    Worst Qtr.: Q2 '94 . -3.39%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -3.40%.

          Average annual total return (%)

          for the period ended 12/31/98           1 year    5 years   10 years

          Class A (Incept.6/9/87)/1/               4.07       5.00      7.89
          Class B (Incept.8/5/93)/1/               3.28       4.88      7.57
          LB Gov't./Corp.Bond Index/2/             9.47       7.30      9.33

      1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to the Institutional Class shares.
      2.  Lehman Brothers Government/Corporate Bond Index.

                                                    Income Funds Prospectus   8

Performance History
--------------------------------------------------------------------------------

     Intermediate Government Income Fund Class A Calendar Year Returns (%)*

       1989               9.72
       1990               8.78
       1991              14.00
       1992               6.00
       1993               8.96
       1994              -6.16
       1995              13.75
       1996               3.13
       1997               8.72
       1998               9.65

     Best Qtr.: Q3 '98 . 5.91%    Worst Qtr.: Q2 '94 . -3.73%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -1.86%.

          Average annual total return (%)

          for the period ended 12/31/98           1 year    5 years   10 years

          Class A (Incept.5/2/96)/1/               4.72       4.62      7.01
          Class B (Incept.5/17/96)/1/              3.73       4.47      6.70
          Class C (Incept.11/8/99)/2/               N/A        N/A       N/A
          LB Intermediate Gov't./Index/3/          8.49       6.45      8.34

      1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
      2. Class C did not exist prior to 11/8/99, therefore returns are not available.
      3.  Lehman Brothers Government/Corporate Bond Index.

9     Income Funds Prospectus

--------------------------------------------------------------------------------

     Limited Term Government Income Fund Class A Calendar Year Returns (%)*

       1994              -1.42
       1995              12.67
       1996               3.61
       1997               7.57
       1998               7.61

     Best Qtr.: Q3 '98 . 4.81%    Worst Qtr.: Q3 '94 . -0.67%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -0.28%.

          Average annual total return (%)
                                                                      Since
          for the period ended 12/31/98        1 year    5 years   Inception/1/

          Class A (Incept.10/27/93)             2.75       4.93         4.87
          Class B (Incept.6/15/98)/1/           1.97       4.92         4.99
          LB 1-3 Year Gov't.Bond Index/2/       6.97       5.96         5.85

      1. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
      2.  Lehman Brothers 1-3 Year Government Bond Index.
      3.  October 27, 1993.

                                                     Income Fund Prospectus   10

Performance History
--------------------------------------------------------------------------------

     Stable Income Fund Class A Calendar Year Returns (%)*

     1995                7.93
     1996                5.46
     1997                6.46
     1998                5.87

     Best Qtr.: Q2 '95 . 2.24%    Worst Qtr.: Q4 '98 . 0.89%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 2.61%.

     Average annual total return (%)
                                                               Since
     for the period ended 12/31/98            1 year        Inception/3/

     Class A (Incept.5/2/96)/1/                 4.28            5.99
     Class B (Incept.5/17/96)/1/                3.48            5.55
     ML Treasury Bill One-Year/2/               5.89            6.12

      1. Performance shown for periods prior to the inception of this Class reflects the performance of the Institutional Class shares adjusted to reflect this Class's fees and expenses.
      2.  Merrill Lynch Treasury Bill One-Year Index.
      3.  November 9, 1994.

11   Income Funds Prospectus

--------------------------------------------------------------------------------

     Variable Rate Government Fund Class A Calendar Year Returns*

     1991            8.60
     1992            4.23
     1993            4.87
     1994           -3.81
     1995            7.69
     1996            4.41
     1997            5.43
     1998            3.58

     Best Qtr.: Q4 '90 . 2.75%    Worst Qtr.: Q4 '94 . -2.09%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 1.63%.

     Average annual total return (%)
                                                                     Since
     for the period ended 12/31/98         1 year      5 years     Inception

     Class A (Incept.11/1/90)              -1.03         2.44         3.99
     LB ARMs Index/1/                       5.27         6.11          N/A

      1.  Lehman Brothers Adjustable Rate Mortgages Index.

                                                     Income Funds Prospectus  12

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

                                                                                   All Funds/1/
                                                                           ------------------------------
                                                                           CLASS A     CLASS B    CLASS C
  Maximum sales charge (load) imposed
   on purchases (as a percentage of offering price)                           4.50%      None       None
  Maximum deferred sales charge (load) (as a percentage of the lower
   of the Net asset value ("NAV") at purchase or the NAV at redemption)       None/2/    5.00%      1.00%
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------
                                                                             Corporate Bond
                                                                                  Fund
                                                                 ----------------------------------------
                                                                 CLASS A        CLASS B        CLASS C
                                                                 ----------------------------------------
   Management Fees                                                 0.50%          0.50%          0.50%
   Distribution (12b-1) Fees                                       0.00%          0.75%          0.75%
   Other Expenses/3/                                               1.36%          1.42%          1.41%
---------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%          2.67%          2.66%
---------------------------------------------------------------------------------------------------------
   Fee Waivers/4/                                                  0.86%          0.92%          0.91%
---------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                    1.00%          1.75%          1.75%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                               Limited Term
                                                                          Government Income Fund
                                                                 -----------------------------------------
                                                                       CLASS A             CLASS B
                                                                 -----------------------------------------
   Management Fees                                                      0.50%               0.50%
   Distribution (12b-1) Fees                                            0.00%               0.75%
   Other Expenses/3/                                                    0.55%               0.51%
----------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.05%               1.76%
----------------------------------------------------------------------------------------------------------
   Fee Waivers/4/                                                       0.09%               0.05%
----------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                         0.96%               1.71%
----------------------------------------------------------------------------------------------------------

/1/ The Stable Income Fund imposes a maximum sales charge (load) on purchases of Class A shares of 1.5%, and a maximum deferred sales charge (load) on redemptions of Class B shares of 1.5%. The Stable Income Fund does not offer Class C shares.
/2/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/3/ Other expenses are based on estimated amounts for the current fiscal year. /4/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

13   Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
     Income                        Income Plus                                Intermediate
      Fund                             Fund                              Government Income Fund
------------------------------------------------------------------------------------------------------
CLASS A   CLASS B        CLASS A      CLASS B     CLASS C        CLASS A        CLASS B      CLASS C
 0.50%     0.50%          0.60%        0.60%       0.60%          0.50%          0.50%        0.50%
 0.00%     0.75%          0.00%        0.75%       0.75%          0.00%          0.75%        0.75%
 0.59%     0.65%          0.96%        1.00%       0.97%          0.53%          0.53%        0.56%
------------------------------------------------------------------------------------------------------
 1.09%     1.90%          1.56%        2.35%       2.32%          1.03%          1.78%        1.81%
------------------------------------------------------------------------------------------------------
 0.09%     0.15%          0.46%        0.50%       0.47%          0.07%          0.07%        0.10%
------------------------------------------------------------------------------------------------------
 1.00%     1.75%          1.10%        1.85%       1.85%          0.96%          1.71%        1.71%
------------------------------------------------------------------------------------------------------

----------------------------------------------
       Stable                 Variable Rate
     Income Fund             Government Fund
----------------------------------------------
CLASS A        CLASS B           CLASS A
----------------------------------------------
 0.50%          0.50%             0.50%
 0.00%          0.75%             0.00%
 0.57%          0.62%             0.54%
----------------------------------------------
 1.07%          1.87%             1.04%
----------------------------------------------
 0.17%          0.22%             0.26%
----------------------------------------------
 0.90%          1.65%             0.78%
----------------------------------------------

                                                     Income Funds Prospectus  14

Income Funds
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                    Corporate Bond
                                                          Fund
                                        ----------------------------------------
                                        CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
 1 Year                                 $  547         $  678         $  278
 3 Years                                $  929         $1,042         $  740
 5 Years                                $1,334         $1,533         $1,329
10 Years                                $2,465         $2,645         $2,926
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Limited Term Government
                                                         Fund
                                        ----------------------------------------
                                             CLASS A               CLASS B
                                        ----------------------------------------
 1 Year                                      $  544                $  674
 3 Years                                     $  761                $  849
 5 Years                                     $  995                $1,149
10 Years                                     $1,667                $1,794
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

--------------------------------------------------------------------------------
                                                       Corporate Bond
                                                             Fund
                                        ----------------------------------------
                                        CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
 1 Year                                 $  547         $  178         $  178
 3 Years                                $  929         $  742         $  740
 5 Years                                $1,334         $1,333         $1,329
10 Years                                $2,465         $2,645         $2,926
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Limited Term Government
                                                         Fund
                                        ----------------------------------------
                                             CLASS A               CLASS B
                                        ----------------------------------------
 1 Year                                      $  544                 $  174
 3 Years                                     $  761                 $  549
 5 Years                                     $  995                 $  949
10 Years                                     $1,667                 $1,794
--------------------------------------------------------------------------------

15   Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
            Income                        Income Plus                       Intermediate Government
             Fund                             Fund                                Income Fund
----------------------------------------------------------------------------------------------------------
     CLASS A     CLASS B        CLASS A      CLASS B       CLASS C       CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------
     $  547      $  678         $  557       $  688        $  288        $  544      $  674      $  274
     $  772      $  882         $  877       $  986        $  679        $  756      $  853      $  560
     $1,015      $1,213         $1,220       $1,410        $1,198        $  987      $1,158      $  971
     $1,711      $1,899         $2,186       $2,357        $2,620        $1,647      $1,798      $2,118

-----------------------------------------------------------------
          Stable Income                     Variable Rate
               Fund                        Government Fund
-----------------------------------------------------------------
     CLASS A        CLASS B                     CLASS A
-----------------------------------------------------------------
     $  240         $  318                      $  526
     $  469         $  566                      $  741
     $  715         $  899                      $  974
     $1,421         $1,580                      $1,641

----------------------------------------------------------------------------------------------------------
            Income                        Income Plus                       Intermediate Government
             Fund                             Fund                                 Income Fund
----------------------------------------------------------------------------------------------------------
     CLASS A     CLASS B        CLASS A      CLASS B       CLASS C       CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------
     $  547      $  178         $  557       $  188        $  188        $  544      $  174      $  174
     $  772      $  582         $  877       $  686        $  679        $  756      $  553      $  560
     $1,015      $1,013         $1,220       $1,210        $1,198        $  987      $  958      $  971
     $1,711      $1,899         $2,186       $2,357        $2,620        $1,647      $1,798      $2,118

     -----------------------------------------------------------------
               Stable Income                     Variable Rate
                    Fund                        Government Fund
     -----------------------------------------------------------------
          CLASS A        CLASS B                     CLASS A
     -----------------------------------------------------------------
          $  240         $  168                      $  526
          $  469         $  566                      $  741
          $  715         $  899                      $  974
          $1,421         $1,580                      $1,641

                                                      Income Funds Prospectus 16

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     Important Risk Factors
     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

17 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Corporate Bond Fund
--------------------------------------------------------------------------------

     Portfolio Managers:   N. Graham Allen, FCMA; John W. (Jack) Burgess;
                           Jacqueline A. Flippin; Daniel J. Kokoszka, CFA;
                           Scott M. Smith, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Corporate Bond Fund seeks a high level of current income, consistent with reasonable risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek a high level of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years. We also may invest in U.S. Government obligations.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of our total assets in corporate debt securities;

     .    in U.S. Government obligations;

     . up to 25% of our total assets in debt securities that are below investment grade; and

     .    up to 25% of our total assets in securities of foreign issuers.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We may invest in securities regardless of their rating, or in securities that are unrated or in default at the time of purchase.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

19 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Corporate Bond Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                  CLASS A SHARES--COMMENCED
                                                  ON APRIL 1, 1998
                                                  ----------------------------------------------------------
                                                        June 30,                June 30,
For the period ended:                                     1999                    1998
                                                  ----------------------------------------------------------
Net asset value, beginning of period                     $10.03                   $10.00

Income from investment operations:
  Net investment income (loss)                             0.62                     0.17
  Net realized and unrealized gain (loss)
     on investments                                       (0.37)                    0.03

Total from investment operations                           0.25                     0.20

Less distributions:
  Dividends from net investment income                    (0.62)                   (0.17)
  Distributions from net realized gain                    (0.04)                    0.00

Total from distributions                                  (0.66)                   (0.17)

Net asset value, end of period                           $ 9.62                   $10.03

Total return (not annualized)/1/                           2.45%                    1.98%

Ratios/supplemental data:
  Net assets, end of period (000s)                       $5,482                   $5,503

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  0.93%                    0.56%
  Ratio of net investment income (loss) to
     average net assets                                    6.21%                    6.47%

Portfolio turnover                                          115%                      33%

Ratio of expenses to average net assets prior to
 waived fees and reimbursed expenses (annualized)          2.10%                    3.74%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and reimbursed
  expenses (annualized)                                    5.04%                    3.29%

------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include sales charges and represent returns for the three-month period from April 1, 1998 to June 30, 1998.

21 Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     CLASS B SHARES--COMMENCED                                               CLASS C SHARES--COMMENCED
     ON APRIL 1, 1998                                                        ON APRIL 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
         JUNE 30,                              June 30,                              June 30,            June 30,
          1999                                   1998                                  1999                1998
------------------------------------------------------------------------------------------------------------------------------------
         $ 10.03                                $10.00                                $10.03              $10.00

            0.55                                  0.15                                  0.55                0.15

           (0.37)                                 0.03                                 (0.37)               0.03

            0.18                                  0.18                                  0.18                0.18

           (0.55)                                (0.15)                                (0.55)              (0.15)
           (0.04)                                 0.00                                 (0.04)               0.00

           (0.59)                                (0.15)                                (0.59)              (0.15)

         $  9.62                                $10.03                                $ 9.62              $10.03

            1.68%                                 1.81%                                 1.67%               1.78%

         $11,311                                $4,595                                $1,994              $  299

            1.68%                                 1.35%                                 1.70%               1.34%

            5.43%                                 5.47%                                 5.39%               5.57%

             115%                                   33%                                  115%                 33%

            2.65%                                 4.30%                                 2.94%               8.58%

            4.46%                                 2.52%                                 4.15%              (1.67%)

                                                     Income Funds Prospectus  22

Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager:    Marjorie H. Grace, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Income Fund seeks current income and total return.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a diversified portfolio of debt and variable-rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of U.S. issues, including U.S. Government obligations, mortgage-and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We target average portfolio duration in a range based around the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 5-6 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation, or growth cycles.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     . up to 70% of our total assets in corporate debt securities such as bonds, debentures and notes, including debt securities that can be converted into or exchanged for common stocks;

     .  at least 30% of our total assets in U.S. Government obligations;

     . up to 50% of our total assets in mortgage-backed securities and up to 25% of our assets in asset-backed securities; and

     . at least 80% of our total assets in investment-grade debt securities. The Fund may invest up to 20% of its total assets in below investment-grade debt securities rated, at the time of purchase, in the fifth highest long-term rating category assigned by a nationally recognized ratings organization ("NRRO").

     We may also invest in zero coupon securities and enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have an average dollar-weighted maturity of between 3 and 15 years.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and total return.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Mortgage- and asset-backed securities may not be guaranteed by the U.S.Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can lower the rate of return on the portfolio. The Income Fund may invest in lower rated securities, which tend to be more sensitive to economic conditions and involve greater credit risk than higher rated securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

23  Income Funds Prospectus

                                              This Page intentionally left blank
--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                             CLASS A SHARES--COMMENCED
                                                                             ON JUNE 9, 1987
                                                                         -----------------------------------------------------------
                                                                               MAY 31,             May 31,               May 31,
                                                                                1999                1998                  1997
                                                                         -----------------------------------------------------------
For the period ended:

Net asset value, beginning of period                                         $  9.79              $  9.27                $ 9.27

Income from investment operations:
Net investment income (loss)                                                    0.59                 0.61                  0.62
Net realized and unrealized gain (loss)
on investments                                                                 (0.31)                0.52                  0.00

Total from investment operations                                                0.28                 1.13                  0.62

Less distributions:
Dividends from net investment income                                           (0.59)               (0.61)                (0.62)
Distributions from net realized gain                                            0.00                 0.00                  0.00

Total from distributions                                                       (0.59)               (0.61)                (0.62)

Net asset value, end of period                                               $  9.48              $  9.79                $ 9.27

Total return (not annualized)/1/                                                2.81%               12.47%                 6.79%

Ratios/supplemental data:
Net assets, end of period (000s)                                             $13,731              $ 7,661                $5,142

Ratios to average net assets (annualized):
Ratio of expenses to average net assets                                         0.75%                0.75%                 0.75%
Ratio of net investment income (loss) to
average net assets                                                              5.98%                6.29%                 6.59%

Portfolio turnover                                                            202.22%              167.09%               231.00%

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses (annualized)/2/                             1.08%                1.14%                 1.17%

Ratio of net investment income (loss) to
average net assets prior to waived fees
and reimbursed expenses (annualized)                                            5.65%                5.90%                 6.17%
------------------------------------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

/2/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the ratio in the absence of any waivers and reimbursements.

25  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                               CLASS B SHARES--COMMENCED
                               ON AUGUST 5, 1993

-------------------------------------------------------------------------------------------------
         May 31,     May 31,     May 31,     May 31,     May 31,      May 31,      May 31,
          1996        1995        1999        1998        1997         1996         1995
-------------------------------------------------------------------------------------------------
       $9.63         $ 9.52      $  9.77     $  9.26     $  9.26      $  9.61      $ 9.51

        0.61           0.65         0.52        0.54        0.55         0.54        0.58

       (0.36)          0.11        (0.31)       0.51        0.00        (0.35)       0.10

        0.25           0.76         0.21        1.05        0.55         0.19        0.68

       (0.61)         (0.65)       (0.52)      (0.54)      (0.55)       (0.54)      (0.58)
        0.00           0.00         0.00        0.00        0.00         0.00        0.00

       (0.61)         (0.65)       (0.52)      (0.54)      (0.55)       (0.54)      (0.58)

      $ 9.27         $ 9.63      $  9.46     $  9.77     $  9.26      $  9.26      $ 9.61

        2.58%          8.49%        2.03%      11.52%       6.03%        1.92%       7.57%

      $5,521         $6,231      $ 7,726     $ 4,855     $ 3,349      $ 3,292      $3,296

        0.75%          0.75%        1.50%       1.50%       1.50%        1.50%       1.50%

        6.33%          7.02%        5.22%       5.54%       5.87%        5.57%       6.24%

      270.17%         98.83%      202.22%     167.09%     231.00%      270.17%      98.83%

        1.16%          1.24%        2.13%       2.19%       2.25%        2.27%       2.21%

        5.92%          6.53%        4.59%       4.85%       5.12%        4.80%       5.53%
--------------------------------------------------------------------------------------------------

                                                      Income Funds Prospectus 26

Income Plus Fund
--------------------------------------------------------------------------------

     Portfolio Managers: N. Graham Allen, FCMA; Jacqueline A. Flippin;
                         Scott M. Smith, CFA; John W. (Jack) Burgess; Daniel
                         J. Kokoszka, CFA; Paul C. Single; Allen E. Wisniewski, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between such debt and equity securities based on our assessment of the potential income available. We may buy debt securities that are below investment-grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay high ongoing dividends, such as utilities. We may buy preferred stock and other convertible securities, as well as common stock of any size company. Any capital appreciation will come primarily from the income-producing equity portion of the portfolio.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 25% of our total assets in corporate and government bonds;

     . up to 35% of our total assets in a wide range of income-producing equity securities;

     . up to 50% of our total assets in debt securities that are below investment-grade, including "high risk" securities; and

     . up to 25% of our total assets in securities of foreign issuers.

     We will generally invest in debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the advisor to be of comparable equity. The average credit quality of this portion of the portfolio is expected to be "BB" as rated by S&PTM.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing income while maintaining prospects for capital appreciation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     We may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

27 Income Funds Prospectus

--------------------------------------------------------------------------------

     Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

                                                      Income Funds Prospectus 28

Income Plus Fund                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                          CLASS A SHARES--     CLASS B SHARES--     CLASS C SHARES--
                                                          COMMENCED ON         COMMENCED ON         COMMENCED ON
                                                          JULY 13, 1998        JULY 13, 1998        JULY 13, 1998
                                                          ------------------------------------------------------------
                                                              June 30,            June 30,             June 30,
 For the period ended:                                          1999                1999                 1999
                                                          ------------------------------------------------------------
 Net asset value, beginning of period                          $ 12.50           $ 12.50                $12.50

 Income from investment operations:
   Net investment income (loss)                                   0.77              0.68                  0.68
   Net realized and unrealized gain (loss)
     on investments                                              (0.46)            (0.45)                (0.45)

 Total from investment operations                                 0.31              0.23                  0.23

 Less distributions:
   Dividends from net investment income                          (0.77)            (0.68)                (0.68)
   Distributions from net realized gain                           0.00              0.00                  0.00

 Total from distributions                                        (0.77)            (0.68)                (0.68)

 Net asset value, end of period                                $ 12.04           $ 12.05                $12.05

 Total return (not annualized)/1/                                 2.52%             1.87%                 1.87%

 Ratios/supplemental data:
   Net assets, end of period (000s)                            $11,223           $36,892                $3,037

 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                        0.66%             1.50%                 1.47%
   Ratio of net investment income (loss) to
       to average net assets                                      6.95%             6.25%                 6.23%

 Portfolio turnover                                                176%              176%                  176%

 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)               1.62%             2.14%                 2.49%

 Ratio of net investment income (loss) to average
   net assets prior to waived fees and
   reimbursed expenses (annualized)                               5.99%             5.61%                 5.21%
----------------------------------------------------------------------------------------------------------------------

/1/  Total returns do not include any sales charges.

29 Income Funds Prospectus

                                          This page intentionally left blank
--------------------------------------------------------------------------------

Intermediate Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager:    Marjorie H. Grace, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest primarily in fixed and variable rate U.S. Government obligations. Under normal circumstances, we invest at least 65% of our total assets in U.S. Government obligations and may invest up to 35% of our total assets in debt securities that are not U.S. Government obligations. We target the average portfolio duration in a range based on the average duration of 5-year U.S. Treasury securities. As a result, the dollar-weighted average maturity of the Fund, which was approximately 6.4 years as of May 1, 1999, generally ranges from four to eight years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of our total assets in U.S. Government obligations;

     . up to 50% of our total assets in mortgage-backed securities, and up to 25% of our total assets in asset-backed securities; and

     . up to 10% of our total assets in zero coupon securities.

     As part of our mortgage-backed securities investments, we may enter into dollar rolls. We may not invest more than 25% of our total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. reasury.

     We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors and collars, and futures contracts to manage risk. We also may use options to enhance returns.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income consistent with safety of principal.

31 Income Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Mortgage-and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage-and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Zero coupon securities are sensitive to changes in interest rates, and tend to lose value in a rising interest rate environment. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

                                                      Income Funds Prospectus 32

Intermediate Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

      A SHARE OUTSTANDING

                                                                                                 CLASS A SHARES--COMMENCED
                                                                                                 ON MAY 2, 1996
                                                                                              -----------------------------------
For the period ended:                                                                                 MAY 31,          May 31,
                                                                                                       1999             1998
Net asset value, beginning of period                                                                  $ 11.22         $ 10.84

Income from investment operations:
  Net investment income (loss)                                                                           0.64            0.77
  Net realized and unrealized gain
    (loss) on investments                                                                               (0.17)           0.31

Total from investment operations                                                                         0.47            1.08

Less distributions:
  Dividends from net investment income                                                                  (0.65)          (0.70)
  Distributions from net realized gain                                                                   0.00            0.00

Total from distributions                                                                                (0.65)          (0.70)

Net asset value, end of period                                                                        $ 11.04         $ 11.22

Total return (not annualized)/1/                                                                         4.21%          10.19%

Ratios/supplemental data:
  Net assets, end of period (000s)                                                                    $18,594         $14,325

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                                                0.68%           0.68%
  Ratio of net investment income (loss) to
    average net assets                                                                                   5.76%           6.35%

Portfolio turnover                                                                                     123.61%          96.76%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/                                                    0.87%           0.86%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                                                                   5.57%           6.17%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the ratio in the absence of any waivers and reimbursements.

33   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                               CLASS B SHARES--COMMENCED
                                               ON MAY 17, 1996
-----------------------------------------------------------------------------------------------------------------------------------
         May 31,               May 31,               May 31,               May 31,               May 31,               May 31,
          1997                  1996                  1999                  1998                  1997                  1996
------------------------------------------------------------------------------------------------------------------------------------
         $10.89                $10.89                $11.21                $10.83                $10.89                $10.97


           0.73                  0.03                  0.53                  0.69                  0.64                  0.03

          (0.05)                 0.00                 (0.13)                 0.31                 (0.05)                (0.08)

           0.68                  0.03                  0.40                  1.00                  0.59                 (0.05)


          (0.73)                (0.03)                (0.57)                (0.62)                (0.65)                (0.03)
           0.00                  0.00                  0.00                  0.00                  0.00                  0.00

          (0.73)                (0.03)                (0.57)                (0.62)                (0.65)                (0.03)

         $10.84                $10.89                $11.04                $11.21                $10.83                $10.89

           6.36%                 0.26%                 3.53%                 9.38%                 5.51%                (0.49)%


        $13,038               $16,562                $8,540                $8,277                $8,970               $10,682


           0.68%                 0.75%                 1.43%                 1.43%                 1.42%                 1.35%

           6.58%                 7.32%                 5.01%                 5.60%                 5.80%                 5.56%

         183.05%                74.64%               123.61%                96.76%               183.05%                74.64%


           0.80%                 1.74%                 1.91%                 1.85%                 1.85%                 2.65%


           6.46%                 6.33%                 4.53%                 5.18%                 5.37%                 4.26%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Income Funds Prospectus   34

Limited Term Government Income Fund
--------------------------------------------------------------------------------

      Portfolio Managers:     Paul C. Single; Jacqueline A. Flippin

      --------------------------------------------------------------------------

      Investment Objective
      The Limited Term Government Income Fund seeks current income, while preserving capital.

      --------------------------------------------------------------------------

      Investment Strategies
      We seek current income by actively managing a diversified portfolio consisting primarily of short-to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

      --------------------------------------------------------------------------

      Permitted Investments
      Under normal market conditions, we invest:

      . at least 65% of our total assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations;

      . in investment grade corporate debt securities including asset-backed securities;

      . no more than 5% of our total assets in securities downgraded below investment-grade after we acquired them;

      . up to 25% of assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and

      . in stripped treasury securities, adjustable-rate mortgage securities, and adjustable portions of collateralized mortgage obligations ("CMOs").

      We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital preservation.

      Important Risk Factors
      Mortgage- and asset-backed securities and CMOs may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities and CMOs are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

      Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

      You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

35 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                       CLASS A SHARES--COMMENCED
                                                                       ON OCTOBER 27, 1993
                                                                       ----------------------------------------------
For the period ended:                                                    June 30,         June 30,         Mar. 31,
                                                                          1999             1998/1/           1998
                                                                       ----------------------------------------------
Net asset value, beginning of period                                       $  9.97         $  9.95          $  9.64

Income from investment operations:
  Net investment income (loss)                                                0.57            0.13             0.51
  Net realized and unrealized gain (loss)
    on investments                                                           (0.23)           0.02             0.31

Total from investment operations                                              0.34            0.15             0.82

Less distributions:
  Dividends from net investment income                                       (0.57)          (0.13)           (0.51)
  Distributions from net realized gain                                        0.00            0.00             0.00

Total from distributions                                                     (0.57)          (0.13)           (0.51)

Net asset value, end of period                                             $  9.74         $  9.97          $  9.95

Total return (not annualized)/4/                                              3.37%           1.54%            8.69%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $42,956         $38,149          $29,694

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                     0.96%           0.96%            0.78%
  Ratio of net investment income (loss) to average net assets                 5.66%           5.36%            5.19%

Portfolio turnover                                                             116%             12%              48%

Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses (annualized)                                   1.21%           1.24%            1.30%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                                        5.41%           5.08%            4.67%
---------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to June 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September 30. /4/ Total returns do not include any sales charges.

37   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                                    CLASS B SHARES--COMMENCED
                                                                    ON JUNE 15, 1998
--------------------------------------------------------------------------------------------------
     Mar. 31,         Sept. 30,        Dec. 31,          Dec. 31,         June 30,      June 30,
     1997/2/          1996/3/           1995              1994             1999          1998
--------------------------------------------------------------------------------------------------
   $  9.73            $ 10.00         $  9.39          $  9.99           $ 9.97          $10.03


      0.34               0.41            0.55             0.46             0.50            0.02

     (0.09)             (0.27)           0.61            (0.60)           (0.23)          (0.06)

      0.25               0.14            1.16            (0.14)            0.27           (0.04)


     (0.34)             (0.41)          (0.55)           (0.46)           (0.50)          (0.02)
      0.00               0.00            0.00             0.00             0.00            0.00

     (0.34)             (0.41)          (0.55)           (0.46)           (0.50)          (0.02)

   $  9.64            $  9.73         $ 10.00          $  9.39           $ 9.74          $ 9.97

      2.57%              1.34%          12.67%           (1.42%)           2.65%          (0.38%)


   $33,920            $37,465         $39,928          $11,602           $9,643          $7,514


      0.71%              0.76%           0.71%            0.25%            1.66%           1.66%
      6.96%              5.60%           5.64%            4.75%            4.95%           5.08%

        52%               389%            472%             288%             116%             12%


      1.12%              1.21%           1.67%            2.28%            1.99%           1.97%


      6.55%              5.15%           4.68%            2.72%            4.62%           4.77%
--------------------------------------------------------------------------------------------------

                                                   Income Funds Prospectus    38

Stable Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  John Huber

     ---------------------------------------------------------------------------

     Investment Objective
     The Stable Income Fund seeks stability of principal while providing low volatility total return.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     The Fund invests primarily in short-term investment-grade securities. We invest in a diversified portfolio of fixed and variable rate U.S. dollar-denominated fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .  at least 65% of total assets in income-producing debt securities;
     .  up to 65% of total assets in mortgage-backed securities;
     . up to 25% of total assets in other types of asset-backed securities; . up to 25% of total assets in mortgage-backed securities that are not
        U.S. Government obligations; and
     .  up to 50% of total assets in U.S. Government obligations.

     The Fund may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of its total assets in the securities of any other issuer. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     The Fund only purchases investment grade securities. The Fund invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain a dollar-weighted average maturity of between 2 and 5 years.

     The Fund may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. The Fund also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maintaining stability of principal while providing low volatility total return.

     ---------------------------------------------------------------------------

     Important Risk Factors
     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

39   Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Stable Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                            CLASS A SHARES--COMMENCED
                                                            ON MAY 2, 1996
                                                            --------------------------------
                                                                May 31,          May 31,
For the period ended:                                            1999             1998
                                                            --------------------------------
Net asset value, beginning of period                            $  10.31        $  10.24

Income from investment operations:
  Net investment income (loss)                                      0.54            0.58
  Net realized and unrealized gain
    (loss) on investments                                          (0.06)           0.06

Total from investment operations                                    0.48            0.64

Less distributions:
  Dividends from net investment income                             (0.53)          (0.57)
  Distributions from net realized gain                              0.00            0.00

Total from distributions                                           (0.53)          (0.57)

Net asset value, end of period/1/                               $  10.26        $  10.31

Total return (not annualized)/1/                                    4.74%           6.38%

Ratios/supplemental data:
  Net assets, end of period (000s)                              $  8,559        $  8,561

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                           0.65%/3/        0.65%/3/
  Ratio of net investment income (loss) to
    average net assets                                              5.11%/3/        5.74%/3/

Portfolio turnover                                                 29.46%/4/       37.45%/4/

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/               0.95%/3/        0.91%/3/

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)                              4.81%/3/        5.48%/3/
--------------------------------------------------------------------------------------------

/1/ During each period,various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

41  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                            CLASS B SHARES--COMMENCED
                            ON MAY 17, 1996
--------------------------------------------------------------------------------
   May 31,       May 31,      May 31,       May 31,      May 31,      May 31,
    1997          1996         1999          1998         1997         1996
--------------------------------------------------------------------------------
  $ 10.20       $ 10.22      $  10.30      $  10.24      $ 10.20      $ 10.23


     0.58          0.02          0.44          0.51         0.52         0.02

     0.04          0.00         (0.04)         0.04         0.02        (0.01)

     0.62          0.02          0.40          0.55         0.54         0.01


    (0.58)        (0.04)        (0.44)        (0.49)       (0.50)       (0.04)
     0.00          0.00          0.00          0.00         0.00         0.00

    (0.58)        (0.04)        (0.44)        (0.49)       (0.50)       (0.04)

  $ 10.24       $ 10.20      $  10.26      $  10.30      $ 10.24      $ 10.20

     6.24%         0.23%         4.07%         5.50%        5.43%        0.12%

  $12,451       $16,256      $  2,387      $  1,817      $ 1,056      $   867

     0.65%         0.70%         1.40%/3/      1.40%/3/     1.39%        1.42%

     5.69%         5.77%         4.34%/3/      4.94%/3/     4.96%        5.02%

    41.30%       109.95%        29.46%/4/     37.45%/4/    41.30%      109.95%


     0.87%         2.22%         2.15%/3/      2.31%/3/     2.89%        3.07%

     5.47%         4.25%         3.59%/3/      4.03%/3/     3.46%        3.37%
--------------------------------------------------------------------------------

                                                      Income Funds Prospectus 42

Variable Rate Government Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Paul C. Single; Scott M. Smith, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Variable Rate Government Fund seeks a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities.
     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio invested primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, also known as "ARMS." We invest in obligations of any maturity, but under ordinary conditions we will maintain a dollar-weighted average maturity of between 10 to 30 years. In unusual circumstances, the dollar-weighted average maturity may be below 10 years. We also may invest in U.S. Treasury securities with remaining maturities of up to 5 years.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of our total assets in ARMS issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     . in adjustable rate portions of collateralized mortgage obligations
       ("CMOs") issued by U.S. Government agencies and CMOs rated "AAA" by S&P, or "Aaa" by Moody's; and

     . up to 5% of our assets in securities purchased on a "when-issued" basis.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income.

     Important Risk Factors
     The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 48; and the specific risks listed here. They are all important to your investment choice.

43  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Variable Rate Government Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                                 CLASS A SHARES--COMMENCED
                                                                                 ON NOVEMBER 1, 1990
                                                                              -----------------------------------
                                                                                   JUNE 30,           June 30,
For the period ended:                                                                1999               1998/1/
                                                                              -----------------------------------
Net asset value, beginning of period                                             $   9.19              $   9.23

Income from investment operations:
 Net investment income (loss)                                                        0.43                  0.24
 Net realized and unrealized gain (loss)
  on investments                                                                    (0.23)                (0.04)

Total from investment operations                                                     0.20                  0.20

Less distributions:
 Dividends from net investment income                                               (0.43)                (0.24)
 Distributions from net realized gain                                                0.00                  0.00

Total from distributions                                                            (0.43)                (0.24)

Net asset value, end of period                                                   $   8.96              $   9.19

Total return (not annualized)/2/                                                     2.17%                 2.16%

Ratios/supplemental data:
 Net assets, end of period (000s)                                                $108,203              $164,994

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                                             0.78%                 0.78%
 Ratio of net investment income (loss) to average net assets                         4.71%                 5.21%

Portfolio turnover                                                                     80%                   45%

Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses (annualized)                                           1.13%                 1.11%

Ratio of net investment income (loss) to
 average net assets prior to waived fees
 and reimbursed expenses (annualized)                                                4.36%                 4.88%
-----------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to June 30. /2/ Total returns do not include any sales charges.

45  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Dec. 31,            Dec. 31,             Dec. 31,              Dec. 31,
     1997                1996                 1995                  1994
--------------------------------------------------------------------------------
  $   9.25             $   9.35             $   9.19              $     9.99
      0.51                 0.50                 0.53                    0.43
     (0.02)               (0.10)                0.16                   (0.80)
      0.49                 0.40                 0.69                   (0.37)
     (0.51)               (0.46)               (0.53)                  (0.43)
      0.00                (0.04)                0.00                    0.00
     (0.51)               (0.50)               (0.53)                  (0.43)
  $   9.23             $   9.25             $   9.35              $     9.19
      5.43%                4.41%                7.69%                  (3.81%)
  $227,353             $393,948             $653,897              $1,215,546
      0.81%                0.88%                0.84%                   0.79%
      5.55%                5.36%                5.71%                   4.40%
        92%                 277%                 317%                    164%
      1.09%                0.98%                0.96%                   0.94%
      5.27%                5.26%                5.59%                   4.25%
--------------------------------------------------------------------------------

                                                     Income Funds Prospectus  46

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     . The market value of lower-rated debt securities and unrated securities of comparable quality that the Corporate Bond, Income and Income Plus Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-

47  Income Funds Prospectus

--------------------------------------------------------------------------------

        rating categories. Even securities rated "BBB" by S&P or by Moody's ratings which are considered investment-grade, possess some speculative characteristics. Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                                     Income Funds Prospectus  48

General Investment Risks
--------------------------------------------------------------------------------

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of mortgage-backed or other asset-backed securities, and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

49  Income Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are not the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                   INTER-   LIMITED         VARI-
                                                                                                   MEDIATE  TERM            ABLE
                                                                            CORP-                  GOVERN-  GOVERN-         RATE
                                                                            ORATE          INCOME  MENT     MENT    STABLE  GOVERN-
                                                                            BOND   INCOME  PLUS    INCOME   INCOME  INCOME  MENT


INVESTMENT PRACTICE                                RISK
Borrowing Policies
The ability to borrow from banks for temporary     Leverage Risk             .       .       .        .        .        .       .
purposes to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are           Interest Rate and         .       .       .        .        .        .       .
adjusted either on a schedule or when an index     Credit Risk
or benchmark changes.

Foreign Securities
Debt of a foreign government or corporation or     Information, Political,
dollar-denominated debt obligations of foreign     Regulatory, Diplomatic,   .               .                 .        .
branches of U.S. banks or U.S. branches of         Liquidity and Currency
foreign banks.                                     Risk

Forward Commitment, When-issued and
Delayed Delivery Transactions
Securities bought or sold for delivery at a        Interest Rate,            .               .        .        .        .       .
later date or bought or sold for a fixed price     Leverage, Credit and
at a fixed date.                                   Experience Risk

High Yield Securities
Debt securities of lower quality that produce      Interest Rate and
generally higher rates of return. These            Credit Risk               .               .                          .
securities, also known as "junk bonds", tend to
be more sensitive to economic conditions and
during sustained periods of rising interest
rates, may experience interest and/or principal
defaults.

Illiquid Securities
A security that cannot be readily sold, or         Liquidity Risk            .               .        .        .                .
cannot  be readily sold without negatively
affecting its fair price. Limited to 15% of
total assets.

Loans Of Portfolio Securities
The practice of loaning securities to brokers,     Credit, Counter-Party
dealers and financial institutions to increase     and Leverage Risk         .       .       .        .        .        .       .
return on those securities. Loans may be made up
to Investment Company Act of 1940 limits
(currently one-third of total assets including
the value of the collateral received).

                                                    Income Funds Prospectus   50

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                            LIMITED         VARI-
                                                                                                   INTER-   TERM            ABLE
                                                                            CORP-                  MEDIATE  GOVERN-         RATE
                                                                            ORATE          INCOME  GOVERN-  MENT    STABLE  GOVERN-
                                                                            BOND   INCOME  PLUS    MENT     INCOME  INCOME  MENT

INVESTMENT PRACTICE                                RISK
Loan Participations
Debt obligations that represent a portion of a     Credit Risk
larger loan made by a bank. Generally sold                                   .       .       .        .                 .
without guarantee or recourse, some
participations sell at a discount because of
the borrower's credit problems.

Mortgage- and Asset-backed Securities
Securities consisting of undivided fractional      Interest Rate,
interests in pools of consumer loans, such as      Credit, Prepayment        .       .       .        .        .        .       .
mortgage loans, car loans, credit card debt or     and Experience Risk
receivables held in trust.

Options
The right or obligation to receive or deliver a    Credit, Information
security or cash payment depending on the          and Liquidity Risk
security's price or the performance of an index                                      .       .        .                 .
or benchmark. Types of options used may include:
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
The temporary investment in shares of another      Market Risk
mutual fund. A pro rata portion of the other                                 .       .       .        .        .        .       .
fund's expenses, in addition to the expenses paid
by the Funds, will be borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which  Liquidity Risk            .               .                          .
may or may not be resold in accordance with Rule
144A of the Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security    Credit and
agrees to buy back a security at an agreed upon    Counter-Party Risk        .       .       .        .        .        .       .
time and price, usually with interest.

Stripped Obligations
Securities that give ownership to either future    Interest Rate Risk
payments of interest or a future payment of                                  .       .       .        .        .        .       .
principal, but not both. These securities tend to
have greater interest rate sensitivity than
conventional debt.

51   Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 72 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                               BOARD OF TRUSTEES
                        Supervises the Funds' activities
-------------------------------------------------------------------------------

         INVESTMENT ADVISOR                                         CUSTODIAN
Wells Fargo Bank, N.A.                           Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities         Provides safekeeping for the Funds' assets
--------------------------------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISORS
Wells Capital Management Incorporated                   Galliard Capital Management, Inc.
525 Market St., San Francisco, CA                       800 LaSalle Ave., #1850, Minneapolis, MN
Manages the investment activities of each               Manages the Stable Income Fund's
Fund except the Stable Income Fund                      investment activities
--------------------------------------------------------------------------------------------------------

                                                                               SHAREHOLDER
                                                      TRANSFER                  SERVICING
DISTRIBUTOR                ADMINISTRATOR                AGENT                    AGENTS
Stephens Inc.          Wells Fargo Bank, N.A.     Boston Financial Data      Various Agents
111 Center St.         525 Market St.             Services, Inc.
Little Rock, AR        San Francisco, CA          Two Heritage Dr.
                                                  Quincy, MA

Markets the Funds      Manages the                Maintains records          Provide
and distributes        Funds' business            of shares and              services to
Fund shares            activities                 supervises the             customers
                                                  payment of dividends
--------------------------------------------------------------------------------------------------------

                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS

53 Income Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

Dormant Investment Advisory Arrangements
Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

The Sub-advisors
Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds except the Stable Income Fund, which invests all of its assets in a core portfolio with a substantially similar investment objective and policies. As of June 30, 1999 WCM provided investment advice for assets aggregating in excess of $42 billion.

Galliard Capital Management, Inc. ("Galliard"), an investment advisor subsidiary of Norwest Bank Minnesota, N.A., is the investment sub-advisor for the core portfolio in which the Stable Income Fund invests substantially all of its assets. As of June 30, 1999, Galliard managed approximately $5.4 billion in assets.

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                      Income Funds Prospectus 54

A Choice Of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class B shares are available for all the Funds in this Prospectus, except for the Variable Rate Government Fund. Class C shares are available for the Corporate Bond, Income Plus and Intermediate Government Income Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

55 Income Funds Prospectus

--------------------------------------------------------------------------------

       CLASS A SHARES LISTED IN THIS PROSPECTUS, EXCEPT FOR THE STABLE INCOME FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                              FRONT-END SALES                        FRONT-END SALES
                                                CHARGE AS %                            CHARGE AS %
        AMOUNT                                   OF PUBLIC                              OF AMOUNT
     OF PURCHASE                              OFFERING PRICE                            INVESTED
     Less than $50,000                             4.50%                                   4.71%

     $50,000 to $99,999                            4.00%                                   4.17%

     $100,000 to $249,999                          3.50%                                   3.63%

     $250,000 to $499,999                          2.50%                                   2.56%

     $500,000 to $999,999                          2.00%                                   2.04%

     $1,000,000 and over/1/                        0.00%                                   0.00%

     /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00%
         CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

       CLASS A SHARES LISTED IN THIS PROSPECTUS FOR THE STABLE INCOME FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                                            FRONT-END SALES                         FRONT-END SALES
                                              CHARGE AS %                              CHARGE AS %
              AMOUNT                           OF PUBLIC                                OF AMOUNT
            OF PURCHASE                      OFFERING PRICE                              INVESTED
     Less than $50,000                             1.50%                                   1.52%

     $50,000 to $99,999                            1.00%                                   1.01%

     $100,000 to $499,999                          0.75%                                   0.76%

     $500,000 to $999,999                          0.50%                                   0.50%

     $1,000,000 and over*                          0.00%                                   0.00%

     * We will assess Class A shares purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

                                                      Income Funds Prospectus 56

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, two years for the Stable Income Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

       CLASS B SHARES LISTED IN THIS PROSPECTUS, EXCEPT FOR THE STABLE INCOME FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN         1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
     CDSC                       5.00%       4.00%        3.00%        3.00%        2.00%        1.00%        0.00%      A Shares

       CLASS B SHARES LISTED IN THIS PROSPECTUS FOR THE STABLE INCOME FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN         1 YEAR                2 YEARS                 3 YEARS               4 YEARS               5 YEARS
     CDSC                       1.50%                 0.75%                   0.00%                 0.00%               A Shares

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, two years for the Stable Income Fund, the CDSC expires. After shares are held for seven years, four years for the Stable Income Fund, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above applicable CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

       CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN         1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS       7 YEARS
     CDSC                      5.00%        4.00%        3.00%        3.00%        2.00%        1.00%       A Shares

57 Balanced Funds Prospectus

--------------------------------------------------------------------------------

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS      6 YEARS       7 YEARS
     CDSC                        3.00%        2.00%         1.00%         1.00%         0.00%        0.00%       A Shares

     Class B shares received in the reorganization of NORWEST ADVANTAGE FUNDS in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, except for the Stable Income Fund, and such shares convert to Class A shares automatically after seven years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES, EXCEPT FOR STABLE INCOME FUND, PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION WITHIN          1 YEAR       2 YEARS       3 YEARS       4 YEARS       5 YEARS      6 YEARS       7 YEARS
     CDSC                        3.00%        2.00%         2.00%          1.00%        0.00%        0.00%       A Shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share CDSC Schedule
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

                                                      Income Funds Prospectus 58

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a letter of intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

59  Income Funds Prospectus

--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

     .  We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

     .  withdrawals are made by participating in the Systematic Withdrawal Plan;

     . withdrawals may not exceed 10% of your Fund assets (including "free" shares) annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .  you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors/trustees and officers of:

        .  Wells Fargo Funds and its affiliates;

        .  Wells Fargo & Company and its affiliates;

        .  Stephens Inc. and its affiliates; and

        .  Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

                                                     Income Funds Prospectus  60

Reduced Sales Charges
--------------------------------------------------------------------------------

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

       FUND                                            CLASS B       CLASS C
       Corporate Bond Fund                               0.75%        0.75%

       Income Fund                                       0.75%         N/A

       Income Plus Fund                                  0.75%        0.75%

       Intermediate Government Income Fund               0.75%        0.75%

       Limited Term Government Income Fund               0.75%         N/A

       Stable Income Fund                                0.75%         N/A

       Variable Rate Government Fund                      N/A          N/A


     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

61  Income Funds Prospectus

Your Account                                                           Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions:a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.

                                                     Income Funds Prospectus  62

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .  $1,000 per Fund minimum initial investment;

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your investment.

     We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

63  Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.


     BY MAIL

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Corporate Bond Fund, Class B."

     . You may start your account with $100 if you elect the Systematic Purchase plan option on the Application.

     .  Mail to: Wells Fargo Funds                Overnight Mail Only: Wells Fargo Funds
                 ATTN: CCSU-Boston Financial                           ATTN: CCSU-Boston Financial
                 P.O. Box 8266                                         66 Brooks Drive
                 Boston, MA 02266-8266                                 Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .  Enclose the payment stub/card from your statement if available.

     .  Mail to: Wells Fargo Funds
                 ATTN: CCSU-Boston Financial
                 PO Box 8266
                 Boston, MA 02266-8266

                                                     Income Funds Prospectus  64

Your Account
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .  Overnight Application to: Wells Fargo Funds
                                  ATTN: CCSU-Boston Financial
                                  66 Brooks Drive
                                  Braintree, MA 02184

     .  Wire Money to:            State Street Bank & Trust   Attention:
                                  Boston, MA                  Wells Fargo Funds
                                                              (Name of Fund and
                                                              Share Class)
                                  Bank Routing Number:
                                  ABA 011 000028              Account Name:
                                                              (Registration Name
                                  Wire Purchase Account       Indicated on
                                  Number: 9905-437-1          Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .  Wire Money to:            State Street Bank & Trust   Attention:
                                  Boston, MA                  Wells Fargo Funds
                                                              (Name of Fund and
                                                              Share Class)
                                  Bank Routing Number:
                                  ABA 011 000028              Account Name:
                                                              (Registration Name
                                  Wire Purchase Account       Indicated on
                                  Number: 9905-437-1          Account)


65  Income Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     .  Call Shareholder Services and instruct the representative to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

     .  Call: 1-800-222-8222

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     .  Call Shareholder Services and instruct the representative to either:

        .  transfer at least $100 from a linked settlement account, or

        .  exchange at least $100 worth of shares from another Wells Fargo Fund.

     .  Call: 1-800-222-8222

                                                     Income Funds Prospectus  66

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     BY MAIL

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

     .  Mail to: Wells Fargo Funds
                 ATTN: CCSU-Boston Financial
                 PO Box 8266
                 Boston, MA 02266-8266

     BY PHONE

     . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

     .  Call: 1-800-222-8222

67  Income Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .  Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                     Income Funds Prospectus  68

Additional Services and Other Information
--------------------------------------------------------------------------------

      Automatic Programs
      These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of each month. Call shareholder services at 1-800-222-8222 for more information.

      . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase and specify an amount of at least $100.

      . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

      . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

         .  must have a Fund account valued at $10,000 or more;

         .  must have your distributions reinvested; and

         .  may not simultaneously participate in the Systematic Purchase Plan.

      It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

      Dividend and Capital Gain Distributions
      The Funds in this Prospectus pay any dividends monthly and make any capital gains distributions annually.

      We offer the following distribution options:

      . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

      . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

      . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

69   Income Funds Prospectus

--------------------------------------------------------------------------------

      . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

      Taxes
      The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

      Dividends distributed from these and the other Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

      We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

                                                    Income Funds Prospectus   70

Table of Predecessors
--------------------------------------------------------------------------------

      The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family Funds, advised by Wells Fargo Bank, N. A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

      Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

           Wells Fargo Funds Trust                   Predecessor Fund
           Corporate Bond Fund                       Stagecoach Corporate Bond Fund

           Income Fund                               Norwest Advantage Income Fund

           Income Plus Fund                          Stagecoach Strategic Income Fund

           Intermediate Government Income Fund       Norwest Advantage Intermediate Government Income Fund

           Limited Term Government Income Fund       Stagecoach Short-Intermediate U.S. Government Income Fund

           Stable Income Fund                        Norwest Advantage Stable Income Fund

           Variable Rate Government Fund             Stagecoach Variable Rate Government Fund

71   Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Portfolio Managers
--------------------------------------------------------------------------------

      N. Graham Allen, FCMA
      Corporate Bond Fund and its predecessor since 1998
      Income Plus Fund and its predecessor since 1998
      Mr. Allen joined WCM in 1998 and is the Firm's Chief Fixed-Income Officer. His responsibilities include overseeing of non-dollar fixed-income investments in major developed countries, emerging markets, Yankee bonds and global high yield investments. Prior to joining WCM, he headed the international bond management team at Bradford & Marzec, an investment advisor firm, where he was responsible for managing high yield securities investments from 1988 to 1998. Educated in England, Mr. Allen is a Fellow Chartered Management Accountant, a recognized accounting body in the United Kingdom.

      John W. (Jack) Burgess
      Corporate Bond Fund and its predecessor since 1998
      Income Plus Fund and its predecessor since 1998 Mr. Burgess joined WCM in 1998 as Portfolio Manager for high yield fixed-income investments. He joined WCM from Independent Financial Advisors, an independent advisory practice, where he performed research and analysis of fixed-income securities from 1995 to 1998. Prior to this position, he was a Portfolio Manager at Aurora National Life Assurance Company, where he managed both equity and fixed-income investments from 1991 to 1994. Mr. Burgess received his BA in English from Harvard College and a Juris Doctorate degree from Harvard Law School.

      Jacqueline A. Flippin
      Corporate Bond Fund and its predecessor since 1998
      Income Plus Fund and its predecessor since 1998
      Limited Term Government Income Fund and its predecessor since 1999 Ms. Flippin joined WCM in 1998 as a Portfolio Manager for taxable fixed-income portfolios. Her area of expertise includes both mortgage-backed securities and high yield debt. She was a fixed-income Portfolio Manager at McMorgan & Company 1994 to 1997. Prior to 1994 Ms. Flippin was at TIAA/CREF. Ms. Flippin received her BA in Sociology from Northwestern University and a MBA from New York University.

      Marjorie H. Grace, CFA
      Income Fund and its predecessor since 1996
      Intermediate Government Income Fund and its predecessor since 1995
      Ms. Grace joined WCM in 1998 and is Managing Director for Taxable Fixed-Income. WCM and NIM combined investment advisory services under the WCM name in 1999. At NIM, she was a Vice President and Director of Taxable Fixed-Income, where she has been affiliated since 1992. Ms. Grace has over 18 years experience in fixed-income portfolio management;managing a diverse mix of taxable and tax-free mutual funds. She currently manages over $900 million for four bond funds from the Wells Fargo Funds Family. Ms. Grace received her BA in Mathematics and Computer Science from the University of California at Los Angeles and a MBA from the University of Colorado.

      John Huber
      Stable Income Fund and its predecessor since 1998
      Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

73   Income Funds Prospectus

--------------------------------------------------------------------------------

      Daniel J. Kokoszka, CFA
      Corporate Bond Fund and its predecessor since 1998
      Income Plus Fund and its predecessor since 1998
      Mr. Kokoszka joined WCM in 1998 as a Portfolio Manager and became the Managing Director of Global Fixed-Income in 1999. Mr. Kokoszka is responsible for non-dollar fixed-income investments in major developed countries and U.S. dollar fixed-income investments (Yankee bonds) in emerging markets. He joined the firm in 1998 from Bradford & Marzec, Inc., an investment advisory firm, where he was a Portfolio Manager on the International Portfolio Management Team from 1993 to 1998. Mr. Kokoszka received a BS in Astronomy from Villanova University, a MS in Mechanical Engineering from George Washington University and a MBA from the University of Rochester. He is a Certified Management Accountant and is Certified in Financial Management.

      Paul C. Single
      Income Plus Fund and its predecessor since 1998
      Limited Term Government Income Fund and its predecessor since 1999 Variable Rate Government Fund and its predecessor since 1990
      Mr. Single joined WCM in 1997 and has been managing taxable fixed-Income portfolios as a member of the Core-Plus Team. He specializes in Treasury, agency and asset-backed securities. Mr. Single's 19 years of experience in fixed-income investing includes a portfolio management position for Wells Fargo Bank from 1988 to 1997. Mr. Single received a BS in Physical Education from Springfield College.

      Scott M. Smith, CFA
      Corporate Bond Fund and its predecessor since 1998
      Income Plus Fund and its predecessor since 1998
      Variable Rate Government Fund and its predecessor since 1993
      Mr. Smith joined WCM in 1997 and currently manages taxable fixed-income portfolios as a member of the Core-Plus Team. His emphasis is on the corporate and mortgage-backed sectors. From 1988 to 1997, while at Wells Fargo Bank, he was a short duration fixed-income specialist and trust administrator. He has 11 years of experience in the investment industry. Mr. Smith received his BA in International Relations/Business from the University of San Diego.

      Allen E. Wisniewski, CFA
      Income Plus Fund and its predecessor since 1998
      Mr. Wisniewski joined WCM in 1997 as a Portfolio Manager for the Value Equity Strategy Team and as a Research Analyst focusing on the higher yield segment of the value strategy. Before joining WCM in 1997, he was a value equity Portfolio Manager from 1987 to 1997 at Wells Fargo Bank. Mr. Wisniewski received a BA in Economics and a MBA from the University of California at Los Angeles.

                                                    Income Funds Prospectus   74

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

      ACH
      Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

      American Depositary Receipts ("ADRS")
      Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

      Asset-Backed Securities
      Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

      Below Investment-Grade
      Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

      Business Day
      Any day the New York Stock Exchange is open is a business day for the Funds.

      Capital Appreciation, Capital Growth
      The increase in the value of a security. See also "total return."

      Collateralized Mortgage Obligations ("CMOS")
      Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

      Current Income
      Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

      Debt Securities
      Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

      Derivatives
      Securities whose values are derived in part from the value of another security or index. An example is a stock option.

      Distributions
      Dividends and/or capital gains paid by a Fund on its shares.

      Diversified
      A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

75   Income Funds Prospectus

--------------------------------------------------------------------------------

      Dollar-Denominated
      Securities issued by foreign banks, companies or governments in U.S. dollars.

      Dollar Rolls
      Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

      Duration
      A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

      Emerging Markets
      Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

      FDIC
      The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

      FHLMC
      FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

      FNMA
      FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

      Gateway Fund
      A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

      GNMA
      GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

      Illiquid Security
      A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

      Investment-Grade Securities
      A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

                                                    Income Funds Prospectus   76

Glossary
--------------------------------------------------------------------------------

      Liquidity
      The ability to readily sell a security at a fair price.

      Money Market Instruments
      High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

      Moody's
      A nationally recognized ratings organization.

      Nationally Recognized Ratings Organization ("NRRO")
      A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

      Net Asset Value ("NAV")
      The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

      Options
      An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

      Public Offering Price ("POP")
      The NAV with the sales load added.

      Repurchase Agreement
      An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

      Selling Agent
      A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

      Shareholder Servicing Agent
      Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

      Signature Guarantee
      A guarantee given by a financial institution that has verified the identity of the maker of the signature.

      S&P
      Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

      Statement of Additional Information
      A document that supplements the disclosure made in the Prospectus.

      Stripped Treasury Securities
      Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

77   Income Funds Prospectus

--------------------------------------------------------------------------------

      Taxpayer Identification Number
      Usually the social security number for an individual or the Employer Identification Number for a corporation.

      Total Return
      The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

      U.S. Government Obligations
      Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Weighted-Average Maturity
      The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

      Zero Coupon Securities
      Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

                                                    Income Funds Prospectus   78

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT

provides certain financial and other important information including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

   P005       -------------------------------------------------------
ICA Reg. No.   NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
 811-09253    -------------------------------------------------------

Institutional Class

WELLS FARGO INCOME FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PROSPECTUS

Diversified Bond Fund

Income Fund

Intermediate Government Income Fund

Limited Term Government Income Fund

Stable Income Fund

                                                                      November 8
                                                                            1999

Table of Contents                                                   Income Funds
--------------------------------------------------------------------------------

Overview                                    Objectives and Principal Strategies                  4
This section contains important             Summary of Important Risks                           6
summary information about the               Performance History                                  8
Funds.                                      Summary of Expenses                                 14
                                            Key Information                                     16

--------------------------------------------------------------------------------------------------
The Funds                                   Diversified Bond Fund                               18
This section contains important             Income Fund                                         22
information about the individual            Intermediate Government Income Fund                 24
Funds.                                      Limited Term Government Income Fund                 28
                                            Stable Income Fund                                  30
                                            General Investment Risks                            32
                                            Organization and Management of the                  38
                                            Funds

--------------------------------------------------------------------------------------------------
Your Investment                             Your Account                                        41
Turn to this section for                     How to Buy Shares                                  42
information on how to open an                How to Sell Shares                                 43
account and how to buy, sell and             Exchanges                                          44
exchange Fund shares.

--------------------------------------------------------------------------------------------------
Reference                                   Other Information                                   45
Look here for additional                    Table of Predecessors                               46
information and term                        Description of Core Portfolios                      48
definitions.                                Portfolio Managers                                  50
                                            Glossary                                            52

Income Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

     FUND                               OBJECTIVE
     Diversified Bond Fund              Seeks total return by diversifying its investments among different fixed-income investment styles.


     Income Fund                        Seeks current income and total return.


     Intermediate Government            Seeks current income, consistent with safety of principal.
     Income Fund


     Limited Term Government            Seeks current income, while preserving capital.
     Income Fund


     Stable Income Fund                 Seeks to maintain stability of principal while providing low volatility total return.

3  Income Funds Prospectus

     PRINCIPAL STRATEGY

     We invest in investment grade U.S. and foreign debt securities using a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns.

     We invest in a broad spectrum of U.S. issues, including U.S. Government obligations, mortgage- and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We target average portfolio duration in a range based around the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 5-6 years, but is expected to change frequently).

     We invest primarily in fixed and variable rate U.S. Government obligations. Under normal circumstances, we invest at least 65% of our total assets in U.S. Government obligations and may invest up to 35% of our total assets in debt securities that are not U.S. Government obligations. We target the average portfolio duration in a range based on the average duration of 5 year U.S. Treasury securities.

     We invest in short- to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

     The Fund is a Gateway fund that invests in short-term investment-grade securities which includes mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

                                                      Income Funds Prospectus  4

     Summary of Important Risks
     ---------------------------------------------------------------------------

     This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

     .  the individual Fund Descriptions later in this Prospectus;

     .  under the "General Investment Risks" section beginning on page 32;

     .  and in the Funds' Statement of Additional Information.

     An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

        COMMON RISKS FOR THE FUNDS

        Debt Securities
        The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

5  Income Funds Prospectus

     ---------------------------------------------------------------------------
     The U.S. Government does not directly or indirectly insure or guarantee the performance of a Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayment" results in an early return of principal that is then reinvested at what is likely to be a lower yield. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

       FUND                              SPECIFIC RISKS
                                         The U.S. Government does not guarantee the market value or current yield of its obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government.
       Diversified Bond Fund             Mortgage-backed securities are subject to prepayment risk and to extension risk, either of which can reduce the rate of return on the portfolio.

                                         The Fund is primarily subject to the debt securities risks described in the "Common Risks" section above. Mortgage-backed securities
       Income Fund                       are subject to prepayment risk and to extension risk, either of which can reduce the rate of return on the portfolio.

                                         The U.S. Government does not guarantee the market value or
       Intermediate Government           current yield of its obligations. Not all U.S. Government obligations
       Income Fund and                   are backed by the full faith and credit of the U.S. Government.
       Limited Term Government           Mortgage-backed securities are subject to prepayment risk and to
       Income Fund                       extension risk, either of which can reduce the rate of return on the portfolio.

                                         The Fund is primarily subject to the debt securities risks described in the "Common Risks" section above. Investments in
       Stable Income Fund                foreign obligations may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

                                                      Income Funds Prospectus  6

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Diversified Bond Fund Institutional Class Calendar Year Returns (%)*

          1989      11.13
          1990       8.23
          1991      11.60
          1992       7.25
          1993       6.54
          1994      -2.04
          1995      12.69
          1996       3.44
          1997      10.23
          1998       9.10

     Best Qtr.: Q3 '98 . 5.30%    Worst Qtr.: Q1 '94 . -1.94%

     *  The Fund's year-to-date performance through September 30, 1999 was
        -1.32%.

     Average annual total return (%)
     for the period ended 12/31/98                1 year    5 years     10 years
     Institutional Class (Incept. 11/11/94)/1/      9.10      6.55       7.73
     Lehman Brothers U.S. Aggregate Index           8.69      7.27       9.26

      1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

7    Income Funds Prospectus

--------------------------------------------------------------------------------

     Income Fund Institutional Class Calendar Year Returns (%)*

          1989       9.73
          1990       9.20
          1991      18.87
          1992       7.96
          1993       8.77
          1994      -7.02
          1995      17.35
          1996       1.91
          1997      10.26
          1998       8.98

     Best Qtr.: Q3 '91 . 6.21%    Worst Qtr.: Q2 '94 . -3.30%

     *    The Fund's year-to-date performance through September 30, 1999 was
          -3.40%.

     Average annual total return (%)
     for the period ended 12/31/98                1 year    5 years   10 years
     Institutional Class (Incept. 8/2/93)/1/        8.98      5.97      8.37
     LB Gov't./Corp. Bond Index/2/                  9.47      7.30      9.33

      1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to the Institutional Class shares.

      2.   Lehman Brothers Government/Corporate Bond Index

                                                       Income Funds Prospectus 8

Performance History
--------------------------------------------------------------------------------

     Intermediate Government Income Fund Institutional Class Calendar Year Returns (%)*

          1989       9.72
          1990       8.78
          1991      14.00
          1992       6.00
          1993       8.96
          1994      -6.16
          1995      13.75
          1996       3.13
          1997       8.82
          1998       9.55

     Best Qtr.: Q3 '98 . 6.00%    Worst Qtr.: Q2 '94 . -3.73%

     *  The Fund's year-to-date performance through September 30,1999 was
        - 1.86%.

     Average annual total return (%)
     for the period ended 12/31/98                1 year    5 years   10 years
     Institutional Class (Incept. 11/11/94)/1/     9.55      5.59      7.51
     LB Intermediate Gov't. Bond Index/2/          8.49      6.45      8.34

      1. Performance shown for periods prior to November 11, 1994 reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
      2.   Lehman Brothers Intermediate Government Bond Index.

9    Income Funds Prospectus

--------------------------------------------------------------------------------

     Limited Term Government Income Fund Institutional Class Calendar Year Returns (%)*

          1994      -1.42
          1995      12.67
          1996       3.55
          1997       7.68
          1998       7.72

     Best Qtr.: Q3 '98 . 4.89%    Worst Qtr.: Q3 '94 . -0.67%

     *    The Fund's year-to-date performance through September 30, 1999 was
          -0.32%.

     Average annual total return (%)
                                                                         Since
     for the period ended 12/31/98                1 year    5 years    Inception
     Institutional Class (Incept. 9/6/96)/1/       7.72      5.94       5.84
     LB 1-3 Year Gov't. Index/2/                   6.97      5.96       5.85

      1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on October 27, 1993.
      2.   Lehman Brothers 1-3 Year Government Bond Index.

                                                      Income Funds Prospectus 10

Performance History
--------------------------------------------------------------------------------

     Stable Income Fund Institutional Class Calendar Year Returns (%)*

          1995           7.93
          1996           5.46
          1997           6.46
          1998           5.77

     Best Qtr.: Q2 '95 . 2.24%    Worst Qtr.: Q4 '98 . 0.79%

     *  The Fund's year-to-date performance through September 30, 1999 was
        2.71%.

     Average annual total return (%)
                                                              Since
     for the period ended 12/31/98                1 year    Inception
     Institutional Class (Incept. 11/11/94)        5.77      6.35
     ML Treasury Bill One-Year/1/                  5.89      6.12

      1.   Merrill Lynch Treasury Bill One-Year Index.

11 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Income Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

                                                                                    All Funds
--------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                   None

Maximum deferred sales charge (load) (as a percentage of the lower of
the net asset value ("NAV") at purchase or the NAV at redemption)                     None
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-------------------------------------------------------------------------------------------------
                                                          Diversified         Income
                                                           Bond Fund           Fund
-------------------------------------------------------------------------------------------------
Management Fees                                              0.50%            0.50%
Distribution (12b-1) Fees                                    0.00%            0.00%
Other Expenses/1/                                            0.30%            0.27%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                         0.80%            0.77%
-------------------------------------------------------------------------------------------------
Fee Waivers/2/                                               0.10%            0.02%
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                 0.70%            0.75%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            Intermediate          Limited Term
                                             Government            Government         Stable
                                            Income Fund           Income Fund       Income Fund
-------------------------------------------------------------------------------------------------
Management Fees                                0.50%                 0.50%             0.50%
Distribution (12b-1) Fees                      0.00%                 0.00%             0.00%
Other Expenses/1/                              0.25%                 0.24%             0.33%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           0.75%                 0.74%             0.83%
-------------------------------------------------------------------------------------------------
Fee Waivers/2/                                 0.07%                 0.06%             0.18%
-------------------------------------------------------------------------------------------------
NET EXPENSES                                   0.68%                 0.68%             0.65%
-------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

13  Income Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                      Diversified    Income
                                                       Bond Fund      Fund
--------------------------------------------------------------------------------
 1 YEAR                                                  $ 72         $ 77
 3 YEARS                                                 $245         $244
 5 YEARS                                                 $434         $426
10 YEARS                                                 $980         $952
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                          Intermediate    Limited Term
                                           Government      Government      Stable
                                          Income Fund     Income Fund    Income Fund
-------------------------------------------------------------------------------------
 1 YEAR                                      $  69           $  69        $   66
 3 YEARS                                     $ 233           $ 231        $  247
 5 YEARS                                     $ 410           $ 406        $  443
10 YEARS                                     $ 924           $ 913        $1,009
-------------------------------------------------------------------------------------

                                                     Income Funds Prospectus  14

Key Information
--------------------------------------------------------------------------------

     Core and Gateway Structure
     Some of the Funds in this Prospectus are "Gateway" funds in a "core and Gateway" structure. In this structure, a Gateway fund invests substantially all of its assets in one or more core portfolios whose objectives and investment strategies are consistent with a Fund's investment objective. Gateway funds can enhance their investment opportunities and reduce their expenses through sharing the costs and benefits of managing a large pool of assets. Core portfolios do not offer shares to the public. Certain administrative and other fees and expenses are charged to both the Gateway fund and the core portfolio(s). The services provided and fees charged to a Gateway fund are in addition to and not duplicative of the services provided and fees charged to the core portfolios. References to the activities of a Gateway fund are understood to refer to the investments of the core portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

15  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Bond Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Bond Fund seeks total return by diversifying its investments among different fixed-income investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that uses a "multi-style" fixed-income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. The Fund's portfolio combines the different fixed-income investment styles of 3 portfolios--Managed Fixed-Income style, Strategic Value Bond style, and Positive Return style.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest in:

     . at least 65% of total assets in debt securities;

     . U.S. Government obligations;

     . mortgage- or asset-backed securities; and

     . dollar-denominated debt of U.S. branches of foreign banks.

     The percentage of Fund assets invested in each core portfolio may temporarily deviate from the current allocations due to changes in market value. The Advisor will effect transactions daily to reestablish the current allocations. The Advisor may make changes in the current allocation at any time in response to market and other conditions. The Fund also may invest in more or fewer core portfolios or invest directly in a portfolio of securities.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its objective of providing total return.

     ---------------------------------------------------------------------------

     Important Risk Factors
     To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

     You should consider the "Description of Core Portfolios" section on page 48 for the objective and principal strategies of these portfolios, and the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

Income Funds Prospectus  17

--------------------------------------------------------------------------------

Portfolio Allocation
As of September 30, 1999, the core portfolio allocations for the Fund were as follows:

Investment Style/Portfolios                        Allocation
Managed Fixed-Income Portfolio                        50.0%
Strategic Value Bond Portfolio                        16.7%
Positive Return Portfolio                             33.3%

TOTAL FUND ASSETS                                    100.0%

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Core Portfolios" section on page 48 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 50 for the professional summaries for these managers.

Core Portfolio                     Sub-Advisor         Portfolio Manager(s)
Managed Fixed-Income               Galliard            Richard Merriam, CFA;
                                                       and Ajay Mirza
Strategic Value Bond               Galliard            Richard Merriam, CFA;
                                                       John Huber; and David Yim
Positive Return Bond               Peregrine           William D. Giese, CFA;
                                                       and Patricia Burns

                                                     Income Funds Prospectus  18

Diversified Bond Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                 INSTITUTIONAL CLASS SHARES--
                                                                 COMMENCED ON NOVEMBER 11, 1994
                                                              ------------------------------------------------------------------
                                                                 May 31,        May 31,     May 31,     May 31,     Oct.31,
For the period ended:                                             1999           1998         1997        1996        1995
                                                              ------------------------------------------------------------------
Net asset value, beginning of period                             $  27.03       $  25.60    $  26.03    $  27.92    $  25.08

Income from investment operations:
  Net investment income (loss)                                       1.34           1.61        1.59        1.07        1.65
  Net realized and unrealized gain (loss)
     on investments                                                 (0.17)          1.51        0.01       (0.99)       1.19

Total from investment operations                                     1.17           3.12        1.60        0.08        2.84

Less distributions:
  Dividends from net investment income                              (1.43)         (1.66)      (1.69)      (1.67)       0.00
  Distributions from net realized gain                              (0.66)         (0.03)      (0.34)      (0.30)       0.00

Total from distributions                                            (2.09)         (1.69)      (2.03)      (1.97)       0.00

Net asset value, end of period                                   $  26.11       $  27.03    $  25.60    $  26.03    $  27.92

Total return (not annualized)/4/                                     4.15%         12.39%       6.23%       0.22%      11.32%

Ratios/supplemental data:
  Net assets, end of period (000s)                               $179,133       $134,831    $162,310    $167,159    $171,453

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.70/1/        0.70%/1/    0.70%       0.70%       0.67%
  Ratio of net investment income (loss)
    to average net assets                                            5.58%/1/       5.98%/1/    6.19%       6.78%       5.87%

Portfolio turnover                                                    N/A/2/       N/A/2/      57.19%     118.92%      58.90%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/3/                                           1.07%/1/       1.02%/1/    0.77%       0.77%       0.82%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                   5.21%/1/       5.66%/1/    6.12%       6.71%       5.72%
--------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate is not applicable as the Fund invested in more than one Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

19  Income Funds Prospectus

                                       This page intentionally left blank
--------------------------------------------------------------------------------

Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Marjorie H. Grace, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The Income Fund seeks current income and total return.

     ---------------------------------------------------------------------------
     Investment Strategies
     We invest in a diversified portfolio of debt and variable-rate debt securities issued by domestic and foreign issuers. We invest in a broad spectrum of U.S. issues, including U.S. Government obligations, mortgage-and other asset-backed securities, and the debt securities of financial institutions, corporations, and others. We target average portfolio duration in a range based around the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 5-6 years, but is expected to change frequently). We attempt to enhance the Fund's performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation, or growth cycles.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     . up to 70% of total assets in corporate debt securities such as bonds, debentures and notes, including debt securities that can be converted into or exchanged for common stocks;

     .  at least 30% of total assets in U.S. Government obligations;

     . up to 50% of total assets in mortgage-backed securities and up to 25% of total assets in asset-backed securities;

     . and at least 80% of our total assets in investment-grade debt securities. The Fund may invest up to 20% of its total assets in below investment-grade securities rated, at the time of purchase, in the fifth highest long-term rating category assigned by a nationally recognized ratings organization ("NRRO").

     We may also invest in zero coupon securities and enter into dollar roll transactions. We invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 40 years. It is anticipated that the Fund's portfolio will have an average dollar-weighted maturity of between 3 and 15 years.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and total return.

     ---------------------------------------------------------------------------
     Important Risk Factors
     Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can lower the rate of return on the portfolio. The Income Fund may invest in lower-rated securities, which tend to be more sensitive to economic conditions and involve greater credit risk than higher rated securities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

21  Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                  INSTITUTIONAL CLASS SHARES--
                                                                  COMMENCED ON AUGUST 2, 1993
                                                               -----------------------------------------------------------------
                                                                 May 31,        May 31,      May 31,      May 31,      May 31,
For the period ended:                                             1999           1998         1997         1996         1995
                                                               -----------------------------------------------------------------
Net asset value, beginning of period                               $   9.78     $   9.27     $   9.26     $   9.62     $   9.51

Income from investment operations:
  Net investment income (loss)                                         0.59         0.61         0.62         0.61         0.65
  Net realized and unrealized gain (loss)
     on investments                                                   (0.31)        0.51         0.01        (0.36)        0.11

Total from investment operations                                       0.28         1.12         0.63         0.25         0.76

Less distributions:
  Dividends from net investment income                                (0.59)       (0.61)       (0.62)       (0.61)       (0.65)
  Distributions from net realized gain                                 0.00         0.00         0.00         0.00         0.00

Total from distributions                                              (0.59)       (0.61)       (0.62)       (0.61)       (0.65)

Net asset value, end of period                                     $   9.47     $   9.78     $   9.27     $   9.26     $   9.62

Total return (not annualized)/2/                                       2.81%       12.35%        6.90%        2.58%        8.49%

Ratios/supplemental data:
  Net assets, end of period (000s)                                 $348,472     $290,566     $258,207     $271,157     $109,994

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                              0.75%        0.75%        0.75%        0.75%        0.75%
  Ratio of net investment income (loss) to
     average net assets                                                6.00%        6.32%        6.59%        6.30%        7.02%

Portfolio turnover                                                   202.22%      167.09%      231.00%      270.17%       98.83%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/1/                                             0.92%        0.92%        1.02%        1.06%        1.06%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                     5.83%        6.15%        6.32%        5.99%        6.71%
----------------------------------------------------------------------------------------------------------------------------------

/1/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                     Income Funds Prospectus  22

Intermediate Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Marjorie H. Grace, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The Intermediate Government Income Fund seeks current income, consistent with safety of principal.

     ---------------------------------------------------------------------------
     Investment Strategies
     We invest primarily in fixed and variable rate U.S. Government obligations. Under normal circumstances, we invest at least 65% of our total assets in U.S. Government obligations and may invest up to 35% of our total assets in debt securities that are not U.S. Government obligations. We target the average portfolio duration in a range based on the average duration of 5-year U.S. Treasury securities. As a result, the dollar-weighted average maturity of the Fund, which was approximately 6.4 years as of May 1, 1999, generally ranges from four to eight years. We emphasize the use of intermediate maturity securities to manage interest rate risk and use mortgage-backed securities to enhance yield.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     .  at least 65% of total assets in U.S. Government obligations;

     . up to 50% of total assets in mortgage-backed securities, and up to 25% of our total assets in asset-backed securities; and

     .  up to 10% of our total assets in zero coupon securities.

     As part of our mortgage-backed securities investments, we may enter into dollar rolls. We may not invest more than 25% of our total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

     We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRRO or, if unrated, are determined by us to be of comparable quality.

     We may use options, swap agreements, interest rate caps, floors and collars, and futures contracts to manage risk. We also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, the Fund may not achieve its objective of current income consistent with safety of principal.

23  Income Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Zero coupon securities are sensitive to changes in interest rates, and tend to lose value in a rising interest rate environment. Zero coupon securities also generate ordinary income, which must be distributed to shareholders, even when they do not generate funds to pay such distributions.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

                                                     Income Funds Prospectus  24

Intermediate Government Income Fund                         Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--
                                                              COMMENCED ON NOVEMBER 11, 1994
                                                       --------------------------------------------------------------
                                                         May 31,       May 31,      May 31,      May 31,     Oct. 31,
For the period ended:                                     1999          1998         1997         1996        1995/1/
                                                       --------------------------------------------------------------
Net asset value, beginning of period                   $   11.22     $   10.84    $   10.89    $   12.40    $  11.11

Income from investment operations:
 Net investment income (loss)                               0.66          0.71         0.72         0.40        0.93
 Net realized and unrealized gain (loss)
  on investments                                           (0.18)         0.37        (0.04)        0.53        0.36

Total from investment operations                            0.48          1.08         0.68         0.93        1.29

Less distributions:
 Dividends from net investment income                      (0.65)        (0.70)       (0.73)       (1.32)       0.00
 Distributions from net realized gain                       0.00          0.00         0.00        (1.12)       0.00

Total from distributions                                   (0.65)        (0.70)       (0.73)       (2.44)       0.00

Net asset value, end of period                         $   11.05     $   11.22    $   10.84    $   10.89    $  12.40

Total return (not annualized)/3/                            4.30%        10.19%        6.36%        0.60%      11.58%

Ratios/supplemental data:
 Net assets, end of period (000s)                      $ 420,305     $ 400,346    $ 371,278    $ 399,324    $ 50,213

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                    0.68%         0.68%        0.68%        0.71%       0.68%
 Ratio of net investment income (loss) to
  average net assets                                        5.77%         6.35%        6.57%        6.71%       7.79%

Portfolio turnover                                        123.61%        96.76%      183.05%       74.64%     240.90%

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)/2/                                   0.72%         0.72%        0.72%        1.17%       0.93%

Ratio of net investment income (loss) to average
 net assets prior to waived fees and
 reimbursed expenses (annualized)                           5.73%         6.31%        6.53%        6.25%       7.54%
---------------------------------------------------------------------------------------------------------------------

/1/  Adjusted for a five to one stock split.
/2/ During each period, various fees and expenses were waived and reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

25 Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Limited Term Government Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Paul C. Single; Jacqueline A. Flippin

     ---------------------------------------------------------------------------

     Investment Objective
     The Limited Term Government Income Fund seeks current income, while preserving capital.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek current income by actively managing a diversified portfolio consisting primarily of short- to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when we expect interest rates to increase and to increase total return by lengthening maturity when we expect interest rates to fall.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 65% of total assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations;

     . in investment grade corporate debt securities including asset-backed securities;

     . no more than 5% of our total assets in securities downgraded below investment-grade after we acquired them;

     . up to 25% of total assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and

     . in stripped treasury securities, adjustable-rate mortgage securities, and adjustable portions of collateralized mortgage obligations ("CMOs").

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income and capital preservation.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Mortgage- and asset-backed securities and CMOs may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities and CMOs are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

     Stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 32; and the specific risks listed here. They are all important to your investment choice.

27   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--
                                                              COMMENCED ON SEPTEMBER 6, 1996
                                                       ---------------------------------------------------------
                                                        June 30,    June 30,   March 31,   March 31,   Sept. 30,
For the period ended:                                    1999       1998/1/      1998       1997/2/       1996
                                                       ---------------------------------------------------------
Net asset value, beginning of period                   $   9.78    $   9.76    $   9.45    $   9.54    $   9.46

Income from investment operations:
 Net investment income (loss)                              0.56        0.13        0.51        0.34        0.03
 Net realized and unrealized gain (loss)
  on investments                                          (0.23)       0.02        0.31       (0.09)       0.08

Total from investment operations                           0.33        0.15        0.82        0.25        0.11

Less distributions:
 Dividends from net investment income                     (0.56)      (0.13)      (0.51)      (0.34)      (0.03)
 Distributions from net realized gain                      0.00        0.00        0.00        0.00        0.00

Total from distributions                                  (0.56)      (0.13)      (0.51)      (0.34)      (0.03)

Net asset value, end of period                         $   9.55    $   9.78    $   9.76    $   9.45    $   9.54

Total return (not annualized)                              3.38%       1.56%       8.85%       2.58%       1.08%

Ratios/supplemental data:
 Net assets, end of period (000s)                      $ 79,789    $ 90,146    $ 51,973    $ 60,150    $ 73,637

Ratios to average net assets (annualized):
 Ratio of expenses to average net assets                   0.91%       0.91%       0.69%       0.65%       0.59%
 Ratio of net investment income (loss) to
  average net assets                                       5.72%       5.44%       5.28%       7.01%       5.14%

Portfolio turnover                                          116%         12%         48%         52%        389%

Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses (annualized)                                     1.08%       1.08%       1.07%       1.02%       0.84%

Ratio of net investment income (loss) to average
 net assets prior to waived fees and
 reimbursed expenses (annualized)                          5.55%       5.27%       4.90%       6.64%       4.89%
----------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from March 31 to June 30.
/2/  The Fund changed its fiscal year-end from September 30 to March 31.

                                                      Income Funds Prospectus 28

Stable Income Fund
--------------------------------------------------------------------------------

     Portfolio Manager:   John Huber

     ---------------------------------------------------------------------------

     Investment Objective
     The Stable Income Fund seeks to maintain stability of principal while providing low volatility total return.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a Gateway fund that invests substantially all of its assets in a core portfolio with a substantially similar investment objective and investment strategies.

     We invest primarily in short-term investment-grade securities. We invest in a diversified portfolio of fixed and variable rate U.S. dollar-denominated fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 65% of total assets in income-producing debt securities;

     .    up to 65% of total assets in mortgage-backed securities;

     .    up to 25% of total assets in other types of asset-backed securities;

     . up to 25% of total assets in mortgage-backed securities that are not U.S. Government obligations; and

     .    up to 50% of total assets in U.S.Government obligations.

     The Fund may not invest more than 30% of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10% of its total assets in the securities of any other issuer. The Fund may invest in additional core portfolios or invest directly in a portfolio of securities.

     The Fund only purchases investment grade securities. The Fund invests in debt securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to 12 years and seeks to maintain a dollar-weighted average maturity of between 2 and 5 years.

     The Fund may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. The Fund also may use options to enhance return.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maintaining stability of principal while providing low volatility total return.

     ---------------------------------------------------------------------------

     Important Risk Factors
     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section on page 32; and the specific risks listed here. They are all important to your investment choice.

29   Income Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                             INSTITUTIONAL CLASS SHARES--
                                                             COMMENCED ON NOVEMBER 11, 1994
                                                          ---------------------------------------------------------------------
                                                                  May 31,        May 31,      May 31,     May 31,     Oct. 31,
For the period ended:                                               1999          1998         1997         1996        1995
                                                           --------------------------------------------------------------------
Net asset value, beginning of period                              $  10.30     $  10.24     $  10.20     $ 10.72     $ 10.00

Income from investment operations:
  Net investment income (loss)                                        0.52         0.58         0.58        0.28        0.50
  Net realized and unrealized gain (loss)
    on investments                                                   (0.02)        0.05         0.04        0.03        0.22

Total from investment operations                                      0.50         0.63         0.62        0.31        0.72

Less distributions:
  Dividends from net investment income                               (0.53)       (0.57)       (0.58)      (0.77)       0.00
  Distributions from net realized gain                                0.00         0.00         0.00       (0.06)       0.00

Total from distributions                                             (0.53)       (0.57)       (0.58)      (0.83)       0.00

Net asset value, end of period                                    $  10.27     $  10.30     $  10.24     $ 10.20     $ 10.72

Total return (not annualized)/4/                                      4.95%        6.28%        6.24%       2.97%       7.20%

Ratios/supplemental data:
  Net assets, end of period (000s)                                $179,201     $144,215     $111,030     $83,404     $48,087

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                             0.65%/1/     0.65%/1/     0.65%       0.65%       0.65%
  Ratio of net investment income (loss) to
    average net assets                                                5.10%/1/     5.69%/1/     5.73%       5.74%       5.91%

Portfolio turnover                                                   29.46%/2/    37.45%/2/    41.30%     109.95%     115.85%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)/3/                                            0.76%/1/     0.76%/1/     0.79%       0.92%       0.98%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                    4.99%/1/     5.58%/1/     5.59%       5.47%       5.58%
-------------------------------------------------------------------------------------------------------------------------------

/1/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /2/ Portfolio turnover rate represents the activity from the Fund's investments in a single Portfolio.
/3/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.
/4/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

                                                      Income Funds Prospectus 30

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extensive risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     . The market value of lower-rated debt securities and unrated securities of comparable quality that the Income and Strategic Income Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay

31 Income Funds Prospectus

--------------------------------------------------------------------------------

       principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated "BBB" by S&P or by Moody's ratings which are considered investment-grade, possess some speculative characteristics.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--the risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--the risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--the risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--the risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--the risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--the risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--the risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--the risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--the risk that a practice, such as lending portfolio securities, or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--the risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--the risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

                                                      Income Funds Prospectus 32

General Investment Risks
--------------------------------------------------------------------------------

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security, and reduce the portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

33 Income Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent.
Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                                        INTERMEDIATE
                                                                                                  DIVERSIFIED             GOVENMENT
INVESTMENT PRACTICE                                              RISK                                BOND       INCOME     INCOME
Borrowing Policies
The ability to borrow from banks for temporary purposes          Leverage Risk                         .           .          .
to meet shareholder redemptions.

Floating And Variable Rate Debt
Instruments with interest rates that are adjusted either         Interest Rate and                     .           .          .
on a schedule or when an index or benchmark changes.             Credit Risk

Foreign Securities
Debt of a foreign government or corporation or dollar-           Information, Political,
denominated debt obligations of foreign branches of              Regulatory, Diplomatic, Liquidity     .           .
U.S. banks or U.S. branches of foreign banks.                    and Currency Risk

Forward Commitment, When-issued and
Delayed Delivery Transactions                                    Interest Rate,
Securities bought or sold for delivery at a later date or        Leverage, Credit and                  .           .          .
bought or sold for a fixed price at a fixed date.                Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally          Interest Rate and
higher rates of return. These securities, also known as          Credit Risk                           .           .
"junk bonds", tend to be more sensitive to economic
conditions and during sustained periods of rising interest
rates, may experience interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be              Liquidity Risk                       .           .          .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

                                                                       LIMITED TERM
                                                                        GOVERNMENT        STABLE
INVESTMENT PRACTICE                                                       INCOME          INCOME
Borrowing Policies
The ability to borrow from banks for temporary purposes                      .              .
to meet shareholder redemptions.

Floating And Variable Rate Debt
Instruments with interest rates that are adjusted either                     .              .
on a schedule or when an index or benchmark changes.

Foreign Securities
Debt of a foreign government or corporation or dollar-
denominated debt obligations of foreign branches of                          .              .
U.S. banks or U.S. branches of foreign banks.

Forward Commitment, When-issued and
Delayed Delivery Transactions
Securities bought or sold for delivery at a later date or                    .              .
bought or sold for a fixed price at a fixed date.

High Yield Securities
Debt securities of lower quality that produce generally higher rates of return. These securities, also known as "junk bonds", tend to be more sensitive to economic conditions and during sustained periods of rising interest rates, may experience interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be                         .              .
readily sold without negatively affecting its fair price.
Limited to 15% of total assets.

                                                     Income Funds Prospectus  34

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                                       INTERMEDIATE
                                                                                              DIVERSIFIED               GOVERNMENT
INVESTMENT PRACTICE                                                  RISK                        BOND        INCOME       INCOME
Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and           Credit, Counter-Party
financial institutions to increase return on those                   and Leverage Risk
securities. Loans may be made up to Investment                                                     .           .            .
Company Act of 1940 limits (currently one-third
of total assets including the value of the collateral received).

Loan Participations
Debt obligations that represent a portion of a larger                Credit Risk
loan made by a bank. Generally sold without                                                        .           .            .
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional                        Interest Rate, Credit,
interests in pools of consumer loans, such as mortgage               Prepayment and                .           .            .
loans, car loans, credit card debt or receivables held in            Experience Risk
trust.

Options
The right or obligation to receive or deliver a security             Credit, Information
or cash payment depending on the security's price or the             and Liquidity Risk
performance of an index or benchmark. Types of
options used may include: options on securities,                                                   .           .            .
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual                 Market Risk
fund. A pro rata portion of the other fund's expenses,                                             .           .            .
in addition to the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or             Liquidity Risk
may not be resold in accordance with Rule 144A of the                                              .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to            Credit and
buy back a security at an agreed upon time and price,                Counter-Party Risk            .           .            .
usually with interest.

Stripped Obligations
Securities that give ownership to either future                      Interest Rate Risk
payments of interest or a future payment of                                                        .           .            .
principal, but not both. These securities tend to have
greater interest rate sensitivity than conventional debt.

                                                                                                   LIMITED TERM          STABLE
INVESTMENT PRACTICE                                                                              GOVERNMENT INCOME       INCOME
Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those
securities. Loans may be made up to Investment                                                           .                  .
Company Act of 1940 limits (currently one-third
of total assets including the value of the collateral received).

Loan Participations
Debt obligations that represent a portion of a larger                        Credit Risk
loan made by a bank. Generally sold without                                                              .                  .
guarantee or recourse, some participations sell at a
discount because of the borrower's credit problems.

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional                                Interest Rate, Credit,
interests in pools of consumer loans, such as mortgage                       Prepayment and              .                  .
loans, car loans, credit card debt or receivables held in                    Experience Risk
trust.

Options
The right or obligation to receive or deliver a security                     Credit, Information
or cash payment depending on the security's price or the                     and Liquidity Risk
performance of an index or benchmark. Types of
options used may include: options on securities,                                                         .                  .
options on a stock index, stock index futures and
options on stock index futures to protect liquidity
and portfolio value.

Other Mutual Funds
The temporary investment in shares of another mutual                         Market Risk
fund. A pro rata portion of the other fund's expenses,                                                    .                  .
in addition to the expenses paid by the Funds, will be
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or                     Liquidity Risk
may not be resold in accordance with Rule 144A of the                                                                       .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to                    Credit and
buy back a security at an agreed upon time and price,                        Counter-Party Risk          .                  .
usually with interest.

Stripped Obligations
Securities that give ownership to either future                              Interest Rate Risk
payments of interest or a future payment of                                                              .                  .
principal, but not both. These securities tend to have
greater interest rate sensitivity than conventional debt.

35  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 46 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

                               BOARD OF TRUSTEES
                       Supervises the Funds' activities
-------------------------------------------------------------------------------------------
      INVESTMENT ADVISOR                                  CUSTODIAN

Wells Fargo Bank, N.A.                         Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA              6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities       Provides safekeeping for the Funds' assets
-------------------------------------------------------------------------------------------


                           INVESTMENT SUB-ADVISOR(S)

                                Varies by Fund
                 See Individual Fund Descriptions for Details
--------------------------------------------------------------------------------------------
                                                                              SHAREHOLDER
                                                      TRANSFER                 SERVICING
DISTRIBUTOR            ADMINISTRATOR                   AGENT                    AGENTS
Stephens Inc.          Wells Fargo Bank, N.A.      Boston Financial Data      Various Agents
111 Center St.         525 Market St.              Services, Inc.
Little Rock, AR        San Francisco, CA           Two Heritage Dr.
                                                   Quincy, MA

Markets the Funds      Manages the                 Maintains records          Provide
and distributes        Funds' business             of shares and              services to
Fund shares            activities                  supervises the payment     customers
                                                   of dividends
--------------------------------------------------------------------------------------------

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS

     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS


37 Income Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services Wells Fargo is entitled to receive fees as described in the "Summary of Expenses" section at the front of this Prospectus.

The Diversified Bond Fund is a Gateway fund that invests in various core portfolios. Wells Fargo Bank is entitled to receive an investment advisory fee of 0.25% of each Fund's average annual net assets for investment advisory services, including the determination of the asset allocation of each Fund's investments in various core portfolios. Wells Fargo Bank also acts as the Advisor to, and is entitled to receive a fee from, each core portfolio. The total amount of investment advisory fees paid to Wells Fargo Bank as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various core portfolios.

Dormant Investment Advisory Arrangements
Under the existing investment advisory contract for the Funds, Wells Fargo Bank has been retained as an investment advisor for Gateway fund assets redeemed from a core portfolio and invested directly in a portfolio of securities. Wells Fargo Bank does not receive any compensation under this arrangement as long as a Gateway fund invests substantially all of its assets in one or more core portfolios. If a Gateway fund redeems assets from a core portfolio and invests them directly, Wells Fargo Bank receives an investment advisory fee from the Gateway fund for the management of those assets.

The Sub-Advisors
Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Income, Intermediate Government Income and Limited Term Government Income Funds. As of June 30, 1999, WCM provided investment advice for assets aggregating in excess of $42 billion.

WCM, Peregrine Capital Management, Inc. ("Peregrine"), and Galliard Capital Management, Inc. ("Galliard") each advise various core portfolios of the Diversified Bond Fund.

Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank Minnesota, N.A. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans and 401(k) plans. As of June 30, 1999, Peregrine managed approximately $6.9 billion in assets.

Galliard, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, an investment adviser subsidiary of Norwest Bank Minnesota, N.A., is the sub-advisor for the Stable Income Fund. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 1999, Galliard managed approximately $5.4 billion in assets.

                                                      Income Funds Prospectus 38

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

39  Income Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 1:00 p.m. (Pacific time). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King,
        Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your customer account agreement for the rules governing your investment.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

                                                     Income Funds Prospectus  40

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Fund is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

41  Income Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

       GENERAL NOTES FOR SELLING SHARES

       . We process requests we receive from an Institution in proper form before the close of the NYSE usually 1:00 p.m. (Pacific time)/3:00p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

       . Redemption proceeds are usually wired to the redeeming Institution the following business day.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

                                                     Income Funds Prospectus  42

Your Account                                                           Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market Funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

43  Income Funds Prospectus

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions Options
     The Funds in this Prospectus pay dividends monthly and make any capital gains distributions at least annually. Contact your Institution for distribution options.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short-term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

                                                     Income Funds Prospectus  44

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.


       Wells Fargo Funds Trust                    Predecessor Funds

       Diversified Bond Fund                      Norwest Advantage Diversified
                                                  Bond Fund

       Income Fund                                Norwest Advantage Income Fund

       Intermediate Government Income Fund        Norwest Advantage Intermediate
                                                  Government Income Fund

       Limited Term Government Income Fund        Stagecoach Short-Intermediate
                                                  U.S. Government Income Fund

       Stable Income Fund                         Norwest Advantage Stable
                                                  Income Fund

45  Income Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Description of Core Portfolios
--------------------------------------------------------------------------------

   FUND                          OBJECTIVE

   Managed Fixed-Income          The Portfolio seeks consistent fixed-income
   Portfolio                     returns by investing primarily in investment
                                 grade intermediate-term securities.

   Positive Return Bond          The Portfolio seeks positive total return each
   Portfolio                     calendar year regardless of general bond market
                                 performance by investing in a portfolio of high quality U.S. Government securities and corporate fixed-income securities.

   Strategic Value Bond          The Portfolio seeks total return by investing
   Portfolio                     primarily in income-producing securities.

47  Income Funds Prospectus

--------------------------------------------------------------------------------

     PRINCIPAL STRATEGY

     The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government securities and the debt securities of financial institutions, corporations and others.

     The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of two years or less, and "long" bonds with maturities of 25 years or more.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government securities, preferred stock, convertible bonds, and foreign bonds.

                                                     Income Funds Prospectus  48

Portfolio Managers
--------------------------------------------------------------------------------

     Patricia Burns
     Diversified Bond Fund and its predecessor since 1998
     Ms. Burns joined Peregrine over ten years ago and is a Senior Vice President and Portfolio Manager for taxable fixed-income portfolios. She has been associated with Norwest Bank and its affiliates since 1983. Ms. Burns has a BA in Child Psychology/Sociology and a MBA from the University of Minnesota.

     Jacqueline A. Flippin
     Limited Term Government Income Fund and its predecessor since 1999
     Ms. Flippin joined WCM in 1998 as a Portfolio Manager for taxable fixed-income portfolios. Her area of expertise includes both mortgage-backed securities and high yield debt. She was a fixed-income Portfolio Manager at McMorgan & Company 1994 to 1998. Ms. Flippin received her BA in Sociology from Northwestern University and a MBA from New York University.

     William D. Giese, CFA
     Diversified Bond Fund and its predecessor since 1994
     Mr. Giese joined Peregrine more than 10 years ago as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Positive Return Bond Portfolio. Mr. Giese has more than 20 years of experience in fixed-income securities management. Mr. Giese received his BS in Civil Engineering from the Illinois Institute of Technology and a MBA from the University of Michigan.

     Marjorie H. Grace, CFA
     Income Fund and its predecessor since 1996
     Intermediate Government Income Fund and its predecessor since 1995
     Ms. Grace joined WCM in 1998 and is Managing Director for Taxable Fixed-Income. WCM and NIM combined investment advisory services under the WCM name in 1999. At NIM, she was a Vice President and Director of Taxable Fixed-Income, where she has been affiliated since 1992. Ms. Grace has over 18 years experience in fixed-income portfolio management; managing a diverse mix of taxable and tax-free mutual funds. She currently manages over $900 million for four bond funds from the Wells Fargo Funds Family. Ms. Grace received her BA in Mathematics and Computer Science from the University of California at Los Angeles and a MBA from the University of Colorado.

     John Huber
     Diversified Bond Fund and its predecessor since 1998
     Stable Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Strategic Value Bond Portfolio and specializes in corporate and asset/mortgage-backed securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest's Capital Market Credit Group. Mr. Huber received a BA in Communications from the University of Iowa and a MBA from the University of Minnesota.

     Richard Merriam, CFA
     Diversified Bond Fund and its predecessor since 1995
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr.Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam received a BA in Economics and English from the University of Michigan and a MBA from the University of Minnesota.

49   Income Funds Prospectus

--------------------------------------------------------------------------------


     Ajay Mirza
     Diversified Bond Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Prior to joining Peregrine, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza holds a BE in Instrumentation from the Birla Institute of Technology (India), a MA in Economics from Tulane University, and a MBA from the University of Minnesota.

     Paul C.Single
     Limited Term Government Income Fund and its predecessor since 1999
     Mr. Single joined WCM in 1997 and has been managing taxable fixed-income portfolios as a member of the Core-Plus Team. He specializes in Treasury, agency and asset-backed securities. Mr. Single's 19 years of experience in fixed-income investing includes a portfolio management position for Wells Fargo Bank from 1988 to 1997. Mr. Single received a BS in Physical Education from Springfield College.

     David Yim
     Diversified Bond Fund and its predecessor since 1998
     Mr. Yim joined Galliard in 1995 as a Portfolio Manager/Research Analyst. Mr. Yim co-manages the Strategic Value Bond Portfolio and is Head of Credit Research. Prior to 1995, Mr. Yim served as a Research Analyst with American Express Financial Advisors. Mr. Yim has a BA in International Relations from Middlebury College and a MBA from the University of Minnesota.

                                                   Income Funds Prospectus    50

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

        ACH
        Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

        American Depositary Receipts ("ADRs")
        Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

        Asset-Backed Securities
        Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

        Below Investment-Grade
        Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

        Business Day
        Any day the New York Stock Exchange is open is a business day for the Funds.

        Capital Appreciation, Capital Growth
        The increase in the value of a security. See also "total return."

        Collateralized Mortgage Obligations ("CMOs")
        Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

        Current Income
        Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

        Debt Securities
        Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

        Derivatives
        Securities whose values are derived in part from the value of another security or index. An example is a stock option.

        Distributions
        Dividends and/or capital gains paid by a Fund on its shares.

        Diversified
        A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

        Dollar-Denominated
        Securities issued by foreign banks, companies or governments in U.S. dollars.

51  Income Funds Prospectus

--------------------------------------------------------------------------------

     Dollar Rolls
     Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

                                                     Income Funds Prospectus  52

Glossary
--------------------------------------------------------------------------------

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     S&P
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Stripped Treasury Securities
     Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

     Zero Coupon Securities
     Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

53  Income Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

P006
ICA Reg No.
               -----------------------------------------------------
611-09253      NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
               -----------------------------------------------------

                                                               WELLS FARGO FUNDS


WELLS FARGO TAX-FREE FUNDS

                                                                      PROSPECTUS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued,endorsed or guaranteed by Wells Fargo Bank,N.A.("Wells Fargo Bank") or any of its affiliates.Fund shares are NOT insured or guaranteed by the U.S.Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Arizona Tax-Free Fund

California Limited Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund Minnesota Tax-Free Fund National Tax-Free Fund Oregon Tax-Free Fund Class A, Class B, Class C prospectus

                                                                      November
                                                                            1999

Table of Contents                                                           Tax-Free Funds
------------------------------------------------------------------------------------------
Overview                            Objectives and Principal Strategies                  4
                                    Summary of Important Risks                           6
This section contains important     Performance History                                 10
summary information about the       Summary of Expenses                                 18
Funds.                              Key Information                                     22

------------------------------------------------------------------------------------------
The Funds                           Arizona Tax-Free Fund                               24
                                    California Limited Term Tax-Free Fund               28
This section contains important     California Tax-Free Fund                            32
information about the individual    Colorado Tax-Free Fund                              36
Funds.                              Minnesota Tax-Free Fund                             40
                                    National Tax-Free Fund                              44
                                    Oregon Tax-Free Fund                                48
                                    General Investment Risks                            52
                                    Organization and Management of the Funds            56

------------------------------------------------------------------------------------------
Your Investment                     A Choice of Share Classes                           58
                                    Reduced Sales Charges                               61
Turn to this section for            Exchanges                                           64
information on how to open an       Your Account                                        65
account and how to buy,sell and       How to Buy Shares                                 66
exchange Fund shares.                 How to Sell Shares                                69

------------------------------------------------------------------------------------------
Reference                           Additional Services and Other Information           71
                                    Table of Predecessors                               73
Look here for additional            Portfolio Managers                                  74
information and term                Glossary                                            75
definitions.

Tax-Free Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

FUND                                       OBJECTIVE

                                           Seeks current income exempt from federal income tax and Arizona
Arizona Tax-Free Fund                      personal income tax.

California Limited Term                    Seeks current income exempt from federal income tax and California
Tax-Free Fund                              personal income tax.

                                           Seeks current income exempt from federal income tax and California
California Tax-Free Fund                   personal income tax.

                                           Seeks current income exempt from federal income tax and Colorado
Colorado Tax-Free Fund                     personal income tax.

                                           Seeks current income exempt from federal income tax and Minnesota
Minnesota Tax-Free Fund                    personal income tax.

National Tax-Free Fund                     Seeks current income exempt from federal income tax.

                                           Seeks current income exempt from federal income tax and Oregon
Oregon Tax-Free Fund                       personal income tax.

4  Tax-Free Funds Prospectus

PRINCIPAL STRATEGY

We invest primarily in investment grade Arizona municipal securities of varying maturities.

We invest primarily in short- and intermediate-term investment grade California municipal securities.

We invest primarily in medium- to long-term investment grade California municipal securities.

We invest primarily in investment grade Colorado municipal securities of varying maturities.

We invest primarily in investment grade Minnesota municipal securities of varying maturities.

We invest primarily in investment grade municipal securities with average maturities between 10 and 20 years.

We invest primarily in investment grade Oregon municipal securities of varying maturities.

                                                    Tax-Free Funds Prospectus  5

Tax-Free Funds
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund descriptions later in this Prospectus;

 .    under the "General Investment Risks" section beginning on page 52; and

 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some income earned by Fund investments may be subject to such taxes.

     Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

     Tax-Free Funds are generally considered non-diversified according to the Investment Company Act of 1940, as amended ("1940 Act"). The majority of the issuers of the securities in a Fund's portfolio are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Tax-Free Fund is considered to be diversified. All other funds in this Prospectus are considered to be non-diversified.

6  Tax-Free Funds Prospectus

                                                      Summary of Important Risks
--------------------------------------------------------------------------------

FUND                           SPECIFIC RISKS

                               Since we invest heavily in Arizona municipal
                               securities, events in Arizona are likely to
                               affect the Fund's investments. The Arizona
                               economy is based on services, manufacturing,
                               mining, tourism and the military. Adverse
                               conditions affecting these sectors could have a
                               disproportionate impact on Arizona municipal
                               securities. Under its Constitution,Arizona is not
                               permitted to issue general obligation bonds
                               secured by the State's full faith and credit.
                               However, agencies and instrumentalities of
                               Arizona are authorized to issue bonds secured by
                               revenues, and local governments are also
Arizona Tax-Free Fund          authorized to incur indebtedness. The Fund relies
                               on the availability of such securities for investment. We may invest 25% or more of our assets in Arizona municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                               Since we invest heavily in California municipal
                               securities, events in California are likely to
                               affect the Fund's investments. For example,
                               California exports a significant portion of its
                               economic production to various Pacific rim
                               countries. The current economic crisis in Asia,
California Limited Term        while recovering, may have a disproportionate
Tax-Free Fund and California   impact on California municipal securities. In
Tax-Free Fund                  addition, we may invest 25% or more of our assets
                               in California municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                               Since we invest heavily in Colorado municipal
                               securities, events in Colorado are likely to
                               affect the Fund's investments. The Colorado
                               economy is based on services,
                               communications, transportation, tourism, and
                               manufacturing. Certain obligations of Colorado
                               State and local public entities are subject to
                               particular economic risks, including, but not
                               limited to, the vulnerabilities of resort
Colorado Tax-Free Fund         economies which depend on seasonal tourism, the
                               possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. In addition, we may invest 25% or more of our assets in Colorado municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                                                    Tax-Free Funds Prospectus  7

Summary of Important Risks
--------------------------------------------------------------------------------

FUND                           SPECIFIC RISKS

                               Since we invest heavily in Minnesota municipal
                               securities, events in Minnesota are likely to
                               affect the Fund's investments. For example, the
                               state's economy relies significantly on its
                               agriculture and forestry natural
                               resources. Adverse conditions affecting these
Minnesota Tax-Free Fund        sectors could have a disproportionate impact on
                               Minnesota municipal securities. In addition, we may invest 25% or more of our assets in Minnesota municipal securities that are related in such a way that political,economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                               The Fund may invest up to 25% of its total assets in non-investment grade municipal securities, commonly known as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment grade municipal securities.

                               The Fund may invest 25% or more of our assets in
                               municipal securities that are related in such a
                               way that political, economic or business
National Tax-Free Fund         developments affecting oral obligation would
                               affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                               Since we invest heavily in Oregon municipal
                               securities,events in Oregon are likely to affect
                               the Fund's investments. Oregon does not have a
                               sales tax, and state tax revenues, derived
                               principally from corporate and personal income
                               taxes, are particularly sensitive to economic
Oregon Tax-Free Fund           recessions. In addition, we may invest 25% or
                               more of our assets in Oregon municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

8  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five- and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Arizona Tax-Free Fund Class A Calendar Year Returns (%)*

            '93      '94      '95      '96      '97     '98

          10.55    -3.30    13.69     3.44     8.70    5.02

     Best Qtr.:    Q1 '95 . 5.51%             Worst Qtr.:    Q1 '94 . -3.71%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30,1999 was-4.39%.

        Average annual total return (%)/1/
                                                                     Since
        for the period ended 12/31/98    1 year       5 years      Inception/4/

        Class A (Incept.3/2/92)           0.30          4.39          5.87
        Class B (Incept.9/6/96)/2/       (0.62)         3.97          5.52
        LB Muni Index/3/                  6.54          6.24          7.59

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.
     4. March 2, 1992.

10  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     California Limited Term Tax-Free Fund Class A Calendar Year Returns (%)*

                    1993                 7.10
                    1994                -1.10
                    1995                 9.14
                    1996                 3.85
                    1997                 5.13
                    1998                 5.46

     Best Qtr.: Q1 '95 . 3.41%                Worst Qtr.: Q1 '94 . -1.85%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 0.17%.

        Average annual total return (%)/1/
                                                                       Since
        for the period ended 12/31/98         1 year       5 year    Inception

        Class A (Incept. 11/18/92)             0.73         3.48       4.14
        LB 3 year Muni Index/2/                5.20         4.90       4.86

     1. Returns reflect applicable sales charges.
     2. Lehman Brothers 3 year Municipal Bond Index.

                                                   Tax-Free Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

     California Tax-Free Fund Class A Calendar Year Returns (%)*

               1989           10.73
               1990            6.48
               1991           11.62
               1992            9.01
               1993           12.98
               1994           -4.32
               1995           16.39
               1996            4.03
               1997            9.16
               1998            6.81

     Best Qtr.:   Q2 '89 . 6.71%             Worst Qtr.:   Q1 '94 . -4.06%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -2.18%.

        Average annual total return (%)/1/

        for the period ended 12/31/98         1 year        5 years    10 years

        Class A (Incept. 10/6/88)              2.03          5.19        7.64
        Class B (Incept. 12/15/97)/2/          1.05          5.06        7.39
        Class C (Incept. 7/1/93)/2/            5.05          5.38        7.39
        LB Muni Index/3/                       6.54          6.24        8.22

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.

12  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Colorado Tax-Free Fund Class A Calendar Year Returns (%)*

          1994           -5.93
          1995           17.00
          1996            4.88
          1997           10.29
          1998            6.14

     Best Qtr.:  Q1 '95 . 5.64%         Worst Qtr.:  Q1 '94 . -5.49%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30,1999 was -3.96%.

        Average annual total return (%)/1/
                                                                       Since
        for the period ended 12/31/98         1 year      5 years   Inception/4/

        Class A (Incept. 6/1/93)               1.36        5.23        5.87
        Class B (Incept. 8/2/93)/2/            0.25        5.08        5.83
        LB Muni Index/3/                       6.54        6.24        6.78

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.
     4. June 1,1993.

                                                   Tax-Free Funds Prospectus  13

Performance History
--------------------------------------------------------------------------------

     Minnesota Tax-Free Fund Class A Calendar Year Returns (%)*

               1989            9.37
               1990            6.35
               1991            8.53
               1992            7.55
               1993           11.24
               1994           -6.00
               1995           17.21
               1996            3.78
               1997            9.16
               1998            6.22

     Best Qtr.:  Q1 '95 . 6.84%           Worst Qtr.:  Q1 '94 . -5.57%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -4.01%.

     Average annual total return (%)/1/

     for the period ended 12/31/98            1 year      5 years      10 years

     Class A (Incept. 1/12/88)                 1.44        4.83          6.70
     Class B (Incept. 8/6/93)/2/               0.33        4.68          6.36
     LB Muni Index/3/                          6.54        6.24          8.22

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.

14  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     National Tax-Free Fund Class A Calendar Year Returns (%)*

               1990            5.88
               1991            9.41
               1992            7.33
               1993            9.48
               1994           -4.86
               1995           16.87
               1996            4.74
               1997           10.26
               1998            6.44

     Best Qtr.:  Q1 '95 . 5.85%           Worst Qtr.:  Q1 '94 . -5.50%


     * Returns do not reflect sales charges. If they did, returns would be lower.The Fund's year-to-date performance through September 30, 1999 was -3.77%.

     Average annual total return (%)/1/
                                                                       Since
     for the period ended 12/31/98            1 year     5 years    Inception/4/

     Class A (Incept. 8/1/89)                  1.65       5.47         6.53
     Class B (Incept. 8/6/93)/2/               0.64       5.33         6.28
     LB Muni Index/3/                          6.54       6.24         7.86

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.
     4. August 1,1989.

                                                  Tax-Free Funds Prospectus  15

Performance History
--------------------------------------------------------------------------------

     Oregon Tax-Free Fund Class A Calendar Year Returns (%)*

               1989            8.25
               1990            6.02
               1991           10.57
               1992            8.03
               1993           12.38
               1994           -6.49
               1995           15.84
               1996            3.30
               1997            8.60
               1998            5.44

     Best Qtr.:  Q1 '95 . 6.90%         Worst Qtr.:  Q1 '94 . -5.31%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was -3.22%.

        Average annual total return (%)/1/

        for the period ended 12/31/98         1 year      5 years       10 years

        Class A (Incept. 6/1/88)               0.67        4.12           6.54
        Class B (Incept. 9/6/96)/2/           (0.55)       3.87           6.22
        LB Muni Index/3/                       6.54        6.24           8.22

     1. Returns reflect applicable sales charges.
     2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     3. Lehman Brothers Municipal Bond Index.

16   Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Tax-Free Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

--------------------------------------------------------------------------------
                                               All Funds   All Funds   All Funds
                                                Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)      4.50%      None        None

Maximum deferred sales charge (load) (as
a percentage of the lower of the NAV at
purchase or the NAV at redemption)                 None/1/    5.00%       1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

                                               Arizona Tax-Free Fund
                                          --------------------------------------
                                              CLASS A        CLASS B
--------------------------------------------------------------------------------
Management Fees                                 0.40%          0.40%
Distribution (12b-1) Fees                       0.00%          0.75%
Other Expenses/2/                               1.10%          1.09%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.50%          2.24%
--------------------------------------------------------------------------------
Fee Waivers/3/                                  0.73%          0.72%
--------------------------------------------------------------------------------
NET EXPENSES                                    0.77%          1.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Minnesota Tax-Free Fund
                                          --------------------------------------
                                             CLASS A         CLASS B
--------------------------------------------------------------------------------
Management Fees                                 0.40%          0.40%
Distribution (12b-1) Fees                       0.00%          0.75%
Other Expenses/2/                               0.62%          0.65%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            1.02%          1.80%
--------------------------------------------------------------------------------
Fee Waivers/3/                                  0.42%          0.45%
--------------------------------------------------------------------------------
NET EXPENSES                                    0.60%          1.35%
--------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year.

18  Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------
          California Limited
          Term Tax-Free Fund   California Tax-Free Fund   Colorado Tax-Free Fund
--------------------------------------------------------------------------------
             CLASS A           CLASS A  CLASS B  CLASS C    CLASS A   CLASS B
--------------------------------------------------------------------------------
              0.40%              0.40%    0.40%    0.40%      0.40%     0.40%
              0.00%              0.00%    0.75%    0.75%      0.00%     0.75%
              0.80%              0.53%    0.54%    0.54%      0.60%     0.62%
--------------------------------------------------------------------------------

              1.20%              0.93%    1.69%    1.69%      1.00%     1.77%
--------------------------------------------------------------------------------

              0.45%              0.16%    0.17%    0.17%      0.40%     0.42%
--------------------------------------------------------------------------------

              0.75%              0.77%    1.52%    1.52%      0.60%     1.35%
--------------------------------------------------------------------------------


--------------------------------------------------------------------

          National Tax-Free Fund          Oregon Tax-Free Fund
--------------------------------------------------------------------
        CLASS A  CLASS B  CLASS C         CLASS A      CLASS B
--------------------------------------------------------------------
          0.40%    0.40%    0.40%           0.40%        0.40%
          0.00%    0.75%    0.75%           0.00%        0.75%
          0.54%    0.55%    0.55%           0.76%        0.76%
--------------------------------------------------------------------

          0.94%    1.70%    1.70%           1.16%        1.91%
--------------------------------------------------------------------

          0.14%    0.15%    0.15%           0.39%        0.39%
--------------------------------------------------------------------

          0.80%    1.55%    1.55%           0.77%        1.52%
--------------------------------------------------------------------

     /3/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

                                                   Tax-Free Funds Prospectus  19

Tax-Free Funds
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------

                                             Arizona Tax-Free Fund
                                          --------------------------------------
                                             CLASS A        CLASS B
--------------------------------------------------------------------------------

1 YEAR                                       $  525         $  655
3 YEARS                                      $  834         $  931
5 YEARS                                      $1,165         $1,334
10 YEARS                                     $2,100         $2,243
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Minnesota Tax-Free Fund
                                          --------------------------------------
                                             CLASS A        CLASS B
--------------------------------------------------------------------------------

1 YEAR                                       $  509         $  637
3 YEARS                                      $  720         $  823
5 YEARS                                      $  949         $1,133
10 YEARS                                     $1,605         $1,776
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

--------------------------------------------------------------------------------

                                             Arizona Tax-Free Fund
                                          --------------------------------------
                                             CLASS A        CLASS B
--------------------------------------------------------------------------------

1 YEAR                                       $  525         $  155
3 YEARS                                      $  834         $  631
5 YEARS                                      $1,165         $1,134
10 YEARS                                     $2,100         $2,243
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Minnesota Tax-Free Fund
                                          --------------------------------------
                                             CLASS A        CLASS B
--------------------------------------------------------------------------------

1 YEAR                                       $  509         $  137
3 YEARS                                      $  720         $  523
5 YEARS                                      $  949         $  933
10 YEARS                                     $1,605         $1,776
--------------------------------------------------------------------------------


20  Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        California Limited
        Term Tax-Free Fund    California Tax-Free Fund   Colorado Tax-Free Fund
--------------------------------------------------------------------------------
             CLASS A         CLASS A  CLASS B  CLASS C     CLASS A    CLASS B
--------------------------------------------------------------------------------
              $  523          $  525   $  655   $  255      $  509     $  637
              $  771          $  718   $  816   $  516      $  716     $  816
              $1,039          $  927   $1,102   $  902      $  940     $1,102
              $1,801          $1,528   $1,686   $1,984      $1,585     $1,750
--------------------------------------------------------------------------------

--------------------------------------------------------------

          National Tax-Free Fund         Oregon Tax-Free Fund
--------------------------------------------------------------
        CLASS A   CLASS B   CLASS C      CLASS A       CLASS B
--------------------------------------------------------------
         $  528    $  658    $  258       $  525        $  655
         $  723    $  821    $  521       $  765        $  862
         $  934    $1,109    $  909       $1,024        $1,195
         $1,541    $1,699    $1,996       $1,762        $1,913
--------------------------------------------------------------

--------------------------------------------------------------------------------
        California Limited
        Term Tax-Free Fund    California Tax-Free Fund   Colorado Tax-Free Fund
--------------------------------------------------------------------------------
             CLASS A         CLASS A  CLASS B  CLASS C     CLASS A    CLASS B
--------------------------------------------------------------------------------
              $  523          $  525   $  155   $  155      $  509     $  137
              $  771          $  718   $  516   $  516      $  716     $  516
              $1,039          $  927   $  902   $  902      $  940     $  920
              $1,801          $1,528   $1,686   $1,984      $1,585     $1,750
--------------------------------------------------------------------------------

--------------------------------------------------------------

          National Tax-Free Fund         Oregon Tax-Free Fund
--------------------------------------------------------------
        CLASS A   CLASS B   CLASS C      CLASS A       CLASS B
--------------------------------------------------------------
         $  528    $  158    $  158       $  525        $  155
         $  723    $  521    $  521       $  765        $  562
         $  934    $  909    $  909       $1,024        $  995
         $1,541    $1,699    $1,996       $1,762        $1,913
--------------------------------------------------------------


                                                   Tax-Free Funds Prospectus  21

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund,and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

22  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Stephen Galiani

     ---------------------------------------------------------------------------

     Investment Objective
     The Arizona Tax-Free Fund seeks current income exempt from federal income tax and Arizona personal income tax.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of municipal securities and we buy municipal securities of any maturity length. The portfolio's dollar-weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from Arizona personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes,including the federal AMT;and

     . in municipal securities rated in the four highest credit categories by nationally recognized rating organizations ("NRROs"), and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of current income exempt from federal income tax and Arizona personal income tax.

24  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the Fund's portfolio are located within Arizona. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

     Since we invest heavily in Arizona municipal securities,events in Arizona are likely to affect the Fund's investments.The Arizona economy is based on services, manufacturing, mining, tourism and the military. Adverse conditions affecting these sectors could have a disproportionate impact on Arizona municipal securities. Under its Constitution, Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of Arizona are authorized to issue bonds secured by revenues,and local governments are also authorized to incur indebtedness. The Fund relies on the availability of such securities for investment. We may invest 25% or more of our assets in Arizona municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  25

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information for periods subsequent to September 30, 1995, which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING:

                                                   CLASS A SHARES--COMMENCED
                                                   ON MARCH 2, 1992
                                                   ----------------------------------------------------
                                                     June 30,       June 30,      Mar. 31,     Mar. 31,
For the period ended:                                 1999           1998          1998         1997
                                                   ----------------------------------------------------
Net asset value, beginning of period               $ 10.79          $ 10.77       $ 10.44      $ 10.45

Income from investment operations:
  Net investment income (loss)                        0.46             0.12          0.46         0.24
  Net realized and unrealized gain (loss)
   on investments                                    (0.38)            0.02          0.53        (0.01)

Total from investment operations                      0.08             0.14          0.99         0.23

Less distributions:
  Dividends from net investment income               (0.46)           (0.12)        (0.46)       (0.24)
  Distributions from net realized gain               (0.19)            0.00         (0.20)        0.00

Total from distributions                             (0.65)           (0.12)        (0.66)       (0.24)

Net asset value, end of period                     $ 10.22          $ 10.79       $ 10.77      $ 10.44

Total return (not annualized)/1/                      0.66%            1.27%         9.67%        2.18%

Ratios/supplemental data:
  Net assets, end of period (000s)                 $ 5,219          $ 5,383       $ 5,467      $ 5,744

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets             0.77%            0.73%         0.64%        0.60%
  Ratio of net investment income (loss) to
   average net assets                                 4.28%            4.31%         4.32%        4.54%

Portfolio turnover                                      56%              14%          127%          77%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)    1.61%            1.68%         1.77%        1.58%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                    3.44%            3.36%         3.19%        3.56%
-------------------------------------------------------------------------------------------------------

/1/  Total returns do not include any sales charges.
/2/  The Fund changed its fiscal year-end from March 31 to June 30.
/3/  The Fund changed its fiscal year-end from September 30 to March 31.
/4/  The Fund changed Investment Advisor during this fiscal year.
/5/  The Fund changed its fiscal year-end from May 31 to September 30.

26  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                CLASS B SHARES--COMMENCED
                                                ON SEPTEMBER 6, 1996
--------------------------------------------------------------------------------------------------------
     Sept. 30,    Sept. 30,    May 31,          June 30,    June 30,   March 31,   March 31,   Sept. 30,
       1996         1995        1995             1999        1998       1998         1997        1996
--------------------------------------------------------------------------------------------------------
     $ 10.71       $ 10.68      $ 10.48          $ 10.40      $ 10.39     $ 10.07      $ 10.07    $ 10.00
        0.48          0.17         0.51             0.37         0.09        0.37         0.11       0.01
       (0.09)         0.06         0.23            (0.35)        0.01        0.51        (0.00)      0.07
        0.39          0.23         0.74             0.02         0.10        0.88         0.11       0.08
       (0.48)        (0.20)       (0.53)           (0.37)       (0.09)      (0.37)       (0.11)     (0.01)
       (0.17)         0.00        (0.01)            0.19         0.00       (0.19)        0.00       0.00
       (0.65)        (0.20)       (0.54)           (0.56)       (0.09)      (0.56)       (0.11)     (0.01)
     $ 10.45       $ 10.71      $ 10.68          $  9.86      $ 10.40     $ 10.39      $ 10.07    $ 10.07
        3.60%         6.55%        7.35%            0.00%        1.00%       8.90%        1.90%      0.76%
     $ 7,331       $24,622      $24,581          $ 1,582      $ 1,683     $ 1,546      $   182    $    20
        0.78%         0.45%        0.40%            1.49%        1.45%       1.37%        1.30%      1.16%
        4.45%         4.73%        4.89%            3.57%        3.59%       3.49%        3.83%      3.59%
          42%           62%          14%              56%          14%        127%          77%        42%
        1.46%         1.35%        1.13%            2.95%        2.62%       3.26%        2.96%      1.81%
        3.77%         3.83%        4.16%            2.11%        2.42%       1.60%        2.17%      2.94%

                                                   Tax-Free Funds Prospectus  27

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:                  Laura Milner

     ---------------------------------------------------------------------------

     Investment Objective
     The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California personal income tax, while preserving capital.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of municipal securities. We buy municipal securities of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions,we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from California personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and California personal income tax.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

28  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in California municipal securities,events in California are likely to affect the Fund's investments.For example,California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal securities. In addition, we may invest 25% or more of our assets in California municipal securities that are related in such a way that political, economic or business developments affecting one security would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes,including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52;and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  29

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                   CLASS A SHARES--COMMENCED
                                                   ON NOVEMBER 18,  1992

                                                ------------------------------------------------
                                                       June 30,           June 30,
For the period ended:                                   1999               1998
                                                ------------------------------------------------
Net asset value, beginning of period                   $ 10.44             $ 10.44

Income from investment operations:
  Net investment income (loss)                            0.39                0.10
  Net realized and unrealized gain (loss)
   on investments                                        (0.09)               0.00

Total from investment operations                          0.30                0.10

Less distributions:
  Dividends from net investment income                   (0.39)              (0.10)
  Distributions from net realized gain                   (0.12)               0.00

Total from distributions                                 (0.51)              (0.10)

Net asset value, end of period                         $ 10.23             $ 10.44

Total return (not annualized)/4/                          2.84%               0.93%

Ratios/supplemental data:
  Net assets, end of period (000s)                     $41,299             $54,169

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 0.75%               0.75%
  Ratio of net investment income (loss) to
   average net assets                                     3.70%               3.72%

Portfolio turnover                                          68%                  2%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)        1.42%               1.44%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                        3.03%               3.03%
---------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from March 31 to June 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ The Fund changed its fiscal year-end from December 31 to September 30. /4/ Total returns do not include any sales charges.

30  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------
     Mar. 31,     Mar. 31,     Sept. 30,   Dec. 31,   Dec. 31,
      1998         1997/2/      1996       1995        1994
----------------------------------------------------------------
     $ 10.27     $ 10.26      $ 10.35    $  9.84     $ 10.36

        0.39        0.19         0.29       0.38        0.40

        0.20       (0.38)       (0.09)      0.51       (0.52)

        0.59        0.20         0.20       0.89       (0.12)

       (0.39)      (0.19)       (0.29)     (0.38)      (0.40)
       (0.03)       0.00         0.00       0.00        0.00%

       (0.42)      (0.19)       (0.29)     (0.38)      (0.40)

     $ 10.44     $ 10.27      $ 10.26    $ 10.35     $  9.84

        5.92        1.97%        2.01%      9.14%       1.10%

     $59,011     $67,647      $82,539    $77,965     $48,998

        0.68%       0.65%        0.65%      0.65%       0.16%

        3.78        3.73%        3.83%      3.70%       4.03%

          88%         14%          48%        31%         33%

        1.29%       1.18%        1.14%      1.22%       1.21%

        3.17%       3.20%        3.34%      3.13%       2.98%
----------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  31

California Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Stephen Galiani

     ---------------------------------------------------------------------------

     Investment Objective
     The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment grade municipal securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of investment grade municipal securities. We buy municipal securities of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from California personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and California personal income tax.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.


32  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal securities. In addition, we may invest 25% or more of our assets in California municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  33

California Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                              CLASS A SHARES--COMMENCED
                                                              ON OCTOBER 6,1988
                                                              --------------------------------------------------------
                                                              June 30,    June 30,   Dec.31,    Dec.31,    Dec.31,
For the period ended:                                          1999         1998      1997       1996       1995
                                                              --------------------------------------------------------
Net asset value, beginning of period                           $  11.38   $  11.32   $  10.97   $  11.34   $  10.67

Income from investment operations:
  Net investment income (loss)                                     0.51       0.26       0.54       0.57       0.63
  Net realized and unrealized gain (loss)
     on investments                                               (0.23)      0.06       0.42      (0.13)      1.08

Total from investment operations                                   0.28       0.32       0.96       0.44       1.71

Less distributions:
  Dividends from net investment income                            (0.51)     (0.26)     (0.54)     (0.57)     (0.63)
  Distributions from net realized gain                            (0.15)      0.00      (0.07)     (0.24)     (0.41)

Total from distributions                                          (0.66)     (0.26)     (0.61)     (0.81)     (1.04)

Net asset value, end of period                                 $  11.00   $  11.38   $  11.32   $  10.97   $  11.34

Total return (not annualized)/2/                                   2.38%      2.86%      9.16%      4.03%     16.38%

Ratios/supplemental data:
  Net assets, end of period (000s)                             $461,574   $499,720   $509,844   $239,703   $268,352

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          0.77%      0.75%      0.74%      0.71%      0.58%
  Ratio of net investment income (loss) to
     average net assets                                            4.45%      4.63%      4.84%      5.08%      5.59%

Portfolio turnover                                                   17%        15%        12%        19%        38%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)                 1.10%      1.11%      0.89%      0.82%      0.78%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                 4.12%      4.27%      4.69%      4.97%      5.39%
----------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of the Overland Express, Inc. and Stagecoach Funds, Inc.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.
/3/ The Fund changed its fiscal year-end from December 31 to June 30.

34  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------



                  CLASS B SHARES--COMMENCED           CLASS C SHARES--COMMENCED
                  ON DECEMBER  15,1997/1/             ON JULY 1,19931
------------------------------------------------------------------------------------------------------------------
   Dec. 31,       June 30,     June 30,    Dec.31,    June 30,    June 30,  Dec.31,   Dec.31,   Dec.31,   Dec.31,
    1994           1999         1998        1997       1999        1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------------
   $  12.00       $  11.60     $ 11.54     $ 11.51    $ 11.60     $11.54    $11.19    $11.57    $10.88    $12.24

       0.67           0.44        0.23        0.02       0.44       0.23      0.47      0.49      0.56      0.60

      (1.18)         (0.23)       0.06        0.03      (0.23)      0.06      0.42     (0.13)     1.10     (1.20)

      (0.51)          0.21        0.29        0.05       0.21       0.29      0.89      0.36      1.66     (0.60)


      (0.67)         (0.44)      (0.23)      (0.02)     (0.44)     (0.23)    (0.47)    (0.49)    (0.56)    (0.60)
      (0.15)         (0.15)       0.00        0.00      (0.15)      0.00     (0.07)    (0.25)    (0.41)    (0.16)

      (0.82)         (0.59)      (0.23)      (0.02)     (0.59)     (0.23)    (0.54)    (0.74)    (0.97)    (0.76)

   $  10.67       $  11.22     $ 11.60     $ 11.54    $ 11.22     $11.60    $11.54    $11.19    $11.57    $10.88

      (4.32%)         1.69%       2.49%       0.45%      1.69%      2.49%     8.11%     3.24%    15.58%    (5.00%)


   $273,105       $129,699     $99,784     $77,792    $22,251     $8,249    $5,860    $6,506    $7,063    $7,346


       0.50%          1.47%       1.45%       1.44%      1.47%      1.45%     1.48%     1.46%     1.30%     1.20%

       5.87%          3.74%       3.90%       3.95%      3.71%      3.90%     4.19%     4.33%     4.87%     5.15%

          4%            17%         15%         12%        17%        15%       12%       19%       38%        4%

       0.95%          1.84%       1.82%       1.76%      1.81%      1.78%     1.63%     1.59%     1.57%     1.82%


       5.42%          3.37%       3.53%       3.63%      3.37%      3.57%     4.04%     4.20%     4.60%     4.53%
------------------------------------------------------------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  35

Colorado Tax-Free Fund
--------------------------------------------------------------------------------
(Available only to Colorado state residents)

     Portfolio Managers: William T. Jackson, CFA; Mark Walter

     ---------------------------------------------------------------------------

     Investment Objective
     The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado personal income tax consistent with the preservation of capital.

     ---------------------------------------------------------------------------

     Investment Strategies
     We normally invest substantially all of the Fund's assets in investment grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations, and by the territories and possessions of the United States.

     We expect that the Fund's average portfolio maturity normally will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, the Fund's dollar-weighted average maturity could be higher or lower. The Fund emphasizes investments in municipal securities paying interest income rather than maintaining the Fund's stability of NAV.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax and Colorado personal income tax;

     . up to 25% of total assets in securities of related issuers or in securities of any one issuer, except the U.S. Government;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income exempt from federal income tax and Colorado state income taxes consistent with the preservation of capital.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Colorado. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

36  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism, and manufacturing. Certain obligations of Colorado State and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. In addition, we may invest 25% or more of our assets in Colorado municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  37

Colorado Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING:

                                                                      CLASS A SHARES--COMMENCED
                                                                      ON JUNE 1, 1993
                                                                      --------------------------------------------------
                                                                      June 30,       May 31,       May 31,       May 31,
   For the period ended:                                                1999          1999          1998          1997
                                                                      --------------------------------------------------
   Net asset value, beginning of period                               $  10.55       $ 10.69       $ 10.22       $  9.89

   Income from investment operations:
     Net investment income (loss)                                         0.04          0.51          0.53          0.54
     Net realized and unrealized gain (loss)
       on investments                                                    (0.25)        (0.10)         0.47          0.33

   Total from investment operations                                      (0.21)         0.41          1.00          0.87

   Less distributions:
     Dividends from net investment income                                (0.04)        (0.51)        (0.53)        (0.54)
     Distributions from net realized gain                                 0.00         (0.04)         0.00          0.00

   Total from distributions                                              (0.04)        (0.55)        (0.53)        (0.54)

   Net asset value, end of period                                      $ 10.30       $ 10.55       $ 10.69       $ 10.22

   Total return (not annualized)/1/                                      (1.97%)        3.79%         9.96%         9.00%

   Ratios/supplemental data:
     Net assets, end of period (000s)                                  $39,066       $39,958       $34,254       $27,806

   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                              0.60%         0.60%         0.60%         0.45%
     Ratio of net investment income (loss) to
       average net assets                                                 4.94%         4.71%         5.00%         5.36%

   Portfolio turnover/2/                                                 10.98%        76.62%        69.87%       129.26%

   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses (annualized)                     1.08%         1.02%         1.04%         1.14%

   Ratio of net investment income (loss) to average
     net assets prior to waived fees and
     reimbursed expenses (annualized)                                     4.46%         4.29%         4.56%         4.67%
------------------------------------------------------------------------------------------------------------------------

/1/ Total returns calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.

38  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                     CLASS B SHARES--COMMENCED
                     ON AUGUST 2, 1993
--------------------------------------------------------------------------------
May 31,    May 31,    June 30,   May 31,   May 31,   May 31,   May 31,   May 31,
 1996       1995       1999       1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
$  9.90    $  9.69    $ 10.56    $ 10.71    $10.23   $  9.90   $  9.91    $ 9.70


   0.53       0.48       0.04    $  0.43      0.45      0.47      0.46      0.41

  (0.01)      0.21      (0.25)     (0.11)     0.48      0.33     (0.01)     0.21

   0.52       0.69      (0.21)      0.32      0.93      0.80      0.45      0.62


  (0.53)     (0.48)     (0.04)     (0.43)    (0.45)    (0.47)    (0.46)    (0.41)
   0.00       0.00       0.00      (0.04)     0.00      0.00      0.00      0.00

  (0.53)     (0.48)     (0.04)     (0.47)    (0.45)    (0.47)    (0.46)    (0.41)

$  9.89    $  9.90    $ 10.31    $ 10.56    $10.71   $ 10.23   $  9.90    $ 9.91

   5.35%      7.47%     (2.03%)     2.92%     9.25%     8.19%     4.56%     6.67%


$26,991    $25,997    $10,959    $10,909    $9,156   $ 7,218   $ 6,400    $5,198



   0.30%      0.30%      1.35%      1.35%     1.35%     1.20%     1.05%     1.05%

   5.30%      5.10%      4.17%      3.96%     4.24%     4.60%     4.64%     4.32%


 171.41%     47.88%     10.98%     76.62%    69.87%   129.26%   171.41%    47.88%


   1.13%      1.15%      2.08%      2.03%     2.04%     2.15%     2.16%     2.16%



   4.47%      4.25%      3.44%      3.28%     3.55%     3.65%     3.53%     3.21%

                                                   Tax-Free Funds Prospectus  39

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Patricia Hovanetz, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota personal tax, without assuming undue risk.
     ---------------------------------------------------------------------------

     Investment Strategies
     We normally invest substantially all of the Fund's assets in investment grade municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations, and by the territories and possessions of the United States. We invest at least 80% of the Fund's net assets in securities with interest exempt from both federal income taxes and the federal AMT.

     There are no restrictions on Minnesota Tax-Free Fund's average portfolio maturity. We expect that the Fund's dollar-weighted average maturity normally will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, the Fund's average dollar-weighted average maturity could be higher or lower.

     We emphasize investments in municipal securities paying interest income rather than maintaining the Fund's stability of NAV.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax and Minnesota personal income tax;

     . up to 25% of total assets in securities of related issuers or in securities of any one issuer, except the U.S. Government;

     . up to 20% of net assets in securities with income subject to federal personal income taxes, including the federal AMT; and

     . up to 25% of total assets in non-investment grade municipal securities. During such periods, the Fund may not achieve its investment objective of a high level of current income without assuming undue risk.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income exempt from federal income tax and Minnesota personal income tax without assuming undue risk.

40  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Minnesota. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

     Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. The Minnesota economy relies significantly on its agriculture and forestry. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota municipal securities. In addition, we may invest 25% or more of our assets in Minnesota municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     The Fund may invest up to 25% of its total assets in non-investment grade municipal securities, commonly known as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment grade municipal securities with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. These securities generally involve more credit risk.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6;the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  41

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING:

                                                                             CLASS A SHARES--COMMENCED
                                                                             ON JANUARY 12, 1988
                                                                            -------------------------------------------------------
                                                                                June 30,     May 30,       May 31,      May 31,
For the period ended:                                                             1999        1999          1998         1997
                                                                            -------------------------------------------------------
Net asset value, beginning of period                                            $ 10.96     $ 11.05       $ 10.57      $ 10.30

Income from investment operations:
  Net investment income (loss)                                                     0.04        0.51          0.53         0.54
  Net realized and unrealized gain (loss)
    on investments                                                                (0.22)      (0.08)         0.48         0.27

Total from investment operations                                                  (0.18)       0.43          1.01         0.81

Less distributions:
  Dividends from net investment income                                            (0.04)      (0.51)        (0.53)       (0.54)
  Distributions from net realized gain                                             0.00       (0.01)         0.00         0.00

Total from distributions                                                          (0.04)      (0.52)        (0.53)       (0.54)

Net asset value, end of period                                                  $ 10.74     $ 10.96       $ 11.05      $ 10.57

Total return (not annualized)/1/                                                  (1.63%)      3.96%         9.71%        7.98%

Ratios/supplemental data:
  Net assets, end of period (000s)                                              $37,139     $38,255       $33,597      $25,739

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                          0.60%       0.60%         0.60%        0.60%
  Ratio of net investment income (loss) to
    average net assets                                                             4.71%       4.61%         4.83%        5.11%


Portfolio turnover                                                                 2.32%      24.84%        68.27%       96.68%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/                              1.11%       1.03%         1.07%        1.21%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                                 4.20%       4.18%         4.36%        4.50%

--------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges,and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/  During each period,various fees and expenses were waived and reimbursed.


42  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                            CLASS B SHARES--COMMENCED
                            ON AUGUST 6, 1993
-------------------------------------------------------------------------------------------------------
 May 31,       May 31,      June 30,        May 31,      May 31,        May 31,     May 31,     May 31,
  1996          1995         1999            1999         1998           1997        1996        1995
-------------------------------------------------------------------------------------------------------
 $10.45       $ 10.15       $ 10.96        $ 11.05      $ 10.57        $ 10.30      $10.44     $ 10.15


   0.56          0.53          0.04           0.43         0.45           0.46        0.48        0.45

  (0.15)         0.30         (0.22)         (0.08)        0.48           0.27       (0.14)       0.29

   0.41          0.83         (0.18)          0.35         0.93           0.73        0.34        0.74


  (0.56)        (0.53)        (0.04)         (0.43)       (0.45)         (0.46)      (0.48)      (0.45)
   0.00          0.00          0.00          (0.01)        0.00           0.00        0.00        0.00

  (0.56)        (0.53)        (0.04)         (0.44)       (0.45)         (0.46)      (0.48)      (0.45)

 $10.30       $ 10.45       $ 10.74        $ 10.96      $ 11.05        $ 10.57      $10.30     $ 10.44

   3.97%         8.55%        (1.69%)         3.18%        8.89%          7.18%       3.28%       7.63%


$26,610       $15,559       $21,366        $21,493      $16,549        $11,128      $8,825     $ 5,090



   0.48%         0.49%         1.35%          1.35%        1.35%          1.34%       1.23%       1.21%

   5.26%         5.25%         3.93%          3.85%        4.07%          4.35%       4.51%       4.52%


  77.10%       139.33%         2.32%         24.84%       68.27%         96.68%      77.10%     139.33%


   1.26%         1.61%         2.11%          2.04%        2.08%          2.21%       2.29%       2.62%



   4.48%         4.13%         3.17%          3.16%        3.34%          3.48%       3.45%       3.11%

                                                   Tax-Free Funds Prospectus  43

National Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  William T.Jackson, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Fund seeks current income exempt from federal income taxes.

     ---------------------------------------------------------------------------

     Investment Strategies

     ---------------------------------------------------------------------------

     We actively manage a diversified portfolio invested primarily in investment grade municipal securities. We invest at least 80% of net assets in municipal securities paying interest exempt from federal income taxes, including the federal AMT.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     The dollar-weighted average maturity of the Fund's assets normally will be between 10 and 20 years, but may vary depending on market conditions. In general, the longer the maturity of a municipal security,the higher the rate of interest it pays. However, a longer maturity security is generally subject to greater interest rate risk and price volatility. We emphasize investments in municipal securities that produce interest income rather than stability of the Fund's NAV.

     We may temporarily hold assets in cash or in money market instruments, including
     U.S. Government obligations,shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income exempt from federal income taxes.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

44  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

   FOR A SHARE OUTSTANDING:

                                                              CLASS A SHARES--COMMENCED
                                                              ON AUGUST 1, 1989
                                                              ------------------------------------------------
                                                              June 30,       May 31,      May 31,      May 31,
   For the period ended:                                        1999          1999         1998         1997
                                                              ------------------------------------------------
   Net asset value, beginning of period                       $ 10.44        $ 10.54      $ 10.05      $  9.78

   Income from investment operations:
     Net investment income (loss)                                0.04           0.52         0.53         0.54
     Net realized and unrealized gain (loss)
      on investments                                            (0.22)         (0.10)        0.49         0.27

   Total from investment operations                             (0.18)          0.42         1.02         0.81

   Less distributions:
     Dividends from net investment income                       (0.04)         (0.51)       (0.53)       (0.54)
     Distributions from net realized gain                        0.00          (0.01)        0.00         0.00

   Total from distributions                                     (0.04)         (0.52)       (0.53)       (0.54)

   Net asset value, end of period                             $ 10.22        $ 10.44      $ 10.54      $ 10.05

   Total return (not annualized)/1/                             (1.69%)         4.04%       10.33%        8.43%

   Ratios/supplemental data:
     Net assets, end of period (000s)                         $41,881        $43,388      $35,121      $29,217

   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                     0.60%          0.60%        0.60%        0.50%
     Ratio of net investment income (loss) to
       average net assets                                        5.10%          4.81%        5.09%        5.41%

   Portfolio turnover                                           18.07%        105.53%      142.81%      152.33%

   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses (annualized)/2/         1.02%          0.98%        0.99%        1.06%

   Ratio of net investment income (loss) to average
     net assets prior to waived fees and
     reimbursed expenses (annualized)                            4.68%          4.43%        4.70%        4.85%
   -----------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

46  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                       CLASS B SHARES--COMMENCED
                       ON AUGUST 6, 1993
---------------------------------------------------------------------------------
May 31,    May 31,     June 30,   May 31,   May 31,   May 31,   May 31,   May 31,
 1996       1995         1999      1999      1998      1997      1996      1995
---------------------------------------------------------------------------------
$  9.82    $  9.60     $ 10.44    $ 10.54   $ 10.05   $  9.78   $  9.82   $  9.60

   0.55       0.55        0.04       0.44      0.46      0.46      0.48      0.48

  (0.04)      0.22       (0.22)     (0.10)     0.48      0.27     (0.04)     0.22

   0.51       0.77       (0.18)      0.34      0.94      0.73      0.44      0.70

  (0.55)     (0.55)      (0.04)     (0.43)    (0.45)    (0.46)    (0.48)    (0.48)
   0.00       0.00        0.00      (0.01)     0.00      0.00      0.00      0.00

  (0.55)     (0.55)      (0.04)     (0.44)    (0.45)    (0.46)    (0.48)    (0.48)

$  9.78    $  9.82     $ 10.22    $ 10.44   $ 10.54   $ 10.05   $  9.78   $  9.82

   5.29%      8.42%      (1.76%)     3.26%     9.52%     7.63%     4.50%     7.61%


$33,914    $30,786     $17,878    $17,973   $11,070   $ 7,329   $ 5,897   $ 3,729


   0.40%      0.60%       1.35%      1.35%     1.35%     1.26%     1.14%     1.35%

   5.54%      5.87%       4.34%      4.05%     4.31%     4.64%     4.77%     5.05%

 126.20%    130.90%      18.07%    105.53%   142.81%   152.33%   126.20%   130.90%

   1.06%      1.12%       2.11%      2.01%     2.05%     2.15%     2.21%     2.21%


   4.88%      5.35%       3.58%      3.39%     3.61%     3.75%     3.70%     4.19%
---------------------------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  47

Oregon Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:   Stephen Galiani
     ---------------------------------------------------------------------------

     Investment Objective
     The Oregon Tax-Free Fund seeks a high level of current income exempt from federal income tax and Oregon personal income tax.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of investment grade municipal securities and we buy municipal securities of any maturity length. The portfolio's dollar-weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from Oregon personal income tax;

     . up to 20% of net assets in securities with income subject to federal personal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and Oregon personal income tax.

48  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

     Since we invest heavily in Oregon municipal securities, events in Oregon are likely to affect the Fund's investments. Oregon does not have a sales tax, and State tax revenues, derived principally from corporate and personal income taxes, are particularly sensitive to economic recessions. In addition, we may invest 25% or more of our assets in Oregon municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 52; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  49

Oregon Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995, which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

  FOR A SHARE OUTSTANDING

                                                                  CLASS A SHARES--COMMENCED
                                                                  ON JUNE 1,1988
                                                                  ---------------------------------------------------
                                                                  June 30,      June 30,      March 31,     March 31,
  For the period ended:                                             1999        1998/2/         1998         1997/3/
                                                                  ---------------------------------------------------
  Net asset value, beginning of period                            $ 16.82      $ 16.81        $ 16.29        $ 16.42

  Income from investment operations:
    Net investment income (loss)                                     0.75         0.18           0.76           0.37
    Net realized and unrealized gain (loss)
     on investments                                                 (0.47)        0.01           0.81          (0.10)

  Total from investment operations                                   0.28         0.19           1.57           0.27

  Less distributions:
    Dividends from net investment income                            (0.75)       (0.18)         (0.76)         (0.37)
    Dividends from net realized capital gain                        (0.25)        0.00          (0.29)         (0.03)

  Total from distributions                                          (1.00)       (0.18)         (1.05)         (0.40)

  Net asset value, end of period                                  $ 16.10      $ 16.82        $ 16.81        $ 16.29

  Total return (not annualized)/1/                                   1.57%        1.16%          9.81%          1.65%

  Ratios/supplemental data:
    Net assets, end of period (000s)                              $24,924      $27,665        $27,837        $30,635

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                          0.67%        0.67%          0.62%          0.60%
   Ratio of net investment income (loss) to
  average net assets                                                 4.44%        4.41%          4.54%          4.52%

  Portfolio turnover                                                   54%          24%            82%            90%

  Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses (annualized)                  1.32%        1.29%          1.36%          1.31%

  Ratio of net investment income (loss) to
    average net assets prior to waived fees and
  reimbursed expenses (annualized)                                   3.79%        3.79%          3.80%          3.81%
---------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges.
/2/ The Fund changed its fiscal year-end from March 31 to June 30.
/3/ The Fund changed its fiscal year-end from September 30 to March 31. /4/ The Fund changed Investment Advisors.
/5/ The Fund changed its fiscal year-end from May 31 to September 30.

50  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                     CLASS B SHARES--COMMENCED
                                                     ON SEPTEMBER 6, 1996
-----------------------------------------------------------------------------------------------------------------------------
      Sept. 30,        Sept. 30,      May 31,        June 30,        June 30,      March 31,      March 31,      Sept. 30
        1996             1995          1995            1999            1998          1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
     $  16.38         $  16.47      $  16.17        $  10.31        $  10.30      $  10.00      $   10.07       $  10.00

         0.79             0.28          0.82            0.37            0.09          0.39           0.17           0.00

         0.04            (0.08)         0.39           (0.29)           0.01          0.47          (0.05)          0.07

         0.83             0.20          1.21            0.08            0.10          0.86           0.12           0.07

        (0.79)           (0.29)        (0.87)          (0.37)          (0.09)        (0.39)         (0.17)          0.00
         0.00             0.00         (0.04)          (0.16)           0.00         (0.17)         (0.02)          0.00

        (0.79)           (0.29)        (0.91)          (0.53)          (0.09)        (0.56)         (0.19)          0.00

     $  16.42         $  16.38      $  16.47        $   9.86        $  10.31      $  10.30       $  10.00       $  10.07

         5.03%            3.67%/6/      7.92%           0.63%           0.98%         8.77%          1.17%          0.70%

     $ 33,676         $ 50,077      $ 52,245        $ 10,095        $  5,956      $  3,762       $    287       $      0

         0.85%            0.70%         0.70%           1.51%           1.51%         1.43%          1.30%          0.00%

         4.87%            5.01%         5.19%           3.59%           3.48%         3.56%          3.23%          1.83%

           27%              57%           15%             54%             24%           82%            90%            27%

         1.15%            1.01%         0.90%           2.14%           2.10%         2.39%          2.15%          0.00%

         4.57%            4.70%         4.99%           2.96%           2.89%         2.60%          2.38%          1.83%
-----------------------------------------------------------------------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  51

General Investment Risks
-------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund may continue to hold debt-instruments that cease to be rated by a NRRO or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment grade bonds.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S.Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

52  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Extension Risk--The risk that an interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                   Tax-Free Funds Prospectus  53

General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                          ARIZONA   CALIFORNIA LIMITED   CALIFORNIA
                                                                                          TAX-FREE    TERM TAX-FREE       TAX-FREE
INVESTMENT PRACTICE                                         RISK

Borrowing Policies
The ability to borrow from banks for temporary purposes     Leverage Risk                     .              .               .
to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted           Interest Rate and                 .              .               .
either on a schedule or when an index or benchmark          Credit Risk
changes.

Forward Commitment, When-Issued and Delayed Delivery
Transactions
Securities bought or sold for delivery at a later date      Interest Rate, Leverage,          .              .               .
or bought or sold for a fixed price at a fixed date.        Credit and Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally     Interest Rate
higher rates of return. These securities, also known as     and Credit Risk
"junk bonds," tend to be more sensitive to economic
conditions and during sustained periods of rising
interest rates, may experience interest and/or principal
defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be        Liquidity Risk                    .              .               .
readily sold without negatively affecting its fair
price. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers      Credit, Counter-Party
and financial institutions to increase return on those      and Leverage Risk                 .              .               .
securities. Loans may be made up to Investment Company
Act of 1940 limits (currently one-third of total assets
including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests     Interest Rate, Credit,
in pools of consumer loans, such as mortgage loans, car     Prepayment and                    .              .               .
loans, credit card debt or receivables held in trust.       Experience Risk


                                                                                          COLORADO  MINNESOTA   NATIONAL    OREGON
                                                                                          TAX-FREE  TAX-FREE    TAX-FREE   TAX-FREE
INVESTMENT PRACTICE                                         RISK

Borrowing Policies
The ability to borrow from banks for temporary purposes     Leverage Risk                     .        .           .          .
to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted           Interest Rate and                 .        .           .          .
either on a schedule or when an index or benchmark          Credit Risk
changes.

Forward Commitment, When-Issued and Delayed Delivery
Transactions
Securities bought or sold for delivery at a later date      Interest Rate, Leverage,          .        .           .          .
or bought or sold for a fixed price at a fixed date.        Credit and Experience Risk

High Yield Securities
Debt securities of lower quality that produce generally     Interest Rate
higher rates of return. These securities, also known as     and Credit Risk                            .
"junk bonds," tend to be more sensitive to economic
conditions and during sustained periods of rising
interest rates, may experience interest and/or principal
defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be        Liquidity Risk                    .        .           .          .
readily sold without negatively affecting its fair
price. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers      Credit, Counter-Party
and financial institutions to increase return on those      and Leverage Risk                 .        .           .          .
securities. Loans may be made up to Investment Company
Act of 1940 limits (currently one-third of total assets
including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests     Interest Rate, Credit,
in pools of consumer loans,such as mortgage loans, car      Prepayment and                    .        .           .          .
loans, credit card debt or receivables held in trust.       Experience Risk

54  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

                                                                                          ARIZONA   CALIFORNIA LIMITED   CALIFORNIA
                                                                                          TAX-FREE    TERM TAX-FREE       TAX-FREE
INVESTMENT PRACTICE                                         RISK

Other Mutual Funds
The temporary investment in shares of another mutual        Market Risk                       .              .               .
fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the
Funds, will be borne by Fund shareholders.

Private Activity Bonds
Bonds that pay interest subject to the federal              Interest Rate, Credit             .              .               .
alternative minimum tax. Limited to 20% of net assets.      and Experience Risk

Repurchase Agreements
A transaction in which the seller of a security agrees      Credit and                        .              .               .
to buy back a security at an agreed upon time and           Counter-Party Risk
price, usually with interest.


                                                                                          COLORADO  MINNESOTA   NATIONAL    OREGON
                                                                                          TAX-FREE  TAX-FREE    TAX-FREE   TAX-FREE
INVESTMENT PRACTICE                                         RISK

Other Mutual Funds
The temporary investment in shares of another mutual        Market Risk                       .        .           .          .
fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the
Funds, will be borne by Fund shareholders.

Private Activity Bonds
Bonds that pay interest subject to the federal              Interest Rate, Credit             .        .           .          .
alternative minimum tax. Limited to 20% of net assets.      and Experience Risk

Repurchase Agreements
A transaction in which the seller of a security agrees      Credit and                        .        .           .          .
to buy back a security at an agreed upon time and           Counter-Party Risk
price, usually with interest.

                                                   Tax-Free Funds Prospectus  55

Organization and Management of the Funds
-------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 73 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders, it may make a change in one of these companies.

                                                         BOARD OF TRUSTEES

                                                 Supervises the Funds' activities
----------------------------------------------------------------------------------------------------------------------------------

       INVESTMENT ADVISOR                                                                CUSTODIAN
Wells Fargo Bank, N.A.                                                        Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                                             6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities                                      Provides safekeeping for the Funds' assets
----------------------------------------------------------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR

                    Wells Capital Management Incorporated
                      525 Market St., San Francisco, CA
                  Manages the Funds' Investment Activities


--------------------------------------------------------------------------------

                                                                                                     SHAREHOLDER
                                                                TRANSFER                              SERVICING
DISTRIBUTOR                      ADMINISTRATOR                    AGENT                                 AGENTS
Stephens Inc.                    Wells Fargo Bank, N.A.       Boston Financial Data                 Various Agents
111 Center St.                   525 Market St.               Services, Inc.
Little Rock, AR                  San Francisco, CA            Two Heritage Dr.
                                                              Quincy, MA

Markets the Funds                Manages the                  Maintains records                     Provide
and distributes                  Funds' business              of shares and                         services to
Fund shares                      activities                   supervises the payment                customers
                                                              of dividends
----------------------------------------------------------------------------------------------------------------------------------

                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
    Advise current and prospective shareholders on their Fund investments
-------------------------------------------------------------------------------

                                 SHAREHOLDERS



56  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive 0.40% of the average annual net assets of each Fund.

The Investment Sub-Advisor
Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for each of the Funds. As of June 30, 1999, WCM provided investment advice for assets in excess of $42 billion.

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                   Tax-Free Funds Prospectus  57

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are available for the California Tax-Free Fund and National Tax-Free Fund only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

58  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:

                                            FRONT-END SALES                               FRONT-END SALES
    AMOUNT OF                               CHARGE AS % OF                               CHARGE AS % OF
    PURCHASE                             PUBLIC OFFERING PRICE                            AMOUNT INVESTED
Less than $50,000                               4.50%                                         4.71%

$50,000 to $99,999                              4.00%                                         4.17%

$100,000 to $249,999                            3.50%                                         3.63%

$250,000 to $499,999                            2.50%                                         2.56%

$500,000 to $999,999                            2.00%                                         2.04%

$1,000,000 and over/1/                          0.00%                                         0.00%

/1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.


Class B Share CDSC Schedule
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date,you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:

REDEMPTION WITHIN         1 YEAR    2 YEARS   3 YEARS   4 YEARS    5 YEARS   6 YEARS   7 YEARS     8 YEARS

CDSC                       5.00%     4.00%     3.00%     3.00%      2.00%     1.00%     0.00%      A shares

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years,the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

                                                   Tax-Free Funds Prospectus  59

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to July
     17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:


CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:

REDEMPTION WITHIN              1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS      6 YEARS     7 YEARS
CDSC                            5.00%      4.00%       3.00%       3.00%       2.00%        1.00%     A shares

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC Schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

REDEMPTION WITHIN              1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS      6 YEARS     7 YEARS
CDSC                            3.00%      2.00%       1.00%       1.00%       0.00%        0.00%     A shares

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following sales charge schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

REDEMPTION WITHIN              1 YEAR     2 YEARS     3 YEARS     4 YEARS     5 YEARS      6 YEARS     7 YEARS
CDSC                            3.00%      2.00%       2.00%       1.00%       0.00%        0.00%     A Shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share CDSC Schedule
If you choose Class C shares,you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

60  Tax-Free Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

     Class A Share Reductions
     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit,including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group, "which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next
          $50,000!

                                                   Tax-Free Funds Prospectus  61

Reduced Sales Charges
--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Reductions
     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age
          70 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

     . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

     .    We waive the Class C share CDSC for certain types of accounts.

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders, after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

     .    withdrawals are made by participating in the Systematic Withdrawal
          Plan;

     . withdrawals may not exceed 10% of your fund assets (including "free"shares) annually based on your anniversary date in the Systematic Withdrawal Plan; and

     .    you participate in the dividend and capital gain reinvestment program.

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds and its affiliates;

          .    Wells Fargo Bank & Company and its affiliates;

          .    Stephens Inc. and its affiliates; and

          .    Broker-Dealers who act as selling agents.

     . and the families of any of the above. Contact your selling agent for further information.

     You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

62  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND                                                              CLASS B         CLASS C
Arizona Tax-Free Fund                                              0.75%             N/A

California Limited Term Tax-Free Fund                               N/A              N/A

California Tax-Free Fund                                           0.75%            0.75%

Colorado Tax-Free Fund                                             0.75%             N/A

Minnesota Tax-Free Fund                                            0.75%             N/A

National Tax-Free Fund                                             0.75%            0.75%

Oregon Tax-Free Fund                                               0.75%             N/A

These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                   Tax-Free Funds Prospectus  63

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Fund through an exchange,you must exchange at least the minimum first purchase amount of the Fund you are redeeming,unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

     . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders,we reserve the right to limit or reject exchange orders. Generally,we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.

64  Tax-Free Funds Prospectus

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther
          King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day,Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent;or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum for Funds you purchase through certain retirement,benefit and pension plans, through certain packaged investment products,or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

                                                   Tax-Free Funds Prospectus  65

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     BY MAIL

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Arizona Tax-Free Fund, Class A."

     . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

     .    Mail to: Wells Fargo Funds              Overnight Mail Only: Wells Fargo Funds
                   ATTN: CCSU-Boston Financial                 ATTN: CCSU-Boston Financial
                   P.O. Box 8266                               66 Brooks Drive
                   Boston, MA 02266-8266                       Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     .    Enclose the payment stub/card from your statement if available.

     .    Mail to: Wells Fargo Funds
                   Attn: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

66  Tax-Free Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .    Overnight Application to: Wells Fargo Funds
                                    ATTN: CCSU-Boston Financial
                                    66 Brooks Drive
                                    Braintree, MA 02184

     .    Wire money to:            State Street Bank & Trust         Attention:
                                    Boston, MA                        Wells Fargo Funds (Name
                                                                      of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011 000028                    Account Name:
                                                                      (Registration Name
                                    Wire Purchase Account Number:     Indicated on Application)
                                    9905-437-1

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:            State Street Bank & Trust          Attention:
                                    Boston, MA                         Wells Fargo Funds (Name
                                                                       of Fund and Share Class)
                                    Bank Routing Number:
                                    ABA 011 000028                     Account Name:
                                                                       (Registration Name
                                    Wire Purchase Account Number:      Indicated on Account)
                                    9905-437-1

                                                   Tax-Free Funds Prospectus  67

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     BY PHONE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

     .    Call Shareholder Services and instruct the representative to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

     .    Call: 1-800-222-8222

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     .    Call Shareholder Services and instruct the representative to either:

     .    transfer at least $100 from a linked settlement account, or

     .    exchange at least $100 worth of shares from another Wells Fargo Fund.

     .    Call: 1-800-222-8222

68  Tax-Free Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     BY MAIL

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to: Wells Fargo Funds
                   ATTN: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

     BY PHONE

     . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account,or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

     .    Call: 1-800-222-8222

                                                   Tax-Free Funds Prospectus  69

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan, have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash,unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

70  Tax-Free Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends monthly and make capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the

                                                   Tax-Free Funds Prospectus  71

Additional Services and Other Information
--------------------------------------------------------------------------------

          distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their net interest income from tax-exempt securities will not be subject to federal income tax. Dividends distributed from these and the other Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

72  Tax-Free Funds Prospectus

Table of Predecessors
--------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

      Wells Fargo Funds Trust             Predecessor Fund

      Arizona Tax-Free                    Stagecoach Arizona Tax-Free

      California Limited Term Tax-Free    Stagecoach California Tax-Free Income

      California Tax-Free                 Stagecoach California Tax-Free Bond

      Colorado Tax-Free                   Norwest Advantage Colorado Tax-Free

      Minnesota Tax-Free                  Norwest Advantage Minnesota Tax-Free

      National Tax-Free                   Norwest Advantage Tax-Free Income

      Oregon Tax-Free                     Stagecoach Oregon Tax-Free


                                                   Tax-Free Funds Prospectus  73

Portfolio Managers
--------------------------------------------------------------------------------

     Stephen Galiani
     Arizona Tax-Free Fund and its predecessor since 1997
     California Tax-Free Fund and its predecessor since 1999
     Oregon Tax-Free Fund and its predecessor since 1997
     Mr. Galiani joined WCM in 1997 and is the firm's Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to WCM, he served as Director of Fixed-Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani received a BA in English from Manhattan College and a MBA from Boston University.

     Patricia D. Hovanetz, CFA
     Minnesota Tax-Free Fund and its predecessor since 1991
     Ms. Hovanetz joined WCM in 1998 as a Principal with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Director of Tax-Exempt Fixed-Income at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Ms. Hovanetz has over 30 years experience in the municipal bond industry and manages over $300 million in municipal bond assets for the Wells Fargo Funds. She also manages other national tax-exempt assets for institutional accounts and has been a portfolio manager at NIM since 1988. Ms. Hovanetz attended St. Cloud State College and the University of Minnesota.

     William T. Jackson, CFA
     Colorado Tax-Free Fund and its predecessor since 1996
     National Tax-Free Fund and its predecessor since 1993
     Mr. Jackson joined WCM in 1998 as a Managing Director of Tax-Exempt Fixed-Income and simultaneously held this position at NIM since 1993 until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Jackson manages the tax-exempt fixed-income style. Mr. Jackson obtained a BA in Geology from Colgate University.

     Laura Milner
     California Limited Term Tax-Free Fund and its predecessor since 1992
     Ms. Milner joined WCM in 1997 as a Portfolio Manager. Ms. Milner currently manages both long-and short-term duration portfolios on the Tax-Exempt Fixed-Income Team. She has 17 years of investment experience that includes a position as a Portfolio Manager for Wells Fargo Bank from 1988 to 1997, where she specialized in short- and long-duration portfolios. Ms. Milner attended the University of Minnesota and is a member of the National Federation of Municipal Analysts.

     Mark Walter
     Colorado Tax-Free Fund since 1999
     Mr. Walter joined WCM in 1999 as a Portfolio Manager with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Assistant Portfolio Manager at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Prior to WCM, he worked as an Investment Consultant for Kirkpatrick, Petris, a brokerage firm that is a wholly owned subsidiary of the Mutual of Omaha. In his capacity as an Investment Consultant, Mr. Walter sold and traded taxable and tax-exempt fixed-income securities to institutional clients. Mr. Walter received a BS in Finance from the University of Colorado at Boulder in 1996.

74  Tax-Free Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

                                                   Tax-Free Funds Prospectus  75

Glossary
--------------------------------------------------------------------------------

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Municipal Securities
     Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

     Public Offering Price ("POP")
     The NAV with the sales load added.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


76  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Selling Agent
     A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Weighted Average Maturity
     The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                   Tax-Free Funds Prospectus  77

                                          This page intentionally left blank
--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222

     write to:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     request copies for a fee by writing to:
     SEC Public Reference Room
     Washington, DC 20549-6009
     Call: 1-800-SEC-0330 for details

     Funds listed in this prospectus are only available in the states where they are registered.

P014
Reg. No.
-09253      NOT FDIC INSURED - NO BLANK GUARANTEE - MAY LOSE VALUE

                                              [LOGO OF WELLS FARGO APPEARS HERE]
Institutional Class
WELLS FARGO TAX-FREE FUNDS

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. fund shares are NOT insured or guaranteed by the U. S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PROSPECTUS

Arizona Tax-Free Fund

California Limited Term Tax-Free Fund

California Tax-Free Fund

Colorado Tax-Free Fund

Minnesota Intermediate Tax-Free Fund

Minnesota Tax-Free Fund

National Limited Term Tax-Free Fund

National Tax-Free Fund

Oregon Tax-Free Fund



                                                                    November 8
                                                                            1999

Table of Contents                                                                    Tax-Free Funds
---------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                   4
This section contains important             Summary of Important Risks                            6
summary information about the               Performance History                                  10
Funds.                                      Summary of Expenses                                  20
                                            Key Information                                      23

---------------------------------------------------------------------------------------------------
The Funds                                   Arizona Tax-Free Fund                                24
This section contains important             California Limited Term Tax-Free Fund                28
information about the individual            California Tax-Free Fund                             32
Funds.                                      Colorado Tax-Free Fund                               36
                                            Minnesota Intermediate Tax-Free Fund                 40
                                            Minnesota Tax-Free Fund                              44
                                            National Limited Term Tax-Free Fund                  48
                                            National Tax-Free Fund                               50
                                            Oregon Tax-Free Fund                                 54
                                            General Investment Risks                             58
                                            Organization and Management
                                             of the Funds                                        62

---------------------------------------------------------------------------------------------------
Your Investment                             Your Account                                         64

Turn to this section for                     How to Buy Shares                                   65
information on how to open an                How to Sell Shares                                  66
account and how to buy, sell and             How to Exchange Shares                              67
exchange Fund shares.

---------------------------------------------------------------------------------------------------
References                                  Other Information                                    68

Look here for additional                    Table of Predecessors                                69
information and term                        Portfolio Managers                                   70
definitions.                                Glossary                                             71

Tax-Free Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

--------------------------------------------------------------------------------------------------------
     FUND                               OBJECTIVE
---------------------------------------------------------------------------------------------------------
                                        Seeks current income exempt from federal income tax and Arizona
     Arizona Tax-Free Fund              personal income tax.

     California Limited Term            Seeks current income exempt from federal income tax and California
     Tax-Free Fund                      personal income tax.

                                        Seeks current income exempt from federal income tax and California
     California Tax-Free Fund           personal income tax by investing in medium- and long-term investment grade municipal securities.

                                        Seeks current income exempt from federal income tax and Colorado
     Colorado Tax-Free Fund             personal income tax.

     Minnesota Intermediate             Seeks current income exempt from federal income tax and Minnesota
     Tax-Free Fund                      personal income tax.

                                        Seeks current income exempt from federal income tax and Minnesota
     Minnesota Tax-Free Fund            personal income tax.

     National Limited Term
     Tax-Free Fund                      Seeks current income exempt from federal income tax.


     National Tax-Free Fund             Seeks current income exempt from federal income tax.


     Oregon Tax-Free Fund               Seeks current income exempt from federal income tax and Oregon personal income tax.

3  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------

We invest primarily in investment grade Arizona municipal securities of varying maturities.

We invest primarily in short- and intermediate-term investment grade California municipal securities.


We invest primarily in medium- to long-term investment grade California municipal securities.


We invest primarily in investment grade Colorado municipal securities of varying maturities.

We invest primarily in investment grade Minnesota municipal securities with average maturities between 5 and 10 years.

We invest primarily in investment grade Minnesota municipal securities of varying maturities.

We invest primarily in investment grade municipal securities with average maturities between 1 and 5 years.

We invest primarily in investment grade municipal securities with average maturities between 10 and 20 years.

We invest primarily in investment grade Oregon municipal securities of varying maturities.

                                                    Tax-Free Funds Prospectus  4

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 .    the individual Fund Descriptions later in this Prospectus;
 .    under the "General Investment Risks" section beginning on page 58; and
 .    in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
     COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

     The Funds may invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some income earned by Fund investments may be subject to such taxes.

     Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

     Tax-Free Funds are generally considered non-diversified according to the Investment Company Act of 1940, as amended. The majority of the issuers of the securities in a Fund's portfolio are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Limited Term Tax-Free Fund and the National Tax-Free Fund are considered to be diversified. All other Funds in this Prospectus are considered to be non-diversified.

5  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------------------------------------------
     FUND                                 SPECIFIC RISKS
                                          Since we invest heavily in Arizona municipal securities, events in
                                          Arizona are likely to affect the Fund's investments. The Arizona economy is based on services, manufacturing, mining, tourism and the military. Adverse conditions affecting these sectors could have a disproportionate impact on Arizona municipal securities. Under its Constitution, Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit.
                                          However, agencies and instrumentalities of Arizona are authorized
     Arizona Tax-Free Fund                to issue bonds secured by revenues, and local governments are also authorized to incur indebtedness. The Fund relies on the availability of such securities for investment. We may invest 25%
                                          or more of our assets in Arizona municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                                          Since we invest heavily in California municipal securities, events in
                                          California are likely to affect the Fund's investments. For example,
                                          California exports a significant portion of its economic production to various pacific rim countries. The current economic crisis in
     California Limited Term              Asia, while recovering, may have a disproportionate impact on
     Tax-Free Fund and California         California municipal securities. In addition, we may invest 25% or
     Tax-Free Fund                        more of our assets in California municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                                          Since we invest heavily in Colorado municipal securities, events in
                                          Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism, and manufacturing. Certain obligations of Colorado State and local public entities are subject to particular economic risks, including, but not limited to,the vulnerabilities of resort
     Colorado Tax-Free Fund               economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. In addition, we may invest 25% or more of our assets in Colorado municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                                                    Tax-Free Funds Prospectus  6

Summary of Important Risks
--------------------------------------------------------------------------------

     FUND                               SPECIFIC RISKS
                                        Since we invest heavily in Minnesota municipal securities, events in
                                        Minnesota are likely to affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota
                                        municipal securities. In addition, we may invest 25% or more of our assets in Minnesota municipal securities that are related in such a
Minnesota Intermediate                  way that political, economic or business developments affecting
Tax-Free Fund and                       one obligation would affect the others. For example, we may own
Minnesota Tax-Free Fund                 different obligations that pay interest based on the revenue of similar projects.

                                        Each Fund may invest up to 25% of its total assets in non-
                                        investment grade municipal securities, commonly known as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment grade municipal securities.

                                        The Fund may invest 25% or more of our assets in municipal
National Limited Term                   securities that are related in such a way that political, economic or
Tax-Free Fund and                       business developments affecting oral obligation would affect the
National Tax-Free Fund                  others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                                        Since we invest heavily in Oregon municipal securities, events in
                                        Oregon are likely to affect the fund's investments. Oregon does not have a sales tax, and state tax revenues, derived principally from corporate and personal income taxes, are particularly sensitive to economic recessions. In addition, we may invest 25%
Oregon Tax-Free Fund                    or more of our assets in Oregon municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

7  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception, and for one-, five-and ten-year periods (as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Arizona Tax-Free Fund Institutional Class Calendar Year Returns (%)*

                           1993                  10.55
                           1994                  -3.30
                           1995                  13.77
                           1996                   3.66
                           1997                   8.92
                           1998                   5.20



     Best Qtr.: Q1 '95 * 5.51%    Worst Qtr.: Q1 '94 *  -3.71%

     *  The Fund's year-to-date performance through September 30, 1999 was
        -4.39%.

     Average annual total return (%)
                                                                                                      Since
     for the period ended 12/31/98                         1 year            5 years                Inception
     Institutional Class (Incept. 10/1/95)/1/               5.20              5.50                   6.69

     LB Muni Index/2/                                       6.54              6.24                   7 59

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A Shares, which incepted March 2, 1992.
     2.  Lehman Brothers Municipal Bond Index.

9  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------


     California Limited Term Tax-free Fund Institutional Class
     Calendar Year Returns (%)*

                           1993                   7.10
                           1994                  -1.10
                           1995                   9.14
                           1996                   3.89
                           1997                   5.09
                           1998                   5.53

     Best Qtr.: Q1 '95 * 3.41%   Worst Qtr.: Q1 '94 * -1.85%

     *  The Fund's year-to-date performance through September 30, 1999 was 0.
        26%.

     Average annual total return (%)
                                                                                                      Since
     for the period ended 12/31/98                         1 year            5 years                Inception
     Institutional Class (Incept. 9/6/96)/1/                5.53              4.46                   4.93

     LB 3 year Muni Index/2/                                5.20              4.90                   4.86

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A Shares, which incepted November 18, 1992.
     2. Lehman Brothers 3 year Municipal Bond Index.

                                                   Tax-Free Funds Prospectus  10

Performance History
--------------------------------------------------------------------------------

    California Tax-Free Fund Institutional Class Calendar Year Returns (%)*

                         1989              10.73
                         1990               6.48
                         1991              11.62
                         1992               9.01
                         1993              12.98
                         1994              -4.32
                         1995              16.39
                         1996               4.03
                         1997               9.17
                         1998               6.87

     Best Qtr.: Q2 '89 * 6.71%    Worst Qtr.: Q1 '94 * -4.06%

     *  The Fund's year-to-date performance through September 30, 1999 was
        -2.20%.

     Average annual total return (%)

     for the period ended 12/31/98                         1 year            5 years                10 years
     Institutional Class (Incept. 12/15/97)/1/              6.87               6.17                   8.14

     LB Muni Index/2/                                       6.54               6.24                   8.22


     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted October 6, 1988.
     2.  Lehman Brothers Municipal Bond Index.

11  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Colorado Tax-Free Fund Institutional Class Calendar Year Returns (%)*

                    1994                -5.93
                    1995                16.99
                    1996                 4.88
                    1997                10.29
                    1998                 6.14


     Best Qtr.: Q1 '95 * 5.75%    Worst Qtr.: Q1 '94 * -5.39%

     *  The Fund's year-to-date performance through September 30, 1999 was
        -3.96%.


     Average annual total return (%)
                                                                                                      Since
     for the period ended 12/31/98                         1 year            5 years                Inception
     Institutional Class (Incept. 8/23/93)/1/               6.14              6.21                     6.75

     LB Muni Index/2/                                       6.54              6.24                     6.78

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A Shares, which incepted June 1, 1993.
     2.  Lehman Brothers Municipal Bond Index.

                                                   Tax-Free Funds Prospectus  12

Performance History
--------------------------------------------------------------------------------
     Minnesota Intermediate Tax-Free Fund Institutional Class Calendar Year Returns (%)*

                         1989                     9.25
                         1990                     6.67
                         1991                     8.80
                         1992                     7.31
                         1993                     9.07
                         1994                    -1.09
                         1995                    13.34
                         1996                     3.80
                         1997                     7.60
                         1998                     5.59

     Best Qtr.: Q1 '95 * 5.19%    Worst Qtr.: Q1 '94 * -3.15%

     *  The Fund's year-to-date performance through September 30, 1999 was
        -1.32%.

     Average annual total return (%)

     for the period ended 12/31/98                         1 year            5 years                  10 years
     Institutional Class (Incept. 10/1/97)/1/               5.59              5.31                      6.75

     LB 10 year Muni Index/2/                               6.76              6.35                      8.33

     1. Performance shown for periods prior to October 1, 1997 reflects the performance of the predecessor common trust fund, adjusted to reflect the fees and expenses of the Institutional Class. The common trust fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance. The common trust fund's inception was September 30, 1976.
     2.  Lehman Brothers 10 year Municipal Bond Index.

13  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Minnesota Tax-free Fund Institutional Class Calendar Year Returns (%)*

     1989      9.37
     1990      6.35
     1991      8.53
     1992      7.55
     1993     11.23
     1994     -5.91
     1995     17.09
     1996      3.78
     1997      9.16
     1998      6.22

     Best Qtr.: Q1 '95 . 6.73%    Worst Qtr.: Q1 '94 . -5.48%

     * The Fund's year-to-date performance through September 30, 1999 was -
     4.01%.

       Average annual total return (%)
       for the period ended 12/31/98             1 year    5 years    10 years
       Institutional Class (Incept. 8/2/93)/1/    6.22      5.80       7.19
       LB Muni Index/2/                           6.54      6.24       8.22

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to the Institutional Class shares, whose inception was January 12, 1988.
     2. Lehman Brothers Municipal Bond Index.

                                                    Tax-Free Funds Prospectus 14

Performance History
--------------------------------------------------------------------------------
     National Limited Term Tax-Free Fund Institutional Class Calendar Year Returns (%)*

     1997      6.58
     1998      5.28

     Best Qtr.: Q3 '98 . 2.27%    Worst Qtr.: Q1 '97 . 0.49%

     * The Fund's year-to-date performance through September 30, 1999 was
       -0.08%.

       Average annual total return (%)
                                                                   Since
       for the period ended 12/31/98                 1 year      Inception
       Institutional Class (Incept. 10/1/96)          5.28         7.63
       LB 3 year Muni Index/1/                        5.20         5.52

     1. Lehman Brothers 3 year Municipal Bond Index.

15 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------
     National Tax-free Fund Institutional Class Calendar Year Returns (%)*

     1990           5.88
     1991           9.41
     1992           7.33
     1993           9.59
     1994          -4.85
     1995          16.74
     1996           4.74
     1997          10.26
     1998           6.54

     Best Qtr.: Q1 '95 . 5.85%    Worst Qtr.: Q1 '94 . -5.59%

     * The Fund's year-to-date performance through September 30, 1999 was
     -3.76%.

        Average annual total return (%)
                                                                        Since
        for the period ended 12/31/98            1 year      5 years   Inception
        Institutional Class (Incept. 8/2/93)/1/   6.54        6.45       7.07
        LB Muni Index/2/                          6.54        6.24       7.86

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to the Institutional Class shares, whose inception was August 1, 1989.
     2. Lehman Brothers Municipal Bond Index.

                                                    Tax-Free Funds Prospectus 16

Performance History
--------------------------------------------------------------------------------

     Oregon Tax-Free Fund Institutional Class Calendar Year Returns (%)*

     1989      8.25
     1990      6.02
     1991     10.57
     1992      8.03
     1993     12.38
     1994     -6.49
     1996     15.84
     1997      3.45
     1998      8.82
               5.51

     Best Qtr.: Q1 '95 . 6.90%    Worst Qtr.: Q1 '94 . -5.31%

     * The Fund's year-to-date performance through September 30, 1999 was
     -3.22%.

        Average annual total return (%)
        for the period ended 12/31/98                1 year   5 years   10 years
        Institutional Class (Incept./10/1/95)/1/      5.51      5.17      7.08
        LB Muni Index/2/                              6.54      6.24      8.22

     1. Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted June 1, 1988.
     2. Lehman Brothers Municipal Bond Index.

17 Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Tax-Free Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES
                                                                                                       All
                                                                                                      Funds
---------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                                   None

Maximum deferred sales charge (load) (as a percentage of the lower of
the Net Asset Value ("NAV") at purchase or the NAV at redemption)                                     None
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------------------------------------------
                                                                         California
                                                    Arizona            Limited Term          California            Colorado
                                                 Tax-Free Fund         Tax-Free Fund        Tax-Free Fund        Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.40%                0.40%                0.40%                0.40%
Distribution (12b-1) Fees                             0.00%                0.00%                0.00%                0.00%
Other Expenses/1/                                     0.79%                0.46%                0.25%                0.37%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.19%                0.86%                0.65%                0.77%
---------------------------------------------------------------------------------------------------------------------------------
Fee Waivers/2/                                        0.59%                0.26%                0.05%                0.17%
---------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                          0.60%                0.60%                0.60%                0.60%
---------------------------------------------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the Advisor, with Board approval, may reduce or eliminate such waivers.

19 Tax-Free Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     Minnesota                                          National
     Intermediate                  Minnesota          Limited Term           National                 Oregon
     Tax-Free Fund               Tax-Free Fund        Tax-Free Fund        Tax-Free Fund          Tax-Free Fund
----------------------------------------------------------------------------------------------------------------------------
        0.40%                        0.40%                 0.40%                0.40%                  0.40%
        0.00%                        0.00%                 0.00%                0.00%                  0.00%
        0.24%                        0.45%                 0.38%                0.30%                  0.47%
----------------------------------------------------------------------------------------------------------------------------
        0.64%                        0.85%                 0.78%                0.70%                  0.87%
----------------------------------------------------------------------------------------------------------------------------
        0.04%                        0.25%                 0.18%                0.10%                  0.27%
----------------------------------------------------------------------------------------------------------------------------
        0.60%                        0.60%                 0.60%                0.60%                  0.60%
----------------------------------------------------------------------------------------------------------------------------

                                                    Tax-Free Funds Prospectus 20

Tax-Free Funds                                               Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

 These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

 You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------
                                  California                                        Minnesota
                 Arizona         Limited Term       California      Colorado       Intermediate
              Tax-Free Fund     Tax-Free Fund     Tax-Free Fund   Tax-Free Fund    Tax-Free Fund
---------------------------------------------------------------------------------------------------
1 YEAR           $   61              $   61             $  61          $  61           $  61
3 YEARS          $  319              $  248             $ 203          $ 229           $ 201
5 YEARS          $  597              $  451             $ 357          $ 411           $ 353
10 YEARS         $1,391              $1,037             $ 806          $ 938           $ 795
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                National
                                Limited
                Minnesota         Term             National          Oregon
              Tax-Free Fund    Tax-Free Fund    Tax-Free Fund    Tax-Free Fund
-----------------------------------------------------------------------------------
1 YEAR           $   61           $  61              $  61            $   61
3 YEARS          $  246           $ 231              $ 214            $  251
5 YEARS          $  447           $ 416              $ 380            $  456
10 YEARS         $1,026           $ 949              $ 861            $1,048
-----------------------------------------------------------------------------------

21 Tax-Free Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------
     Investment Objective And Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

     . what the Fund is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------
     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risk" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                                                    Tax-Free Funds Prospectus 22

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:  Stephen Galiani
     ---------------------------------------------------------------------------
     Investment Objective
     The Arizona Tax-Free Fund seeks current income exempt from federal income tax and Arizona personal income tax.

     ---------------------------------------------------------------------------
     Investment Strategies
     We actively manage a portfolio of municipal securities and we buy municipal securities of any maturity length. The portfolio's dollar-weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from Arizona personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by nationally recognized rating organizations ("NRROs"), and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of current income exempt from federal income tax and Arizona personal income tax.

23 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the Fund's portfolio are located within Arizona. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

     Since we invest heavily in Arizona municipal securities, events in Arizona are likely to affect the Fund's investments. The Arizona economy is based on services, manufacturing, mining, tourism and the military. Adverse conditions affecting these sectors could have a disproportionate impact on Arizona municipal securities.Under its Constitution, Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of Arizona are authorized to issue bonds secured by revenues, and local governments are also authorized to incur indebtedness. The Fund relies on the availability of such securities for investment. We may invest 25% or more of our assets in Arizona municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 24

Arizona Tax-Free Fund                                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                              INSTITUTIONAL CLASS SHARES--
                                                              COMMENCED ON OCTOBER 1, 1995
                                                            ------------------------------------------------------------------
                                                               June 30,     June 30,   March 31,   March 31,   Sept. 30,
For the period ended:                                            1999       1998/1/      1998       1997/2/      1996
                                                            ------------  ----------  -----------  ----------  ---------------

Net asset value, beginning of period                             $10.79      $ 10.78    $ 10.44     $ 10.44       $ 10.71

Income from investment operations:
  Net investment income (loss)                                     0.47         0.12       0.49        0.25          0.49
  Net realized and unrealized gain (loss)
    on investments                                                (0.37)        0.01       0.54        0.00         (0.10)

Total from investment operations                                   0.10         0.13       1.03        0.25          0.39

Less distributions:
  Dividends from net investment income                            (0.47)       (0.12)     (0.49)      (0.25)        (0.49)
  Distributions from net realized gain                            (0.19)        0.00      (0.20)       0.00         (0.17)

Total from distributions                                          (0.66)       (0.12)     (0.69)      (0.25)        (0.66)

Net asset value, end of period                                   $10.23      $ 10.79    $ 10.78     $ 10.44       $ 10.44

Total return (not annualized)/3/                                   0.76%        1.19%      9.99%       2.38%         3.74%

Ratios/supplemental data:
  Net assets, end of period (000s)                               $9,556      $10,995    $12,029     $14,349       $15,577

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                          0.72%        0.68%      0.44%       0.40%         0.48%
  Ratio of net investment income (loss) to
    average net assets                                             4.33%        4.36%      4.52%       4.73%         4.63%

Portfolio turnover                                                   56%          14%       127%         77%           42%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                            1.46%        1.55%      1.55%       1.50%         1.20%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                 3.59%        3.49%      3.41%       3.63%         3.91%
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to June 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ Total returns do not include any sales charges.

25 Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

California Limited Term Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Laura Milner; David Klug

     ---------------------------------------------------------------------------

     Investment Objective
     The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California personal income tax, while preserving capital.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of municipal securities.We buy municipal securities of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from California personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and California personal income tax.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

27 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal securities. In addition, we may invest 25% or more of our assets in California municipal securities that are related in such a way that political, economic or business developments affecting one security would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  28

California Limited Term Tax-Free Fund                       Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING
                                                               INSTITUTIONAL CLASS SHARES--
                                                               COMMENCED ON SEPTEMBER 6, 1996
                                                            ------------------------------------------------------------------
                                                               June 30,     June 30,   March 31,   March 31,   Sept. 30,
For the period ended:                                           1999        1998/1/      1998       1997/2/      1996
                                                            ------------  ----------- ----------- ----------- ----------------
Net asset value, beginning of period                            $10.27      $10.27       $10.11      $10.10     $ 10.06

Income from investment operations:
  Net investment income (loss)                                    0.39        0.10         0.39        0.19        0.02
  Net realized and unrealized gain (loss)
    on investments                                               (0.08)       0.00         0.19        0.01        0.04

Total from investment operations                                  0.31        0.10         0.58        0.20        0.06

Less distributions:
  Dividends from net investment income                           (0.39)      (0.10)       (0.39)      (0.19)      (0.02)
  Distributions from net realized gain                           (0.12)       0.00        (0.03)       0.00        0.00

Total from distributions                                         (0.51)      (0.10)       (0.42)      (0.19)      (0.02)

Net asset value, end of period                                  $10.07      $10.27       $10.27      $10.11     $ 10.10

Total return (not annualized)/3/                                  2.96%       0.94%        5.91%       2.00%       0.60%

Ratios/supplemental data:
  Net assets, end of period (000s)                              $7,633      $7,559       $7,069      $7,061     $10,066

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                         0.70%       0.70%        0.62%       0.60%       0.55%
  Ratio of net investment income (loss) to
    average net assets                                            3.75%       3.77%        3.84%       3.73%       3.06%

Portfolio turnover                                                  68%          2%          88%         14%         48%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                           1.30%       1.40%        1.17%       1.05%       0.92%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                                3.15%       3.07%        3.29%       3.28%       2.69%
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to June 30.
/2/ The Fund changed its fiscal year-end from September 30 to March 31. /3/ Total returns do not include any sales charges.

29   Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

California Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager:           Stephen Galiani

     ---------------------------------------------------------------------------

     Investment Objective
     The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment grade municipal securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of investment grade municipal securities. We buy municipal securities of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from California personal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and California personal income tax.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

31   Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in California municipal securities, events in California are likely to affect the Fund's investments. For example, California exports a significant portion of its economic production to various Pacific rim countries. The current economic crisis in Asia, while recovering, may have a disproportionate impact on California municipal securities. In addition, we may invest 25% or more of our assets in California municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                   Tax-Free Funds Prospectus  32

California Tax-Free Fund                                 Financial Highlights
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL CLASS SHARES--
                                             COMMENCED ON DECEMBER 15, 1997
                                             -----------------------------------

                                                 June 30,    June 30,   Dec. 31,
For the period ended:                             1999        1998/1/     1997
                                             -----------------------------------
Net asset value, beginning of period             $ 11.40    $ 11.35     $ 11.32

Income from investment operations:
  Net investment income (loss)                      0.52       0.26        0.03
  Net realized and unrealized gain (loss)
    on investments                                 (0.22)      0.05        0.03

Total from investment operations                    0.30       0.31        0.06

Less distributions:
  Dividends from net investment income             (0.52)     (0.26)      (0.03)
  Distributions from net realized gain             (0.15)      0.00        0.00

Total from distributions                           (0.67)     (0.26)      (0.03)

Net asset value, end of period                   $ 11.03    $ 11.40     $ 11.35

Total return (not annualized)/2/                    2.46%      2.80%       0.49%

Ratios/supplemental data:
  Net assets, end of period (000s)               $73,625    $82,577     $84,113

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.72%      0.69%       0.63%
  Ratio of net investment income (loss) to
    average net assets                              4.50%      4.69%       4.79%

Portfolio turnover                                    17%        15%         12%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                             1.01%      0.98%       0.92%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                  4.21%      4.40%       4.50%

-------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to June 30. /2/ Total returns do not include sales charges.

33  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Colorado Tax-Free Fund
-------------------------------------------------------------------------------

     Portfolio Managers: William T. Jackson, CFA; Mark Walter

     ---------------------------------------------------------------------------
     Investment Objective
     The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado personal income tax consistent with the preservation of capital.

     ---------------------------------------------------------------------------

     Investment Strategies
     We normally invest substantially all of the Fund's assets in investment grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities, and corporations, and by the territories and possessions of the United States.

     We expect that the Fund's average portfolio maturity normally will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, the Fund's dollar-weighted average maturity could be higher or lower. The Fund emphasizes investments in municipal securities paying interest income rather than maintaining the Fund's stability of NAV.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax and Colorado personal income tax;

     . up to 25% of total assets in securities of related issuers or in securities of any one issuer, except the U.S. Government;

     . invest up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income exempt from federal income tax and Colorado state income taxes consistent with the preservation of capital.

     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Colorado. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

35  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund's investments. The Colorado economy is based on services, communications, transportation, tourism, and manufacturing. Certain obligations of Colorado State and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. In addition, we may invest 25% or more of our assets in Colorado municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 36

Colorado Tax-Free Fund
------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                   INSTITUTIONAL CLASS SHARES--
                                                   COMMENCED ON AUGUST 23, 1993
                                                   -----------------------------

                                                     June 30,     May 31,
For the period ended:                                  1999        1999
                                                   -----------------------------
Net asset value, beginning of period                 $ 10.55     $ 10.69

Income from investment operations:
  Net investment income (loss)                          0.04        0.51
  Net realized and unrealized gain (loss)
    on investments                                     (0.25)      (0.10)

Total from investment operations                       (0.21)       0.41

Less distributions:
  Dividends from net investment income                 (0.04)      (0.51)
  Distributions from net realized gains                 0.00       (0.04)

Total from distributions                               (0.04)      (0.55)

Net asset value, end of period                       $ 10.30     $ 10.55

Total return (not annualized)/1/                       (1.97%)      3.79%

Ratios/supplemental data:
  Net assets,end of period (000s)                    $49,101     $48,926

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets               0.60%       0.60%
  Ratio of net investment income (loss) to average
    net assets                                          4.93%       4.71%

Portfolio turnover                                     10.98%      76.62%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/   1.08%       0.99%

Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed
  expenses (annualized)                                 4.45%       4.32%

--------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

37  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------
          May 31,           May 31,           May 31,           May 31,
           1998              1997              1996              1995
------------------------------------------------------------------------
       $ 10.22              $  9.89          $  9.90            $  9.69


          0.53                 0.54             0.53               0.48

          0.47                 0.33            (0.01)              0.21

          1.00                 0.87             0.52               0.69


         (0.53)               (0.54)           (0.53)             (0.48)
          0.00                 0.00             0.00               0.00

         (0.53)               (0.54)           (0.53)             (0.48)

       $ 10.69              $ 10.22          $  9.89            $  9.90

          9.97%                9.00%            5.35%              7.47%


       $32,342              $25,917          $24,074            $24,539


          0.60%                0.45%            0.30%              0.30%

          5.01%                5.35%            5.30%              5.08%

         69.87%              129.26%          171.41%             47.88%


          1.01%                1.13%            1.13%              1.16%


          4.60%                4.67%            4.47%              4.22%
-------------------------------------------------------------------------

                                                   Tax-Free Funds Prospectus  38

Minnesota Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Patricia Hovanetz, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota personal tax, without assuming undue risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We normally invest substantially all of the Fund's assets in investment grade municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations, and by the territories and possessions of the United States. We invest at least 80% of the Fund's net assets in securities with interest exempt from both federal income taxes and the federal AMT.

     We maintain the Fund's dollar-weighted average maturity normally between 5 and 10 years, but this average will vary depending on anticipated market conditions.

     We emphasize investments in municipal securities paying interest income rather than maintaining the Fund's stability of NAV.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal conditions, we invest:

     . at least 80% of net assets in securities that pay interest exempt from federal income tax and Minnesota personal income tax;

     . up to 25% of total assets in securities of related issuers or in securities of any one issuer, except the U.S. Government;

     . up to 20% of net assets in securities with income subject to federal personal income taxes, including the federal AMT; and

     . up to 25% of total assets in non-investment grade municipal securities. During such periods, the Fund may not achieve its investment objective of a high level of current income without assuming undue risk.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income exempt from federal income tax and Minnesota personal income tax, without assuming undue risk.

39 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Minnesota. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

     Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. The Minnesota economy relies significantly on its agriculture and forestry. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota municipal securities. In addition, we may invest 25% or more of our assets in Minnesota municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     The Fund may invest up to 25% of its total assets in non-investment grade municipal securities, commonly known as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment grade municipal securities with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. These securities generally involve more credit risk.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 40

MInnesota Intermediate Tax-Free Fund                        FinanciaL Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


  FOR A SHARE OUTSTANDING


                                                         INSTITUTIONAL CLASS SHARES--
                                                         COMMENCED ON OCTOBER 1, 1997
                                                       -------------------------------------------------

                                                             JUNE 30,           May 31,       May 31,
                                                              1999               1999          1998
                                                       -------------------------------------------------
  For the period ended:

  Net asset value, beginning of period                      $    9.91         $   10.03     $   10.00

  Income from investment operations:
    Net investment income (loss)                                 0.04              0.49          0.33
    Net realized and unrealized gain (loss)
      on investments                                            (0.16)            (0.09)         0.03

  Total from investment operations                              (0.12)             0.40          0.36

  Less distributions:
    Dividends from net investment income                        (0.04)            (0.49)        (0.33)
    Distributions from net realized gains                        0.00             (0.03)         0.00

  Total from distributions                                      (0.04)            (0.52)        (0.33)

  Net asset value, end of period                             $   9.75          $   9.91      $  10.03

  Total return (not annualized)/1/                              (1.21%)            3.95%         3.61%

  Ratios/supplemental data:
    Net assets, end of period (000s)                         $219,258          $222,953      $209,685

  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                      0.60%             0.60%         0.60%
    Ratio of net investment income (loss)
      to average net assets                                      4.94%             4.84%         5.02%

  Portfolio turnover                                             0.86%            19.54%        15.13%

  Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses (annualized)/2/                                     0.72%             0.68%         0.72%

  Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses (annualized)                         4.82%             4.76%         4.90%
--------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

41 Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Patricia Hovanetz, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota personal tax, without assuming undue risk.

     ---------------------------------------------------------------------------

     Investment Strategies
     We normally invest substantially all of the Fund's assets in investment grade municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities, and corporations, and by the territories and possessions of the United States. We invest at least 80% of the Fund's net assets in securities with interest exempt from both federal income taxes and the federal AMT.

     There are no restrictions on Minnesota Tax-Free Fund's average portfolio maturity. We expect that the Fund's dollar-weighted average maturity normally will be greater than 10 years. The Fund's average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, the Fund's average dollar-weighted average maturity could be higher or lower.

     We emphasize investments in municipal securities paying interest income rather than maintaining the Fund's stability of NAV.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax and Minnesota personal income tax;

     . up to 25% of total assets in securities of related issuers or in securities of any one issuer, except the U.S. Government;

     . up to 20% of net assets in securities with income subject to federal personal income taxes, including the federal AMT; and

     . up to 25% of total assets in non-investment grade municipal securities. During such periods, the Fund may not achieve its investment objective of a high level of current income without assuming undue risk.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of a high level of current income exempt from federal income tax and Minnesota personal income tax without assuming undue risk.

43 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Minnesota. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

     Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund's investments. The Minnesota economy relies significantly on its agriculture and forestry. Adverse conditions affecting these sectors could have a disproportionate impact on Minnesota municipal securities. In addition, we may invest 25% or more of our assets in Minnesota municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     The Fund may invest up to 25% of its total assets in non-investment grade municipal securities, commonly known as "high yield/high risk securities" or "junk bonds," which are considered a more speculative investment than investment grade municipal securities with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. These securities generally involve more credit risk.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                    Tax Free Funds Prospectus 44

Minnesota Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                                    INSTITUTIONAL CLASS SHARES--
                                                    COMMENCED ON AUGUST 2, 1993
                                                    ----------------------------

                                                       June 30,         May 31,
For the period ended:                                   1999             1999
                                                    ----------------------------
Net asset value, beginning of period                $   10.96           $  11.05

Income from investment operations:

  Net investment income (loss)                           0.04               0.52
  Net realized and unrealized gain (loss)
    on investments                                      (0.22)             (0.09)

Total from investment operations                        (0.18)              0.43

Less distributions:
  Dividends from net investment income                  (0.04)             (0.51)
  Distributions from net realized gains                  0.00              (0.01)

Total from distributions                                (0.04)             (0.52)

Net asset value, end of period                      $   10.74           $  10.96

Total return (not annualized)/1/                        (1.63%)             3.96%

Ratios/supplemental data:
  Net assets, end of period (000s)                  $  27,197           $ 27,261

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                0.60%              0.60%
  Ratio of net investment income (loss) to average
    net assets                                           4.69%              4.62%

Portfolio turnover                                       2.32%             24.84%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/    1.11%              1.00%

Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed
  expenses (annualized)                                  4.18%              4.22%
---------------------------------------------------------------------------------


/1/ Total return calculations do not include any sales charges, and would had been lower had certain expenses not been waived or reimbursed during the period shown.

/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

45  Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     May 31,                   May 31,                  May 31,              May 31,
       1998                      1997                     1996                 1995
--------------------------------------------------------------------------------------
     $  10.57                  $  10.30                $  10.45              $ 10.16
         0.53                      0.54                    0.56                 0.53
         0.48                      0.27                   (0.15)                0.29
         1.01                      0.81                    0.41                 0.82
        (0.53)                    (0.54)                  (0.56)               (0.53)
         0.00                      0.00                    0.00                 0.00
        (0.53)                    (0.54)                  (0.56)               (0.53)
     $  11.05                  $  10.57                $  10.30              $ 10.45
         9.71%                     7.98%                   3.97%                8.44%
     $ 20,736                  $ 11,135                $  3,988              $ 1,799
         0.60%                     0.60%                   0.51%                0.48%
         4.84%                     5.12%                   5.24%                5.29%
        68.27%                    96.68%                  77.10%              139.33%
         1.04%                     1.23%                   1.30%                1.58%
         4.40%                     4.49%                   4.45%                4.19%
--------------------------------------------------------------------------------------

                                                    Tax-Free Funds Prospectus 46

National Limited Term Tax-Free Fund
--------------------------------------------------------------------------------


     Portfolio Manager: Patricia Hovanetz, CFA; Mark Walter

     ---------------------------------------------------------------------------

     Investment Objective
     The National Limited Term Tax-Free Fund seeks current income exempt from federal income taxes.

     ---------------------------------------------------------------------------
     Investment Strategies
     We actively manage a diversified portfolio invested substantially in investment grade municipal securities. We invest at least 80% of net assets in municipal securities that pay interest exempt from federal income taxes, including the federal AMT.

     We maintain the dollar-weighted average maturity of the Fund's assets normally between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investment in municipal securities with interest income rather than maintaining stability of the Fund's NAV.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax.

     . up to 20% of net assets in certain investments subject to federal personal income taxes (including the federal AMT); and

     . up to 25% of total assets in securities of issuers located in the same state or in related issuers.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During such periods, the Fund may not achieve its investment objective of current income exempt from federal income taxes.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some income earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

47 Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


FOR A SHARE OUTSTANDING

                                             INSTITUTIONAL SHARES--
                                             COMMENCED ON OCTOBER 1, 1996
                                             --------------------------------------------------
                                                 June 30,     May 31,      May 31,     May 31,
For the period ended:                              1999        1999         1998        1997
                                             --------------------------------------------------
Net asset value,beginning of period              $  10.54    $  10.59     $  10.39   $  10.00

Income from investment operations:
  Net investment income (loss)                       0.04        0.46         0.47       0.31
  Net realized and unrealized gain (loss)
     on investments                                 (0.15)      (0.04)        0.21       0.39

Total from investment operations                    (0.11)       0.42         0.68       0.70

Less distributions:
  Dividends from net investment income              (0.04)      (0.47)       (0.47)     (0.31)
  Distributions from net realized gain               0.00        0.00        (0.01)      0.00

Total from distributions                            (0.04)      (0.47)       (0.48)     (0.31)

Net asset value, end of period                   $  10.39    $  10.54     $  10.59   $  10.39

Total return (not annualized)/1/                    (1.08%)      3.97%        6.70%      6.99%

Ratios/supplemental data:
    Net assets, end of period (000s)             $ 84,419    $ 88,223     $ 54,602   $ 40,990

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets            0.65%       0.65%        0.65%      0.65%
  Ratio of net investment income (loss)
    to average net assets                            4.25%       4.26%        4.47%      4.45%

Portfolio turnover                                  24.38%      40.56%       46.06%     16.39%

Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses (annualized)/2/                        1.12%       1.04%        1.03%      1.27%

Ratio of net investment income (loss) to
  average net assets prior to waived fees
  and reimbursed expenses (annualized)               3.78%       3.87%        4.09%      3.83%
-----------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

                                                    Tax-Free Funds Prospectus 48

National Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager: William T. Jackson, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The National Tax-Free Fund seeks current income exempt from federal income taxes.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio invested primarily in investment grade municipal securities. We invest at least 80% of net assets in municipal securities paying interest exempt from federal income taxes, including the federal AMT.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . up to 20% of net assets in securities with income subject to federal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     The dollar-weighted average maturity of the Fund's assets normally will be between 10 and 20 years, but may vary depending on market conditions. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer maturity security is generally subject to greater interest rate risk and price volatility. We emphasize investments in municipal securities that produce interest income rather than stability of the Fund's NAV.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of current income exempt from federal income taxes.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

49 Tax-Free Funds Propectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.


 FOR A SHARE OUTSTANDING
                                                                          INSTITUTIONAL CLASS SHARES--
                                                                          COMMENCED ON AUGUST 2, 1993
                                                                       -----------------------------------------

                                                                            June 30,     May 31,
 For the period ended:                                                        1999        1999
                                                                       -----------------------------------------
 Net asset value, beginning of period                                       $  10.44    $  10.54

 Income from investment operations:
   Net investment income (loss)                                                 0.04        0.52
   Net realized and unrealized gain (loss)
     on investments                                                            (0.22)      (0.10)

 Total from investment operations                                              (0.18)      (0.42)

 Less distributions:
   Dividends from net investment income                                        (0.04)      (0.51)
   Distributions from net realized gains                                        0.00       (0.01)

 Total from distributions                                                      (0.04)      (0.52)

 Net asset value, end of period                                             $  10.22    $  10.44

 Total return (not annualized)/1/                                              (1.69%)      4.04%

 Ratios/supplemental data:
   Net assets, end of period (000s)                                         $304,170    $311,757

 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                                      0.60%       0.60%
   Ratio of net investment income (loss) to
     average net assets                                                         5.09%       4.83%

 Portfolio turnover                                                            18.07%     105.53%

 Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses (annualized)/2/                                                     0.95%       0.91%

 Ratio of net investment income (loss) to average
   net assets prior to waived fees and
   reimbursed expenses (annualized)                                             4.74%       4.52%
----------------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ During each period, various fees and expenses were waived and reimbursed.
    The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

51 Tax-Free Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 MAY 31,        May 31,        May 31,        May 31,
                  1998           1997           1996           1995
--------------------------------------------------------------------------------
               $  10.06       $   9.78       $   9.82       $  9.60

                   0.53           0.54           0.55          0.55

                   0.48           0.28          (0.04)         0.22

                   1.01           0.82           0.51          0.77

                  (0.53)         (0.54)         (0.55)        (0.55)

                   0.00           0.00           0.00          0.00

                  (0.53)         (0.54)         (0.55)        (0.55)

               $  10.54       $  10.06       $   9.78       $  9.82

                  10.22%          8.54%          5.29%         8.42%

               $286,734       $259,861       $276,159       $94,454

                   0.60%          0.50%          0.32%         0.60%

                   5.09%          5.40%          5.57%         5.84%

                 142.81%        152.33%        126.20%       130.90%

                   0.92%          1.03%          1.06%         1.05%

                   4.77%          4.87%          4.83%         5.39%
--------------------------------------------------------------------------------

                                                    Tax-Free Funds Prospectus 52

Oregon Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Stephen Galiani

     ---------------------------------------------------------------------------

     Investment Objective
     The Oregon Tax-Free Fund seeks a high level of current income exempt from federal income tax and Oregon personal income tax.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a portfolio of investment grade municipal securities and we buy municipal securities of any maturity length. The portfolio's dollar-weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     . at least 80% of net assets in municipal securities that pay interest exempt from federal income tax;

     . at least 65% of total assets in municipal securities that pay interest exempt from Oregon personal income tax;

     . up to 20% of net assets in securities with income subject to federal personal income taxes, including the federal AMT; and

     . in municipal securities rated in the four highest credit categories by NRROs, and in unrated securities deemed by the Advisor to be of comparable quality.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During such periods, the Fund may not achieve its investment objective of a high level of current income exempt from federal income tax and Oregon personal income tax.

53 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio.

     Since we invest heavily in Oregon municipal securities, events in Oregon are likely to affect the fund's investments. Oregon does not have a sales tax, and State tax revenues, derived principally from corporate and personal income taxes, are particularly sensitive to economic recessions. In addition, we may invest 25% or more of our assets in Oregon municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

     Municipal securities rely on the creditworthiness or revenue production of their issuers. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce the portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

     Although we strive to invest in municipal securities and other securities with interest that is exempt from federal personal income taxes, including the federal AMT, some interest earned by Fund investments may be subject to such taxes.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 58; and the specific risks listed here. They are all important to your investment choice.

                                                    Tax-Free Funds Prospectus 54

Oregon Tax-Free Fund                                        Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information subsequent to September 30, 1995 which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING
                                                         Institutional Class Shares--
                                                         Commenced on October 1, 1995
                                                         ---------------------------------------------------------
                                                         June 30,     June 30,   March 31,   March 31,   Sept. 30,
For the period ended:                                     1999         1998/2/    1998         1997/3/    1996
                                                         ---------------------------------------------------------
Net asset value, beginning of period                     $  16.82    $ 16.81     $ 16.28     $ 16.42    $ 16.38

Income from investment operations:
  Net investment income (loss)                               0.76       0.19        0.79        0.39       0.72
  Net realized and unrealized gain (loss)
    on investments                                          (0.47)      0.01        0.82       (0.11)      0.04

Total from investment operations                             0.29       0.20        1.61        0.28       0.76

Less distributions:
  Dividends from net investment income                      (0.76)     (0.19)      (0.79)      (0.39)     (0.72)
  Distributions from net realized gain                      (0.25)      0.00       (0.29)      (0.03)      0.00

Total from distributions                                    (1.01)     (0.19)      (1.08)      (0.42)     (0.72)

Net asset value, end of period                           $  16.10    $ 16.82     $ 16.81     $ 16.28    $ 16.42

Total return (not annualized)/1/                             1.62%      1.18%      10.08%       1.69%      5.13%

Ratios/supplemental data:
  Net assets, end of period (000s)                       $  5,903    $ 7,314     $ 7,635     $ 8,175    $ 8,512

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                    0.62%      0.62%       0.43%       0.40%      0.63%
  Ratio of net investment income (loss) to
    average net assets                                       4.49%      4.46%       4.72%       4.72%      4.41%

Portfolio turnover                                             54%        24%         82%         90%        27%

Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses (annualized)                                      1.32%      1.26%       1.27%       1.24%      0.93%

Ratio of net investment income (loss) to average
  net assets prior to waived fees and
  reimbursed expenses (annualized)                           3.79%      3.82%       3.88%       3.88%      4.11%
------------------------------------------------------------------------------------------------------------------

/1/  Total returns do not include any sales charges.
/2/  The Fund changed its fiscal year-end from March 31 to June 30.
/3/  The Fund changed its fiscal year-end from September 30 to March 31.

55  Tax-Free Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility. Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund may continue to hold debt-instruments that cease to be rated by a NRRO or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment grade bonds.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

57 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Extension Risk--The risk that an interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue, especially foreign entities, which may be less prepared for Year 2000. The extent of such impact cannot be predicted.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                   Tax-Free Funds Prospectus  58

Investment Practice/Risk
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                          CALI-                  MINNE-          NAT-
                                                                          FORNIA                 SOTA            IONAL
                                                                    ARI-  LIMITED CALI-   COLO-  INTER-  MINNE-  LIMITED NAT-  ORE-
                                                                    ZONA  TERM    FORNIA  RADO   MEDIATE SOTA    TERM    IONAL GON
                                                                    TAX-  TAX-    TAX-    TAX-   TAX-    TAX-    TAX-    TAX-  TAX-
                                                                    FREE  FREE    FREE    FREE   FREE    FREE    FREE    FREE  FREE
INVESTMENT PRACTICE                             RISK
Borrowing Policies
The ability to borrow from banks for            Leverage Risk        .      .      .       .       .       .       .       .     .
temporary purposes to meet shareholder
redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are        Interest Rate and
adjusted either on a schedule or when an        Credit Risk          .      .      .       .       .       .       .       .     .
index or benchmark changes.

Forward Commitment, When-issued and
Delayed Delivery Transactions                   Interest Rate,
Securities bought or sold for delivery at a     Leverage, Credit
later date or bought or sold for a fixed        and Experience
price at a fixed date.                          Risk                 .      .      .       .       .       .       .       .     .

High Yield Securities
Debt securities of lower quality that
produce generally higher rates of return.       Interest Rate and
These securities, also known as "junk bonds,"   Credit Risk                                        .       .
tend to be more sensitive to economic
conditions and during sustained periods of
rising interest rates, may experience
interest and/or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or      Liquidity Risk       .      .      .       .       .       .       .       .     .
cannot be readily sold without negatively
affecting its fair price. Limited to 15%
of total assets.

Loans of Portfolio Securities
The practice of loaning securities to
brokers, dealers and financial institutions     Credit, Counter-
to increase return on those securities.         Party and Leverage
Loans may be made up to Investment Company      Risk                 .      .      .       .       .       .       .       .     .
Act of 1940 limits (currently one third
of total assets including the value of
collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional   Interest Rate,
interests in pools of consumer loans, such as   Credit,
mortgage loans, car loans, credit card debt,    Prepayment and       .      .      .       .       .       .       .       .     .
or receivables held in trust.                   Experience Risk

59  Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

                                                                          CALI-                  MINNE-          NAT-
                                                                          FORNIA                 SOTA            IONAL
                                                                    ARI-  LIMITED CALI-   COLO-  INTER-  MINNE-  LIMITED NAT-  ORE
                                                                    ZONA  TERM    FORNIA  RADO   MEDIATE SOTA    TERM    IONAL GON
                                                                    TAX-  TAX-    TAX-    TAX-   TAX-    TAX-    TAX-    TAX-  TAX-
                                                                    FREE  FREE    FREE    FREE   FREE    FREE    FREE    FREE  FREE
INVESTMENT PRACTICE                             RISK
Other Mutual Funds
The temporary investment in shares of another
mutual fund. A pro rata portion of the          Market Risk          .      .      .       .       .       .       .       .     .
other fund's expenses, in addition to the
expenses paid by the Funds, will be borne by
Fund shareholders.

Private Activity Bonds
Bonds that pay interest subject to the          Interest Rate,
federal alternative minimum tax. Limited        Credit and
to 20% of net assets.                           Experience Risk      .      .      .       .       .       .       .       .     .

Repurchase Agreements
A transaction in which the seller of a          Credit and
security agrees to buy back a security at       Counter-Party Risk   .      .      .       .       .       .       .       .     .
an agreed upon time and price, usually with
interest.

                                                   Tax-Free Funds Prospectus  60

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust ("the Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of one or more corresponding Funds of Stagecoach or Norwest Advantage Funds. The performance and financial statement history of each Fund's designated predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach and Norwest Advantage Funds. The Table on page 69 identifies the Stagecoach or Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders, it may make a change in one of these companies.

                               BOARD OF TRUSTEES

                       Supervises the Funds' activities
------------------------------------------------------------------------------
   INVESTMENT ADVISOR                             CUSTODIAN

Wells Fargo Bank, N.A.                  Norwest Bank Minnesota, N.A
525 Market St., San Francisco, CA       6th & Marquette, Minneapolis, MN

Manages the Funds' investment           Provides safekeeping for the
activities                              Funds' assets
-------------------------------------------------------------------------------

                            INVESTMENT SUB-ADVISOR

                     Wells Capital Management Incorporated
                               525 Market Street
                               San Francisco, CA
                   Manages the Funds' investment activities
-------------------------------------------------------------------------------

                                                                             SHAREHOLDER
                                                   TRANSFER                   SERVICING
 DISTRIBUTOR           ADMINISTRATOR                AGENTS                     AGENTS
Stephens Inc.      Wells Fargo  Bank, N.A.    Boston Financial Data        Various Agents
111 Center St.     525 Market St.             Services, Inc.
Little Rock, AR    San Francisco, CA          Two Heritage Dr.
                                              Quincy, MA

Markets the Funds   Manages the               Maintains records            Provide
and distributes     Funds' business           of shares and                services to
Fund shares         activities                supervises the payment       customers
                                              of dividends
-------------------------------------------------------------------------------

                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS

     Advise current and prospective shareholders on their Fund investments
-------------------------------------------------------------------------------

                                 SHAREHOLDERS



61 Tax-Free Funds Prospectus

--------------------------------------------------------------------------------

      In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

      The Investment Advisor
      Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive 0.40% of each Fund's average annual net assets of each Fund.

      The Investment Sub-Advisor
      Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, N.A., is the sub-advisor for each of the Funds. As of June 30, 1999, WCM provided investment advice for assets in excess of $42 billion.

      The Administrator
      Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to Funds Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

      The Transfer Agent
      Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                    Tax-Free Funds Prospectus 62

Your Account
--------------------------------------------------------------------------------
      This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

      Pricing Fund Shares
      . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

      . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

      . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

      . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

      Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your customer account agreement for the rules governing your investment.

      Minimum Investments:
      Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

63 Tax-Free Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

      You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

      . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

      . Institutions are usually the holders of record for Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

      . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

      . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

      . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.
                                                    Tax-Free Funds Prospectus 64

Your Account                                                  How To Sell Shares
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

      GENERAL NOTES FOR SELLING SHARES

      . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

      . Redemption proceeds are usually wired to the redeeming Institution the following business day.

      . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

      . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

      . Generally, we pay redemption requests in cash, unless the redemption requests is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.

65 Tax-Free Funds Prospectus

                                                          How To Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges only between like share classes of non-money market funds and the Service Class shares of money market Funds.

     Contact your account representative for further details.

                                                   Tax-Free Funds Prospectus  66

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions
     The Funds in this Prospectus pay any dividends monthly and make any capital gains distributions at least annually.

     Contact your Institution for distribution options.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from the Funds attributable to their net interest income from tax-exempt securities will not be subject to federal income tax. Dividends distributed from these and the other Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short-term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

67  Tax-Free Funds Prospectus

Table of Predecessors
-------------------------------------------------------------------------------

     The Funds described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Fund is an accounting survivor of a former Stagecoach Funds, Inc. or Norwest Advantage Funds fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

          Wells Fargo Funds Trust                Predecessor Fund

          Arizona Tax-Free                       Stagecoach Arizona Tax-Free

          California Limited Term Tax-Free       Stagecoach California Tax-Free Income

          California Tax-Free                    Stagecoach California Tax-Free Bond

          Colorado Tax-Free                      Norwest Advantage Colorado Tax-Free

          Minnesota Intermediate Tax-Free        Norwest Advantage Minnesota
                                                 Intermediate Tax-Free

          Minnesota Tax-Free                     Norwest Advantage Minnesota Tax-Free

          National Limited Term Tax-Free         Norwest Advantage Limited Term Tax-Free

          National Tax-Free                      Norwest Advantage Tax-Free Income

          Oregon Tax-Free                        Stagecoach Oregon Tax-Free

                                                   Tax-Free Funds Prospectus  68

Portfolio Managers
-------------------------------------------------------------------------------

     Stephen Galiani
     Arizona Tax-Free Fund and its predecessor since 1997
     California Tax-Free Fund and its predecessor since 1999
     Oregon Tax-Free Fund and its predecessor since 1997
     Mr. Galiani joined WCM in 1997 and is the firm's Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to WCM, he served as Director of Fixed-Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani received a BA in English from Manhattan College and a MBA from Boston University.

     Patricia D. Hovanetz, CFA
     Minnesota Intermediate Tax-Free Fund and its predecessor since 1997 Minnesota Tax-Free Fund and its predecessor since 1991
     National Limited Term Tax-Free Fund and its predecessor since 1999
     Ms. Hovanetz joined WCM in 1998 as a Principal with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Director of Tax-Exempt Fixed-Income at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999.
     Ms. Hovanetz has over 30 years experience in the municipal bond industry and manages over $300 million in municipal bond assets for the Wells Fargo Funds. She also manages other national tax-exempt assets for institutional accounts and has been a portfolio manager at NIM since 1988. Ms. Hovanetz attended St. Cloud State College and the University of Minnesota.

     William T. Jackson, CFA
     Colorado Tax-Free Fund and its predecessor since 1996
     National Tax-Free Fund and its predecessor since 1993
     Mr. Jackson joined WCM in 1998 as a Managing Director of Tax-Exempt Fixed-Income and simultaneously held this position at NIM since 1993 until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Jackson manages the tax-exempt fixed-income style. Mr. Jackson obtained a BA in Geology from Colgate University.

     Laura Milner
     California Limited Term Tax-Free Fund and its predecessor since 1992
     Ms. Milner joined WCM in 1997 as a Portfolio Manager. Ms. Milner currently manages both long-and short-term duration portfolios on the Tax-Exempt Fixed-Income Team. She has 17 years of investment experience that includes a position as a Portfolio Manager for Wells Fargo Bank from 1988 to 1997, where she specialized in short- and long-duration portfolios. Ms. Milner attended the University of Minnesota and is a member of the National Federation of Municipal Analysts.

     Mark Walter
     Colorado Tax-Free Fund since 1999
     National Limited Term Tax-Free Fund since 1999
     Mr. Walter jointed WCM in 1999 as a Portfolio Manager with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of Assistant Portfolio Manager at NIM (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. Prior to WCM, he worked as an Investment Consultant for Kirkpatrick, Petris, a brokerage firm that is a wholly owned subsidiary of the Mutual of Omaha. In his capacity as an Investment Consultant, Mr. Walter sold and traded taxable and tax-exempt fixed-income securities to institutional clients. Mr. Walter received a BS in Finance from the University of Colorado at Boulder in 1996.

69  Tax-Free Funds Prospectus

Glossary
-------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade
Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Diversified
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Duration
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

                                                   Tax-Free Funds Prospectus  70

Glossary
-------------------------------------------------------------------------------

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Institution
     An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Municipal Securities
     Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

     Nationally Recognized Rating Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

71  Tax-Free Funds Prospectus

-------------------------------------------------------------------------------

Public Offering Price ("POP")
The NAV with the sales load added.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Total Return
The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

                                                    Tax-Free Funds Prospectus 72

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

Funds listed in this prospectus are only available in the states where they are registered.

    P015
 ICA Reg. No.
                         -------------------------------------------------
  811-09253              NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                         -------------------------------------------------

                                                                           WELLS
                                                                           FARGO

WELLS FARGO WEALTHBUILDER
PORTFOLIOS PROSPECTUS

November 8, 1999

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

Federal law requires us to update this Prospectus annually. Federal law does not allow us to satisfy Prospectus delivery requirements by sending one Prospectus for all accounts and people within a household. Therefore, if you own the same Fund in more than one account or if several people in your household own the same Fund, you will receive multiple Prospectuses.

These securities have not been approved or disapproved by the U.S.Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representations to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Wells Fargo WealthBuilder
Growth Portfolio

Wells Fargo WealthBuilder
Growth Balanced Portfolio

Wells Fargo WealthBuilder
Growth and Income Portfolio

                          [INTENTIONALLY LEFT BLANK]

Table of Contents
--------------------------------------------------------------------------------
Overview                            Objectives and Principal Strategies       4

This section contains important     Summary of Important Risks                6
summary information about the       Performance History                       8
Portfolios.
                                    Summary of Expenses                      12
                                    Key Information                          14
-------------------------------------------------------------------------------
The Portfolios                      Growth Portfolio                         16

This section contains important     Growth Balanced Portfolio                18
information about the individual    Growth and Income Portfolio              22
Portfolios.
                                    The Underlying Funds                     24
                                    General Investment Risks                 26
                                    Organization and Management
                                      of the Portfolios                      30
-------------------------------------------------------------------------------
Your Investment                     Your Account                             32

Turn to this section for              How to Buy Shares                      34
information on how to open an         How to Sell Shares                     36
account and how to buy, sell and      Exchanges                              38
exchange Portfolio shares.
-------------------------------------------------------------------------------
Reference                           Additional Services and
                                      Other Information                      39
Look here for additional
information and term                Table of Predecessors                    41
definitions.                        Portfolio Management                     42
                                    Glossary                                 43

Wells Fargo WealthBuilder Portfolios Overview
--------------------------------------------------------------------------------
See the individual Portfolio descriptions in this Prospectus for further details.

  PORTFOLIO                        OBJECTIVE


                                   The Portfolio seeks long-term capital
  Growth Portfolio                 appreciation with no emphasis on income.



  Growth Balanced Portfolio        The Portfolio seeks a balance of capital
                                   appreciation and income.



                                   The Portfolio seeks long-term capital
  Growth and Income Portfolio      appreciation with a secondary emphasis on
                                   income.

4  Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

  PRINCIPAL STRATEGY

  The Growth Portfolio blends equity mutual funds with diverse investment styles. Included are: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

  The Portfolio's diversification helps to moderate volatility by limiting the effect of one style that is under-performing, while increasing the likelihood of participation when one style is out-performing through the active asset allocation approach. The Portfolio seeks to achieve its objective by allocating its assets among equity styles through a number of affiliated and non-affiliated funds.

  The Growth Balanced Portfolio is a highly diversified investment, consisting of both equity and fixed-income (bond) mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

  The equity holdings are diversified across many investment styles, including large company growth, large company value, small company, and international. The bond holdings are also diversified across a wide range of income producing securities, including U.S. Government bonds, corporate bonds, below investment grade bonds and foreign issues. The Portfolio's diversification helps to moderate volatility by limiting the effect of one asset class that is under-performing, while increasing the likelihood of participation when one asset class is out-performing through an active stock/bond asset allocation approach. The Portfolio seeks to achieve its objective by allocating its assets across asset classes of stocks and bonds through a number of affiliated and non-affiliated funds.

  The Growth and Income Portfolio is a diversified equity investment. It holds mutual funds that employ different and complementary investment styles to provide potential for both growth and income. Included are: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

  The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is under-performing, while also increasing the likelihood of participation when one style is out-performing. The Portfolio seeks to achieve its objective by allocating its assets among equity styles through a number of affiliated and non-affiliated funds.

                              Wells Fargo WealthBuilder Portfolios Prospectus  5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Portfolios described in this Prospectus, and important risks that relate specifically to particular Portfolios. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Portfolios Descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 26; and

 . in the Funds' Statement of Additional Information.

An investment in a Portfolio is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

The risks associated with each Portfolio is the risk related to each underlying investment company or fund (the "Underlying Fund") in which the Portfolio invests. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, which will be discussed in this Prospectus. References in this Prospectus to the investment activities of the Portfolios also refers to the Underlying Funds in which it invests.

  COMMON RISKS FOR THE PORTFOLIOS

  The Portfolios seek to reduce the risk of your investment by diversifying among funds that invest in stocks and bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and bonds, as well as the risk of investing in a particular Underlying Fund, such as risks related to the particular investment management style. There is also a risk that the underlying funds may under-perform other similarly managed funds and there can be no assurance that any mutual fund will achieve its objective.

  Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests.

6  Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

  PORTFOLIO-SPECIFIC RISKS

  Equity Securities
  The Portfolios invest in certain Underlying Funds which in turn invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for an Underlying Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Underlying Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. An Underlying Fund's investments in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

  Debt Securities
  The Growth Balanced Portfolio invests in certain Underlying Funds which in turn invest some of their assets in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in an Underlying Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in an Underlying Fund, unless they have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

  We may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions,interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

                           Wells Fargo WealthBuilder Portfolios Prospectus  7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Portfolio has performed and illustrates the variability of a Portfolio's returns over time. Each Portfolio's average annual returns for one year and since inception are compared to the performance of an appropriate broad-based index (or indexes).

     Please remember that past performance is no guarantee of future results.

     Wells Fargo WealthBuilder Growth Portfolio Calendar Year Returns (%)*

                            1998

                            21.00

     Best Qtr.: Q4 '98 . 23.73%    Worst Qtr.: Q3 '98 . -13.49%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 5.15%.

        Average annual total return (%)/1/
                                                                       Since
        for the period ended 12/31/98                     1 year     Inception

        Growth Portfolio (Incept. 10/1/97)                 19.19         14.86

        S&P 500 Index/2/                                   28.58         25.09

     1. Returns reflect applicable sales charges.
     2. S&P 500 is a registered trademark of Standard & Poor's.

8  Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Wells Fargo WealthBuilder Growth Balanced Portfolio Calendar Year Returns (%)*

                                    1998

                                    15.21

     Best Qtr.: Q4 '98 . 17.55%                Worst Qtr.: Q3 '98 . -9.73%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 3.31%.

        Average annual total return (%)/1/
                                                                      Since
        for the period ended 12/31/98                     1 year    Inception

        Growth Balanced Portfolio (Incept. 10/1/97)        13.48      11.21

        S&P 500 Index/2/                                   28.58      25.09

        LB Gov't./Corp.Bond Index/3/                        9.47      10.26

     1. Returns reflect applicable sales charges.
     2. S&P 500 is a registered trademark of Standard & Poor's.
     3. Lehman Brothers Government/Corporate Bond Index.

                             Wells Fargo WealthBuilder Portfolios Prospectus  9

Performance History
--------------------------------------------------------------------------------

     Wells Fargo WealthBuilder Growth and Income Portfolio Calendar Year Returns (%)*

                                     1998

                                     14.68

     Best Qtr.: Q4 '98 . 20.03%              Worst Qtr.: Q3 '98 . -15.12%

     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through September 30, 1999 was 6.54%.

       Average annual total return (%)/1/
                                                                         Since
       for the period ended 12/31/98                       1 year      Inception

       Growth and Income Portfolio (Incept. 10/1/97)         12.96        9.14

       S&P 500 Index/2/                                      28.58       25.09

    1. Returns reflect applicable sales charges.
    2. S&P 500 is a registered trademark of Standard & Poor's.

10  Well Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Portfolios
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Portfolio. These tables do not reflect charges that may be imposed in connection with an account through which you hold Portfolio shares.

SHAREHOLDER FEES

--------------------------------------------------------------------------------
                                                                 All Portfolios
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                         1.50%

Maximum deferred sales charge (load) (as a percentage
of the lower of the Net Asset Value ("NAV") at purchase
or the NAV at redemption)                                             None
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

------------------------------------------------------------------------------------------
                                                        Growth Balanced  Growth and Income
                                       Growth Portfolio     Portfolio        Portfolio
------------------------------------------------------------------------------------------
Management Fees                              0.35%            0.35%             0.35%
Distribution (12b-1) Fees                    0.75%            0.75%             0.75%
Other Expenses/1/                            0.74%            0.57%             0.79%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.84%            1.67%             1.89%
------------------------------------------------------------------------------------------
Fee Waivers/2/                               0.59%            0.42%             0.64%
------------------------------------------------------------------------------------------
NET EXPENSES/3/                              1.25%            1.25%             1.25%
------------------------------------------------------------------------------------------

/1/ Other expenses are based on estimated amounts for the current fiscal year. /2/ Fee waivers are contractual and apply for one year from the closing date of the reorganization. After this time, the advisor, with Board approval, may reduce or eliminate such waivers.
/3/ These expense ratios do not include expenses from non-affiliated funds.

12  Wells Fargo WealthBuilder Portfolios Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                   Growth Balanced  Growth and Income
                 Growth Portfolio      Portfolio         Portfolio
--------------------------------------------------------------------------------
1  YEAR              $  275             $  275            $  275
3  YEARS             $  663             $  628            $  674
5  YEARS             $1,076             $1,005            $1,097
10 YEARS             $2,229             $2,062            $2,227
--------------------------------------------------------------------------------


                             Wells Fargo WealthBuilder Portfolios Prospectus  13

Key Information
--------------------------------------------------------------------------------

     Wells Fargo WealthBuilder Portfolios
     Growth Balanced Portfolio, Growth and Income Portfolio, and Growth Portfolio (each,a "Portfolio" and collectively, the "Portfolios") are separate investment portfolios designed to offer you access to professionally managed mutual funds from well-known fund groups. Each Portfolio seeks to achieve its objective by allocating its assets across asset classes of stocks and bonds through a number of affiliated and unaffiliated funds ("Underlying Funds"). Each Underlying Fund invests its assets pursuant to a different investment objective and a different investment style. Each Portfolio holds an investment portfolio of stock funds, for growth potential, and bond funds, for income production, decreased volatility and increased price stability. The Portfolios' investment adviser may select from a wide range of mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among equity and bond investment styles. In addition to its own expenses, each Portfolio bears a pro rata portion of the expenses of the Underlying Funds in which it invests. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the mutual funds in which the Portfolio invests. The Portfolios are diversified series of Wells Fargo Funds (the "Trust"), an open-end, management investment company.

     ---------------------------------------------------------------------------

     Asset Allocation Strategy
     The advisor allocates each Portfolio's investments among Underlying Funds in accordance with its investment objective that represent a broad spectrum of investment options. As a result of appreciation or depreciation, changes in market factors or otherwise, the percentage of a Portfolio's assets invest in various Underlying Funds will vary. The advisor uses various analytical techniques, including quantitative techniques, valuation formulas, and optimization procedures to assess the relative attractiveness of stocks and bonds. The advisor rebalances a Portfolio when the Portfolio's assets allocation deviates by five percent from the target allocation.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Portfolio:
     The summary information on the previous pages is designed to provide you with an overview of each Portfolio. The sections that follow provide more detailed information about the investments and management of each Portfolio.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Portfolio tell you:

     . what the Portfolio is trying to achieve;

     . how we intend to invest your money; and

     . what makes a Portfolio different from the other Portfolios offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Portfolio's key permitted investments and practices.

14  Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Portfolio, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.

                             Wells Fargo WealthBuilder Portfolios Prospectus  15

Wells Fargo WealthBuilder Growth Portfolio
--------------------------------------------------------------------------------

     Portfolio Manager: Galen Blomster, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     Wells Fargo Growth Portfolio seeks long-term capital appreciation with no emphasis on income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Portfolio seeks to meet its investment objective by allocating among stock funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds.

     The Growth Portfolio blends equity mutual funds with diverse investment styles. Included are: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater return potential; small company stocks--for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

     The Portfolio's diversification helps to moderate volatility by limiting the effect of one style that is under-performing, while increasing the likelihood of participation when one style is out-performing through the active asset allocation approach. The Portfolio seeks to achieve its objective by allocating its assets among equity styles through a number of affiliated and non-affiliated funds.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     .    100% of our assets in stock funds.

     ---------------------------------------------------------------------------

     Portfolio Asset Allocation
     The Portfolio uses a proprietary investment strategy called the Tactical Equity Allocation Model that seeks to enhance performance by shifting assets between equity styles according to market conditions.

     Potential Asset Allocation Ranges:
                                          Neutral Position     Investment Range
          Large Company Stocks                  49%                20 - 86%
          Small Company Stocks                  21%                 0 - 50%
          International Stocks                  30%                 5 - 55%

     Asset Allocation as of September 30, 1999:
          Large Company Growth Style            67%
          Large Company Value Style             17%
          Small Company Style                    7%
          International Style                    9%

          TOTAL FUND ASSETS                    100%

     ---------------------------------------------------------------------------

     Important Risk Factors

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 26. They are all important to your investment choice.

16   Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                  PORTFOLIO COMMENCED
                                                                  OCTOBER 1, 1997
                                                                 -------------------------------------
                                                                       May 31,              May 31,
                                                                        1999                 1998
                                                                 -------------------------------------
For the period ended:

Net asset value, beginning of period                                  $ 11.01              $10.00

Income from investment operations:
  Net investment income (loss)                                          (0.07)              (0.01)
  Net realized and unrealized gain (loss)
    on investments                                                       1.71                1.03

Total from investment operations                                         1.64                1.02

Less distributions:
  Dividends from net investment income                                   0.00               (0.01)
  Distributions from net realized gain                                  (0.02)               0.00

Total from distributions                                                (0.02)              (0.01)

Net asset value, end of period                                        $ 12.63              $11.01

Total return (not annualized)/1/                                        14.94%              10.17%

Ratios/supplemental data:
  Net assets, end of period (000s)                                    $12,942              $5,695

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                             1.25%               1.25%
  Ratio of net investment income (loss) to
    average net assets                                                  (0.84%)             (0.50%)

Portfolio turnover                                                      31.21%              15.60%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/                    2.00%               3.32%

Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed                            (1.59%)             (2.57%)
  expenses (annualized)
------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include sales charges. Total return would have been lower had certain expenses not been reimbursed or waived during the period shown.
/2/ These ratios do not include expenses from non-affiliated funds.

                        Wells Fargo WealthBuilder Growth Balanced Portfolio   17

Wells Fargo WealthBuilder Growth Balanced Portfolio
--------------------------------------------------------------------------------

     Portfolio Manager: Galen Blomster, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     Wells Fargo Growth Balanced Portfolio seeks a balance of capital appreciation and current income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Portfolio seeks to meet its investment objective by allocating among stock funds and bond funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds.

     The Growth Balanced Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds help to decrease risk and provide income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

     The stock holdings are diversified across many investment styles, including large company growth, large company value, small company, and international. The bond holdings are also diversified across a wide range of income producing securities, including U.S. Government bonds, corporate bonds, below investment grade bonds and foreign issues. The Portfolio's diversification helps to moderate volatility by limiting the effect of one asset class that is under-performing while increasing the likelihood of participation when one asset class is out-performing through an active stock/bond asset allocation approach. The Portfolio seeks to achieve its objective by allocating its assets across asset classes of stocks and bonds through a number of affiliated and non-affiliated funds.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:

     .    at least 50% of our assets in stock funds; and

     .    at least 25% of our assets in bond funds.

     ---------------------------------------------------------------------------

     Portfolio Asset Allocation
     The Portfolio uses a proprietary investment strategy called the Tactical Asset Allocation Model that seeks to enhance performance by shifting assets between stocks and bonds when market conditions reveal opportunities.

     Potential Asset Allocation Ranges:
                                        Neutral Position      Investment Range
          Stock Funds                          65%                 45 - 85%
          Bonds Funds                          35%                 15 - 55%

18   Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Asset Allocation as of September 30, 1999:
          Stock Fund Styles:                                  66%
               Large Company Growth Style                             20%
               Large Company Value Style                              20%
               Small Company Style                                    13%
               International Style                                    13%
          Bond Fund Styles:                                   34%
               U.S. Treasury, Government, Agency and
                  Mortgage-Related Securities                         12%
               Investment Grade Corporate Bonds                       12%
               High-Yield Corporate Bonds                              5%
               International Obligations                               5%

          TOTAL FUND ASSETS                                  100%
     ---------------------------------------------------------------------------

     Important Risk Factors

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 26. They are all important to your investment choice.

                             Wells Fargo WealthBuilder Portfolio Prospectus   19

Wells Fargo WealthBuilder Growth Balanced Portfolio    Financial Highlights
---------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                     PORTFOLIO COMMENCED
                                                                     ON OCTOBER 1, 1997
                                                                   -----------------------------

                                                                         May 31,         May 31,
                                                                          1999            1998
For the period ended:
                                                                   -----------------------------
Net asset value, beginning of period                                     $ 10.80          $10.00

Income from investment operations:
  Net investment income (loss)                                              0.10            0.07
  Net realized and unrealized gain (loss)
    on investments                                                          1.01            0.76

Total from investment operations                                            1.11            0.83

Less distributions:
  Dividends from net investment income                                     (0.07)          (0.03)
  Distributions from net realized gain                                     (0.01)           0.00

Total from distributions                                                   (0.08)          (0.03)

Net asset value, end of period                                           $ 11.83          $10.80

Total return (not annualized)/1/                                           10.26%           8.35%

Ratios/supplemental data:
  Net assets, end of period (000s)                                       $23,336          $9,300

Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                                1.25%           1.25%
  Ratio of net investment income (loss) to
   average net assets                                                       1.28%           0.02%

Portfolio turnover                                                         59.17%          20.20%

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses (annualized)/2/                       1.85%           2.64%

Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed                                0.68%          (1.37%)
  expenses (annualized)
------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include sales charges. Total return would have been lower had certain expenses not been reimbursed or waived during the period shown.
/2/ These ratios do not include expenses from non-affiliated funds.

20  Wells Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Wells Fargo WealthBuilder Growth and Income Portfolio
--------------------------------------------------------------------------

     Portfolio Manager: Galen Blomster, CFA

     ---------------------------------------------------------------------

     Investment Objective
     Wells Fargo Growth and Income Portfolio seeks long-term capital appreciation with a secondary emphasis on income

     ----------------------------------------------------------------------

     Investment Strategies
     The Portfolio seeks to meet its investment objective by allocating among stock funds. Certain research indicates that the greatest impact on investment returns may be due to the asset allocation decision (the mix of stocks, bonds and cash-equivalents) rather than market timing or the selection of individual stocks and bonds.

     The Growth and Income Portfolio is a diversified equity investment. It holds mutual funds that employ different and complementary investment styles to provide potential for both growth and income. Included are: large company growth stocks--for their strong earnings growth potential; large company value stocks--representing out-of-favor companies with relatively higher dividends for greater total return potential; small company stocks-- for their dramatic growth potential; and international stocks--for increased diversification and global growth opportunities.

     The Portfolio's emphasis on diversification helps to moderate volatility by limiting the effect of one style that is under-performing, while also increasing the likelihood of participation when one style is out-performing. The Portfolio seeks to achieve its objective by allocating its assets among equity styles through a number of affiliated and non-affiliated funds.

     --------------------------------------------------------------------------

     Permitted Investments
     Under normal market conditions, we invest:
     .  100% of our assets in stock funds.

     ---------------------------------------------------------------------------

     Portfolio Asset Allocation
     The portfolio uses a proprietary investment strategy called the Strategic Asset Allocation Model that seeks to enhance performance with reduced volatility through broad diversification among different equity investment styles.

     Potential Asset Allocation Ranges:

                                   Neutral Position        Investment Range
          Large Company Stocks          60%                  55 - 65%
          Small Company Stocks          20%                  15 - 25%
          International Stocks          20%                  15 - 25%

     Asset Allocation as of September 30,1999:

          Large Company Growth Style    30%
          Large Company Value Style     30%
          Small Company Style           20%
          International Style           20%

          TOTAL FUND ASSETS            100%

     -------------------------------------------------------------------------

     Important Risk Factors
     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 26. They are all important to your investment choice.

22  Wells Fargo WealthBuilder Portfolios Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                                               PORTFOLIO COMMENCED
                                                                                               ON OCTOBER 1, 1997

                                                                                               -------------------------------------
                                                                                               May 31,                   May 31,
                                                                                                1999                      1998
For the period ended:
                                                                                               -------------------------------------
Net asset value, beginning of period                                                            $ 10. 97                   $10. 00

Income from investment operations:
Net investment income (loss)                                                                      (0. 04)                    0. 00
Net realized and unrealized gain (loss)
on investments                                                                                     1. 04                     0. 97

Total from investment operations                                                                   1. 00                     0. 97

Less distributions:
Dividends from net investment income                                                               0. 00                     0. 00
Distributions from net realized gain                                                              (0. 01)                    0. 00

Total from distributions                                                                          (0. 01)                    0. 00

Net asset value, end of period                                                                  $ 11. 96                   $10. 97

Total return (not annualized)/1/                                                                   9. 11%                    9. 75%

Ratios/supplemental data:
Net assets, end of period (000s)                                                                $10, 657                   $8, 623

Ratios to average net assets (annualized):
Ratio of expenses to average net assets/2/                                                         1. 25%                    1. 25%
Ratio of net investment income (loss) to
average net assets                                                                                (0. 38%)                  (0. 41%)

Portfolio turnover                                                                                31. 60%                    7. 19%

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses (annualized)/2/                                                1. 95%                    2. 90%

Ratio of net investment income (loss) to average net
assets prior to waived fees and reimbursed                                                        (1. 08%)                  (2. 06%)
expenses (annualized)
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Total return calculations do not include sales charges. Total return would have been lower had certain expenses not been reimbursed or waived during the period shown.
/2/ These ratios do not include expenses from non-affiliated funds.

                              Wells Fargo WealthBuilder Portfolios Prospectus 23

The Underlying Funds
--------------------------------------------------------------------------------

     The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may hold certain securities directly.

     (1) Stock Funds. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

     (2) Bond Funds. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the WealthBuilder Growth Balanced Portfolio invests in bond funds.

     The risks associated with each Portfolio are the risks related to each Underlying Fund in which the Portfolio invests, which passes through to the Portfolios. Thus, the indirect risks of the Portfolios are the direct risks for the Underlying Funds, as discussed below.

     Important Risk Factors for the Underlying Funds
     Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

     The Underlying Funds are primarily subject to the equity securities and debt securities risks described in the Summary of Important Risks section.

     Mortgage- and asset-backed securities may not be guaranteed by the U.S. Treasury. Mortgage-backed securities are subject to prepayment risk, which can reduce the rate of return on such securities. Certain Underlying Funds may invest in lower-rated securities, which tend to be more sensitive to economic conditions and involve greater credit risk than higher-rated securities.

     Shares of a closed-end investment company may, and typically do, trade at a discount to net asset value. In addition, there may be no readily available market for closed-end investment company shares, in which case the shares are generally considered illiquid.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 26; and the specific risks listed here. They are all important to your investment choice.

24 Wells Fargo WealthBuilder Portfolios Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Portfolio or an underlying fund, nor can we assure, you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

     . Underlying Funds may continue to hold debt-instruments that cease to be rated by a nationally recognized rating organization or whose ratings fall below the levels generally permitted for such Portfolio, provided Wells Fargo Bank deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment grade bonds.

     . The underlying funds may invest a portion of their assets in U.S. Government obligations such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the underlying funds or Portfolios themselves.

     . Certain Underlying Funds in each Portfolio may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Portfolio remains within the parameters of its objective.

26 Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Portfolio (and its Underlying Funds) and a table showing some of the additional investment practices that each Portfolio may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer maturities.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, such as lending portfolio securities, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will pre-pay mortgage loans, which can alter the maturity of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

     Year 2000 Risk--The Portfolios' principal service providers have advised the Portfolios that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies

                             Wells Fargo WealthBuilder Portfolios Prospectus  27

General Investment Risks
--------------------------------------------------------------------------------

or entities in which the Underlying Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Portfolio. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Portfolio.

Investment Practice/Risk
The following table lists some of the additional investment practices of the Portfolios, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Portfolio or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Portfolio remains within the parameters of its objective.

Remember, each Portfolio is designed to meet different investment needs and objectives.

                                                                                                     GROWTH              GROWTH
                                                                                    GROWTH           BALANCED            AND INCOME
INVESTMENT PRACTICE                              RISK                               PORTFOLIO        PORTFOLIO           PORTFOLIO
Borrowing Policies
The ability to borrow from                       Leverage Risk                      .                .                   .
banks for temporary purposes
to meet shareholder redemptions.

Emerging Markets
Securities of companies located or               Information, Political,
operating in countries considered                Regulatory, Diplomatic,            .                .                   .
developing or to have "emerging"                 Liquidity and Currency
stock markets. Generally, these                  Risk
securities have the same type of risks
as foreign securities, but to a higher
degree.

Floating and Variable Rate Debt
Instruments with interest rates that             Interest Rate and                                   .
are adjusted either on a schedule or             Credit Risk
when an index or benchmark changes.

Foreign Securities
Securities issued by a non-U.S. company          Information, Political,
or debt of a non-U.S. company or foreign         Regulatory, Diplomatic,            .                .                   .
government. Foreign securities may also          Liquidity and Currency
be emerging market securities which are          Risk.
subject to the same risks, but to a higher
degree.

Forwarding Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery at        Interest Rate, Leverage            .                .                   .
a later date or bought or sold for a fixed       Credit and Experience Risk
price at a fixed date.

28  Wells Fargo WealthBuilder Portfolio Prospectus

                                                                                                         GROWTH         GROWTH
                                                                                          GROWTH         BALANCED       AND INCOME
INVESTMENT PRACTICE                                               RISK                    PORTFOLIO      PORTFOLIO      PORTFOLIO
High Yield Securities
Debt securities of lower quality that produce generally
higher rates of return. These securities, also known as "junk     Interest Rate and                        .
bonds" tend to be more sensitive to economic conditions and       Credit Risk
during sustained periods of rising interest rates, may
experience interest and or principal defaults.

Illiquid Securities
A security that cannot be readily sold, or cannot be              Liquidity Risk
readily sold without negatively affecting its fair price.                                   .              .             .
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and        Credit, Counter-Party
financial institutions to increase return on those securities.    and Leverage Risk         .              .             .
Loans may be made up to 1940 Act limits
(currently 33 1\3% of total assets).

Mortgage- and Asset-Backed Securities
Securities consisting of an undivided fractional                  Interest Rate, Credit,
interests in pools of consumer loans, such                        Prepayment and                           .
as mortgage loans, car loans, credit card debt, or                Experience Risk
receivables held in trust.

Options
The right or obligation to receive or deliver a security          Credit, Information
or cash payment depending on the security's price or the          and Liquidity Risk
performance of an index or benchmark. Types of options                                      .              .             .
used may include: options on securities, options on a stock
index, stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
The investment in shares of another mutual fund. A pro rata       Market Risk
portion of the Underlying Fund's expenses, in addition to                                   .              .             .
the expenses paid by the Portfolios, will be borne by
Portfolio shareholders. The mutual funds selected may
under-perform other similarly managed funds and there can
be no assurance that any mutual fund will achieve its
objective.

Privately Issued Securities
Securities that are not publicly traded but which may or          Liquidity Risk           .              .             .
may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to         Credit and
buy back a security at an agreed upon time and price,             Counter-Party Risk     .              .             .
usually with interest.

                              Wells Fargo WealthBuilder Portfolio Prospectus  29

Organization and Management of the Portfolios
--------------------------------------------------------------------------------

A number of different entities provide services to the Portfolios. This section shows how the Portfolios are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Portfolios.

About Wells Fargo Funds Trust
Wells Fargo Funds Trust (the "Trust") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Norwest Advantage Fund. The performance and financial statement history of each Fund's predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Norwest Advantage Funds. The Table on page 41 identifies the Norwest Advantage Fund predecessors to the Funds.

The Board of Trustees of Wells Fargo Funds Trust supervises the Portfolios' activities and approves the selection of various companies hired to manage the Portfolios' operation. The major service providers are described in the diagram below. Except for the advisors, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders, it may make a change in one of these companies.



                               BOARD OF TRUSTEES

                     Supervises the Portfolios' activities

----------------------------------------------------------------------------------------------------------------
        INVESTMENT ADVISOR                                                           CUSTODIAN
Wells Fargo Bank, N.A.                                                      Norwest Bank Minnesota, N.A.
525 Market St., San Francisco, CA                                           6th & Marquette, Minneapolis, MN
Manages the Portfolios' investment activities                               Provides safekeeping for the
                                                                            Portfolios' assets
----------------------------------------------------------------------------------------------------------------

                                                                                               SHAREHOLDER
                                                                   TRANSFER                     SERVICING
    DISTRIBUTOR                  ADMINISTRATOR                      AGENT                        AGENTS
Stephens Inc.                    Wells Fargo Bank, N.A.         BFDS, Inc.                   Various Agents
111 Center St.                   525 Market St,                 Two Heritage Drive
Little Rock, AR                  San Francisco, CA              Quincy, MA
Markets the Portfolios           Manages the Portfolios'        Maintains records of         Provide services to
and distributes Portfolio        business activities            shares and supervises        customers
shares                                                          the payment of dividends
----------------------------------------------------------------------------------------------------------------

                  FINANCIAL SERVICES AND SELLING AGENTS FIRMS

  Advise current and prospective shareholders on their Portfolio investments
--------------------------------------------------------------------------------

                               SHAREHOLDERS

30   Wells Fargo WealthBuilder Portfolios Prospectus

-------------------------------------------------------------------------------

     In the following sections,the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the service described.

     The Investment Advisor
     Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Portfolios. Wells Fargo Bank also serves as the advisor and, in most cases, affiliates of Wells Fargo Bank serve as sub-advisor for each affiliated Underlying Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets. For providing these services, Wells Fargo Bank is entitled to receive 0.35% of the average daily net assets of each Portfolio.

     Fees from Underlying Funds
     Wells Fargo Bank and its affiliates may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Wells Fargo Bank may receive investment advisory fees from the Underlying Funds or distribution fees pursuant to a Rule 12b-1 plan or fees for providing shareholder services or sub-transfer agent services. These fees are separate from and in addition to fees received by Wells Fargo Bank and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds. As investment advisor to each Portfolio, Wells Fargo Bank selects Underlying Funds and makes allocation decisions in accordance with the Portfolio's investment objective and consistent with the best interests of the Portfolio's shareholders.

     The Administrator
     Wells Fargo Bank provides the Portfolios with administration services, including general supervision of each Portfolio's operation, coordination of the other services provided to each Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Portfolio's business. For providing these services, Wells Fargo Bank is entitled to receive a fee of up to 0.15% of the average annual net assets of each Portfolio.

     The Transfer Agent
     Boston Financial Data Services, Inc.("BFDS") provides transfer agency and dividend disbursing services to the Portfolios. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Portfolios.

                            Wells Fargo WealthBuilder Portfolios Prospectus   31

Your Account
-------------------------------------------------------------------------------

     This section tells you how Portfolio shares are priced, how to open an account and how to buy, sell or exchange Portfolio shares once your account is open.

     Pricing Portfolio Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the Net Asset Value ("NAV") of each class of the Portfolios' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Portfolio class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Portfolio's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Portfolios each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time) 3:00 p.m. (Central time). If the markets close early, the Portfolios may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Portfolios are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     You Can Buy Portfolio Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds application with proper payment);

     . Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     Minimum Investments
     . $1,000 per Portfolio minimum initial investment.

     . $100 per Portfolio if you use the Systematic Purchase Program; and

     . $100 per Portfolio for all investments after your initial investment.

32   Wells Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------

     Reduced Initial Sales Charges

                                   FRONT-END SALES CHARGE   FRONT-END SALES CHARGE
                                     AS A PERCENTAGE OF       AS A PERCENTAGE OF
     AMOUNT OF PURCHASE            PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
     Less than $250,000                        1.50%                   1.52%

     $250,000 to $499,999                      1.25%                   1.27%

     $500,000 to $999,999                      1.00%                   1.01%

     $1,000,000 and up                         0.75%                   0.76%

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the schedule above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo WealthBuilder Portfolios, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

     . You pay no sales charges on Wells Fargo WealthBuilder Portfolio shares you purchase with the proceeds of a redemption from a Wells Fargo WealthBuilder Portfolio within 120 days of the date of the redemption.

     If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .   a trustee or fiduciary purchasing for a single fiduciary relationship;
         or

     . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended, and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                     How a Letter of Intent Can Save You Money!

         If you plan to invest, for example, $500,000 in a Wells Fargo WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

                           Wells Fargo WealthBuilder Portfolios Prospectus    33

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

     BY MAIL

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Portfolio name into which you intend to invest. Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name of the Portfolio. For example, "Wells Fargo WealthBuilder Growth Portfolio."

     . You may start your account with $100 if you elect the Systematic Purchase plan option on the application.

     .   Mail to:  Wells Fargo Funds              Overnight Mail Only:  Wells Fargo Funds
                   Attn: CCSU-Boston Financial                          Attn: CCSU-Boston Financial
                   PO Box 8266                                          66 Brooks Drive
                   Boston, MA 02266-8266                                Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name of your Portfolio for at least $100. Be sure to write your account number on the check as well.

     .   Enclose the payment stubcard from your statement if available.

     .   Mail to:  Wells Fargo Funds
                   Attn: CCSU-Boston Financial
                   PO Box 8266
                   Boston, MA 02266-8266

34   Wells Fargo WealthBuilder Portfolios Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     BY WIRE

     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Shareholder Services at 1-800-222-8222 to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Portfolio name into which you intend to invest.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application in proper order.

     .  Overnight Application to: Wells Fargo Funds
                                  Attn: CCSU-Boston Financial
                                  66 Brooks Drive
                                  Braintree, MA 02184

     .  Wire money to:            State Street Bank & Trust     Attention:
                                  Boston, MA                    Wells Fargo
                                                                Funds (Name of
                                                                Portfolio)
                                  Bank Routing Number:
                                  ABA 011-000028                Account Name:
                                                                (Registration
                                                                Name Indicated
                                  Wire Purchase Account Number: on Application)
                                  9905-437-1

     --------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     --------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .  Wire money to: State Street Bank & Trust               Attention:
                       Boston, MA                              Wells Fargo Funds
                                                               (Name of
                                                               Portfolio)
                       Bank Routing Number:
                       ABA 011-000028                          Account Name:
                                                               (Registration
                                                               Name Indicated
                       Wire Purchase Account Number:           on Account)
                       9905-437-1

     BY PHONE

   IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
   ---------------------------------------------------------------------------

     You can only make your first purchase of a Portfolio by phone if you already have an existing Wells Fargo Funds Trust Account.

     .  Call Shareholder Services and instruct the representative to either:

        . transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo
          Fund. Please see the "Exchanges" section for special rules.

     .  Call: 1-800-222-8222

   ----------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
   ----------------------------------------------------------------------------

     .  Call Shareholder Services and instruct the representative to either:

        . transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from another Wells Fargo Fund.

     .  Call: 1-800-222-8222

                               Wells Fargo WealthBuilder Portfolio Prospectus 35

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

      BY MAIL

      IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

      . Write a "Letter of Instruction" stating your name, your account number, the Portfolio you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

      .  Make sure all the account owners sign the request.

      . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 60 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

      .  Mail to: Wells Fargo Funds
                  Attn: CCSU-Boston Financial
                  PO Box 8266
                  Boston, MA 02266-8266


     BY PHONE

      . Call Shareholder Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

      . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

      . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Shareholder Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

      . Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.

      . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

      . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

      .  Call: 1-800-222-8222

36  Wells Fargo WealthBuilder Portfolios Prospectus

                                                              How to Sell Shares
 -------------------------------------------------------------------------------


     GENERAL NOTES FOR SELLING SHARES

      . We determine the NAV for the Portfolios at 1:00 p.m. (Pacific time)/3:00 p.m. (Central time).

      . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

      . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

      . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, Automatic Clearing House ("ACH") or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

      . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Portfolio by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


   Distribution Plan
   We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Portfolio shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are 0.75% per Portfolio.

   These fees are paid out of the Portfolios' assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              Wells Fargo WealthBuilder Portfolios Prospectus 37

Your Account                                                          Exchanges
-------------------------------------------------------------------------------

     Exchanges between the Wells Fargo WealthBuilder Portfolios are two transactions: a sale of shares of one Portfolio and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Portfolio into which you wish to exchange.

     . Every exchange involves selling Portfolio shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . If you are making an initial investment into a new Portfolio through an exchange, you must exchange at least the minimum first purchase amount of the Portfolio you are redeeming, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

     . In order to discourage excessive Portfolio transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

     . You may make exchanges between any of the Wells Fargo WealthBuilder Portfolios to any Wells Fargo Fund offering Class C shares, or into the Wells Fargo Money Market Fund Class A shares.

38  Wells Fargo WealthBuilder Portfolios Prospectus

Other Information
-----------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan,tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Shareholder Services at 1-800-222-8222 for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Portfolio with money automatically transferred from a linked bank account. Simply select the Portfolio you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Portfolio you own for shares of another Wells Fargo Portfolio or Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

     .  must have an account valued at $10,000 or more;

     .  must have your distributions reinvested; and

     .  may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions Options
     The Portfolios in this Prospectus pay any dividends periodically and make capital gains distributions, if any, annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

                              Wells Fargo WealthBuilder Portfolios Prospectus 39

Other Information
-------------------------------------------------------------------------------


     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Portfolios and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

     Dividends distributed from these and the other Portfolios attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Portfolio as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

40  Wells Fargo WealthBuilder Portfolios Prospectus

Table of Predecessors
--------------------------------------------------------------------------------


     The Portfolios described in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     Each Portfolio is an accounting survivor of a former Norwest Advantage Funds portfolio, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Portfolio are the performance histories and financial highlights of the predecessor portfolio.

     Wells Fargo Funds Trust                                     Predecessor Portfolio

     Wells Fargo WealthBuilder Growth Portfolio                  Norwest WealthBuilder II Growth Portfolio

     Wells Fargo WealthBuilder Growth Balanced Portfolio         Norwest WealthBuilder II Growth
                                                                 Balanced Portfolio

     Wells Fargo WealthBuilder Growth and Income Portfolio       Norwest WealthBuilder II Growth and
                                                                 Income Portfolio

                             Wells Fargo WealthBuilder Portfolios Prospectus  41

Portfolio Management
-------------------------------------------------------------------------------


     Galen G. Blomster, CFA
     Growth Portfolio and its predecessor since 1997
     Growth Balanced Portfolio and its predecessor since 1997
     Growth and Income Portfolio and its predecessor since 1997
     Mr. Blomster is associated with WFB and joined WCM in 1998 as a Vice President and Director of Research and simultaneously held this position at NIM until WCM and NIM combined investment advisory services under the WCM name in 1999. Mr. Blomster is primarily responsible for the day-today management and asset allocation services and has been since the inception of the Portfolios. As a Portfolio Manager at NIM (since 1983), he also may perform portfolio management and other services for the Wells Fargo
     Funds. Norwest Bank or its affiliates have employed him since 1977. Mr. Blomster received a BS in Dairy/Food Science and Economics from the University of Minnesota; and a MS and PhD from Purdue University.

42  Wells Fargo WealthBuilder Portfolios Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains ordividends. ADRs are one way of owning an equity interest in foreign companies.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Portfolios.

     Capital Appreciation, Capital Growth
     The increase in the value of a security. See also "total return."

     Collateralized Mortgage Obligations ("CMOs")
     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt  Securities
     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Portfolio on its shares.

     Diversified
     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Portfolios' total assets.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

                             Wells Fargo WealthBuilder Portfolios Prospectus  43

Glossary
--------------------------------------------------------------------------------

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     FHLMC
     FHLMC securities are commonly known as "Freddie Mac," and are issued by the Federal Home Loan Mortgage Corporation.

     FNMA
     FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

     Gateway Fund
     A Fund that invests its assets in one or more core portfolios, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same core portfolio can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of managing a large pool of assets.

     GNMA
     GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

     Illiquid Security
     A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Moody's
     A nationally recognized ratings organization.

     Nationally Recognized Ratings Organization ("NRRO")
     A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Portfolio's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Portfolio, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. (Pacific time).

     Options
     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

44  Well Fargo WealthBuilder Portfolios Prospectus

--------------------------------------------------------------------------------
     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Portfolios' distributors that allows them to sell a Portfolio's shares.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Portfolios.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                              Well Fargo WealthBuilder Portfolios Prospectus  45

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


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


YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENT:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

THIS DOCUMENT IS AVAILABLE FREE OF CHARGE:

CALL: 1-800-222-8222

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009
Call: 1-800-SEC-0330 for details

[LOGO]

P016
ICA Reg.No.        [NO FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE]
811-09253

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated November 8, 1999

                        AGGRESSIVE BALANCED-EQUITY FUND

                             ASSET ALLOCATION FUND
                             GROWTH BALANCED FUND
                             INDEX ALLOCATION FUND
                           LIFEPATH OPPORTUNITY FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND
                            MODERATE BALANCED FUND

                             STRATEGIC INCOME FUND


               Class A, Class B, Class C and Institutional Class

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eleven funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Aggressive Balanced-Equity, Asset Allocation, Growth Balanced, Index Allocation, LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Moderate Balanced and Strategic Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A, Class B, Class C and Institutional Class shares, with the exception of the Index Allocation, Aggressive Balanced-Equity, Moderate Balanced and Strategic Income Funds. The Index Allocation Fund offers only Class A, Class B and Class C shares, and the Aggressive Balanced-Equity, Moderate Balanced and Strategic Income Funds offer only Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Historical Fund Information............................................     1
Investment Policies....................................................     2
Investment Models......................................................     5
LifePath Funds.........................................................     7
Additional Permitted Investment Activities and Associated Risks........     8
Management.............................................................    24
Performance Calculations...............................................    40
Determination of Net Asset Value.......................................    47
Additional Purchase and Redemption Information.........................    48
Portfolio Transactions.................................................    49
Fund Expenses..........................................................    50
Federal Income Taxes...................................................    51
Capital Stock..........................................................    56
Other..................................................................    63
Counsel................................................................    63
Independent Auditors...................................................    63
Financial Information..................................................    63
Appendix...............................................................    A1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach"), the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust approved Agreements and Plans of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest, Stagecoach and Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest, Stagecoach and Stagecoach Trust portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

-------------------------------------------------------------------------------------------------
           Wells Fargo Funds                                     Predecessor Fund
-------------------------------------------------------------------------------------------------
  Aggressive Balanced-Equity Fund                    Norwest Aggressive Balanced-Equity Fund
-------------------------------------------------------------------------------------------------
  Asset Allocation Fund                              Stagecoach Asset Allocation Fund
                                                     Stagecoach Balanced Fund
-------------------------------------------------------------------------------------------------
  Growth Balanced Fund                               Norwest Growth Balanced Fund
-------------------------------------------------------------------------------------------------
  Index Allocation Fund                              Stagecoach Index Allocation Fund
-------------------------------------------------------------------------------------------------
  LifePath Opportunity Fund                          Stagecoach Trust LifePath Opportunity Fund
-------------------------------------------------------------------------------------------------
  LifePath 2010 Fund                                 Stagecoach Trust LifePath 2010 Fund
-------------------------------------------------------------------------------------------------
  LifePath 2020 Fund                                 Stagecoach Trust LifePath 2020 Fund
-------------------------------------------------------------------------------------------------
  LifePath 2030 Fund                                 Stagecoach Trust LifePath 2030 Fund
-------------------------------------------------------------------------------------------------
  LifePath 2040 Fund                                 Stagecoach Trust LifePath 2040 Fund
-------------------------------------------------------------------------------------------------
  Moderate Balanced Fund                             Norwest Moderate Balanced Fund
-------------------------------------------------------------------------------------------------
  Strategic Income Fund                              Norwest Strategic Income Fund
-------------------------------------------------------------------------------------------------

     The Aggressive Balanced-Equity Fund commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997.

     The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs ("WFIT"), which commenced operations on November 13, 1986. The predecessor Stagecoach Balanced Fund was originally organized on July 1, 1990 as the Pacifica Balanced Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund was reorganized as the Stagecoach Balanced Fund. For accounting purposes, the Stagecoach Asset Allocation predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Asset Allocation Fund.

     The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

     The Index Allocation Fund commenced operations on November 8, 1999, as successor to the Index Allocation Fund of Stagecoach. The predecessor Stagecoach Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"). The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On December 12, 1997, the Overland Index Allocation Fund was reorganized into the Stagecoach Index Allocation Fund.

     The LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (collectively, the "LifePath Funds") commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B and Institutional Class shares. The Class B shares of the LifePath Opportunity Fund commenced operations on June 30, 1998. The Class B shares of all other LifePath Funds commenced operations on March 3, 1997. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

     The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

     The Strategic Income Fund commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that: (x) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (y) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                               INVESTMENT MODELS
                               -----------------

     This section contains supplemental information about the proprietary investment models used by Barclays Global Fund Advisors ("BGFA") to manage the Asset Allocation and Index Allocation Funds' portfolios.

     Asset Allocation Model.  BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

                                 LIFEPATH FUNDS
                                 --------------

     Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of Master Investment Portfolio ("MIP"). The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Organization and Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

     Each LifePath Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such

Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment advisor to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives" and "Investment Strategies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

     The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds in this SAI are "gateway" funds in a "core and gateway structure" or "feeder" funds in a "master/feeder" structure. References to the activities of a gateway Fund or a feeder Fund are understood to refer to the investments of the core or master portfolios in which it invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Below Investment Grade Investments
     ----------------------------------

     The Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase (also known as high yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bond currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities. Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions
     ------------------------

     The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities
     -----------------------

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Aggressive Balanced Equity, Growth Balanced, Moderate Balanced and Strategic Income Funds may invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

       Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments
     ------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.
Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.




     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.  Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Stripped Obligations
     --------------------

     The Growth Balanced and Strategic Income Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.




     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                     Principal Occupations
Name, Age and Address              Position          During Past 5 Years
---------------------              --------          -------------------
*Robert C. Brown, 65               Trustee,          Director, Federal Farm Credit Banks Funding
1431 Landings Place                Secretary and     Corporation and Farm Credit System Financial
Sarasota, FL 34231                 Treasurer         Assistance Corporation since February 1993.

Donald H. Burkhardt, 70            Trustee           Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                Trustee           Private Investor.
415 Walsh Road
Atherton, CA  94027.

Thomas S. Goho, 56                 Trustee           Business Associate Professor, Wake Forest
321 Beechcliff Court                                 University, Calloway School of Business and
Winston-Salem, NC  27104                             Accountancy since 1994; previously Associate
                                                     Professor of Finance.

Peter G. Gordon, 56                Trustee           Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                             Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                       Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72              Trustee and       Private Investor.
31 Dellwood Court                  President
San Rafael, CA  94901

Richard M. Leach, 63               Trustee           President of Richard M. Leach Associates (a
P.O. Box 1888                                        financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54               Trustee           Private Investor/Real Estate Developer;
Four Beaufain Street                                 Chairman of Vault Holdings, LLC.
Charleston, SC  29401

                                                     Principal Occupations
Name, Age and Address              Position          During Past 5 Years
---------------------              --------          -------------------
Timothy J. Penny, 45               Trustee           Senior Counselor to the public relations firm
500 North State Street                               of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                     Fellow at the Humphrey Institute, Minneapolis,
                                                     Minnesota (a public policy organization) since
                                                     January 1995.

Donald C. Willeke, 58              Trustee           Principal of the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN  55403


     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.





     Investment Advisor.  Wells Fargo Bank provides investment advisory services
     ------------------
to each Fund, with the exception of the LifePath Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also provides the Trust's Board of Trustees with periodic reports on the investment strategy and performance of each Fund.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; (ii) feeder Funds with no investment advisory arrangement at the feeder Fund level; (iii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                 Annual Rate
Stand-Alone Funds                      (as a percentage of net assets)
-----------------                      -------------------------------
Asset Allocation                                     0.80%
Index Allocation                                     0.80%

     The LifePath Funds do not have an investment advisor or sub-advisor at the feeder Fund level. BGFA provides investment advisory services to each LifePath Master Portfolio. As investment advisor, BGFA furnishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios. BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA provides the Master Portfolios with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets.

     As described in the third category above, the following gateway blended Funds invest their respective assets in two or more core portfolios of Wells Fargo Core Trust ("Core Trust"). For the Funds, Wells Fargo Bank determines the core portfolios of Core Trust in which each gateway blended Fund invest and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Wells Fargo Bank is entitled to receive a fee as indicated in the chart below. In order to preserve flexibility to convert to stand-alone Funds with a direct advisory relationship, the Funds have entered into a "dormant" advisory arrangement with Wells Fargo Bank. In the event that a Fund coverts to a stand-alone Fund, Wells Fargo Bank will be entitled to receive a fee that mirrors the core level dormant advisory fee indicated below.

                                          Advisory Fees                     Core Level
Gateway Blended Funds            (Maximum Asset Allocation Fees)     Dormant Advisory Fees*
---------------------            -------------------------------     ------------------------
Aggressive Balanced-Equity                      0.25%                          0.72%
Growth Balanced                                 0.25%                          0.65%
Moderate Balanced                               0.25%                          0.60%
Strategic Income                                0.25%                          0.52%

--------------------

* Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach, Stagecoach Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     Asset Allocation and Index Allocation Funds.  For the periods indicated
     -------------------------------------------
below, the Stagecoach predecessor portfolios of the Asset Allocation and Index Allocation Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                          Eleven-Month
                          Period Ended               Year Ended
                             2/28/99                 3/31/98/1/
                             -------                 ----------
                    Fees Paid    Fees Waived   Fees Paid    Fees Waived
                    ---------    -----------   ---------    -----------
Asset Allocation    $5,217,515       $  0      $4,747,339       $7,060
Index Allocation    $1,007,592       $846      $  226,717       $9,389

____________________

/1/  Index Allocation Fund is for the 3 month period ended 3/31/98.


     Prior to April 29, 1996, the Asset Allocation Fund invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     For the period indicated below, the Asset Allocation Fund paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Asset Allocation Fund, the predecessor portfolio or the Master Portfolios.

                                                       Six-Month
                                                      Period Ended
          Fund                                           3/31/97
          ----                                        ------------
          Asset Allocation                             $2,132,577

     Prior to the reorganization of the Overland Index Allocation Fund into the predecessor Stagecoach Index Allocation Fund on December 12, 1997, Wells Fargo Bank served as Investment Advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the periods indicated below, Wells Fargo Bank paid the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Index Allocation Fund or the predecessor portfolio, except during 1996 it waived $1,324 in advisory fees payable by the Fund's predecessor portfolio.

                                        Year Ended     Year Ended
          Fund                           12/31/97       12/31/96
          ----                           --------       --------
          Index Allocation/1/            $742,203       $525,093

__________________

/1/ These amounts reflect amounts paid by the Overland predecessor portfolio.

     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  For the periods indicated below, the Norwest
----------------------
predecessor portfolios of the following Funds paid to NIM the following advisory fees and NIM waived the indicated amounts:

                                              Year Ended              Year Ended              Year Ended
                                                5/31/99                 5/31/98                 5/31/97
                                              ----------              ----------              ----------
                                                        Fees                     Fees                    Fees
Former Norwest Fund                     Fees Paid      Waived    Fees Paid      Waived     Fees Paid     Waived
-------------------                     ---------     --------   ---------     --------    ---------     ------
Aggressive Balanced-Equity Fund         $        0    $ 41,549   $   11,154    $  6,163        N/A          N/A
Growth Balanced Fund                    $1,031,110    $823,243   $3,369,460    $713,392    $2,688,223       $0
Moderate Balanced Fund                  $  688,734    $538,523   $2,290,062    $561,191    $2,185,490       $0
Strategic Income Fund                   $  274,298    $357,651   $  807,650    $289,099    $  589,365       $0


     LifePath Funds.  For the periods indicated below the corresponding Master
     --------------
Portfolio of each LifePath Fund paid to BGFA, the following advisory fees:

                                            Year Ended  Year Ended  Year Ended
          Master Portfolio                    2/28/99    2/28/98     2/28/97
          ----------------                    -------    -------     -------
          LifePath 2000 Master Portfolio    $  630,133  $  656,142  $  689,347
          LifePath 2010 Master Portfolio    $1,236,989  $1,018,984  $  757,505
          LifePath 2020 Master Portfolio    $1,882,147  $1,572,634  $1,149,160
          LifePath 2030 Master Portfolio    $1,405,948  $1,048,151  $  714,647
          LifePath 2040 Master Portfolio    $2,472,170  $1,767,632  $1,154,337


     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors.
     -----------------------





     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  Wells Fargo Bank has engaged Wells Capital Management
----------------------
Incorporated ("WCM"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Schroder Investment Management Inc. North America ("Schroder") to serve as investment sub-advisors to the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request.


     As compensation for sub-advisory services, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

         --------------------------------------------------------------------
                   Core Portfolio          Sub-Advisor                Fees
         --------------------------------------------------------------------
         Disciplined Growth              Smith                  0-175M   0.35%
                                                              175-225M   0
                                                              225-500M   0.25%
                                                     greater than 500M   0.20%
         --------------------------------------------------------------------
         Equity Income                   WCM                    0-200M   0.25%
                                                              200-400M   0.20%
                                                     greater than 400M   0.15%
         --------------------------------------------------------------------
         Index                           WCM                    0-200M   0.02%
                                                     greater than 200M   0.01%
         --------------------------------------------------------------------
         International                   Schroder               0-100M   0.45%
                                                              100-200M   0.35%
                                                              200-600M   0.20%
                                                     greater than 600M  0.185%
         --------------------------------------------------------------------
         International Equity            WCM                    0-200M   0.35%
                                                              200-400M   0.25%
                                                     greater than 400M   0.15%
         --------------------------------------------------------------------
         Large Company Growth            Peregrine               0-25M   0.75%
                                                                25-50M   0.60%
                                                               50-275M   0.50%
                                                     greater than 275M   0.30%
         --------------------------------------------------------------------
         Managed Fixed Income            Galliard               0-100M   0.10%
                                                              100-200M   0.08%
                                                     greater than 200M   0.06%
         --------------------------------------------------------------------
         Positive Return Bond            Peregrine               0-10M   0.40%
                                                                10-25M   0.30%
                                                               25-300M   0.20%
                                                     greater than 300M   0.10%
         --------------------------------------------------------------------
         Small Cap Index                 WCM                    0-200M   0.02%
                                                     greater than 200M   0.01%
         --------------------------------------------------------------------
         Small Cap Value                 Smith                  0-110M   0.45%
                                                              110-150M      0%
                                                              150-300M   0.30%
                                                     greater than 300M   0.25%
         --------------------------------------------------------------------
         Small Company Growth            Peregrine               0-50M   0.90%
                                                               50-180M   0.75%
                                                              180-340M   0.65%
                                                              340-685M   0.50%
                                                              685-735M   0.52%
                                                     greater than 735M   0.55%
         --------------------------------------------------------------------
         Small Company Value             Peregrine              0-200M   0.50%
                                                     greater than 200M   0.75%
         --------------------------------------------------------------------
         Stable Income Fund              Galliard              0-1500M   0.04%
                                                            1500-2000M   0.05%
                                                            2000-2500M  0.045%
                                                            2500-3000M   0.04%
                                                    greater than 3000M   0.03%
         --------------------------------------------------------------------

         --------------------------------------------------------------
             Core Portfolio      Sub-Advisor            Fees
         --------------------------------------------------------------
          Strategic Value Bond   Galliard                0-100M  0.10%
                                                       100-200M  0.08%
                                              greater than 200M  0.06%
         --------------------------------------------------------------


     Asset Allocation and Index Allocation Funds.  Wells Fargo has engaged BGFA
     -------------------------------------------
to serve as investment sub-advisor to the Asset Allocation and Index Allocation Funds. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitoring the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA also furnishes such additional reports and information as Wells Fargo and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation Fund's average daily net assets and 0.10% of the Fund's net assets over $900 million. As compensation for its sub-advisory services to the Index Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach, Stagecoach Trust and Norwest Funds. Therefore, the information shown below concerning the dollar amount of sub-advisory (and other) fees paid shows the dollar amount of fees paid to sub-advisors by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Asset Allocation and Index Allocation Funds were also sub-advised by BGFA, and from October 30, 1997 to November 5, 1999, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets plus an annual payment of $40,000.

     For the period indicated below, the Wells Fargo Bank paid to BGFA the following sub-advisory fees, without waivers:

                                      Eleven-Month                  Six-Month
                                      Period Ended   Year Ended   Period Ended
           Fund                          2/28/99       3/31/98       3/31/97
           ----                          -------       -------       -------
     Asset Allocation/1/              $ 1,912,713     $2,262,864      $ 52,443
     Index Allocation/2/              $   213,662     $  209,220      $201,715

________________

/1/ For the Asset Allocation Fund, these amounts reflect amounts paid by the corresponding Master Portfolio.
/2/ Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.


     Administrator. The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15%, of the average daily net assets on an annual basis of each Fund.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach, Stagecoach Trust and Norwest Funds, therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach and Stagecoach Trust Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     Asset Allocation and Index Allocation Funds.  For the period indicated
     -------------------------------------------
below, the Stagecoach Asset Allocation and Index Allocation Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                Eleven-Month
                                                Period Ended
                                                  2/28/99
                                                  -------

     Fund                    Total              Wells Fargo     Stephens
     ----                    -----              -----------     --------
Asset Allocation           $1,057,283            $454,632       $602,651
Index Allocation           $  100,844            $ 43,363       $ 57,481


                                                Year-Ended
                                                  3/31/98
                                                  -------

     Fund                    Total              Wells Fargo     Stephens
     ----                    -----              -----------     --------

Asset Allocation           $826,553              $553,791       $272,762
Index Allocation/1/        $ 22,424              $ 15,024       $  7,400

_________________
/1/  This amount is for the three-month period ended 3/31/98.

        For the periods indicated below, the Asset Allocation Fund and the predecessor portfolio paid to Stephens the following dollar amounts for administration fees:

                             Six-Month              Nine-Month
                           Period Ended           Period Ended
     Fund                     3/31/97               9/30/96
     ----                     -------               -------
Asset Allocation             $186,005               $257,419

        For the periods indicated below, the Index Allocation Fund paid to Stephens the following dollar amounts for administration fees:

                            Year Ended            Year Ended
     Fund                    12/31/97              12/31/96
     ----                    --------              --------
Index Allocation/2/          $  61,260             $  75,203

____________________

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.

     LifePath Funds.  For the period indicated below, the LifePath Funds paid
     --------------
the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                     Year Ended    Year Ended
                                      2/28/99       2/28/98
                                      -------       -------

     Fund                     Wells Fargo     Stephens    Wells Fargo   Stephens
     ----                     -----------     --------    -----------   --------
LifePath Opportunity Fund       $ 22,853      $ 30,294     $14,649      $ 58,594

     LifePath 2010 Fund           $ 36,185      $ 47,967      $17,577      $ 70,309
     LifePath 2020 Fund           $ 66,125      $ 87,654      $32,004      $128,017
     LifePath 2030 Fund           $ 53,371      $ 70,747      $23,443      $ 93,771
     LifePath 2040 Fund           $107,988      $143,148      $45,597      $182,388

     For the periods indicated below, the LifePath Funds paid to Wells Fargo Bank the following administration and co-administration fees:

                                                                      One-Month
                                                                     Period Ended
                         Fund                                          2/28/97
                         ----                                          -------
                         LifePath Opportunity Fund                     $ 39,834
                         LifePath 2010 Fund                            $ 28,945
                         LifePath 2020 Fund                            $ 46,153
                         LifePath 2030 Fund                            $ 28,565
                         LifePath 2040 Fund                            $ 34,460

     For the periods indicated below, the LifePath Funds paid to Stephens the following administration and co-administration fees:

                                           Year Ended       Year Ended
          Fund                               2/28/97          2/29/96
          ----                               -------          -------
          LifePath Opportunity Fund        $ 92,243        $ 84,548
          LifePath 2010 Fund               $ 81,180        $ 72,832
          LifePath 2020 Fund               $135,162        $120,505
          LifePath 2030 Fund               $ 89,938        $ 79,564
          LifePath 2040 Fund               $164,384        $118,468

     Aggressive Balanced-Equity, Growth Balanced, Moderate Balanced and
     ------------------------------------------------------------------
Strategic Income Funds.  With respect to the predecessor Norwest Funds, Forum
----------------------
Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees and the administrator waived the indicated amounts:

                                               Year Ended                          Year Ended
                                                 5/31/99                             5/31/98
                                                 -------                             -------

Former Norwest Fund                      Fees Paid         Fees Waived      Fees Paid   Fees Waived
-------------------                      ---------         -----------      ---------   -----------
Aggressive Balanced-Equity Fund          $  2,281           $  1,874        $    436     $  2,363
Growth Balanced Fund                     $ 58,339           $127,097        $238,735     $467,784
Moderate Balanced Fund                   $ 17,972           $104,728        $157,288     $362,625
Strategic Income Fund                    $  8,542           $ 54,653        $ 29,810     $175,249

                                                 Year Ended
                                                   5/31/97
                                                   -------
     Former Norwest Fund                   Fees Paid   Fees Waived
     -------------------                   ---------   -----------
     Aggressive Balanced-Equity Fund            N/A          N/A
     Growth Balanced Fund                  $160,097     $303,389
     Moderate Balanced Fund                $133,359     $278,998
     Strategic Income Fund                 $ 15,747     $115,223

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at
     -----------
111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds listed below have adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds and Classes indicated in the table below pay Stephens a fee as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

-----------------------------------------------------------------------
         Maximum Annual 12b-1 Fee as a Percentage of Net Assets
-----------------------------------------------------------------------
Fund                                Class A       Class B       Class C
----                              ------------  ------------  ----------
Asset Allocation Fund               None              0.75%        0.75%
Growth Balanced Fund                None              0.75%        0.75%
Index Allocation Fund               None              0.75%        0.75%
LifePath Opportunity Fund           0.25%             0.75%        0.75%
LifePath 2010 Fund                  0.25%             0.75%        0.75%
LifePath 2020 Fund                  0.25%             0.75%        0.75%
LifePath 2030 Fund                  0.25%             0.75%        0.75%
LifePath 2040 Fund                  0.25%             0.75%        0.75%
------------------------------------------------------------------------

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of

Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor. The predecessor Stagecoach Funds had retained Stephens as their Distributor. The predecessor Norwest Funds had retained Forum as their Distributor.

     For the period ended March 31, 1999 for the Asset Allocation and Index Allocation Funds, and for the period ended February 28, 1999 for the LifePath Funds, the predecessor portfolios paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund's Plan:

     Former Stagecoach/                               Printing & Mailing   Marketing    Compensation to
   Stagecoach Trust Fund             Total                Prospectus       Brochures     Underwriters
   ---------------------             -----            ------------------   ---------    ---------------
Asset Allocation Fund
     Class B                   $2,638,986                   N/A                 N/A        $2,638,986
     Class C                   $   31,426                   N/A                 N/A        $   31,426

Index Allocation Fund
     Class B                   $  742,568               $13,910                $465        $  728,193
     Class C                   $  450,083                   N/A                 N/A        $  450,083

LifePath Opportunity
     Class A                   $  156,634                   N/A                 N/A        $  183,075
     Class B                   $    4,150                   N/A                 N/A               N/A
     Class C                   $    4,075                   N/A                 N/A        $    4,075

LifePath 2010
     Class A                   $  224,732                   N/A                 N/A        $  213,875
     Class B                   $   90,239                   N/A                 N/A        $   17,269
     Class C                   $      594                   N/A                 N/A        $      594

LifePath 2020
     Class A                   $  145,256                   N/A                 N/A        $  387,413
     Class B                   $       49                   N/A                 N/A        $   37,350
     Class C                   $    2,520                   N/A                 N/A        $    2,520

     Former Stagecoach/                               Printing & Mailing   Marketing    Compensation to
   Stagecoach Trust Fund             Total                Prospectus       Brochures     Underwriters
   ---------------------             -----            ------------------   ---------    ---------------
LifePath 2030
     Class A                   $  145,256                 N/A                 N/A          $  280,561
     Class B                   $       49                 N/A                 N/A          $   37,091
     Class C                   $    2,520                 N/A                 N/A          $    2,520

LifePath 2040
     Class A                   $  361,128                 N/A                 N/A          $  540,814
     Class B                   $    4,692                 N/A                 N/A          $   87,274
     Class C                   $    2,520                 N/A                 N/A          $    2,520

     For the year ended May 31, 1999, the predecessor portfolio of the Growth Balanced Fund paid the following fees for distributions-related services, as set forth below:

    Former Norwest Fund         Total              Fee Waived
    -------------------         -----              ----------
Growth Balanced Fund
     Class B                  $25,528               $0
     Class C                  $ 1,648               $0

    General.  The Plan will continue in effect from year to year if such
    -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan
     ---------------------------
and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

     For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown in the table below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                          Fee
     ----                                          ---
     Aggressive Balanced-Equity
       Institutional                                None

     Asset Allocation
          Class A                                   0.10%
          Class B                                   0.10%
          Class C                                   0.10%
     Growth Balanced
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
     Institutional Class                            None

     Index Allocation
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%

     Fund                                          Fee
     ----                                          ---
     LifePath Opportunity
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
          Institutional Class                       0.25%

     LifePath 2010
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
          Institutional Class                       0.25%

     LifePath 2020
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
          Institutional Class                       0.25%

     LifePath 2030
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
          Institutional Class                       0.25%

     LifePath 2040
          Class A                                   0.25%
          Class B                                   0.25%
          Class C                                   0.25%
          Institutional Class                       0.25%

     Moderate Balanced
       Institutional Class                          None

     Strategic Income
       Institutional Class                          None

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian. Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund, with the exception of the Asset Allocation, Index Allocation Fund and all the LifePath Funds. For its services as Custodian, Norwest Bank is entitled to receive a fee of 0.02% of the average daily net assets of each Fund except for the Gateway Funds. The Gateway Funds are not charged a custody fee at the Gateway level provided that they invest in Core Trust Portfolios. Barclays Global Investors, N.A. ("BGI"), located at 45 Fremont Street, 34th Floor, San Francisco, California 94105, acts as Custodian for the Asset Allocation and Index Allocation Funds. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing sub-advisory services to the Funds. IBT, located at 200 Clarendon Street, Boston, MA, acts the custodian for each of the LifePath Funds. For its services as Custodian, IBT is not entitled to receive compensation so long as it is entitled to receive custodial fees from the Master Portfolios.

     The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Index Allocation Fund for which Wells Fargo Bank serves as Fund Accountant, and the LifePath Funds for which IBT acts as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo Bank served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Index Allocation Fund during a transition period. It is anticipated that the transition period will last until April 1, 2000. If the conversion to Forum Accounting does not occur on or before March 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     With respect to the LifePath Funds, IBT is entitled to receive an annual fee of $12,000 per Fund and an annual fee of $4,500 per class of shares.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions. Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family and Norwest fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach fund family and the amounts retained by Stephens are as follows:

                                                                   Six-Month Period-
        Period Ended                  Period Ended                      Ended                Nine-Month Period Ended
          9/30/99                        3/31/98                       3/31/97                      9/30/96
          -------                        -------                       -------                      -------
    Paid         Retained          Paid         Retained         Paid         Retained         Paid          Retained
    ----         --------          ----         ---------        ----         --------         ----          --------
 $6,214,051     $2,289,826      $7,671,295       $939,892     $2,296,243      $241,806      $2,917,738       $198,664

     For the year-ended September 30, 1999, Wells Fargo Securities, Inc., an affiliated broker-dealer of the Trust retained $2,324,394.93.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:

                                           Year-Ended        Year-Ended          Year-Ended
                                            5/31/99            5/31/98             5/31/97
                                            -------            -------             -------
                                        Paid    Retained   Paid    Retained    Paid    Retained
                                        ----    --------   ----    --------    ----    --------
 Aggressive Balanced-Equity           $      0   $     0    $   0   $    0     $   0    $    0

 Growth Balanced                      $101,000   $11,000      N/A      N/A       N/A      N/A

 Moderate Balanced                    $      0   $     0    $   0   $    0     $   0    $    0

 Strategic Income                     $      0   $     0    $   0   $    0     $   0    $    0

     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return: The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                 Former Stagecoach and Stagecoach Trust Funds

     Average Annual Total Return for the Period Ended September 30, 1999/1/
     -------------------------------------------------------------------

Fund                              Inception/2/      Ten Year       Five Year      One Year
----                              ------------      --------       ---------      --------
Asset Allocation
  Class A                            12.35%          13.08%          16.53%        11.47%
  Class B                            12.20%          13.14%          16.96%        12.36%
  Class C                            12.20%          13.14%          17.16%        16.39%
  Institutional Class                  N/A             N/A             N/A           N/A

Index Allocation
  Class A                            13.75%          14.54%          19.81%        18.96%
  Class B                            13.54%          14.42%          20.14%        20.27%
  Class C                            13.55%          14.44%          20.36%        24.31%

LifePath
  Opportunity
  Class A                             6.31%            N/A            7.38%        -0.54%
  Class B                             6.80%            N/A            7.85%         0.04%
  Class C                             6.92%            N/A            8.13%         3.84%
  Institutional Class                  N/A             N/A             N/A           N/A

LifePath 2010
  Class A                            10.38%            N/A           11.91%         5.72%
                                     10.84%            N/A           12.37%         6.48%

Fund                             Inception/2/        Ten Year       Five Year      One Year
----                             ------------        --------       ---------      --------
  Class B                            10.95%            N/A           12.63%        10.49%
  Class C                              N/A             N/A             N/A           N/A
  Institutional Class

LifePath 2020V
  Class A                            13.11%            N/A           14.97%        11.00%
  Class B                            13.61%            N/A           15.50%        12.13%
  Class C                            13.70%            N/A           15.71%        16.05%
  Institutional Class                  N/A             N/A             N/A           N/A

LifePath 2030
  Class A                            15.00%            N/A           17.25%        14.23%
  Class B                            15.49%            N/A           17.78%        15.58%
  Class C                            15.57%            N/A           17.97%        19.50%
  Institutional Class                  N/A             N/A             N/A           N/A

LifePath 2040
  Class A                            17.10%            N/A           19.37%        19.23%
  Class B                            17.60%            N/A           19.90%        20.94%
  Class C                            17.68%            N/A           20.09%        24.85%
  Institutional Class                  N/A             N/A             N/A           N/A

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding
    Fund.

                              Former Norwest Funds

        Average Annual Total Return for the Period Ended May 31, 1999/1/
        -------------------------------------------------------------

Fund                             Inception/2/        Ten Year       Five Year      One Year
----                             ------------        --------       ---------      --------
Aggressive Balanced-Equity
  Institutional Class                19.47%            N/A             N/A         17.98%

Growth Balanced/3/
  Class A                            12.55%          12.06%          15.06%        13.64%
  Class B                            12.36%          11.89%          15.36%        14.70%
  Class C                            12.37%          11.91%          15.62%        18.91%
  Institutional Class

Moderate Balanced/3/
  Institutional Class                13.21%          12.74%          16.48%        20.81%

Strategic Income/3/
  Institutional Class                 9.14%           8.84%           9.99%         6.87%

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act, nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

    Cumulative Total Return. In addition to the above performance information,
    -----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                  Former Stagecoach and Stagecoach Trust Funds

       Cumulative Total Return for the Period Ended September 30, 1999/1/
       ---------------------------------------------------------------

Fund                             Inception/2/        Five Year      Three Year
----                             ------------        ---------      ----------
Asset Allocation
  Class A                           347.61%          114.84%          56.20%
  Class B                           342.19%          118.90%          59.44%
  Class C                           342.19%          120.77%          62.44%
  Institutional Class                  N/A              N/A             N/A

Index Allocation
  Class A                           339.98%          146.89%          66.19%
  Class B                           330.73%          150.33%          69.05%
  Class C                           331.23%          152.63%          72.25%

LifePath
  Opportunity
  Class A                            40.74%             N/A           19.16%
  Class B                            44.39%             N/A           21.63%
  Class C                            45.27%             N/A           24.52%
  Institutional Class                  N/A              N/A             N/A

LifePath 2010
  Class A                            73.53%             N/A           35.16%
  Class B                            77.63%             N/A           37.89%
  Class C                            78.65%             N/A           40.91%
  Institutional Class                  N/A              N/A             N/A

Fund                             Inception/2/        Five Year      Three Year
----                             ------------        ---------      ----------
LifePath 2020
  Class A                            98.95%             N/A           48.05%
  Class B                           103.95%             N/A           51.46%
  Class C                           104.81%             N/A           54.36%
  Institutional Class                  N/A              N/A             N/A

LifePath 2030
  Class A                           118.21%             N/A           56.86%
  Class B                           123.51%             N/A           60.34%
  Class C                           124.36%             N/A           63.23%
  Institutional Class                  N/A              N/A             N/A

LifePath 2040
  Class A                           141.44%             N/A           66.02%
  Class B                           147.20%             N/A           69.82%
  Class C                           148.16%             N/A           72.80%
  Institutional Class                  N/A              N/A             N/A


____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as follows: Asset Allocation Fund -- January 2, 1992; Index Allocation Fund -- April 7, 1988; LifePath Funds -- March 3, 1997. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                              Former Norwest Funds

     Cumulative Total Return for the Period Ended September 30,1999/1/
          ---------------------------------------------------------

Fund                                            Inception/2/   Ten Year    Five Year  Three Year
----                                            ---------     ----------   ---------  ----------
Aggressive Balanced-Equity
  Institutional Class                             30.43%         N/A          N/A         N/A

Growth Balanced/3/
  Class A                                        264.68%       212.21%      15.07%       50.43%
  Class B                                        338.63%       207.68%      15.36%       53.14%
  Class C                                        238.87%       208.61%      15.63%       56.40%
  Institutional Class                            265.30%       231.98%     114.49%       59.96%

Moderate Balanced/3/
  Institutional Class                            196.40%       169.90%      81.16%       44.16%

Strategic Income/3/
  Institutional Class                            147.84%       133.22%      60.98%       33.46%


____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each class may differ from the inception date of the corresponding Fund.

/3/ Prior to November 11, 1994, NIM managed a collective investment fund with investment objectives and policies that were, in all material respects, equivalent to the Fund. The performance of the Fund includes the performance of the predecessor collective investment fund for the periods before it became a mutual fund on November 11, 1994. The collective investment fund performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the 1940 Act nor subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.


    The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

    In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

    From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

    Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund;
(ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

    The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

    From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

    The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

    The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

    Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

    Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

        -----------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------
                                   FRONT-END SALES       FRONT-END SALES          DEALER
                                     CHARGE AS %           CHARGE AS %           ALLOWANCE
                 AMOUNT               OF PUBLIC           OF NET AMOUNT        AS % OF PUBLIC
              OF PURCHASE          OFFERING PRICE           INVESTED           OFFERING PRICE
        -----------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------
        Less than $50,000               5.75%                 6.10%                 5.00%
        -----------------------------------------------------------------------------------------
        $50,000 to $99,999              4.75%                 4.99%                 4.00%
        -----------------------------------------------------------------------------------------
        $100,000 to $249,999            3.75%                 3.90%                 3.00%
        -----------------------------------------------------------------------------------------
        $250,000 to $499,999            2.75%                 2.83%                 2.25%
        -----------------------------------------------------------------------------------------
        $500,000 to $999,999            2.00%                 2.04%                 1.75%
        -----------------------------------------------------------------------------------------
        $1,000,000 and over/1/          0.00%                 0.00%                 1.00%
        -----------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

    Reduced Sales Charges for Former Norwest Advantage Fund Class B
    ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General. The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes. Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.





     Foreign Shareholders. Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations. On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders. Corporate shareholders of the Funds may be eligible
     ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan. The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.




    Other Matters. Investors should be aware that the investments to be made by
    -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are eleven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The

Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999
                      -----------------------------------

                                                                     Percentage
              Fund                     Name and Address               of Class
              ----                     ----------------               --------
AGGRESSIVE BALANCED-          EMSEG & CO                                 98.61%
EQUITY FUND                   Aggressive Balanced Equity Fund
Institutional C               c/o Mutual Fund Processing
                              PO Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

ASSET ALLOCATION FUND         Wells Fargo Bank                           62.77%
Class A                       FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

Class B                       N/A

Class C                       MLPF&S For The Sole Benefit                17.98%
                                Of Its Customers
                              ATTN: Mutual Fund Administration
                              4800 Deer Lake Drive East 3rd Floor
                              Jacksonville, FL 32246-6484

                                                                     Percentage
              Fund                     Name and Address               of Class
              ----                     ----------------               --------
Institutional Class           Wells Fargo Bank TTEE                      42.97%
                              ChoiceMaster
                              ATTN: Mutual Funds A88-4
                              PO Box 9800
                              Calabasas, CA 91372-0800

                              HEP & CO                                   38.43%
                              ATTN: MF Dept. A88-4
                              PO Box 9800
                              Calabasas, CA 91372-0800

GROWTH BALANCED FUND
Class A                       Colorado State Bank & Trust                13.97%
                              Custodian for the IRA of Harley G.
                              Higbie, Jr.
                              1600 Broadway
                              Denver, CO 80202-4927

Class B                       N/A

Class C                       Norwest Investment Services, Inc.          17.40%
                              FBO 710886111
                              Northstar Building East - 9th Floor
                              608 Second Avenue South
                              Minneapolis, MN 55479-0162

                              Norwest Investment Services, Inc.           9.35%
                              FBO 705690741
                              Northstar Building East - 9th Floor
                              608 Second Avenue South
                              Minneapolis, MN 55402-1916

                              EMJAYCO                                     8.88%
                              Omnibus Account
                              17909 PO Box
                              Milwaukee, WI 53217-0909

Institutional Class           EMSEG & CO                                 89.92%
                              Growth Balanced Fund I
                              C/O Mutual Fund Processing
                              PO Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

                                                                                      Percentage
              Fund                               Name and Address                      of Class
              ----                               ----------------                      --------
INDEX ALLOCATION FUND
Class A                       MLPF&S For The Sole Benefit Of Its Customers                11.39%
                              ATTN: Mutual Fund Administration
                              4800 Deer Lake Drive East, 3rd Floor
                              Jacksonville, FL 32246-6484

                              Charles Schwab & Co., Inc. Special                           5.30%
                              Custody A/C For Benefit of Customers -
                              Reinvest
                              ATTN: Mutual Funds
                              101 Montgomery Street
                              San Francisco, 94104-4122

                              Stephens, Inc.                                               5.23%
                              Seed Money
                              ATTN: Accounting
                              111 Center Street
                              Little Rock, AR 72201-4402

Class B                       N/A

Class C                       MLPF&S For The Sole Benefit Of Its Customers                20.44%
                              ATTN: Mutual Fund Administration
                              4800 Deer Lake Drive East, 3rd Floor
                              Jacksonville, FL 32246-6484

LIFEPATH OPPORTUNITY FUND
Class A                       Wells Fargo Bank                                            18.50%
                              FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

Class B                       N/A

Class C                       MLPF&S For The Sole Benefit Of Its Customers                 7.08%
                              ATTN: Mutual Fund Administration
                              4800 Deer Lake Drive East, 3rd Floor
                              Jacksonville, FL 32246-6484

                              Dean Witter For The Benefit of Mario                         6.07%
                              Crivello Trustee of the Sam and Isabella
                              Crivello
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                                                                                      Percentage
       Fund                                      Name and Address                      of Class
       ----                                      ----------------                      --------
LIFEPATH 2010 FUND
Class A                       Wells Fargo Bank                                            25.25%
                              FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

                              Wells Fargo Bank TTEE                                        5.63%
                              FBO Choicemaster
                              ATTN: Mutual Funds
                              PO Box 9800
                              Calabasas, CA 91372-0800

Class B                       N/A

Class C                       Dean Witter For The Benefit of Wells Fargo                  11.74%
                              Bank Loan Collateral
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter For The Benefit of Wells Fargo                   9.10%
                              QRP Custodian FBO
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              NFSC FEBO #CM5-600741                                        7.48%
                              David Lazer P/ADM
                              David Lazer Inc. Empl. Ret. Tr.
                              PO Box 1056
                              Southampton, NY 11969-1056

                              MLPF&S For The Sole Benefit Of Its Customers                 6.20%
                              ATTN: Mutual Fund Administration
                              4800 Deer Lake Drive East, 3rd Floor
                              Jacksonville, FL 32246-6484

                              Dean Witter For The Benefit Of Bay Area                      5.10%
                              Circuits, Inc.
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

LIFEPATH 2020 FUND
Class A                       Wells Fargo Bank                                            26.58%
                              FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

                                                                                      Percentage
              Fund                               Name and Address                      of Class
              ----                               ----------------                      --------
Class B                       N/A

Class C                       Dean Witter For The Benefit of Richard                      10.53%
                              Branning and
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter For The Benefit of Robert W.                    10.52%
                              Simpson TTEE FBO
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter For The Benefit of Americans for                6.20%
                              Armenians
                              ATTN: George Rassam and
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter For The Benefit of John D. Hurd                 5.33%
                              and
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

LIFEPATH 2030 FUND
Class A                       Wells Fargo Bank                                            30.40%
                              FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

Class B                       N/A

Class C                       Terry E. Hedemark & Susan C. Hedemark JTTEN                 14.31%
                              3248 Catawba Dr.
                              Cameron Park, CA 95682-7643

                              EMJAYCO                                                     12.31%
                              Omnibus Account
                              PO Box 17909
                              Milwaukee, WI 53217-0909

                              Dean Witter for the Benefit of Beverly G.                   11.87%
                              Stern
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                                                                                      Percentage
              Fund                               Name and Address                      of Class
              ----                               ----------------                      --------
                              NFSC FEBO #EBP-229806                                       11.12%
                              Ellen Jaffee Cawthorne
                              36 Gates Place
                              Wayne, NJ 07470-3217

                              Dean Witter for the Benefit of Alexan                       10.33%
                              Koundakjian &
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter for the Benefit of Ernest D.                     7.38%
                              Chapman & Edith M. Chapman CO-TTEES
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

LIFEPATH 2040 FUND
Class A                       Wells Fargo Bank                                            32.43%
                              FBO Retirement Plans Omnibus
                              PO Box 63015
                              San Francisco, CA 94163-0001

Class B                       N/A

Class C                       Dean Witter for the Benefit of Cynthia                      14.23%
                              Genera Orlandi TTEE of TI
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter for the Benefit of Paolo Orlandi                14.23%
                              TTEE of the
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

                              Dean Witter for the Benefit of Anthony Zack                  6.89%
                              and
                              PO Box 250 Church Street Station
                              New York, NY 10008-0250

MODERATE BALANCED FUND
Institutional Class           EMSEG & CO                                                  88.70%
                              Moderate Balanced I
                              C/O Mutual Fund Processing
                              PO Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

                                                              Percentage
       Fund                       Name and Address             of Class
       ----                       ----------------             --------
STRATEGIC INCOME FUND
Institutional Class           EMSEG & CO                          90.02%
                              Strategic Income I
                              C/O Mutual Fund Processing
                              PO Box 1450 NW 8477
                              Minneapolis, MN 55485-1450

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the years ended February 28, 1999 and May 31, 1999, respectively, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated November 8, 1999

                            DISCIPLINED GROWTH FUND
                            DIVERSIFIED EQUITY FUND

                          DIVERSIFIED SMALL CAP FUND

                              EQUITY INCOME FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND

                                  GROWTH FUND
                              GROWTH EQUITY FUND
                                  INDEX FUND
                           INTERNATIONAL EQUITY FUND
                              INTERNATIONAL FUND
                           LARGE COMPANY GROWTH FUND

                             SMALL CAP GROWTH FUND
                         SMALL CAP OPPORTUNITIES FUND
                             SMALL CAP VALUE FUND
                           SMALL COMPANY GROWTH FUND

          Class A, Class B, Class C, Class O and Institutional Class


      Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about sixteen funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Disciplined Growth, Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Equity Value, Growth, Growth Equity, Index, International Equity, International, Large Company Growth, Small Cap Growth, Small Cap Opportunities, Small Cap Value and Small Company Growth Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Disciplined Growth, Index, Small Cap Value and Small Company Growth Funds, which only offer Institutional Class shares. The Diversified Equity, Equity Income, Equity Value, Growth Equity, International Equity, Large Company Growth and Small Cap Growth Funds also offer Class C shares and the Equity Index Fund also offers Class O shares. The Diversified Equity, Diversified Small, Equity Income, Equity Value, Growth, Growth Equity, International, International Equity, Large Company Growth, Small Cap Opportunities and Small Cap Growth Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Historical Fund Information...............................................   1

Investment Policies.......................................................   4

Additional Permitted Investment Activities and Associated Risks...........   6

Management................................................................  24

Performance Calculations..................................................  42

Determination of Net Asset Value..........................................  51

Additional Purchase and Redemption Information............................  52

Portfolio Transactions....................................................  53

Fund Expenses.............................................................  54

Federal Income Taxes......................................................  55

Capital Stock.............................................................  59

Other.....................................................................  71

Counsel...................................................................  72

Independent Auditors......................................................  72

Financial Information.....................................................  74

Appendix.................................................................. A-1

                          HISTORICAL FUND INFORMATION


     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of Wells Fargo Funds Trust (the "Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.


     The Funds described in this Statement of Additional Information were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.


     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.


---------------------------------------------------------------------------------------------------------
               Wells Fargo Funds                                     Predecessor Funds
---------------------------------------------------------------------------------------------------------
Disciplined Growth Fund                           Norwest Performa Disciplined Growth Fund
---------------------------------------------------------------------------------------------------------
Diversified Equity Fund                           Norwest Diversified Equity Fund
---------------------------------------------------------------------------------------------------------
Diversified Small Cap Fund                        Norwest Diversified Small Cap Fund
---------------------------------------------------------------------------------------------------------
Equity Income Fund                                Norwest Income Equity Fund
---------------------------------------------------------------------------------------------------------
Equity Index Fund                                 Stagecoach Equity Index Fund
---------------------------------------------------------------------------------------------------------
Equity Value Fund                                 Stagecoach Equity Value Fund
---------------------------------------------------------------------------------------------------------
Growth Fund                                       Stagecoach Growth Fund
---------------------------------------------------------------------------------------------------------
Growth Equity Fund                                Norwest Growth Equity Fund
---------------------------------------------------------------------------------------------------------
Index Fund                                        Norwest Index Fund
---------------------------------------------------------------------------------------------------------
International Fund                                Norwest International Fund
---------------------------------------------------------------------------------------------------------
International Equity Fund                         Stagecoach International Equity Fund
---------------------------------------------------------------------------------------------------------
Large Company Growth Fund                         Norwest Large Company Growth Fund
---------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                             Stagecoach Small Cap Fund
---------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                      Norwest Small Cap Opportunities Fund
---------------------------------------------------------------------------------------------------------
Small Cap Value Fund                              Norwest Performa Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
Small Company Growth Fund                         Norwest Small Company Growth Fund
---------------------------------------------------------------------------------------------------------


     The Disciplined Growth Fund commenced operations on November 8, 1999, as successor to the Performa Disciplined Growth Fund of Norwest. The predecessor Norwest Performa Disciplined Growth Fund commenced operations on October 15, 1997.


     The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997.

     The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Stagecoach Diversified Equity Income Fund commenced operations on November 18, 1997 and the predecessor Norwest Income Equity Fund commenced operations on November 11, 1994. For accounting purposes, the Norwest Income Equity predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."

     The Equity Value Fund commenced operations on November 8, 1999, as successor to the Equity Value Fund of Stagecoach. The predecessor Stagecoach Equity Value Fund was originally organized on July 1, 1990 as the Pacifica Equity Value Fund, an investment portfolio of Pacifica Funds Trust. On September 6, 1996, the Pacifica Equity Value Fund was reorganized as the Stagecoach Equity Value Fund.

     The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund commenced operations on January 1, 1992, and the predecessor Norwest Value Growth Stock Fund commenced operations on January 8, 1999. For accounting purposes, the Stagecoach Growth predecessor portfolio is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

     The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

     The International Fund commenced operations on November 8, 1999, as successor to the International Fund of Norwest. The predecessor Norwest International Fund commenced operations on July 15, 1989.

     The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund commenced operations on September 16, 1996 and the predecessor Stagecoach Strategic Growth Fund commenced operations on March 5, 1996. The predecessor Norwest Small Company Stock Fund commenced operations on December 31, 1993. For accounting purposes, the Stagecoach Small Cap predecessor portfolios is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

     The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993.

     The Small Cap Value Fund commenced operations on November 8, 1999, as successor to the Performa Small Cap Value Fund of Norwest. The predecessor Norwest Performa Small Cap Value Fund commenced operations on October 15, 1997.

     The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

                              INVESTMENT POLICIES


     Fundamental Investment Policies
     -------------------------------


     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------


     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.


     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.


     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



     General
     -------


     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Bank Obligations
     ----------------


     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Borrowing
     ---------


     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------


     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------


     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts
     ----------------------------------------------------

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the Advisor's expectations. If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the Advisor determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).



  The Advisor uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objectives, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay additional variation margin until the position is closed.

     The Funds may also purchase options on futures contracts. See "Options Trading" below.

     Small Cap Opportunities Fund - Options and Futures Contracts. Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge ("Hedging Instruments"). When hedging to attempt to protect against declines in the market value of the Fund's securities, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

     The Fund may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

     The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     Purchasing Calls and Puts. The Small Cap Opportunities Fund may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or
(3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

     When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

     Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

     Stock Index Futures. The Small Cap Opportunities Fund may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

     No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds can invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Advisor, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Advisor's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     The Funds may also purchase options on Currency Futures. See "Options Trading" below.

     Options Trading. The Funds, except the Diversified Small Cap Fund, Equity Income Fund, Growth Equity Fund, International Fund, Large Company Growth Fund and Small Company Growth Fund, may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which certain Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Emerging Market Securities
     --------------------------

     The Funds, except for the Equity Index Fund and the Index Fund, may invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the

International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds, except the International Fund and the International Equity Fund, may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ----------------------------------

     The Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of a Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Mortgage-Related and Other Asset-Backed Securities
     --------------------------------------------------

     The Funds, except the Equity Index Fund, Equity Value Fund, Growth Fund, Index Fund, International Equity Fund and Small Cap Growth Fund, may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.
Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Closed-End Investment Companies
     -------------------------------

     The Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the Advisor's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

     Participation Interests
     -----------------------

     The Funds may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities
     ---------------------------

     The Funds, except the Disciplined Growth Fund, the Small Cap Value Fund and the Small Company Growth Fund, may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Small Company Securities
     ------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officer[s] of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                        Principal Occupations
Name, Age and Address                Position           During Past 5 Years
---------------------                --------           -------------------
*Robert C. Brown, 65                 Trustee,           Director, Federal Farm Credit Banks Funding
1431 Landings Place                  Secretary and      Corporation and Farm Credit System Financial
Sarasota, FL 34231                   Treasurer          Assistance Corporation since February 1993.

Donald H. Burkhardt, 70              Trustee            Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                  Trustee            Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56                   Trustee            Business Associate Professor, Wake Forest
321 Beechcliff Court                                    University, Calloway School of Business and
Winston-Salem, NC  27104                                Accountancy since 1994; previously Associate
                                                        Professor of Finance.

Peter G. Gordon, 56                  Trustee            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                          Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72                Trustee and        Private Investor.
31 Dellwood Court                    President
San Rafael, CA  94901

Richard M. Leach, 63                 Trustee            President of Richard M. Leach Associates (a
P.O. Box 1888                                           financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                 Trustee            Private Investor/Real Estate Developer;
Four Beaufain Street                                    Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 45                 Trustee            Senior Counselor to the public relations firm
500 North State Street                                  of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                        Fellow at the Humphrey Institute, Minneapolis,
                                                        Minnesota (a public policy organization) since
                                                        January 1995.

Donald C. Willeke, 58                Trustee            Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN  55403





     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  Subject to the general supervision of the Board, Wells
     ------------------
Fargo Bank provides investment advisory services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategies and performance of each Fund.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; (ii) gateway feeder Funds that invest in a single corresponding core portfolio of Wells Fargo Core Trust ("Core Trust") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                   Annual Rate
Stand-Alone Funds                        (as a percentage of net assets)
-----------------                        -------------------------------
Equity Index                                          0.25%
Equity Value                                          0.75%
Growth                                                0.75%
International Equity                                  1.00%
Small Cap Growth                                      0.90%
Small Cap Opportunities                               0.90%

     As described in the second category above, the gateway feeder Funds (the "Gateway Funds") each invest 100% of their assets in a single respective core portfolio of Core Trust. Because the Gateway Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the Gateway Funds to either invest in more than one core portfolio of Core Trust or to convert to a stand-alone Fund with a direct advisory relationship, the following Funds have a "dormant" advisory arrangement with Wells Fargo Bank. Under the dormant advisory arrangement, Wells Fargo Bank will receive no advisory fees as long as the Gateway Fund invest all (or substantially all) of its assets in one core portfolio of Core Trust. In the event that the Gateway Fund converts into a gateway blended Fund as described above, Wells Fargo Bank as advisor would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Wells Fargo Bank to the Core Trust portfolio in which the Gateway Fund invests.

                              Active           Dormant Asset    Pass-through
Gateway Feeder Fund        Advisory Fees     Allocation Fees*   Advisory Fees**
-------------------        -------------     ----------------   ---------------
Disciplined Growth             0.00%                0.25%              0.75%
Equity Income                  0.00%                0.25%              0.75%
Index                          0.00%                0.25%              0.15%
International                  0.00%                0.25%              1.00%
Large Company Growth           0.00%                0.25%              0.75%
Small Cap Value                0.00%                0.25%              0.90%
Small Company Growth           0.00%                0.25%              0.90%

____________________

* Represents the proposed advisory fee payable to Wells Fargo Bank as Advisor if the Fund converts into a gateway blended Fund.

** Represents the advisory fee payable to Wells Fargo as advisor to the Fund of Core Trust. This would be the proposed advisory fee payable to Wells Fargo Bank as advisor if the Fund converts into a stand-alone Fund.

     As described in the third category above, the following gateway blended Funds invest their respective assets in two or more Funds of Core Trust. For these Funds, Wells Fargo Bank determines the core portfolios of Core Trust in which each gateway blended Fund invests and the percentage allocation that each gateway blended Fund would make to each core portfolio. For these asset allocation services, Wells Fargo Bank is entitled to receive a fee as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

                                  Advisory Fees               Core Level
Gateway Blended Funds   (Maximum Asset Allocation Fees)  Dormant Advisory Fees*
---------------------   -------------------------------  ----------------------
Diversified Equity               0.25%                            0.72%
Diversified Small Cap            0.25%                            0.87%
Growth Equity                    0.25%                            0.97%

_________________

* Because the gateway blended Funds invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

     For the periods indicated below, the following Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                 Year-Ended
                                  9/30/99
                                  -------
              Fund                Fees Paid          Fees Waived
              ----                ---------          -----------
     Equity Index                $1,647,319           $1,035,373
     Equity Value                $1,375,903           $1,320,099
     Growth                      $1,923,826           $1,841,878
     International Equity        $  690,372           $  463,889
     Small Cap Growth            $  453,180           $  317,403

                              Six-Month                                                      Six-Month
                             Period-Ended                  Year-Ended                       Period-Ended
                               9/30/98                       3/31/98                          3/31/97
                               -------                       -------                          -------
Fund                    Fees Paid     Fees Waived    Fees Paid      Fees Waived      Fees Paid      Fees Waived
----                    ---------     -----------    ---------     -----------       ---------      -----------
Equity Index             $572,998     $158,503      $ 1,638,127     $   288,393     $  933,498*        $   0*
Equity Value             $843,996     $      0      $ 1,286,783     $    95,512     $  557,096         $   0
Growth                   $969,698     $      0      $ 1,753,825     $    44,284     $  782,529         $   0
International Equity**   $238,297     $ 83,843      $   145,743     $   111,696            N/A           N/A
Small Cap Growth         $288,703     $ 10,004      $   169,949***  $   227,120***  $   89,707***      $   0***

____________________
* For the period between April 29, 1996 and December 15, 1997, amounts represent advisory fees paid by the Master Portfolio on behalf of the Fund as described below.

** These amounts indicate fees paid since September 24, 1997, the commencement date.

*** These amounts reflect fees allocated from the Master Portfolio for the Fund as described below.

       Equity Index Fund. Prior to April 29, 1996, the Equity Index Fund
       -----------------
invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, which had an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

       For the nine-month period ended September 30, 1996, the Fund paid $1,249,048 to Wells Fargo Bank in advisory fees, without waivers. For the period between April 29, 1996 and December 15, 1997, a portion of these fees represent advisory fees paid by the Master Portfolio on behalf of the Fund.

       Small Cap Growth Fund.  Prior to December 12, 1997, the Stagecoach Small
       ---------------------
Cap Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Stagecoach Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

                             Former Norwest Funds

       For the periods indicated below, the following Funds paid to NIM, which is now merged into a wholly owned investment advisory subsidiary of Wells Fargo Bank, the following advisory fees and NIM waived the indicated amounts:

                                       Year-Ended                     Year-Ended                     Year-Ended
                                         5/31/99                        5/31/98                        5/31/97
                                       ----------                      ----------                    ----------
Fund                                Fees           Fees            Fees           Fees            Fees            Fees
                                    Paid          Waived           Paid          Waived           Paid           Waived
                                    ----          ------          -----          ------           ----           ------
Disciplined Growth*               $        0     $        0      $   29,904     $        0            N/A             N/A
Diversified Equity                $3,114,665     $1,122,346      $9,600,889     $1,443,556     $6,874,776        $      0
Diversified Small Cap             $        0     $   87,077      $   19,899     $    5,712     $      N/A        $    N/A
Equity Income*                    $   27,000     $   14,549      $5,115,544     $        0     $1,906,693        $      0
Growth Equity                     $2,425,572     $        0      $9,032,101     $  410,824     $7,205,405        $      0

Index*                            $        0     $        0      $  915,590     $        0     $  350,754        $212,327
International*                    $  680,154     $        0      $1,474,967     $   75,568     $  812,485        $      0
Large Company Growth*             $        0     $        0      $1,153,835     $        0     $  651,110        $      0
Small Cap Opportunities           $        0     $        0      $1,161,941     $        0     $      N/A             N/A
Small Cap Value*                  $        0     $        0      $   15,710     $        0            N/A             N/A
Small Company Growth*             $        0     $        0      $6,198,447     $        0     $3,513,581        $      0

--------------------
* Represents investment advisory fees paid to NIM as the advisor of the core portfolio of Core Trust.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors.  Wells Fargo Bank has engaged Wells Capital
     -----------------------
Management Incorporated ("WCM"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), and Schroder Investment Management Inc. North America ("Schroder") to serve as investment sub-advisors to the stand-alone Funds of the Trust and the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trusts' Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trusts, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Wells Fargo Bank and the Trusts' Board of Trustees and officers may reasonably request.

     As compensation for sub-advisory services to the core portfolios of Core Trust, WCM, Peregrine, Smith and Schroder are each entitled to receive the following fees:

--------------------------------------------------------------------------
Core Portfolio          Sub-Advisor  Fees
--------------------------------------------------------------------------
Disciplined Growth      Smith                   0-175M          0.35%
                                              175-225M             0
                                              225-500M          0.25%
                                     greater than 500M          0.20%
--------------------------------------------------------------------------
Equity Income           WCM                     0-200M          0.25%
                                              200-400M          0.20%
                                     greater than 400M          0.15%

--------------------------------------------------------------------------
Index                   WCM                     0-200M          0.02%
                                     greater than 200M          0.01%
--------------------------------------------------------------------------
International           Schroder                0-100M          0.45%
                                              100-200M          0.35%
                                              200-600M          0.20%
                                     greater than 600M         0.185%

--------------------------------------------------------------------------
International Equity    WCM                     0-200M          0.35%
                                              200-400M          0.25%
                                     greater than 400M          0.15%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Large Company              Peregrine                0-25M      0.75%
   Growth                                          25-50M      0.60%
                                                  50-275M      0.50%
                                        greater than 275M      0.30%

--------------------------------------------------------------------------
Small Cap Index            WCM                     0-200M      0.02%
                                        greater than 200M      0.01%

--------------------------------------------------------------------------
Small Cap Value            Smith                   0-110M      0.45%
                                                 110-150M         0%
                                                 150-300M      0.30%
                                        greater than 300M      0.25%

--------------------------------------------------------------------------
Small Company              Peregrine                0-50M      0.90%
   Growth                                         50-180M      0.75%
                                                 180-340M      0.65%
                                                 340-685M      0.50%
                                                 685-735M      0.52%
                                        greater than 735M      0.55%

--------------------------------------------------------------------------
Small Company              Peregrine               0-200M      0.50%
   Value                                greater than 200M      0.75%

--------------------------------------------------------------------------

     Wells Fargo Bank has engaged WCM and Schroder as investment sub-advisors for the stand-alone Funds listed below of the Trust. For providing sub-advisory services, WCM or Schroder is entitled to receive fees as described below.

--------------------------------------------------------------------------
Fund                        Sub-Advisor   Fee
--------------------------------------------------------------------------
Equity Index                WCM                      0-200M      0.02%
                                          greater than 200M      0.01%
--------------------------------------------------------------------------
Equity Value                WCM                      0-200M      0.25%
                                                   200-400M      0.20%
                                          greater than 400M      0.15%

--------------------------------------------------------------------------
Growth                      WCM                      0-200M      0.25%
                                                   200-400M      0.20%
                                          greater than 400M      0.15%

--------------------------------------------------------------------------
International Equity        WCM                      0-200M      0.35%
                                                   200-400M      0.25%
                                          greater than 400M      0.15%

--------------------------------------------------------------------------
Small Cap Growth            WCM                      0-200M      0.25%
                                                   200-400M      0.20%
                                          greater than 400M      0.15%

--------------------------------------------------------------------------
Small Cap Opportunities     Schroder                             0.60%
--------------------------------------------------------------------------

     Equity Index Fund. Barclays Global Fund Advisors ("BGFA") served as
     -----------------
investment sub-advisor to the predecessor Stagecoach Equity Index Fund.

     As compensation for its sub-advisory services, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $500 million of the Fund's average daily net assets and 0.01% of net assets over $500 million. This fee was paid by Wells Fargo Bank or directly by the Fund. For sub-advisory fees paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees were reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, was entitled to receive the fee described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Master Portfolio's average daily net assets plus an annual payment of $40,000.

     Administrator. The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15%, of the average daily net assets on an annual basis of each Fund.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the Administrator(s) by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization, on the same terms as are currently in effect. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received a monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Wells Fargo Bank.

     For the periods indicated below, the following Funds paid the following dollar amount as administration fees:

                                                 Year-Ended
                                                  9/30/99
                                                  -------
    Fund                     Paid          Waived      Wells Fargo   Stephens
    ----                     ----          ------      -----------   --------
    Equity Index            $680,944      $680,944    $417,374      $263,570
    Equity Value            $270,800      $270,800    $160,728      $110,072
    Growth                  $424,913      $424,923    $257,541      $167,382
    International Equity    $ 25,677      $ 25,677    $ 48,462      $ 25,677
    Small Cap Growth        $ 69,322      $ 69,322    $ 39,110      $ 30,212

                                            Six-Month
                                           Period Ended
                                              9/30/98
                                              -------
    Fund                      Paid        Waived     Wells Fargo    Stephens
    ----                      ----        ------     -----------    --------
Equity Index                $203,041      $ 1,779      $88,073      $116,747
Equity Value                $118,003      $   157      $50,741      $ 67,262
Growth                      $145,471      $ 2,291      $62,553      $ 82,918
International Equity        $ 19,247      $12,541      $ 8,276      $ 10,971
Small Cap Growth            $ 22,244      $12,605      $ 9,565      $ 12,679

                                            Year-Ended
                                             3/31/98
                                             -------

    Fund                    Total            Wells Fargo        Stephens
    ----                    -----            -----------        --------
Equity Index                $306,855          $205,593          $101,262
Equity Value                $170,979          $114,556          $ 56,423
Growth                      $238,706          $159,933          $ 78,773
International Equity*       $ 22,395          $ 15,005          $  7,390
Small Cap Growth            $ 41,139          $ 27,563          $ 13,576

_______________
* These amounts reflect fees paid from September 24, 1997, the Fund's commencement date, until March 31, 1998.

                                                  Six-Month
                                                 Period Ended
                                                   3/31/97
                                                   -------
   Fund                         Total             Wells Fargo      Stephens
   ----                         -----             ----------       --------
Equity Index                    $80,775           $16,155          $64,620
Equity Value                    $59,479           $11,896          $47,583
Growth                          $64,992           $12,998          $51,994
Small Cap Growth                $ 8,027*          $ 1,605*         $ 6,422*

__________________
* These amounts reflect fees allocated from the Master Portfolio for the Small Cap and Strategic Growth Fund.

                             Former Norwest Funds

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees:

                                      Year-Ended                       Year-Ended                        Year-Ended
                                       5/31/99                           5/31/98                           5/31/97
                                      ----------                       ----------                        ----------
                                    Fees             Fees             Fees           Fees              Fees             Fees
                                    ----             ----             ----           ----              ----             ----
Fund                                Paid            Waived            Paid           Waived            Paid            Waived
----                                ----            ------            ----           ------            ----            ------
Disciplined Growth                $  2,504         $ 18,270         $      0       $    3,151              N/A              N/A
Diversified Equity                $224,046         $199,656         $783,790       $1,033,609         $      0         $882,175
Diversified Small Cap             $  9,749         $  7,667         $      0       $    2,294              N/A              N/A
Equity Income                     $344,522         $402,542         $      0       $  614,403         $      0         $223,044
Growth Equity                     $104,378         $380,736         $      0       $  817,903         $      0         $560,498
Index                             $ 66,842         $402,956         $      0       $  460,858         $      0         $213,759
International                     $941,855         $ 10,361         $604,247       $    4,466         $166,438         $  7,005
Large Company Growth              $      0         $280,450         $      0       $  127,981         $      0         $ 87,896
Small Cap Opportunities           $627,508         $ 98,591         $167,854       $   40,352         $      0         $ 26,726
Small Cap Value                   $  6,058         $      0         $      0       $    1,563              N/A              N/A
Small Company Growth              $ 51,168         $241,848         $      0       $  383,589         $ 19,110         $185,644

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens up to 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor.

                            Former Stagecoach Funds

     The predecessor Stagecoach Funds had retained Stephens as their Distributor. For the year ended September 30, 1999, Stephens received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

               Fund                          Total
               ----                          -----
               Equity Index                 $348,566
                 Class B

               Equity Value
                 Class B                    $542,815
                 Class C                    $  8,683

               Growth
                 Class B                    $421,532

               Fund                          Total
               ----                          -----
               International Equity
                 Class B                    $266,018
                 Class C                    $  2,161

               Small Cap Growth
                   Class B                  $115,809
                   Class C                  $ 10,995

                             Former Norwest Funds

     The predecessor Norwest Funds had retained Forum as their Distributor. For the year ended May 31, 1999, Forum received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

                                                          Distribution   Distribution
                                                              Fee            Fee
Fund                                             Total      Payable        Waiver
----                                             -----      -------        ------
Diversified Equity
  Class B                                     $954,051       $954,051      $        0
  Class C                                          N/A            N/A             N/A

Diversified Small Cap
  Class B

Equity Income
  Class B                                     $836,884       $836,884      $        0
  Class C                                          N/A            N/A             N/A

Growth Equity
  Class B                                     $175,451       $175,451      $        0

International
  Class B                                     $ 20,211       $ 20,211      $        0

Large Company Growth
  Class B                                          N/A            N/A            N/A
  Class C

Small Cap Opportunities
  Class B                                     $ 48,792       $ 48,792      $       0

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

Fund                               Fee
----                               ---
Disciplined Growth
  Institutional                     N/A

Diversified Equity
  Class A                          0.25%
  Class B                          0.25%
  Class C                          0.25%
  Institutional Class               N/A

Diversified Small Cap
  Class A                          0.25%
  Class B                          0.25%
  Institutional Class              0.10%

Equity Income
  Class A                          0.25%
  Class B                          0.25%
  Class C                          0.25%
  Institutional Class               N/A

Equity Index
  Class A                          0.25%
  Class B                          0.25%
  Class O                          0.20%

Equity Value
  Class A                          0.25%
  Class B                          0.25%
  Class C                          0.25%
  Institutional Class               N/A

Fund                               Fee
----                               ---
Growth
  Class A                          0.25%
  Class B                          0.25%
  Institutional Class               N/A

Growth Equity
  Class A                          0.25%
  Class B                          0.25%
  Institutional Class               N/A

Index
  Institutional Class               N/A

International
  Class A                          0.25%
  Class B                          0.25%
  Institutional Class               N/A

International Equity
  Class A                          0.25%
  Class B                          0.25%
  Class C                           N/A
  Institutional Class

Large Company Growth
  Class A                          0.25%
  Class B                          0.25%
  Class C                          0.25%
  Institutional Class               N/A

Small Cap Growth
  Class A                          0.25%
  Class B                          0.25%
  Class C                          0.25%
  Institutional Class              0.10%

Small Cap Opportunities
  Class A                          0.25%
  Class B                          0.25%
  Institutional Class              0.10%

Fund                               Fee
----                               ---
Small Cap Value
  Institutional Class              0.10%

Small Company Growth
  Institutional Class              0.10%


     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund except for the International Equity Fund for which Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian. The custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Norwest Bank is entitled to receive 0.02% of the average daily net assets of each Fund except the Gateway Funds. The Gateways Funds are not charged a custody fee at the Gateway level, provided that they remain Gateway Funds and Norwest Bank receives custodial fees for the Core Trust Portfolios. With respect to the International Equity Fund, IBT is entitled to receive a domestic custody fee of 0.01% of the average daily net assets of the Fund and transaction fees and basis point fees depending on the county in which the foreign assets are held.


     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Equity Index, Equity Value and International Equity Funds for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Funds mentioned above during a transition period. It is anticipated that the transition period will last until April 1, 2000, by which time Forum Accounting will be serving as Fund Accountant for all of the Funds.

     If the conversion to Forum Accounting does not occur on or before April 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.


     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).


     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.


     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach Fund family and Norwest Fund family.


     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach Fund family and the amounts retained by Stephens are as follows:


        Period-Ended                   Period-Ended                 Period-Ended
          9/30/99                         9/30/98                      9/30/97
        ------------                   ------------                 -------------
     Paid           Retained       Paid           Retained       Paid           Retained
     ----           --------       ----           --------       ----           --------
     $6,214,051     $2,289,826     $6,146,848     $1,684,758     $4,527,472     $508,825



     For the year-ended September 30, 1999, Wells Fargo Securities, Inc., an affiliated broker-dealer of the Trust retained $2,324,394.93.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:

                                      Year-Ended             Year-Ended                  Year-Ended
                                        5/31/99                5/31/98                     5/31/97
                                      ----------             ----------                  ----------
                                Paid         Retained       Paid       Retained      Paid           Retained
                                ----         --------       ----       --------      ----           --------
Diversified Equity
   Class A                      $  611,000  $      0        $853,000   $70,000       $485,324       $8,286
Diversified Small Cap
   Class A                      $   10,000  $      0          N/A         N/A          N/A            N/A

Equity Income
   Class A                      $  720,000  $ 44,000        $692,000   $69,000       $320,385       $1,121

Growth Equity
   Class A                      $   66,000  $  4,000        $173,000   $17,000       $175,495       $5,347

International
   Class A                      $   15,000  $  1,000        $ 12,000   $ 1,000       $  8,728       $  874

Large Company Growth
   Class A                      $2,227,000  $142,000          N/A         N/A          N/A            N/A

Small Cap Opportunity
   Class A                      $   21,000  $      0        $148,000   $12,000       $ 11,604       $1,178

Small Company Growth
   Class A                      $   23,000  $  2,000        $ 28,000   $ 3,000       $ 23,419       $2,335

     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                             Former Norwest Funds

     Average Annual Total Return for the Applicable Period Ended May 31,
     -------------------------------------------------------------------
                                 1999/1/
                                 -------

                                                            Ten       Five       One
                                         Inception/2/      Year       Year       Year
                                         ------------      ----       ----       ----
Disciplined Growth
  Institutional                               8.52%         N/A        N/A        9.29 %

Diversified Equity
  Class A                                    16.67 %       15.75%     19.81%      8.46 %
  Class B                                    16.45 %       15.58%     20.25%     10.24 %
  Class C                                     N/A           N/A        N/A        N/A
  Institutional Class                        17.33 %       16.44%     21.24%     15.08 %

Diversified Small Cap
  Class A                                   (11.04)%        N/A        N/A      (19.42)%
  Class B                                   (10.39)%        N/A        N/A      (18.35)%
  Institutional Class                        (7.25)%        N/A        N/A      (14.54)%

Equity Income
  Class A                                    16.76 %       15.98%     21.13%      8.15 %
  Class B                                    16.57 %       15.80%     22.59%      9.90 %
  Class C                                    16.56 %       15.80%     22.65%     13.79 %
  Institutional Class                        17.44 %       16.67%     23.58%     14.75 %

                                                            Ten       Five      One
                                         Inception/2/      Year       Year      Year
                                         ------------      ----       ----      --------
Growth Equity
  Class A                                   15.09 %        14.88%     15.35%     1.39 %
  Class B                                   14.93 %        14.70%     15.75%     2.78 %
  Class C                                   15.01 %        14.79%     16.04%     7.63 %
  Institutional Class                       15.77 %        15.55%     16.72%     7.60 %

Index
  Institutional Class                       16.02 %        17.45%     25.24%    20.57 %

International
  Class A                                    7.35 %         8.27%      6.57%    (7.03)%
  Class B                                    7.01 %         8.02%      6.71%    (5.90)%
  Institutional Class                        7.81 %         8.83%      7.67%    (1.32)%

Large Company Growth
  Class A                                   17.05 %        19.73%     26.36%    31.80 %
  Class B                                   16.61 %        19.57%     26.89%    35.02 %
  Institutional Class                       17.48 %        20.45%     27.89%    39.96 %

Small Cap Opportunities
  Class A                                   15.83 %          N/A      15.74%   (18.03)%
  Class B                                   16.06 %          N/A      16.14%   (17.19)%
  Institutional Class                       17.03 %          N/A      17.13%   (13.02)%

Small Cap Value
  Institutional Class                      (12.50)%          N/A        N/A    (20.77)%

Small Company Growth
  Institutional Class                       16.26 %        16.97%     14.67%   (10.72)%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.


/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                            Former Stagecoach Funds

   Average Annual Total Return for the Applicable Period Ended September 30,
   -------------------------------------------------------------------------
                                    1999/1/
                                    -------

                                                                         Ten     Five     One
                                                         Inception/2/   Year     Year    Year
                                                         ------------   ----     ----    -------
Equity Index
  Class A                                                15.64%         14.98%   22.38   19.53%
  Class B                                                15.31%         14.95%   22.91%  20.86%
  Class O                                                 N/A            N/A      N/A     N/A

Equity Value
  Class A                                                11.88%          N/A     12.25%  (1.66%)
  Class B                                                11.88%          N/A     12.65%  (1.10%)
  Class C                                                11.87%          N/A     12.89%   2.73%
  Institutional Class                                    12.71%          N/A     13.78%   4.51%

Growth
  Class A                                                15.55%          N/A     18.93%  22.09%
  Class B                                                15.58%          N/A     19.42%  23.68%
  Institutional Class                                    16.32%          N/A     20.38%  29.69%

International Equity
  Class A                                                 9.34%          N/A      N/A    27.90%
  Class B                                                10.54%          N/A      N/A    29.84%
  Class C                                                11.88%          N/A      N/A    33.84%
  Institutional Class                                     N/A            N/A      N/A     N/A

Small Cap Growth
  Class A                                                23.67%          N/A      N/A    49.67%
  Class B                                                24.19%          N/A      N/A    52.66%
  Class C                                                24.36%          N/A      N/A    56.69%
  Institutional Class                                    26.21%          N/A      N/A    59.98%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.


/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

          Cumulative Total Return:  In addition to the above performance
          -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all

Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


                             Former Norwest Funds

     Cumulative Total Return for the Applicable Period Ended September 30,
     ---------------------------------------------------------------------
                                    1999/1/
                                    ------

                                                               Ten              Five           Three
                                            Inception/2/       Year             Year           Year
                                            ------------       ----             ----           -----
Disciplined Growth
  Institutional                              14.21 %            N/A             N/A            N/A

Diversified Equity
  Class A                                   425.34 %           289.88 %         19.00%         61.24%
  Class B                                   384.23 %           283.99 %         19.33%         64.25%
  Class C                                   386.45 %           285.05 %         19.59%         67.70%
  Institutional Class                       425.35 %           313.57 %        153.11%         71.04%

Diversified Small Cap
  Class A                                    (9.88)%            N/A             N/A            N/A
  Class B                                   (10.80)%            N/A             N/A            N/A
  Institutional Class                        (9.80)%            N/A             N/A            N/A

Equity Income
  Class A                                   391.40 %           293.56 %         19.89%         58.19%
  Class B                                   354.38 %           287.79 %         20.23%         61.87%
  Class C                                   354.11 %           287.21 %         20.40%         64.69%
  Institutional Class                       391.30 %           317.48 %        162.76%         68.57%

Growth Equity
  Class A                                   345.48 %           264.59 %         15.18%         44.38%
  Class B                                   312.58 %           259.20 %         15.46%         46.72%
  Class C                                   [    ] %           261.75 %         15.85%         50.87%
  Institutional Class                       345.48 %           286.73 %        115.00%         53.14%

Index
  Institutional Class                       518.79 %           351.67 %        197.83%         94.17%

International
  Class A                                   155.51 %            94.90 %          6.97%         18.58%
  Class B                                   131.37 %            90.31 %          6.96%         20.02%
  Institutional Class                       153.56 %           105.13 %         47.43%         25.80%

                                                                   Ten        Five       Three
                                               Inception/2/        Year       Year       Year
                                               ------------        ----       ----       -----
Large Company Growth
  Class A                                      1,303.44 %        453.01%     25.93%      106.07%
  Class B                                      1,140.96 %        446.28%     26.40%      111.37%
  Institutional Class                          1,305.44 %        487.85%    236.60%      119.05%

Small Cap Opportunities
  Class A                                        149.97 %          N/A       15.09%       14.29%
  Class B                                        138.61 %          N/A       15.36%       15.49%
  Institutional Class                            149.96 %          N/A      114.27%       21.26%

Small Cap Value
  Institutional Class                            (14.80)%          N/A        N/A          N/A

Small Company Growth
  Institutional Class                          1,068.66 %        334.16%     87.14%       15.68%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.


/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.


                            Former Stagecoach Funds

     Cumulative Total Return for the Applicable Period Ended September 30,
     ---------------------------------------------------------------------
                                    1999/1/
                                    ------


                                                                            Five             Three
                                                         Inception/2/       Year              Year
                                                         ------------       ----             -----
Equity Index
  Class A                                                874.60%          174.50%         79.71%
  Class B                                                831.85%          180.53%         83.68%
  Class O

Equity Value
  Class A                                                182.55%           78.20%         33.38%
  Class B                                                182.38%           81.43%         35.87%
  Class C                                                182.32%           83.34%         38.84%
  Institutional Class                                    202.47%           90.71%         42.14%

                                                        Five              Three
                                       Inception/2/     Year              Year
                                       ---------        ----              ----

Growth
  Class A                               276.15%        137.97%           64.78%
  Class B                               277.01%        142.87%           68.12%
  Institutional Class                   299.64%        152.82%           75.36%

International Equity
  Class A                                19.72%           N/A              N/A
  Class B                                22.40%           N/A              N/A
  Class C                                25.40%           N/A              N/A
  Institutional Class                      N/A            N/A              N/A

Small Cap Growth
  Class A                               184.16%           N/A            29.70%
  Class B                               190.15%           N/A            31.86%
  Class C                               192.04%           N/A            34.81%
  Institutional Class                   214.10%           N/A            39.91%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as stated in the "Historical Fund Information" section. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA

Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $202 billion in assets.

     The Trust also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

     The Trust also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. If the values reported on a foreign exchange are materially affected by events occurring after the close of the foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

 The dealer reallowance for Class A shares is as follows:

------------------------------------------------------------------------------------------------------
                              FRONT-END SALES            FRONT-END SALES                DEALER
                                CHARGE AS %                CHARGE AS %                ALLOWANCE
         AMOUNT                  OF PUBLIC                OF NET AMOUNT             AS % OF PUBLIC
      OF PURCHASE              OFFERING PRICE               INVESTED                OFFERING PRICE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Less than $50,000                5.75%                      6.10%                      5.00%
------------------------------------------------------------------------------------------------------
 $50,000 to $99,999               4.75%                      4.99%                      4.00%
------------------------------------------------------------------------------------------------------
 $100,000 to $249,999             3.75%                      3.90%                      3.00%
------------------------------------------------------------------------------------------------------
 $250,000 to $499,999             2.75%                      2.83%                      2.25%
------------------------------------------------------------------------------------------------------
 $500,000 to $999,999             2.00%                      2.04%                      1.75%
------------------------------------------------------------------------------------------------------
 $1,000,000 and over/1/           0.00%                      0.00%                      1.00%
------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.




     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with

Stephens or Wells Fargo Bank or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General. The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.




     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section

1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes. Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund and International Fund expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Capital Gain Distributions. Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.





     Foreign Shareholders. Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations. On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders. Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan. The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.




     Other Matters. Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are sixteen of the funds of the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of October 25, 1999 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999

                                   Name and                           Percentage
     Fund                           Address                            of Class
     ----                           -------                            --------
Disciplined Growth Class    Virg & Co.                                  56.84%
  Institutional             P.O. Box 9800
                            Calabasas, CA 91372-0800

                            Dentru & Co.                                21.74%
                            Non-Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274-0001

                            Seret & Co.                                  9.01%
                            Discretionary Reinvest
                            1740 Broadway MS 8751
                            Denver, CO 80274-0001
Diversified Equity
  Class A                   N/A
  Class B                   N/A
  Class C                   Norwest Investment Services, Inc.           43.12%
                            FBO 112609161
                            Northstar Building East - 9th Floor
                            608 Second Avenue, South
                            Minneapolis, MN 554790162

                            Emjayco                                     11.73%
                            Omnibus Account
                            17909 P.O. Box
                            Milwaukee, WI 53217-0909

                                   Name and                           Percentage
     Fund                           Address                            of Class
     ----                           -------                            --------
                            Norwest Investment Services Inc.             7.35%
                            FBO 703505091
                            Northstar Building East - 9th Floor
                            608 Second Avenue South
                            Minneapolis, MN 554790162

  Institutional Class       EMSEG & Co.                                 82.96%
                            Diversified Equity 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Kiwils & Co.                                 5.87%
                            1740 Broadway MN 8676
                            Denver, CO 80274-0001
Diversified Small Cap
  Class A                   Norwest Wealthbuilder                       74.81%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN 55402-2309

  Class B                   Norwest Investment Services Inc.             5.40%
                            FBO 710307871
                            Northstar Building East - 9th Floor
                            608 Second Avenue South
                            Minneapolis, MN 55402-1916

  Institutional Class       EMSEG & Co.                                 60.94%
                            Diversified Small Cap Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                  8.32%
                            Diversified Small Cap Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450


                                   Name and                           Percentage
     Fund                           Address                            of Class
     ----                           -------                            --------
                            EMSEG & Co.                                  8.10%
                            Diversified Small Cap Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Dentru & Co.                                 8.06%
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001

                            Kiwils & Co.                                 5.38%
                            Discretionary Reinvest
                            1740 Broadway MS 8751
                            Denver, CO 80274-0001
Equity Income
  Class A                   Investor Services Group                     19.97%
                            FBO Wells Fargo/Portfolio Advisor
                            Customer
                            211 South Gulph Road
                            King of Prussia, PA 19406-3101

                            Wells Fargo Bank                            14.68%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

  Class B                   N/A

  Class C                   Emjayco                                     10.41%
                            Onmibus Account
                            17909 P.O. Box
                            Milwaukee, WI 53217-0909

  Institutional Class       EMSEG & Co.                                 35.59%
                            Income Equity 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                 23.43%
                            Income Equity 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                                   Name and                           Percentage
     Fund                           Address                            of Class
     ----                           -------                            --------
                            EMSEG & Co.                                 22.32%
                            Income Equity 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Dentru & Co.                                 9.08%
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001

Equity Index
  Class A                   Wells Fargo Bank                            81.99%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

  Class B                   N/A

  Class O                   N/A

Equity Value
  Class A                   Wells Fargo Bank                            13.43%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

  Class B                   N/A

  Class C                   Dean Witter For The Benefit Of              14.94%
                            John T. Douglas, Jr. TTEE
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter Reynolds Cust. For              11.66%
                            Steve Tognoli
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of               6.60%
                            John J. Semoni TTEE
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter Reynolds Cust. For               5.78%
                            William C. Barrette
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of               5.36%
                            Dr. Stanley M. Yantis Money Purch.

                                   Name and                                Percentage
     Fund                           Address                                 of Class
     ----                           -------                                 --------
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter Reynolds Inc. C/F                     5.25%
                            Thomas J. Perlite
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of                    5.11%
                            Wells Fargo QRP Custodian FBO
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

  Institutional Class       DIM & Co.                                        40.37%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            Wells Fargo Bank TTEE                            19.07%
                            Choicemaster
                            Attn:  Mutual Funds A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            HEP & Co.                                        17.87%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

                            Virg. & Co.                                      15.55%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

Growth Fund
  Class A                   Wells Fargo Bank                                 50.10%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

                            Investor Services Group                          17.33%
                            FBO Wells Fargo/Portfolio Advisor Customer
                            211 South Gulph Road
                            King of Prussia, PA 19406-3101

  Class B                   N/A

                                   Name and                                Percentage
     Fund                           Address                                 of Class
     ----                           -------                                 --------
  Institutional Class       EMSEG & Co.                                      47.09%
                            ValueGrowth Stock Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                      21.98%
                            ValueGrowth Stock Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Dentru & Co.                                     19.29%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001

                            HEP & Co.                                         5.23%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

Growth Equity Fund
  Class A                   Norwest Wealthbuilder                            16.06%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN 55402-2309

  Class B                   N/A

  Class C                   Emjayco                                          82.13%
                            Omnibus Account
                            17909 P.O. Box
                            Milwaukee, WI 53217-0909

                            Norwest Investment Services, Inc.                10.79%
                            FBO 707211391
                            Northstar Building East - 9th Floor
                            608 Second Avenue South
                            Minneapolis, MN 55402-1916

  Institutional Class       EMSEG & Co.                                      88.32%
                            Growth Equity 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
Index Fund
    Institutional Class     EMSEG & Co.                                      71.90%
                            Index Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                       8.06%
                            Index Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

International Fund
    Class A                 Norwest Wealthbuilder                            25.51%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN 55402-2309

    Class B                 Norwest Investment Services Inc.                  5.73%
                            FBO 012957081
                            Northstar Building East - 8th Floor
                            608 Second Avenue South
                            Minneapolis, MN 55402-1916

    Institutional Class     EMSEG & Co.                                      69.34%
                            International Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                      10.59%
                            International Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Dentru & Co.                                      8.68%
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001

International Equity
  Fund                      Virg. & Co.                                      22.50%
    Class A                 c/o Wells Fargo Bank
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
                            US Trust Company                                 16.49%
                            FBO Comm Foundation Silicon Valley
                            4380 SW Macadam Avenue Ste. 450
                            Portland, OR 97201-6407

                            DIM & Co.                                         6.07%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            HEP & Co.                                         5.97%
                            c/o Wells Fargo Bank
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

    Class B                 N/A

    Class C                 Dean Witter For The Benefit Of                   21.80%
                            Lois Levine Mundie
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of                   18.17%
                            Maureen O'Sullivan TTE FBO The
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of                    7.85%
                            Janice M. Ehly &
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            Dean Witter For The Benefit Of                    6.68%
                            William C. Barrette
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

  Institutional Class

Large Company Growth
  Fund                      Merrill Lynch Trust Co. TTEE                     49.43%
    Class A                 FBO Qualified Retirement Plans
                            Attn:  Philb Kolb
                            265 Davidson Avenue 4th Floor
                            Somerset, NJ 08873-4120

                            N/A
    Class B

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
  Class C

  Institutional Class       EMSEG & Co.                                      63.17%
                            Large Company Growth 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                       9.82%
                            Large Company Growth 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Virg. & Co.                                       5.94%
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            EMSEG & Co.                                       5.87%
                            Large Company Growth 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

Small Cap Growth Fund
  Class A                   Investor Services Group                          23.88%
                            FBO Wells Fargo/Portfolio Advisor Customer
                            211 South Gulph Road
                            King of Prussia, PA 19406-3101

                            Wells Fargo Bank                                 15.89%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

                            Wells Fargo Bank                                  5.43%
                            FBO Retirement Plans Omnibus
                            P.O. Box 63015
                            San Francisco, CA 94163-0001

  Class B                   N/A

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
  Class C                   MLPF&S For The Sole Benefit of its               47.41%
                            Customers
                            Attn:  Mutual Fund Administration
                            4800 Deer Lake Drive East 3rd Floor
                            Jacksonville, FL 32246-6484

  Institutional Class       EMSEG & Co.                                      17.77%
                            Small Company Stock Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                      12.97%
                            Small Company Stock Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            The Northern Trust Co.                           14.04%
                            Duker Deliverance Stagecoach?
                            A/C #26-56948
                            P.O. Box 92956
                            Chicago, IL 60675-2956

                            EMSEG & Co.                                      10.72%
                            Stagecoach Small Cap FD CL 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Virg & Co.                                        8.99%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            HEP & Co.                                         6.62%
                            Attn:  MF Dept. A88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800
Small Cap Opportunities
 Fund                       Wealthbuilder II Growth Balance                  23.64%
  Class A                   Class A #13357300
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
                            Wealthbuilder II Growth & Income Class A         14.29%
                            #13357200
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Wealthbuilder II Growth Fund Class A              6.16%
                            #13357200
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

  Class B                   N/A

  Institutional Class       EMSEG & Co.                                      61.13%
                            Small Cap Opportunities Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                       8.89%
                            Small Cap Opportunities Fund 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Seret & Co.                                       7.09%
                            Attn:  Jill Siekmeier
                            c/o Norwest Bank Colorado NA
                            1740 Broadway MS 8676
                            Denver, CO 80274-0001

                            Dentru & Co.                                      7.05%
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001
Small Cap Value Fund
  Institutional Class       EMSEG & Co.                                      58.96%
                            Performa Small Cap Value Fund
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Dentru & Co.                                     10.67%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274-0001

                                                                          Percentage
      Fund                      Name and Address                           of Class
      ----                      ----------------                           --------
                            EMSEG & Co.                                      10.09%
                            Performa Small Cap Value Fund
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            HEP & Co.                                         7.05%
                            FBO Wells Fargo Bank
                            Mutual Funds MAC 2141 028
                            P.O. Box 9800
                            Calabasas, CA 91372-0800
Small Company Growth
 Fund                       EMSEG & Co.                                      76.48%
  Institutional Class       Small Company Growth 1
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & Co.                                      11.43%
                            Small Company Growth I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            Vanguard Fiduciary Tr Co.                         5.61%
                            FBO Burlington Northern
                            VM 613 Attn. Specialized Services
                            P.O. Box 2900
                            Valley Forge, PA 19482-2900

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the years ended September 30, 1998 and May 31, 1999, respectively, are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                           Dated November 8, 1999

                              CORPORATE BOND FUND
                             DIVERSIFIED BOND FUND
                                  INCOME FUND
                               INCOME PLUS FUND
                      INTERMEDIATE GOVERNMENT INCOME FUND
                      LIMITED TERM GOVERNMENT INCOME FUND
                              STABLE INCOME FUND
                         VARIABLE RATE GOVERNMENT FUND


               Class A, Class B, Class C and Institutional Class


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about eight funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Corporate Bond, Diversified Bond, Income, Income Plus, Intermediate Government Income, Limited Term Government Income, Stable Income and Variable Rate Government Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporate Bond, Income Plus and Intermediate Government Income Funds offer Class A, Class B and Class C shares. The Intermediate Government Income Fund also offers Institutional Class shares. The Income, Limited Term Government Income and Stable Income Funds offer Class A, Class B and Institutional Class shares. The Diversified Bond Fund offers only Institutional Class shares and the Variable Rate Government Fund only offers Class A shares. This SAI relates to all such classes of shares.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Historical Fund Information......................................     1
Investment Policies..............................................     3
Additional Permitted Investment Activities and Associated Risks..     5
Management.......................................................    18
Performance Calculations.........................................    31
Determination of Net Asset Value.................................    39
Additional Purchase and Redemption Information...................    40
Portfolio Transactions...........................................    41
Fund Expenses....................................................    42
Federal Income Taxes.............................................    43
Capital Stock....................................................    48
Other............................................................    54
Counsel..........................................................    54
Independent Auditors.............................................    55
Financial Information............................................    55
Appendix.........................................................   A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of Wells Fargo Funds Trust (the "Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.


     The Funds in this Statement of Additional Information were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.


     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

----------------------------------------------------------------------------------------------------------
               Wells Fargo Funds                                     Predecessor Funds
----------------------------------------------------------------------------------------------------------
 Corporate Bond Fund                              Stagecoach Corporate Bond Fund
 ----------------------------------------------------------------------------------------------------------
 Diversified Bond Fund                            Norwest Diversified Bond Fund
 ----------------------------------------------------------------------------------------------------------
 Income Fund                                      Norwest Income Fund
 ----------------------------------------------------------------------------------------------------------
 Income Plus Fund                                 Stagecoach Strategic Income Fund
 ----------------------------------------------------------------------------------------------------------
 Intermediate Government Income Fund              Norwest Intermediate Government Income Fund
 ----------------------------------------------------------------------------------------------------------
 Limited Term Government Income Fund              Stagecoach Short-Intermediate U.S. Government
                                                    Income Fund
 ----------------------------------------------------------------------------------------------------------
 Stable Income Fund                               Norwest Stable Income Fund
 ----------------------------------------------------------------------------------------------------------
 Variable Rate Government Fund                    Stagecoach Variable Rate Government Fund
 ----------------------------------------------------------------------------------------------------------


     The Corporate Bond Fund commenced operations on November 8, 1999, as successor to the Corporate Bond Fund of Stagecoach. The predecessor Stagecoach Corporate Bond Fund commenced operations on April 1, 1998 as a Fund of the Company.





     The Diversified Bond Fund commenced operations on November 8, 1999, as successor to the Diversified Bond Fund of Norwest. The predecessor Norwest Advantage Diversified Bond Fund commenced operations on November 11, 1994.


     The Income Fund commenced operations on November 8, 1999, as successor to the Income Fund, Total Return Bond Fund and Performa Strategic Value Bond Fund of Norwest. The predecessor Norwest Income Fund commenced operations on June 9, 1987. The predecessor Norwest Total Return Fund commenced operations on December 31, 1993. The predecessor Norwest Performa Strategic Value Bond Fund commenced operations on October 1, 1997. For accounting purposes, the Norwest Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Fund.

     The Income Plus Fund commenced operations on November 8, 1999, as successor to the Strategic Income Fund of Stagecoach. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.


     The Intermediate Government Income Fund commenced operations on November 8, 1999, as successor to the Intermediate Government Income Fund of Norwest and the U.S. Government Income Fund and U.S. Government Allocation Fund of Stagecoach. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.


     The Limited Term Government Income Fund commenced operations on November 8, 1999, as successor to the Limited Term Government Income Fund of Norwest and the Short-Intermediate U.S. Government Income Fund of Stagecoach. The predecessor Norwest Limited Term Government Income Fund commenced operations on October 1, 1997 and the predecessor Stagecoach Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. For accounting purposes, the Stagecoach Short-Intermediate U.S. Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Short-Intermediate U.S. Government Income Fund.


     The Stable Income Fund commenced operations on November 8, 1999, as successor to the Stable Income Fund of Norwest. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.


     The Variable Rate Government Fund commenced operations on November 8, 1999, as successor to the Variable Rate Government Fund of Stagecoach. The predecessor Stagecoach Variable Rate Government Fund commenced operations on December 12, 1997, as successor to the Variable Rate Government Fund of Overland Express Funds, Inc. ("Overland"). The predecessor Overland Fund commenced operations on November 1, 1990. On July 23, 1997, the Boards of Directors approved an Agreement and Plan of Consolidation providing for the transfer of the Overland Portfolio to the Fund.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          General
          -------

          Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. These Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Below Investment Grade Investments
     ----------------------------------


     The Corporate Bond, Diversified Bond, Income, Income Plus and Stable Income Funds may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase (also known as high yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

     Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

     Bonds
     -----


     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------


     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------


     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

     Derivative Securities
     ---------------------


     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ----------------------------------


     Each Fund, except the Intermediate Government Income and Variable Rate Government Funds, may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


     The Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities
     -------------------


     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Interest Rate Protection Transactions
     -------------------------------------


     To manage its exposure to different types of investments, Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Mortgage Participation Certificates. The Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

     Options Trading
     ---------------

     The Funds, except the Corporate Bond Fund and Variable Rate Government Fund, may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which certain Funds may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Participation Interests
     -----------------------

     Each Fund, except the Limited Term Government Income and Variable Rate Government Income Funds, may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities
     ---------------------------

     The Funds, except the Income, Intermediate Government Income, Limited Term Government Income, and Variable Rate Government Funds, may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells their portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Stripped Securities
     -------------------

     Each Fund, except the Variable Rate Government Fund, may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.




     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officer[s] of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                             Principal Occupations
Name, Age and Address                       Position         During Past 5 Years
---------------------                       --------         -------------------
*Robert C. Brown, 65                        Trustee,         Director, Federal Farm Credit Banks Funding
1431 Landings Place                         Secretary and    Corporation and Farm Credit System Financial
Sarasota, FL 34231                          Treasurer        Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                     Trustee          Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                         Trustee          Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56                          Trustee          Business Associate Professor, Wake Forest
321 Beechcliff Court                                         University, Calloway School of Business and
Winston-Salem, NC  27104                                     Accountancy since 1994; previously Associate
                                                             Professor of Finance.

Peter G. Gordon, 56                         Trustee          Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                     Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                               Roxane Water Company since 1977.
San Francisco, CA  94133


*W. Rodney Hughes, 72                       Trustee and      Private Investor.
31 Dellwood Court                           President
San Rafael, CA  94901


Richard M. Leach, 63                        Trustee          President of Richard M. Leach Associates (a
P.O. Box 1888                                                financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                        Trustee          Private Investor/Real Estate Developer;
Four Beaufain Street                                         Chairman of Vault Holdings, LLC.
Charleston, SC  29401


Timothy J. Penny, 45                        Trustee          Senior Counselor to the public relations firm
500 North State Street                                       of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                             Fellow at the Humphrey Institute, Minneapolis,
                                                             Minnesota (a public policy organization) since
                                                             January 1995.


Donald C. Willeke, 58                       Trustee          Principal of the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor. Subject to the general supervision of the Board, Wells
     ------------------
Fargo Bank provides investment advisory services to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment advisor and sub-advisor; (ii) gateway feeder Funds that invest in a single corresponding core portfolio of Wells Fargo Core Trust ("Core Trust") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more core portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:


                                              Annual Rate
Stand-Alone Funds                    (as a percentage of net assets)
-----------------                    -------------------------------

Corporate Bond                                    0.50%
Income                                            0.50%
Income Plus                                       0.60%
Intermediate Government Income                    0.50%
Limited Term Government Income                    0.50%
Variable Rate Government                          0.50%

     As described in the second category above, the Stable Income Fund invests 100% of its assets in a single respective core portfolio of Core Trust. Because the Fund invest all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than core portfolio of Core Trust or to convert to a stand-alone Fund with a direct advisory relationship, the Fund has a "dormant" advisory arrangement with Wells Fargo Bank. Under the dormant advisory arrangement, Wells Fargo Bank will receive no advisory fees as long as the gateway feeder Fund invest all (or substantially all) of its assets in one core portfolio of Core Trust. In the event that the Fund converts into a gateway blended Fund as described above, Wells Fargo Bank as advisor would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Wells Fargo Bank to the Core Trust portfolio in which the gateway feeder Fund invests.

                              Active         Dormant Asset      Pass-through
Gateway Feeder Fund        Advisory Fees     Allocation Fees*   Advisory Fees**
-------------------        -------------     ----------------   ---------------
Stable Income                 0.00%              0.25%              0.50%

____________________
 * Represents the proposed advisory fee payable to Wells Fargo Bank as Advisor if the Fund converts into a gateway blended Fund.

** Represents the advisory fee payable to Wells Fargo as advisor to the Fund of Core Trust. This would be the proposed advisory fee payable to Wells Fargo Bank as advisor if the Fund converts into a stand-alone Fund.

        As described in the third category above, the Diversified Bond Fund invests its assets in two or more core portfolios of Core Trust. For the Fund, Wells Fargo Bank determines the core portfolios of Core Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each core portfolio. For these asset allocation services, Wells Fargo Bank is entitled to receive a fee as indicated in the chart below. The Fund also has the dormant advisory arrangements described above with respect to the Stable Income Fund.

                                 Advisory Fees                  Core Level
Gateway Blended Fund    (Maximum Asset Allocation Fees)   Dormant Advisory Fees*
--------------------    -------------------------------   ----------------------
Diversified Bond                     0.25%                        0.50%

____________________
 * Because the gateway blended Fund invest in two or more Core Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

        As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

        For the periods indicated below, the predecessor portfolios to the Funds listed below paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                      Three-Month
                                             Year Ended                               Period Ended
       Fund                                   6/30/99                                   6/30/98
       ----                                  --------                                 ------------
                                     Fees Paid          Fees Waived         Fees Paid         Fees Waived
                                     ---------          -----------         ---------         -----------
Corporate Bond                       $ 23,084             $ 53,704           $  2,427           $  5,498
Income Plus                          $ 59,858             $147,160              N/A                 N/A
Limited Term Government              $459,093             $237,095           $ 75,268           $ 36,209
   Income
Variable Rate Government             $204,891             $479,326           $158,638           $315,545

                                                                                      Six-Month
                                             Year-Ended                              Period Ended
        Fund                                   3/31/98                                 3/31/97
        ----                                 ----------                               ---------
                                     Fees Paid          Fees Waived         Fees Paid         Fees Waived
                                     ----------         -----------         ---------         -----------
Corporate Bond                          N/A                N/A                 N/A               N/A
Income Plus                             N/A                N/A                 N/A               N/A
Limited Term Government
   Income                            $  132,389           $309,195           $134,529           $121,235
Variable Rate Government             $1,355,943*          $294,181*            N/A               N/A

____________________
 * These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the corresponding Overland predecessor portfolio.

                             FORMER NORWEST FUNDS

        For the periods indicated below, the predecessor portfolios to the Funds listed below paid to NIM the following advisory fees and NIM waived the indicated amounts:

                                          Year-Ended                      Year-Ended                         Year-Ended
                                            5/31/99                        5/31/98                             5/31/97
                                          ----------                      ----------                         ----------
Fund                             Fees Paid        Fees Waived      Fees Paid      Fees Waived        Fees Paid       Fees Waived
----                             ---------        -----------      ---------      -----------        ----------      -----------
Diversified Bond                 $      715         $392,977      $  551,714         $376,973       $  598,019         $      0
Income                           $1,735,605         $      0      $1,314,324         $ 90,387       $1,108,790         $277,198
Intermediate Government
   Income                        $1,470,878         $      0      $1,315,676         $      0       $1,355,907         $      0
Stable Income                    $        0         $      0      $  406,937         $      0       $  334,768         $      0

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


     Investment Sub-Advisors.  Wells Fargo Bank has engaged Wells Capital
     -----------------------
Management ("WCM"), Galliard Capital Management, Inc. ("Galliard") and Peregrine Capital Management, Inc. ("Peregrine") to serve as investment sub-advisors to the stand-alone Funds of the Trust and the core portfolios of Core Trust in which the gateway blended and gateway feeder Funds invest, as listed in the chart below (collectively, the "Sub-Advisors"). Subject to the direction of the Trusts' Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trusts, the Sub-Advisors make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisors furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. The Sub-Advisors also furnish such additional reports and information as Wells Fargo Bank and the Trusts' Board of Trustees and officers may reasonably request.

     Wells Fargo has engaged WCM as investment sub-advisor for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, WCM is entitled to receive fees as described below.

----------------------------------------------------------------
Fund                           Fee
----------------------------------------------------------------
Corporate Bond                             0-400M         0.15%
                                         400-800M        0.125%
                                greater than 800M         0.10%


----------------------------------------------------------------
Income                                     0-400M         0.20%
                                         400-800M        0.175%
                                greater than 800M         0.15%
----------------------------------------------------------------
Income Plus                                0-400M         0.20%
                                         400-800M        0.175%
                                greater than 800M         0.15%
----------------------------------------------------------------
Intermediate Government Income             0-400M         0.15%
                                         400-800M        0.125%
                                greater than 800M         0.10%
----------------------------------------------------------------
Limited Term Government Income             0-400M         0.15%
                                         400-800M        0.125%
                                greater than 800M         0.10%
----------------------------------------------------------------
Variable Rate Government                   0-400M         0.15%
                                         400-800M        0.125%
                                greater than 800M         0.10%
----------------------------------------------------------------

     Wells Fargo Bank has engaged Peregrine and Galliard to serve as investment sub-advisors to the core portfolios in which the Diversified Bond and Stable Income Funds invest, as listed in the chart below.

-------------------------------------------------------------------------------------------------------------
                                                           Sub-           Sub-Advisory
Fund                  Core Portfolio(s)                    Advisors       Fees
-------------------------------------------------------------------------------------------------------------
Diversified Bond      Managed Fixed Income Portfolio       Galliard                   0-100M       0.10%
                                                                                    100-200M       0.08%
                                                                           greater than 200M       0.06%
--------------------------------------------------------------------------------------------------------------
                      Positive Return Portfolio            Peregrine                   0-10M       0.40%
                                                                                      10-25M       0.30%
                                                                                     25-300M       0.20%
                                                                           greater than 300M       0.10%
-------------------------------------------------------------------------------------------------------------
                      Strategic Value Bond Portfolio       Galliard                   0-100M       0.13%
                                                                                    100-200M       0.10%
                                                                           greater than 200M       0.08%
-------------------------------------------------------------------------------------------------------------
Stable Income         Stable Income Portfolio              Galliard                  0-1500M       0.04%
                                                                                  1500-2000M       0.05%
                                                                                  2000-2500M      0.045%
                                                                                  2500-3000M       0.04%
                                                                          greater than 3000M      0.03%
-------------------------------------------------------------------------------------------------------------

     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of .15% of average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization, on the same terms as are currently in effect. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received a monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator. Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the periods indicated below, the predecessor portfolios to the Funds listed below paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees.

                                                                                       Three-Month
                                               Year Ended                              Period Ended
                                                 6/30/99                                  6/30/98
                                                 -------                                  -------
                                                  Wells                                    Wells
                                                  -----                                    -----
Fund                                Total         Fargo         Stephens     Total         Fargo     Stephens
----                                -----         -----         --------     -----         -----     --------
Corporate Bond                      $  6,156       $  3,524     $ 2,632     $ 1,107       $   478     $   629
Income Plus                         $226,730       $129,802     $96,827      N/A            N/A        N/A
Limited Term Government Income      $112,334       $ 64,311     $48,023     $15,606       $ 6,711     $ 8,895
Variable Rate Government            $108,802       $ 62,295     $46,512     $64,485*      $27,729*    $36,756*

_______________________
 *  These figures are for the six-month period ended June 30, 1998.

                                                     Year-Ended                               Year-Ended
                                                       3/31/98                                 3/31/97
                                                     ----------                               ---------
                                                       Wells                                    Wells
                                                       -----                                    -----
Fund                                    Total          Fargo        Stephens        Total       Fargo           Stephens
----                                    -----          -----        --------        -----       -----           ---------
Corporate Bond                           N/A            N/A           N/A            N/A         N/A               N/A
Income Plus                              N/A            N/A           N/A            N/A         N/A               N/A
Limited Term Government Income       $ 54,262       $ 36,356       $ 17,906       $64,923**   $51,994**         $12,929**
Variable Rate Government             $282,517***    $189,286***    $ 93,231***        N/A        N/A               N/A

_______________________
**     These figures are for the six-month period ended March 31, 1997.
***   These figures are for the year ended December 31, 1997.

                             FORMER NORWEST FUNDS

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees:

                                       Year-Ended                        Year-Ended                        Year-Ended
                                         5/31/99                           5/31/98                           5/31/97
                                         --------                          --------                          --------
Fund                           Fees Paid      Fees Waived       Fees Paid       Fees Waived       Fees Paid       Fees Waived
----                           ---------      -----------       ---------       -----------       ---------       -----------
Diversified Bond               $   3,131         $36,238         $ 32,399         $143,270         $ 59,961         $110,901
Income                         $ 164,941         $ 8,620         $115,539         $165,404         $100,685         $453,711
Intermediate Government
 Income                        $ 209,982         $12,978         $203,711         $191,068         $234,529         $176,352

Stable Income                  $  41,464         $ 2,709         $  8,167         $148,110         $      0         $111,589

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens up to 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor.

                            Former Stagecoach Funds

     The predecessor Stagecoach Funds has retained Stephens as their Distributor. For the year ended September 30, 1999, Stephens received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12B-1 Plan.

                  Fund                              Total
                  ----                              -----
               Corporate Bond
                 Class B                           $ 77,902
                 Class C                           $ 13,248

               Income Plus Fund
                 Class B                           $243,572
                 Class C                           $ 24,950

               Limited Term Government
                 Income

                 Class B                           $  5,003

                             Former Norwest Funds

     The predecessor Norwest Funds had retained Forum as their Distributor. For the year ended May 31, 1999, Forum received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

       Fund                     Total        Fee Waived
       ----                     -----        ----------
Income Fund                                       $0
  Class B                      $64,717

Intermediate Government
  Income
  Class B                      $87,552            $0

Stable Income
  Class B                      $20,728            $0

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


Fund                                         Fee
----                                         ---

Corporate Bond
  Class A                                    0.25%
  Class B                                    0.25%
  Class C                                    0.25%

Diversified Bond
  Institutional                               None

Fund                                         Fee
----                                         ---
Income
  Class A                                    0.25%
  Class B                                    0.25%
  Institutional                              None

Income Plus
  Class A                                    0.25%
  Class B                                    0.25%
  Class C                                    0.25%

Intermediate Government Income
  Class A                                    0.25%
  Class B                                    0.25%
  Class C                                    0.25%
  Institutional                              None

Limited Term Government Income
  Class A                                    0.25%
  Class B                                    0.25%
  Institutional                              None

Stable Income
  Class A                                    0.25%
  Class B                                    0.25%
  Institutional                              None

Variable Rate Government
  Class A                                    0.25%

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Norwest Bank is entitled to receive a fee of 0.02% of the average daily net assets of each Fund except the Diversified Bond Fund and Stable Income Fund. The Diversified Bond Fund and Stable Income Fund, as Gateway Funds, are not charged a custody fee at the Gateway level, provided that they remain Gateway Funds and Norwest Bank receives custodial fees for the Core Trust Portfolios.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Corporate Bond, Income Plus and Variable Rate Government Funds for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Funds mentioned above during a transition period. It is anticipated that the transition period will last until February 1, 2000, by which time Forum Accounting will be serving as Fund Accountant for all of the Funds.

     If the conversion to Forum Accounting does not occur on or before February 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     -------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach Fund family and Norwest Fund family.

     For the year-ended September 30, 1999, the aggregate dollar amount of underwriting commissions paid to Stephens as sales/redemptions of the shares of the predecessor Stagecoach fund family was $6,214,051. Stephens retained $2,289,826 of such commissions. For the year-ended September 30, 1999, Wells Fargo Securities, Inc., an affiliated broker-dealer of the Trust retained $2,324,394.93.

     For the three-month period ended June 30, 1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the shares of the predecessor Stagecoach fund family was $1,546,670. Stephens retained $485,869 of such commissions. WFSI retained $1,068,673 of such commissions.

     For the year ended March 31, 1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the shares of the predecessor Stagecoach fund family was $7,671,295 and Stephens retained $939,892 of such commissions. WFSI retained $5,348,626 of such commissions.

     For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the shares of the predecessor Stagecoach fund family was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the shares of the predecessor Stagecoach fund family was $2,917,738. Stephens retained $198,664 of such commissions, WFSI and its registered representatives received $2,583,027 and $136,047 respectively, of such commissions.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Funds and the amounts retained by Forum are as follows:


       Year-Ended                  Year-Ended                    Year-Ended
        5/31/99                     5/31/98                       5/31/97
       ----------                  ----------                    ----------

  Paid       Retained         Paid       Retained           Paid      Retained
  ----       --------         ----       --------           ----      --------
$168,000     $16,000         $95,000     $9,000            $28,361    $2,628


     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return: The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.


                            FORMER STAGECOACH FUNDS

   Average Annual Total Return for the Applicable Period Ended September 30,
   -------------------------------------------------------------------------
                                    1999/1/
                                    ----

Fund                                    Inception/2/        Ten Year       Five Year      One Year
----                                    ------------        --------       ---------      --------
Corporate Bond
  Class A                                  -0.43%              N/A             N/A         -6.06%
  Class B                                  -0.59%              N/A             N/A         -6.99%
  Class C                                   1.88%              N/A             N/A         -3.32%

Income Plus Fund
  Class A                                  -2.91%              N/A             N/A         -5.09%
  Class B                                  -2.82%              N/A             N/A         -5.93%
  Class C                                   0.17%              N/A             N/A         -2.28%

Limited Term Government Income
  Class A                                  4.19%               N/A            5.12%        -5.05%
  Class B                                  4.21%               N/A            5.11%        -5.94%
  Institutional                            5.02%               N/A            6.12%        -0.60%

Variable Rate Government
  Class A                                  3.83%               N/A            3.13%        -2.49%

___________________

/1/ Return calculations, except as indicated, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.

/2/ For purposes of sharing performance information, the inception date of each Fund's predecessor portfolio is as follows: Corporate Bond Fund -- April 1, 1998, Income Plus Fund -- July 13, 1998, Limited Term Government Income Fund -- October 27, 1993 and Variable Rate Government Fund -- November 1, 1990. The actual inception date of each class may differ from the inception date of the corresponding Fund.

                              FORMER NORWEST FUND

                        Average Annual Total Return for
                  the Applicable Period Ended May 31, 1999/1/
                  ----------------------------------------

               Fund                                         Inception/2/        Ten Year       Five Year      One Year
               ----                                         ------------        --------       ---------      --------
Diversified Bond
  Institutional                                                8.26%              7.07%          6.75%          4.15%

Income Fund
  Class A                                                      7.24%              7.17%          5.59%         -1.82%
  Class B                                                      6.84%              6.83%          5.59%         -1.84%
  Institutional                                                7.64%              7.65%          6.57%          2.81%

Intermediate Government Income
  Class A                                                      7.25%              6.35%          5.51%         -0.48%
  Class B                                                      6.76%              6.06%          5.67%         -0.41%
  Class C                                                       N/A                N/A            N/A            N/A
  Institutional                                                7.56%              6.85%          6.50%          4.30%

Stable Income
  Class A                                                      5.69%               N/A            N/A            3.17%
  Class B                                                      5.25%               N/A            N/A            3.32%
  Institutional                                                6.07%               N/A            N/A            4.95%

___________________

/1/ Return calculations, except as indicated, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.

/2/ For purposes of sharing performance information, the inception date of each Fund's predecessor portfolio is as follows: Diversified Bond Fund -- November 11, 1994, Income Fund -- June 9, 1987, Intermediate Government Income Fund -- November 11, 1994 and Stable Income Fund -- November 11 1994. The actual inception date of each class may differ from the inception date of the corresponding Fund.

          Cumulative Total Return. In addition to the above performance
          -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                            FORMER STAGECOACH FUND

    Cumulative Total Return for the Applicable Period Ended May 31, 1999/1/
    --------------------------------------------------------------------

               Fund                                         Inception/2/        Ten Year       Five Year      Three Year
               ----                                         ------------        --------       ---------      ----------
Corporate Bond
  Class A                                                       -0.64%             N/A            N/A             N/A

               Fund                    Inception/2/        Ten Year       Five Year      Three Year
               ----                    ------------        --------       ---------      ----------
  Class B                                  -0.89%            N/A              N/A            N/A
  Class C                                   2.84%            N/A              N/A            N/A

Income Plus Fund
  Class A                                  -3.51%            N/A              N/A            N/A
  Class B                                  -3.52%            N/A              N/A            N/A
  Class C                                   0.22%            N/A              N/A            N/A

Limited Term Government Income
  Class A                                  27.47%            N/A            28.36%         12.68%
  Class B                                  27.61%            N/A            28.29%         12.88%
  Institutional                            33.61%            N/A            34.55%         18.24%

Variable Rate Government
  Class A                                  39.85%            N/A            16.67%          7.41%

-------------------

/1/ Return calculations, except as indicated, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.

/2/ For purposes of sharing performance information, the inception date of each Fund's predecessor portfolio is as follows: Corporate Bond Fund -- April 1, 1998, Income Plus Fund -- July 13, 1998, Limited Term Government Income Fund -- October 27, 1993 and Variable Rate Government Fund -- November 1, 1990. The actual inception date of each class may differ from the inception date of the corresponding Fund.

                             FORMER NORWEST FUNDS

 Cumulative Total Return for the Applicable Period Ended September 30, 1999/1/
 --------------------------------------------------------------------------


               Fund                                         Inception/2/        Ten Year       Five Year      Three Year
               ----                                         ------------        --------       ---------      ----------
Diversified Bond
  Institutional                                                269.23%           92.65%         38.29%         21.69%

Income Fund
  Class A                                                      127.58%           92.37%          5.59%         14.39%
  Class B                                                      118.85%           86.60%          5.45%         14.14%
  Institutional                                                140.08%          101.17%         37.40%         19.77%

Intermediate Government Income
  Class A                                                      217.12%           80.44%          5.59%         14.39%
  Class B                                                      192.80%           75.27%          5.45%         14.14%
  Institutional                                                231.85%           88.94%         37.40%         19.77%

Stable Income

               Fund           Inception/2/        Ten Year       Five Year      Three Year
               ----           ------------        --------       ---------      ----------
  Class A                         30.58%            N/A             N/A           15.74%
  Class B                         27.63%            N/A             N/A           14.82%
  Institutional                   32.57%            N/A             N/A           17.51%

___________________

/1/ Return calculations, except as indicated, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.

/2/ For purposes of sharing performance information, the inception date of each Fund's predecessor portfolio is as follows: Diversified Bond Fund --November 11, 1994, Income Fund -- June 9, 1987, Intermediate Government Income
    Fund -- November 11, 1994 and Stable Income Fund -- November 11 1994. The actual inception date of each class may differ from the inception date of the corresponding Fund.

     Yield Calculations: The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)/6/- 1]
                                    -----
                                     Cd


     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.

     Effective Yield: Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [Base Period Return +1)365/30]-1

                            FORMER STAGECOACH FUNDS

            Yields for the Applicable Period Ended June 30, 1999/1/
            ----------------------------------------------------

                                                           Thirty-day Yield
                                                           ----------------
Fund                                              After Waiver        Before Waiver
----                                              ------------        -------------
Corporate Bond
   Class A                                            6.63%                6.10%
   Class B                                            6.18%                5.75%
   Class C                                            6.20%                5.53%

Income Plus
   Class A                                            7.32%                6.72%
   Class B                                            6.91%                6.38%
   Class C                                            6.87%                6.05%

Limited Term Government Income
   Class A                                            5.08%                4.77%
   Class B                                            4.54%                4.19%
   Institutional                                      5.30%                5.06%

Variable Rate Government
   Class A                                            4.64%                4.21%

____________________

/1/ The amounts shown above reflect all front-end sales charges and applicable
    CDSCs. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

                             FORMER NORWEST FUNDS

              Yields for the Applicable Period Ended May 31, 1999
              ---------------------------------------------------

Fund                                     Thirty Day Yield
----                                     ----------------
Diversified Bond
   Institutional                              5.67%
Income
   Class A                                    5.40%
   Class B                                    4.89%
   Institutional                              5.64%

Intermediate Government Income
   Class A                                    5.27%
   Class B                                    4.75%

Fund                                     Thirty Day Yield
----                                     ----------------
   Class C
   Institutional                              5.50%

Stable Income
   Class A                                    5.60%
   Class B                                    4.88%
   Institutional                              5.69%

________________

/1/ The amounts shown above reflect all front-end sales charges and applicable
    CDSCs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Trust Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor.

     The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998 Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $202 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. Pacific time, 3:00 p.m. Central time, 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for purchases of Class A shares is as follows:

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                              FRONT-END SALES            FRONT-END SALES                DEALER
                                CHARGE AS %                CHARGE AS %                ALLOWANCE
         AMOUNT                  OF PUBLIC                OF NET AMOUNT             AS % OF PUBLIC
      OF PURCHASE              OFFERING PRICE               INVESTED                OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Less than $50,000                  4.50%                      4.71%                     4.00%
----------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                 4.00%                      4.17%                     3.50%
----------------------------------------------------------------------------------------------------------------
$100,000 to $249,999               3.50%                      3.63%                     3.00%
----------------------------------------------------------------------------------------------------------------
$250,000 to $499,999               2.50%                      2.56%                     2.25%
----------------------------------------------------------------------------------------------------------------
$500,000 to $999,999               2.00%                      2.04%                     1.75%
----------------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/             0.00%                      0.00%                     1.00%
----------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

      Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General. The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes. Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions. Distributions which are designated by a Fund as
     --------------------------
capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.





     Foreign Shareholders. Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations. On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders. Corporate shareholders of the Funds may be eligible
     ----------------------
for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan. The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.




     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are eight of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The

Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999
                      -----------------------------------

                                                                                                    Percentage
          Fund                               Name and Address                                        of Class
          ----                               ----------------                                        --------
     CORPORATE BOND
      Class A                           VIRG & CO.                                                  16.45%
                                        C/O Wells Fargo Bank
                                        P.O. Box 9800 MAC 9139-027
                                        Calabasas, CA 91372-0800

                                        DIM & Co.                                                    8.99%
                                        ATTN:  MF Dept. A88-4
                                        P.O. Box 9800
                                        Calabasas, CA 91372-0800

      Class B                           N/A

      Class C                           Dean Witter For The Benefit of Alladin                      20.53%
                                        Nursery & Florist Employ
                                        PO Box 250 Church Street Station
                                        New York, NY 10008-0250

                                        Dean Witter For The Benefit of Debashish                     8.07%
                                        Mukhapadhyay
                                        PO Box 250 Church Street Station
                                        New York, NY 10008-0250

                                        Dean Witter Reynolds Cust for Harry C. Hardy                 6.80%
                                        PO Box 250 Church Street Station
                                        New York, NY 10008-0250

                                        Dean Witter For The Benefit of Gloria E. Hayes               5.63%
                                        Trustee of the
                                        PO Box 250 Church Street Station
                                        New York, NY 10008-0250

                                        Dean Witter For The Benefit of Hiroko K.                     5.40%
                                        Okabe
                                        PO Box 250 Church Street Station
                                        New York, NY 10008-0250


                                                                                                    Percentage
          Fund                               Name and Address                                        of Class
          ----                               ----------------                                        --------
     DIVERSIFIED
      BOND FUND
      Institutional Class               EMSEG & CO                                                  65.83%
                                        Diversified Bond Fund I
                                        C/O Mutual Fund Processing
                                        PO Box 1450 NW 8477
                                        Minneapolis, MN 55485-1450

                                        Sereet & Co.                                                 9.63%
                                        ATTN:  Jill Siekmeier
                                        C/O Norwest Bank Colorado NA
                                        1740 Broadway MS 8676
                                        Denver, CO 80274-0001
                                                                                                     5.24%
                                        Kiwils & Co
                                        1740 Broadway MS 8676
                                        Denver, CO 80274-0001
                                                                                                     5.11%
                                        HEP & CO
                                        FBO Wells Fargo Bank
                                        Mutual Funds MAC 2141 028
                                        9800 PO Box
                                        Calabasas, CA 91372-0800

     INCOME FUND
      Class A                           Wealthbuilder II Growth Balance                             18.99%
                                        Income Bond Fund Class A
                                        C/O Mutual Fund Processing
                                        PO Box 1450 NW 8477
                                        Minneapolis, MN 55485-1450

      Class B                           N/A

      Institutional Class               EMSEG & CO                                                  26.16%
                                        Income Fund I
                                        C/O Mutual Fund Processing
                                        PO Box 1450 NW 8477
                                        Minneapolis, MN 55485-1450

                                        EMSEG & CO                                                  24.41%
                                        Income Fund I
                                        C/O Mutual Fund Processing
                                        PO Box 1450 NW 8477
                                        Minneapolis, MN 55485-1450

                                        Dentu & CO                                                  13.94%
                                        Non-Discretionary Cash
                                        1740 Broadway Mail 8676
                                        Denver, CO 80274-0001

                                        Virg & Co                                                    6.28%
                                        PO Box 9800
                                        Calabasas, CA 91372-0800

                                        EMSEG & Co.                                                  5.64%
                                        Income Fund I
                                        C/O Mutual Fund Processing
                                        PO Box 1450 NW 8477
                                        Minneapolis, MN

                                        SEREt & CO                                                   7.11%
                                        Discretionary Reinvest
                                        1740 Broadway MS 8751
                                        Denver, CO 80274-0001


                                                                                           Percentage
        Fund                              Name and Address                                  of Class
        ----                              ----------------                                 ----------
     INCOME PLUS
       Class A                    Dean Witter for the Benefit of Brian Herrera              5.32%
                                  PO Box 250 Church Street Station
                                  New York, NY 10008-0250

       Class B                    N/A

       Class C                    Dean Witter for the Benefit of Junien R.                 12.07%
                                  Gallared Custodian FBC
                                  PO Box 250 Church Street Station
                                  New York, NY 10008-0250

                                  Dean Witter for the Benefit of Marlene                    6.40%
                                  Dellamore TTEE FBO
                                  PO Box 250 Church Street Station
                                  New York, NY 10008-0250

                                  Dean Witter Reynolds Custodian for Jean Baker             6.14%
                                  PO Box 250 Church Street Station
                                  New York, NY 10008-0250

                                  Dean Witter for the Benefit of Maestelle D.               6.03%
                                  Edwards & Maelyn
                                  PO Box 250 Church Street Station
                                  New York, NY 10008-0250

     INTERMEDIATE
     GOVERNMENT
     INCOME FUND
       Class A                    Wells Fargo Bank                                         25.18%
                                  FBO Retirement Plans Omnibus
                                  PO Box 63015
                                  San Francisco, CA 94163-0001

                                  Investor Services Group                                  17.16%
                                  FBO Wells Fargo/Portfolio Advisory Customer
                                  211 South Gulph Road
                                  King of Prussia, PA 194006-0001

                                  VIRG & Co.                                                6.32%
                                  C/O Wells Fargo Bank
                                  PO Box 9800 MAC 9139-027
                                  Calabasas, CA 91372-0800

       Class B                    N/A

       Class C                    MLPF&S For The Sole Benefit of its Customers             19.66%
                                  ATTN:  Mutual Fund Administration
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Sisters of St. Francis                                    5.13%
                                  ATTN:  Sister Maruane Hresko Osf
                                  609 South Convent Road
                                  Aston, PA 19014-1207

       Institutional Class        EMSEG & Co.                                              44.78%
                                  Interim US Gov't Fund I
                                  C/O Mutual Fund Processing
                                  PO Box 1450 NW 8477
                                  Minneapolis, MN 55485-1450

                                                                                           Percentage
        Fund                              Name and Address                                  of Class
        ----                              ----------------                                 ----------
                                  EMSEG & Co.                                              22.55%
                                  Interim US Gov't Fund I
                                  C/O Mutual Fund Processing
                                  PO Box 1450 NW 8477
                                  Minneapolis, MN 55485-1450

                                  EMSEG & Co.                                              13.11%
                                  Interim US Gov't Fund I
                                  C/O Mutual Fund Processing
                                  PO Box 1450 NW 8477
                                  Minneapolis, MN 55485-1450

                                  DENTRU & Co.                                             12.84%
                                  1740 Broadway Mail 8676
                                  Denver, CO 80274-0001

     LIMITED TERM GOVERNMENT
     INCOME FUND
       Class A                    Wells Fargo Bank                                         19.73%
                                  FBO Retirement Plans Omnibus
                                  PO Box 63015
                                  San Francisco, CA 94163-0001

                                  Merrill Lynch Trust Company TTE                          12.66%
                                  FBO Qualified Retirement Plans
                                  ATTN:  John Sebulsky
                                  265 Davidson Avenue, 4th Floor
                                  Somerset, NJ 00873-4120

                                  VIRG & Co.                                                8.58%
                                  C/O Wells Fargo Bank
                                  PO Box 9800 MAC 9139-027
                                  Calabasas, CA 91372-0800

                                  MLPF&S For the Sole Benefit of Its Customers              8.10%
                                  ATTN:  Mutual Fund Administration
                                  4800 Deer Lake Dr. East, 3rd Floor
                                  Jacksonville, FL 32246-6484

       Class B                    N/A

       Institutional Class        EMSEG & CO                                               31.55%
                                  Limited Term Gov't Income I
                                  c/o Mutual Fund Processing
                                  P.O. Box 1450 NW 8477
                                  Minneapolis, MN  55485-1450

                                  HEP & CO                                                 17.09%
                                  ATTN:  MF DEPT. A88-4
                                  P.O. Box 9800 MAC 9139-027
                                  Calabasas, CA 91372-0800

                                  VIRG & CO                                                15.00%
                                  ATTN:  MF DEPT. A88-4
                                  P.O. Box 9800
                                  Minneapolis, MN  55485-1450

                                  EMSEG & CO                                               12.11%
                                  Limited Term Gov't Income FDI
                                  c/o Mutual Fund Processing
                                  P.O. Box 1450 NW 8477
                                  Minneapolis, MN  55485-1450

                                                                                           Percentage
        Fund                              Name and Address                                  of Class
        ----                              ----------------                                 ----------
                                  DIM & CO                                                 10.75%
                                  ATTN:  MF DEPT. A-88-4
                                  P.O. Box 9800
                                  Calabasas, CA  91372-0800

     STABLE INCOME                NORWEST INVESTMENT SERVICES INC                          22.44%
       Class A                    FBO 021453811
                                  Northstar Building East - 9th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                          10.18%
                                  FBO 021219031
                                  Northstar Building East - 8th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                           8.98%
                                  FBO 705734561
                                  Northstar Building East - 9th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                           5.08%
                                  FBO 021263991
                                  Northstar Building East - 8th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

       Class B                    NORWEST INVESTMENT SERVICES INC                           9.86%
                                  FBO 731186551
                                  Northstar Building East - 9th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                           7.56%
                                  FBO 102953761
                                  Northstar Building East - 8th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                           7.43%
                                  FBO 708238851
                                  Northstar Building East - 9th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

                                  NORWEST INVESTMENT SERVICES INC                           5.13%
                                  FBO 101114091
                                  Northstar Building East - 9th Floor
                                  608 Second Avenue South
                                  Minneapolis, MN  55402-1916

       Institutional Class        EMSEG & CO                                               70.37%
                                  STABLE INCOME FUND I
                                  c/o Mutual Fund Processing
                                  P.O. Box 1450 NEW 8477
                                  Minneapolis, MN  55485-1450

                                  EMSEG & CO                                                9.34%
                                  STABLE INCOME FUND I
                                  c/o Mutual Fund Processing
                                  P.O. Box 1450 NEW 8477
                                  Minneapolis, MN  55485-1450

                                                                                           Percentage
        Fund                              Name and Address                                  of Class
        ----                              ----------------                                 ----------

     VARIABLE RATE
     GOVERNMENT
       Class A                    APCO EMPLOYEES CREDIT UNION                              18.11%
                                  1608 7th Avenue North
                                  Birmingham, AL  35203-1987

                                  MLPF&S FOR THE SOLE BENEFIT                               8.88%
                                  OF ITS CUSTOMERS
                                  ATTN:  Mutual Fund Administration
                                  4800 Deer Lake Drive East - 3rd Floor
                                  Jacksonville, FL  32246-6484

                                  CITIZENS EQUITY                                           8.35%
                                  P.O. Box 1715
                                  ATTN:  Pete Jain, VP
                                  Peoria, IL  61656-1715

                                  MID-ATLANTIC FCU                                          7.12%
                                  P.O. Box 8990
                                  Gaithersburg, MD  20898-8990

                                  VISIONS FEDERAL CREDIT UNION                              6.33%
                                  24 McKinley Avenue
                                  Endicott, NY  13760-5415

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the years ended June 30, 1999 and May 31, 1999, respectively, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST

                        Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                          Dated November 8, 1999


              WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO
             WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO
                  WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO



     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Wells Fargo Funds Trust family of funds (each a "Fund" and collectively the "Funds") -- the Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Growth and Income Portfolio and Wells Fargo WealthBuilder Growth Portfolio. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Historical Fund Information......................................     1
Investment Policies..............................................     2
Additional Permitted Investment Activities and Associated Risks..     4
Management.......................................................    20
Performance Calculations.........................................    26
Determination of Net Asset Value.................................    30
Additional Purchase and Redemption Information...................    30
Portfolio Transactions...........................................    31
Fund Expenses....................................................    32
Federal Income Taxes.............................................    32
Capital Stock....................................................    37
Other............................................................    39
Counsel..........................................................    39
Independent Auditors.............................................    39
Financial Information............................................    39
Appendix.........................................................   A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

                 Wells Fargo Funds                                       Predecessor Funds
--------------------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth Balanced              Norwest WealthBuilder II Growth Balanced Portfolio
   Portfolio
--------------------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth and Income            Norwest WealthBuilder II Growth and Income Portfolio
  Portfolio
--------------------------------------------------------------------------------------------------------------
Wells Fargo WealthBuilder Growth Portfolio             Norwest WealthBuilder II Growth Portfolio
--------------------------------------------------------------------------------------------------------------

     The Wells Fargo WealthBuilder Growth Balanced Portfolio ("Growth Balanced Portfolio") will commence operations on November 8, 1999, as successor to the WealthBuilder II Growth Balanced Portfolio of Norwest. The Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Balanced Portfolio.

     The Wells Fargo WealthBuilder Growth and Income Portfolio ("Growth and Income Portfolio") will commence operations on November 8, 1999, as successor to the WealthBuilder II Growth and Income Portfolio of Norwest. The Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth and Income Portfolio.

     The Wells Fargo WealthBuilder Growth Portfolio ("Growth Portfolio") will commence operations on November 8, 1999, as successor to the WealthBuilder II Growth Portfolio of Norwest. The Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. The financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest WealthBuilder II Growth Portfolio.

                              INVESTMENT POLICIES


     Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and non-affiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Underlying Funds.

     Information concerning each Fund's investment objective is set forth in the Prospectus for the Funds. There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the Advisor and are not affiliated with the Funds, there can be no assurance that the Underlying Funds will follow their stated policies.

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in: (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Each Fund seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associate risks of the Funds, it applies equally to the Underlying Funds, which may invest in one or more of the following types of investments. Thus, as used herein, the term "Funds" shall refer equally to both the Funds of the Trust as well as the Underlying Funds in each Fund's portfolio. However, since certain Underlying Funds are non-affiliated with the Advisor or the Funds, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

     Although each Fund intends to invest substantially all of its assets in the Underlying Funds, each Fund reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     The Funds may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral). See also "High Yield/Junk Bonds."

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments. See also "Nationally Recognized Ratings Organization."

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     See also "Futures Contracts and Options."

     Dollar Roll Transactions
     ------------------------

     A Fund may enter into "dollar roll" transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering to dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transaction involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ----------------------------------

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options
     -----------------------------

     A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Certain futures strategies employed by a Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission.

     A Fund's use of options and futures contracts subjects a Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions;
(5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     Guaranteed Investment Contracts
     -------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the Advisor has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

     The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

     High Yield/Junk Bonds
     ---------------------

     The Funds may invest in high yield bonds, also known as "junk bonds." Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

     In periods of reduced market liquidity, prices of high yield/high risk securities may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Advisor.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Advisor may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Advisor may be forced to sell a Fund's higher rated securities, resulting in a decline in the overall credit quality of a Fund's investment portfolio and increasing the exposure of a Fund to the risks of high yield/high risk securities.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.




     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.
Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Funds. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by

GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if a Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Mortgage Participation Certificates. The Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

     Municipal Bonds
     ---------------

     The Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Funds and the liquidity and value of a Fund's portfolio. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     Municipal Notes. The Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

     Other Investment Companies
     --------------------------

     The principal investment strategy of each Fund is to invest in shares of other open-end management investment companies, up to the limits prescribed in
Section 12(d) of the 1940 Act and pursuant to the portfolio allocation percentages discussed in the Prospectus. Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its respective Underlying Funds. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by a Fund, reverse repurchase agreements may be viewed as a form of borrowing by a Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to Fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of a Fund's net asset value per share.

     Short Sales
     -----------

     The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and to make short sales of securities which they do not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price for the security. When a Fund makes a short sale, the proceeds it receives are retained by the broker until that Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever the price may be.




     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by an offsetting future gain in the short position. The Fund's ability to enter into short sales transactions is limited by certain tax requirements.

     Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short

     Stripped Securities
     -------------------

     The Funds may purchase Treasury receipts, securities of government-sponsored enterprises ("GSEs"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Swap Agreements
     ---------------

     To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds a agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during the specified period of time. The price of warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceed the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, divisions of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     See "Appendix A" regarding the ratings systems of Moody's and S&P.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Portfolios." The principal occupations during the past five years of the Trustees and principal executive Officer[s] of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                         Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
---------------------                       --------                     --------------------
*Robert C. Brown, 65                        Trustee,                     Director, Federal Farm Credit Banks Funding
1431 Landings Place                         Secretary and                Corporation and Farm Credit System Financial
Sarasota, FL 34231                          Treasurer                    Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                     Trustee                      Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

                                                                         Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
---------------------                       --------                     --------------------
Jack S. Euphrat, 77                         Trustee                      Private Investor.
415 Walsh Road
Atherton, CA 94027

Thomas S. Goho, 56                          Trustee                      Business Associate Professor, Wake Forest
321 Beechcliff Court                                                     University, Calloway School of Business and
Winston-Salem, NC 27104                                                  Accountancy since 1994; previously Associate
                                                                         Professor of Finance.

Peter G. Gordon, 56                         Trustee                      Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                                 Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                                           Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 72                       Trustee and                  Private Investor.
31 Dellwood Court                           President
San Rafael, CA 94901

Richard M. Leach, 63                        Trustee                      President of Richard M. Leach Associates (a
P.O. Box 1888                                                            financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                        Trustee                      Private Investor/Real Estate Developer;
Four Beaufain Street                                                     Chairman of Vault Holdings, LLC.
Charleston, SC 29401

Timothy J. Penny, 45                        Trustee                      Senior Counselor to the public relations firm
500 North State Street                                                   of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                                         Fellow at the Humphrey Institute, Minneapolis,
                                                                         Minnesota (a public policy organization) since
                                                                         January 1995.

Donald C. Willeke, 58                       Trustee                      Principal of the law firm of Willeke & Daniels
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  Wells Fargo Bank, N.A. ("Wells Fargo Bank") provides
     ------------------
investment advisory services to the Funds. As the Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Fund.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                            Annual Rate
Fund                                               (as percentage of net assets)
----                                                ---------------------------
Growth Balanced Portfolio                                       0.35%
Growth and Income Portfolio                                     0.35%
Growth Portfolio                                                0.35%

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to the advisor by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     NIM served as advisor to the predecessor Norwest Funds. As compensation for its services, NIM was entitled to receive investment advisory and allocation fees from each Fund at an annual rate of 0.35% of the Funds average daily net assets.

     For the periods indicated below, the predecessor Funds paid to NIM the following advisory fees and NIM waived the indicated amounts:

                                             Year Ended                       Year Ended
                                              5/31/99                           5/31/98
                                              -------                           -------
                                       Fees             Fees             Fees             Fees
   Fund                                Paid            Waived            Paid            Waived
   ----                                ----            ------            ----            -------
Growth Balanced Portfolio             $57,033          $48,437           $9,786          $9,786
Growth and Income Portfolio           $36,303          $32,146           $7,907          $7,907
Growth Portfolio                      $31,672          $31,609           $5,939          $5,939

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     The Funds are unique from the other funds of the Trust in that, as a "fund of funds" which invests all of their assets in the Underlying Funds, the Funds do not have an investment sub-advisor.


     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15% of average daily net assets on an annual basis.

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the predecessor portfolios paid the following dollar amounts as administration fees:

                                                     Year Ended                       Year Ended
                                                       5/31/99                          5/31/98
                                                       -------                          -------
                                               Fees             Fees             Fees             Fees
   Fund                                        Paid            Waived            Paid            Waived
   -----                                       ----            ------            ----            ------
Growth Balanced Portfolio                     $8,148           $1,043           $2,796          $2,796
Growth and Income Portfolio                   $5,186           $4,792           $2,259          $2,259
Growth Portfolio                              $4,525           $4,523           $1,697          $1,697

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens up to 0.75% of the average daily net assets of the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The predecessor Norwest Funds had retained Forum as distributor for each Fund pursuant to a distribution plan. The distribution plan authorized monthly payments at an annual rate of up to 0.75% of the Fund's average daily net assets.

     For the year ended May 31, 1999, Forum received the following fees for distribution-related services, as set forth below, under each Fund's plan:

   Fund                                                          Total
   ---                                                           -----
   Growth Balanced Portfolio                                    $122,213
   Growth and Income Portfolio                                  $ 77,793
   Growth Portfolio                                             $ 67,869

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Norwest Bank is entitled to receive a fee of 0.02% of the average daily net assets of each Fund.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund ranging from $2,000 up to $5,833 for Funds with significant holdings of asset-backed securities. Forum Accounting is also entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Fund of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last two fiscal years reflects the amounts paid by the predecessor Norwest fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Funds and the amounts retained by Forum are as follows:

                              Year Ended                            Year Ended
                                5/31/99                              5/31/98
                              ----------                            ----------

                                 Paid         Retained      Paid      Retained
                                 ----         --------      ----      --------
Growth Balanced
 Portfolio                    $ 232,000          $ 0      $ 116,000     $ 0

Growth and Income
 Portfolio                    $  52,000          $ 0      $  94,000     $ 0

Growth Portfolio
                              $  74,000          $ 0      $  55,000     $ 0

     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                                       Average Annual Total Return for the Period Ended May 31, 1999
                                       -------------------------------------------------------------
     Fund                           Inception              One Year         Five Years           Ten Years
     ----                           ---------              --------         ----------           ----------
Growth Balanced Portfolio             11.83%                28.15%             N/A                 N/A
Growth and Income Portfolio            9.03%                25.96%             N/A                 N/A
Growth Portfolio                       8.63%                19.62%             N/A                 N/A

     Cumulative Total Return.  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


                                Cumulative Total Return for the Period Ended May 31, 1999
                                ---------------------------------------------------------
     Fund                            Inception      Three Year       Five Years
     ----                            ---------      ----------       ----------
Growth Balanced Portfolio              25.02%          N/A              N/A
Growth and Income Portfolio            18.84%          N/A              N/A
Growth Portfolio                       17.97%          N/A              N/A

     The yields for each share will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury

Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each Fund at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute (the "ICI") may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard & Poors Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc., a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in
                                              ----------------------
its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998, Wells Fargo Bank and its affiliates managed over $202 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Fund is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)), on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The

Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as the Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; and pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General. The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes. Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions. Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.



     Foreign Shareholders. Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations. On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S.

income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders. Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan. The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters. Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered by the Trust.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999
                      -----------------------------------

                                                                                Percentage
               Fund                     Name and Address                         of Class
               ----                     ----------------                         --------
GROWTH BALANCED PORTFOLIO                      N/A                                  N/A

GROWTH AND INCOME PORTFOLIO         Norwest Investment Services Inc.               8.57%
                                    FBO 011836151
                                    Northstar Building East-8th Floor
                                    608 Second Avenue South
                                    Minneapolis, MN  55402-1916

GROWTH PORTFOLIO                    Norwest Investment Services Inc.               8.13%
                                    FBO 013879761
                                    Northstar Building East-9th Floor
                                    608 Second Avenue South
                                    Minneapolis, MN  55402-1916

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).



                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                            FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Norwest portfolios for the year ended May 31, 1999 are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated November 8, 1999

                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                    CALIFORNIA TAX-FREE MONEY MARKET TRUST
                       CASH INVESTMENT MONEY MARKET FUND
                         GOVERNMENT MONEY MARKET FUND
                          MINNESOTA MONEY MARKET FUND
                               MONEY MARKET FUND
                              MONEY MARKET TRUST
               NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND
                      NATIONAL TAX-FREE MONEY MARKET FUND
                     NATIONAL TAX-FREE MONEY MARKET TRUST
                          OVERLAND EXPRESS SWEEP FUND
                      PRIME INVESTMENT MONEY MARKET FUND
                 TREASURY PLUS INSTITUTIONAL MONEY MARKET FUND
                        TREASURY PLUS MONEY MARKET FUND
                        100% TREASURY MONEY MARKET FUND

            Class A, Class B, Service Class and Institutional Class

       Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about fifteen Funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Cash Investment Money Market Fund, Government Money Market Fund, Minnesota Money Market Fund, Money Market Fund, Money Market Trust, National Tax-Free Institutional Money Market Fund, National Tax-Free Money Market Fund, National Tax-free Money Market Trust, Overland Express Sweep Fund, Prime Investment Money Market Fund, Treasury plus Institutional Money Market Fund, Treasury Plus Money Market Fund and 100% Treasury Money Market Fund. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Minnesota Money Market, National Tax-Free Money Market and Treasury Plus Money Market Funds offer Class A shares. The Money Market Fund offers Class A and Class B shares. The California Tax-Free Money Market, Government Money Market, 100% Treasury Money Market Funds offer Class A and Service Class shares. The Cash Investment Money Market, National Tax-Free Institutional Money Market and Treasury Plus Institutional Money Market Funds offer Service Class and Institutional Class shares. The Prime Investment Money Market Fund offers only Service Class shares. The California Tax-Free Money Market Trust, Money Market Trust, National Tax-Free Money Market Trust and Overland Express Sweep Fund offer a single unnamed class of shares. This SAI relates to all such classes of shares.

       This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1
Investment Policies................................................     4
Additional Permitted Investment Activities and Associated Risks....     6
Special Considerations Affecting California Municipal Obligations..    13
Special Considerations Affecting Minnesota Municipal Obligations...    16
Management.........................................................    18
Performance Calculations...........................................    33
Determination of Net Asset Value...................................    42
Additional Purchase and Redemption Information.....................    44
Portfolio Transactions.............................................    45
Fund Expenses......................................................    46
Federal Income Taxes...............................................    46
Capital Stock......................................................    54
Other..............................................................    62
Counsel............................................................    62
Independent Auditors...............................................    62
Financial Information..............................................    62
Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

------------------------------------------------------------------------------------------------------------
                 Wells Fargo Funds                                      Predecessor Funds
------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund                Stagecoach California Tax-Free Money Market Fund
------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust               Stagecoach California Tax-Free Money Market Trust
------------------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund                    Norwest Cash Investment Fund
------------------------------------------------------------------------------------------------------------
Government Money Market Fund                         Norwest U.S. Government Fund
------------------------------------------------------------------------------------------------------------
Minnesota Money Market Fund                          N/A
------------------------------------------------------------------------------------------------------------
Money Market Fund                                    Stagecoach Money Market Fund
------------------------------------------------------------------------------------------------------------
Money Market Trust                                   Stagecoach Money Market Trust
------------------------------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market Fund    Norwest Municipal Money Market Fund
------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Fund                  Norwest Municipal Money Market Fund
------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                 Stagecoach National Tax-Free Money Market Trust
------------------------------------------------------------------------------------------------------------
Overland Express Sweep Fund                          Stagecoach Overland Express Sweep Fund
------------------------------------------------------------------------------------------------------------
Prime Investment Money Market Fund                   Norwest Ready Cash Investment Fund (Public
                                                     Entities Shares)
------------------------------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market Fund        Stagecoach Treasury Plus Money Market Fund
------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                      Stagecoach Treasury Plus Money Market Fund
------------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund                      Norwest Treasury Fund
------------------------------------------------------------------------------------------------------------

     The California Tax-Free Money Market Fund commenced operations on November 8, 1999, as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on July 1, 1992.

     The California Tax-Free Money Market Trust commenced operations on November 8, 1999, as successor to the California Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Trust was originally organized on May 5, 1997.

     The Cash Investment Money Market Fund commenced operations on November 8, 1999, as successor to the Prime Money Market Fund of Stagecoach and the Cash Investment Fund of Norwest.

The predecessor Stagecoach Prime Money Market Fund commenced operations on April 30, 1981 and the predecessor Norwest Cash Investment Fund commenced operations on October 14, 1987. For accounting purposes, the Norwest Cash Investment predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Cash Investment Fund.

     The Government Money Market Fund commenced operations on November 8, 1999, as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Stagecoach Government Money Market Fund commenced operations on April 26, 1988 and the predecessor Norwest U.S. Government Fund commenced operations on November 16, 1987. For accounting purposes, the Norwest U.S. Government predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest U.S. Government Fund.

     The Minnesota Money Market Fund commenced operations on November 8, 1999 as a new portfolio. It has no predecessor fund and thus no prior history.

     The Money Market Fund commenced operations on November 8, 1999, as successor to the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Prime Money Market Fund commenced operations on April 30, 1981, the predecessor Stagecoach Money Market Fund commenced operations on July 1, 1992 and the predecessor Norwest Ready Cash Investment Fund commenced operations on September 2, 1998. For accounting purposes, the Stagecoach Money Market portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Money Market Fund.

     The Money Market Trust commenced operations on November 8, 1999, as successor to an investment portfolio of Pacifica Funds Trust ("Pacifica"), an open-end management investment company. Pacifica was organized on July 17, 1984 under the name "Fund Source." Pacifica changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the "Prime Money Market Fund." On October 1, 1995, the Fund was organized as a portfolio of Pacifica. On September 6, 1996, the predecessor portfolio became the Stagecoach Money Market Trust of Stagecoach.

     The National Tax-Free Institutional Money Market Fund commenced operations on November 8, 1999, as successor to the National Tax-Free Money Market Fund of Stagecoach and the Municipal Money Market Fund of Norwest. The predecessor Stagecoach National Tax-Free Money Market Fund commenced operations on April 2, 1996 and the predecessor Norwest Municipal Money Market Fund commenced operations on August 3, 1993. For accounting purposes, the Norwest Municipal Money Market predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Municipal Money Market Fund.

     The National Tax-Free Money Market Fund commenced operations on November 8, 1999, as successor to the National Tax-Free Money Market Fund of Stagecoach and the Municipal Money Market Fund of Norwest. The predecessor Stagecoach National Tax-Free Money Market Fund commenced operations on April 2, 1996 and the predecessor Norwest Municipal Money Market Fund commenced operations on January 7, 1988. For accounting purposes, the Norwest Municipal Money Market predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Municipal Money Market Fund.

     The National Tax-Free Money Market Trust commenced operations on November 8, 1999, as successor to the National Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach National Tax-Free Money Market Trust was originally organized as a fund of Stagecoach and commenced operations on April 2, 1996.

     The Overland Express Sweep Fund commenced operations on November 8, 1999, as successor to an investment portfolio originally organized on October 1, 1991, as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Overland portfolio was reorganized as the predecessor Overland Express Sweep Fund of Stagecoach.

     The Prime Investment Money Market Fund commenced operations on November 8, 1999, as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

     The Treasury Plus Institutional Money Market Fund commenced operations on November 8, 1999, as successor to the Treasury Plus Money Market Fund of Stagecoach and the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund commenced operations on October 1, 1985 and the predecessor Norwest Treasury Plus Fund commenced operations on July 6, 1998. For accounting purposes, the Stagecoach Treasury Plus Money Market predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Treasury Plus Fund Money Market Fund.

     The Treasury Plus Money Market Fund commenced operations on November 8, 1999, as successor to the Treasury Plus Money Market Fund of Stagecoach. The Fund originally commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacific American Funds. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the predecessor Stagecoach Treasury Money Market Fund. The word "Plus" was added to the Fund's name as of August 1, 1998.

     The 100% Treasury Money Market Fund commenced operations on November 8, 1999, as successor to the Treasury Fund of Norwest. The predecessor NORWEST Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest such bonds or notes is the ultimate responsibility of non-government issuers), or (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff); and provided further that each of the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Institutional Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (4) Each Fund may not make investments for the purpose of exercising control or management, provided that the restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.



     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic and foreign banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings banks and associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.


     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds, except the 100% Treasury Money Market Fund, may purchase floating- and variable-rate obligations such as demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuates from time to time, but the Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on standard money market rate indices. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     Foreign Obligations
     -------------------

     Each Fund, except the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Government Money Market Fund, National Tax-Free Institutional Money Market Fund, Treasury Plus Institutional Money Market Fund, 100% Treasury Money Market Fund, and National Tax-Tree Money Market Trust, may invest in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds, except the 100% Treasury Money Market Fund, may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments
     ------------------------

     The Funds may invest in money market instruments. Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (c) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Ratings Group ("S&P"), or, if unrated, by comparable qualify as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

     Municipal Bonds.  The Fund may invest in municipal bonds.  The two
     ---------------
principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Notes.  Municipal notes include, but are not limited to, tax
     ---------------
anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs.  An uncertainty in a municipal issuer's capacity to raise taxes as a
     ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs.  The ability of a municipal issuer to meet its obligations on its
     ----
BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs.  A decline in the receipt of certain revenues, such as anticipated
     ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     The Funds, except the 100% Treasury Money Market Fund, National Tax-Free Money Market Trust, National Tax-Free Institutional Money Market Fund, and California Tax-Free Money Market Trust, may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at least 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


     Unrated and Downgraded Investments
     ----------------------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Trustees has determined that disposal of the portfolio security would not be in the best interests of the Fund.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                       SPECIAL CONSIDERATIONS AFFECTING
                       CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information.  From mid-1990 to late
     ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession.
Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state was faced with a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

       However, since the start of 1994, California's economy has been recovering steadily. Unemployment has come down from its 10% recession peak to under 5.8% for 1998. Because of the improving economy and California's fiscal austerity, the state has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1999 was $1.255 billion.

     State Finances.  The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-1999 Budget Act provides authority for expenditures of $57.3 billion from the General Fund, $14.7 billion from Special Funds, and $3.4 billion from bond funds.

     Changes in California Constitutional and Other Laws.  In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

       In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the "VLF") by 75% over five years, by which time the tax cut would be more than $3.5 billion annually.
Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately 500 million in the 1998-1999 Fiscal Year and about $1 billion annually thereafter.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities. Recently, however, the economic picture has brightened considerably, as both the nation and California appear to have avoided a major slowdown emanating from the crisis in Asia and Latin America. Based on continued growth in real gross domestic product, increased retail sales based upon strong consumer confidence and other factors.
Employment data revisions in California revealed that instead of slowing in late 1998 and early 1999, as assumed, wage and salary jobs in the state continued to expand at a healthy pace. This trend is expected to continue through 1999.

                            SPECIAL CONSIDERATIONS
                   AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this Statement of Additional Information. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact which would render such information inaccurate.

     Constitutional State Revenue Limitations.  Minnesota's constitutionally
     ----------------------------------------
prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The State's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session, the Governor is empowered to convene a special legislative session.

     Effect of Limitations on Ability to Pay Bonds. There are no constitutional
     ---------------------------------------------
or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     Minnesota's Economy.  Diversity and a significant natural resource base
     -------------------
are two important characteristics of Minnesota's economy. When viewed in 1996 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2.5 percentage points of national employment share.

     In 1996, Minnesota's per capita gross state product (GSP) of $30,395 was more than 5 percent higher than the U.S.'s per capita gross domestic product
(GDP) of $28,766. In addition, between 1988 and 1996, Minnesota's GSP increased by 26.5 percent compared to an 18.3 percent increase of U.S. GDP.

     Minnesota's employment in the finance, insurance and real estate (FIRE) sector grew at a rate of 20.1 percent, increasing from 117,738 employees in 1988 to 141,413 in 1996. This rate of increase was nearly seven times that of the nation's FIRE sector. Employment in Minnesota's business services industry grew by more than 68 percent between 1988 and 1996. This increase was driven in part by the outstanding growth in the computer programming, data processing, and other computer related services industry, which grew by more than 120 percent during the same period.

     Minnesota has one of the fastest growing populations in the Midwest. Migration from other states, a low death rate, a moderate birth rate and increasing minority populations have all contributed to Minnesota's population increase. The eight fastest growing counties in Minnesota between 1990 and 1996 are counties on the suburban fringe of the Minneapolis-St. Paul metropolitan area. More than 71 percent of Minnesota's population lives in the state's ten largest metropolitan statistical areas and cities.

     Minnesota's real per capita personal income grew by 3.6 percent between 1995 and 1996 - more than double the rate of the national average. Minnesota had the highest per capita personal income among the Plains states and the second highest among all Midwest states in 1996. Nationally, Minnesota ranked 11th in per capita personal income in 1996, up from 19th place in 1995 and 17th place in 1990.

     For 1998, Minnesota's annual average unemployment rate, at 2.5 percent, is the lowest in the nation. The national annual average unemployment rate in 1998 was 4.5 percent. Minnesota's labor force participation rate, at 74.5 percent, was the second highest in the nation in 1997. The national labor force participation rate was 67.1 percent in 1997.

     Minnesota had the 12/th/ lowest poverty rate nationally, at 9.7 percent in 1996/97. The national poverty rate was 13.5 percent in 1996/97. Minnesota had the seventh highest median income for a four-person family, at $60,577 in 1997. The national median income for a four-person family was $53,350 in 1997. Minnesota had the 11th highest per capita personal income, at $27,510 in 1998. The national per capita personal income was $26,412 in 1998.

     The State of Minnesota has recently enjoyed a budget surplus. The 1999 Legislature allocated $28.3 billion in general fund resources for the three year period of fiscal years 1999, 2000 and 2001. Of the $28.3 billion, $2.9 billion resulted from revenue surpluses available in FY 1999 and $25 billion is from resources projected to be available in FY 2000 and 2001. An additional $400 million was made available by converting $400 million of capital projects funded with general fund appropriations to projects funded with the sale of general obligation bonds.

     For 1999, the Legislature enacted a sales tax rebate of $1.25 billion which was funded out of FY 1999 resources. Tobacco settlement funds received in FY 1999 of $460.8 million were transferred to the tobacco settlement fund in FY 1999. Supplemental appropriations of about $77 million were also made in FY 1999. Allocations in FY 2000-01 include state tax reductions of $1.4 billion, another $507 million to the tobacco settlement fund and $23.44 billion for programs. The general fund is the largest single portion of the state budget. Appropriations from other funds will bring all appropriations in the state budget for FY 2000-01 to approximately $37 billion. Other funds are usually dedicated for specific purposes such as health care access and highways and bridges.


     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


Principal Occupations
Name, Age and Address            Position        During Past 5 Years
---------------------            --------        -----------------------------------------------
*Robert C. Brown, 65             Trustee,        Director, Federal Farm Credit Banks Funding
1431 Landings Place              Secretary and   Corporation and Farm Credit System
Sarasota, FL 34231               Treasurer       Financial  Assistance Corporation since
                                                 February 1993.

Donald H. Burkhardt, 70          Trustee         Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77              Trustee         Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56               Trustee         Business Associate Professor, Wake Forest
321 Beechcliff Court                             University, Calloway School of Business and
Winston-Salem, NC  27104                         Accountancy since 1994; previously Associate
                                                 Professor of Finance.


                                                 Principal Occupations
Name, Age and Address            Position        During Past 5 Years
---------------------            --------        -------------------
Peter G. Gordon, 56              Trustee         Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                         Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                   Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 72            Trustee and     Private Investor.
31 Dellwood Court                President
San Rafael, CA  94901

Richard M. Leach, 63             Trustee         President of Richard M. Leach Associates (a
P.O. Box 1888                                    financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54             Trustee         Private Investor/Real Estate Developer;
Four Beaufain Street                             Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 45             Trustee         Senior Counselor to the public relations firm
500 North State Street                           of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                 Fellow at the Humphrey Institute, Minneapolis,
                                                 Minnesota (a public policy organization) since
                                                 January 1995.

Donald C. Willeke, 58            Trustee         Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                        Annual Rate
            Fund                                 (as percentage of net assets)
            ----                                  ----------------------------
California Tax-Free Money Market                             0.30%
California Tax-Free Money Market Trust                       0.20%
Cash Investment Money Market                                 0.10%
Government Money Market                                      0.35%
Minnesota Money Market                                       0.30%
Money Market                                                 0.40%
Money Market Trust                                           0.20%
National Tax-Free Institutional Money Market                 0.10%
National Tax-Free Money Market Trust                         0.20%
National Tax-Free Money Market                               0.25%
Overland Express Sweep                                       0.45%
Prime Investment Money Market                                0.10%
Treasury Plus Institutional Money Market                     0.10%
Treasury Plus Money Market                                   0.35%
100% Treasury Money Market                                   0.35%

     As discussed in the "Historical Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     For the periods indicated below, the following Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                       Year-Ended                Year-Ended                    Year-Ended
                                         3/31/99                   3/31/98                       3/31/97
                                        --------                 -----------                   -----------
     Fund                       Fees Paid    Fees Waived  Fees Paid     Fees Waived      Fees Paid     Fees Waived
     ----                       ---------    -----------  -----------   ------------     -----------   -----------
California Tax-Free Money
   Market                       $ 2,582,252  $ 8,080,829  $ 1,558,667     $ 6,538,104     $ 1,503,717   $ 1,687,408
California Tax-Free Money
   Market Trust                 $   222,601  $ 2,587,650  $   177,771/1/  $ 1,584,831/1/      N/A           N/A
Money Market                    $19,972,073  $15,848,357  $13,524,289     $11,407,557     $ 8,856,102   $   979,244
Money Market Trust              $   209,758  $ 1,105,896  $   338,449     $ 1,356,100         N/A           N/A
National Tax-Free Money
   Market Trust                 $    91,087  $   474,374  $  113,030/2/   $   103,939/2/      N/A           N/A
Overland Express Sweep/3/       $11,667,208  $   934,459  $ 2,679,378     $   104,602     $ 3,310,083   $         0
Treasury Plus Institutional
   Money Market                 $ 1,243,305  $ 1,468,464  $   708,927     $ 1,647,461     $1,518,347/4/ $   751,971/4/
Treasury Plus Money
   Market                       $ 1,297,540  $ 1,995,453  $   507,237     $ 1,721,124     $1,518,347/4/ $   751,971/4/

_______________________
/1/  For the period begun May 5, 1997 and ended March 31, 1998.
/2/  For the period begun November 10, 1997 and ended March 31, 1998.
/3/ Amounts shown for the fiscal year ended March 31, 1998 include combined figures for the three-month period ended March 31, 1998 and the fiscal year ended December 12, 1997. The Overland Express Sweep Fund predecessor portfolio paid $5,540,534 in advisory fees, without waiver, for the 1997 fiscal year. Amounts shown for the six-month period ended March 31, 1997 represent figures from the fiscal year ended December 31, 1996 for the Overland Express Funds predecessor portfolio.

/4/  For the six-month period ended 3/31/97.

     California Tax-Free Money Market Fund and Money Market Fund.  For the
     -----------------------------------------------------------
period indicated below, the predecessor Stagecoach Money Market and California Tax-Free Money Market Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                                              Nine-Month
                                             Period Ended
                                                9/30/96
                                                -------
                                        Fees               Fees
                 Fund                   Paid              Waived
                 ------                 ----              ------

       California Tax-Free
           Money Market             $ 4,867,523              $0

          Money Market              $12,729,506              $0


     Treasury Plus Institutional Money Market and Treasury Plus Money Market
     -----------------------------------------------------------------------
Funds.  On January 12, 1995, San Diego Financial Corporation merged into First
-----
Interstate Investment Services, Inc., a direct wholly-owned subsidiary of First Interstate Bank of California, which has since changed its name to First Interstate Capital Management, Inc.

     The Pacifica Treasury Money Market Fund was reorganized as the Stagecoach Treasury Plus Money Market Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Treasury Money Market Fund. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Stagecoach Treasury Plus Money Market Fund, which is the predecessor portfolio to the Treasury Plus Institutional Money Market Fund and Treasury Plus Money Market Fund.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolio paid to WFIM, and for the period begun September 6, 1996, and ended September 30, 1996, the Fund paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:


                                                     Year Ended
                                                      9/30/96
                                                      -------

                   Fund                        Fees Paid          Fees Waived
                   ----                        ---------          -----------
          Treasury Plus Money Market          $2,442,922          $2,073,426


     Money Market Trust.  Prior to the Reorganization, Wells Fargo Investment
     ------------------
Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Predecessor Portfolios of Pacifica. On September 6, 1996, Wells Fargo Bank became the adviser to the Fund. For the periods indicated below, the Fund paid to FICM, WFIM and Wells Fargo Bank, the advisory fees indicated below and the indicated amount was waived:


         Six Months Ended 3/31/97                  Year Ended 9/30/96/1/
         ------------------------                  -------------------
       Fees Paid      Fees Waived            Fees Paid         Fees Waived
       ---------      -----------            ---------         -----------

          $0          $1,044,401             $151,546          $2,021,955

______________


/1/ For the period begun October 1, 1995 and ended March 31, 1996 the
    Predecessor Portfolio paid advisory fees to FICM, for the period begun April 1, 1996 and ended September 5, 1996 the Predecessor Portfolio paid advisory fees to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank, and each such investment adviser waived varying amounts of such fees. The advisory fees did not change from investment adviser to investment adviser during the year ended September 30, 1996, and were as follows: computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

     For the periods indicated below, the following Funds paid to NIM the following advisory fees and NIM waived the indicated amounts:


                                      Year-Ended                 Year-Ended                 Year-Ended
                                        5/31/99                    5/31/98                    5/31/97
                                        -------                    -------                    -------
          Fund                  Fees Paid   Fees Waived    Fees Paid   Fees Waived     Fees Paid   Fees Waived
          ----                  ----------  -----------    ----------  -----------     ----------  -----------
Cash Investment Money
   Market Fund                  $        0        $0       $8,604,888     $640,532     $2,805,919     $      0
Government Money Market
   Fund                         $3,827,097        $0       $3,114,327     $      0     $2,538,240     $      0
National Tax-Free
   Institutional Money
   Market Fund                  $3,911,866        $0       $2,961,387     $165,379     $2,394,475     $369,405
National Tax-Free Money
   Market Fund                  $3,911,866        $0       $2,961,387     $165,379     $2,394,475     $369,405
Prime Investment Money
   Market Fund                  $        0        $0       $3,344,445     $      0     $6,216,897     $ 50,148
100% Treasury Money
   Market Fund                  $2,328,016        $0       $1,836,567     $      0     $1,548,275     $      0

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


     Investment Sub-Advisor.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as investment sub-advisor to the Funds. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request.


     As compensation for its sub-advisory services to each Fund, except the California Tax-Free Money Market Trust, Money Market Trust and National Money Market Trust, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $1 billion of the Fund's average daily net assets and 0.04% of net assets over $1 billion. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly. WCM will not receive compensation for providing sub-advisory services to the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust.

     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15% of the average daily net assets on an annual basis of each Fund.


     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the Administrator(s) by the predecessor portfolio that is considered the surviving entity for accounting purposes.

                            FORMER STAGECOACH FUNDS
                            -----------------------

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization, on the same terms as are currently in effect. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and Stephens received a monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator. Except as described below, prior to February
1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Wells Fargo Bank.

     For the periods indicated below, the following Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                      Year-Ended                                Year-Ended
                                                       3/31/99                                     3/31/98
                                                      ---------                                 -----------
                                                        Wells                                      Wells
Former Stagecoach Fund                    Total         Fargo        Stephens       Total          Fargo          Stephens
----------------------                    ------       -----         --------       -----          -----          ----------
California Tax-Free Money
   Market                              $1,493,733    $  851,428    $  642,305    $1,500,092     $  673,412     $  331,680
California Tax-Free Money
   Market Trust                        $  394,691    $  224,974    $  169,717    $   91,088/*/  $   61,029/*/  $   30,059
Minnesota Money Market                    N/A           N/A           N/A           N/A            N/A            N/A
Money Market                           $6,146,075    $3,503,263    $2,642,812    $3,861,514     $2,587,214     $1,274,300
Money Market Trust                     $  368,383    $  209,978    $  158,405    $  157,263     $  105,366     $   51,897
National Tax-Free Money
   Market Trust                        $  158,507    $   90,349    $   68,158    $  52,520/2/   $  35,188/2/   $   17,332/2/
 Overland Express Sweep                 $1,960,259    $1,117,348    $  842,911       N/A            N/A            N/A
Treasury Plus Institutional Money
   Market                              $1,535,588    $  875,285    $  660,303    $1,133,896     $  759,710     $  374,186
Treasury Plus Money Market             $1,535,588    $  875,285    $  660,303    $1,133,896     $  759,710     $  374,186

________________________
       For the period begun May 5, 1997 and ended March 31, 1998.
/2/    For the period begun November 10, 1997 and ended March 31, 1998.



                                             Six-Month
                                            Period Ended
                                               3/31/97
                                            -------------
                                                  Wells
Former Stagecoach Fund             Total          Fargo          Stephens
----------------------             -----          -----          --------

California Tax-Free Money
   Market                           $253,836      $ 50,767       $203,069
California Tax-Free Money
   Market Trust                       N/A           N/A             N/A
Minnesota Money Market                N/A           N/A             N/A
Money Market                        $980,282      $196,056       $784,226
Money Market Trust                  $217,710      $ 43,542       $174,168
National Tax-Free Money
   Market Trust                       N/A           N/A             N/A
Overland Express Sweep                N/A           N/A             N/A
Treasury Plus Money Market          $483,198      $ 96,640       $386,558



     California Tax-Free Money Market and Money Market Funds.  For the nine-
     -------------------------------------------------------
month period ended September 30, 1996, the predecessor Stagecoach California Tax-Free Money Market and Money Market Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

                                               Nine-Month
                                               Period Ended
                                                 9/30/96
                Fund                             -------
                ----
California Tax-Free Money Market               $245,966
Money Market                                   $872,577


     Overland Express Sweep Fund.  Prior to the Consolidation, Wells Fargo Bank
     ---------------------------
and Stephens served as Administrator and Co-Administrator, respectively, to the Overland predecessor portfolio under substantially similar terms as those described above.

     For the periods indicated below, the Overland Express Sweep Fund paid to Wells Fargo Bank and Stephens the dollar amounts in administration and co-administration fees indicated below.


               Three-Month
               Period Ended                            Year Ended
                 3/31/98                               12/31/97*

    Total       Wells Fargo     Stephens     Total     Wells Fargo     Stephens
    -----       -----------     --------     -----     -----------     --------
   $409,092       $274,092      $135,000   $1,211,007  $  242,201      $968,806


____________________
 * Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets. For the year ended December 31, 1996, the Overland predecessor portfolio paid administration fees in the amount of $317,668.

     Treasury Plus Money Market Funds.  The Treasury Money Market Fund was
     --------------------------------
reorganized as the Stagecoach Treasury Money Market Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolio of the Stagecoach Prime Money Market Fund and Treasury Plus Money Market Fund was administered through April 21, 1996 and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each of the Fund's average daily net assets.

     The table below reflects the net amounts paid, and the amounts waived, for administration services by the Funds to Stephens, as sole Administrator to the Funds, for the period begun

September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal years-ended September 30, 1996, the administration fees paid to the Dreyfus Corporation by the Treasury Plus Money Market Fund are listed below.


                                                    Year-ended
                                                     9/30/96
                                                     -------
                                           Fees                   Fees
           Fund                            Paid                  Waived
           ----                            ----                  ------
Treasury Money Market Fund              $1,745,759                 $0


     National Tax-Free Money Market Fund.  For the period begun April 2, 1996
     -----------------------------------
and ended September 30, 1996, Stephens served as sole Administrator to the Stagecoach National Tax-Free Money Market Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

     Money Market Trust.  The net administration fee (after waivers) paid to
     ------------------
Furman Selz LLC and Stephens during the year ended September 30, 1996, was $715,853.


                             FORMER NORWEST FUNDS

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees:

                                      Year-Ended               Year-Ended                Year-Ended
                                       5/31/99                   5/31/98                   5/31/97
                                       -------                   -------                   -------
Former Norwest Fund             Fees Paid   Fees Waived   Fees Paid   Fees Waived   Fees Paid   Fees Waived
-------------------             ---------   -----------   ---------   -----------   ---------   -----------
Cash Investment Money
   Market Fund                  $1,385,002     $986,018   $3,708,842   $2,416,284   $1,352,466   $  127,192

Government Money Market
   Fund                         $  142,795     $      0   $2,134,700   $  281,603   $1,140,934   $   12,114

National Tax-Free
   Institutional Money Market
   Fund                         $  610,743     $514,435   $  896,734   $  635,716   $1,396,600   $1,098,197

National Tax-Free Money
   Market Fund                  $  610,743     $514,435   $  896,734   $  635,716   $1,396,600   $1,098,197

Prime Investment Money
   Market Fund                  $  641,504     $    818   $1,182,178   $      511   $1,070,654   $   14,082

100% Treasury Money
   Market Fund                  $  803,340     $803,340   $1,154,681   $  854,503   $  728,447   $  595,668

     Distributor.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Overland Express Sweep Fund and Money Market Fund have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Classes of shares listed below. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Classes of shares of the following Funds will pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

               Fund                                        Fee
               ----                                        ---
   Money Market Fund
    Class B                                               0.75%

   Overland Express Sweep Fund
    Single Class                                          0.30%

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor.

     For the year ended September 30, 1999, the following Funds paid Stephens the following fees for distribution-related services:

               Former Stagecoach Fund                     Total
               ----------------------                     -----
               Money Market
                  Class B                              $   578,141

               Overland Express Sweep                  $11,106,399



     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit each Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved a Shareholder
     ---------------------------
Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                  Fund                                            Fee
                  ----                                            ---
               California Tax-Free Money Market Fund
                   Class A                                      0.25%
                   Service Class                                 N/A

               California Tax-Free Money Market Trust            N/A

               Cash Investment Money Market Fund
                   Service Class                                0.25%
                   Institutional Class                           N/A

               Government Money Market Fund
                   Class A                                      0.25%
                   Service Class                                 N/A

               Minnesota Money Market Fund
                   Class A                                      0.25%

               Money Market Fund
                   Class A                                      0.25%
                   Class B                                      0.25%

               Money Market Trust                                N/A

                  Fund                                                  Fee
                  ----                                                  ---
               National Tax-Free Institutional Money Market Fund
                   Service Class
                   Institutional Class                                0.25%
                                                                       N/A
               National Tax-Free Money Market Fund
                   Class A                                            0.25%

               National Tax-Free Money Market Trust                    N/A

               Prime Investment Money Market Fund
                   Service Class                                      0.25%

               Overland Express Sweep Fund                             N/A

               Treasury Plus Institutional Money Market Fund
                   Service Class
                   Institutional Class                                0.25%
                                                                       N/A
               Treasury Plus Money Market Fund
                   Class A                                            0.25%

               100% Treasury Money Market Fund
                   Class A                                            0.25%



     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     Each Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian.  Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at 6th &
     ---------
Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Norwest Bank is entitled to receive 0.02% of the average daily net assets of each Fund.



     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Money Market Trust, National Tax-Free Money Market Trust and Overland Express Sweep Fund for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the Funds mentioned above during a transition period. It is anticipated that the transition period will last until April 1, 2000, by which time Forum Accounting will be serving as Fund Accountant for all of the Funds.


     If the conversion to Forum Accounting does not occur on or before April 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank are each entitled to receive a monthly base fee per Fund ranging from $2,000 up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are each also entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all of the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach Fund family and Norwest Fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens by the predecessor Stagecoach Fund family and the amounts retained by Stephens are as follows:

            Period Ended                      Period Ended                    Period Ended
              9/30/99                           3/31/98                          3/31/97
             ---------                         ---------                        ---------
        Paid         Retained             Paid          Retained           Paid           Retained
        ----         --------             ----          --------           ----           --------
     $5,918,661     $2,643,558         $7,671,295       $939,892         $,296,243        $241,806


     For the period ended September 30, 1999, Wells Fargo Securities, Inc., an affiliated broker-dealer of the Trust, retained $2,324,394.93.

     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                            Former Stagecoach Funds

  Average Annual Total Return for the Applicable Period Ended September 30,
  -------------------------------------------------------------------------
                                    1999/1/
                                    -------

Fund                                                   Inception/2/       Five Year          One Year
----                                                   ------------       ---------          --------
California Tax-Free Money Market
  Class A                                                2.61%             2.80%             2.35%
  Service Class                                           N/A                N/A               N/A

California Tax-Free Money Market Trust                   3.03%               N/A              2.73%

Minnesota Money Market
 Class A                                                  N/A                N/A               N/A

Money Market
 Class A                                                 4.32%             4.92%             4.53%
 Class B                                                 4.32%             4.92%             4.53%

Money Market Trust                                       4.86%             5.48%             5.10%

National Tax-Free Money Market Trust                     3.22%              N/A              3.01%

Overland Express Sweep                                   3.69%             4.31%             3.99%

Fund                                                   Inception/2/       Five Year          One Year
----                                                   ------------       ---------          --------
Treasury Plus Institutional Money Market
 Service Class                                           5.56%             4.93%             4.50%
 Institutional Class                                     5.62%             5.21%             4.70%

Treasury Plus Money Market
 Class A                                                 5.37%             4.90%             4.29%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section.

                              FORMER NORWEST FUNDS

Average Annual Total Return for the Applicable Period Ended May 31, 1999/1/
--------------------------------------------------------------------------

Fund                                                   Inception/2/       Five Year          One Year
----                                                   ------------       ---------          --------
Cash Investment Money Market
  Service Class                                          5.73%             5.23%             5.04%
  Institutional Class                                     N/A                N/A               N/A

Government Money Market
 Class A                                                  N/A                N/A               N/A
 Service Class                                           5.49%             5.03%             4.81%

National Tax-Free Institutional Money Market
 Service Class                                           3.60%             3.09%             2.76%
 Institutional Class                                      N/A                N/A               N/A

National Tax-Free Money Market
 Class A                                                 3.60%             3.09%             2.76%

Prime Investment Money Market
 Service Class                                           5.36%             4.88%             4.68%

100% Treasury Money Market
 Class A                                                  N/A                N/A               N/A
 Service Class                                           4.46%            4.81%%             4.49%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section.

     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                            FORMER STAGECOACH FUNDS

 Cumulative Total Return for the Applicable Period Ended September 30, 1999/1/
 ----------------------------------------------------------------------------


Fund                                                   Inception/2/       Five Year         Three Year
----                                                   ------------       ---------         ----------
California Tax-Free Money Market
  Class A                                               20.66%             14.69%             8.38%
  Service Class                                           N/A                N/A               N/A

California Tax-Free Money Market Trust                   6.00%               N/A               N/A

Minnesota Money Market
 Class A                                                  N/A                N/A               N/A

Money Market
 Class A                                                32.94%             26.67%            15.35%
 Class B                                                26.67%             22.12%            13.05%

Money Market Trust                                      50.09%             29.96%            17.26%

National Tax-Free Money Market Trust                     4.51%               N/A               N/A

Overland Express Sweep                                  31.02%             23.47%            13.65%

Treasury Plus Institutional Money Market
 Service Class                                         108.65%             27.56%            15.78%
 Institutional Class                                   109.92%             28.33%            16.49%

Treasury Plus Money Market
 Class A                                               103.61%             26.60%            15.30%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section.

                              FORMER NORWEST FUNDS

Cumulative Total Return for the Applicable Period Ended September 30, 1999/1/
-----------------------------------------------------------------------------

Fund                                                        Inception/2/         Ten-Year         Five Year         Three Year
----                                                        ------------       ------------       ---------         ----------
Cash Investment Money Market Trust
  Service Class                                                94.33%             66.54%           29.38%              16.37%
  Institutional Class                                           N/A                                 N/A                 N/A

Government Money Market
 Class A                                                        N/A                N/A              N/A                 N/A
 Service Class                                                 88.22%             63.09%           28.11%              15.71%

National Tax-Free Institutional Money Market
 Service Class                                                 51.01%             39.64%           16.53%               9.17%
 Institutional Class                                           52.86%             37.95%           17.70%               9.83%

National Tax-Free Money Market
 Class A                                                        N/A                N/A              N/A                 N/A

Prime Investment Money Market
 Service Class                                                  5.22%             61.19%           27.30%              15.23%

100% Treasury Money Market
 Class A
 Service Class                                                 46.89%              N/A             36.72%              14.88%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section.


     Yield Calculations:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Tax-Equivalent Yield:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                            1 - p
                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

     Effective Yield:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)/365/7/]-1


                            Former Stagecoach Funds

           Yield for the Applicable Period Ended September 30, 1999
           --------------------------------------------------------

                                                     Seven-Day       Seven-Day                      Thirty-Day
                                      Seven-Day      Effective    Tax-equivalent    Thirty-Day    Tax-Equivalent
Fund                                    Yield          Yield          Yield/1/        Yield           Yield/1/
----                                    -----          -----          ------          -----           ------
California Tax-Free Money Market
  Class A                                 2.72%          2.76%          4.97%           2.42%            4.42%

California Tax-Free Money Market          3.07%          3.12%          5.60%           2.80%            5.11%
 Trust

Minnesota Money Market                     N/A            N/A            N/A             N/A              N/A

Money Market Trust                        5.25%          5.39%          9.58%           5.20%            9.49%

Overland Express Sweep                    4.19%          4.27%          7.65%           4.15%            7.58%

Treasury Plus Institutional Money
 Market
 Service Class                            4.53%          4.63%          8.27%           4.60%            8.40%

 Institutional Class                      4.73%          4.84%          8.63%           4.80%            8.76%
Treasury Plus Money Market
 Class A                                  4.33%          4.43%          7.90%           8.03%            4.40%

_______________________

/1/  Based on the combined state and federal income tax rate of 45.22%.


                             Former Norwest Funds

              Yield for the Applicable Period Ended May 31, 1999
              --------------------------------------------------

                                                      Seven-Day     Seven-Day                    Thirty-Day
                  Fund                    Seven-Day   Effective   Tax-eqivalent   Thirty-Day   Tax-Equivalent
                  ----                      Yield       Yield         Yield/1/       Yield         Yield/1/
                                            -----       -----         ------         -----         ------
Cash Investment Money Market Trust
  Service Class                                4.55%       4.66%           7.72%        4.52%            7.48%
  Institutional Class                           N/A         N/A             N/A          N/A              N/A

Government Money Market
  Class A                                       N/A         N/A             N/A          N/A              N/A
  Service Class                                4.46%       4.56%           7.55%        4.39%            7.27%

National Tax-Free Institutional Money
Market
  Service Class                                2.86%       2.90%           4.80%        2.97%            4.92%
  Institutional Class                           N/A         N/A             N/A          N/A              N/A

National Tax-Free Money Market
  Class A                                      2.66%       2.69%           4.45%        3.77%            4.59%

Prime Investment Money Market
  Service Class                                4.48%       4.58%           7.58%        4.45%            7.37%

100% Treasury Money Market
  Class A                                       N/A         N/A             N/A          N/A              N/A
  Service Class                                4.20%       4.29%           7.10%        4.19%            6.94%

_______________________

/1/  Based on the combined state and federal income tax rate of 45.22%.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."


     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $202 billion in assets.

     The Trust also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account and Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value ("NAV") per share for each class of the Funds is determined as of the times listed in the chart below:

     ------------------------------------------------------------------------
                                                        NAV Calculation Time
     FUNDS                                                 (Pacific Time)
     ------------------------------------------------------------------------
     California Tax-Free Money Market Fund                     9:00 a.m.
     ------------------------------------------------------------------------
     California Tax-Free Money Market Trust                    9:00 a.m.
     ------------------------------------------------------------------------
     Cash Investment Fund                                      2:00 p.m.
     ------------------------------------------------------------------------
     Government Money Market Fund                             12:00 Noon
     ------------------------------------------------------------------------
     Minnesota Money Market Fund                               9:00 a.m.
     ------------------------------------------------------------------------
     Money Market Fund                                        12:00 Noon
     ------------------------------------------------------------------------
     Money Market Trust                                       12:00 Noon
     ------------------------------------------------------------------------
     National Tax-Free Institutional Money Market Fund         9:00 a.m.
     ------------------------------------------------------------------------
     National Tax-Free Money Market Fund                      11:00 a.m.
     ------------------------------------------------------------------------
     National Tax-Free Money Market Trust                      9:00 a.m.
     ------------------------------------------------------------------------
     Overland Express Sweep Fund                              12:00 Noon
     ------------------------------------------------------------------------
     Prime Investment Money Market Fund                       12:00 Noon
     ------------------------------------------------------------------------
     Treasury Plus Institutional Money Market Fund             2:00 p.m.
     ------------------------------------------------------------------------
     Treasury Plus Money Market Fund                           2:00 p.m.
     ------------------------------------------------------------------------
     100% Treasury Money Market Fund                          10:00 a.m.
     ------------------------------------------------------------------------

     If the markets for the instruments and securities the Funds invest in close early, the Funds may close early and may value their shares at earlier times under these circumstances. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open on any day Wells Fargo Bank is open. Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the net asset value calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than 12:00 Noon.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.


     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.


     Reduced Sales Charges for former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders.  No contingent deferred sales charge is imposed on redemptions of
------------
Money Market Fund Class B shares
received in exchange for Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.


     In general Class B shares exchanged for Money Market Fund Class B shares retain their original CDSC schedule and any reduced sales charges privileges. Please refer to the prospectus for the original shares regarding applicable schedules and waivers.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES




     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes and, as applicable, certain California and Minnesota taxes.


     General.  The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.


     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.


     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.



     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.


     Gains recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Distributions; Generally.  Although distributions of net investment income
     ------------------------
will be declared daily based on a Fund's daily earnings, for federal income tax purposes, the Fund's "earnings and profits" will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable distributions. Thus, if during a taxable year a Fund's distributions (as declared daily throughout the year) exceed the Fund's earnings and profits (generally the Fund's net investment income and capital gain) as determined at the end of the year, only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that a Fund's earnings and profits for a taxable year will equal its distributions applicable to such year.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to income
     --------------------
on taxable investments, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans. Shares of the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust, Minnesota Money Market Fund, National Tax-Free Institutional Money Market Fund, National Tax-Free Money Market Fund and National Tax-Free Money Market Trust (together, the "Tax-Free Funds") would not be suitable investments for tax-deferred plans and tax-exempt investors.

     Additional Considerations for the Tax-Free Funds.  If at least 50% of the
     ------------------------------------------------
value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Tax-Free Funds intend to so qualify and are designed to provide investors with a high level of income exempt from federal income tax.


     The portion of total dividends paid by a Tax-Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Free Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

     Additional Considerations for the California Tax-Free Money Market Fund and
     ---------------------------------------------------------------------------
California Tax-Free Money Market Trust.  If, at the close of each quarter of its
--------------------------------------
taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Tax-Free Money Market Fund and California Tax-Free Money Market Trust (the "California Funds") intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

     Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

     In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

     The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

     Additional Considerations for the Minnesota Money Market Fund.
     -------------------------------------------------------------
Shareholders of the Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations, is so included. This provision applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the

United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

     Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Fund who are individuals, estates or trusts.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax (and, where applicable California and Minnesota taxes) considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are nine of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                                  5% OWNERSHIP
                             AS OF OCTOBER 25, 1999

                                                               Name and                         Percentage
                          Fund                                 Address                           of Class
                          ----                                 -------                           --------
                 CALIFORNIA TAX-
                 FREE MONEY
                 MARKET FUND

                  Class A
                                                      WELLS FARGO BANK                            74.27%
                                                      FBO MONEY MARKET CHECKING
                                                      OMNIBUS ACCOUNT
                                                      P.O. Box 7066
                                                      San Francisco, CA  94120-7066

                                                      WELLS FARGO BANK                            8.06%
                                                      FUND OPERATIONS ACM DESK
                                                      MAC A#0103-174
                                                      525 Market Street - Floor 17
                                                      San Francisco, CA  94105-2708

                                                      DEAN WITTER REYNOLDS                        8.06%
                                                      FBO WELLS FARGO SECURITIES
                                                      INC
                                                      5 World Trade Center - 6th Floor
                                                      New York, NY  10048-0205

                  Service Class                       N/A                                         N/A

                                                         Name and                           Percentage
                   Fund                                   Address                            of Class
                   ----                                   -------                            --------

                CALIFORNIA TAX-
                FREE MONEY
                MARKET TRUST

                 Institutional Class                   WELLS FARGO BANK                           94.46%
                                                       FUND OPERATIONS ACM DESK
                                                       MAC A#0103-174
                                                       525 Market Street - Floor 17
                                                       San Francisco, CA  94105-2708

                                                       NORWEST INVESTMENT SERVICES                35.44%
                                                       c/o Alex O'Connor
                                                       608 2nd Avenue - 8h Floor MS 0130
                                                       Minneapolis, MN  55402-1916

                                                       EMSEG & CO                                 25.37%
                                                       VP4500022
                                                       ATTN:  Cash Sweep Processing
                                                       510 Marquette Avenue 4th Floor
                                                       Minneapolis, MN  55402-1110


                CASH INVESTMENT
                MONEY MARKET
                FUND

                 Service Class                         NORWEST INVESTMENT SERVICES                35.44%
                                                       C/O ALEX OCONNOR
                                                       608 2nd Ave S 8th Fl MS 0130
                                                       Minneapolis, MN  55402-1916

                                                       EMSEG & CO                                 25.37%
                                                       VP4500022
                                                       Attn: Cash Sweep Processing
                                                       510 Marquette Ave 4th Fl
                                                       Minneapolis, MN  55402-1110

                Institutional Class                    WELLS FARGO BANK                           36.70%
                                                       FUND OPERATIONS ACM DESK
                                                       MAC A#0103-174
                                                       525 Market Street - Floor 17
                                                       San Francisco, CA  94105-2708

                                                       WELLS FARGO BANK                           13.31%
                                                       ATTN:  INVESTMENT SWEEP T-15
                                                       1300 S W Fifth Avenue
                                                       Portland, OR  97201-5667

                                                       WELLS FARGO BANK                           12.06%
                                                       DBA BANK DEALER OPERATIONS
                                                       P.O. Box 3780  MAC #6101-151
                                                       Portland, OR  97208-3780

                                                       HARE & CO.                                  7.17%
                                                       BANK OF NEW YORK
                                                       One Wall Street - 2nd Floor
                                                       ATTN:  Stip/Master Note
                                                       New York, NY  10005-2501

                                                               Name and                         Percentage
                       Fund                                    Address                           of Class
                       ----                                    -------                           --------

                 GOVERNMENT
                 MONEY MARKET
                 FUND

                  Class A
                                                        WELLS FARGO BANK TTEE                      45.08%
                                                        CHOICEMASTER
                                                        ATTN:  MUTUAL FUNDS A-88-4
                                                        P.O. Box 9800
                                                        Calabasas, CA  91372-0800



                                                        WELLS FARGO BANK                           34.72%
                                                        FUND OPERATIONS ACM DESK
                                                        MAC A#0103-174
                                                        525 Market Street - Floor 17
                                                        San Francisco, CA  94105-2708

                                                        DEAN WITTER REYNOLDS                       13.30%
                                                        FBO WELLS FARGO SECURITIES
                                                        INC
                                                        5 World Trade Center - 6th Floor
                                                        New York, NY  10048-0205

                  Service Class                         EMSEG & CO                                 78.53%
                                                        ATTN:  Cash Sweep Processing
                                                        510 Marquette Avenue 4th Floor
                                                        Minneapolis, MN  55402-1110

                                                        NORWEST INVESTMENT SERVICES                12.05%
                                                        c/o Alex O'Connor
                                                        608 2nd Avenue - 8h Floor MS 0130
                                                        Minneapolis, MN  55402-1916

                                                        ALPINE & CO.                                6.60%
                                                        NON DISCRETIONARY
                                                        1740 Broadway MS 8751
                                                        Denver, Co.  80274-0001

                 MINNESOTA MONEY
                 MARKET FUND

                  Class A                               N/A                                         N/A

                                         Name and                Percentage
           Fund                          Address                  of Class
           ----                          -------                  --------
     MONEY MARKET FUND

       Class A                WELLS FARGO BANK                      79.56%
                              FBO MONEY MARKET CHECKING
                              OMNIBUS ACCOUNT
                              P.O. Box 7066
                              San Francisco, CA 94120-7066

                              NORWEST INVESTMENT SERVICES            8.07%
                              c/o Alex O'Connor
                              608 2nd Avenue - 8h Floor MS 0130
                              Minneapolis, MN 55402-1916

       Class B                WELLS FARGO BANK                      97.37%
                              FBO MONEY MARKET CHECKING
                              OMNIBUS ACCOUNT
                              P.O. Box 7066
                              San Francisco, CA 94120-7066

     MONEY MARKET TRUST

       Institutional Class    WELLS FARGO BANK                      96.52%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - Floor 17
                              San Francisco, CA 94105-2708

     NATIONAL TAX-FREE
     INSTITUTIONAL MONEY
     MARKET FUND

       Service Class          EMSEG & CO                            41.39%
                              ATTN: Cash Sweep Processing
                              510 Marquette Avenue 4th Floor
                              MN 55402-1110

                              EMSEG & CO                            34.44%
                              ATTN: Cash Sweep Processing
                              510 Marquette Avenue 4th Floor
                              Minneapolis, MN 55402-1110

                              NORWEST INVESTMENT SERVICES           11.02%
                              c/o Alex O'Connor
                              608 2nd Avenue - 8th Floor MS 0130
                              Minneapolis, MN  55402-1916

                              WELLS FARGO BANK                       6.25%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - Floor 17
                              San Francisco, CA 94105-2708

                                         Name and                Percentage
           Fund                          Address                  of Class
           ----                          -------                  --------
     Institutional Class      WELLS FARGO BANK                      62.40%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - Floor 17
                              San Francisco, CA 94105-2708

                              KEITH L. THOMSON &                    14.24%
                              JULIE A. THOMSON JITTEN
                              3135 NW Circle A Drive
                              Portland, OR 97229-3611

                              HARE & CO.                             7.44%
                              BANK OF NEW YORK
                              One Wall Street - 2nd Floor
                              ATTN: Stip/Master Note
                              New York, NY 10005-2501

     NATIONAL TAX-FREE MONEY
     MARKET TRUST

       Class A                WELLS FARGO BANK                      57.09%
                              FBO MONEY MARKET CHECKING
                              OMNIBUS ACCOUNT
                              P.O. Box 7066
                              San Francisco, CA 94120-7066


                              NORWEST INVESTMENT SERVICES           28.53%
                              c/o Alex O'Connor
                              608 2nd Avenue - 8th Floor MS 0130
                              Minneapolis, MN 55402-1916

                              WELLS FARGO SERVICE COMPANY            6.17%
                              FBO SWEEP FUNDS NTF
                              Retail Sweep Operations
                              4811 N 4th Avenue  #N9721-016
                              Sioux Falls, SD 57104-0405

                              DEAN WITTER REYNOLDS                   5.57%
                              FBO WELLS FARGO SECURITIES
                              INC
                              5 World Trade Center - 6th Floor
                              New York, NY 10048-0205

     NATIONAL TAX-FREE MONEY  WELLS FARGO BANK                      99.44%
     MARKET TRUST             FUND OPERATIONS ACM DESK
                              MAC A#0103-174
       Institutional Class    525 Market Street - 17th Floor
                              San Francisco, CA 94105-2708


     OVERLAND EXPRESS         WFB -WHOLESALE SWEEP                 100.00%
     SWEEP FUND               3440 Walnut Avenue Building B
       Single Class           ATTN: Mimi Johnson MAC 0247-018
                              Fremont, CA 94538-2210

                                         Name and                Percentage
           Fund                          Address                  of Class
           ----                          -------                  --------
     PRIME INVESTMENT MONEY
     MARKET FUND

       Service Class          NORWEST INVESTMENT SERVICES           99.04%
                              c/o Alex O'Connor
                              608 2nd Avenue - 8th Floor MS 0130
                              Minneapolis, MN 55402-1916

     TREASURY PLUS
     INSTITUTIONAL MONEY
     MARKET FUND

       Service Class          HARE & CO.                            18.27%
                              BANK OF NEW YORK
                              One Wall Street - 2nd Floor
                              ATTN: STF/MASTER NOTE
                              New York, NY 10005-2501


                              EMSEG & CO                            17.82%
                              VP4530003
                              ATTN: Cash Sweep Processing
                              510 Marquette Avenue 4th Floor
                              Minneapolis, MN 55402-1110

                              WELLS FARGO BANK                      10.88%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - 17th Floor
                              San Francisco, CA 94105-2708

                              WELLS FARGO BANK TTEE                  8.84%
                              CHOICEMASTER
                              ATTN: MUTUAL FUNDS A-88-4
                              P.O. Box 9800
                              Calabasas, CA 91372-0800

       Institutional Class    WELLS FARGO BANK                      29.76%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - 17th Floor
                              San Francisco, CA 94105-2708

                              WELLS FARGO BANK                      27.80%
                              ATTN: INVESTMENT SWEEP T-15
                              1300 S W Fifth Avenue
                              Portland, OR 97201-5667

                              CASTLE TOWER HOLDING                  22.91%
                              CORPORATION
                              510 Bering Drive Suite 500
                              Houston, TX 77057-1452

                              BAY AREA CELLULAR TELEPHONE            5.27%
                              CO.
                              651 Gateway BLVD - Suite 1500
                              South San Francisco, CA 94080-7040

                                         Name and                Percentage
           Fund                          Address                  of Class
           ----                          -------                  --------
     TREASURY PLUS MONEY      HARE & CO.                            42.95%
     MARKET FUND              BANK OF NEW YORK
                              One Wall Street - 2nd Floor
       Class A/1/             ATTN: STF/MASTER NOTE
                              New York, NY 10005-2501

                              WFB -WHOLESALE SWEEP                  33.18%
                              3440 Walnut Avenue Building B
                              ATTN: Mimi Johnson MAC 0247-018
                              Fremont, CA 94538-2210

                              WELLS FARGO BANK                      11.95%
                              FUND OPERATIONS ACM DESK
                              ATTN: MF DEPT A88-4
                              MAC A#0103-174
                              San Francisco, CA 94105

                              DEAN WITTER REYNOLDS                   7.09%
                              FBO WELLS FARGO SECURITIES
                              INC
                              5 World Trade Center - 6th Floor
                              New York, NY 10048-0205

       Institutional Class    WELLS FARGO BANK                      29.76%
                              FUND OPERATIONS ACM DESK
                              MAC A#0103-174
                              525 Market Street - 17th Floor
                              San Francisco, CA 94105-2708

                              WELLS FARGO BANK                      27.80%
                              ATTN: INVESTMENT SWEEP T-15
                              1300 S W Fifth Avenue
                              Portland, OR 97201-5667

                              CASTLE TOWER HOLDING                  22.91%
                              CORPORATION
                              510 Bering Drive Suite 500
                              Houston, TX 77057-1452

                              BAY AREA CELLULAR TELEPHONE            5.27%
                              CO.
                              651 Gateway BLVD - Suite 1500
                              South San Francisco, CA 94080-7040

     100% TREASURY MONEY
     MARKET FUND

       Class A                N/A                                     N/A

       Service Class          EMSEG & CO                            63.04%
                              ATTN: Cash Sweep Processing
                              510 Marquette Avenue 4th Floor
                              Minneapolis, MN 55402-1110

______________________
/1/  5% Ownership information as of October 28, 1999.

                                         Name and                Percentage
           Fund                          Address                  of Class
           ----                          -------                  --------
                              NORWEST INVESTMENT SERVICES           22.41%
                              c/o Alex O'Connor
                              608 2nd Avenue South
                              8th Floor MS 0130
                              Minneapolis, MN 55402-1916

                              ALPINE & CO.                           7.05%
                              DISCRETIONARY
                              1740 Broadway MS 8751
                              Denver, CO. 80274-0001



   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the years ended March 31, 1999 and May 31, 1999, respectively, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are
     -------
"Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

     Moody's: The highest ratings for state and municipal short-term
     -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay
     ---
principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's: The highest rating for corporate and municipal commercial paper
     -------
is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper
     ---
indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

     S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2."
     ---
The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            WELLS FARGO FUNDS TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated November 8, 1999

                             ARIZONA TAX-FREE FUND
                     CALIFORNIA LIMITED TERM TAX-FREE FUND
                           CALIFORNIA TAX-FREE FUND
                            COLORADO TAX-FREE FUND
                     MINNESOTA INTERMEDIATE TAX-FREE FUND
                            MINNESOTA TAX-FREE FUND
                      NATIONAL LIMITED TERM TAX-FREE FUND
                            NATIONAL TAX-FREE FUND
                             OREGON TAX-FREE FUND

               Class A, Class B, Class C and Institutional Class


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about nine funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Arizona Tax-Free Fund, California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund. Each Fund is considered non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Arizona Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund offer Class A, Class B and Institutional Class shares. The California Tax-Free and National Tax-Free Funds also offer Class C shares. The California Limited Term Tax-Free Income Fund offers Class A and Institutional Class shares only. The National Limited Term Tax-Free Fund and Minnesota Intermediate Tax-Free Fund offer Institutional Class shares only. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 8, 1999. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS


                                                                     Page
                                                                     ----

Historical Fund Information........................................     1
Investment Policies................................................     2
Additional Permitted Investment Activities and Associated Risks....     4
Special Considerations Affecting Arizona Municipal Obligations.....    15
Special Considerations Affecting California Municipal Obligations..    18
Special Considerations Affecting Colorado Municipal Obligations....    22
Special Considerations Affecting Minnesota Municipal Obligations...    23
Special Considerations Affecting Oregon Municipal Obligations......    26
Management.........................................................    31
Performance Calculations...........................................    42
Determination of Net Asset Value...................................    50
Additional Purchase and Redemption Information.....................    51
Portfolio Transactions.............................................    52
Fund Expenses......................................................    53
Income Taxes.......................................................    54
Capital Stock......................................................    61
Other..............................................................    68
Counsel............................................................    69
Independent Auditors...............................................    69
Financial Information..............................................    69
Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     The Funds in this Statement of Additional Information were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

     The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

-----------------------------------------------------------------------------------------
        Wells Fargo Funds                             Predecessor Fund
-----------------------------------------------------------------------------------------
Arizona Tax-Free                   Stagecoach Arizona Tax-Free
-----------------------------------------------------------------------------------------
California Limited Term Tax-Free   Stagecoach California Tax-Free Income
-----------------------------------------------------------------------------------------
California Tax-Free                Stagecoach California Tax-Free Bond
-----------------------------------------------------------------------------------------
Colorado Tax-Free                  Norwest Colorado Tax-Free
-----------------------------------------------------------------------------------------
Minnesota Intermediate Tax-Free    Norwest Minnesota Intermediate Tax-Free
-----------------------------------------------------------------------------------------
Minnesota Tax-Free                 Norwest Minnesota Tax-Free
-----------------------------------------------------------------------------------------
National Limited Term Tax-Free     Norwest Limited Term Tax-Free
-----------------------------------------------------------------------------------------
National Tax-Free                  Norwest Tax-Free Income
-----------------------------------------------------------------------------------------
Oregon Tax-Free                    Stagecoach Oregon Tax-Free
-----------------------------------------------------------------------------------------

     The Arizona Tax-Free Fund commenced operations on November 8, 1999, as successor to the Arizona Tax-Free Fund of Stagecoach. The predecessor Arizona Tax-Free Fund was originally organized as an investment portfolio of Westcore Trust under the name Arizona Intermediate Tax-Exempt Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Arizona Tax-Exempt Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Arizona Tax-Exempt Fund was reorganized as the Stagecoach Arizona Tax-Free Fund.

     The California Tax-Free and California Limited Term Tax-Free Funds (sometimes referred to as the "California Funds") commenced operations on November 8, 1999, as successor to the California Tax-Free Bond and California Tax-Free Income Funds of Stagecoach, respectively. The California Funds were originally organized as funds of Stagecoach. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond of Stagecoach.

     The Colorado Tax-Free Fund commenced operations on November 8, 1999, as successor to the Colorado Tax-Free Fund of Norwest. The predecessor Norwest Advantage Fund commenced operations on June 1, 1993.

     The Minnesota Intermediate Tax-Free Fund commenced operations on November 8, 1999, as successor to the Minnesota Intermediate Tax-Free Fund of Norwest. The predecessor Norwest Advantage Fund commenced operations on September 30, 1976.

     The Minnesota Tax-Free Fund commenced operations on November 8, 1999, as successor to the Minnesota Tax-Free Fund of Norwest. The predecessor Norwest Advantage Fund commenced operations on January 12, 1988.

     The National Limited Term Tax-Free Fund commenced operations on November 8, 1999, as successor to the Limited Term Tax-Free Fund of Norwest. The predecessor Norwest Advantage Fund commenced operations on October 1, 1996.

     The National Tax-Free Fund commenced operations on November 8, 1999, as successor to the National Tax-Free Fund of Stagecoach and the Tax-Free Income Fund of Norwest. The predecessor Stagecoach National Tax-Free Fund commenced operations on January 15, 1993 and the predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund.

     The Oregon Tax-Free Fund commenced operations on November 8, 1999, as successor to the Oregon Tax-Free Fund of Stagecoach. The predecessor Oregon Tax-Free Fund was originally organized as an investment portfolio of Westcore Trust under the name Oregon Tax-Exempt Fund. On October 1, 1995, the Fund was reorganized as the Pacifica Oregon Tax-Exempt Fund, an investment portfolio of Pacifica. On September 6, 1996, the Pacifica Oregon Tax-Exempt Fund was reorganized as the Stagecoach Oregon Tax-Free Fund.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that (i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

     (2) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (3) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (5) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (7) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Diversification
     ---------------

     The Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not:
(a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer; and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.




     Geographic Concentration
     ------------------------

     The Funds (except for the National Limited Term Tax-Free Fund and the National Tax-Free Fund) invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

     To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

     High Yield/Junk Bonds
     ---------------------

     The Minnesota Tax-Free Fund and Minnesota Intermediate Tax-Free Fund may invest in bonds rated below "Baa" by Moody's or "BBB" by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated less than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield/high risk securities market in the 1980's had paralleled a long economic expansion, many issuers subsequently have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (1) the high yield bond market; (2) the value of high yield/high risk securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In addition, the market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.


     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage

Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.


     Mortgage Participation Certificates. The Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.




     Municipal Bonds
     ---------------

     The Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover the Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     Municipal Notes
     ---------------

     The Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.


     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.


     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by a Fund, reverse repurchase agreements may be viewed as a form of borrowing by a Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to Fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of a Fund's net asset value per share.


     Stripped Securities
     -------------------

     The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.


     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                            SPECIAL CONSIDERATIONS
                    AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     The State is required by law to maintain a balanced budget. To achieve this objective, it has in the past utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved, even while tax reduction measures have been enacted each year since 1992. In 1992, voters passed a measure that requires a two-thirds vote of the legislature to increase state taxes.

     The State's population, because of continued employment growth, is expected to record above-average growth rates. After population growth of 3% in 1997 and 2.9% in 1998, 2.8% growth is expected in 1999 and 2.6% in 2000. That translates into almost 132,000 more people in the state in 1999 and 126,000 in 2000.

     The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. For several decades, the population has grown at a substantially higher rate than the population of the United States.

     The economy of the State is growing. Since the current boom peaked in 1994, when employment grew by 6.8%, the rate of growth has slowed, but only modestly. Through November 1998 (the latest data available), employment was 4.7% higher than the year before.

     Different parts of the State have different growth rates and structures. The Phoenix metropolitan area accounts for 70.6% of all Arizona jobs and almost 80% of the State's employment growth. The Tucson area saw growth accelerate in 1998 by 3%, versus 1.8% in 1997. The balance of the State also grew at more moderate levels.

     On a percentage basis, this expansion has not been as strong as previous expansions. Yet, in terms of absolute employment growth, this expansion has created more jobs than any period of economic growth in the State's history. For example, since the beginning of the current expansion in March 1991, more than 580,000 jobs have been created. In comparison, 297,200 jobs were created in the 1975-1980 expansion, and about 450,000 jobs were created in the expansion that lasted from 1982 to 1990.

     According to the national Blue Chip Economic Indicators, after real GDP growth of 3.9% in 1997 and 3.6% in 1998, growth is expected to moderate to 2.2% in 1999. Inflation is expected to remain low and interest rates are also likely to be low and through most of 1999.

     As of 1998, 47% of all manufacturing employment in the Phoenix area and 25% in Pima County is in high technology. The national average is 14.3%. The high-tech areas include computers, telecommunications, electronic components, aviation, and instrumentation. In the Phoenix area, the economy is weighted towards electronic components employment, which accounts for 27% of all manufacturing jobs. Tucson's high-tech manufacturing employment is more evenly spread among computers, electronic components, aviation and instrumentation.

     It is expected that international trade in the high-tech industry will continue to grow, which will be a positive for the Arizona economy. But in the near term, the unbalanced mix of employment could be a problem. Roughly 52% of Arizona manufacturing exports are of high-tech products; further, nearly 40% of the state's exports are to Japan, Malaysia, Taiwan, Hong Kong and Singapore, all of which are experiencing some degree of economic problems.

     In 1997, Arizona's total exports as a percent of personal income ranked fifth in the U.S. at 13.5%, compared to 9.2% for the nation. When analyzing data using only high-tech exports, Arizona ranked second at 7.1%, versus 2.1% nationally. Thus, the impact of the reduction in high-tech exports will likely affect Arizona more than other states. This will undoubtedly result in some continued layoffs in the manufacturing sector.

     The unemployment rate, 4.1% for 1998, should also stay relatively low, especially in the State's metropolitan areas. However, it is expected to increase in both 1999 and 2000. The current level of unemployment, the lowest in nearly three decades, suggests a tight labor market. The modest rise in unemployment projected for 1999 suggests that labor markets will moderately soften. After employment growth of 5.6% in 1996, 4.5% in 1997 and an estimated 4.6% in 1998, employment should increase by another 3.5% in 1999 with growth continuing at about 3% in 2000 and 2001. The Phoenix area's unemployment rate remains low, at about 2.7%.

     The outlook for continued, albeit slower, growth for the U.S. economy acts as a base for the Arizona economy. The state has been one of the top five employment-growth states for quite some time, and it should remain in the top five through 1999. There are other positive factors as well. First, as of November 1998, manufacturing was 2.3% above the November 1997 rate. Second, the unemployment rate is low in greater Phoenix and for many other parts of Arizona. That suggests that job growth will continue. Third, California, the State's leading domestic trading partner, is expected to enjoy continued, albeit slower, growth. Fourth, single-family housing markets continue to boom. Although the absolute level of permits is expected to decline from 1998's record levels, the outlook is for a relatively strong housing market.

     Housing, which should be up by about 15% in 1998, should decrease by about 10% in 1999. The slowdown is expected to be in single-family activity. In 1999, even if single-family housing slows, commercial construction should continue to do well throughout most of the year, despite higher vacancy rates in the Phoenix-area office and industrial markets. This is expected to prevent any significant problem in construction employment in 1999, despite the likelihood of a slowdown.

     Another uncertainty is the tourism market. Given the strong economy, tourist activity should be strong. But declines in the value of the Canadian dollar, the peso and other currencies versus the U.S. dollar could hurt winter visitation in Arizona.

     As was mentioned earlier, Arizona should not be evaluated as an economic monolith. Tucson should continue to grow in the 3% to 4% range. The rest of the state will continue to grow at about 3%. The Phoenix area has been the engine that has driven the state's economy, and that engine will slow modestly this year.

     Personal income, after growing by 8% in 1996 and 7.3% in 1997, should grow by another 8% in 1998, 7.8% in 1999, and 7% in 2000. Personal income has historically been revised upward during periods of boom; 1997 and 1998 will not be exceptions.

     Overall, General Fund revenues are expected to grow modestly, including 4% in FY 1999 and 5.7% in FY 2001. However, the FY 1999 rate of growth reflects the impact of the $120 million tax reduction program passed last year, and the FY 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted.

     The Governor's budget proposals in 1999 sought to limit overall spending, continue the growth of the State's "rainy day" funds, reflect conservative revenue forecasts to reflect a slowing economy, and propose for the 8th and 9th consecutive years tax reductions.


     State policy makers have been very successful in recent years in depositing monies into various accounts that have been established for a "rainy day." These monies are reserved for a true budget emergency precipitated by an economic downturn. By the end of FY 2001, the rainy day fund is expected to reach $425 million, or 7.08% of the General Fund revenues.

                       SPECIAL CONSIDERATIONS AFFECTING
                       CALIFORNIA MUNICIPAL OBLIGATIONS


     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information.  From mid-1990 to late
     ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state was faced with a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.


     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

       However, since the start of 1994, California's economy has been recovering steadily. Unemployment has come down from its 10% recession peak to under 5.8% for 1998. Because of the improving economy and California's fiscal austerity, the state has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poor's upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1999 was $1.255 billion.

     State Finances.  The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-1999 Budget Act provides authority for expenditures of $57.3 billion from the General Fund, $14.7 billion from Special Funds, and $3.4 billion from bond funds.

     Changes in California Constitutional and Other Laws. In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately 500 million in the 1998-1999 Fiscal Year and about $1 billion annually thereafter.

     Other Information. Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities. Recently, however, the economic picture has brightened considerably, as both the nation and California appear to have avoided a major slowdown emanating from the crisis in Asia and Latin America. Based on continued growth in real gross domestic product, increased retail sales based upon strong consumer confidence and other factors. Employment data revisions in California revealed that instead of slowing in late 1998 and early 1999, as assumed, wage and salary jobs in the state continued to expand at a healthy pace. This trend is expected to continue through 1999.

                       SPECIAL CONSIDERATIONS AFFECTING
                        COLORADO MUNICIPAL OBLIGATIONS

     Among the most significant sectors of the State's economy are services, trade, manufacture of durable and non-durable goods and tourism. During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

     From 1989 through 1998, there has been steady improvement in the Colorado economy: per-capita income increased approximately 59.1% (6.7% in 1998) and retail trade sales revenues increased approximately 84.1% (6.6% in 1998). The State's estimated growth rate is above the national growth rate and the State's unemployment rate is still below the national unemployment rate (in 1998 the State's unemployment rate was 3.8%).

     The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness.

     The Colorado economy has become increasingly diversified during the 1990s, moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism and manufacturing. Small businesses predominate among Colorado businesses. Certain obligations of Colorado State and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

     The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and personal income taxes, which accounted for approximately 32.2% and 63.4%, respectively, of total General Fund revenues during fiscal year 1997 and approximately 31.0% and 63.8%, respectively, of total net General Fund revenues during fiscal year 1998. The ending General Fund balance for fiscal year 1997 was $712.2 million and for fiscal year 1998 was approximately $718.0 million.

     The Colorado Constitution contains strict limitations on the ability of the State to create debt except under certain very limited circumstances. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notices to alleviate temporary cash flow shortfalls. The most recent issue of such notes, issued on July 1, 1999, was given the highest rating available for short-term obligations by S&P (SP-1+) and Fitch (F-1+) (A rating on such notes was not requested from, and consequently no rating was given by, Moody's). Because of the short-term nature of such notes, their ratings should not be considered necessarily indicative of the State's general financial condition.

     On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "Amendment") that restricts the ability of the Sate and local governments to increase taxes, revenues, debt and spending. The Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

     Among other provisions, the Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. The Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the Amendment. District revenues in excess of the limits prescribed by the Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. During 1999, the State refunded revenues in excess of the applicable limits to certain taxpayers in the State in accordance with the amendment. The Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

     This description is not intended to constitute a complete description of all of the provisions of the Amendment. Furthermore, many provisions of the Amendment and their application are unclear. Several statutes have been enacted since the passage of the Amendment attempting to clarify the application of the Amendment with respect to certain governmental entities and activities and numerous court decisions have been rendered interpreting certain of the Amendment's provisions, including a recent State Supreme Court decision holding that certain proposed transportation revenue participation notes would be subject to the Amendment's requirements for prior voter approval. However, many provisions of the Amendment may require further legislative or judicial clarification. The future impact of the Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

                            SPECIAL CONSIDERATIONS
                   AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this Statement of Additional Information. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact which would render such information inaccurate.

     Constitutional State Revenue Limitations. Minnesota's constitutionally
     ----------------------------------------
prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The State's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session, the Governor is empowered to convene a special legislative session.

     Effect of Limitations on Ability to Pay Bonds. There are no constitutional
     ---------------------------------------------
or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     Minnesota's Economy. Diversity and a significant natural resource base are
     -------------------
two important characteristics of Minnesota's economy. When viewed in 1996 on an aggregate level, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within 2.5 percentage points of national employment share.

     In 1996, Minnesota's per capita gross state product (GSP) of $30,395 was more than 5 percent higher than the U.S.'s per capita gross domestic product
(GDP) of $28,766. In addition, between 1988 and 1996, Minnesota's GSP increased by 26.5 percent compared to an 18.3 percent increase of U.S. GDP.

     Minnesota's employment in the finance, insurance and real estate (FIRE) sector grew at a rate of 20.1 percent, increasing from 117,738 employees in 1988 to 141,413 in 1996. This rate of increase was nearly seven times that of the nation's FIRE sector. Employment in Minnesota's business services industry grew by more than 68 percent between 1988 and 1996. This increase was driven in part by the outstanding growth in the computer programming, data processing, and other computer related services industry, which grew by more than 120 percent during the same period.

     Minnesota has one of the fastest growing populations in the Midwest. Migration from other states, a low death rate, a moderate birth rate and increasing minority populations have all contributed to Minnesota's population increase. The eight fastest growing counties in Minnesota between 1990 and 1996 are counties on the suburban fringe of the Minneapolis-St. Paul metropolitan area. More than 71 percent of Minnesota's population lives in the state's ten largest metropolitan statistical areas and cities.

     Minnesota's real per capita personal income grew by 3.6 percent between 1995 and 1996 - more than double the rate of the national average. Minnesota had the highest per capita personal income among the Plains states and the second highest among all Midwest states in 1996. Nationally, Minnesota ranked 11/th/ in per capita personal income in 1996, up from 19/th/ place in 1995 and 17/th/ place in 1990.

     For 1998, Minnesota's annual average unemployment rate, at 2.5 percent, is the lowest in the nation. The national annual average unemployment rate in 1998 was 4.5 percent. Minnesota's labor force participation rate, at 74.5 percent, was the second highest in the nation in 1997. The national labor force participation rate was 67.1 percent in 1997.

     Minnesota had the 12/th/ lowest poverty rate nationally, at 9.7 percent in 1996/97. The national poverty rate was 13.5 percent in 1996/97. Minnesota had the seventh highest median income for a four-person family, at $60,577 in 1997. The national median income for a four-person family was $53,350 in 1997. Minnesota had the 11/th/ highest per capita personal income, at $27,510 in 1998. The national per capita personal income was $26,412 in 1998.

     The State of Minnesota has recently enjoyed a budget surplus. The 1999 Legislature allocated $28.3 billion in general fund resources for the three year period of fiscal years 1999, 2000 and 2001. Of the $28.3 billion, $2.9 billion resulted from revenue surpluses available in FY 1999 and $25 billion is from resources projected to be available in FY 2000 and 2001. An additional $400 million was made available by converting $400 million of capital projects funded with general fund appropriations to projects funded with the sale of general obligation bonds.

     For 1999, the Legislature enacted a sales tax rebate of $1.25 billion which was funded out of FY 1999 resources. Tobacco settlement funds received in FY 1999 of $460.8 million were transferred to the tobacco settlement fund in FY 1999. Supplemental appropriations of about $77 million were also made in FY 1999. Allocations in FY 2000-01 include state tax reductions of $1.4 billion, another $507 million to the tobacco settlement fund and $23.44 billion for programs. The general fund is the largest single portion of the state budget. Appropriations from other funds will bring all appropriations in the state budget for FY 2000-01 to approximately $37 billion. Other funds are usually dedicated for specific purposes such as health care access and highways and bridges.

     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

                            SPECIAL CONSIDERATIONS
                    AFFECTING OREGON MUNICIPAL OBLIGATIONS

     The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     State Bonds and Revenues. As of March 1, 1999, $2.46 billion (rounded) in
     ------------------------
general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $134.1 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.33 billion (rounded) of revenue supported general obligation bonds. The State's revenue supported general obligation bonds include $1.57 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute.

     Oregon Economic and Revenue Forecast. A quarterly Economic and Revenue
     ------------------------------------
Forecast is prepared by the State Department of Administrative Services. A complete copy of the State's most recent quarterly Economic and Revenue Forecast is posted at the Oregon Department of Administrative Services' web site: www.oea.das.state.or.us when publicly released. While the Economic and Revenue Forecast is normally issued in March, June, September and December; during years in which the legislature is in session the June forecast is released on May 15. Such forecast is used by the legislature in making final budget decisions for the next biennium, which starts July 1. The following is a summary of certain portion of the materials contained in the Oregon Economic and Revenue Forecast released on May 15. The full text of the May 1999

Oregon Economic and Revenue Forecast is available at the website identified above, or by writing to the Office of Economic Analysis, Oregon Department of Administrative Services, 155 Cottage Street, NE, Salem, Oregon 97310.

     Economic Forecast. Oregon's economy grew briskly in the first quarter of
     -----------------
1999. The pattern for growth was once again similar to the rest of the U.S., with consumer spending leading the way. The mild recovery in the Asian crisis alleviated some of the pain experienced by the manufacturing sector throughout the second half of 1998.

     The preliminary estimate of first quarter 1999 Oregon job growth is 3.9 percent. This is the fastest quarterly growth since the fourth quarter of 1996. It compares with 2.3 percent for the U.S. as a whole. The first quarter was a marked improvement over the fourth quarter of 1998, when jobs grew only 2.4 percent.

     Over the past year, Oregon's economy slowed relative to its Western neighbors. Oregon ranks 32/nd/ among states for job growth between February 1998 and February 1999. California and Washington had much faster job growth during the period, ranking 7/th/ and 12/th/, respectively.

     The Office of Economic Analysis (which prepares the Economic and Revenue Forecast for the Oregon Department of Administrative Services) forecasts Oregon's economy to grow faster than the U.S. economy over the next two years. The growth will be mild, however, and well below the fast pace of 1995 through 1997. No overall decline in employment is expected unless the U.S. economy falls into recession. Job losses to manufacturing should lessen in 1999 with slight gains in 2000, following the recovery of Asian economies.

     Oregon's economy has grown relatively faster than the nation throughout the 1990s. The Office of Economic Analysis expects Oregon to remain a high growth state through 2005.

     Risk Factor. The major risk to the forecast is a change in consumer
     -----------
spending patterns. A stock market correction that adversely impacts wealth and shakes consumer confidence will slow down spending. The risk to businesses is further turmoil in world economic markets. Both consumers and businesses would be directly impacted if oil prices keep spiraling higher. (In June 1999 Oregon has the highest gas prices in the nation.) If all these risks come into play, the reduction in growth would be widespread across all industries and consumer groups.

     Demographic Forecast. The state's population is forecast to increase from
     --------------------
3.268 million in 1998 to 3.569 million in 2005, a 9.2 percent increase. During this time period, the fastest growth will occur in the 18-24 year old, the 45-64 year old, and the 85 and older age groups. The 5-17 and 25-44 age groups will increase slightly. The youngest of the elderly, those ages 65-74, are currently declining. They will begin to expand in 2002. The 75-84 age group will start to decline late in the forecast period.

     Revenue Forecast.
     ----------------

     1999-2001 General Fund Revenue. General Fund revenue is forecast to total $9,827.4 million for the 1999-2001 biennium, a 19 percent increase from the 1997-1999 biennium. The beginning balance is forecast to be $329.6 million. Combined, these amounts would provide total General Fund resources of $10,157.0 million for the 1999-2001 biennium. This is an increase in resources of $43.8 million from the March 1999 Economic and Revenue Forecast.

     The personal income tax forecast of $8,426.9 million is $170.8 million higher than the March 1999 Economic and Revenue Forecast. This is due to an improved economic outlook and a higher capital gains revenue forecast. As a result, collections are estimated to increase 18 percent relative to the prior biennium. This growth rate is inflated, however, due to the large federal pension and budget surplus refunds the State was required to pay during the 1997-99 biennium. Revenues increase only 10 percent if the effect of the refunds is removed. The effect of the federal pension tax refunds drops off sharply after the 1999-2001 biennium, when almost all of these refunds will have been paid.

     Corporate income tax revenues are forecast to total $801.8 million in 1999-2001. This is a $30.4 million decrease compared with March 1999 Economic and Revenue Forecast. The lower forecast is due to changes in the national corporate profit forecast and a lower starting point. Even with the lower forecast, revenues are still estimated to be 49 percent higher than the prior biennium. This growth rate, however, is highly exaggerated due to the large budget surplus credits taken during 1997-99. If the budget surplus credits effect is removed, collections increase only 10 percent.

     On a combined basis, personal income taxes and corporate income taxes are projected to provide over 99 percent of General Fund revenues during the 1999-2001 biennium.

     All other General Fund revenue is forecast to increase only slightly during the biennium. The main reason is lower insurance and inheritance taxes forecasts. The insurance tax forecast is slowly being eliminated. Insurers are transitioning from paying insurance taxes to paying corporate excise taxes. This forecast reflects actual experience during the first year of this transition. Inheritance taxes have been lowered to reflect the effect of the increasing personal estate exemption.

     Extended Revenue Outlook. The Office of Economic Analysis projected General Fund revenues to increase 13 percent in the 2001-03 biennium to $11,1135.2 million in the May 1999 Economic and Revenue Forecast. This is an increase of $140.2 million from the March 1999 Economic and Revenue Forecast. The main reason is a higher personal income tax forecast.

     The Office of Economic Analysis also projects General Fund revenues to increase 11 percent in 2003-05 biennium to $12,411.8 million. This is a decrease of $56.6 million compared to March 1999 Economic and Revenue Forecast. The lower forecast is due to lower levels for all general fund revenues during the biennium.

     Recent Developments Affecting Government Revenues Not Discussed in the
     ----------------------------------------------------------------------
Economic and Revenue Forecast.
-----------------------------

     Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 50. The 1997 Legislative Assembly referred to Oregon voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure 50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the

Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 required the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, was expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 influenced the State budgeting process. Such influence continues to be felt in legislative debates concerning the level at which the State will provide funding for public schools in Oregon after the adoption of Measure 50.

     The Referendum and Initiative Process. The Oregon Constitution reserves to
     -------------------------------------
the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     In the 1999 Legislative session, the State Legislative Assembly voted to refer 21 measures to the electorate in the 1999 special elections, or the 2000 primary or general elections. These measures range from enshrining the present statutory surplus kicker provision into the Oregon Constitution (with modifications) to dedicating the use of tobacco settlement money by the Legislature. It is difficult to predict the likelihood that any of the referendum measures will be approved by the voters.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for an initiative measure. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade, Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. According to the Elections Division of the Oregon Secretary of State, the number of initiative petitions that have qualified for the ballot and the number that have passed in the general elections during the 1990s are as follows:

Year of General Election    Initiatives That Qualified   Initiatives That Passed
------------------------    --------------------------   -----------------------

          1990                          8                           3
          1992                          7                           0
          1994                         16                           8
          1996                         16                           4
          1998                         10                           6

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     The Oregon Bond Market. There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it or for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officer[s] of the Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street,

Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                 Principal Occupations
Name, Age and Address                   Position                 During Past 5 Years
---------------------                   --------                 -------------------
*Robert C. Brown, 65                    Trustee,                 Director, Federal Farm Credit Banks Funding
1431 Landings Place                     Secretary and            Corporation and Farm Credit System Financial
Sarasota, FL 34231                      Treasurer                Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                 Trustee                  Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                     Trustee                  Private Investor.
415 Walsh Road
Atherton, CA  94027

Thomas S. Goho, 56                      Trustee                  Business Associate Professor, Wake Forest
321 Beechcliff Court                                             University, Calloway School of Business and
Winston-Salem, NC 27104                                          Accountancy since 1994; previously Associate
                                                                 Professor of Finance.

Peter G. Gordon, 56                     Trustee                  Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                         Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                                   Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 72                   Trustee and              Private Investor.
31 Dellwood Court                       President
San Rafael, CA 94901

Richard M. Leach, 63                    Trustee                  President of Richard M. Leach Associates (a
P.O. Box 1888                                                    financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                    Trustee                  Private Investor/Real Estate Developer;
Four Beaufain Street                                             Chairman of Vault Holdings, LLC.
Charleston, SC 29401

Timothy J. Penny, 45                    Trustee                  Senior Counselor to the public relations firm
500 North State Street                                           of Himle-Horner since January 1995 and Senior
Waseca, MN 56095                                                 Fellow at the Humphrey Institute, Minneapolis,
                                                                 Minnesota (a public policy organization) since
                                                                 January 1995.

Donald C. Willeke, 58                   Trustee                  Principal of the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). Each

Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. For 1999, the Trustees will receive a pro rata share of the annual retainer, calculated from the closing date of the Reorganization. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor. Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                  Annual Rate
Fund                                      (as percentage of net assets)
----                                      -----------------------------

Arizona Tax-Free Fund                                0.40%
California Limited Term Tax-Free Fund                0.40%
California Tax-Free Fund                             0.40%
Colorado Tax-Free Fund                               0.40%
Minnesota Intermediate Tax-Free Fund                 0.40%
Minnesota Tax-Free Fund                              0.40%
National Limited Term Tax-Free Fund                  0.40%
National Tax-Free Fund                               0.40%
Oregon Tax-Free Fund                                 0.40%

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid to either Wells Fargo Bank or NIM by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     For the periods indicated below, the predecessor portfolios to the Funds listed below paid Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts.

                                                                     Three-Month
                                      Year-Ended                     Period Ended
                                        6/30/99                        6/30/98
                                      ----------                      ---------
                                  Fees            Fees            Fees           Fees
Former Stagecoach Fund            Paid           Waived           Paid          Waived
----------------------         ----------      ----------       --------       --------
Arizona Tax-Free               $   26,674      $   60,197       $  6,959       $ 15,744
California Tax-Free            $1,473,040      $2,020,699       $716,047*      $979,592*
California Limited             $   84,334      $  189,929       $ 23,651       $ 54,709
 Term Tax-Free
Oregon Tax-Free                $   63,262      $  144,862       $ 14,994       $ 34,127

_______________
* These amounts reflect the six-month period ended June 30, 1998.


                                                                      Six-Month
                                        Year-Ended                  Period Ended
                                          3/31/98                      3/31/97
                                        ----------                    ---------
                                  Fees            Fees            Fees           Fees
Former Stagecoach Fund            Paid           Waived           Paid          Waived
----------------------         ------------    ----------       --------       --------
Arizona Tax-Free               $     29,358    $   69,926       $      0       $ 52,838
California Tax-Free            $  1,259,094**  $        0**          N/A            N/A
California Limited Term Tax    $    106,906    $  241,280       $ 67,449       $144,315
Oregon Tax-Free                $     57,037    $  130,517       $      0       $102,775

____________________
** These amounts reflect the year ended December 31, 1997. Prior to December 12,
   1997, these amounts reflect fees paid by the Overland predecessor portfolios.

     For the periods indicated below, the predecessor portfolios to the Funds listed below paid the following advisory fees to NIM and NIM waived the indicated amounts.

                                        Year-Ended                    Year-Ended                 Year-Ended
                                          5/31/99                       5/31/98                    5/31/97
                                        ----------                    ----------                  --------
                                   Fees            Fees          Fees            Fees         Fees          Fees
Former Norwest Fund                Paid           Waived         Paid           Waived        Paid         Waived
-------------------             ----------        -------     ----------       --------     --------     ----------
Colorado Tax-Free Fund          $  372,202        $70,194     $  195,005       $137,295     $ 60,892     $  238,690
Minnesota Intermediate          $  540,960        $     0     $  348,564       $      0          N/A            N/A
   Tax-Free Fund
Minnesota Tax-Free Fund         $  312,365        $81,990     $  134,553       $163,748     $ 21,914     $  190,702
National Limited Term           $  315,346        $29,395     $  152,654       $ 89,967     $ 25,596     $   63,145
   Tax-Free Fund
National Tax-Free Fund          $1,789,384        $19,399     $1,078,075       $488,601     $301,427     $1,236,539

     General. Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or

"interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Investment Sub-Advisors. Wells Fargo Bank has engaged Wells Capital
     -----------------------
Management Incorporated ("WCM") to serve as Investment Sub-Advisor to the Funds. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM also furnishes such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Funds' average daily net assets, 0.125% of the next $400 million of the Funds' net assets, and 0.10% of net assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     Administrator. The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of 0.15% of average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach and Norwest Funds. Therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to administrators by the predecessor portfolio that is considered the surviving entity for accounting purposes.

     The predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator from March 25, 1999 through the date of the Reorganization, on the same terms as are currently in effect. Prior to March 25, 1999, the predecessor Stagecoach Funds had retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive monthly fees of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, Wells Fargo Bank and

Stephens received a monthly fees of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator. Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the periods indicated below, the predecessor portfolios to the Funds listed below paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees.

                                                                              Three Month
                                   Year-Ended                                 Period ended
                                    6/30/99                                      6/30/98
                                  -----------                                 ------------
Former                               Wells                                        Wells
Stagecoach Fund       Total          Fargo         Stephens        Total          Fargo          Stephens
---------------      --------       --------       --------       --------       --------        --------
Arizona Tax-Free     $ 14,351       $  7,235       $  7,116       $  3,251       $  1,398        $  1,853
California Limited
 Term Tax-Free       $ 45,036       $ 22,528       $ 22,508       $ 11,046       $  4,750        $  6,296
California Tax-Free  $569,825       $288,660       $281,165       $232,768       $100,090        $132,678
Oregon Tax-Free      $ 34,149       $ 17,277       $ 16,872       $  6,989       $  3,005        $  3,984


                                  Year-Ended                                  Year Ended
                                    3/31/98                                     3/31/97
                                  -----------                                 ------------
Former                               Wells                                        Wells
Stagecoach Fund       Total          Fargo         Stephens        Total          Fargo          Stephens
---------------      --------       --------       --------       --------       --------        --------
Arizona Tax-Free     $ 12,043       $  8,069       $  3,974       $  5,750       $  1,150        $  4,600
California Limited
   Term Tax-Free     $ 43,808       $ 29,351       $ 14,457       $ 16,307       $  3,261        $ 13,046
California Tax-Free  $217,623       $ 43,525       $174,098            N/A            N/A             N/A
Oregon Tax-Free      $ 23,433       $ 15,700       $  7,733       $ 10,907       $  2,181        $  8,726

     With respect to the predecessor Norwest Funds, Forum Financial Services, Inc. ("Forum") managed all aspects of the operation of the Funds, except those which were the responsibility of Forum Administrative Services, LLC ("FAS") as administrator or Norwest in its capacity as administrator.

     For the periods indicated below, the following Funds paid the following dollar amounts as administration fees:

                                      Year-Ended                       Year-Ended                      Year-Ended
                                        5/31/99                          5/31/98                         5/31/97
                                        -------                          -------                         -------
Former Norwest Fund             Fees Paid       Fees Waived      Fees Paid      Fees Waived      Fees Paid      Fees Waived
-------------------             ---------       -----------      ---------      -----------      ---------      -----------
Colorado Tax-Free               $  17,604       $    26,635      $  46,405      $    20,055      $  12,446      $   107,387
Minnesota Intermediate
   Tax-Free                     $  39,643       $    68,549      $  42,383      $    97,043            N/A              N/A
Minnesota Tax-Free              $  20,222       $    19,213      $  37,636      $    22,024      $  26,670      $    58,377
National Limited Term

   Tax-Free                     $   1,906       $    32,568      $  46,116      $     2,408      $       0      $   17, 748
National Tax-Free               $ 114,604       $    66,274      $ 268,992      $    44,292      $ 271,008      $   344,178

     Distributor. Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class B and Class C shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds may pay Stephens up to 0.75% of the average daily net assets attributable to the Class B and Class C shares of the Funds as compensation for distribution-related services or as reimbursement for distribution-related expenses.

Fund                                    Fee
-----                                   ----

Arizona Tax-Free
  Class B                               0.75%

California Tax-Free
  Class B                               0.75%
  Class C                               0.75%

Colorado Tax-Free
  Class B                               0.75%

Minnesota Tax-Free
  Class B                               0.75%

National Tax-Free
  Class B                               0.75%
  Class C                               0.75%

Oregon Tax-Free
  Class B                               0.75%

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The predecessor Stagecoach Funds had retained Stephens as their Distributor. For the year ended September 30, 1999, Stephens received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

                    Fund                          Total
                    ----                          -----
              Arizona Tax-Free
                  Class B                         $ 12,198

              California Tax-Free
                  Class B                         $870,044
                  Class C                         $133,047

              Oregon Tax-Free
                  Class B                         $ 68,674

     The predecessor Norwest Funds had retained Forum as their Distributor. For the year ended May 31, 1999, Forum received the following fees for distribution-related services, as set forth below, under each Fund's Rule 12b-1 Plan.

                    Fund                          Total
                    ----                          -----
              Colorado Tax-Free
                  Class B                         $ 97,729

             Minnesota Tax-Free
                  Class B                         $196,769

             National Tax-Free
                  Class B                         $136, 247
                  Class C                         N/A

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent. The Funds have approved a Servicing Plan for
     ---------------------------
each Fund and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of 0.25% of the average daily net assets of the Class A, Class B and Class C shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below.

          Fund                               Fee
          ----                               ---

    Arizona Tax-Free
        Class A                              0.25%
        Class B                              0.25%

   California Limited Term Tax-Free
        Class A                              0.25%

          Fund                                              Fee
          ----                                              ---

 California Tax-Free
     Class A                                                0.25%
     Class B                                                0.25%
     Class C                                                0.25%

 Colorado Tax-Free
     Class A                                                0.25%
     Class B                                                0.25%

 Minnesota Tax-Free
     Class A                                                0.25%
     Class B                                                0.25%

 National Tax-Free
     Class A                                                0.25%
     Class B                                                0.25%
     Class C                                                0.25%

  Oregon Tax-Free
     Class A                                                0.25%
     Class B                                                0.25%

     Custodian. Norwest Bank Minnesota, N.A. ("Norwest Bank"), located at
     ---------
Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Norwest Bank is entitled to receive a fee of 0.02% of the average daily net assets of each Fund.


     Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds except for the Arizona Tax-Free, California Limited Term, California Tax-Free and Oregon Tax-Free Funds (predecessor Stagecoach Funds) for which Wells Fargo Bank serves as Fund Accountant. Forum Accounting served as Fund Accountant for the predecessor Norwest Funds whereas Wells Fargo served as Fund Accountant for the predecessor Stagecoach Funds. In order to ensure an orderly fund accounting transition to Forum Accounting for all the Funds, Wells Fargo will continue to serve as Fund Accountant for the predecessor Stagecoach Funds during a transition period. It is anticipated that the transition period will last until February 1, 2000, by which time Forum Accounting will be serving as Fund Accountant for all of the Funds.

     If the conversion to Forum Accounting does not occur on or before February 1, 2000, Wells Fargo Bank will continue to serve as Fund Accountant until the conversion occurs, but not longer than one year from November 8, 1999, at which time it is anticipated that Forum Accounting will serve as Fund Accountant for the Funds. Wells Fargo Bank is entitled to receive the same fees as Norwest Bank.

     For their services as Fund Accountant, Forum Accounting and Wells Fargo Bank each are entitled to receive a monthly base fee per Fund ranging from $2,000 for gateway Funds up to $5,833 for Funds with significant holdings of asset-backed securities. In addition, each Fund pays a monthly fee of $1,000 per class. Forum Accounting and Wells Fargo Bank are also each entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund (excluding the net assets invested in core portfolios of Core Trust which pays Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.


     Underwriting Commissions. Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family and Norwest fund family.

     For the year-ended September 30, 1999, the aggregate dollar amount of underwriting commissions paid to Stephens as sales/redemptions of the Stagecoach fund family shares was $6,214,051. Stephens retained $2,289,826 of such commissions. For the year-ended September 30, 1999, Wells Fargo Securities, Inc. ("WFSI"), an affiliated broker-dealer of the Trust, retained $2,324,394.93.

     For the three-month period ended June 30, 1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Stagecoach fund family shares was $1,546,670. Stephens retained $485,869 of such commissions and WFSI retained $1,068,673 of such commissions.

     For the year ended March 31, 1998, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Stagecoach fund family shares was $7,671,295. Stephens retained $939,892 of such commissions. WFSI retained $5,348,626 of such commissions.

     For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Stagecoach fund family shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Stagecoach fund family shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Forum by the predecessor Norwest Fund family and the amounts retained by Forum are as follows:

                                 Year-Ended            Year-Ended            Year-Ended
                                  5/31/99               5/31/98               5/31/97
                                  -------               -------               -------

                              Paid     Retained     Paid     Retained     Paid       Paid
                            ---------  ---------  ---------  ---------  ---------  ---------
     Colorado Tax-Free
         Class A            $ 128,000  $   2,000  $ 127,000  $   4,000  $  38,085  $   3,321

     Minnesota Tax-Free
         Class A            $ 141,000  $   3,000  $ 139,000  $   6,000  $  53,290  $   4,744

     National Tax-Free
         Class A            $ 204,000  $       0  $ 132,000  $   2,000  $  74,101  $   6,646

     For the year ended May 31, 1999, Norwest Investment Services Inc. received $4,049,102.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return: The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                            Former Stagecoach Funds

  Average Annual Total Return for the Period Ended September 30, 1999/1/
  -------------------------------------------------------------------

        Fund                              Inception/2/  Ten Year   Five Year    One Year
        ----                              ---------     --------   ---------    --------
  Arizona Tax-Free
    Class A                                   4.66        N/A           3.89       -8.79
    Class B                                   4.26        N/A           3.48       -9.64
    Institutional Class                        N/A        N/A            N/A         N/A

  California Limited Term Tax-Free
    Class A                                   3.70        N/A           3.64       -3.80
    Institutional Class                        N/A        N/A            N/A         N/A

  California Tax-Free
    Class A                                   6.95       6.68           5.28       -6.20
    Class B                                   6.65       6.43           5.13       -7.21
    Class C                                   6.66       6.44           5.48       -3.38
    Institutional Class                        N/A        N/A            N/A         N/A

  Oregon Tax-Free
    Class A                                   5.89       5.68           4.57       -7.24
    Class B                                   5.52       5.35           4.30       -8.29
    Institutional Class                        N/A        N/A            N/A         N/A

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Arizona Tax-Free - March 1, 1992; California Limited Term Tax-Free - November 18, 1992; California Tax- Free - October 6, 1988; Oregon Tax-Free - June 1, 1988. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

                             Former Norwest Funds

          Average Annual Total Return for the Year Ended May 31, 1999/1/
          -----------------------------------------------------------

        Fund               Inception/2/  Ten Year   Five Year    One Year
        ----               ---------     --------   ---------    --------
  Colorado Tax-Free
    Class A                    5.42%       N/A        6.11%        -0.88%
    Class B                    5.33%       N/A        6.13%        -1.02%
    Institutional Class        6.23%       N/A        7.09%         3.79%

  Minnesota Intermediate       6.20%      6.40%       5.91%         3.95%
    Tax-Free
    Institutional Class

  Minnesota Tax-Free           6.33%      6.19%       5.83%        -0.72%

        Fund                        Inception/2/  Ten Year   Five Year    One Year
        ----                        ---------     --------   ---------    --------
    Class A                             5.95%      5.86%          5.85%      -0.79%
    Class B                             6.76%      6.68%          6.79%       3.96%
    Institutional Class

  National Limited Term Tax-Free        6.64%       N/A            N/A        3.97%
    Institutional Class

  National Tax-Free
    Class A                             6.24%       N/A           6.30%      -0.64%
    Class B                             5.96%       N/A           6.32%      -0.70%
    Class C                             6.74%       N/A           7.28%       4.04%
    Institutional Class

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Colorado Tax-Free - June 1, 1993; Minnesota Intermediate Tax-Free - September 30, 1976; Minnesota Tax-Free - January 12, 1998; National Limited Term Tax-Free - October 1, 1996; National Tax-Free -August 1, 1989. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     Cumulative Total Return. In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                            Former Stagecoach Funds

        Cumulative Total Return for the Period Ended September 30, 1999/1/
        ---------------------------------------------------------------

           Fund               Inception/2/  Five Year    Three Year
           ----               ---------     ---------    ----------
     Arizona Tax-Free
       Class A                    41.28        21.00          7.01
       Class B                    37.20        18.66          6.00
       Institutional Class          N/A          N/A           N/A

     California
       Limited Term Tax-Free      28.40        19.59          7.99
       Class A                      N/A          N/A           N/A
       Institutional Class

     California Tax-Free
       Class A                   109.18        29.34         11.36
       Class B                   102.89        28.44         11.01
       Class C                   103.06        30.55         14.10
       Institutional Class          N/A          N/A           N/A

     Oregon Tax-Free
       Class A                    91.32        25.01          8.14

           Fund               Inception/2/  Five Year    Three Year
           ----               ---------     ---------    ----------
       Class B                    83.82        23.43          7.21
       Institutional Class          N/A          N/A           N/A

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Arizona Tax-Free - March 1, 1992; California Limited Term Tax-Free - November 18, 1992; California Tax- Free - October 6, 1988; Oregon Tax-Free - June 1, 1988. The actual inception date of each Class may differ from the inception date of the corresponding Fund.


                             Former Norwest Funds

      Cumulative Total Return for the Period Ended September 30, 1999/1/
      ------------------------------------------------------------------

           Fund                                   Inception/2/    Ten Year     Five Year    Three Year
           ----                                   ---------      ---------     ---------    ----------
     Colorado Tax-Free
       Class A                                        32.06%         N/A           5.36%        10.02%
       Class B                                        32.17%         N/A           5.24%         9.79%
       Institutional Class                            38.28%         N/A          35.95%        15.21%
     Minnesota Intermediate Tax-Free
       Institutional Class                           284.13%        79.42%        30.58%        14.37%

     Minnesota Tax-Free                               92.73%        73.16%         5.06%         8.90%
       Class A                                        84.52%        69.93%         4.91%         8.54%
       Class B                                       101.81%        81.31%        34.02%        14.04%
       Institutional Class

     National Limited Term
       Tax-Free                                        N/A            N/A           N/A           N/A
       Institutional Class

     National Tax-Free
       Class A                                        74.65%        77.37%         5.49%        10.87%
       Class B                                        69.83%        72.67%         5.32%        10.52%
       Class C                                        83.07%        85.92%        36.76%         N/A
       Institutional Class                                                                      16.10%

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Colorado Tax-Free - June 1, 1993; Minnesota Intermediate Tax-Free - September 30, 1976; Minnesota Tax-Free - January 12, 1998; National Limited Term Tax-Free - October 1, 1996; National Tax-Free -August 1, 1989. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     Yield Calculations:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ - 1]
                                     -----
                                      cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.

     Effective Yield: Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [Base Period Return +1)365/30]-1

                            Former Stagecoach Funds

                   Yield for Period Ended September 30, 1999/1/
                   -----------------------------------------

                                                                         Thirty-Day
                                              Thirty-Day Yield      Tax-Equivalent Yield/2/
                                              ----------------      --------------------
                                             After       Before      After        Before
                       Fund                  Waiver      Waiver      Waiver       Waiver
                       ----                  ------      ------      ------       ------
          Arizona Tax-Free
            Class A                           4.59%       3.93%        8.01%        6.86%
            Class B                           4.08%       3.12%        7.12%        5.45%
            Institutional Class               4.90%       4.33%        8.55%        7.56%

          California Limited Term
            Tax-Free                          3.54%       2.91%        6.46%        5.31%
            Class A                           3.79%       3.22%        6.92%        5.88%
            Institutional Class

          California Tax-Free
            Class A                           4.29%       3.95%        7.83%        7.21%
            Class B                           3.79%       3.43%        6.92%        6.26%
            Class C                           3.79%       3.45%        6.92%        6.30%
            Institutional Class               4.59%       4.24%        8.38%        7.74%

                                                                         Thirty-Day
                                              Thirty-Day Yield      Tax-Equivalent Yield/2/
                                              ----------------      --------------------
                                             After       Before      After           Before
                      Fund                   Waiver      Waiver      Waiver          Waiver
                      ----                   ------      ------      ------          ------
          Oregon Tax-Free
            Class A                           4.71%       4.17%        8.57%           7.59%
            Class B                           4.08%       3.54%        7.42%           6.44%
            Institutional Class               4.99%       4.41%        9.08%           8.02%

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Based on a combined federal and state income tax rate of 45.22% for each of the California Limited Term Tax-Free and California Tax-Free Funds, and 45.04% and 42.72% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively.

                             Former Norwest Funds

                 Yield for the Month Ended September 30, 1999/1/
                 --------------------------------------------

                                                                                      Thirty-Day
                                                          Thirty-Day Yield      Tax-Equivalent Yield/2/
                                                          -----------------      --------------------
                                                                After                   After
                      Fund                                      Waiver                  Waiver
                      ----                                      ------                  ------
          Colorado Tax-Free
            Class A                                               5.27%                   9.18%
            Class B                                               4.75%                   8.28%
            Institutional Class                                   5.52%                   9.62%

          Minnesota Intermediate Tax-Free
            Institutional Class                                   4.52%                   8.18%

          Minnesota Tax-Free                                      4.92%                   8.90%
            Class A                                               4.39%                   7.95%
            Class B                                               5.15%                   9.32%
            Institutional Class

          National Limited Term Tax-Free
            Institutional Class                                   4.48%                   7.41%

          National Tax-Free
            Class A                                               5.21%                   8.62%
            Class B                                               4.69%                   7.77%
            Class C                                                N/A                     N/A
            Institutional Class                                   5.45%                   9.02%

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Based on a combined federal and state income tax rate of 48.1% for each of the Minnesota Intermediate Tax-Free and Minnesota Tax-Free Funds, and 44.6% for the Colorado Tax-Free Fund, and a federal income tax rate of 39.6% for each of the National Limited Term Tax-Free and National Tax-Free Funds.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc.,

Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by

NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $202 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. Pacific time, 3:00 p.m. Central time, 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A share purchases is as follows:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                       FRONT-END SALES    FRONT-END SALES         DEALER
                         CHARGE AS %        CHARGE AS %          ALLOWANCE
     AMOUNT               OF PUBLIC        OF NET AMOUNT      AS % OF PUBLIC
   OF PURCHASE         OFFERING PRICE         INVESTED        OFFERING PRICE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Less than $50,000           4.50%              4.71%              4.00%
-----------------------------------------------------------------------------
$50,000 to $99,999          4.00%              4.17%              3.50%
-----------------------------------------------------------------------------
$100,000 to $249,999        3.50%              3.63%              3.00%
-----------------------------------------------------------------------------
$250,000 to $499,999        2.50%              2.56%              2.25%
-----------------------------------------------------------------------------
$500,000 to $999,999        2.00%              2.04%              1.75%
-----------------------------------------------------------------------------
$1,000,000 and over/1/      0.00%              0.00%              1.00%
-----------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.
                                 INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes and, as applicable, certain Arizona, California Colorado, Minnesota and Oregon taxes.

     General. The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.



     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.




     Capital Gain Distributions. Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.



     Foreign Shareholders. Under the Code, distributions attributable to income
     --------------------
on taxable investments, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations. On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Exempt Investors and Tax-Deferred Plans. Shares of a Funds would not
     -------------------------------------------
be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends may ultimately be taxable to the beneficiaries when distributed to them.

     Additional Considerations for the Funds. If at least 50% of the value of a
     ---------------------------------------
regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Funds intend to so qualify and are designed to provide investors with a high level of income exempt from federal income tax.

     The portion of total dividends paid by a Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund's expenses in computing their AMT. With respect to a corporate shareholder of a Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.



     Additional Considerations for the Arizona Tax-Free Fund. Individuals,
     -------------------------------------------------------
trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends and are attributable to either
(i) obligations of the State of Arizona or its political subdivisions thereof or
(ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax as long as the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Trust makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

     Additional Considerations for the California Limited Term Tax-Free Fund and
     ---------------------------------------------------------------------------
California Tax-Free Fund. If, at the close of each quarter of its taxable year,
------------------------
at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Limited Term Tax-Free Fund and California Tax-Free Fund (the "California Funds") intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

     Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

     In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

     The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

     Additional Considerations for the Colorado Tax-Free Fund. Individuals,
     --------------------------------------------------------
trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on dividends paid by the Colorado Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal adjusted gross income. All other distributions, including distributions attributable to capital gains, generally will be subject to the Colorado individual and corporate income taxes.

     Shareholders of the Colorado Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

     Additional Considerations for the Minnesota Tax-Free and Minnesota
     ------------------------------------------------------------------
Intermediate Tax-Free Funds. Shareholders of the Funds, who are individuals,
---------------------------
estates, or trusts and who are
subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Funds generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Funds are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Funds, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations, is so included. This provision applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Subject to certain limitations that are set forth in the Minnesota rules, Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Funds who are individuals, estates, or trusts.

     Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Additional Considerations for the Oregon Tax-Free Fund.  So long as the
     ------------------------------------------------------
Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent exempt-interest dividends paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Trust makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax (and, where applicable Arizona, California, Colorado Minnesota and Oregon taxes) considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are nine of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of October 25, 1999, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 25, 1999
                      -----------------------------------

                                                                 Percentage
           Fund                     Name and Address              of Class
--------------------------  ----------------------------------  -------------
ARIZONA TAX-FREE
   Class A                  HEP & CO                                   6.59%
                            c/o Wells Fargo Bank
                            P.O. Box 9800 MAC 91372-027
                            Calabasas, CA 91372-0800

                            DEAN WITTER FOR THE BENEFIT OF             6.45%
                            JUDITH A. HUTCHINGS TEE OF THE
                            P.O. Box 250 Church Street Station
                            New York, NY 1008-0250

                            DONNA MARIE BROWN                          5.75%
                            P.O. Box 2450
                            Pine Top, AZ 85935-2450

   Class B                  DEAN WITTER FOR THE BENEFIT OF            10.91%
                            ROBERT C. BUNDY
                            390 S Palo Verde Drive
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            DEAN WITTER FOR THE BENEFIT OF             7.99%
                            HANNA SCOTT TTEE OF THE
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            DEAN WITTER FOR THE BENEFIT OF             6.61%
                            FRANK V. HORALEK &
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            DEAN WITTER FOR THE BENEFIT OF             5.37%
                            WAYNE J. HARRINGTON TTEE
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            DEAN WITTER FOR THE BENEFIT OF             5.36%
                            WALTER J. MARSHALL TTEE OF THE
                            P.O. Box 250 Church Street Station
                            New York, NY 10008-0250

                            STEVEN W. WINTER                           5.23%
                            3741 E Leland Street
                            Mesa, AZ 85215-2319

                                                                 Percentage
           Fund                     Name and Address              of Class
--------------------------  ----------------------------------  -------------
   Institutional Class      VIRG & CO                                 82.20%
                            ATTN:  MF DEPT A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            EMSEG & CO                                 8.49%
                            STAGECOACH AZ Tax Free FD CL I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & CO                                 5.81%
                            STAGECOACH AZ Tax Free FD CL I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

CALIFORNIA LIMITED TERM
   TAX-FREE
   Class A                  INVESTOR SERVICES GROUP                   40.03%
                            FBO Wells Fargo/Portfolio Advisor
                            Customer
                            211 South Gulph Road
                            King of Prussia, PA 19406-3101

                            VIRG & CO                                  7.42%
                            c/o Wells Fargo Bank
                            P.O. Box 9800  MAC 9139-027
                            Calabasas, CA 91372-0800

   Institutional Class      HEP & CO                                  47.01%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

                            VIRG & CO                                 36.66%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            DIM & CO                                  10.97%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                                                                  Percentage
           Fund                     Name and Address               of Class
--------------------------  -----------------------------------  -------------
CALIFORNIA TAX-FREE
   Class A                  N/A                                        N/A

   Class B                  N/A                                        N/A

   Class C                  MLPF&S FOR THE SOLE BENEFIT                6.34%
                            OF ITS CUSTOMERS
                            ATTN:  Mutual Fund Administration
                            4800 Deer Lake Drive East 3rd Floor
                            Jacksonville, FL 32246-6484

   Institutional Class      DIM & CO                                  72.99%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            VIRG & CO                                  9.97%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            HEP & CO                                   6.54%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

COLORADO TAX-FREE
   Class A                  NORWEST INVESTMENT SERVICES INC.          16.26%
                            FBO 017337991
                            Northstar Building East - 8th Floor
                            608 Second Avenue South
                            Minneapolis, MN 55402-1916

   Class B                  N/A                                         N/A

   Institutional Class      DENTRU & CO                               87.37%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO. 80274-0001

                            EMSEG & CO                                10.60%
                            Colorado Tax Free I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                                                                  Percentage
           Fund                     Name and Address               of Class
--------------------------  -----------------------------------  -------------
MINNESOTA INTERMEDIATE
   TAX-FREE
   Institutional Class      EMSEG & CO                                73.65%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & CO                                20.74%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

MINNESOTA TAX-FREE
   Class A                  N/A                                         N/A

   Class B                  N/A                                         N/A

   Institutional Class      EMSEG & CO                                59.98%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & CO                                20.15%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & CO                                16.77%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

NATIONAL LIMITED TERM
 TAX-FREE
   Institutional Class      EMSEG & CO                                31.50%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                                                                  Percentage
           Fund                     Name and Address               of Class
--------------------------  -----------------------------------  -------------
                            EMSEG & CO                                31.17%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450




                            EMSEG & CO                                24.28%
                            MINNESOTA INTERMEDIATE
                            TAX-FREE I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            VIRG & CO                                 11.08%
                            MUTUAL FUNDS MAC 2141`-028
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

NATIONAL TAX-FREE
   Class A                  N/A                                         N/A

   Class B                  N/A                                         N/A

   Class C                  MLPF&S FOR THE SOLE BENEFIT               28.30%
                            OF ITS CUSTOMERS
                            ATTN:  Mutual Fund Administration
                            4800 Deer Lake Drive East 3rd Floor
                            Jacksonville, FL 32246-6484

                            NORWEST INVESTMENT SERVICES INC.          21.22%
                            FBO 0112609161
                            Northstar Building East - 9th Floor
                            608 Second Avenue South
                            Minneapolis, MN 55479-0162

   Institutional Class      EMSEG & CO                                40.86%
                            TAX-FREE INCOME FUND I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            DENTRU & CO                               25.19%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO. 80274-0001

                            EMSEG & CO                                19.69%
                            TAX-FREE INCOME FUND I
                            c/o Mutual Fund Processing

                                                                  Percentage
           Fund                     Name and Address               of Class
--------------------------  -----------------------------------  -------------
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

                            EMSEG & CO                                 6.74%
                            TAX-FREE INCOME FUND I
                            c/o Mutual Fund Processing
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55485-1450

OREGON TAX-FREE
   Class A                  N/A                                         N/A

   Class B                  N/A                                         N/A

   Institutional Class      VIRG & CO                                 56.02%
                            MF DEPT A88-4
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            HEP & CO                                  22.87%
                            ATTN:  MF DEPT A-88-4
                            P.O. Box 9800 MAC 9139-027
                            Calabasas, CA 91372-0800

                            WELLS FARGO BANK CUSTODIAN                12.66%
                            FBO F.W. Temple & Gary Temple Tru
                            MF 2141-028 A/C #216074
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the predecessor Stagecoach and Norwest Funds for the years ended June 30, 1999 and May 31, 1999, respectively, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     -------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                        File Nos. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23.                     Exhibits.
                             ---------

       Exhibit
       Number                                            Description
       -------                                           -----------
         (a)                         -  Form of Amended and Restated Declaration of Trust, incorporated by reference to
                                        Post-effective Amendment No. 1, filed May 28, 1999.

         (b)                         -  Not applicable.

         (c)                         -  Not applicable.

         (d)(1)                      -  Form of Investment Advisory Contract with Wells Fargo Bank, N.A., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

            (2)(i)                   -  Form of Sub-Advisory Contract with Wells Barclays Global Fund Advisors, incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

               (ii)                  -  Form of Sub-Advisory Contract with Galliard Capital Management, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

               (iii)                 -  Form of Sub-Advisory Contract with Peregrine Capital Management, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

               (iv)                  -  Form of Sub-Advisory Contract with Schroder Capital Management, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

               (v)                   -  Form of Sub-Advisory Contract with Smith Asset Management, L.P., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

               (vi)                  -  Form of Sub-Advisory Contract with Wells Capital Management, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

         (e)                         -  Form of Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

         (f)                         -  Not applicable.

         (g)(1)                      -  Form of Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

            (2)                      -  Form of Custody Agreement with Norwest Bank Minnesota, N.A., incorporated by reference to
                                        Post-effective Amendment No. 1, filed May 28, 1999.

         (h)(1)                      -  Form of Administration Agreement with Wells Fargo Bank, N.A., incorporated by reference to
                                        Post-effective Amendment No. 1, filed May 28, 1999.

            (2)                      -  Form of Fund Accounting Agreement, incorporated by reference to Post-effective Amendment
                                        No. 1, filed May 28, 1999.

            (3)                      -  Form of Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

            (4)                      -  Shareholder Servicing Plan, incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

            (5)                      -  Form of Shareholder Servicing Agreement, incorporated by reference to Post-effective
                                        Amendment No. 1, filed May 28, 1999.

         (i)                         -  Legal Opinion, filed herewith.

         (j)                         -  Consent of Independent Auditors, filed herewith.

         (k)                         -  Not applicable.

         (l)                         -  Not applicable.

         (m)                         -  Rule 12b-1 Plan, incorporated by reference to Post-effective Amendment No. 1, filed May 28,
                                        1999.

         (n)                         -  Not applicable.

         (o)                         -  Rule 18f-3 Plan, incorporated by reference to Post-effective Amendment No. 1, filed May 28,
                                        1999.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

         No person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its four Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         (a) Wells Fargo Bank, N.A.

         The description of Wells Fargo Bank, N.A. ("Wells Fargo Bank") in Parts A and B of this Registration Statement is incorporated by reference herein.

         The following are the Directors and principal executive officers of Wells Fargo Bank, including their business connections, which are of a substantial nature. The address of Wells Fargo Bank is 420 Montgomery Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the Directors and principal executive officers are connected.

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------
H. Jesse Arnelle                      Senior Partner of Arnelle, Hastie, McKee, Willis & Greene
Director                              455 Market Street
                                      San Francisco, CA 94105

                                      Director of FPL Group, Inc.
                                      700 Universe Blvd.
                                      P.O. Box 14000
                                      North Palm Beach, FL 33408

Michael R. Bowlin                     Officer and President of Atlantic Richfield Co. (ARCO)
                                      Highway 150
                                      Santa Paula, CA  93060

Edward Carson                         Chairman of the Board and Chief Executive Officer of
                                      First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

                                      Director of Aztar Corporation
                                      2390 East Camelback Road   Suite 400
                                      Phoenix, AZ  85016

                                      Director of Castle & Cook, Inc.
                                      10900 Wilshire Blvd.
                                      Los Angeles, CA  90024

William S. Davila                     President and Director of The Vons Companies, Inc.
Director                              618 Michillinda Avenue
                                      Arcadia, CA  91007

                                      Officer of Western Association of Food Chains
                                      825 Colorado Blvd. #203
                                      Los Angeles, CA 90041

Rayburn S. Dezember                   Director of CalMat Co.
Director                              3200 San Fernando Road
                                      Los Angeles, CA  90065

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------
                                      Director of Tejon Ranch Co.
                                      P.O. Box 1000
                                      Lebec, CA  93243

                                      Director of Turner Casting Corp.
                                      P.O. Box 1099
                                      Cudahy, CA 90201

                                      Director of The Bakersfield Californian
                                      P.O. Box 440
                                      1707  I  Street
                                      Bakersfield, CA 93302

                                      Director of Kern County Economic Development Corp.
                                      P.O. Box 1229
                                      2700 M Street, Suite 225
                                      Bakersfield, CA 93301

                                      Chairman of the Board of Trustees of Whittier College
                                      13406 East Philadelphia Avenue
                                      P.O. Box 634
                                      Whittier, CA 90608

Paul Hazen                            Chairman of the Board of Directors
Chairman of the                       and Chief Executive Officer of
Board of Directors                    Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of Pacific Telesis Group
                                      130 Kearny Street
                                      San Francisco, CA  94108

                                      Director of Phelps Dodge Corp.
                                      2600 North Central Avenue
                                      Phoenix, AZ 85004

                                      Director of Safeway Inc.
                                      Fourth and Jackson Streets
                                      Oakland, CA  94660

Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
Director                              Graduate School of Business, Stanford University
                                      Stanford, CA  94305

                                      Director of Homestake Mining Co.
                                      650 California Street
                                      San Francisco, CA 94108

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------

                                      Director of California Water Service Company
                                      1720 North First Street
                                      San Jose, CA 95112

                                      Director of Boise Cascade Corp.
                                      1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise, ID  83728

                                      Director of Enron Corp.
                                      1400 Smith Street
                                      Houston, TX  77002
                                      Director of GenCorp, Inc.
                                      175 Ghent Road
                                      Fairlawn, OH  44333

Thomas L. Lee                         Chairman and Chief Executive Officer
                                      of The Newhall Land and Farming Company
                                      10302 Avenue 7 1-2
                                      Firebaugh, CA  93622

                                      Director of Calmat Co.
                                      501 El Charro Rod
                                      Pleasanton, CA  94588

                                      Director of the Los Angeles Area Chamber of Commerce

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

Ellen M. Newman                       President of Ellen Newman Associates
Director                              323 Geary Street,  Suite 507
                                      San Francisco, CA 94102

                                      Chair of Board of Trustees of
                                      University of California at San Francisco Foundation
                                      250 Executive Park Blvd., Suite 2000
                                      San Francisco, CA  94143

                                      Director of American Conservatory Theater
                                      30 Grant Avenue
                                      San Francisco, CA 94108

                                      Director of California Chamber of Commerce
                                      1201 K Street, 12th Floor
                                      Sacramento, CA 95814

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------
Philip J. Quigley                     Chairman, Chief Executive Officer and
Director                              Director of Pacific Telesis Group
                                      130 Kearney Street, Rm. 3700
                                      San Francisco, CA 94108

                                      Director of Varian Associates
                                      3050 Hansen Way
                                      P.O. Box 10800
                                      Palo Alto, CA 94303

Carl E. Reichardt                     Director of Ford Motor Company
Director                              The American Road
                                      Dearborn, MI  48121

                                      Director of Hospital Corporation of America,
                                      HCA-Hospital Corp. of America
                                      One Park Plaza
                                      Nashville, TN  37203

                                      Director of Pacific Gas and Electric Company
                                      77 Beale Street
                                      San Francisco, CA 94105

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

Donald B. Rice                        President, Chief Operating Officer and Director of
Director                              Teledyne, Inc.
                                      2049 Century Park East
                                      Los Angeles, CA  90067

                                      Director of Vulcan Materials Company
                                      One Metroplex Drive
                                      Birmingham, AL  35209

                                      Retired Secretary of the Air Force

Richard J. Stegemeier                 Chairman (Emeritus) of Unocal Corp
                                      44141 Yucca Avenue
                                      Lancaster,  CA  93534

                                      Director of Foundation Health Corporation
                                      166 4th
                                      Fort Irwin,  CA  92310

                                      Director of Halliburton Company
                                      3600 Lincoln Plaza
                                      500 North Alcard Street
                                      Dallas,  TX  75201

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------
                                      Director of Northrop Grumman corp.
                                      1840 Century Park East
                                      Los Angeles,  CA 90067

                                      Director of Outboard Marine Corporation
                                      100 Seahorse Drive
                                      Waukegan,  IL 60085

                                      Director of Pacific Enterprises
                                      555 West Fifth Street    Suite 2900
                                      Los Angeles,  CA  90031

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles,  CA  90071

Susan G. Swenson                      President and Chief Executive Officer of Cellular One
Director                              651 Gateway Blvd.
                                      San Francisco, CA 94080

David M. Tellep                       Chairman of the Board of Directors and
                                      Chief Executive Officer of Lockheed Martin Corp.
                                      6801 Rockledge Drive
                                      Bethesda, MD  20817

                                      Director of Edison International and
                                      Southern California Edison Company
                                      2244 Walnut Grove Ave.
                                      Rosemead, CA  91770

                                      Director of First Interstate Bancorp
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

Chang-Lin Tien                        Chancellor of University of California at Berkeley
Director                              UC at Berkeley
                                      Berkeley, CA 94720

John A. Young                         President, Director and Chief Executive Officer of
Director                              Hewlett-Packard Company
                                      3000 Hanover Street
                                      Palo Alto, CA  94304

                                      Director of Chevron Corporation
                                      225 Bush Street
                                      San Francisco, CA  94104

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
------------------------------------  -------------------------------------------------------------------
William F. Zuendt                     President and Chief Operating Officer of
President                             Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of 3Com Corp.
                                      5400 Bayfront Plaza
                                      P.O. Box 58145
                                      Santa Clara, CA  95052

                                      Director of MasterCard International
                                      888 Seventh Avenue
                                      New York, NY 10106

                                      Trustee of Golden Gate University
                                      536 Mission Street
                                      San Francisco, CA 94163

       (b) Barclays Global Fund Advisors

           The description of Barclays Global Fund Advisors ("BGFA") in Parts A and B of this Registration Statement is incorporated by reference herein.

           The following are the Directors and principal executive officers of BGFA, including their business connections, which are of a substantial nature. The address of BGFA is 45 Fremont, 34th Floor, San Francisco, CA 94105 and, unless otherwise indicated below, that address is the principal business address of any Company with which the Directors and principal executive officers are connected.

Name and Position                Principal Business(es) During at
at BGFA                          Least the Last Two Fiscal Years
-------------------------------  -----------------------------------------------------------------------------
Frederick L.A. Grauer            Director of BGFA and Co-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                    Director of BGFA and C-Chairman and Director of BGI
Director                         45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                 Chairman of the Board of Directors of BGFA
Chairman and Director            and Chief Executive Officer of BGI
                                 45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher                Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer          45 Fremont Street, San Francisco, CA 94105
                                 Managing Director and Principal Accounting Officer at
                                 Bankers Trust Company from 1988 - 1997
                                 505 Market Street, San Francisco, CA  94105

(c)  Wells Capital Management Incorporated

     The descriptions of Wells Capital Management ("WCM") in Parts A and B of this Registration Statement is incorporated by reference herein. The following are the directors and principal executive officers of WCM, including their business connections, which are of a substantial nature. The address of WCM is 525 Market Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                                Principal Business(es)
                                                                   at Least the Last
Name                                    Position                   Two Fiscal Years
----------------------------  -----------------------------  -----------------------------
Allen J. Ayvazian             Chief Equity Officer           WCM

Robert Willis                 President and Chief            WCM
                              Investment Officer

Brigid Breen                  Chief Compliance Officer       WCM

Jose Casas                    Chief Operating Officer        WCM

Larry Fernandes               Principal                      WCM

Jacqueline Anne Flippin       Principal                      WCM
                              Vice President and             McMorgan & Company
                              Investment Portfolio Manager   (until 1/98)

Stephen Galiani               Senior Principal Director      WCM
                                                             Qualivest Capital
                                                             Management, Inc.
                                                             (until 5/97)

Madeleine Gish                Senior Principal               WCM

Kelli Ann Lee                 Managing Director              WCM
                              Group Human Resource Manager   Wells Fargo Bank, N.A.
                                                             (until 11/97)

Melvin Lindsey                Managing Director              WCM

Clark Messman                 Chief Legal Officer            WCM

Brian Mulligan                Managing Director              WCM

Thomas O'Malley               Managing Director              WCM

Clyde Ostler                  Director                       WCM

Guy Rounsaville               Director                       WCM

Katherine Schapiro            Senior Principal               WCM

Gary Schlossbertg             Economist                      WCM

(d)  Peregrine Capital Management, Inc.

     The descriptions of Peregrine Capital Management, Inc. ("Peregrine") in Parts A and B of the Registration Statement, is incorporated by reference herein. The following are the directors and principal executive officers of Peregrine, including their business connections which are of a substantial nature. The address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                                Principal Business(es)
                                                                   at Least the Last
Name                                    Position                   Two Fiscal Years
----------------------------  -----------------------------  -----------------------------
James R. Campbell             Director                       Peregrine Capital
Sixth and Marquette Ave.                                     Management, Inc.
Minneapolis, MN  55479-0116

                              President, Chief Officer,      Norwest Bank
                              Director

Patricia D. Burns             Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Tasso H. Coin                 Senior Vice President          Peregrine Capital
                                                             Management, Inc.

John S. Dale                  Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Julie M. Gerend               Senior Vice President          Peregrine Capital
                                                             Management, Inc.

William D. Giese              Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Daniel J. Hagen               Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Ronald G. Hoffman             Senior Vice President          Peregrine Capital
                              Secretary                      Management, Inc.

Frank T. Matthews             Vice President                 Peregrine Capital
                                                             Management, Inc.

Jeannine McCormick            Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Barbara K. McFadden           Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Robert B. Mersky              Chairman, President, Chief     Peregrine Capital
                              Executive Officer              Management, Inc.

Gary E. Nussbaum              Senior Vice President          Peregrine Capital
                                                             Management, Inc.

James P. Rosse                Vice President                 Peregrine Capital
                                                             Management, Inc.

Jonathan L. Scharlau          Assistant Vice President       Peregrine Capital
                                                             Management, Inc.

Jay H. Strohmaier             Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Paul E. von Kuster            Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Janelle M. Walter             Assistant Vice President       Peregrine Capital
                                                             Management, Inc.

Paul R. Wurm                  Senior Vice President          Peregrine Capital
                                                             Management, Inc.

J. Daniel Vendermark          Vice President                 Peregrine Capital
Sixth and Marquette Avenue                                   Management, Inc.
Minneapolis, MN  55479-1013

Albert J. Edwards             Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Douglas G. Pugh               Senior Vice President          Peregrine Capital
                                                             Management, Inc.

Colin Sharp                   Vice President                 Peregrine Capital
                                                             Management, Inc.

(e)  Galliard Capital Management, Inc.

     The descriptions of Galliard Capital Management, Inc. ("Galliard") in Parts A and B of the Registration Statement, is incorporated by reference herein. The following are the directors and principal executive officers of Galliard, including their business connections which are of a substantial nature. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota 55479 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                                Principal Business(es)
                                                                   at Least the Last
Name                                    Position                   Two Fiscal Years
----------------------------  -----------------------------  -----------------------------
P. Jay Kiedrowski             Chairman                       Galliard Capital Management,
Sixth and Marquette Ave.                                     Inc.
Minneapolis, MN  55479

                              Chairman, Chief Executive      Norwest Investment
                              Officer                        Management, Inc.

                              Executive Vice President       Norwest Bank Minnesota, N.A.
                              Employee

                              Director                       Crestone Capital Management,
                                                             Inc.

Richard Merriam               Principal, Senior Portfolio    Galliard Capital Management,
                              Manager                        Inc.

John Caswell                  Principal, Senior Portfolio    Galliard Capital Management,
                              Manager                        Inc.

Karl Tourville                Principal, Senior Portfolio    Galliard Capital Management,
                              Manager                        Inc.

Laura Gideon                  Senior Vice President of       Galliard Capital Management,
                              Marketing                      Inc.

Leela Scattum                 Vice President of Operations   Galliard Capital Management,
                                                             Inc.

(f)  Smith Asset Management, L.P.

     The descriptions of Smith Asset Management, L.P. ("Smith") in Parts A and B, of the Registration Statement, is incorporated by reference herein. The following are the directors and principal executive officers of Smith, including their business connections which are of a substantial nature.
     The address of Smith is 300 Crescent Court, Suite 750, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

                                                                 Principal Business(es)
                                                                   at Least the Last
Name                                    Position                   Two Fiscal Years
----------------------------  -----------------------------  -----------------------------
Stephen S. Smith               President, Chief Executive    Smith Partner Discovery
                               Partner                       Management

Stephen J. Summers             Chief Operating Officer       Smith Partner Discovery
                                                             Management

(g)  Schroder Investment Management North America Inc.

     The descriptions of Schroder Investment Management North America Inc. ("SIMNA") in Parts A and B of the Registration Statement are incorporated by reference herein. The following are the directors and principal officers of SIMNA, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SIMNA which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroders p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom.

                                                          Principal Business(es)
Name and Position                                During at Least the Last Two Fiscal Years
----------------------------------------   -----------------------------------------------------
David M. Salisbury                         SIMNA
  Chairman, Director                       Schroder Ltd.
  Chief Executive, Director                Schroders plc.
  Director                                 Schroders Series Trust II
  Trustee and Officer

Richard R. Foulkes                         SIMNA
  Deputy Chairman, Director                Schroder Ltd.
  Deputy Chairman                          Certain open end management investment companies for
  Officer                                  which SIMNA and/or its affiliates provide investment
                                           services

John A. Troiano                            SIMNA
  Chief Executive, Director                Schroder Ltd.
  Chief Executive, Director                Certain open end management investment companies for
  Officer                                  which SIMNA and/or its affiliates provide investment
                                           services

Sharon L. Haugh                            SIMNA
  Executive Vice President, Director       Schroder Fund Advisors Inc.
  Director, Chairman                       Schroder Ltd.
  Director                                 Schroder Capital Management Inc.
  Chairman, Director                       Certain open end management investment companies for
  Trustee                                  which SIMNA and/or its affiliates provide investment
                                           services

Gavin D.L. Ralston
  Senior Vice President, Managing          SIMNA
  Director

  Director                                 Schroder Ltd.

Mark J. Smith                              SIMNA
  Senior Vice President, Director          Schroder Ltd.
  Senior Vice President, Director          Schroder Fund Advisors Inc.
  Director                                 Certain open end management investment companies for
  Trustee and Officer                      which SIMNA and/or its affiliates provide investment
                                           services

Robert G. Davy                             SIMNA
  Senior Vice President, Director          Schroder Ltd.
  Director                                 Certain open end management investment companies for
  Officer                                  which SIMNA and/or its affiliates provide investment
                                           services

Jane P. Lucas                              SIMNA
  Senior Vice President, Director          Schroder Fund Advisors Inc.
  Director                                 Schroder Capital Management Inc.
  Director                                 Certain open end management investment companies for
  Officer                                  which SIMNA and/or its affiliates provide investment
                                           services

David R. Robertson
 Group Vice President                      SIMNA
 Senior Vice President                     Schroder Fund Advisors Inc.
 Director of Institutional Business        Oppenheimer Funds Inc.
                                           (resigned 2/98)

Michael M. Perelstein
 Senior Vice President, Director           SIMNA
 Senior Vice President, Director           Schroder Ltd.

Louise Croset
 First Vice President, Director            SIMNA
 First Vice President                      Schroder Ltd.
 Trustee and Officer                       Schroder Series Trust II

Ellen B. Sullivan
 Group Vice President, Director            SIMNA
 Director                                  Schroder Capital Management Inc.

Catherine A. Mazza
 Group Vice President                      SIMNA
 President, Director                       Schroder Fund Advisors
 Director                                  Schroder Capital Management Inc.
 Trustee and Officer                       Certain open and management investment companies for
                                           which SIMNA and/or its affiliates provide investment
                                           services

Heather Crighton
 First Vice President, Director            SIMNA
 First Vice President, Director            Schroder Ltd.

Fariba Talebi
 Group Vice President                      SIMNA
 Director                                  Schroder Capital Management Inc.
 Officer                                   Certain open and management investment companies for
                                           which SIMNA and/or its affiliates provide investment
                                           services

Ira Unschuld
 Group Vice President                      SIMNA
 Officer                                   Certain open and management investment companies for
                                           which SIMNA and/or its affiliates provide investment
                                           services

Paul M. Morris
 Senior Vice President                     SIMNA
 Director                                  Schroder Capital Management Inc.

Susan B. Kenneally
 First Vice President, Director            SIMNA
 First Vice President, Director            Schroder Ltd.

Jennifer A. Bonathan
 First Vice President, Director            SIMNA
 First Vice President, Director            Schroder Ltd.

Item 27.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc. and Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and Wells Fargo Variable Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust and is the exclusive placement agent for Master Investment Portfolio, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c)  Not applicable.


Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, San Francisco, California 94105.

          (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Norwest Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, San Francisco, California 94105.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

          (h) Galliard Capital Management, Inc. ("Galliard") maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

          (i) Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

          (j) Schroder Investment Management, North America Inc. maintains all Records relating to its services as investment sub-adviser at 787 Seventh Avenue, New York, New York 10019.

Item 29.  Management Services.
          -------------------

          Other than as set forth under the captions "Organization and Management of the Funds"" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                  SIGNATURES
                                  ----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 8th day of November, 1999.

                              WELLS FARGO FUNDS TRUST

                              By /s/ Richard H. Blank, Jr.
                                 ---------------------------
                                 Richard H. Blank, Jr.
                                 Assistant Secretary as Attorney-in-fact for the Principal Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


Signature                              Title                             Date
---------                              -----                             ----

           *                           Trustee
--------------------------
Robert C. Brown

           *                           Trustee
--------------------------
Donald H. Burkhardt

           *                           Trustee
--------------------------
Jack S. Euphrat

           *                           Trustee
--------------------------
Thomas S. Goho

           *                           Trustee
--------------------------
Peter G. Gordon

           *                           Trustee
--------------------------
W. Rodney Hughes

           *                           Trustee
--------------------------
Richard M. Leach

           *                           Trustee
--------------------------
J. Tucker Morse

           *                           Trustee
--------------------------
Timothy J. Penny

           *                           Trustee
--------------------------
Donald C. Willeke


/s/ Richard H. Blank, Jr.              Assistant Secretary               11/8/99
--------------------------
Richard H. Blank, Jr.
As Attorney-in-Fact
November 8, 1999

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 8th day of November, 1999.

                                    WELLS FARGO CORE TRUST

                                    By /s/ Richard H. Blank, Jr.
                                       ---------------------------
                                       Richard H. Blank, Jr.
                                       Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                         Title                              Date
---------                         -----                              ----

           *                      Trustee
----------------------------
(Robert C. Brown)

           *                      Trustee
----------------------------
(Donald H. Burkhardt)

           *                      Trustee
----------------------------
(Jack S. Euphrat)

           *                      Trustee
----------------------------
(Thomas S. Goho)

           *                      Trustee
----------------------------
(Peter G. Gordon)

           *                      Trustee
----------------------------
(W. Rodney Hughes)

           *                      Trustee
----------------------------
(Richard M. Leach)

           *                      Trustee
----------------------------
(J. Tucker Morse)

           *                      Trustee
----------------------------
(Timothy J. Penny)

           *                      Trustee
----------------------------
(Donald C. Willeke)

/s/ Richard H. Blank, Jr.         Assistant Secretary      11/8/99
----------------------------
Richard H. Blank, Jr.
As Attorney-in-Fact
November 8, 1999

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 311-74295; 811-09253
                                 EXHIBIT INDEX

Exhibit Number                    Description

EX-99.B(i)                        Opinion and Consent of Counsel

EX-99.B(j)                        Consent of Independent Auditors